333-165395
                                                      Registration No. 811-07659
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM N-4


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

Pre-Effective Amendment No.                                       [ ]

Post-Effective Amendment No. 1                                    [X]

                             AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]

Amendment No. 266                                                 [X]


                        (Check appropriate box or boxes)

                                 -------------

                            SEPARATE ACCOUNT NO. 49
                                       OF
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)

             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including Area Code: (212) 554-1234

                                 -------------

                                   DODIE KENT
                  VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                      AXA Equitable Life Insurance Company
             1290 Avenue of the Americas, New York, New York 10104
                    (Name and Address of Agent for Service)

                                 -------------

                  Please send copies of all communications to:

                          CHRISTOPHER E. PALMER, ESQ.
                              GOODWIN PROCTER LLP
                           901 NEW YORK AVENUE, N.W.
                             WASHINGTON, D.C. 20001

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b) of Rule 485.

[X] On May 2, 2011 pursuant to paragraph (b) of Rule 485.

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ] On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

 Title of Securities Being Registered:

  Units of interest in Separate Account under variable annuity contracts.

                                      NOTE

This Post-Effective Amendment No. 1 ("PEA") to the Form N-4 Registration Statement No. 333-165395 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No. 49 is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectus and Statement of Additional Information. Part C has also been updated pursuant to the requirements of Form N-4. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

Structured Capital Strategies(SM)

A variable and index-linked deferred annuity contract


PROSPECTUS DATED MAY 1, 2011

Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. This Prospectus supersedes all prior prospectuses and supplements. You should read the prospectuses for each Trust which contain important information about the portfolios.



--------------------------------------------------------------------------------

WHAT IS STRUCTURED CAPITAL STRATEGIES(SM)?

Structured Capital Strategies(SM) is a variable and index-linked deferred annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY. It provides for the accumulation of retirement savings. The contract also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options and/or in one or more of the Segments comprising the Structured Investment Option. See "Definition of key terms" later in this Prospectus for a more detailed explanation of terms associated with the Structured Investment Option.


This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully.

The contract may not currently be available in all states. In addition, certain features described in this Prospectus may vary in your state. Not all indices are available under all contracts, and may not be available in all states. For a state-by-state description of all material variations to this contract, see "Appendix II" later in this Prospectus. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.


WE RESERVE THE RIGHT TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON, CONTRIBUTIONS INTO CERTAIN INVESTMENT OPTIONS, INCLUDING ANY OR ALL OF THE SEGMENTS COMPRISING THE STRUCTURED INVESTMENT OPTION. IF WE EXERCISE THIS RIGHT, YOUR ABILITY TO INVEST IN YOUR CONTRACT, INCREASE YOUR CONTRACT VALUE AND, CONSEQUENTLY, INCREASE YOUR DEATH BENEFIT WILL BE LIMITED.
--------------------------------------------------------------------------------
PLEASE REFER TO PAGE 13 OF THIS PROSPECTUS FOR A DISCUSSION OF RISK FACTORS.
--------------------------------------------------------------------------------
Our variable investment options are subaccounts offered through Separate
Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("portfolio") of the EQ Advisors Trust (the "Trust"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio. Below is a complete list of the variable investment options:

----------------------------
VARIABLE INVESTMENT OPTIONS
----------------------------
o EQ/Core Bond Index     o EQ/Equity 500 Index    o EQ/Money Market
--------------------------------------------------------------------------------

We also offer our Structured Investment Option, which permits you to invest in one or more segments, each of which provides performance tied to the performance of a securities or commodities index for a set period (1 year, 3 years or 5 years). The Structured Investment Option does not involve an investment in any underlying portfolio. Instead, it is an obligation of AXA Equitable Life Insurance Company. Unlike an index fund, the Structured Investment Option provides a return at maturity designed to provide a combination of protection against certain decreases in the index and a limitation on participation in certain increases in the index. The extent of the downside protection at maturity varies by segment, ranging from the first 10%, 20% or 30% of loss. THERE IS A RISK OF A SUBSTANTIAL LOSS OF YOUR PRINCIPAL BECAUSE YOU AGREE TO ABSORB ALL LOSSES TO THE EXTENT THEY EXCEED THE PROTECTION PROVIDED BY THE STRUCTURED INVESTMENT OPTION AT MATURITY. IF YOU WOULD LIKE A GUARANTEE OF PRINCIPAL, WE OFFER OTHER PRODUCTS THAT PROVIDE SUCH GUARANTEES.


The total amount earned on an investment in a segment of the Structured Investment Option is only applied at maturity. If you take a withdrawal from a segment on any date prior to maturity, we calculate the interim value of the segment as described in "Appendix III -- Segment Interim Value". This amount may be less than the amount invested and may be less than the amount you would receive had you held the investment until maturity. The Segment Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate decreases, and by poor market performance. All other factors being equal, the Segment Interim Value would be lower the earlier a withdrawal or surrender is made during a Segment. Also, participation in upside performance for early withdrawals is pro-rated based on the period those amounts were invested in a Segment. This means you participate to a lesser extent in upside performance the earlier you take a withdrawal.


We currently offer the Structured Investment Option using the following indices:


--------------------------------------------------------------------------------
INDICES
--------------------------------------------------------------------------------
o    S&P 500 Price          o    Russell 2000   o    MSCI EAFE Price
     Return Index                Price Return        Return Index
                                 Index
o    London Gold            o    NYMEX West
     Market Fixing               Texas Intermedi-
     Ltd PM Fix Price/           ate Crude Oil
     USD (the "Gold              Generic
     Index")(1)                  Front-Month
                                 Futures (the
                                 "Oil Index")(1)



(1)    Available in IRA contracts only


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF
PRINCIPAL.
                                                                          e13500
                                                                             SCS

TYPES OF CONTRACTS.  We offer the contracts for use as:

o   A nonqualified annuity ("NQ") for after-tax contributions only.

o   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

A minimum contribution of $25,000 is required to purchase a contract.

You can purchase this contract in one of two ways: (i) as a Series B contract, which has withdrawal charges, or (ii) as a Series ADV contract, if you are a participant in an account established under a fee-based program sponsored by a registered investment adviser that we accept, which has no withdrawal charges.

The principal underwriters of the contract are AXA Advisors, LLC and AXA Distributors, LLC. The offering of the contract is intended to be continuous.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2011, is a part of the registration statement filed on Form N-4. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

CONTENTS OF THIS PROSPECTUS

--------------------------------------------------------------------------------

"We,""our" and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner. When we use the word "contract" it also includes certificates that are issued under group contracts in some states.



Who is AXA Equitable?                                                         4


Definitions of key terms                                                      5
Structured Capital Strategies(SM) at a glance -- key features                 7

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FEE TABLE                                                                    10
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Examples                                                                     11

Condensed financial information                                              12


--------------------------------------------------------------------------------
1. RISK FACTORS                                                              13
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2. HOW TO REACH US                                                           15
--------------------------------------------------------------------------------

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3. CONTRACT FEATURES AND BENEFITS                                            17
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How you can purchase and contribute to your contract                         17

Owner and annuitant requirements                                             19

How you can make your contributions                                          19

Allocating your contributions                                                20

What are your investment options under the contract?                         20

Portfolios of the Trust                                                      21

Structured Investment Option                                                 22

Your right to cancel within a certain number of days                         27


--------------------------------------------------------------------------------
4. DETERMINING YOUR CONTRACT'S VALUE                                         29
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Your account value and cash value                                            29

Your contract's value in the variable investment options and Segment Type
Holding Accounts                                                             29
Your contract's value in the Structured Investment Option                    29


--------------------------------------------------------------------------------
5. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                          31
--------------------------------------------------------------------------------
Transferring your account value                                              31
Disruptive transfer activity                                                 31

                                                   CONTENTS OF THIS PROSPECTUS 2

--------------------------------------------------------------------------------
6. ACCESSING YOUR MONEY                                                      33
--------------------------------------------------------------------------------
Withdrawing your account value                                               33
How withdrawals are taken from your account value                            33
Surrendering your contract to receive its cash value                         34
Withdrawals treated as surrenders                                            34
When to expect payments                                                      34
Your annuity payout options                                                  34

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7. CHARGES AND EXPENSES                                                      37
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Charges that AXA Equitable deducts                                           37
Charges under the contracts                                                  37
Charges that the Trust deducts                                               38
Group or sponsored arrangements                                              39
Other distribution arrangements                                              39

--------------------------------------------------------------------------------
8. PAYMENT OF DEATH BENEFIT                                                  40
--------------------------------------------------------------------------------

Your beneficiary and payment of benefit                                      40

Beneficiary continuation option                                              41

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9. TAX INFORMATION                                                           43
--------------------------------------------------------------------------------
Overview                                                                     43
Buying a contract to fund a retirement arrangement                           43
Transfers among investment options                                           43
Taxation of nonqualified annuities                                           43
Individual retirement arrangements ("IRAs")                                  45
Roth individual retirement annuities
   ("Roth IRAs")                                                             49
Federal and state income tax withholding and information reporting           52
Impact of taxes to AXA Equitable                                             53
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10. MORE INFORMATION                                                         54
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About Separate Account No. 49                                                54
About Separate Account No. 68                                                54
About the Trust                                                              54
About the general account                                                    54
About other methods of payment                                               55
Dates and prices at which contract events occur                              55
About your voting rights                                                     56
Statutory compliance                                                         56
About legal proceedings                                                      56
Financial statements                                                         56

Transfers of ownership, collateral assignments, loans, and borrowing         56
About Custodial IRAs                                                         56
Distribution of the contracts                                                57

--------------------------------------------------------------------------------
11. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                          60
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------


       I --   Condensed financial information                          I-1
      II --   State contract availability and/or variations of        II-1
              certain features and benefits
     III --   Segment Interim Value                                  III-1
      IV --  Index Publishers                                         IV-1
       V --   Segment Maturity Date and Segment Start Date             V-1
              examples
      VI --   Purchase considerations for defined benefit             VI-1
              plans

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------

3 CONTENTS OF THIS PROSPECTUS

WHO IS AXA EQUITABLE?


--------------------------------------------------------------------------------

We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $575.3 billion in assets as of December 31, 2010. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


                                                        WHO IS AXA EQUITABLE?  4

Definitions of key terms

--------------------------------------------------------------------------------


ACCOUNT VALUE -- Your "account value" is the total of: (i) the values you have in the variable investment options, (ii) the values you have in the Segment Type Holding Accounts and (iii) your Segment Interim Values.

ANNUITANT -- The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.

BUSINESS DAY -- Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the Securities and Exchange Commission determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

CASH VALUE -- At any time before annuity payments begin, your contract's cash value is equal to the account value less any applicable withdrawal charges.

CONTRACT DATE -- The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract.

CONTRACT DATE ANNIVERSARY -- The end of each 12 month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.

CONTRACT YEAR -- The 12 month period beginning on your contract date and each 12 month period after that date is a "contract year."

INDEX -- An Index is used to determine the Segment Rate of Return for a Segment. We currently offer Segment Types based on two types of Indices:
Indices based on the performance of securities ("Securities Indices") and Indices based on the performance of commodities ("Commodities Indices"). In the future, we may offer Segment Types based on other types of Indices.

INDEX PERFORMANCE RATE -- For a Segment, the percentage change in the value of the related Index from the Segment Start Date to the Segment Maturity Date. The Index Performance Rate may be positive or negative.

IRS  -- Internal Revenue Service

OWNER -- The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits.

PERFORMANCE CAP RATE -- The highest Segment Rate of Return that can be credited on a Segment Maturity Date. The Performance Cap Rate is not an annual rate of return.

PERFORMANCE CAP THRESHOLD -- A minimum rate you may specify as a participation requirement that the Performance Cap Rate for a new Segment must equal or exceed in order for amounts to be transferred from a Segment Type Holding Account into a new Segment.

SAI  -- Statement of Additional Information.

SEC  -- Securities and Exchange Commission.

SEGMENT -- An investment option we establish with a specific Index, Segment Duration, Segment Buffer, Segment Maturity Date and Performance Cap Rate.

SEGMENT BUFFER -- The portion of any negative Index Performance Rate that we absorb on a Segment Maturity Date for a particular Segment. Any percentage decline in a Segment's Index Performance Rate in excess of the Segment Buffer reduces your Segment Maturity Value. We currently offer Segment Buffers of -10%, -20% and -30%.

SEGMENT BUSINESS DAY -- A business day that all Indices underlying available Segments are scheduled to be open and to publish prices. A scheduled holiday for any one Index disqualifies that day from being scheduled as a Segment Business Day for all Segments. We use Segment Business Days in this manner so that, based on published holiday schedules, we mature all Segments on the same day and start all new Segments on a subsequent day. This design, among other things, facilitates the roll over of maturing Segment Investments into new Segments. It is possible that due to emergency conditions, an Index cannot provide a price on a day that was scheduled to be a Segment Business Day. These unforeseen events can have two results. (1) If the NYSE experiences an emergency close and cannot publish a price, we cannot mature or start any Segments for any Index. (2) If any Index other than the NYSE experiences an emergency close and cannot publish a price, we will mature or start Segments for all unaffected Indices.

SEGMENT DURATION -- The period from the Segment Start Date to the Segment Maturity Date. We currently offer Segment Durations of 1 year, 3 years or 5 years.

SEGMENT INTERIM VALUE -- The value of your investment in a Segment prior to the Segment Maturity Date.

SEGMENT INVESTMENT -- The amount transferred to a Segment on its Segment Start Date, as adjusted for any withdrawals from that Segment.

SEGMENT MATURITY DATE -- The Segment Business Day on which a Segment ends. This is generally the first Segment Business Day occurring after the 13th of the same month as the Segment Start Date in the calendar year in which the Segment Duration ends.

SEGMENT MATURITY DATE REQUIREMENT -- You will not be invested in a Segment if the Segment Maturity Date is later than your contract maturity date.

SEGMENT MATURITY VALUE -- The value of your investment in a Segment on the Segment Maturity Date.

SEGMENT PARTICIPATION REQUIREMENTS -- The requirements that must be met before we transfer amounts from a Segment Type Holding Account to a new Segment on a Segment Start Date.

SEGMENT RATE OF RETURN -- If the Index Performance Rate is positive, then the Segment Rate of Return is a rate equal to the Index Performance Rate, but not more than the Performance Cap Rate. If the Index Performance Rate is negative, but declines by a percentage less than



5  DEFINITIONS OF KEY TERMS
or equal to the Segment Buffer, then the Segment Rate of Return is 0%. If the Index Performance Rate is negative, and declines by more than the Segment Buffer, then the Segment Rate of Return is negative, but will not reflect the first -10%, -20% or -30% of downside performance, depending on the Segment Buffer applicable to that Segment.

SEGMENT RETURN AMOUNT -- Equals the Segment Investment multiplied by the Segment Rate of Return.

SEGMENT START DATE -- The Segment Business Day on which a new Segment is established. This is generally the second Segment Business Day occurring after the 13th of each month.

SEGMENT TYPE -- All Segments having the same Index, Segment Duration, and Segment Buffer. Each Segment Type has a corresponding Segment Type Holding Account. We currently offer 15 Segment Types.

SEGMENT TYPE HOLDING ACCOUNT -- An account that holds all contributions and transfers allocated to a Segment Type pending investment in a Segment. There is a Segment Type Holding Account for each Segment Type. The Segment Type Holding Accounts are part of the EQ/Money Market variable investment option.

STRUCTURED INVESTMENT OPTION -- An investment option that permits you to invest in various Segments, each tied to the performance of an Index, and participate in the performance of that Index.



                                                     DEFINITIONS OF KEY TERMS  6

STRUCTURED CAPITAL STRATEGIES(SM) AT A GLANCE -- KEY FEATURES


--------------------------------------------------------------------------------
TWO CONTRACT SERIES     This Prospectus describes two contract series of
                        Structured Capital Strategies(SM) -- Series B and Series
                        ADV. Series B contracts are subject to a withdrawal
                        charge schedule, while the Series ADV contracts are not
                        subject to a withdrawal charge schedule, but can only be
                        purchased through an account established under a
                        fee-based program offered by a registered investment
                        adviser. The fees and expenses of your fee-based program
                        are separate from and in addition to the fees and
                        expenses of the contract and generally provide for
                        various advisory and other services. We do not create or
                        approve these fee-based programs, which are the sole
                        responsibility of the registered investment adviser that
                        maintains them.

                        Each series provides for the accumulation of retirement savings and income, and provides for the payment of account value to your beneficiary upon death, and offers various payout options.

                        Each series has a different charge structure. For details, please see the "Fee table" and "Charges and expenses" sections later in this Prospectus.

                        Throughout the Prospectus, any differences in the series are identified. Also see "Definition of key terms" ear-lier in this Prospectus for a more detailed explanation of terms associated with the Structured Investment
                        Option.

                        You should work with your financial professional to
                        decide which series of the contract may be appropriate
                        for you based on a thorough analysis of your particular
                        insurance needs, financial objectives, investment goals,
                        time horizons and risk tolerance.
--------------------------------------------------------------------------------
VARIABLE INVESTMENT     Structured Capital Strategies(SM) variable investment
OPTIONS                 options invest in portfolios sub-advised by professional
                        investment advisers. The contract currently offers three
                        variable investment options. Depending upon the perfor-
                        mance of the variable investment options, you could lose
                        money by investing in one or more variable investment
                        options.
--------------------------------------------------------------------------------

STRUCTURED INVESTMENT   See "Definition of key terms" on the prior page and
OPTION                  "Contract features and benefits" later in this
                        Prospectus for more detailed explanations of terms
                        associated with the Structured Investment Option.

                        o 15 Segment Types with Segment Durations of 1, 3 and 5 years.

                        o Investments in Segments are not investments in underlying mutual funds; Segments are not "index funds." Each Segment Type offers an opportunity to invest in a Segment that is tied to the performance of a Securities or Commodities Index.
                              You participate in the performance of that Index by investing in the Segment. You do not participate in the investment results of any assets we hold in relation to the Segments. We hold assets in a "non-unitized" separate account we have established under the New York Insurance
                              Law to support our obligations under the Structured Investment Option. We calculate the results of an investment in a Segment pursuant to one or more formulas described later in this Prospectus. Depending upon the performance of the Indices, you could lose money by investing in one or more Segments.

                        o An "Index" is used to determine the Segment Rate of Return for a Segment. We currently offer
                              Segment Types based on two types of Indices:
                              Indices based on the performance of securities
                              ("Securities Indices") and Indices based on the performance of commodities ("Commodities
                              Indices"). In the future, we may offer Segment
                              Types based on other types of Indices. The Indices are as follows:

                              --    S&P 500 Price Return Index;

                              --  Russell 2000 Price Return Index;

                              --  MSCI EAFE Price Return Index;

                              --  London Gold Market Fixing Ltd PM Fix Price/USD
                                  (the "Gold Index") (only available for IRA contracts); and

                              --  NYMEX West Texas Intermediate Crude Oil
                                  Generic Front-Month Futures (the "Oil Index")
                                  (only available for IRA contracts).

                        o     The Segment Return Amount (which equals the
                              Segment Investment multiplied by the Segment Rate
                              of Return) will only be applied on the Segment
                              Maturity Date.
--------------------------------------------------------------------------------



7 STRUCTURED CAPITAL STRATEGIES(SM) AT A GLANCE -- KEY FEATURES

--------------------------------------------------------------------------------
STRUCTURED INVESTMENT   o   The Segment Rate of Return could be positive, zero,
OPTION (CONTINUED)          or negative. THERE IS A RISK OF A SUBSTANTIAL LOSS
                            OF YOUR PRINCIPAL BECAUSE YOU AGREE TO ABSORB ALL
                            LOSSES TO THE EXTENT THEY EXCEED THE APPLICABLE
                            SEGMENT BUFFER.

                        o On any date prior to maturity, we calculate the Segment Interim Value for each Segment as described in "Appendix III -- Segment Interim Value". This amount may be less than the amount invested and may be less than the amount you would receive had you held the investment until maturity. The Segment
                            Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. All other factors being equal, the Segment Interim Value would be lower the earlier a withdrawal or surrender is made during a Segment.
                            Also, participation in upside performance for early withdrawals is pro-rated based on the period those amounts were invested in a Segment. This means you participate to a lesser extent in upside performance the earlier you take a withdrawal.

                        o   BOTH THE PERFORMANCE CAP RATE AND THE SEGMENT BUFFER
                            ARE RATES OF RETURN FROM THE SEG- MENT START DATE TO
                            THE SEGMENT MATURITY DATE, NOT ANNUAL RATES OF
                            RETURN, EVEN IF THE SEGMENT DURATION IS LONGER THAN
                            ONE YEAR. THEREFORE YOUR PERFORMANCE CAP THRESHOLD
                            IS ALSO NOT AN ANNUAL RATE, AS IT IS BASED ON THE
                            SEGMENT DURATION.

                        o   THE HIGHEST LEVEL OF PROTECTION AT MATURITY IS THE
                            -30% SEGMENT BUFFER AND LOWEST LEVEL OF PROTECTION
                            IS THE -10% SEGMENT BUFFER.

                        o   THIS PRODUCT GENERALLY OFFERS GREATER UPSIDE
                            POTENTIAL, BUT LESS DOWNSIDE PROTECTION, AT MATURITY
                            THAN FIXED INDEXED ANNUITIES, WHICH PROVIDE A
                            GUARANTEED MINIMUM RETURN.
--------------------------------------------------------------------------------
TAX CONSIDERATIONS      o   On earnings inside      No tax until you make
                            the contract            withdrawals from your
                                                    contract or receive annuity
                                                    payments.

                        o   On transfers inside     No tax on transfers among
                            the contract            investment options,
                                                    including on a Segment
                                                    Maturity Date.
                        --------------------------------------------------------

                        If you are purchasing an annuity contract as an
                        Individual Retirement Annuity (IRA), you should be aware
                        that such annuities do not provide tax deferral benefits
                        beyond those already provided by the Internal Revenue
                        Code for individual retirement arrangements. Before
                        purchasing this contract, you should consider whether
                        its features and benefits beyond tax deferral meet your
                        needs and goals. You may also want to consider the rela-
                        tive features, benefits and costs of this contract with
                        any other investment that you may use in connection with
                        your individual retirement arrangement. You should also
                        be aware that income received under the contract is
                        taxable as ordinary income and not as capital gain. For
                        more information, see "Tax information" later in this
                        Prospectus.
                        --------------------------------------------------------
CONTRIBUTION AMOUNTS    o   NQ $25,000 (initial) (minimum)
                            $500 (additional) (minimum)

                        o   Traditional or Roth IRA $25,000 (initial)
                            (minimum) $50 (subsequent) (minimum)

                        o   Maximum contribution limitations apply to all
                            contracts.
                        --------------------------------------------------------
                        In general, contributions are limited to $1.5 million
                        under all Structured Capital Strategies(SM) contracts
                        with the same owner or annuitant and $2.5 million under
                        all AXA Equitable annuity accumulation contracts with
                        the same owner or annuitant. Upon advance notice to you,
                        we may exercise certain rights we have under the con-
                        tract regarding contributions, including our rights to
                        (i) change minimum and maximum contribution requirements
                        and limitations, and (ii) discontinue acceptance of
                        contributions including contributions in general, or to
                        particular investment options. In addition, we may, at
                        any time, exercise our right to limit or terminate
                        transfers into any variable investment option. For more
                        information, see "How you can purchase and contribute to
                        your contract" in "Contract features and benefits" later
                        in this Prospectus.
                        --------------------------------------------------------
ACCESS TO YOUR MONEY o Partial withdrawals

                        o   Contract surrender

                        o   You may be subject to tax on any income you
                            receive and, unless you are 59-1/2 or another
                            exception applies, an additional 10% federal
                            income tax penalty. For Series B, you may also
                            incur a withdrawal charge for certain withdrawals
                            or if you surrender your contract.
                        --------------------------------------------------------
PAYOUT OPTIONS          o   Fixed annuity payout options
                        o   Other payout options through other contracts
                        --------------------------------------------------------


                 STRUCTURED CAPITAL STRATEGIES(SM) AT A GLANCE -- KEY FEATURES 8

--------------------------------------------------------------------------------
FEES AND CHARGES        Please see "Fee table" later in this section for
                        complete details.
--------------------------------------------------------------------------------
OWNER AND ANNUITANT     0-85
ISSUE AGES
--------------------------------------------------------------------------------
YOUR RIGHT TO CANCEL    To exercise your cancellation right you must notify us,
                        with a signed letter of instruction electing this right,
                        to our processing office within 10 days after you
                        receive your contract. If state law requires, this "free
                        look" period may be longer. See "Your right to cancel
                        within a certain number of days" in "Contract features
                        and benefits" later in this Prospectus for more
                        information.
--------------------------------------------------------------------------------



THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. ALL SEGMENT TYPES ARE NOT AVAILABLE IN ALL CONTRACTS, AND MAY NOT BE AVAILABLE IN ALL STATES. FOR A STATE-BY-STATE DESCRIPTION OF ALL MATERIAL VARIATIONS TO THIS CONTRACT, SEE "APPENDIX II" LATER IN THIS PROSPECTUS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.


OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from those in the contracts offered by this Prospectus. Not every contract we issue is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether this contract is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.



9 STRUCTURED CAPITAL STRATEGIES(SM) AT A GLANCE -- KEY FEATURES

FEE TABLE

--------------------------------------------------------------------------------
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, purchase a Variable Immediate Annuity payout option or make certain transfers and exchanges. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.(1)


------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN
TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions with-       SERIES B(2)        SERIES ADV
drawn (deducted if you surrender your contract or make certain          5.00%              N/A
withdrawals or apply your cash value to certain payout options).
------------------------------------------------------------------------------------------------------------------------------------
Charge for each additional transfer in excess of 12 transfers per      Maximum Charge: $35
contract year:(3)                                                      Current Charge: $0
------------------------------------------------------------------------------------------------------------------------------------
The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying
Trust portfolio fees and expenses.




------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS (INCLUDING THE SEGMENT
TYPE HOLDING ACCOUNTS) EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Separate account annual expenses:
                                                                       SERIES B           SERIES ADV
Contract fee(4)                                                        1.25%              0.65%
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                             ADJUSTMENTS FOR EARLY SURRENDER OR WITHDRAWAL FROM A SEGMENT
 WHEN CALCULATION IS MADE                                                   MAXIMUM AMOUNT THAT MAY BE LOST(5)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     -10% Buffer      -20% Buffer      -30% Buffer
------------------------------------------------------------------------------------------------------------------------------------
Segment Interim Value is applied on surrender or withdrawal from a   90% of Segment   80% of Segment   70% of Segment
Segment prior to its Segment Maturity Date                           Investment       Investment       Investment

You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust Prospectus for the portfolio.


------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2010 (expenses that are  Lowest     Highest
                                                                       ------     ------
deducted from portfolio assets including management fees, 12b-1 fees,   0.62%      0.72%
service fees, and/or other expenses) (6)
------------------------------------------------------------------------------------------------------------------------------------




(1) The current tax charge that might be imposed varies by jurisdiction and currently ranges from 0% to 3.5%.

(2) Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge.

The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal, surrender your contract to receive its cash value, or surrender your contract to apply your cash value to a non-life contingent annuity payment option. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1").

  CONTRACT YEAR
  -------------
  1..................................... 5.00%
  2..................................... 5.00%
  3..................................... 5.00%
  4..................................... 4.00%
  5..................................... 3.00%
  6+.................................... 0.00%


(3) Currently, we do not charge for transfers among variable investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each variable transfer at the time each transfer is processed. See "Transfer charge" in "Charges and expenses" later in this Prospectus. We will not count transfers from Segment Type Holding Accounts into Segments on a Segment Start Date, or the allocation of Segment Maturity Value on a Segment Maturity Date in calculating the number of transfers subject to this charge.

(4) On a non-guaranteed basis, we may waive any portion of the contract fee as it applies to the EQ/Money Market variable investment option to the extent that the fee exceeds the income distributed by the underlying EQ/Money Market Portfolio. This waiver is limited to the contract fee, and it is not a fee waiver or performance guarantee for the underlying EQ/Money Market Portfolio. See "Contract fee" in "Charges and expenses" later in this Prospectus.


                                                                    FEE TABLE 10

(5) The actual amount of the Interim Value Calculation is determined by a formula that depends on, among other things, the Segment Buffer and how the Index has performed since the Segment Start Date, as discussed in detail under "Appendix III" later in this Prospectus. The maximum loss would occur if there is a total distribution for a Segment with a 10%, 20% or 30% buffer at a time when the Index price has declined to zero. If you surrender or cancel your contract, die or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date, and any upside performance will be limited to a percentage lower than the Performance Cap Rate.

(6) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2010 and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the EQ/Core Bond Index Portfolio.



EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses). For a complete description of portfolio charges and expenses, please see the prospectuses for the Trust.

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated first under a Series B contract and then under a Series ADV contract.

The Structured Investment Option is not covered by the fee table and examples. However, the withdrawal charge, if any, and the charge if you elect a Variable Immediate Annuity payout option do apply to the Structured Investment Option.

These examples should not be considered a representation of past or future expenses for any variable investment option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The examples also assume (i) the total annual expenses of the portfolios set forth in the previous tables; and (ii) there is no waiver of any withdrawal charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

11 FEE TABLE

                                    SERIES B


------------------------------------------------------------------------------------------------------------------------------------
                                                                IF YOU ANNUITIZE AT THE END OF THE
                                                                APPLICABLE TIME PERIOD, AND SELECT A
                                                                NON-LIFE CONTINGENT PERIOD CERTAIN
                     IF YOU SURRENDER YOUR CONTRACT AT THE      ANNUITY OPTION WITH LESS THAN FIVE
                       END OF THE APPLICABLE TIME PERIOD                   YEARS
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio Name       1 year   3 years   5 years   10 years   1 year   3 years   5 years   10 years
------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/Core Bond Index    $707     $1,139    $1,397    $2,364       N/A    $1,139    $1,397    $2,364
EQ/Equity 500 Index   $696     $1,107    $1,343    $2,255       N/A    $1,107    $1,343    $2,255
EQ/Money Market       $706     $1,136    $1,391    $2,353       N/A    $1,136    $1,391    $2,353

--------------------------------------------------------------------------------
                      IF YOU DO NOT SURRENDER YOUR CONTRACT
                     AT THE END OF THE APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------
 PORTFOLIO NAME       1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
EQ ADVISORS TRUST:
--------------------------------------------------------------------------------
EQ/Core Bond Index    $207     $639      $1,097    $2,364
EQ/Equity 500 Index   $196     $607      $1,043    $2,255
EQ/Money Market       $206     $636      $1,091    $2,353


                                   SERIES ADV


------------------------------------------------------------------------------------------------------------------------------------
                                                              IF YOU SURRENDER OR DO NOT SURRENDER
                        IF YOU ANNUITIZE AT THE END OF THE         YOUR CONTRACT AT THE END
                             APPLICABLE TIME PERIOD             OF THE APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME       1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/Core Bond Index      N/A    $447      $772      $1,692     $144     $447      $772      $1,692
EQ/Equity 500 Index     N/A    $415      $717      $1,576     $133     $415      $717      $1,576
EQ/Money Market         N/A    $444      $767      $1,681     $143     $444      $767      $1,681
------------------------------------------------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2010.


                                                                    FEE TABLE 12

1. RISK FACTORS

--------------------------------------------------------------------------------

This section discusses risks associated with some features of the contract. See "Definition of key terms" earlier in this Prospectus and "Contract features and benefits" later in this Prospectus for more detailed explanations of terms associated with the Structured Investment Option.

o There is a risk of a substantial loss of your principal because you agree to absorb all losses from the portion of any negative Index Performance Rate that exceeds the Segment Buffer for any Segment at maturity. The highest level of protection is the -30% Segment Buffer and the lowest level of protection is the -10% Segment Buffer at maturity.

o Your Segment Rate of Return for any Segment is limited by its Performance Cap Rate, which could cause your Segment Rate of Return to be lower than it would otherwise be if you invested in a mutual fund or exchange-traded fund designed to track the performance of the applicable Index.


o The Performance Cap Rate is determined on the Segment Start Date. You will not know the rate in advance. Prior to the Segment Start Date, you may elect a Performance Cap Threshold. The threshold represents the minimum Performance Cap Rate you find acceptable for a particular Segment. If we declare a cap that is lower than the threshold you specify, you will not be invested in that Segment and your contribution will remain in that Segment Type Holding Account, until the next available Segment for which your threshold is met or you provide us with alternative instructions. If you do not specify a threshold, you risk the possibility that the Performance Cap Rate established will have a lower cap than you would find acceptable. Currently, we will not establish a Segment if the Performance Cap Rate would be less than 2% for a 1-Year Segment, 6% for a 3-Year Segment or 10% for a 5-Year Segment. The Performance Cap Rate is a rate of return from the Segment Start Date to the Segment Maturity Date, NOT an annual rate of return, even if the Segment Duration is longer than one year. We reserve the right to reduce or remove our current minimum threshold for setting the Performance Cap Rate. Please see "Appendix II" later in this Prospectus for state variations.


o The method we use in calculating your Segment Interim Value may result in an amount lower than your Segment Investment, even if the corresponding Index has experienced positive investment performance since the Segment Start Date. Also, this amount may be less than the amount you would receive had you held the investment until maturity.

    -- If you take a withdrawal, including required minimum distributions, and there is insufficient value in the variable investment options and the Segment Type Holding Accounts, we will withdraw amounts from any active Segments in your contract. Amounts withdrawn from active Segments will be valued using the formula for calculating the Segment Interim Value.

    -- If you die or cancel or surrender your contract before the Segment Maturity Date, we will pay the Segment Interim Value.


    -- Any calculation of the Segment Interim Value will generally be affected by changes in both the volatility and level of the relevant Index, as well as interest rates. The calculation of the Segment Interim Value is linked to various factors, including the value of a basket of put and call options on the relevant Index as described in "Appendix III" of this Prospectus. The Segment Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. All other factors being equal, the Segment Interim Value would be lower the earlier a withdrawal or surrender is made during a Segment. Also, participation in upside performance for early withdrawals is pro-rated based on the period those amounts were invested in a Segment. This means you participate to a lesser extent in upside performance the earlier you take a withdrawal.


o You cannot transfer out of a Segment prior to its maturity to another investment option. You can only make withdrawals out of a Segment or surrender your contract. The amount you would receive would be calculated using the formula for the Segment Interim Value.

o We may not offer new Segments of any or all Segment Types, so a Segment may not be available for you to transfer your Segment Maturity Value into after the Segment Maturity Date.

o We have the right to substitute an alternative index prior to Segment Maturity if the publication of one or more Indices is discontinued or at our sole discretion we determine that our use of such Indices should be discontinued or if the calculation of one or more of the Indices is substantially changed. If we substitute an index for an existing Segment, we would not change the Segment Buffer or Performance Cap Rate. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index.

o If a Segment cannot be matured until after the scheduled Segment Start Date for a particular month, we may create new Segments of Segment Types that utilize unaffected Indices on the scheduled Segment Start Date. This may occur if the Segment Maturity Date for a Segment is delayed more than once because the value for the relevant underlying Index of the Segment is not published on the designated Segment Maturity Date. If your instructions include an allocation from a Segment whose Segment Maturity Date has been delayed to a new Segment whose underlying Index is unaffected, we will not be able to transfer that portion of your Segment Maturity Value from the affected Segment to the unaffected Segment. We will use reasonable efforts to allocate your Segment Maturity Value in accordance with your instructions, which may include holding amounts in Segment Type Holding Accounts until the next Segment Start Date.

o The amounts held in a Segment Type Holding Account may earn a return that is less than the return you might have earned if those amounts were held in another variable investment option.

13  RISK FACTORS

o Segment Types with greater protection tend to have lower Performance Cap Rates than other Segment Types that use the same index and duration but provide less protection.

o The value of your variable investment options will fluctuate and you could lose some or all of your account value.

o The level of risk you bear and your potential investment performance will differ depending on the investments you choose.

o If your account value falls below the applicable minimum account size as a result of a withdrawal, the contract will terminate.

o For Series B contracts only, if you surrender your contract, any applicable withdrawal charge is calculated as a percentage of contributions, not account value. It is possible that the percentage of account value withdrawn could exceed the applicable withdrawal charge percentage. For example, assume you make a one-time contribution of $1,000 at contract issue. If your account value is $800 in contract year 3 and you surrender your contract, a withdrawal charge percentage of 5% is applied. The withdrawal charge would be $50 (5% of the $1,000 contribution). This is a 6.25% reduction of your account value, which results in a cash value of $750 paid to you.


o No company other than AXA Equitable has any legal responsibility to pay amounts that AXA Equitable owes under the contract. An owner should look to the financial strength of AXA Equitable for its claims-paying ability.



                                                                RISK FACTORS  14

2. HOW TO REACH US


--------------------------------------------------------------------------------

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:



--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:
--------------------------------------------------------------------------------



FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
---------------------------------------
     Retirement Service Solutions
     P.O. Box 1577
     Secaucus, NJ 07096-1577

--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------


     Retirement Service Solutions
     500 Plaza Drive, 6th Floor
     Secaucus, NJ 07094


--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:
--------------------------------------------------------------------------------



FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

     Retirement Service Solutions
     P.O. Box 1547
     Secaucus, NJ 07096-1547


FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

     Retirement Service Solutions
     500 Plaza Drive, 6th Floor
     Secaucus, NJ 07094


Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.

--------------------------------------------------------------------------------
Our "business day" is generally any day the NYSE is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the Securities and Exchange Commission determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur in "More Information" later in this Prospectus."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:
--------------------------------------------------------------------------------

o written confirmation of financial transactions and certain non-financial transactions, including when money is transferred into a Segment from a Segment Type Holding Account; when money is not transferred from a Segment Type Holding Account into a Segment on a Segment Start Date for any reason; when a Segment matures; when you change a Performance Cap Threshold; or when you change your current instructions; and

o at the close of each calendar quarter for which there is a financial transaction and statement of your contract values at the close of each calendar year.

See "Definition of key terms" earlier in this Prospectus for a more detailed explanation of terms associated with the Structured Investment Option.
--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
 ONLINE ACCOUNT ACCESS SYSTEMS:
--------------------------------------------------------------------------------

TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:


o   your current account value;

o   your current allocation percentages;

o   your Performance Cap Threshold;

o your instructions on file for allocating the Segment Maturity Value on the Segment Maturity Date;

o the number of units you have in the variable investment options and the Segment Type Holding Accounts;

o the daily unit values for the variable investment options and the Segment Type Holding Accounts; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o   elect or change your Performance Cap Threshold;

o change your allocation percentages and/or transfer among the variable investment options (not available for transfers to Segment Type Holding Accounts); and

o change your TOPS personal identification number ("PIN") (through TOPS only) and your Online Account Access password (through Online Account Access only).


15  HOW TO REACH US

With Online Account Access only you can:

o   elect to receive certain contract statements electronically;

o   change your address;

o   elect or change your Performance Cap Threshold; and

o   access "Frequently Asked Questions" and certain service forms.

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll-free 1-888-909-7770. You may use Online Account Access by visiting our website at www.axa-equitable.com and clicking on Online Account Access. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------

You may also use our toll-free number (1-877-899-3743) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern Time.


WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) authorization for transfers, including transfers of your Segment Maturity Value on a Segment Maturity Date, by your financial professional;

(2)  conversion of a traditional IRA to a Roth IRA contract;


(3)  tax withholding elections (see withdrawal request form);


(4)  election of the beneficiary continuation option;

(5)  IRA contribution recharacterizations;

(6)  Section 1035 exchanges;

(7)  direct transfers and specified direct rollovers;

(8)  death claims;

(9)  change in ownership (NQ only, if available under your contract);

(10) purchase by, or change of ownership to, a non-natural owner;

(11) requests to transfer, re-allocate, make subsequent contributions and change your future allocations (except that certain transactions may be permitted through TOPS and the Online Account Access systems);


(12) establishing and changing a Performance Cap Threshold;

(13) providing instructions for allocating the Segment Maturity Value on the Segment Maturity Date; and

(14) requests for withdrawals (starting on or about August 8, 2011).


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)  beneficiary changes; and


(2)  contract surrender;


To cancel or change any of the following, we recommend that you provide the required written notification at least seven calendar days before the next scheduled transaction:

(1) instructions on file for allocating the Segment Maturity Value on the Segment Maturity Date; and

(2) instructions to withdraw your Segment Maturity Value on the Segment Maturity Date.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)  the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.


                                                             HOW TO REACH US  16

3. CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------
HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT


You may purchase a contract by making payments to us that we call "contributions." We can refuse to accept any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. The following table summarizes our current rules regarding contributions to your contract, which rules are subject to change. For a traditional IRA contract, your initial contribution must be a direct transfer from another traditional IRA or a rollover from an eligible retirement plan (including another traditional IRA). For a Roth IRA contract, your initial contribution must be a direct transfer from another Roth IRA or a rollover from an eligible retirement plan including traditional IRA or another Roth IRA. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table, and contributions are based on the age of the older of the original owner and annuitant. Subsequent contributions may not be permitted in your state. Please see Appendix II later in this Prospectus for any applicable state variations.

--------------------------------------------------------------------------------
We reserve the right to change our current limitations on your contributions and to discontinue acceptance of contributions.
--------------------------------------------------------------------------------

We currently do not accept any contribution if (i) the aggregate contributions under one or more Structured Capital Strategies(SM) contracts with the same owner or annuitant would then total more than $1,500,000; or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria we determine, including issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix II later in this Prospectus for more information on state variations.

--------------------------------------------------------------------------------
The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits. The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.
--------------------------------------------------------------------------------
Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to:


o Change our contribution requirements and limitations and our transfer rules, including to:

    -- increase or decrease our minimum contribution requirements and increase or decrease our maximum contribution limitations;

    --  discontinue the acceptance of subsequent contributions to the contract;

    -- discontinue the acceptance of subsequent contributions and/or transfers into one or more of the variable investment options; and

    -- discontinue the acceptance of subsequent contributions and/or transfers into one or more of the Segment Type Holding Accounts or the Segments.

o Further limit the number of Segment Type Holding Accounts and Segments you may invest in at any one time.

o Limit or terminate new contributions or transfers to any variable investment option, Segment Type Holding Account or Segment ("investment options").


WE RESERVE THE RIGHT IN OUR SOLE DISCRETION TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON CONTRIBUTIONS AND TRANSFERS INTO CERTAIN INVESTMENT OPTIONS, INCLUDING ANY OR ALL OF THE SEGMENT TYPES. IF WE EXERCISE THIS RIGHT, YOUR ABILITY TO INVEST IN YOUR CONTRACT, INCREASE YOUR CONTRACT VALUE AND, CONSEQUENTLY, INCREASE YOUR DEATH BENEFIT WILL BE LIMITED.



------------------------------------------------------------------------------------------------------------------------------------
                                                   SERIES B & SERIES ADV
------------------------------------------------------------------------------------------------------------------------------------
CONTRACT  AVAILABLE FOR OWNER AND   MINIMUM                   SOURCE OF CONTRIBUTIONS       ADDITIONAL LIMITATIONS ON
TYPE      ANNUITANT ISSUE AGES      CONTRIBUTIONS                                           CONTRIBUTIONS TO YOUR CONTRACT(1)
------------------------------------------------------------------------------------------------------------------------------------
NQ        0 through 85                   $25,000 (initial)    o   After-tax money.          o   You may make subse-
                                         $500 (subsequent)                                      quent contributions to
                                                              o   Paid to us by check or        the contract until the
                                                                  transfer of contract          later of attained age 86
                                                                  value in a tax                or, if later, the first con-
                                                                  deferred exchange under       tract date anniversary.(2)
                                                                  Section 1035 of the
                                                                  Internal Revenue Code.
------------------------------------------------------------------------------------------------------------------------------------



(1) Subsequent contributions may not be permitted under certain conditions in your state. Please see Appendix II later in this Prospectus for more information on contribution limitations in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into any investment option at any time.


(2) The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.


17 CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------------------------------------------------
                                                SERIES B & SERIES ADV
------------------------------------------------------------------------------------------------------------------------------------
CONTRACT        AVAILABLE FOR OWNER
TYPE            AND ANNUITANT ISSUE  MINIMUM              SOURCE OF CONTRIBUTIONS           ADDITIONAL LIMITATIONS ON CONTRIBUTIONS
                AGES                 CONTRIBUTIONS                                          TO YOUR CONTRACT(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                          o   Eligible rollover distribu-   o   You may make rollover or direct
Traditional IRA 0 through 85         $25,000 (initial)        tions from 403(b) plans,          transfer contributions until the
                                     $50 (subsequent)         qualified plans and govern-       later of attained age 86 or the
                                                              mental employer 457(b)            first contract date anniversary. (2)
                                                              plans.                        o   Contributions made after age
                                                          o   Rollovers from another            70-1/2 must be net of required
                                                              traditional individual retire-    minimum distributions.
                                                              ment arrangement.
                                                                                            o   Although we accept regular IRA
                                                          o   Direct custodian-to-              contributions (limited to $5,000
                                                              custodian transfers from          per calendar year) under tradi-
                                                              another traditional indi-         tional IRA contracts, we intend
                                                              vidual retirement                 that the contract be used primarily
                                                              arrangement.                      for rollover and direct transfer
                                                                                                contributions.
                                                          o   Regular IRA contributions.
                                                                                            o   Subsequent catch-up contributions
                                                          o   Additional catch-up contri-       of up to $1,000 per calendar year
                                                              butions.                          where the owner is at least age
                                                                                                50 but under age 70-1/2 at any
                                                                                                time during the calendar year for
                                                                                                which the contribution is made.
------------------------------------------------------------------------------------------------------------------------------------
Roth IRA        0 through 85         $25,000 (initial)    o   Rollovers from another        o   You may make rollover or direct
                                     $50 (subsequent)         Roth IRA.                         transfer contributions until the
                                                                                                later of attained age 86 or the
                                                          o   Rollovers from a "desig-          first contract date anniversary. (2)
                                                              nated Roth contribution
                                                              account" under specified      o   Conversion rollovers after age
                                                              retirement plans.                 70-1/2 must be net of required
                                                                                                minimum distributions for the
                                                          o   Conversion rollovers from a       traditional IRA or other eligible
                                                              traditional IRA or other          retirement plan that is the source
                                                              eligible retirement plan.         of the conversion rollover.
                                                          o   Direct custodian-to-          o   Although we accept Roth IRA
                                                              custodian transfers from          contributions (limited to $5,000
                                                              another Roth IRA.                 per calendar year) under Roth IRA
                                                          o   Regular Roth IRA contribu-        contracts, we intend that the con-
                                                              tions.                            tract be used primarily for rollover
                                                                                                and direct transfer contributions.

                                                          o   Additional catch-up contri-   o   Subsequent catch-up contributions
                                                              butions.                          of up to $1,000 per calendar year
                                                                                                where the owner is at least 50 at
                                                                                                any time during the calendar year
                                                                                                for which the contribution is
                                                                                                made.
------------------------------------------------------------------------------------------------------------------------------------



(1) Subsequent contributions may not be permitted under certain conditions in your state. Please see Appendix II later in this Prospectus for more information on contribution limitations in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into any investment option at any time.
(2) The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.



                                               CONTRACT FEATURES AND BENEFITS 18

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner. We reserve the right to prohibit availability of this contract to any non-natural owner.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) we permit the naming of joint annuitants only when the contract is purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code and only where the joint annuitants are spouses.


We also permit defined benefit plan trusts to use pooled defined benefit plan assets to purchase NQ contracts. See "Appendix VI: Purchase considerations for defined benefit plan trustees" later in this Prospectus.


Under all IRA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules. Certain same-sex spouses or civil union partners may not be eligible for tax benefits under federal law and may be required to take post-death distributions.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act in your state.

In this Prospectus, when we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. Unless otherwise stated, if the contract is jointly owned or is issued to a non-natural owner, benefits are based on the age of the older joint owner or older joint annuitant, as applicable.


PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

If you are purchasing the contract to fund a charitable remainder trust and allocate any account value to the Structured Investment Option, you should strongly consider "split-funding": that is the trust holds investments in addition to this Structured Capital Strategies(SM) contract. Charitable remainder trusts are required to make specific distributions. The charitable remainder trust annual distribution requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Structured Capital Strategies(SM) contract is the only source for such distributions, you may need to take withdrawals from Segments before their Segment Maturity Dates. See the discussion of the Structured Investment Option later in this section.

--------------------------------------------------------------------------------
SEGMENT -- an investment option we establish with a specific Index, Segment Duration, Segment Buffer, Segment Maturity Date and Performance Cap Rate. SEGMENT MATURITY DATE -- the Segment Business Day on which a Segment ends. This is generally the first Segment Business Day occurring after the 13th of the same month as the Segment Start Date in the calendar year in which the Segment Duration ends.
--------------------------------------------------------------------------------
HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made for NQ contracts, pursuant to an intended Section 1035 tax-free exchange or for IRA contracts, pursuant to a direct transfer. For a traditional IRA contract, your initial contribution must be a direct transfer from another traditional IRA or a rollover from an eligible retirement plan (including a traditional IRA). For a Roth IRA contract, your initial contribution must be a direct transfer from another Roth IRA or a rollover from an eligible retirement plan including a traditional IRA or another Roth IRA. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form or not in accordance with our administrative procedures.


For your convenience, we will accept initial and subsequent contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers.
These methods of payment are discussed in detail in "More information" later in this Prospectus.
--------------------------------------------------------------------------------
The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12 month period beginning on your contract date and each 12 month period after that date is a "contract year."
The end of each 12 month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is
April 30.
--------------------------------------------------------------------------------
If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the time requirements set by applicable rules of the Financial Industry Regulatory Authority ("FINRA"). Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing. If the period for this review extends through a Segment Start Date, your initial investment will not be allocated to new Segments until the next Segment Start Date.

If your application is in good order when we receive it from AXA Advisors for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

19  CONTRACT FEATURES AND BENEFITS

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

ALLOCATING YOUR CONTRIBUTIONS

You may allocate your contributions to one or more of the investment options. The total number of Segments and Segment Type Holding Accounts that may be active in your contract at any time is 70. If a transfer from a Segment Type Holding Account into a Segment will cause a contract to exceed this limit, such transfers will be defaulted to the EQ/Money Market variable investment option. If there are multiple Segments scheduled to be established on a Segment Start Date, new Segments will be established in the order of those that would have the largest initial Segment Investment first until the limit of 70 is reached. Any remaining amount that is not transferred into a Segment will then be defaulted to the EQ/Money Market variable investment option. Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Once your contributions are allocated to the investment options they become part of your account value. We discuss account value in "Determining your contract's value" later in this Prospectus.
--------------------------------------------------------------------------------
SEGMENT TYPE HOLDING ACCOUNT -- an account that holds all contributions and transfers allocated to a Segment Type pending investment in a Segment. There is a Segment Type Holding Account for each Segment Type. The Segment Type Holding Accounts are part of the EQ/Money Market variable investment option.
SEGMENT START DATE -- the Segment Business Day on which a new Segment is established. This is generally the second Segment Business Day occurring after the 13th of each month.
SEGMENT INVESTMENT -- the amount transferred to a Segment on its Segment Start Date, as adjusted for any withdrawals from that Segment.
--------------------------------------------------------------------------------
The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply, particularly with regard to any fee-based arrangement you may have in connection with your Series ADV contract.



WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options and the Segments comprising the Structured Investment Option. The term variable investment options includes the Segment Type Holding Accounts unless otherwise noted. The Segment Type Holding Accounts are part of the EQ/Money Market variable investment option. The Structured Investment Option and the Segment Type Holding Accounts are discussed later in this section under "Structured Investment Option."


VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives, and their sub-advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers into any of the variable investment options and to limit the number of variable investment options you may elect.


                                              CONTRACT FEATURES AND BENEFITS  20

PORTFOLIOS OF THE TRUST


We offer an affiliated Trust, which in turn offers one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trust and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.




------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
(CLASS IB SHARES)
PORTFOLIO NAME        OBJECTIVE                                                     SUB-ADVISER
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX    Seeks to achieve a total return before expenses that          o   SSgA Funds Management, Inc.
                      approximates the total return performance of the Barclays
                      Capital Intermediate U.S. Government/Credit Index,
                      including reinvestment of dividends, at a risk level consis-
                      tent with that of the Barclays Capital Intermediate U.S.
                      Government/Credit Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX   Seeks to achieve a total return before expenses that          o   AllianceBernstein L.P.
                      approximates the total return performance of the S&P
                      500 Index, including reinvestment of dividends, at a risk
                      level consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET       Seeks to obtain a high level of current income, preserve      o   The Dreyfus Corporation
                      its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUST CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF THE TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-877-899-3743.

21 CONTRACT FEATURES AND BENEFITS

STRUCTURED INVESTMENT OPTION

The Structured Investment Option consists of 15 Segment Types, each of which provides a rate of return tied to the performance of a specified Securities or Commodities Index. Each month, you have the opportunity to invest in any of the Segment Types described below, subject to the requirements, limitations and procedures disclosed in this section. You participate in the performance of an Index by investing in the corresponding Segment. Investments in Segments are not investments in underlying mutual funds; Segments are not "index funds."

SEGMENT TYPES



We currently offer a total of 15 Segment Types. We intend to offer each Segment Type each month, with a Segment Start Date which is generally the second Segment Business Day occurring after the 13th of the month. We are not obligated to offer any one particular Segment Type. Also, we are not obligated to offer any Segment Types. Each investment in a Segment Type that starts on a particular Segment Start Date is a Segment. A Segment Type refers to Segments that have the same Index, Segment Duration, and Segment Buffer. Each Segment Type has a corresponding Segment Type Holding Account. Please refer to the "Definitions of key terms" section earlier in this Prospectus for a discussion of these terms.

--------------------------------------------------------------------------------
SEGMENT BUSINESS DAY -- a business day that all Indices underlying available Segments are scheduled to be open and to publish prices. A scheduled holiday for any one Index disqualifies that day from being scheduled as a Segment Business Day for all Segments. We use Segment Business Days in this manner so that, based on published holiday schedules, we mature all Segments on the same day and start all new Segments on a subsequent day. This design, among other things, facilitates the roll over of maturing Segment Investments into new Segments. It is possible that due to emergency conditions, an Index cannot provide a price on a day that was scheduled to be a Segment Business Day. These unforeseen events can have two results. (1) If the NYSE experiences an emergency close and cannot publish a price, we cannot mature or start any Segments for any Index. (2) If any Index other than the NYSE experiences an emergency close and cannot publish a price, we will mature or start Segments for all unaffected Indices.
SEGMENT DURATION -- the period from the Segment Start Date to the Segment Maturity Date. We currently offer Segment Durations of 1 year, 3 years or 5 years.
SEGMENT BUFFER -- the portion of any negative Index Performance Rate that we absorb on a Segment Maturity Date for a particular Segment. Any percentage decline in a Segment's Index Performance Rate in excess of the Segment Buffer reduces your Segment Maturity Value. We currently offer Segment Buffers of
-10%, -20% and -30%.
--------------------------------------------------------------------------------
The following chart lists the current Segment Types:


-----------------------------------------------------------
         INDEX          SEGMENT DURATION    SEGMENT BUFFER
-----------------------------------------------------------
S&P 500 Price Return        5 year        -10%; -20%; -30%
Index
S&P 500 Price Return        3 year           -10%; -20%
Index
S&P 500 Price Return        1 year              -10%
Index
Russell 2000 Price          5 year        -10%; -20%; -30%
Return Index
Russell 2000 Price          3 year           -10%; -20%
Return Index
Russell 2000 Price          1 year              -10%
Return Index
MSCI EAFE Price             1 year              -10%
Return Index
Gold Index(1)               1 year              -10%
Oil Index(1)                1 year              -10%



(1)    Available in IRA contracts only.


AT MATURITY, THE HIGHEST LEVEL OF PROTECTION IS THE -30% SEGMENT BUFFER AND LOWEST LEVEL OF PROTECTION IS THE -10% SEGMENT BUFFER.

The Indices are described in more detail below, under the heading "Indices."


Each Segment has a Performance Cap Rate that we set on the Segment Start Date. See "Performance Cap Rate" below. For example, a Segment could be S&P 500 Price Return Index/3 year/-20%/ September 2014 with a 30% Performance Cap Rate declared on the Segment Start Date. This means that you will participate in the performance of the S&P 500 Price Return Index for three years starting from the September 2011 Segment Start Date. If the Index performs positively during this period, your rate of return at maturity could be as much as 30% for that Segment Duration. If the Index performs negatively during this period, at maturity you will be protected from the first 20% of the Index's decline. If the Index performance is between -20% and 0%, your Segment Return Amount at maturity will equal your Segment Investment. PLEASE NOTE, SEGMENT TYPES WITH GREATER PROTECTION TEND TO HAVE LOWER PERFORMANCE CAP RATES THAN OTHER SEGMENT TYPES THAT USE THE SAME INDEX AND DURATION BUT PROVIDE LESS PROTECTION.


                                               CONTRACT FEATURES AND BENEFITS 22

--------------------------------------------------------------------------------
PERFORMANCE CAP RATE -- the highest Segment Rate of Return that can be credited on a Segment Maturity Date. The Performance Cap Rate is not an annual rate of return.
INDEX PERFORMANCE RATE -- for a Segment, the percentage change in the value of the related Index from the Segment Start Date to the Segment Maturity Date. The Index Performance Rate may be positive or negative.
PERFORMANCE CAP THRESHOLD -- the minimum rate you may specify as a participation requirement that the Performance Cap Rate for a new Segment must equal or exceed in order for amounts to be transferred from a Segment Type Holding Account into a new Segment.
--------------------------------------------------------------------------------

BOTH THE PERFORMANCE CAP RATE AND THE SEGMENT RATE OF RETURN ARE RATES OF RETURN FROM THE SEGMENT START DATE TO THE SEGMENT MATURITY DATE, NOT ANNUAL RATES OF RETURN, EVEN IF THE SEGMENT DURATION IS LONGER THAN ONE YEAR. THEREFORE THE INDEX PERFORMANCE RATE AND THE PERFORMANCE CAP THRESHOLD ARE ALSO NOT ANNUAL RATES. The performance of the Index, the Performance Cap Rate and the Segment Buffer are all measured from the Segment Start Date to the Segment Maturity Date, and the Performance Cap Rate and Segment Buffer apply if you hold the Segment until the Segment Maturity Date. If you surrender or cancel your contract, die or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date, and any upside performance will be limited to a percentage lower than the Performance Cap Rate. Please see "Your contract's value in the Structured Investment Option" in "Determining your contract's value" later in this Prospectus. A partial withdrawal from a Segment does not affect the Performance Cap Rate and Segment Buffer that apply to any remaining amounts that are held in the Segment through the Segment Maturity Date.


We reserve the right to offer any or all Segment Types less frequently than monthly or to stop offering any or all of them or to suspend offering any or all of them temporarily. Please see "Suspension, termination and changes to Segment Types" later in this section. All Segment Types may not be available in all states. We may also add Segment Types in the future.


The total number of Segments and Segment Type Holding Accounts that may be active on a contract at any time is 70.


INDICES

The performance of a Segment of each Segment Type is based on the performance of an Index. We offer Segment Types based on two types of Indices: Indices based on the performance of securities ("Securities Indices") and Indices based on the performance of commodities ("Commodities Indices").




SECURITIES INDICES.  The following Securities Indices are currently available:

S&P 500 Price Return Index. The S&P 500 Price Return Index was established by Standard & Poor's. The S&P 500 Price Return Index includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The S&P 500 Price Return Index does not include dividends declared by any of the companies included in this Index.

Russell 2000 Price Return Index. The Russell 2000 Price Return Index was established by Russell Investments. The Russell 2000 Price Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Price Return Index is a subset of the Russell 3000(R) Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Price Return Index does not include dividends declared by any of the companies included in this Index.

MSCI EAFE Price Return Index. The MSCI EAFE Price Return Index was established by MSCI Barra. The MSCI EAFE Price Return Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EAFE Price Return Index does not include dividends declared by any of the companies included in this Index.

COMMODITIES INDICES (available in IRA contracts only). The following Commodities Indices are currently available:

Gold Index. The Gold Index is the "London Gold Market Fixing Ltd PM Fix Price /USD" as published by the London Gold/Market Fixing LTD at 3 p.m. London Time. For historical performance information go to www.lbma.org.uk to see the current London gold price. We use the USD PM price. Go to `Statistics / Historical Statistics / Gold Fixings' for daily price data back to 1968.

Oil Index . The Oil Index is the "NYMEX West Texas Intermediate Crude Oil Generic Front-Month Futures" contract price. We use the closing price on the NYMEX designated market of the New York Mercantile Exchange. For historical performance information go to http://www.cmegroup.com/trading/energy/crude-oil/ light-sweet-crude-cash-settled.html to see the current Oil price. Go to `Charts' for historic price information.

Please see Appendix IV later in this Prospectus for important information regarding the publishers of the Indices.


SEGMENT TYPE HOLDING ACCOUNTS

Any contribution or transfer designated for a Segment Type will be allocated to the corresponding Segment Type Holding Account until the Segment Start Date. The Segment Type Holding Accounts are part of the EQ/Money Market variable investment option. The Segment Type Holding Accounts have the same rate of return as the EQ/Money Market variable investment option. You must transfer or contribute to the Segment Type Holding Account for the corresponding Segment Type if you want to invest in a Segment; you cannot transfer or contribute directly to a Segment.

You can transfer amounts from a Segment Type Holding Account into any of the variable investment options, or another Segment Type Holding Account at any time up to the close of business on the last business day before the Segment Start Date.


SEGMENT START DATE

Each Segment will have a Segment Start Date, which is generally the second Segment Business Day occurring after the 13th of the month. However, the Segment Start Date may sometimes be a later date under certain circumstances. Please see "Setting the Segment Maturity Date and Segment Start Date" below.


23  CONTRACT FEATURES AND BENEFITS

PERFORMANCE CAP RATE

The Performance Cap Rate is the maximum Segment Rate of Return that each
Segment will be credited with on the Segment Maturity Date. We will declare a Performance Cap Rate for each Segment on the Segment Start Date.
--------------------------------------------------------------------------------
SEGMENT RATE OF RETURN -- if the Index Performance Rate is positive, then the Segment Rate of Return is a rate equal to the Index Performance Rate, but not more than the Performance Cap Rate. If the Index Performance Rate is negative, but declines by a percentage less than or equal to the Segment Buffer, then the Segment Rate of Return is 0%. If the Index Performance Rate is negative, and declines by more than the Segment Buffer, then the Segment Rate of Return is negative, but will not reflect the first -10%, -20% or -30% of downside performance, depending on the Segment Buffer applicable to that Segment.
--------------------------------------------------------------------------------
Please note that this means that you will not know the Performance Cap Rate for a new Segment until after your account value has been transferred from the corresponding Segment Type Holding Account into the Segment. You may not transfer out of a Segment before the Segment Maturity Date. Please see "Transfers" below. For this reason, we permit you to specify a Performance Cap Threshold, which we describe below under "Segment Participation Requirements." For more information regarding transfer restrictions, please see "Transferring your account value" later in this Prospectus.

PLEASE NOTE THAT THE PERFORMANCE CAP RATE AND SEGMENT RATE OF RETURN ARE RATES OF RETURN FROM THE SEGMENT START DATE TO THE SEGMENT MATURITY DATE, NOT ANNUAL RATES, EVEN IF THE SEGMENT DURATION IS LONGER THAN ONE YEAR. THE PERFORMANCE CAP RATE IS SET AT OUR SOLE DISCRETION.


SEGMENT PARTICIPATION REQUIREMENTS

All amounts in a Segment Type Holding Account as of the close of business on the business day preceding the Segment Start Date, plus any earnings on those amounts, will be transferred into the Segment on the Segment Start Date, provided that all participation requirements are met.

Amounts transferred into a Segment Type Holding Account on a Segment Start Date will not be included in any new Segment created that day. These amounts will remain in the Segment Type Holding Account until they are transferred out or the next Segment Start Date on which the participation requirements are met for the amounts to be transferred into a new Segment.

If you change your Performance Cap Threshold on a Segment Start Date, that Performance Cap Threshold will not affect the participation requirements for any Segment created that day. For example if you have a Performance Cap Threshold on file of 12%, but change it to 15% on a Segment Start Date, any amounts in that Segment Type Holding Account will be transferred into a new Segment of that Segment Type that we create that day with a Participation Cap Rate of 13%, if the other participation requirements are met.

The following participation requirements must be met on a Segment Start Date in order for any amount designated for a Segment Type to be transferred from a Segment Type Holding Account into the designated new Segment: (1) Segment is available; (2) Segment Maturity Date Requirement is met; and (3) Performance Cap Threshold is met. If these requirements are met, your account value in the Segment Type Holding Account will be transferred into a new Segment. This amount is your initial Segment Investment.

(1) SEGMENT IS AVAILABLE. We may suspend or terminate any Segment Type, at our sole discretion, at any time. If we terminate a Segment Type, no new Segments of that Segment Type will be created, and the amount that would have been transferred to the Segment will be transferred to the EQ/Money Market variable investment option instead. If we suspend a Segment Type, no new Segments of that Segment Type will be created until the suspension ends, and the amount that would have been transferred to the Segment will remain in the Segment Type Holding Account.

(2) SEGMENT MATURITY DATE REQUIREMENT IS MET. The Segment Maturity Date must occur on or before the contract maturity date. If the Segment Maturity Date is after the contract maturity date, your account value in the Segment Type Holding Account will be transferred to the EQ/Money Market variable investment option.

(3) PERFORMANCE CAP THRESHOLD IS MET. When you allocate a contribution or transfer to a Segment Type, you may specify a Performance Cap Threshold in a whole percentage rate. Your value in the Segment Type Holding Account will not be transferred into the corresponding Segment unless the Performance Cap Rate we declare on the Segment Start Date is equal to or higher than your Performance Cap Threshold, and the other participation requirements are met.

For example, you may specify a Performance Cap Threshold of 10%. If we set a Performance Cap Rate of 10% or higher for the next available Segment of that Segment Type, then we will transfer the applicable account value to the new Segment, provided all other requirements and conditions are met. However, if we set the Performance Cap Rate at 9.9% for that Segment, the applicable account value would not be transferred to the new Segment.

If you have allocated amounts to multiple Segment Types in a particular month, you may specify a different Performance Cap Threshold for each Segment Type.

If you specify a Performance Cap Threshold, it will remain in effect until the later of 90 days after we receive your election and the date amounts in the Segment Type Holding Account are transferred into a Segment. If you specify a Performance Cap Threshold on the required form in connection with your application, the 90 days will be measured from your contract date.

If you do not specify a Performance Cap Threshold, then we will transfer your account value from the Segment Type Holding Account into a Segment, regardless of how low the Performance Cap Rate may be if the other participation requirements are met.

Once your account value has been swept from a Segment Type Holding Account into a Segment, transfers into or out of that Segment before its Segment Maturity Date are not permitted.

We permit you, but do not require you, to specify a Performance Cap Threshold so that you have additional flexibility in managing your contract. The Performance Cap Threshold is an option for owners who want to invest in a particular Segment Type only if we set a Performance Cap Rate at a certain level or higher.

The threshold represents the minimum Performance Cap Rate you find acceptable for a particular Segment. If we declare a cap that is lower than the threshold you specify, you will not be invested in that Segment and your contribution will remain in that Segment Type Holding Account, until the next available Segment for which your threshold is met or you provide us with alternative instructions. We do not require that you select a Performance Cap Threshold because some owners

                                               CONTRACT FEATURES AND BENEFITS 24
may wish to invest in a Segment regardless of the particular Performance Cap Rate. If you do not specify a threshold, you risk the possibility that the Performance Cap Rate established will have a lower cap on returns than you would otherwise find acceptable. You may wish to discuss with your financial professional whether to specify a Performance Cap Threshold and, if so, at what percentage.


SEGMENT MATURITY DATE

Your Segment Maturity Date is generally the first Segment Business Day occurring after the 13th day of the same month as the Segment Start Date in the calendar year in which the Segment Duration ends. However, the Segment Maturity Date in a particular month may be a later date under certain circumstances. Please see "Setting the Segment Maturity Date and Segment Start Date" below.

You may tell us how to allocate the Segment Maturity Value among the investment options. You may tell us either to follow your allocation instructions on file for new contributions, to withdraw all or part of your Segment Maturity Value, or to transfer your Segment Maturity Value to the next available Segment of the same Segment Type, provided the participation requirements are met.
--------------------------------------------------------------------------------
SEGMENT MATURITY VALUE -- the value of your investment in a Segment on the Segment Maturity Date.
--------------------------------------------------------------------------------
As stated above, you may elect to have maturing Segments invested according to your allocations on file, and those instructions may include allocations to a Segment Type, or you may elect to transfer your Segment Maturity Value to the next available Segment of the same Segment Type in which you are currently invested. If you take either of these steps, then the designated portion of your Segment Maturity Value will be transferred to the corresponding Segment Type Holding Account, as of the close of business on the Segment Maturity Date. Assuming that all participation requirements are met, the designated amounts will be treated like any other amounts in a Segment Type Holding Account. On the next Segment Start Date, the designated amounts in the Segment Type Holding Account will be transferred into the corresponding Segment. Typically, this means the designated amounts would be held in a Segment Type Holding Account for one business day.

If you have not provided us with maturity instructions, the Segment Maturity Value will be transferred to the Segment Type Holding Account for the same Segment Type as the maturing Segment. Your Segment Maturity Value would then be transferred from that Segment Type Holding Account into the next Segment of that Segment Type on the Segment Start Date per your maturity instructions we have on file. If the next Segment to be created in the Segment Type would not meet the Segment Maturity Date Requirement or that Segment Type has been terminated, we will instead transfer your Segment Maturity Value to the EQ/Money Market variable investment option. Alternatively, if you designate a Performance Cap Threshold that is not met on the next Segment Start Date or if the Segment Type has been suspended, your Segment Maturity Value will remain in the Segment Type Holding Account. If you are impacted by these delays, you may transfer your Segment Maturity Value into another Segment Type Holding Account or any other variable investment option at any time before the next month's Segment Start Date.


SEGMENT MATURITY VALUE

On the Segment Maturity Date, we calculate your Segment Maturity Value using your Segment Investment and the Segment Rate of Return. The Segment Rate of Return is equal to the Index Performance Rate, subject to the Performance Cap Rate and Segment Buffer, as follows:




--------------------------------------------------------------------------------
                                  YOUR SEGMENT RATE OF RETURN WILL
 IF THE INDEX PERFORMANCE RATE:   BE:
--------------------------------------------------------------------------------
goes up by more than the          positive, equal to the
Performance Cap Rate              Performance Cap Rate
--------------------------------------------------------------------------------
goes up by less than the          positive, equal to the Index
Performance Cap Rate              Performance Rate
--------------------------------------------------------------------------------
stays flat or goes down by a      equal to 0%
percentage equal to or less
than the Segment Buffer
--------------------------------------------------------------------------------
goes down by a percentage         negative, to the extent of the
greater than the Segment Buffer   percentage exceeding the Seg-
                                  ment Buffer
--------------------------------------------------------------------------------



Your Segment Maturity Value is calculated as follows:

We multiply your Segment Investment by your Segment Rate of Return to get your Segment Return Amount. Your Segment Maturity Value is equal to your Segment Investment plus or minus your Segment Return Amount. Your Segment Return Amount may be negative, in which case your Segment Maturity Value will be less than your Segment Investment. All of these values are based on the value of the relevant Index on the Segment Start Date and the Segment Maturity Date. Any fluctuations in the value of the Index between those dates is ignored in calculating the Segment Maturity Value.

For example, assume that you invest $1,000 in an S&P 500 Price Return Index, 3-year Segment with a -20% Segment Buffer, we set the Performance Cap Rate for that Segment at 17%, and you make no withdrawal from the Segment. If the S&P 500 Price Return Index is 20% higher on the Segment Maturity Date than on the Segment Start Date, you will receive a 17% Segment Rate of Return, and your Segment Maturity Value would be $1,170. We reach that amount as follows:

o The Index Performance Rate (20%) is greater than the Performance Cap Rate (17%), so the Segment Rate of Return (17%) is equal to the Performance Cap Rate.

o The Segment Return Amount ($170) is equal to the product of the Segment Investment ($1,000) multiplied by the Segment Rate of Return (17%).

o The Segment Maturity Value ($1,170) is equal to the Segment Investment ($1,000) plus the Segment Return Amount ($170).

If the S&P Price Return Index is only 15% higher on the Segment Maturity Date than on the Segment Start Date, then you will receive a 15% Segment Rate of Return, and your Segment Maturity Value would be $1,150. We reach that amount as follows:

o The Index Performance Rate (15%) is less than the Performance Cap Rate (17%), so the Segment Rate of Return (15%) is equal to the Index Performance Rate.

o The Segment Return Amount ($150) is equal to the product of the Segment Investment ($1,000) multiplied by the Segment Rate of Return (15%).

o The Segment Maturity Value ($1,150) is equal to the Segment Investment ($1,000) plus the Segment Return Amount ($150).


25  CONTRACT FEATURES AND BENEFITS

If the S&P Price Return Index is -10% lower on the Segment Maturity Date than on the Segment Start Date, then you will receive a 0% Segment Rate of Return, and your Segment Maturity Value would be $1,000. We reach that amount as follows:

o The Index Performance Rate is -10% and the Segment Buffer absorbs the first -20% of negative performance, so the Segment Rate of Return is 0%.

o The Segment Return Amount ($0) is equal to the product of the Segment Investment ($1,000) multiplied by the Segment Rate of Return (0%).

o The Segment Maturity Value ($1,000) is equal to the Segment Investment ($1,000) plus the Segment Return Amount ($0).

If the S&P Price Return Index is -30% lower on the Segment Maturity Date than on the Segment Start Date, then you will receive a -10% Segment Rate of Return, and your Segment Maturity Value would be $900. We reach that amount as follows:

o The Index Performance Rate is -30% and the Segment Buffer absorbs the first -20% of negative performance, so the Segment Rate of Return is -10%.

o The Segment Return Amount (-$100) is equal to the product of the Segment Investment ($1,000) multiplied by the Segment Rate of Return (-10%).

o The Segment Maturity Value ($900) is equal to the Segment Investment ($1,000) plus the Segment Return Amount (-$100).


SETTING THE SEGMENT MATURITY DATE AND SEGMENT START DATE

There will be a Segment Maturity Date and Segment Start Date each month that the contract is outstanding. The Segment Maturity Date for Segments maturing in a given month and the Segment Start Date for new Segments starting in that same month will always be scheduled to occur on the first two consecutive business days that are also Segment business days occurring after the 13th of a month. There will be no Segment Maturity Dates until we have been offering this contract to the public for at least one year, so until October, 2011 the Segment Start Date will be the first Segment Business Day after the 14th of the month.

Please see Appendix V later in this prospectus for a demonstration of the effects that weekends and scheduled holidays can have on the Segment Maturity Date and the Segment Start Date.

EFFECT OF AN EMERGENCY CLOSE. Segments are scheduled to mature and start on Segment Business Days. The Segment Maturity Date for Segments maturing in a given month and the Segment Start Date for new Segments starting in that same month will always occur on the first two consecutive business days that are also Segment Business Days occurring after the 13th of the month. It is possible that an Index could experience an emergency close on a Segment Business Date, thereby affecting the Index's ability to publish a price and our ability to mature or start Segments based on the affected Index. Emergency closes can have two consequences.

1. If the New York Stock Exchange ("NYSE") experiences an emergency close and cannot publish any prices, we will delay the maturity or start of all Segments for all Indices.

2. If any Index other than the NYSE experiences an emergency close, we will delay the maturity and start of the Segments using the affected Index and mature or start Segments for all unaffected Indices.

The emergency closure of an INDEX OTHER THAN THE NYSE can have a different effect if it occurs on a Segment Maturity Date rather than a Segment Start Date.

o If an emergency close occurs on a scheduled Segment Maturity Date, then the Segment Maturity Date for that Segment will be delayed until the next Segment Business Day. The next Segment Business Day would be the Segment Start Date. If the emergency close only lasted that one day, the Segment Start Date and the Segment Maturity Date for the affected Segment would occur on the same day.

    -- For example, assume Monday the 14th is the scheduled Segment Maturity Date in a given month. If the NYMEX does not open due to an emergency condition, there would be no reference price that day for the Oil Index. If the NYSE opened on the 14th, the S&P 500 Price Return Index and Russell 2000 Price Return Index would be published. In this case, the Segment Maturity Date for any Segments based on the S&P 500 Price Return Index or Russell 2000 Price Return Index would be Monday the 14th. Any Segment based on the Oil Index that was scheduled to mature on the 14th of that month could not mature, because we would not have a price with which to calculate the Segment Maturity Value. This would mean the Segment Maturity Date for Segments that utilize the S&P 500 Price Return Index or Russell 2000 Price Return Index would be Monday the 14th, and if the NYMEX opens on the Tuesday the 15th the Segment Maturity Date for Segments that utilize the Oil Index would be Tuesday the 15th. However, the Segment Start Date for all new Segments created that month (including both those that utilize the S&P 500 Price Return Index or Russell 2000 Price Return Index and those that utilize the Oil Index) would be Tuesday the 15th.

o If an emergency close occurs on an Index other than the NYSE on a scheduled Segment Start Date, then we would not create Segments that utilize the affected Index. However, on that day we would create Segments that utilize unaffected Indices. Consequently, Segment Maturity Values designated for Segment Types that utilize an affected Index would not be allocated to Segments that month and would remain in the corresponding Segment Type Holding Account.

    -- For example, assume that the only the Oil Index could not mature on the 14th or the 15th. This would mean that the Segment Maturity Date for Segments that utilize the S&P 500 Price Return Index or the Russell 2000 Price Return Index would be Monday the 14th and the Segment Start Date for those indices would be Tuesday the 15th. However, Segments that utilize the Oil Index would be matured at the next available price after the 15th and, consequently, could not participate in Segments established for that month. The resulting Segment Maturity Values would remain in the corresponding Segment Type Holding Account until the following month or until further instruction was provided from the contract owner.

If the conditions that cause an emergency close persist, we will use reasonable efforts to calculate the Segment Maturity Value of any affected Segments. If the affected Index cannot be priced within eight



                                              CONTRACT FEATURES AND BENEFITS  26
days, we will contact a calculating agency, normally a bank we have a contractual relationship with, which will determine a price to reflect a reasonable estimate of the Index level.

SUSPENSION, TERMINATION AND CHANGES TO SEGMENT TYPES AND INDICES

We may decide at any time until the close of business on each Segment Start Date whether to offer any or all of the Segment Types described in this Prospectus on a Segment Start Date for a particular Segment. We may suspend a Segment Type for a month or a period of several months, or we may terminate a Segment Type entirely.

If a Segment Type is suspended, your account value will remain in the Segment Type Holding Account until a Segment of that Segment Type is offered or you transfer out of the Segment Type Holding Account.

If a Segment Type is terminated, your account value in the corresponding Segment Type Holding Account will be defaulted into the EQ/Money Market variable investment option on the date that would have been the Segment Start Date.

We have the right to substitute an alternative index prior to Segment Maturity if the publication of one or more Indices is discontinued or at our sole discretion we determine that our use of such Indices should be discontinued or if the calculation of one or more of the Indices is substantially changed. In addition, we reserve the right to use any or all reasonable methods to end any outstanding Segments that use such Indices. We also have the right to add additional Indices under the contract at any time. We would provide notice about the use of additional or alternative Indices, as soon as practicable, in a supplement to this Prospectus. If an alternative index is used, its performance could impact the Index Performance Rate, Segment Rate of Return, Segment Maturity Value and Segment Interim Value. An alternative index would not change the Segment Buffer or Performance Cap Rate for an existing Segment. If a similar index cannot be found, we will end the affected Segments prematurely by applying the Performance Cap Rate and Segment Buffer that were established on the applicable Segment Start Date to the actual gains or losses on the original Index as of the date of termination. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index. For example, if the Russell 2000 Price Return Index were not available, we might use the NASDAQ or the S&P 400 Price Return Index.

We reserve the right to offer any or all Segment Types less frequently than monthly or to stop offering any or all of them or to suspend offering any or all of them temporarily. If we stop offering or suspend certain Segment Types, each existing Segment of those Segment Types will remain invested until its respective Segment Maturity Date.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund. To exercise this cancellation right, you must notify us with a signed letter of instruction electing this right, to our processing office within 10 days after you receive your contract. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix II to find out what applies in your state.


Generally, your refund will equal your account value under the contract on the day we receive written notification of your decision to cancel the contract and will reflect any investment gain or loss in the investment options (less the daily charges we deduct) through the date we receive your contract. This includes the Segment Interim Value for amounts allocated to existing Segments. Some states, however, require that we refund the full amount of your contribution (not reflecting investment gain or loss). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.
--------------------------------------------------------------------------------
SEGMENT INTERIM VALUE -- the value of your investment in a Segment prior to the Segment Maturity Date.
--------------------------------------------------------------------------------
We may require that you wait six months before you may apply for a contract with us again if:

o   you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information," later in this Prospectus.



CONTRACT CANCELLATION PROVISION FOR LACK OF SEGMENT

In addition to your right to cancel within a certain number of days, as described in the previous section, you may also cancel your contract under certain other conditions.

If you allocate all or a portion of your initial investment to Segment Type Holding Accounts on your application, and no Segments are created in any of the corresponding Segment Types on the first Segment Start Date following your contract's issue date, you may cancel your contract, without paying any applicable withdrawal charges. You may exercise this cancellation right by mailing the contract, with a signed letter of instruction electing this right, to our processing office by the first day of the month following the first Segment Start Date after your contract date. If you transfer any amounts into or out of any Segment Type Holding Accounts prior to the first Segment Start Date under your contract, you will give up this right.

If your state's law requires that we refund the full amount of your contribution upon cancellation, and you are within the time period specified by your state's law to exercise your right to cancel, then you will receive the full amount of your contribution. If that time has expired before we receive your contract, or if your state's law does not require that we return the full amount of your contribution, we will refund your account value, as described in the previous section.


PARTIAL WITHDRAWAL PROVISION FOR LACK OF SEGMENT

We reserve the right, in our sole discretion, to terminate or suspend Segment Types. It is possible that when you designate your entire ini-


27  CONTRACT FEATURES AND BENEFITS
tial investment to more than one Segment Type Holding Account, or to one or more variable investment options and one or more Segment Type Holding Accounts on your application, no Segments are created in some or all of the corresponding Segment Types on the first Segment Start Date following your contract date because we have exercised our right to terminate or suspend those Segment Types. If the Segment Type has been suspended, you may request that we return to you the amount of your initial contribution to any Segment Type Holding Account from which no Segment was created. The amount we return to you will not be greater than your account value in the corresponding Segment Type Holding Accounts on the date your request is received at our processing office. If the Segment Type has been terminated and the account value in the Segment Type Holding Account has been transferred to the EQ/Money Market variable investment option, then the amount we return to you may not be greater than the amount transferred from the Segment Type Holding Account to the EQ/Money Market variable investment option. Under these circumstances, we will not assess any otherwise applicable withdrawal charge on amounts returned to you. You will have until the first day of the month following the first Segment Start Date to exercise this right. Exercising this right will not cancel the rest of your contract.

You may also exercise this right if you make (i) a subsequent contribution,
(ii) a contribution or transfer pursuant to an intended Section 1035 tax-free exchange, or (iii) a IRA direct transfer, after your contract's issue date. In these cases, we will measure your ability to exercise this right using the Segment Start Date after we receive funds at our processing office, rather than your contract date.

We reserve the right to change or cancel this provision at any time.


                                              CONTRACT FEATURES AND BENEFITS  28

4. DETERMINING YOUR CONTRACT'S VALUE

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of: (i) the values you have in the variable investment options, (ii) the values you have in the Segment Type Holding Accounts and (iii) your Segment Interim Values.

Your Series B contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value less any applicable withdrawal charges. Please see "Surrender of your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

For Series ADV contracts, at any time before annuity payments begin, your contract's cash value is equal to its account value.

If you have a Series ADV contract, disregard any references to "withdrawal charges" or "free withdrawal amount" in this section; these terms only apply to Series B contracts, not Series ADV contracts.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS AND SEGMENT TYPE HOLDING ACCOUNTS

Each variable investment option and Segment Type Holding Account invests in shares of a corresponding portfolio. Your value in each variable investment option and Segment Type Holding Account is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.
--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------
The unit value for each variable investment option and Segment Type Holding Account depends on the investment performance of that option minus daily charges for the Contract fee. Each Segment Type Holding Account is part of the EQ/Money Market variable investment option. On any day, your value in any variable investment option or Segment Type Holding Account equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option or Segment Type Holding Account does not change unless it is:

(i)  increased to reflect additional contributions;

(ii) decreased to reflect a withdrawal (including applicable withdrawal charges); or

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option and Segment Type Holding Account.

A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE STRUCTURED INVESTMENT OPTION

Your value in each Segment on the Segment Maturity Date is calculated as described under "Segment Rate of Return" in "Contract Features and Benefits" earlier in this Prospectus.

In setting the Performance Cap Rate that we use in calculating the Segment Maturity Value, we assume that you are going to hold a Segment until the Segment Maturity Date. However, you have the right under the contract to access amounts in the Segments before the Segment Maturity Date under certain circumstances. Therefore, we calculate a Segment Interim Value on each business day, which is also a Segment Business Day, between the Segment Start Date and the Segment Maturity Date. The method we use to calculate the Segment Interim Value is different than the method we use to calculate the value of the Segment on the Segment Maturity Date. Prior to the Segment Maturity Date, we use the Segment Interim Value to calculate (1) your account value; (2) the amount your beneficiary would receive as a death benefit; (3), the amount you would receive if you make a withdrawal from a Segment; (4) the amount you would receive if you surrender your contract; or (5) the amount you would receive if you cancel your contract and return it to us for a refund within your state's "free look" period (unless your state requires that we refund the full amount of your contribution upon cancellation).

The Segment Interim Value is calculated based on a formula that provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated. Appendix III later in this Prospectus sets forth in detail the specific calculation formula as well as numerous hypothetical examples. The formula is calculated by adding the fair value of three components. These components provide us with a market value estimate of the risk of loss and the possibility of gain at the end of a Segment. As detailed in Appendix III, these components are used to calculate the Segment Interim Value. The three components are:

(1) Fair value of fixed instruments is calculated as the present value of the Segment Investment (using a risk-free swap interest rate for the remaining duration of the Segment). We use this component because we are forgoing the opportunity to earn interest on the Segment Investment by having to make an early distribution.

                                     PLUS
                                     ----

(2) Fair value of derivatives is calculated by using the Black Scholes model, as described in Appendix III, to value three hypothetical options (one put and two call options) on the index underlying the Segment. The put option is used to estimate the potential losses at Segment Maturity. The call options are used to estimate the potential gains at Segment Maturity. The value of these options also reflects the limits on positive performance (i.e., the Performance Cap Rate) and some protection against negative performance (i.e., the Segment Buffer).

                                     PLUS
                                     ----

(3) Cap calculation factor is a positive adjustment of the percentage of the estimated expenses corresponding to the portion of the




29  DETERMINING YOUR CONTRACT'S VALUE

     Segment Duration that has not elapsed. This component reflects the fact that an early withdrawal from a Segment means that we no longer have to incur expected expenses associated with administering the Segment for the full period.

We then compare the sum of the three components above with a limitation based on the Performance Cap Rate. In particular, the Segment Interim Value is never greater than the Segment Investment multiplied by the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. This limitation is imposed to discourage owners from withdrawing from a Segment before the Segment Maturity Date where there may have been significant increases in the relevant Index early in the Segment Duration. For more information, please see Appendix III.

EVEN IF THE CORRESPONDING INDEX HAS EXPERIENCED POSITIVE INVESTMENT PERFORMANCE SINCE THE SEGMENT START DATE, BECAUSE OF THE FACTORS WE TAKE INTO ACCOUNT IN THE CALCULATION ABOVE, YOUR SEGMENT INTERIM VALUE MAY BE LOWER THAN YOUR SEGMENT INVESTMENT.



                                           DETERMINING YOUR CONTRACT'S VALUE  30

5. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS


--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following current limitations:

o   you may not transfer out of a Segment before its Segment Maturity Date.

o you may not transfer out of a Segment Type Holding Account on a Segment Start Date.

o a contribution or transfer into a Segment Type Holding Account on a Segment Start Date will not be transferred into the Segment that is created on that Segment Start Date. Your money will be transferred into a Segment on the following month's Segment Start Date, provided you meet the participation requirements.

o you may not contribute or transfer money into a Segment Type Holding Account and designate a Segment Start Date. The account value in the Segment Type Holding Account will be transferred on the first Segment Start date on which you meet the participation requirements.

o you may not contribute or transfer into a Segment Type Holding Account if the Segment Maturity Date of the Segment that will be created on the Segment Start Date would be after the maturity date of your contract.

o you may not contribute to a Segment Type Holding Account or transfer to a Segment Type Holding Account or a Segment if the total number of Segments and Segment Type Holding Accounts that would be active in your contract after such contribution or transfer would be greater than 70. If a transfer from a Segment Type Holding Account into a Segment will cause a contract to exceed this limit, such transfers will be defaulted to the EQ/Money Market variable investment option. If there are multiple Segments scheduled to be established on a Segment Start Date, new Segments will be established in the order of those that would have the largest initial Segment Investment first until the limit of 70 is reached. Any remaining amount that is not transferred into a Segment will then be defaulted to the EQ/Money Market variable investment option.

o transfers from a Segment Type Holding Account to a Segment will not occur if you do not meet the participation requirements. See "Segment Participation Requirements" in "Contract features and benefits" earlier in this Prospectus.

Upon advance notice to you, via a client communication mailing, we may change or establish additional restrictions on transfers among the investment options, including limitations on the number, frequency, or dollar amount of transfers. In addition, we may, at any time, exercise our right to limit or terminate transfers into any of the variable investment options and to limit the number of variable investment options which you may elect. We currently do not impose any transfer restrictions among the variable investment options. A transfer request does not change your allocation instructions on file. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

You may request a transfer in writing using the specified form, or by telephone using TOPS or on line using Online Account Access. You must send in all signed written requests directly to our processing office. Transfer requests should specify:

(1) the contract number,

(2) the dollar amounts or percentage to be transferred, and

(3) the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

We may charge a transfer charge for any transfers among the variable investment options in excess of 12 transfers in a contract year. For more information, see "Transfer charge" in "Charges and expenses" later in this Prospectus.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies,



31 TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of the EQ Advisors Trust (the "trust"). The trust has adopted policies and procedures regarding disruptive transfer activity. The trust discourages frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. The trust aggregates inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trust currently considers transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In most cases, the trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trust for more information.

When a contract owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly.We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.



                            TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS  32

6. ACCESSING YOUR MONEY


--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have two ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of taking withdrawals, see "Tax information" later in this Prospectus.

If you have a Series ADV contract, disregard any references to "withdrawal charges" or "free withdrawal amount" in this section; these terms only apply to Series B contracts, not Series ADV contracts.




----------------------------------------
                   METHOD OF WITHDRAWAL
                   --------------------
----------------------------------------
                               LIFETIME
                               REQUIRED
                               MINIMUM
CONTRACT          PARTIAL   DISTRIBUTION
----------------------------------------
NQ                   Yes          No
Traditional IRA      Yes         Yes
Roth IRA             Yes          No



We impose no withdrawal charge for withdrawals from Series ADV contracts. However, withdrawals, including withdrawals made to pay all or part of any fee that may be associated with the fee-based program, may be subject to income tax and, unless the taxpayer is over age 59-1/2 or another exception applies, an additional 10% federal income tax penalty, as described in "Tax information" later in this Prospectus. In addition, the fee-based program sponsor may apply a charge if you decide to no longer participate in the program. You should consult with your program sponsor for more details about your particular fee-based arrangement.


PARTIAL WITHDRAWALS
(All contracts)

You may take partial withdrawals from your account value at any time before annuity payments begin. The minimum amount you may withdraw at any time is $300. If you request a withdrawal that leaves you with an account value of less than $500, we reserve the right to terminate the contract and pay you the cash value. See "Surrender of your contract to receive its cash value" below.

For Series B contracts, partial withdrawals in excess of the 10% free withdrawal amount may be subject to a withdrawal charge (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Partial withdrawals out of Segments are permitted, subject to certain restrictions. See "How withdrawals are taken from your account value" later in this section.


LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS

(Traditional IRA contracts only -- See "Tax information" later in this Prospectus.)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions (we refer to them as "RMDs") yourself and request partial withdrawals. In such a case, a withdrawal charge could apply. Before electing this account-based withdrawal option, you should consider whether annuitization might be better in your situation. Please refer to "Required minimum distributions" under "Individual Retirement Arrangements ("IRAs")" in "Tax information" later in this Prospectus.

You may elect this service in the calendar year in which you reach age 70-1/2 or in any later year (other than the first calendar year that your contract is in force). The minimum amount we will pay out is $250. Currently, RMD payments will be made annually each December.

We do not impose a withdrawal charge on the RMD payment made if you are enrolled in our automatic RMD service even if, when added to a partial withdrawal previously taken in the same contract year, the RMD payments exceed the free withdrawal amount.

This service does not generate an automatic RMD payment during the first contract year. Therefore, if you are making a rollover or transfer contribution to the contract after age 70-1/2, you must take an RMD before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your RMD amount may be subject to withdrawal charges, if applicable, if they exceed the free withdrawal amount.

The RMD amount is based on your entire interest in your traditional IRA contract whether your investments are allocated to one or more variable investment options and/or one or more Segments. We will withdraw your RMD amount from the variable investment options first on a pro rata basis. If there is insufficient account value in the variable investment options, then we will withdraw the balance of the RMD amount from the Segment Type Holding Accounts on a pro rata basis. If there is insufficient value in the variable investment options and the Segment Type Holding Accounts, we will withdraw amounts from the Segments on a pro rata basis.

As you approach age 70-1/2 you should consider the effect of allocations to any Segment. You should consider whether you have a sufficient amount allocated to the variable investment options under this contract and/or sufficient liquidity under other traditional IRAs that you maintain in order to satisfy your RMD for this contract without affecting amounts allocated to a Segment under this contract.

We will send to traditional IRA owners a form outlining the minimum distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).


HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE


WITHDRAWALS


Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options (excluding the Segment Type Holding Accounts). If there is insufficient value or no value in the variable investment options (excluding the Segment Type Holding Accounts), any additional amount of the withdrawal required or the total amount of the withdrawal will be taken on


33  ACCESSING YOUR MONEY
a pro rata basis from the Segment Type Holding Accounts. If there is insufficient value in the Segment Type Holding Accounts, we will deduct all or a portion of the withdrawal from the Segments on a pro rata basis.

If you specify the investment options from which you want us to deduct your withdrawal, the following restrictions apply: If the amount of your withdrawal is equal to or less than your account value in the variable investment options and Segment Type Holding Accounts, the entire withdrawal must come from the account value in the variable investment options and Segment Type Holding Accounts, and the withdrawal cannot be pro rata; you must specify the dollar amount or percentage withdrawal for the variable investment options and Segment Type Holding Accounts from which to take the withdrawal. In other words, you cannot take a withdrawal from the Segments if there is any value remaining in the variable investment options and Segment Type Holding Accounts.

After 100% of the value has been taken from the variable investment options and Segment Type Holding Accounts, you can specify the dollar amount or percentage of the withdrawal to be taken from any Segment.

If you have amounts in a Segment Type Holding Account and you make a withdrawal on a Segment Start Date, that amount will not be transferred into the Segment created on that date.

Withdrawals from a Segment prior to your Segment Maturity Date reduce the Segment Investment on a pro rata basis by the same proportion that the Segment Interim Value is reduced on the date of the withdrawal. We use the Segment Investment to determine your Segment Maturity Value.

You can request, in advance of your Segment Maturity Date, a withdrawal of your Segment Maturity Value on the Segment Maturity Date, which is not subject to the restrictions described above regarding the need to withdraw amounts in variable investment options and Segment Type Holding Accounts before withdrawing amounts from Segments.

A withdrawal from a Series ADV NQ contract, including a withdrawal to pay the fees of the fee-based program, may be a taxable event. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.


SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

When a contract is surrendered in certain states, the free withdrawal amount is not taken into account when calculating the amount of the withdrawal. See "10% free withdrawal amount" under "Charges under the contract" in "Charges and expenses" later in this Prospectus.

WITHDRAWALS TREATED AS SURRENDERS

If you withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender or termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,

(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of an investment option's assets is not reasonably practicable, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.


All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.

Deferred annuity contracts such as Structured Capital Strategies(SM) provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When your contract is annuitized, your Structured Capital Strategies(SM) contract and all its benefits will terminate and you will receive a supplemental payout annuity contract ("payout option") that provides for periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your Structured Capital Strategies(SM) contract at the time of annuitization, the annuity payout option that you select, and the annuity purchase factor to which that value is applied, as described below. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your Structured Capital Strategies(SM) contract guarantees that upon annuitization, your account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. Any change to the annuity purchase factor will only apply to contributions made after the date of the change. (Please see your contract and SAI for more information). In addition, you may apply your account value or cash value,



                                                        ACCESSING YOUR MONEY  34
whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We may offer other payout options not outlined here. Your financial professional can provide details.

Structured Capital Strategies(SM) currently offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments and others enable you to receive variable annuity payments.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own and the annuitant's age at contract issue. We reserve the right to add, remove or change these annuity payout options at any time.



ANNUITY PAYOUT OPTIONS
--------------------------------------------------------------------------------
Fixed annuity payout options               o    Life annuity
                                           o    Life annuity with period
                                                certain
                                           o    Life annuity with refund
                                                certain
                                           o    Period certain annuity
--------------------------------------------------------------------------------



o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy or the joint life expectancy of the annuitant and the joint annuitant. A life annuity with period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case the period certain will be based on the annuitant's age and will not exceed 10 years or the annuitant's life expectancy.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guarantee period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor.

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies depending on the payout option that you choose and the timing of your purchase as it relates to any withdrawal charges that apply under your contract.

For the fixed annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.

The withdrawal charge applicable under your Structured Capital Strategies(SM) Series B contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of your account value. Non-life contingent period certain payouts are not available for variable payouts, so no withdrawal charge is applicable to variable payouts.

PARTIAL ANNUITIZATION. Beginning January 1, 2011, partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the annuity payout options described here, but if you choose a period certain annuity payout, the certain period must be for 10 years or more. We require you to elect partial annuitization on the form we specify. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "How withdrawals are taken from your account value" earlier in this section and also the discussion of "Partial annuitization" in "Tax information" for more information.

SELECTING AN ANNUITY PAYOUT OPTION


When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a maximum period certain of 10 years. You choose whether these payments will be fixed or variable. The contract owner and annuitant must meet the issue age and payment requirements.


You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the Structured Capital Strategies(SM) contract date. You can change the date your annuity payments are to begin any time. The date may not be later than your contract's maturity date. Your contract's maturity date is the date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday.


We will send you a notice with your contract statement one year prior to your maturity date. Once you have selected an annuity payout option and payments have begun, no change can be made other than transfers among the variable investment options if a variable immediate annuity is selected. If you do not respond to the notice within 30 days following your maturity date, your contract will be annuitized automatically.

We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts (such as monthly) because of the increased


35  ACCESSING YOUR MONEY
administrative expenses associated with more frequent payouts. Also, in general, the longer the period over which we expect to make payments, the lower will be your payment each year.

The amount of the annuity payments will depend on:

(1) the amount applied to purchase the annuity;

(2) the type of annuity chosen, and whether it is fixed or variable;

(3) in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

(4) in certain instances, the sex of the annuitant(s).

The amount applied to provide the annuity payments will be (1) the account value for any life annuity form, or (2) the cash value for any annuity certain (an annuity form that does not guarantee payments for a person's lifetime) except that if the period certain is more than five years, the amount applied will be no less than 95% of the account value.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.


Please see Appendix II later in this Prospectus for state variations.


ANNUITY MATURITY DATE

Your contract has a maturity date. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law, even if you name a new annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday (or older joint annuitant's, if your contract has joint annuitants). The maturity date may not be less than thirteen months from your contract date, unless otherwise stated in your contract. We will send a notice with the contract statement one year prior to the maturity date. The notice will include the date of maturity, describe the available annuity payout options, state the availability of a lump sum payment option, and identify the default payout option if you do not provide an election by the time of your contract maturity date. The default payout option is a life annuity with a maximum period certain of 10 years.



                                                        ACCESSING YOUR MONEY  36

7. CHARGES AND EXPENSES

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charge each day from the net assets of each variable investment option and Segment Type Holding Account. This charge is reflected in the unit values of each variable investment option:

o   A Contract fee

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o for Series B contracts, at the time you make certain withdrawals or surrender your contract, or your contract is terminated -- a withdrawal charge.

o at the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

o at the time you request a transfer in excess of 12 transfers in a contract year -- a transfer charge (currently, there is no transfer charge).

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.


To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.


CHARGES UNDER THE CONTRACTS


CONTRACT FEE

We deduct a daily charge from the net assets in each variable investment option and Segment Type Holding Account to compensate us for administrative expenses, sales expenses and certain expense risks we assume under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:



  Series B:        1.25%
  Series ADV:      0.65%



The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect. To the extent that the expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts. This charge also compensates us for administrative expenses and a portion of our sales expenses, under the contract.

On a non-guaranteed basis, we may waive this fee under certain conditions. If the return on the EQ/Money Market variable investment option on any day is positive, but lower than the amount of this fee, then we will waive the difference between the two, so that you do not receive a negative return. If the return on the EQ/Money Market variable investment option on any day is negative, we will waive this fee entirely for that day, although your account value would be reduced by the negative performance of the EQ/Money Market variable investment option itself. We reserve the right to change or cancel this provision at any time.


FEE-BASED EXPENSES
(Applicable to Series ADV contracts only)

The fees and expenses of a fee-based program are separate from and in addition to the fees and expenses of the annuity contract. Please consult with your program sponsor for more details about your fee-based program.


TRANSFER CHARGE

Currently, we do not charge for transfers among variable investment options under the contract. However, we reserve the right to charge for any transfers among variable investment options in excess of 12 per contract year. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer. The transfer charge is designed to compensate the company with respect to adminstering the transaction. The charge is also designed to deter disruptive transfer activity. The transfer charge (if applicable), will be assessed at the time that the transfer is processed. Each time you request a transfer from one variable investment option to another, we will assess the transfer charge (if applicable). Separate requests submitted on the same day will each be treated as a separate transfer. Any transfer charge will be deducted from the variable investment options from which the transfer is made. We will not count transfers from Segment Type Holding Accounts into Segments on a Segment Start Date, or the allocation of Segment Maturity Value on a Segment Maturity Date in calculating the number of transfers subject to this charge.


WITHDRAWAL CHARGE

(Applicable to Series B contracts only)

A withdrawal charge may apply in three circumstances: (1) you make one or more withdrawals during a contract year; (2) you surrender your contract to receive its cash value; or (3) we terminate your contract. The amount of the charge will depend on whether the 10% free withdrawal amount applies, and the availability of one or more exceptions.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:


--------------------------------------------------------------------------------
                                 CONTRACT YEAR
--------------------------------------------------------------------------------
                       1        2        3        4        5       6+
 Percentage of
   contribution       5%       5%       5%       4%       3%       0%
--------------------------------------------------------------------------------

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn up to the free withdrawal amount are not considered a withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat


37  CHARGES AND EXPENSES
contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under most NQ contracts as withdrawn first. See "Tax information" later in this Prospectus.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage.

We deduct the withdrawal amount and the withdrawal charge pro rata from the variable investment options (excluding the Segment Type Holding Accounts). If those amounts are insufficient, we will deduct all or a portion of the required amounts pro rata from the Segment Type Holding Accounts. If the amounts in the Segment Type Holding Accounts are still insufficient, we deduct all or a portion of the required amounts from the Segments on a pro rata basis. If you specify that your withdrawal be taken from specific investment options, the amount of the withdrawal charge will first be taken from the investment options you specify. If there is insufficient value in those options to pay the withdrawal charge after your withdrawal is deducted, then the remainder of the withdrawal charge is deducted as described above.

Withdrawals for a Segment or a Segment Type Holding Account are subject to the same withdrawal charge calculations as a withdrawal from any other investment option. Any withdrawal from a Segment will trigger the calculation of the Segment Interim Value, which is in addition to any applicable withdrawal charge. A withdrawal from a Segment Type Holding Account reduces the amount that will be transferred to a Segment. For more information, see "Structured Investment Option" in "Contract features and benefits," earlier in this Prospectus.

The withdrawal charge does not apply in the circumstances described below.


10% FREE WITHDRAWAL AMOUNT. For Series B contracts, each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. No withdrawal charge applies to Series ADV contracts. The 10% free withdrawal amount is determined using your account value at the beginning of the contract year. When a contract is surrendered in certain states, the free withdrawal amount is not taken into account when calculating the amount of the withdrawal.


DEATH. The withdrawal charge does not apply if the owner dies and a death benefit is payable to the beneficiary.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i) An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii) We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii) An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

     -- its main function is to provide skilled, intermediate, or custodial nursing care;

     --  it provides continuous room and board to three or more persons;

     --  it is supervised by a registered nurse or licensed practical nurse;

     --  it keeps daily medical records of each patient;

     --  it controls and records all medications dispensed; and

     --  its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.


ADJUSTMENTS WITH RESPECT TO EARLY WITHDRAWALS FROM SEGMENTS

We calculate the Segment Interim Value when a withdrawal is taken, whether a partial withdrawal or a full contract surrender, from a Segment prior to the Segment Maturity Date. The Segment Interim Value is calculated based on a formula that provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated. For more information on the calculation of the Segment Interim Value, please see Appendix III.



CHARGES THAT THE TRUST DEDUCTS

The Trust deducts charges for the following types of fees and expenses:

o   Management fees.

o   12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of the Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectuses for the Trusts.


                                                        CHARGES AND EXPENSES  38

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the contract fee, or change the minimum contribution requirements. We also may change the minimum death benefit or offer variable investment options that invest in shares of a Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for traditional IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales and administration generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it will be unfairly discriminatory.


39  CHARGES AND EXPENSES

8. PAYMENT OF DEATH BENEFIT

--------------------------------------------------------------------------------


YOUR BENEFICIARY AND PAYMENT OF BENEFIT

If you have a Series ADV contract, disregard any references to "withdrawal charges,""cash value" or "free withdrawal amount" in this section; these terms only apply to Series B contracts, not Series ADV contracts.

You designate your beneficiary when you apply for your contract. You may change your beneficiary during your lifetime and while the contract is in force. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Any part of a death benefit for which there is no named or designated beneficiary living at your death will be payable in a single sum to your surviving spouse, if any; if there is no surviving spouse, then to the surviving children in equal shares; if there are no surviving children, then to your estate. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary.

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. However, you should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.


DEATH BENEFIT

The death benefit is equal to the account value as of the date we receive satisfactory proof of the owner's death, any required instructions for the method of payment, and all information and forms necessary to effect payment.


EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner.

Once we have received notice of the Owner's death, we will not make any transfers from Segment Type Holding Accounts to Segments. Amounts in the Segment Type Holding Accounts will be defaulted into the EQ/Money Market variable investment option. When Segments mature, the Segment Maturity Value will be transferred to the EQ/Money Market variable investment option.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature, or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation." If you are the sole owner and your spouse is the sole primary beneficiary, your surviving spouse can continue the contract as a successor owner, under "Spousal continuation" or under our Beneficiary continuation option, as discussed below.

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death.


NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years, unless one of the exceptions described here applies. The surviving owner may instead elect to take an installment payout or annuity, provided payments begin within one year of the deceased owner's death. If an annuity or installment payout is elected, the contract terminates and a supplemental contract is issued.

If the older owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) take an installment payout or annuity within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option discussed below. If the contract continues, withdrawal charges will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) take an installment payout or annuity within one year;
(3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option discussed below. If the contract continues, withdrawal charges (for Series B contracts) will continue to apply and no additional contributions will be permitted. The death benefit becomes payable to the beneficiary if the older owner dies within five years after the death of the younger owner.


SPOUSAL CONTINUATION


If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger


                                                    PAYMENT OF DEATH BENEFIT  40
spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

o In general, withdrawal charges (for Series B contracts) will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made.

o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

o   The withdrawal charge schedule (for Series B contracts) remains in effect.

The transfer restrictions on amounts in Segments prior to election of Spousal continuation remain in place. Any amounts in Segments may not be transferred out of the Segments until their Segment Maturity Dates. The Segment Maturity Value may be reinvested in other investment options.

If you divorce, Spousal continuation does not apply.

BENEFICIARY CONTINUATION OPTION


This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix II later in this Prospectus for further information.


Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

o The contract continues with your name on it for the benefit of your beneficiary.

o   The beneficiary replaces the deceased owner as annuitant.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o   If there is more than one beneficiary:

    -- each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen; and

    -- as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature for the first beneficiary, all Segments will be terminated and all Segment Interim Values will be transferred into the EQ/Money Market variable investment option.

o If there is one beneficiary, the transfer restrictions on amounts in Segments prior to election of the beneficiary continuation option remain in place. Any amounts in Segments may not be transferred out of the Segments until their Segment Maturity Dates. The Segment Maturity Value may be reinvested in other investment options. However, if the beneficiary has chosen the "5-year rule," amounts may not be invested in Segments with Segment Maturity Dates later than December 31st of the calendar year which contains the fifth anniversary of your death.

o A beneficiary who chooses to receive annual payments over his life expectancy should consult his tax adviser about selecting Segments that provide sufficient liquidity to satisfy the payout requirements under this option.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.


41  PAYMENT OF DEATH BENEFIT

o The beneficiary may make transfers among the variable investment options but no additional contributions will be permitted.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

o   Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner or the surviving joint owner who elects this feature. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

o This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

o   The beneficiary automatically replaces the existing annuitant.

o The contract continues with your name on it for the benefit of your beneficiary.

o   If there is more than one beneficiary:

    -- each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen; and

    -- as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature for the first beneficiary, all Segments will be terminated and all Segment Interim Values will be transferred into the EQ/Money Market variable investment option.


o If there is one beneficiary, the transfer restrictions on amounts in Segments prior to the election of the beneficiary continuation option remain in place. Any amounts in Segments may not be transferred out of the Segments until their Segment Maturity Dates. The Segment Maturity Value may be reinvested in other investment options. However, if the beneficiary has chosen the "5-year rule," amounts may not be invested in Segments with Segment Maturity Dates later than the fifth anniversary of your death.


o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

o   Any partial withdrawals must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or older joint owner:

o   No withdrawal charges will apply to any withdrawals by the beneficiary.

If the deceased is the younger non-spousal joint owner:

o The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders.

o We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus.

                       ----------------------------------

A beneficiary should speak to his or her tax professional about which continuation option is appropriate for him or her. Factors to consider include, but are not limited to, the beneficiary's age, need for immediate income and a desire to continue the contract.


                                                    PAYMENT OF DEATH BENEFIT  42

9. TAX INFORMATION

--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Structured Capital Strategies(SM) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA or Roth IRA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and IRS interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 (ERISA). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or an individual retirement custodial or trusteed account. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options you elect.

TRANSFERS AMONG INVESTMENT OPTIONS


If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial annuitization" below.

Annuitization under a Structured Capital Strategies(SM) contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).



Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.


43  TAX INFORMATION

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this Structured Capital Strategies(SM) contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to one or more of the annuity payout options under the contract. If no affirmative choice is made, we will apply any remaining account value or interest in the contract to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this Structured Capital Strategies(SM) contract constitutes an annuity contract under current federal tax rules.


PARTIAL ANNUITIZATION

The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. Beginning January 1, 2011, a nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date.


WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable. If you have a Series ADV contract, withdrawals made by your investment advisor are taxable to you.


1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

o the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Section 1035 exchanges are generally not available after the death of the owner.


SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.


DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.


EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

We will report a life-contingent partial annuitization made to an owner under age 59-1/2 as eligible for an exception to the early distribution penalty tax. We may be required to treat a partial annuitization for a period certain of at least 10 years as being subject to the penalty for an owner under age 59-1/2.

INVESTOR CONTROL ISSUES
-----------------------
Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxed on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment



                                                             TAX INFORMATION  44
of Separate Account No. 49. Recently, the IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the portfolios, and must have no right to direct the particular investment decisions within the portfolios.

Also we do not believe that these rules apply to the assets of Separate Account No. 68, because contract owners have no interest in the performance of those assets.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No 49.


INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS")

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o   traditional IRAs, typically funded on a pre-tax basis; and

o   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. We offer the Structured Capital Strategies(SM) contract in both traditional IRA and Roth IRA versions.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contracts. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for opinion letters approving the respective forms of the traditional IRA and Roth IRA contracts for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel either version of the Structured Capital Strategies(SM) IRA contract (traditional IRA or Roth IRA) by following the directions under "Your right to cancel within a certain number of days" in "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA, or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.


TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES

(TRADITIONAL IRAS)
------------------
CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

o   "regular" contributions out of earned income or compensation; or

o   Tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

The initial contribution to purchase this contract must be a rollover or direct transfer contribution.


REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the taxable year in which you reach age 70-1/2 or any taxable year after that.



45  TAX INFORMATION

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation, or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70-1/2 or over can contribute up to the lesser of $5,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70-1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during the taxable year for which the contribution is being made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored-tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590, "Individual Retirement Arrangements
(IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age 50-70-1/2 "catch-up" contributions. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year. Make sure you designate the year for which you are making the contribution.


ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o   qualified plans;

o   governmental employer 457(b) plans;

o   403(b) plans; and

o   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.


ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant.

There are two ways to do rollovers:

o   Do it yourself:
    You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o   Direct rollover:
    You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

o "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o   hardship withdrawals; or

o   corrective distributions that fit specified technical tax rules; or

o   loans that are treated as distributions; or


                                                             TAX INFORMATION  46

o   death benefit payments to a beneficiary who is not your surviving spouse; or

o qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan, such as a traditional IRA, and subsequently take a premature distribution.


ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of payments" later in this Prospectus under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.


ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.


SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

o   regular contributions to a traditional IRA made after you reach age 70-1/2;
    or

o rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70-1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See Publication 590 for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.


We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

o the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457 plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457 plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about


47  TAX INFORMATION
whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA"before being rolled back into a qualified plan. See your tax adviser.


Certain distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70-1/2 or older if made by December 31, 2011.

REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS

Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Currently we believe that these provisions would not apply to Structured Capital Strategies(SM) contracts because of the type of benefits provided under the contracts. However, if you take annual withdrawals instead of annuitizing, please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."


ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

If you choose an account-based method, the RMD amount for your Structured Capital Strategies(SM) traditional IRA contract is calculated with respect to your entire interest in the contract, including your allocations to one or more variable investment options and one or more of the Segments in the Structured Investment Option.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS?
 No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

If you are at an age where you are required to take lifetime required minimum distributions from traditional IRAs you should consider the effect of allocations to the Structured Investment Option under a Structured Capital Strategies(SM) traditional IRA contract. You should consider whether you have a sufficient amount allocated to the Variable Investment Options under this contract and/or sufficient liquidity under other traditional IRAs that you maintain in order to satisfy your RMD for this contract without affecting amounts allocated to the Structured Investment Option under this contract.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts



                                                             TAX INFORMATION  48
you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary."PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o to pay certain first-time home buyer expenses (special federal income tax definition -- there is a $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

ROTH INDIVIDUAL RETIREMENT ANNUITIES
("ROTH IRAS")

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."



49  TAX INFORMATION

The Structured Capital Strategies(SM) Roth IRA contracts are designed to qualify as Roth individual retirement annuities under Sections 408A(b) and 408(b) of the Internal Revenue Code.


CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o   regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion" rollover contributions); or

o tax-free rollover contributions from other Roth individual retirement arrangements (or designated Roth accounts under defined contribution plans); or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

The initial contribution to purchase this contract must be a rollover or direct transfer contribution.


REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under "Special rules for spouses" earlier in this section under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70-1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS.  Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS.  Roth IRA contributions are not tax deductible.


ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

o   another Roth IRA;

o a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

o a "designated Roth contribution account" under a 401(k) plan, 403(b) plan or governmental employer Section 457(b) plan (direct or 60-day); or

o from non-Roth accounts under another eligible retirement plan as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally



                                                             TAX INFORMATION  50
fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free. Even if you are under age 59-1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Proposed and Temporary Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization, and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.


The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution you must use our forms.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.


DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender and termination of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o   Rollovers from a Roth IRA to another Roth IRA;

o   Direct transfers from a Roth IRA to another Roth IRA;

o   Qualified distributions from a Roth IRA; and

o   return of excess contributions or amounts recharacterized to a traditional
    IRA.


QUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o   you are age 59-1/2 or older; or

o   you die; or

o   you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the



51  TAX INFORMATION
qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1) Regular contributions

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

    (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

    (b) Nontaxable portion.

(3) Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amounts distributed, distributions and contributions are aggregated or grouped and added together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain -- within any custodian or issuer -- are added together.

(2) All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3) All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.


REQUIRED MINIMUM DISTRIBUTIONS

Lifetime minimum distribution requirements do not apply.


REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS

Generally the same as traditional IRA, except that regular contributions made after age 70-1/2 are not "excess contributions."

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.


EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.



FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o we might have to withhold and/or report on amounts we pay under a free look or cancellation.

o we are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.



FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic



                                                             TAX INFORMATION  52
annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.



IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.


53  TAX INFORMATION



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10. MORE INFORMATION

--------------------------------------------------------------------------------

ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests solely in Class IA/A or Class IB/B shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5) to deregister Separate Account No. 49 under the Investment Company Act of 1940;


(6)  to restrict or eliminate any voting rights as to Separate Account No. 49;

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8) to limit or terminate contributions or transfers into any variable investment option; and

(9)  to limit the number of variable investment options you may select.


If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.


ABOUT SEPARATE ACCOUNT NO. 68

We hold assets in a "non-unitized" separate account we have established under the New York Insurance Law to support our obligations under the Structured Investment Option. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the Structured Investment Option, regardless of whether assets supporting the Structured Investment Option are held in a separate account or our general account.

Our current plans are to invest separate account assets in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues. We may also invest in interest rate swaps. Although the above generally describes our plans for investing the assets supporting our obligations under the Structured Investment Option, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws.

ABOUT THE TRUST

The Trust is registered under the Investment Company Act of 1940. It is classified as an "open-end management investment company," more commonly called a mutual fund. The Trust issues different shares relating to each of its portfolios.

The Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on the Trust's shares are reinvested in full. The Board of Trustees or Board of Directors, as applicable, of the Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about the Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan relating to its Class IB shares, and other aspects of its operations, appears in the prospectuses for the Trust, which generally accompany this Prospectus, or in its SAIs, which are available upon request.

ABOUT THE GENERAL ACCOUNT


This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or the Structured Investment Option with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account



                                                            MORE INFORMATION  54
value and the Structured Investment Option. The general obligations and the Structured Investment Option under the contract are supported by AXA
Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests in the Structured Investment Option under the contracts in the general account are issued by AXA Equitable and are registered under the Securities Act of 1933. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC TRANSACTIONS


We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt Form. We may also require additional information. Until we receive the Acknowledgement of Receipt Form, (i.e. withdrawals and surrenders) financial transactions will not be permitted unless you request them in writing, sign the request and have it signature guaranteed. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.


After your contract has been issued, subsequent contributions may be transmitted by wire.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY


Our "business day" is generally any day the NYSE is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the Securities and Exchange Commission determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

    --  on a non-business day;

    --  after 4:00 p.m. Eastern Time on a business day; or

    --  after an early close of regular trading on the NYSE on a business day.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.


o If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions and/or transfers, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.



55  MORE INFORMATION


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CONTRIBUTIONS, TRANSFERS, WITHDRAWALS AND SURRENDERS

o Contributions allocated to the variable investment options or the Segment Type Holding Accounts are invested at the unit value next determined after the receipt of the contribution.

o Transfers to or from the variable investment options or the Segment Type Holding Accounts will be made at the unit value next determined after the receipt of the transfer request.

o Requests for withdrawals or surrenders from the variable investment options or the Segment Type Holding Accounts will be made at the unit value next determined on the business day that we receive the information that we require.


ABOUT YOUR VOTING RIGHTS

As the owner of shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:

o   the election of trustees;

o   the formal approval of independent auditors selected for each Trust; or

o any other matters described in the Prospectus for the Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

The Trust sells its shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust also sells its shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of the Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.


SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to Separate Account No. 49 require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account No. 49, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is part of the registration statement filed on Form N-4. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin, subject to our acceptance. We will continue to treat you as the owner until we receive written notification of any change at our processing office. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

You cannot assign or transfer ownership of a traditional IRA or Roth IRA contract except by surrender to us.

You cannot assign your contract as collateral or security for a loan. Loans are also not available under your contract. For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your traditional IRA or Roth IRA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge if one applies.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or


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electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

DISTRIBUTION OF THE CONTRACTS


The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.


AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.


The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold (except for Series ADV contracts sold through AXA Distributors). AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

AXA ADVISORS COMPENSATION. For Series ADV contracts sold through AXA Advisors, AXA Advisors will retain 50% of the advisory fee and the financial representative will get the other 50%.

For Series B contracts, AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.5% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.0% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contract your financial professional for information about the compensation he or she receives and any related incentives, as described immediately below.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based


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on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. For Series ADV contracts sold through AXA Distributors, AXA Distributors will not receive any compensation.

For Series B contracts, AXA Equitable pays contribution-based and asset-based compensation (together "compensation" ) to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributor's Selling broker-dealers. Contribution-compensation will generally not exceed 7.0% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.0% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS.   AXA
Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements").

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2010) received additional payments. These additional payments ranged from $127 to $3,689,426. AXA Equitable and its affiliates may also have additional business arrangements with Selling broker-dealers. For more information, ask your financial professional.

1st Global Capital Corporation
Advantage Capital Corporation
AG Edwards
American General Securities Inc
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Associated Securities Corp.
Bank of America
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corp.
Centaurus Financial, Inc.
Colonial Brokerage, Inc.
Comerica Securities
Commonwealth Financial Network
CUSO Financial Services, LP
Essex National Securities Inc
FFP
Financial Network Investment Corporation
First Allied Securities
First Citizens Investor Services
First Tennessee Brokerage, Inc.
FSC Securities Corporation
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Investment Centers of America/First Dakota Inc.
IFC Holdings Inc. DBA Invest Financial Corporation
Investment Professionals, Inc.
Investors Capital Corporation
Ironstone Securities, Inc
J.P. Turner & Co. LLC
James T. Borello & Co.
Janney Montgomery Scott
Key Investment Services, LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Financial Corporation
M&T Securities
Merrill Lynch Life Agency
MML Investors Services LLC


                                                            MORE INFORMATION  58

Morgan Keegan
Morgan Stanley Smith Barney - Morgan Stanley & Co., Incorporated
Multi-Financial Securities Corporation
National Planning Corporation
Next Financial Group, Inc.
NFP Securities, Inc.
Pension Planners Securities Inc
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Oppenheimer & Co. Inc.
Raymond James & Associates Inc
Raymond James Financial Service
RBC Capital Markets Corp.
Robert W Baird
Royal Alliance Associates Inc.
RW Baird - Robert N. Baird & Co. Incorporated
Sage Point Financial, Inc
Securities America, Inc.
SII Investments, Inc.
Sorrento Pacific Financial LLC
Stifel, Nicolaus & Co.
Summit Brokerage Services, Inc
Termed/Gunnallen Financial, Inc.
Termed/Mutual Service Corporation
Transamerica Financial Advisors, Inc.
U.S Bancorp Investments, Inc.
UBS Financial Services, Inc.
United Planners' Financial Service of America
UVEST Financial Services Group, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Advisors Financial Network LLC
Wells Fargo Advisors
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.


59  MORE INFORMATION

11. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


--------------------------------------------------------------------------------

AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2010 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the Structured Investment Option (the "Registration Statement"). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements of AXA Equitable at December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 are incorporated by reference herein in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.



                             INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE  60

Appendix I: Condensed financial information


--------------------------------------------------------------------------------
The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.25%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2010.



------------------------------------------------------------------------------------------------------------------------------------
                                                                               FOR THE YEAR ENDING DECEMBER 31,
                                                                       -----------------------------------------------------
                                                                                            2010
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  9.82
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)                                         13
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 11.02
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)                                          5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  1.00
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)                                     24,335
------------------------------------------------------------------------------------------------------------------------------------



The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 0.65%.



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2010.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 FOR THE YEAR ENDING DECEMBER 31,
                                                                        ----------------------------------------------------
                                                                                              2010
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                  $ 9.84
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)                                         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                  $11.04
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)                                         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                  $ 1.00
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)                                         --
------------------------------------------------------------------------------------------------------------------------------------




I-1 APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: State contract availability and/or variations of certain features and benefits


--------------------------------------------------------------------------------
The following information is a summary of the states where the Structured Capital Strategies(SM) contracts or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state.


STATES WHERE CERTAIN STRUCTURED CAPITAL STRATEGIES(SM) FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:


----------------------------------------------------------------------------------------
STATE           FEATURES AND BENEFITS          Availability or variation
----------------------------------------------------------------------------------------
CALIFORNIA       See "Contract features         If you reside in California and you are
                 and benefits"--"Your           age 60 or older at the time the contract
                                                is issued, you may return your variable
                                                annuity contract within 30 days from the
                                                date that you receive it and receive a
                                                refund as described below.

                                                If you allocate your entire initial
                                                contribution to the EQ/Money Market
                                                option, the amount of your refund will
                                                be equal to your contribution, unless
                                                you make a transfer, in which case the
                                                amount of your refund will be equal to
                                                your account value on the date we
                                                receive your request to cancel at our
                                                processing office. This amount could be
                                                less than your initial contribution. If
                                                you allocate any portion of your initial
                                                contribution to the variable investment
                                                options (other than the EQ/Money Market
                                                option), your refund will be equal to
                                                your account value on the date we
                                                receive your request to cancel at our
                                                processing office.

                                                "RETURN OF CONTRIBUTION" FREE LOOK
                                                TREATMENT AVAILABLE THROUGH CERTAIN
                                                SELLING BROKERS-DEALERS

                                                Certain selling broker-dealers offer an
                                                allocation method designed to preserve
                                                your right to a return of your
                                                contributions during the free look
                                                period. At the time of application, you
                                                will instruct your financial
                                                professional as to how your initial
                                                contribution and any subsequent
                                                contributions should be treated for the
                                                purpose of maintaining your free look
                                                right under the contract. Please consult
                                                your financial professional to learn
                                                more about the availability of "return
                                                of contribution" free look treatment.

                                                If you choose "return of contribution"
                                                free look treatment of your contract, we
                                                will allocate your entire contribution
                                                and any subsequent contributions made
                                                during the 40 day period following the
                                                Contract Date, to the EQ/Money Market
                                                investment option. In the event you
                                                choose to exercise your free look right
                                                under the contract, you will receive a
                                                refund equal to your contributions.

                                                If you choose the "return of
                                                contribution" free look treatment and
                                                your contract is still in effect on the
                                                40th day (or next business day)
                                                following the Contract Date, we will
                                                automatically reallocate your account
                                                value to the investment options chosen
                                                on your application.
----------------------------------------------------------------------------------------



APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS II-1

--------------------------------------------------------------------------------------
STATE         FEATURES AND BENEFITS           Availability or variation
--------------------------------------------------------------------------------------
CALIFORNIA                                    Any transfers made prior to the
(CONTINUED)                                   expiration of the 30 day free look will
                                              terminate your right to "return of
                                              contribution" treatment in the event
                                              you choose to exercise your free look
                                              right under the contract. Any transfer
                                              made prior to the 40th day following the
                                              Contract Date will cancel the automatic
                                              reallocation on the 40th day (or next
                                              business day) following the Contract
                                              Date described above. If you do not want
                                              AXA Equitable to perform this scheduled
                                              one-time reallocation, you must call one
                                              of our customer service representatives
                                              at 1 (800) 789-7771 before the 40th day
                                              following the Contract Date to cancel.

               See "Charges and               Item (iii) under this section is deleted
               expenses" -- "Disability,      in its entirety.
               terminal illness, or
               confinement to a nursing
               home" (For Series B
               contracts only)

               See "More information"--       You can transfer ownership of an NQ
               "Transfers of ownership,       contract at any time before annuity
               collateral assignments,        payments begin. You may assign your
               loans, and borrowing"          contract, unless otherwise restricted
                                              for tax qualification purposes.
--------------------------------------------------------------------------------------
CONNECTICUT   See "Charges and expenses       Waiver (i) is deleted. As a result, the
              - Disability, terminal          first sentence of the last paragraph of
              illness, or confinement         this section is deleted and replaced
              to a nursing home" (For         with the following:
              Series B contracts only)
                                               We reserve the right to impose a
                                               withdrawal charge, in accordance with
                                               your contract, if the conditions
                                               described in (ii) or (iii) above existed
                                               at the time a contribution was remitted
                                               or if the condition began within 12
                                               months following remittance.

              See "Charge for each            The charge for transfers does not apply.
              additional transfer
              in excess of 12 transfers
              per contract year" in
              "Fee table" and "Transfer
              charge" in "Charges and
              expenses"
--------------------------------------------------------------------------------------
FLORIDA        See ''How you can purchase     In the third paragraph of this section,
               and contribute to your         item (i) now reads: ''(i) contributions
               contract" in "Contract         under a Structured Capital Strategies(SM)
               features and benefits"         contract would then total more than
                                              $1,500,000;'' and item (ii) regarding
                                              the $2,500,000 limitation on
                                              contributions is deleted. The remainder
                                              of this section is unchanged.

               See "Your right to             If you reside in Florida and you are age
               cancel within a certain        65 or older at the time the contract is
               number of days" in             issued, you may cancel your variable
               "Contract features and         annuity contract and return it to us
               benefits"                      within 21 days from the date that you
                                              receive it. You will receive an
                                              unconditional refund equal to the cash
                                              surrender value provided in the annuity
                                              contract, plus any fees or charges
                                              deducted from the contributions or
                                              imposed under the contract.

                                              If you reside in Florida and you are age
                                              64 or younger at the time the contract
                                              is issued, you may cancel your variable
                                              annuity contract and return it to us
                                              within 14 days from the date that you
                                              receive it. You will receive an
                                              unconditional refund equal to your
                                              contributions, including any contract
                                              fees or charges.

              See "Selecting an               The following sentence replaces the
              annuity payout option"          first sentence of the second paragraph
              under "Your annuity             in this section:
              payout options" in
              "Accessing your money"          You can choose the date annuity payments
                                              are to begin, but it may not be earlier
                                              than twelve months from the contract
                                              date.

              See "Withdrawal charge"         If you are age 65 or older at the time
              in "Charges and expenses"       your contract is issued, the applicable
                                              withdrawal charge will not exceed 10% of
                                              the amount withdrawn. In addition, no
                                              charge will apply after the end of the
                                              10th contract year or 10 years after a
                                              contribution is made, whichever is
                                              later.
--------------------------------------------------------------------------------------


II-2 APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS

---------------------------------------------------------------------------------------------------
STATE           FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------------------------
IDAHO            See "Your right to cancel        If you reside in the state of Idaho, you
                 within a certain number          may return your contract within 20 days
                 of days" in "Contract            from the date that you receive it and
                 features and benefits"           receive a refund of your initial
                                                  contribution.
---------------------------------------------------------------------------------------------------
IOWA                                              The Gold Index and the Oil Index are not
                                                  available.
---------------------------------------------------------------------------------------------------
MARYLAND          See "Your annuity payout        The table of guaranteed annuity payments
                  options" in "Accessing          cannot be changed after contract issue.
                  your money"
---------------------------------------------------------------------------------------------------
MASSACHUSETTS     See "Disability, terminal       This section is deleted in its entirety.
                  illness or confinement
                  to nursing home" under
                  "Withdrawal charge" in
                  "Charges and expenses"
                  (For Series B contracts
                  only)
---------------------------------------------------------------------------------------------------
MINNESOTA         See "Your right to cancel       If you reside in the state of Minnesota
                  within a certain number         at the time the contract is issued, you
                  of days" in "Contract           may return your contract within 10 days
                  features and benefits"          from the date that you receive a refund
                                                  equal to the sum of (a) the difference
                                                  between the contributions made and the
                                                  amounts allocated to any investment
                                                  option and (b) the account value in any
                                                  investment option on the date your
                                                  contract is received by our processing
                                                  office or your financial professional.
                                                  Such amount will be paid within 10 days
                                                  after we receive notice of cancellation
                                                  and the contract.
---------------------------------------------------------------------------------------------------
NEW JERSEY        See "Disability, terminal       The waivers described in this section are deleted.
                  illness or confinement
                  to nursing home" under
                  "Withdrawal charge" in
                  "Charges and expenses"
                  (For Series B contracts
                  only)
---------------------------------------------------------------------------------------------------
NEW HAMPSHIRE     See "Disability, terminal       Waiver (iii) regarding the definition of
                  illness, or confinement         a nursing home is deleted, and replaced
                  to a nursing home"              with the following:
                  under "Withdrawal charge"       You are confined to a nursing home for
                  in "Charges and expenses"       more than 90 days (or such other period,
                  (For Series B contracts         as required in your state) as verified
                  only)                           by a licensed physician. A nursing home
                                                  for this purpose means one that is (a) a
                                                  provider of skilled nursing care
                                                  service, or qualified to receive
                                                  approval of Medicare benefits, or (b)
                                                  operated pursuant to law as a skilled
                                                  nursing home by the state or territory
                                                  in which it is located (it must be
                                                  within the United States, Puerto Rico,
                                                  U.S. Virgin Islands, or Guam) and meets
                                                  all of the following:

                                                  o   its main function is to provide
                                                      skilled, intermediate, or custodial
                                                      nursing care;

                                                  o   it provides continuous room and
                                                      board;

                                                  o   it is supervised by a registered
                                                      nurse or licensed practical nurse;

                                                  o   it keeps daily medical records of
                                                      each patient;

                                                  o   it controls and records all
                                                      medications dispenses; and

                                                  o   its primary service is other than to
                                                      provide housing for residents.
---------------------------------------------------------------------------------------------------
NORTH DAKOTA      See "Your right to cancel       To exercise your cancellation right, you
                  within a certain number         must return the certificate directly to
                  of days" in "Contract           our processing office within 20 days
                  features and benefits"          after you receive it.
---------------------------------------------------------------------------------------------------
OREGON            See "How you can                Additional contributions are not
                  purchase and contribute         permitted after the fifth contract year.
                  to your contract"
                  in "Contract features
                  and benefits"
---------------------------------------------------------------------------------------------------



APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS II-3

---------------------------------------------------------------------------------------------------
STATE       FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------------------------

OREGON       See "Lifetime required          The following replaces the third
(CONTINUED)  minimum distribution            paragraph:
             withdrawals" under
             "Withdrawing your               We generally will not impose a
             account value" in               withdrawal charge on minimum
             "Accessing your money"          distribution withdrawals even if you are
                                             not enrolled in our automatic RMD
                                             service, except if, when added to a
                                             non-RMD lump sum withdrawal previously
                                             taken in the same contract year, the
                                             minimum distribution withdrawals exceed
                                             the free withdrawal amount. In order to
                                             avoid a withdrawal charge in connection
                                             with minimum distribution withdrawals
                                             outside of our automatic RMD service,
                                             you must notify us using our withdrawal
                                             request form. Such minimum distribution
                                             withdrawals must be based solely on your
                                             contract's account value.

                                             For Series B Contracts:

               See "Selecting an             You can choose the date annuity payments
               annuity payout                begin, but it may not be earlier than
               option" under "Your           the date all withdrawal charges under
               annuity payout options        the contract expire.
               in "Accessing your
               money"

               See "Disability,              Item (i) under this section is deleted
               terminal illness, or          in its entirety.
               confinement to nursing
               home" under "Withdrawal
               charge" in "Charges
               and expenses"

               See "Transfers of             The contract may be freely assigned
               ownership, collateral         unless otherwise restricted for tax
               assignments, loans and        qualification purposes.
               borrowing" in "More
               information"
---------------------------------------------------------------------------------------------------
PENNSYLVANIA   Contributions                 Your contract refers to contributions as
                                             premiums.
               See "Disability,
               terminal illness or           The Withdrawal Charge Waiver does not
               confinement to nursing        apply during the first 12 months of the
               home" in "Charges             contract with respect to the Social
               and expenses"                 Security Disability Waiver, the Six
               (For Series B contracts       Month Life Expectancy Waiver, or if the
               only)                         owner is confined to a nursing home
                                             during such period.

               Required disclosure           Any person who knowingly and with intent
               for Pennsylvania              to defraud any insurance company or
               customers                     other person files an application for
                                             insurance or statement of claim
                                             containing any materially false
                                             information or conceals for the purpose
                                             of misleading, information concerning
                                             any fact material thereto commits a
                                             fraudulent insurance act, which is a
                                             crime and subjects such person to
                                             criminal and civil penalties.
---------------------------------------------------------------------------------------------------
PUERTO RICO    Beneficiary                   Not Available
               continuation
               option (IRA)

               IRA and Roth IRA              Available for direct rollovers from U.S.
                                             source 401(a) plans and direct transfers
                                             from the same type of U.S. source IRAs.

               See footnote 1 in             There is no premium tax charge imposed.
               "Fee table" and
               "Charges for state
               premium and other
               applicable taxes" in
               "Charges and expenses"

               See "Purchase                 We do not offer Structured Capital
               considerations for a          Strategies(SM) contracts to charitable
               charitable remainder          remainder trusts in Puerto Rico.
               trusts" under "Owner
               and annuitant
               requirements" in
               "Contract features
               and benefits"
---------------------------------------------------------------------------------------------------



II-4 APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS

---------------------------------------------------------------------------------------------------
STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------------------------
PUERTO RICO  See "Taxation of                   There are special rules for nonqualified
(CONTINUED)  nonqualified annuities"            contracts issued in Puerto Rico.
             in "Tax information"
                                                Income from NQ contracts we issue is
                                                U.S. source. A Puerto Rico resident is
                                                subject to U.S. taxation on such U.S.
                                                source income. Only Puerto Rico source
                                                income of Puerto Rico residents is
                                                excludable from U.S. taxation. Income
                                                from NQ contracts is also subject to
                                                Puerto Rico tax. The calculation of the
                                                taxable portion of amounts distributed
                                                from a contract may differ in the two
                                                jurisdictions. Therefore, you might have
                                                to file both U.S. and Puerto Rico tax
                                                returns, showing different amounts of
                                                income from the contract for each tax
                                                return. Puerto Rico generally provides a
                                                credit against Puerto Rico tax for U.S.
                                                tax paid. Depending on your personal
                                                situation and the timing of the
                                                different tax liabilities, you may not
                                                be able to take full advantage of this
                                                credit.
---------------------------------------------------------------------------------------------------
RHODE ISLAND   See  "Your  right to             If you reside in the state of Rhode
               cancel within a                  Island at the time the contract is
               certain number of days"          issued, you may return your contract
               in "Contract features            within 20 days from the date that you
               and benefits"                    receive it and receive a refund of your
                                                contribution.
---------------------------------------------------------------------------------------------------
TEXAS          See  "How  you can               The $2,500,000 limitation on the sum of
               purchase and contribute          all contributions under all AXA
               to your contract" in             Equitable annuity accumulation contracts
               "Contract features and           with the same owner or annuitant does
               benefits"                        not apply.

               See "Disability,                 There is no 12 month waiting period
               terminal illness or              following a contribution for the Six
               confinement to                   Month Life Expectancy Waiver. The
               nursing home" in                 withdrawal charge can be waived even if
               "Charges and expenses"           the condition begins within 12 months of
               (For Series B                    the remittance of the contribution.
               contracts only)
---------------------------------------------------------------------------------------------------
WASHINGTON     See "10% free withdrawal         The 10% free withdrawal amount applies
               amount" under "Withdrawal        to full surrenders.
               charge" in "Charges and
               expenses"

               See "Disability, terminal        The owner (or older joint owner, if
               illness, or confinement to       applicable) has qualified to
               nursing home" in "Charges        receive Social Security disability
               and expenses" (For Series B      benefits as certified by the Social
               contracts only)                  Security Administration or a
                                                statement from an independent U.S.
                                                licensed physician stating that the
                                                owner (or older joint owner, if
                                                applicable) meets the definition of
                                                total disability for at least 6
                                                continuous months prior to the
                                                notice of claim. Such disability
                                                must be re-certified every 12
                                                months.
---------------------------------------------------------------------------------------------------


APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS II-5

Appendix III: Segment Interim Value


--------------------------------------------------------------------------------

We calculate the Segment Interim Value for each Segment on each business day, which is also a Segment Business Day, between the Segment Start Date and Segment Maturity Date. The calculation is based on a formula designed to measure the fair value of your Segment Investment on the particular interim date based on the downside protection provided by the Segment Buffer, the limit on participation in investment gain provided by the Performance Cap Rate, and an adjustment for the effect of a withdrawal prior to the Segment Maturity Date. The formula we use, in part, derives the fair value of hypothetical investments in fixed instruments and derivatives (put and call options). These values provide us with protection from the risk that we will have to pay out account value related to a Segment prior to the Segment Maturity Date. The hypothetical put option provides us with a market value of the potential loss at Segment Maturity, and the hypothetical call options provide us with a market value of the potential gain at Segment Maturity. This formula provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated. We may hold such investments in relation to Segments but are not required to do so. You have no interest in the performance of any of our investments relating to Segments. The formula also includes an adjustment relating to the Cap Calculation Factor. This is a positive adjustment of the percentage of the estimated expenses corresponding to the portion of the Segment Duration that has not elapsed. Appendix III sets forth the actual calculation formula, an overview of the purposes and impacts of the calculation, and detailed descriptions of the specific inputs into the calculation. You should note, even if a corresponding Index has experienced positive growth, the calculation of your Segment Interim Value may result in an amount lower than your Segment Investment because of other market conditions, such as the volatility of index prices and interest rates. Finally, Appendix III includes examples of calculations of Segment Interim Values under various hypothetical situations.



CALCULATION FORMULA

Your Segment Interim Value is equal to the lesser of (A) or (B).

(A) equals the sum of the following three components:
    (1) Fair Value of Fixed Instruments; plus
    (2) Fair Value of Derivatives; plus
    (3) Cap Calculation Factor.

(B) equals the Segment Investment multiplied by (1 + the Performance Cap Rate limiting factor).


OVERVIEW OF THE PURPOSES AND IMPACTS OF THE CALCULATION

FAIR VALUE OF FIXED INSTRUMENTS. The Segment Interim Value formula includes an element designed to compensate us for the fact that when we have to pay out account value related to a Segment before the Segment Maturity Date, we forgo the opportunity to earn interest on the Segment Investment from the date of withdrawal or surrender until the Segment Maturity Date. We accomplish this estimate by calculating the present value of the Segment Investment using a risk-free swap interest rate widely used in derivative markets.

FAIR VALUE OF DERIVATIVES. We use put and call options that are designated for each Segment to estimate the market value, at the time the Segment Interim Value is calculated, of the risk of loss and the possibility of gain at the end of the Segment. This calculation reflects the value of the downside protection that would be provided at maturity by the Segment Buffer as well as the upper limit that would be placed on gains at maturity due to the Performance Cap Rate.


At the time the Segment Interim Value is determined, the Fair Value of Derivatives is calculated using the three different hypothetical options. These options are designated for each Segment and are described in more detail later in this Appendix.


    At-the-Money Call Option (strike price equals the index value at Segment inception). The potential for gain is estimated using the value of this hypothetical option.

    Out-of-the-Money Call Option (strike price equals the index increased by the Performance Cap Rate established at Segment inception). The potential for gain in excess of the Performance Cap Rate is estimated using the value of this hypothetical option.


    o The net amount of the At-the-Money Call Option less the value of the Out-of-the-Money Call Option is an estimate of the market value of the possib of gain at the end of the Segment as limited by the Performance Cap Rate.


  Out-of-the-Money Put Option (strike price equals the index decreased by the Segment Buffer). The risk of loss is estimated using the value of this hypothetical option.



    o IT IS IMPORTANT TO NOTE THAT THIS PUT OPTION VALUE WILL ALMOST ALWAYS REDUCE THE PRINCIPAL YOU RECEIVE, EVEN WHERE THE INDEX IS HIGHER AT THE TIME OF THE WITHDRAWAL THAN AT THE TIME OF THE ORIGINAL INVESTMENT. This is because the risk that the Index could have been lower at the end of a Segment is present to some extent whether or not the Index has increased at the earlier point in time that the Segment Interim Value is calculated.



CAP CALCULATION FACTOR. In setting the Performance Cap Rate, we take into account that we incur expenses in connection with a contract, including insurance and administrative expenses. The Segment Interim Value formula includes item (3) above, the Cap Calculation Factor, which is



III-1 APPENDIX III: SEGMENT INTERIM VALUE designed to reflect the fact that we will not incur those expenses for the entire duration of the Segment if you withdraw your investment prior to the Segment Maturity Date. Therefore, the Cap Calculation Factor is always positive and declines during the course of the Segment.

PERFORMANCE CAP RATE LIMITING FACTOR. The formula provides that the Segment Interim Value is never greater than (B) above, which is the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. This limitation is imposed to discourage owners from withdrawing from a Segment before the Segment Maturity Date where there may have been significant increases in the relevant Index early in the Segment Duration. Although the Performance Cap Rate limiting factor pro-rates the upside potential on amounts withdrawn early, there is no similar adjustment to pro-rate the downside protection. THIS MEANS, IF YOU SURRENDER OR CANCEL YOUR CONTRACT, DIE OR MAKE A WITHDRAWAL FROM A SEGMENT BEFORE THE SEGMENT MATURITY DATE, THE SEGMENT BUFFER WILL NOT NECESSARILY APPLY TO THE EXTENT IT WOULD ON THE SEGMENT MATURITY DATE, AND ANY UPSIDE PERFORMANCE WILL BE LIMITED TO A PERCENTAGE LOWER THAN THE PERFORMANCE CAP RATE.


DETAILED DESCRIPTIONS OF SPECIFIC INPUTS TO THE CALCULATION

(A)(1) FAIR VALUE OF FIXED INSTRUMENTS. The Fair Value of Fixed Instrument in a Segment is based on the swap rate associated with the Segment's remaining time to maturity. Swap rates are the risk-free interest rates widely used in derivative markets. There is no standard quote for swap rates. However, because of their high liquidity and popularity, swap rate quotes from different dealers generally fall within a close range, the differences among which are not meaningful. Swap rates can be obtained from inter-dealer systems or financial data vendors who have feeds from swap dealers. For example, "Bloomberg Composite" swap rates are the weighted average of swap rates provided by a number of dealers to Bloomberg. Individual dealers and brokers also publish swap rates of their own on Bloomberg or Reuters. We may, in the future, utilize exchange traded swaps that become available. These exchange traded swaps would have a standard quote associated with them. The Fair Value of Fixed Instruments is defined as its present value, as expressed in the following formula:

(Segment Investment)/(1 + swap rate)(time to maturity)

The time to maturity is expressed as a fraction, in which the numerator is the number of days remaining in the Segment Duration and the denominator is the average number of days in each year of the Segment Duration for that Segment.

(A)(2) FAIR VALUE OF DERIVATIVES. We utilize a fair market value methodology to determine the Fair Value of Derivatives.


For each Segment, we designate and value three hypothetical options, each of which is tied to the performance of the Index underlying the Segment in which you are invested: (1) the At-the-Money Call Option, (2) the Out-of-the-Money Call Option and (3) the Out-of-the-Money Put Option. At Segment Maturity, the Put Option is designed to value the loss below the buffer, while the call options are designed to provide gains up to the Performance Cap Rate. These options are described in more detail below.


In a put option on an index, the seller will pay the buyer, at the maturity of the option, the difference between the strike price -- which was set at issue -- and the underlying index closing price, in the event that the closing price is below the strike price. In a call option on an index, the seller will pay the buyer, at the maturity of the option, the difference between the underlying index closing price and the strike price, in the event that the closing price is above the strike price. Generally, a put option has an inverse relationship with its underlying Index, while a call option has a direct relationship. In addition to the inputs discussed above, the Fair Value of Derivatives is also affected by the time remaining until the Segment Maturity Date. More information about the three designated options is set forth below:

(1) At-the-Money Call Option: This is an option to buy a position in the relevant Index equal to the Segment Investment on the scheduled Segment Maturity Date, at the price of the Index on the Segment Start Date. At any time during the Segment Duration, the fair value of the At-the-Money Call Option represents the market value of the potential to receive an amount in excess of the Segment Investment on the Segment Maturity Date equal to the percentage growth in the Index between the Segment Start Date and the Segment Maturity Date, multiplied by the Segment Investment.

(2) Out-of-the-Money Call Option: This is an option to buy a position in the relevant Index equal to the Segment Investment on the scheduled Segment Maturity Date, at the price of the Index on the Segment Start Date increased by a percentage equal to the Performance Cap Rate. At any time during the Segment Duration, the fair value of the Out-of-the-Money Call Option represents the market value of the potential to receive an amount in excess of the Segment Investment equal to the percentage growth in the Index between the Segment Start Date and the Segment Maturity Date in excess of the Performance Cap Rate, multiplied by the Segment Investment. The value of this option is used to offset the value of the At-the-Money Call Option, thus recognizing in the Interim Segment Value a ceiling on gains at Segment Maturity imposed by the Performance Cap Rate.

(3) Out-of-the-Money Put Option: This is an option to sell a position in the relevant Index equal to the Segment Investment on the scheduled Segment Maturity Date, at the price of the Index on the Segment Start Date decreased by a percentage equal to the Segment Buffer. At any time during the Segment Duration, the fair value of the Out-of-the-Money Put Option represents the market value of the potential to receive an amount equal to the excess of the negative return of the Index between the Segment Start Date and the Segment Maturity Date beyond the Segment Buffer, multiplied by the Segment Investment. The value of this option reduces the Interim Segment Value, as it reflects losses that may be incurred in excess of the Segment Buffer at Segment Maturity.

The Fair Value of Derivatives is equal to (1) minus (2) minus (3), as defined above.

We determine the fair value of each of the three designated options using the Black Scholes model for valuing a European option on the Index, assuming a continuous dividend yield or net convenience value, with inputs that are consistent with current market prices. Each option has a notional value on the Segment Start Date equal to the Segment Investment on that date. The notional value is the price of the underlying Index at the inception of the contract. In the event that a number of options, or a fractional number of options was purchased, the notional value would be the number of options multiplied by the price of the Index at inception.


                                       APPENDIX III: SEGMENT INTERIM VALUE III-2

For Securities Indices, we use the following inputs to the Black Scholes model:

(1) Implied Volatility of the Index -- This input varies with (i) how much time remains until the Segment Maturity Date of the Segment, which is determined by using an expiration date for the designated option that corresponds to that time remaining and (ii) the relationship between the strike price of that option and the level of the Index at the time of the calculation.

    This relationship is referred to as the "moneyness" of the option described above, and is calculated as the ratio of current price to the strike price. Direct market data for these inputs for any given early distribution are generally not available, because options on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to correspond precisely to the Segment Maturity Date and moneyness of the designated option that we use for purposes of the calculation.


  Accordingly, we use the following method to estimate the implied volatility of the Index. We use daily quotes of implied volatility from our pricing agent bank using the same Black Scholes model described above and based on the market prices for certain options. Specifically, implied volatility quotes are obtained for options with the closest maturities above and below the actual time remaining in the Segment at the time of the calculation and, for each maturity, for those options having the closest moneyness value above and below the actual moneyness of the designated option, given the level of the Index at the time of the calculation. In calculating the Segment Interim Value, we will derive a volatility input for your Segment's time to maturity and strike price by linearly interpolating between the implied volatility quotes that are based on the actual adjacent maturities and moneyness values described above, as follows:


    (a) We first determine the implied volatility of an option that has the same moneyness as the designated option but with the closest available time to maturity shorter than your Segment's remaining time to maturity. This volatility is derived by linearly interpolating between the implied volatilities of options having the times to maturity that are above and below the moneyness value of the hypothetical option.

    (b) We then determine the implied volatility of an option that has the same moneyness as the designated option but with the closest available time to maturity longer than your Segment's remaining time to maturity. This volatility is derived by linearly interpolating between the implied volatilities of options having the times to maturity that are above and below the moneyness value of the designated option.

    (c) The volatility input for your Segment's time to maturity will then be determined by linearly interpolating between the volatilities derived in steps (a) and (b).


(2) Swap Rate -- We use key derivative swap rates provided by our pricing agent bank, which is a recognized financial reporting vendor. Swap rates are obtained for maturities adjacent to the actual time remaining in the Segment at the time of the early distribution. We use linear interpolation to derive the exact remaining duration rate needed as the input.



(3) Index Dividend Yield -- On a daily basis, we use the projected annual dividend yield across the entire Index provided by our pricing agent bank. This value is a widely used assumption and is readily available from recognized financial reporting vendors.


For Commodities Indices, we use the first two inputs listed above (Implied Volatility of the Index and Swap Rate), but for the third input, instead of using the Index Dividend Yield, we use the Net Convenience Value. This approach is based on standard option pricing methodology, which recognizes that commodities do not pay dividends. Instead, Net Convenience Value represents the market's valuation of the yield of two offsetting factors: (1) the fact that the option does not give the holder the benefit of the ability to use the commodity itself (much like a security option does not give the holder the right to receive dividends); and (2) the fact that the holder is not burdened with the obligation to store the commodity.


(3) Net Convenience Value -- On a daily basis, we calculate the net convenience value for the commodity underlying the Index. The net convenience value for a commodity equals the spot price minus the present value of the futures price (with the present value based on the Swap Rate). We use the spot prices and futures prices provided by our pricing agent bank, which is a recognized financial reporting vendor. The price differences among recognized financial reporting vendors are not meaningful to the calculation of the Segment Interim Value.


Generally, a put option has an inverse relationship with its underlying Index, while a call option has a direct relationship. In addition to the inputs discussed above, the Fair Value of Derivatives is also affected by the time to the Segment Maturity Date.


(A)(3) CAP CALCULATION FACTOR. In setting the Performance Cap Rate, we take into account that we incur expenses in connection with a contract, including insurance and administrative expenses. In particular, if there were no such expenses, the Performance Cap Rate might have been greater. In setting the Performance Rate Cap, we currently estimate annual expenses at approximately 1.80% of the Segment Investment for Series B contracts and approximately 1.25% of the Segment Investment for Series ADV contracts. This calculation includes not only expenses, but an element of profit as well. We may use a lower estimate, which would provide a higher Performance Cap Rate, all other factors being equal. We reserve the right to use a higher estimate in the future, but we would do so only after revising this Appendix to provide notice of the higher estimate. If you withdraw your investment prior to the Segment Maturity Date, we will not incur expenses for the entire duration of the Segment. Therefore, if you withdraw your investment prior to the Segment Maturity Date, we provide a positive adjustment as part of the calculation of Segment Interim Value, which we call the Cap Calculation Factor. The Cap Calculation Factor represents a return of estimated expenses for the portion of the Segment Duration that has not elapsed. For example, if the estimated expenses for a one year Segment are calculated by our pricing agent bank to be $10, then at the end of 146 days (with 219 days remaining in the Segment), the Cap Calculation Factor would be $6, because $10 x 219/365 (60%) = $6. The Cap Calculation Factor is not used at the time we calculate your Segment Maturity Value. Instead, for any Segment held to its Segment Maturity Date, the values are provided by the contractual guarantees based on Index performance as adjusted by the Performance Cap Rate and the Segment Buffer. A Segment is not a variable investment option with an underlying portfolio, and therefore the percentages we use in setting the performance caps do not reflect a daily charge against assets held on your behalf in a separate account.


III-3 APPENDIX III: SEGMENT INTERIM VALUE

(B) PRO RATA SHARE OF PERFORMANCE CAP RATE. In setting the Performance Cap Rate, we assume that you are going to hold the Segment for the entire Segment Duration. If you hold a Segment until its Segment Maturity Date, the Segment Return will be calculated subject to the Performance Cap Rate. Prior to the Segment Maturity Date, your Segment Interim Value will be limited by the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. For example, if the Performance Cap Rate for a one-year Segment is 10%, then at the end of 146 days, the Pro Rata Share of the Performance Cap Rate would be 4%, because 10% x 146/365 = 4%; as a result, the Interim Value at the end of the 146 days could not exceed 104% of the Segment Investment.


EXAMPLES

On the following pages are hypothetical examples of how the Segment Interim Value would be calculated for three different Segments. On the first page, Segments 1, 2 and 3 all have the same Index and Segment Start Date, but have different Segment Durations. The Segments are each shown on the same date, approximately 8-1/2 months after the Segment Start Date. On the second page, Segments 2 and 3 are valued again, but this time on later dates, with approximately 3-1/2 months remaining until their respective Segment Maturity Dates. On the third page, Segments 1, 2 and 3 all have the same Index and Segment Start Date, but have different Segment Durations. The Segments are each shown making a partial withdrawal on the same date, approximately 8-1/2 months after the Segment Start Date.

                                       APPENDIX III: SEGMENT INTERIM VALUE III-4

EXAMPLE OF SEGMENT INTERIM VALUE
-------------------------------------------------------------------------------------------------------
 ITEM                                                1-YEAR SEGMENT   3-YEAR SEGMENT   5-YEAR SEGMENT
-------------------------------------------------------------------------------------------------------
 Segment Duration (in months)                               12              36               60
 Valuation Date (Months since Segment Start Date)          8.5             8.5              8.5
 Segment Investment                                     $1,000          $1,000           $1,000
 Segment Buffer                                           -10%            -20%             -30%
 Performance Cap Rate                                      11%             19%              35%
 Time to Maturity
 (in months)                                               3.5            27.5             51.5
 (in years)                                              0.288           2.290            4.290
-------------------------------------------------------------------------------------------------------



ASSUMING THE CHANGE IN THE INDEX VALUE IS -40% (FOR EXAMPLE FROM 100.00 TO 60.00)
-------------------------------------------------------------------------------------------------------
 Fair Value of Hypothetical Fixed Instrument          999.24           971.31           905.58
 Fair Value of Hypothetical Derivatives              (302.76)         (234.48)         (158.69)
 Cap Calculation Factor                                 5.19            41.22            77.23
 Sum of Above                                         701.68           778.05           824.12
 Segment Investment Multiplied by prorated Perfor-
 mance Cap Rate                                     1,078.36         1,044.98         1,049.67
 Segment Interim Value                                701.68           778.05           824.12
-------------------------------------------------------------------------------------------------------



ASSUMING THE CHANGE IN THE INDEX VALUE IS -10% (FOR EXAMPLE FROM 100.00 TO 90.00)
-------------------------------------------------------------------------------------------------------
 Fair Value of Hypothetical Fixed Instrument          999.24           971.31           905.58
 Fair Value of Hypothetical Derivatives               (43.81)          (61.28)          (19.70)
 Cap Calculation Factor                                 5.19            41.22            77.23
 Sum of Above                                         960.63           951.24           963.11
 Segment Investment Multiplied by prorated Perfor-
 mance Cap Rate                                     1,078.36         1,044.98         1,049.67
 Segment Interim Value                                960.63           951.24           963.11
-------------------------------------------------------------------------------------------------------



ASSUMING THE CHANGE IN THE INDEX VALUE IS +10% (FOR EXAMPLE FROM 100.00 TO 110.00)
-------------------------------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument           999.24           971.31           905.58
 Fair Value of Hypothetical Derivatives                53.36            15.41            49.73
 Cap Calculation Factor                                 5.19            41.22            77.23
 Sum of Above                                       1,057.80         1,027.94         1,032.54
 Segment Investment Multiplied by prorated Perfor-
 mance Cap Rate                                     1,078.36         1,044.98         1,049.67
 Segment Interim Value                              1,057.80         1,027.94         1,032.54
-------------------------------------------------------------------------------------------------------



ASSUMING THE CHANGE IN THE INDEX VALUE IS +40% (FOR EXAMPLE FROM 100.00 TO 140.00)
-------------------------------------------------------------------------------------------------------
 Fair Value of Hypothetical Fixed Instrument          999.24           971.31           905.58
 Fair Value of Hypothetical Derivatives               105.69            91.01           129.03
 Cap Calculation Factor                                 5.19            41.22            77.23
 Sum of Above                                       1,110.13         1,103.54         1,111.84
 Segment Investment Multiplied by prorated Perfor-
 mance Cap Rate                                     1,078.36         1,044.98         1,049.67
 Segment Interim Value                              1,078.36         1,044.98         1,049.67
-------------------------------------------------------------------------------------------------------



The input values to the Black Scholes model that have been utilized to generate the hypothetical examples above are as follows:
(1) Implied volatility of 25% for the at-the-money call option and 27% for the out-of-the-money call and out-of-the-money put options
(2) Swap rate corresponding to remainder of segment term is .26% (1-year), 1.28% (3-year) and 2.34% (5-year) annually
(3)   Index dividend yield - 1.95% annually.

III-5 APPENDIX III: SEGMENT INTERIM VALUE

EXAMPLE OF SEGMENT INTERIM VALUE
------------------------------------------------------------------------------------
 ITEM                                             3-YEAR SEGMENT   5-YEAR SEGMENT
------------------------------------------------------------------------------------
 Segment Duration (in months)                           36               60
 Valuation Date (Months since Segment Start Date)     32.5             56.5
 Segment Investment                                 $1,000           $1,000
 Segment Buffer                                        -20%             -30%
 Performance Cap Rate                                   19%              35%
 Time to Maturity
 (in months)                                           3.5              3.5
 (in years)                                          0.288            0.288
------------------------------------------------------------------------------------




ASSUMING THE CHANGE IN THE INDEX VALUE IS -40% (FOR EXAMPLE FROM 100.00 TO 60.00)
------------------------------------------------------------------------------------
 Fair Value of Hypothetical Fixed Instrument          999.25      999.25
 Fair Value of Hypothetical Derivatives             ( 203.56)   ( 109.27)
 Cap Calculation Factor                                 5.18        5.18
 Sum of Above                                         800.87      895.16
 Segment Investment Multiplied by prorated Perfor-
 mance Cap Rate                                     1,171.76    1,329.86
 Segment Interim Value                                800.87      895.16
------------------------------------------------------------------------------------



ASSUMING THE CHANGE IN THE INDEX VALUE IS -10% (FOR EXAMPLE FROM 100.00 TO 90.00)
------------------------------------------------------------------------------------
 Fair Value of Hypothetical Fixed Instrument          999.25      999.25
 Fair Value of Hypothetical Derivatives             (   2.00)      12.45
 Cap Calculation Factor                                 5.18        5.18
 Sum of Above                                       1,002.43    1,016.88
 Segment Investment Multiplied by prorated Perfor-
 mance Cap Rate                                     1,171.76    1,329.86
 Segment Interim Value                              1,002.43    1,016.88
------------------------------------------------------------------------------------



ASSUMING THE CHANGE IN THE INDEX VALUE IS +10% (FOR EXAMPLE FROM 100.00 TO 110.00)
------------------------------------------------------------------------------------
 Fair Value of Hypothetical Fixed Instrument          999.25      999.25
 Fair Value of Hypothetical Derivatives                85.84      109.65
 Cap Calculation Factor                                 5.18        5.18
 Sum of Above                                       1,090.27    1,114.07
 Segment Investment Multiplied by prorated Perfor-
 mance Cap Rate                                     1,171.76    1,329.86
 Segment Interim Value                              1,090.27    1,114.07
------------------------------------------------------------------------------------



ASSUMING THE CHANGE IN THE INDEX VALUE IS +40% (FOR EXAMPLE FROM 100.00 TO
140.00)



------------------------------------------------------------------------------------
 Fair Value of Hypothetical Fixed Instrument          999.25      999.25
 Fair Value of Hypothetical Derivatives               177.13      290.69
 Cap Calculation Factor                                 5.18        5.18
 Sum of Above                                       1,181.56    1,295.12
 Segment Investment Multiplied by prorated Perfor-
 mance Cap Rate                                     1,171.76    1,329.86
 Segment Interim Value                              1,171.76    1,295.12
------------------------------------------------------------------------------------




                                       APPENDIX III: SEGMENT INTERIM VALUE III-6

EXAMPLE OF PARTIAL WITHDRAWAL
---------------------------------------------------------------------------------------------------
 ITEM                                              1-YEAR SEGMENT   3-YEAR SEGMENT   5-YEAR SEGMENT
---------------------------------------------------------------------------------------------------
 Segment Duration (in months)                            12              36               60
 Valuation Date (Months since Segment Start Date)       8.5             8.5              8.5
 Segment Investment                                  $1,000          $1,000           $1,000
 Segment Buffer                                         -10%            -20%             -30%
 Performance Cap Rate                                    11%             19%              35%
 Time to Maturity
 (in months)                                            3.5            27.5             51.5
 (in years)                                           0.288           2.290            4.290
 Amount Withdrawn(1)                                 $  100          $  100           $  100
---------------------------------------------------------------------------------------------------




ASSUMING THE CHANGE IN THE INDEX VALUE IS -40% (FOR EXAMPLE FROM 100.00 TO 60.00)
---------------------------------------------------------------------------------------------------
 Segment Interim Value                        701.68             778.05             824.12
 Percent Withdrawn                             14.25%             12.85%             12.13%
 New Segment Investment                     $ 857.48           $ 871.47           $ 878.66
 New Segment Interim Value                  $ 601.68           $ 678.05           $ 724.12
---------------------------------------------------------------------------------------------------




ASSUMING THE CHANGE IN THE INDEX VALUE IS -10% (FOR EXAMPLE FROM 100.00 TO 90.00)
---------------------------------------------------------------------------------------------------
 Segment Interim Value                            960.63            951.24           963.11
 Percent Withdrawn                                 10.41%            10.51%           10.38%
 New Segment Investment                         $ 895.90          $ 894.87         $ 896.17
 New Segment Interim Value                      $ 860.63          $ 851.24         $ 863.11
---------------------------------------------------------------------------------------------------




ASSUMING THE CHANGE IN THE INDEX VALUE IS +10% (FOR EXAMPLE FROM 100.00 TO 110.00)
---------------------------------------------------------------------------------------------------
 Segment Interim Value                            1,057.80         1,027.94        1,032.54
 Percent Withdrawn                                    9.45%            9.73%           9.68%
 New Segment Investment                          $  905.46        $  902.72       $  903.15
 New Segment Interim Value                       $  957.80        $  927.94       $  932.54
---------------------------------------------------------------------------------------------------




ASSUMING THE CHANGE IN THE INDEX VALUE IS +40% (FOR EXAMPLE FROM 100.00 TO 140.00)
---------------------------------------------------------------------------------------------------
 Segment Interim Value                          1,078.36        1,044.98        1,049.67
 Percent Withdrawn                                  9.27%           9.57%           9.53%
 New Segment Investment                        $  907.27       $  904.30       $  904.73
 New Segment Interim Value                     $  978.36       $  944.98       $  949.67
---------------------------------------------------------------------------------------------------



Definitions:
(1)   Amount withdrawn is net of applicable withdrawal charge

Percent Withdrawn is equal to Amount Withdrawn divided by Segment Interim Value

New Segment Investment is equal to the original Segment Investment ($1,000) multiplied by [1 - Percent Withdrawn]

New Segment Interim Value is equal to the calculated Segment Interim Value based on the new Segment Investment. It will also be equal to the Segment Interim Value multiplied by [1 - Percent Withdrawn]

III-7 APPENDIX III: SEGMENT INTERIM VALUE

Appendix IV: Index Publishers


--------------------------------------------------------------------------------
The Structured Investment Option of the Structured Capital Strategies(SM) contract tracks certain Securities Indices that are published by third parties. AXA Equitable uses these Securities Indices under license from the Indices' respective publishers. The following information about the Indices is included in this Prospectus in accordance with AXA Equitable's license agreements with the publishers of the Indices:

Standard & Poor's requires that the following disclaimer be included in this
Prospectus:

The Structured Capital Strategies(SM) contract is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") or its third party licensors. Neither S&P nor its third party licensors makes any representation or warranty, express or implied, to the owners of the Structured Capital Strategies(SM) contract or any member of the public regarding the advisability of investing in securities generally or in the Structured Capital Strategies(SM) contract particularly or the ability of the S&P 500 Price Return Index (the "Index") to track general stock market performance. S&P's and its third party licensor's only relationship to AXA Equitable is the licensing of certain trademarks and trade names of S&P and the third party licensors and of the Index which is determined, composed and calculated by S&P or its third party licensors without regard to AXA Equitable or the Structured Capital Strategies(SM) contract. S&P and its third party licensors have no obligation to take the needs of AXA Equitable or the owners of the Structured Capital Strategies(SM) contract into consideration in determining, composing or calculating the Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Structured Capital Strategies(SM) contract or the timing of the issuance or sale of the Structured Capital Strategies(SM) contract or in the determination or calculation of the equation by which the Structured Capital Strategies(SM) contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Structured Capital Strategies(SM) contract.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN.WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

The name "S&P 500 Price Return Index" is a trademark of Standard & Poor's and has been licensed for use by AXA Equitable.

Frank Russell Company requires that the following disclosure be included in this Prospectus:

The Structured Capital Strategies(SM) contract is not sponsored, endorsed, sold or promoted by Frank Russell Company ("Russell"). Russell makes no representation or warranty, express or implied, to the owners of the Structured Capital Strategies(SM) contract or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly or the ability of the Russell 2000 Price Return Index to track general stock market performance or a segment of the same. Russell's publication of the Russell 2000 Price Return Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000 Price Return Index is based. Russell's only relationship to AXA Equitable is the licensing of certain trademarks and trade names of Russell and of the Russell 2000 Price Return Index which is determined, composed and calculated by Russell without regard to AXA Equitable or the Structured Capital Strategies(SM) contract. Russell is not responsible for and has not reviewed the Structured Capital Strategies(SM) contract nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the the Structured Capital Strategies(SM) contract. Russell has no obligation or liability in connection with the administration, marketing or trading of the Structured Capital Strategies(SM) contract.

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL 2000 PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY AXA EQUITABLE, INVESTORS, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL 2000 PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL 2000 PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI Inc. requires that the following disclosure be included in this
Prospectus:

THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY [LICENSEE]. NONE OF THE MSCI


                                              APPENDIX IV: INDEX PUBLISHERS IV-1

PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.


IV-2 APPENDIX IV: INDEX PUBLISHERS

Appendix V: Segment Maturity Date and Segment Start Date examples

--------------------------------------------------------------------------------
The Segment Maturity Date for Segments maturing in a given month and the Segment Start Date for new Segments starting in that same month will always be scheduled to occur on the first two consecutive business days that are also Segment Business Days occurring after the 13th of a month. However, as described earlier in this Prospectus, the Segment Maturity Date and Segment Start Date may sometimes occur on later dates.

Set forth below are representative examples of how the Segment Maturity Date and Segment Start Date may be moved to a later date in a given month due to weekends and holidays, which are not Segment Business Days.

The first table below assumes that the 14th and/or 15th of the month falls on a weekend, and the following Monday and Tuesday are both Segment Business Days:


--------------------------------------------------------------------------------
                               THEN THE SEGMENT       AND THE SEGMENT
 IF THE 14TH IS A:             MATURITY DATE IS:      START DATE IS:
--------------------------------------------------------------------------------
Friday                         Friday the 14th        Monday the 17th
--------------------------------------------------------------------------------
Saturday                       Monday the 16th        Tuesday the 17th
--------------------------------------------------------------------------------
Sunday                         Monday the 15th        Tuesday the 16th
--------------------------------------------------------------------------------

The second table below assumes that the 14th or 15th of the month falls on a scheduled holiday and therefore, is not a Segment Business Day:


--------------------------------------------------------------------------------
IF A SCHEDULED HOLIDAY       THEN THE SEGMENT        AND THE SEGMENT
FALLS ON:                     MATURITY DATE IS:       START DATE IS:
--------------------------------------------------------------------------------
Monday the 14th               Tuesday the 15th        Wednesday the 16th
--------------------------------------------------------------------------------
Friday the 15th               Monday the 18th         Tuesday the 19th
--------------------------------------------------------------------------------


           APPENDIX V: SEGMENT MATURITY DATE AND SEGMENT START DATE EXAMPLES V-1

Appendix VI: Purchase considerations for defined benefit plans


--------------------------------------------------------------------------------
Defined benefit plan trusts may now invest pooled defined benefit plan assets in Structured Capital Strategies(SM).


POOLED DEFINED BENEFIT PLAN ASSETS

The defined benefit plans may invest assets attributable to the accrued benefits of plan participants in one contract. There is no requirement to apply for multiple Structured Capital Strategies(SM) contracts. Pooled defined benefit plan assets may be invested in Structured Capital Strategies(SM) contracts because the product has no optional benefits that need to be divided among participants.

Trustees who are considering the purchase of a Structured Capital Strategies(SM) contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant suitability issues in the purchase of a Structured Capital Strategies(SM) contract in a defined benefit plan. The contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the contract. Trustees should also consider that the plan trust must be designated as the beneficiary and that payment of death benefits from the contract must be in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate on a tax-deferred basis even if the plan is not funded by the Structured Capital Strategies(SM) contract or another annuity contract. Therefore, trusts should purchase a Structured Capital Strategies(SM) contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.


NON-QUALIFIED CONTRACT

Defined benefit plans must use Non-Qualified contracts to invest in Structured Capital Strategies(SM). There is no qualified plan contract endorsement available with Structured Capital Strategies(SM). The Plan and Trust, if properly qualified, contain the requisite provisions of the Internal Revenue Code to maintain their tax exempt status.


SPLIT FUNDING REQUIREMENT

The maximum percentage of the value of the plan's total assets that should be invested in a Structured Capital Strategies(SM) contract at any time is 80%. At least 20% of the plan's assets should be invested in one or more other funding vehicles to provide liquidity for the plan because Segments in the Structured Investment Option may not be mature at the time plan benefits become payable. The plan's fiduciaries are responsible for ensuring that the plan has enough liquidity to pay benefits when required and should discuss anticipated liquidity needs with the plan's actuary. Amounts must be withdrawn from the contract or the contract must be liquidated to pay benefits; benefits payable under the plan cannot be satisfied through a transfer of ownership of the NQ contract to any person or entity. Any withdrawal from the Structured Capital Strategies(SM) NQ contract to pay benefits, or to address plan overfunding, excess or mistaken contributions, any required minimum distribution requirement, or for any other plan or benefit purpose will be treated as a normal withdrawal for purposes of withdrawal charges and all other contractual provisions. The Structured Capital Strategies(SM) contract is merely a funding vehicle and is not "benefit friendly" like some products offered to qualified plan sponsors.


CONTRIBUTIONS

The Structured Capital Strategies(SM) contract will only accept transfer contributions from the other funding vehicles of the defined benefit plan trust. No contributions will be accepted directly from the employer sponsoring the plan. Checks written on accounts held in the name of the employer sponsoring the plan will not be accepted. Only one transfer contribution may be made per contract year.


PAYMENTS

AXA Equitable will only make payments to the defined benefit plan. Also, the plan will not be able to transfer ownership of the contract to an employee after the employee separates from service. All payments under the contract will be made to the defined benefit plan trust owner.


NO RECORDKEEPING

AXA Equitable will not perform or provide any plan recordkeeping services with respect to defined benefit plan assets invested in Structured Capital Strategies(SM) contracts. The plan's administrator will be solely responsible for performing or providing for all such services.



VI-1 APPENDIX VI: PURCHASE CONSIDERATIONS FOR DEFINED BENEFIT PLANS

Statement of additional information


--------------------------------------------------------------------------------
TABLE OF CONTENTS


                                                                            PAGE
Who is AXA Equitable?                                                          2
Unit Values                                                                    2
Custodian and independent registered public accounting firm                    2
Distribution of the contracts                                                  2
Financial statements                                                           2



HOW TO OBTAIN A STRUCTURED CAPITAL STRATEGIES(SM) STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49


Send this request form to:

     Retirement Service Solutions
     P.O. Box 1547
     Secaucus, NJ 07096-1547

--------------------------------------------------------------------------------

Please send me a Structured Capital Strategies(SM) Statement of Additional Information dated May 1, 2011.



--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                                                    State           Zip


                                                                          e13515

Structured Capital Strategies(SM)

A combination variable and index-linked deferred annuity contract

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2011


AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104

--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Structured Capital Strategies(SM) Prospectus, dated May 1, 2011. That Prospectus provides detailed information concerning the contract and the variable investment options and/or in one or more of the Segments comprising the Structured Investment Option. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 49. Definitions of special terms used in the SAI are found in the Prospectus.

A copy of the Prospectus is available free of charge by writing the processing office (Retirement Service Solutions - Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-889-3743 toll free, or by contacting your financial professional.



TABLE OF CONTENTS



Who is AXA Equitable?                                         2
Unit Values                                                   2
Custodian and Independent Registered Public Accounting Firm   2
Distribution of the Contracts                                 2
Financial statements                                          2



              Copyright 2011 AXA Equitable Life Insurance Company.
                              All rights reserved.
   Structured Capital Strategies(SM) is a service mark of AXA Equitable Life
                               Insurance Company.



                                                                          e13515

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: AXA Corporate Solutions Reinsurance Company ("AXA Corporate Solutions") and AXA Belgium SA. AXA holds its interest in AXA America Holdings, Inc. and AXA Corporate Solutions, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.


UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Structured Capital Strategies(SM).

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

                                      (a)
                                     -----  - c
                                      (b)
where:

(a) is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b) is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c) is the contract fee, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed a total of 0.003446% for Series B contracts and 0.001787% for Series ADV contracts. Your contract charges may be less.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account No. 49.


The financial statements of the Separate Account at December 31, 2010 and for each of the two years in the period ended December 31, 2010, and the consolidated financial statements of AXA Equitable at December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.


DISTRIBUTION OF THE CONTRACTS


Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Distributors, LLC, distribution fees of $399,625,078 in 2010, $429,091,474 in 2009 and $750,235,874 in 2008, as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49. Of these amounts, for each of these three years, AXA Distributors, LLC retained $10,963,063, $40,223,293 and $81,519,894, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2010, 2009 and 2008. AXA Equitable paid AXA Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49, $576,147,169 in 2010, $557,277,070 in 2009 and
$677,871,467 in 2008. Of these amounts, AXA Advisors retained $364,376,758, $306,063,542 and $356,304,358, respectively.



FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

The financial statements of Separate Account No. 49 list variable investment options not currently offered under this contract.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49
INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm....................FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2010.................FSA-3
   Statements of Operations for the Year Ended December 31, 2010..........FSA-51
   Statements of Changes in Net Assets for the Years Ended
    December 31, 2010 and 2009............................................FSA-72
   Notes to Financial Statements.........................................FSA-111


AXA EQUITABLE LIFE INSURANCE COMPANY


INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm......................F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2010 and 2009...................F-2
   Consolidated Statements of Earnings (Loss), Years Ended
    December 31, 2010, 2009 and 2008.........................................F-3
   Consolidated Statements of Equity, Years Ended December 31, 2010,
    2009 and 2008............................................................F-5
   Consolidated Statements of Comprehensive Income (Loss), Years Ended
   December 31, 2010, 2009 and 2008..........................................F-6
   Consolidated Statements of Cash Flows, Years Ended December 31, 2010,
    2009 and 2008............................................................F-7
   Notes to Consolidated Financial Statements................................F-9



                                     FSA-1
                                                                          e13344

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 49 of AXA Equitable Life Insurance Company:



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 49, as listed in Note 1 to such financial statements, at December 31, 2010, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2010 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 25, 2011

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010


                                                                        ALLIANCEBERNSTEIN VPS
                                                           ALL ASSET       BALANCED WEALTH
                                                          ALLOCATION*    STRATEGY PORTFOLIO
                                                         ------------- ----------------------
ASSETS:
Investments in shares of The Trusts, at fair value......  $1,739,921         $2,017,581
Receivable for The Trusts shares sold...................          68                 82
Receivable for policy-related transactions..............          --                 --
                                                          ----------         ----------
  Total assets..........................................   1,739,989          2,017,663
                                                          ----------         ----------
LIABILITIES:
Payable for The Trusts shares purchased.................          --                 --
Payable for policy-related transactions.................          68                 --
                                                          ----------         ----------
  Total liabilities.....................................          68                 --
                                                          ----------         ----------
NET ASSETS..............................................  $1,739,921         $2,017,663
                                                          ==========         ==========
NET ASSETS:
Accumulation Units......................................   1,727,806          2,017,663
Retained by AXA Equitable in Separate Account No. 49....      12,115                 --
                                                          ----------         ----------
TOTAL NET ASSETS........................................  $1,739,921         $2,017,663
                                                          ==========         ==========
Investments in shares of The Trusts, at cost............  $1,641,230         $1,934,837
The Trusts shares held
 Class A................................................      94,236                 --
 Class B................................................          --            177,292
 Class II...............................................          --                 --


                                                          ALLIANCEBERNSTEIN VPS   AMERICAN CENTURY   AMERICAN CENTURY
                                                           INTERNATIONAL GROWTH       VP LARGE          VP MID CAP
                                                                PORTFOLIO           COMPANY VALUE          VALUE
                                                         ----------------------- ------------------ ------------------
ASSETS:
Investments in shares of The Trusts, at fair value......        $1,620,695            $385,098          $2,654,000
Receivable for The Trusts shares sold...................                --                  16                  --
Receivable for policy-related transactions..............            76,195                  --               4,411
                                                                ----------            --------          ----------
  Total assets..........................................         1,696,890             385,114           2,658,411
                                                                ----------            --------          ----------
LIABILITIES:
Payable for The Trusts shares purchased.................            76,195                  --               4,411
Payable for policy-related transactions.................                --                   2                  --
                                                                ----------            --------          ----------
  Total liabilities.....................................            76,195                   2               4,411
                                                                ----------            --------          ----------
NET ASSETS..............................................        $1,620,695            $385,112          $2,654,000
                                                                ==========            ========          ==========
NET ASSETS:
Accumulation Units......................................         1,620,641             385,112           2,653,932
Retained by AXA Equitable in Separate Account No. 49....                54                  --                  68
                                                                ----------            --------          ----------
TOTAL NET ASSETS........................................        $1,620,695            $385,112          $2,654,000
                                                                ==========            ========          ==========
Investments in shares of The Trusts, at cost............        $1,494,748            $354,409          $2,425,464
The Trusts shares held
 Class A................................................                --                  --                  --
 Class B................................................            88,854                  --                  --
 Class II...............................................                --              40,881             187,695

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                            AXA AGGRESSIVE   AXA BALANCED   AXA CONSERVATIVE
                                                             ALLOCATION*       STRATEGY*       ALLOCATION*
                                                          ----------------- -------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value.......  $3,079,756,222    $508,823,895    $1,971,243,303
Receivable for The Trusts shares sold....................         479,531              --           801,593
Receivable for policy-related transactions...............              --       2,194,365                --
                                                           --------------    ------------    --------------
  Total assets...........................................   3,080,235,753     511,018,260     1,972,044,896
                                                           --------------    ------------    --------------
LIABILITIES:
Payable for The Trusts shares purchased..................              --       2,194,365                --
Payable for policy-related transactions..................         479,531              --           801,593
                                                           --------------    ------------    --------------
  Total liabilities......................................         479,531       2,194,365           801,593
                                                           --------------    ------------    --------------
NET ASSETS...............................................  $3,079,756,222    $508,823,895    $1,971,243,303
                                                           ==============    ============    ==============
NET ASSETS:
Accumulation Units.......................................   3,079,631,683     508,705,787     1,970,907,035
Retained by AXA Equitable in Separate Account No. 49.....         124,539         118,108           336,268
                                                           --------------    ------------    --------------
TOTAL NET ASSETS.........................................  $3,079,756,222    $508,823,895    $1,971,243,303
                                                           ==============    ============    ==============
Investments in shares of The Trusts, at cost.............  $3,446,628,034    $482,971,577    $1,960,537,946
The Trusts shares held
 Class A.................................................         782,885             927                --
 Class B.................................................     306,283,300      41,474,365       206,153,419


                                                           AXA CONSERVATIVE   AXA CONSERVATIVE   AXA CONSERVATIVE-PLUS
                                                           GROWTH STRATEGY*       STRATEGY*           ALLOCATION*
                                                          ------------------ ------------------ -----------------------
ASSETS:
Investments in shares of The Trusts, at fair value.......    $283,777,531       $166,454,589         $1,775,712,144
Receivable for The Trusts shares sold....................              --                 --              1,070,597
Receivable for policy-related transactions...............         270,032            678,956                     --
                                                             ------------       ------------         --------------
  Total assets...........................................     284,047,563        167,133,545          1,776,782,741
                                                             ------------       ------------         --------------
LIABILITIES:
Payable for The Trusts shares purchased..................         270,032            678,956                     --
Payable for policy-related transactions..................              --                 --              1,070,597
                                                             ------------       ------------         --------------
  Total liabilities......................................         270,032            678,956              1,070,597
                                                             ------------       ------------         --------------
NET ASSETS...............................................    $283,777,531       $166,454,589         $1,775,712,144
                                                             ============       ============         ==============
NET ASSETS:
Accumulation Units.......................................     283,664,722        166,345,111          1,775,691,547
Retained by AXA Equitable in Separate Account No. 49.....         112,809            109,478                 20,597
                                                             ------------       ------------         --------------
TOTAL NET ASSETS.........................................    $283,777,531       $166,454,589         $1,775,712,144
                                                             ============       ============         ==============
Investments in shares of The Trusts, at cost.............    $272,367,495       $163,672,009         $1,819,288,511
The Trusts shares held
 Class A.................................................              --                 --                     --
 Class B.................................................      23,653,669         14,847,562            184,609,620

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                AXA GROWTH      AXA MODERATE      AXA MODERATE
                                                                STRATEGY*       ALLOCATION*     GROWTH STRATEGY*
                                                             --------------- ----------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value..........  $571,911,092    $7,547,080,015     $1,269,281,092
Receivable for The Trusts shares sold.......................            --         3,532,358                 --
Receivable for policy-related transactions..................       951,757                --          3,279,156
                                                              ------------    --------------     --------------
  Total assets..............................................   572,862,849     7,550,612,373      1,272,560,248
                                                              ------------    --------------     --------------
LIABILITIES:
Payable for The Trusts shares purchased.....................       951,757                --          3,279,156
Payable for policy-related transactions.....................            --         3,532,358                 --
                                                              ------------    --------------     --------------
  Total liabilities.........................................       951,757         3,532,358          3,279,156
                                                              ------------    --------------     --------------
NET ASSETS..................................................  $571,911,092    $7,547,080,015     $1,269,281,092
                                                              ============    ==============     ==============
NET ASSETS:
Accumulation Units..........................................   571,787,520     7,546,931,082      1,269,197,892
Retained by AXA Equitable in Separate Account No. 49........       123,572           148,933             83,200
                                                              ------------    --------------     --------------
TOTAL NET ASSETS............................................  $571,911,092    $7,547,080,015     $1,269,281,092
                                                              ============    ==============     ==============
Investments in shares of The Trusts, at cost................  $527,060,443    $8,170,329,183     $1,193,794,885
The Trusts shares held
 Class A....................................................           893         1,063,445                 --
 Class B....................................................    43,741,744       563,326,596         98,398,293


                                                              AXA MODERATE-PLUS    AXA TACTICAL   AXA TACTICAL
                                                                 ALLOCATION*      MANAGER 2000*   MANAGER 400*
                                                             ------------------- --------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value..........   $10,993,409,025     $25,069,461    $22,646,483
Receivable for The Trusts shares sold.......................         1,191,294              --             --
Receivable for policy-related transactions..................                --          47,140         69,518
                                                               ---------------     -----------    -----------
  Total assets..............................................    10,994,600,319      25,116,601     22,716,001
                                                               ---------------     -----------    -----------
LIABILITIES:
Payable for The Trusts shares purchased.....................                --          47,140         69,518
Payable for policy-related transactions.....................         1,191,294              --             --
                                                               ---------------     -----------    -----------
  Total liabilities.........................................         1,191,294          47,140         69,518
                                                               ---------------     -----------    -----------
NET ASSETS..................................................   $10,993,409,025     $25,069,461    $22,646,483
                                                               ===============     ===========    ===========
NET ASSETS:
Accumulation Units..........................................    10,993,090,219      24,898,455     22,474,567
Retained by AXA Equitable in Separate Account No. 49........           318,806         171,006        171,916
                                                               ---------------     -----------    -----------
TOTAL NET ASSETS............................................   $10,993,409,025     $25,069,461    $22,646,483
                                                               ===============     ===========    ===========
Investments in shares of The Trusts, at cost................   $12,650,610,542     $22,144,687    $20,182,712
The Trusts shares held
 Class A....................................................         1,515,826          10,360         10,340
 Class B....................................................     1,059,614,606       1,635,643      1,466,522

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                          AXA TACTICAL        BLACKROCK
                                                          AXA TACTICAL       MANAGER      GLOBAL ALLOCATION
                                                          MANAGER 500*   INTERNATIONAL*       V.I. FUND
                                                         -------------- ---------------- -------------------
ASSETS:
Investments in shares of The Trusts, at fair value......  $51,550,260      $42,768,360       $20,063,449
Receivable for The Trusts shares sold...................           --               --                --
Receivable for policy-related transactions..............       97,502           83,952           140,549
                                                          -----------      -----------       -----------
  Total assets..........................................   51,647,762       42,852,312        20,203,998
                                                          -----------      -----------       -----------
Liabilities:
Payable for The Trusts shares purchased.................       97,502           83,952           140,549
Payable for policy-related transactions.................           --               --                --
                                                          -----------      -----------       -----------
  Total liabilities.....................................       97,502           83,952           140,549
                                                          -----------      -----------       -----------
NET ASSETS..............................................  $51,550,260      $42,768,360       $20,063,449
                                                          ===========      ===========       ===========
NET ASSETS:
Accumulation Units......................................   51,398,587       42,628,384        20,063,150
Retained by AXA Equitable in Separate Account No. 49....      151,673          139,976               299
                                                          -----------      -----------       -----------
TOTAL NET ASSETS........................................  $51,550,260      $42,768,360       $20,063,449
                                                          ===========      ===========       ===========
Investments in shares of The Trusts, at cost............  $47,468,140      $39,430,218       $18,834,607
The Trusts shares held
 Class A................................................       10,299           10,259                --
 Class B................................................    3,755,162        3,352,720                --
 Class III..............................................           --               --         1,384,641


                                                              BLACKROCK
                                                          LARGE CAP GROWTH   EQ/ALLIANCEBERNSTEIN   EQ/ALLIANCEBERNSTEIN
                                                              V.I. FUND         INTERNATIONAL*       SMALL CAP GROWTH*
                                                         ------------------ ---------------------- ---------------------
ASSETS:
Investments in shares of The Trusts, at fair value......     $1,845,601          $664,656,308           $464,410,381
Receivable for The Trusts shares sold...................             --                    --                     --
Receivable for policy-related transactions..............          3,678               128,585                 28,542
                                                             ----------          ------------           ------------
  Total assets..........................................      1,849,279           664,784,893            464,438,923
                                                             ----------          ------------           ------------
LIABILITIES:
Payable for The Trusts shares purchased.................          3,678               128,585                 23,952
Payable for policy-related transactions.................             --                    --                     --
                                                             ----------          ------------           ------------
  Total liabilities.....................................          3,678               128,585                 23,952
                                                             ----------          ------------           ------------
NET ASSETS..............................................     $1,845,601          $664,656,308           $464,414,971
                                                             ==========          ============           ============
NET ASSETS:
Accumulation Units......................................      1,845,394           664,624,418            464,414,971
Retained by AXA Equitable in Separate Account No. 49....            207                31,890                     --
                                                             ----------          ------------           ------------
TOTAL NET ASSETS........................................     $1,845,601          $664,656,308           $464,414,971
                                                             ==========          ============           ============
Investments in shares of The Trusts, at cost............     $1,671,384          $924,856,070           $410,183,736
The Trusts shares held
 Class A................................................             --               123,550                144,509
 Class B................................................             --            78,396,889             29,179,004
 Class III..............................................        170,731                    --                     --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                              EQ/AXA FRANKLIN  EQ/BLACKROCK    EQ/BLACKROCK
                                                                 SMALL CAP      BASIC VALUE   INTERNATIONAL
                                                                VALUE CORE*       EQUITY*         VALUE*
                                                             ---------------- -------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..........   $134,741,569    $860,552,937   $740,631,093
Receivable for The Trusts shares sold.......................         81,821              --             --
Receivable for policy-related transactions..................             --         428,341        108,744
                                                               ------------    ------------   ------------
  Total assets..............................................    134,823,390     860,981,278    740,739,837
                                                               ------------    ------------   ------------
LIABILITIES:
Payable for The Trusts shares purchased.....................             --         428,341         96,473
Payable for policy-related transactions.....................         81,821              --             --
                                                               ------------    ------------   ------------
  Total liabilities.........................................         81,821         428,341         96,473
                                                               ------------    ------------   ------------
NET ASSETS..................................................   $134,741,569    $860,552,937   $740,643,364
                                                               ============    ============   ============
NET ASSETS:
Accumulation Units..........................................    134,629,834     860,516,473    740,643,364
Retained by AXA Equitable in Separate Account No. 49........        111,735          36,464             --
                                                               ------------    ------------   ------------
TOTAL NET ASSETS............................................   $134,741,569    $860,552,937   $740,643,364
                                                               ============    ============   ============
Investments in shares of The Trusts, at cost................   $103,971,417    $857,956,172   $852,008,669
The Trusts shares held
 Class A....................................................        138,819         900,887        258,919
 Class B....................................................     13,036,121      61,983,388     63,016,066


                                                              EQ/BOSTON ADVISORS   EQ/CALVERT SOCIALLY      EQ/CAPITAL
                                                                EQUITY INCOME*         RESPONSIBLE*      GUARDIAN GROWTH*
                                                             -------------------- --------------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value..........     $215,429,676          $46,907,835         $338,965,958
Receivable for The Trusts shares sold.......................               --                   --                   --
Receivable for policy-related transactions..................           63,283               35,136              113,477
                                                                 ------------          -----------         ------------
  Total assets..............................................      215,492,959           46,942,971          339,079,435
                                                                 ------------          -----------         ------------
LIABILITIES:
Payable for The Trusts shares purchased.....................           63,283               35,136              113,477
Payable for policy-related transactions.....................               --                   --                   --
                                                                 ------------          -----------         ------------
  Total liabilities.........................................           63,283               35,136              113,477
                                                                 ------------          -----------         ------------
NET ASSETS..................................................     $215,429,676          $46,907,835         $338,965,958
                                                                 ============          ===========         ============
NET ASSETS:
Accumulation Units..........................................      215,424,415           46,878,723          338,893,178
Retained by AXA Equitable in Separate Account No. 49........            5,261               29,112               72,780
                                                                 ------------          -----------         ------------
TOTAL NET ASSETS............................................     $215,429,676          $46,907,835         $338,965,958
                                                                 ============          ===========         ============
Investments in shares of The Trusts, at cost................     $205,498,381          $48,239,303         $341,058,293
The Trusts shares held
 Class A....................................................          169,260                   --               66,238
 Class B....................................................       40,715,293            6,521,305           25,711,085

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                  EQ/CAPITAL         EQ/COMMON        EQ/CORE
                                                              GUARDIAN RESEARCH*   STOCK INDEX*     BOND INDEX*
                                                             -------------------- -------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value..........     $905,290,541      $804,897,564   $1,103,062,951
Receivable for The Trusts shares sold.......................           45,150            23,833          170,659
Receivable for policy-related transactions..................               --                --               --
                                                                 ------------      ------------   --------------
  Total assets..............................................      905,335,691       804,921,397    1,103,233,610
                                                                 ------------      ------------   --------------
LIABILITIES:
Payable for The Trusts shares purchased.....................               --                --               --
Payable for policy-related transactions.....................           45,150            23,833          170,659
                                                                 ------------      ------------   --------------
  Total liabilities.........................................           45,150            23,833          170,659
                                                                 ------------      ------------   --------------
NET ASSETS..................................................     $905,290,541      $804,897,564   $1,103,062,951
                                                                 ============      ============   ==============
NET ASSETS:
Accumulation Units..........................................      905,191,312       804,868,002    1,102,808,517
Retained by AXA Equitable in Separate Account No. 49........           99,229            29,562          254,434
                                                                 ------------      ------------   --------------
TOTAL NET ASSETS............................................     $905,290,541      $804,897,564   $1,103,062,951
                                                                 ============      ============   ==============
Investments in shares of The Trusts, at cost................     $963,311,014      $852,787,042   $1,163,656,658
The Trusts shares held
 Class A....................................................           49,571            68,656               --
 Class B....................................................       74,423,211        50,280,867      113,444,440


                                                               EQ/DAVIS NEW      EQ/EQUITY         EQ/EQUITY
                                                              YORK VENTURE*      500 INDEX*       GROWTH PLUS*
                                                             --------------- ----------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value..........  $361,365,590    $1,255,796,816    $1,288,166,519
Receivable for The Trusts shares sold.......................       106,275                --           111,152
Receivable for policy-related transactions..................            --           141,187                --
                                                              ------------    --------------    --------------
  Total assets..............................................   361,471,865     1,255,938,003     1,288,277,671
                                                              ------------    --------------    --------------
LIABILITIES:
Payable for The Trusts shares purchased.....................            --           141,187                --
Payable for policy-related transactions.....................       106,275                --           118,599
                                                              ------------    --------------    --------------
  Total liabilities.........................................       106,275           141,187           118,599
                                                              ------------    --------------    --------------
NET ASSETS..................................................  $361,365,590    $1,255,796,816    $1,288,159,072
                                                              ============    ==============    ==============
NET ASSETS:
Accumulation Units..........................................   361,247,550     1,255,738,038     1,288,090,645
Retained by AXA Equitable in Separate Account No. 49........       118,040            58,778            68,427
                                                              ------------    --------------    --------------
TOTAL NET ASSETS............................................  $361,365,590    $1,255,796,816    $1,288,159,072
                                                              ============    ==============    ==============
Investments in shares of The Trusts, at cost................  $337,074,291    $1,227,388,723    $1,308,183,403
The Trusts shares held
 Class A....................................................       406,564           264,723                --
 Class B....................................................    36,711,241        57,253,865        86,197,217

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                            EQ/FRANKLIN         EQ/FRANKLIN        EQ/GAMCO MERGERS &
                                                          CORE BALANCED*   TEMPLETON ALLOCATION*      ACQUISITIONS*
                                                         ---------------- ----------------------- --------------------
ASSETS:
Investments in shares of The Trusts, at fair value......   $546,123,131        $1,378,300,270         $181,486,132
Receivable for The Trusts shares sold...................        109,995                    --              276,769
Receivable for policy-related transactions..............             --                54,420                   --
                                                           ------------        --------------         ------------
  Total assets..........................................    546,233,126         1,378,354,690          181,762,901
                                                           ------------        --------------         ------------
LIABILITIES:
Payable for The Trusts shares purchased.................             --                54,420                   --
Payable for policy-related transactions.................        109,995                    --              276,769
                                                           ------------        --------------         ------------
  Total liabilities.....................................        109,995                54,420              276,769
                                                           ------------        --------------         ------------
NET ASSETS..............................................   $546,123,131        $1,378,300,270         $181,486,132
                                                           ============        ==============         ============
NET ASSETS:
Accumulation Units......................................    545,896,208         1,378,222,527          181,401,268
Retained by AXA Equitable in Separate Account No. 49....        226,923                77,743               84,864
                                                           ------------        --------------         ------------
TOTAL NET ASSETS........................................   $546,123,131        $1,378,300,270         $181,486,132
                                                           ============        ==============         ============
Investments in shares of The Trusts, at cost............   $541,557,077        $1,411,456,902         $171,608,454
The Trusts shares held
 Class A................................................         82,004                69,697              143,653
 Class B................................................     63,652,585           176,825,652           14,412,782


                                                          EQ/GAMCO SMALL     EQ/GLOBAL          EQ/GLOBAL
                                                          COMPANY VALUE*     BOND PLUS*    MULTI-SECTOR EQUITY*
                                                         ---------------- --------------- ---------------------
ASSETS:
Investments in shares of The Trusts, at fair value......   $872,302,060    $474,583,744       $1,136,406,800
Receivable for The Trusts shares sold...................             --         274,778              132,090
Receivable for policy-related transactions..............      1,061,721              --                   --
                                                           ------------    ------------       --------------
  Total assets..........................................    873,363,781     474,858,522        1,136,538,890
                                                           ------------    ------------       --------------
LIABILITIES:
Payable for The Trusts shares purchased.................      1,061,721              --                   --
Payable for policy-related transactions.................             --         379,095              132,090
                                                           ------------    ------------       --------------
  Total liabilities.....................................      1,061,721         379,095              132,090
                                                           ------------    ------------       --------------
NET ASSETS..............................................   $872,302,060    $474,479,427       $1,136,406,800
                                                           ============    ============       ==============
NET ASSETS:
Accumulation Units......................................    872,219,583     474,454,680        1,136,390,785
Retained by AXA Equitable in Separate Account No. 49....         82,477          24,747               16,015
                                                           ------------    ------------       --------------
TOTAL NET ASSETS........................................   $872,302,060    $474,479,427       $1,136,406,800
                                                           ============    ============       ==============
Investments in shares of The Trusts, at cost............   $646,922,769    $483,598,148       $1,203,738,797
The Trusts shares held
 Class A................................................        438,821         144,509              156,247
 Class B................................................     21,874,831      47,543,759           90,958,319

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                          EQ/INTERMEDIATE
                                                            GOVERNMENT     EQ/INTERNATIONAL
                                                            BOND INDEX*       CORE PLUS*      EQ/INTERNATIONAL ETF*
                                                         ---------------- ------------------ -----------------------
ASSETS:
Investments in shares of The Trusts, at fair value......   $391,665,216      $786,848,640           $3,466,280
Receivable for The Trusts shares sold...................        854,156           147,320                   51
Receivable for policy-related transactions..............             --                --                   --
                                                           ------------      ------------           ----------
  Total assets..........................................    392,519,372       786,995,960            3,466,331
                                                           ------------      ------------           ----------
LIABILITIES:
Payable for The Trusts shares purchased.................             --                --                   --
Payable for policy-related transactions.................        854,156           147,320                   51
                                                           ------------      ------------           ----------
  Total liabilities.....................................        854,156           147,320                   51
                                                           ------------      ------------           ----------
NET ASSETS..............................................   $391,665,216      $786,848,640           $3,466,280
                                                           ============      ============           ==========
NET ASSETS:
Accumulation Units......................................    391,600,696       786,843,655            1,330,257
Retained by AXA Equitable in Separate Account No. 49....         64,520             4,985            2,136,023
                                                           ------------      ------------           ----------
TOTAL NET ASSETS........................................   $391,665,216      $786,848,640           $3,466,280
                                                           ============      ============           ==========
Investments in shares of The Trusts, at cost............   $393,266,546      $890,253,765           $4,033,532
The Trusts shares held
 Class A................................................             --           213,591              336,361
 Class B................................................     39,879,015        81,602,918              148,277


                                                          EQ/INTERNATIONAL        EQ/JPMORGAN         EQ/LARGE CAP
                                                               GROWTH*       VALUE OPPORTUNITIES*      CORE PLUS*
                                                         ------------------ ----------------------  ---------------
ASSETS:
Investments in shares of The Trusts, at fair value......    $378,499,268         $281,296,552        $158,869,799
Receivable for The Trusts shares sold...................              --                   --                  --
Receivable for policy-related transactions..............         286,168              187,275              15,302
                                                            ------------         ------------        ------------
  Total assets..........................................     378,785,436          281,483,827         158,885,101
                                                            ------------         ------------        ------------
LIABILITIES:
Payable for The Trusts shares purchased.................         286,168              187,275              15,302
Payable for policy-related transactions.................              --                   --                  --
                                                            ------------         ------------        ------------
  Total liabilities.....................................         286,168              187,275              15,302
                                                            ------------         ------------        ------------
NET ASSETS..............................................    $378,499,268         $281,296,552        $158,869,799
                                                            ============         ============        ============
NET ASSETS:
Accumulation Units......................................     378,367,918          281,252,298         158,845,645
Retained by AXA Equitable in Separate Account No. 49....         131,350               44,254              24,154
                                                            ------------         ------------        ------------
TOTAL NET ASSETS........................................    $378,499,268         $281,296,552        $158,869,799
                                                            ============         ============        ============
Investments in shares of The Trusts, at cost............    $327,997,992         $309,352,654        $176,631,279
The Trusts shares held
 Class A................................................         242,628              189,572                  --
 Class B................................................      57,992,547           28,528,938          22,006,869

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                               EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP
                                                              GROWTH INDEX*   GROWTH PLUS*   VALUE INDEX*
                                                             --------------- -------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value..........  $334,425,287    $262,049,451   $120,935,629
Receivable for The Trusts shares sold.......................       129,748          62,205         21,887
Receivable for policy-related transactions..................            --              --             --
                                                              ------------    ------------   ------------
  Total assets..............................................   334,555,035     262,111,656    120,957,516
                                                              ------------    ------------   ------------
LIABILITIES:
Payable for The Trusts shares purchased.....................            --              --             --
Payable for policy-related transactions.....................       129,748          62,205         21,887
                                                              ------------    ------------   ------------
  Total liabilities.........................................       129,748          62,205         21,887
                                                              ------------    ------------   ------------
NET ASSETS..................................................  $334,425,287    $262,049,451   $120,935,629
                                                              ============    ============   ============
NET ASSETS:
Accumulation Units..........................................   334,405,707     262,017,410    119,066,750
Retained by AXA Equitable in Separate Account No. 49........        19,580          32,041      1,868,879
                                                              ------------    ------------   ------------
TOTAL NET ASSETS............................................  $334,425,287    $262,049,451   $120,935,629
                                                              ============    ============   ============
Investments in shares of The Trusts, at cost................  $277,552,698    $235,763,167   $144,459,665
The Trusts shares held
 Class A....................................................       211,594          53,488        191,961
 Class B....................................................    38,872,195      15,692,411     22,842,314


                                                                EQ/LARGE CAP      EQ/LORD ABBETT     EQ/LORD ABBETT
                                                                VALUE PLUS*     GROWTH AND INCOME*   LARGE CAP CORE*
                                                             ----------------- -------------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..........  $1,168,874,647       $158,550,041       $191,944,843
Receivable for The Trusts shares sold.......................         284,211                 --                 --
Receivable for policy-related transactions..................              --            160,241            117,737
                                                              --------------       ------------       ------------
  Total assets..............................................   1,169,158,858        158,710,282        192,062,580
                                                              --------------       ------------       ------------
LIABILITIES:
Payable for The Trusts shares purchased.....................              --            160,241            117,737
Payable for policy-related transactions.....................         284,211                 --                 --
                                                              --------------       ------------       ------------
  Total liabilities.........................................         284,211            160,241            117,737
                                                              --------------       ------------       ------------
NET ASSETS..................................................  $1,168,874,647       $158,550,041       $191,944,843
                                                              ==============       ============       ============
NET ASSETS:
Accumulation Units..........................................   1,168,767,148        158,530,664        191,760,969
Retained by AXA Equitable in Separate Account No. 49........         107,499             19,377            183,874
                                                              --------------       ------------       ------------
TOTAL NET ASSETS............................................  $1,168,874,647       $158,550,041       $191,944,843
                                                              ==============       ============       ============
Investments in shares of The Trusts, at cost................  $1,635,838,574       $148,047,565       $155,118,266
The Trusts shares held
 Class A....................................................         113,925                 --              1,864
 Class B....................................................     114,851,431         15,323,954         15,859,044

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                EQ/MID CAP       EQ/MID CAP
                                                                  INDEX*        VALUE PLUS*     EQ/MONEY MARKET*
                                                             --------------- ----------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value..........  $734,537,266    $1,137,023,786      $674,962,535
Receivable for The Trusts shares sold.......................            --           244,537                --
Receivable for policy-related transactions..................       593,410                --         1,610,308
                                                              ------------    --------------      ------------
  Total assets..............................................   735,130,676     1,137,268,323       676,572,843
                                                              ------------    --------------      ------------
LIABILITIES:
Payable for The Trusts shares purchased.....................       573,745                --         1,610,308
Payable for policy-related transactions.....................            --           244,537                --
                                                              ------------    --------------      ------------
  Total liabilities.........................................       573,745           244,537         1,610,308
                                                              ------------    --------------      ------------
NET ASSETS..................................................  $734,556,931    $1,137,023,786      $674,962,535
                                                              ============    ==============      ============
NET ASSETS:
Accumulation Units..........................................   734,556,931     1,136,743,598       674,902,511
Retained by AXA Equitable in Separate Account No. 49........            --           280,188            60,024
                                                              ------------    --------------      ------------
TOTAL NET ASSETS............................................  $734,556,931    $1,137,023,786      $674,962,535
                                                              ============    ==============      ============
Investments in shares of The Trusts, at cost................  $798,354,070    $1,181,412,932      $674,937,599
The Trusts shares held
 Class A....................................................       287,061            31,969        21,426,403
 Class B....................................................    88,125,930       114,150,552       653,453,513


                                                                 EQ/MONTAG &     EQ/MORGAN STANLEY   EQ/MUTUAL LARGE
                                                              CALDWELL GROWTH*    MID CAP GROWTH*      CAP EQUITY*
                                                             ------------------ ------------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value..........    $174,190,074        $614,424,419       $231,049,778
Receivable for The Trusts shares sold.......................          74,762           2,310,581                 --
Receivable for policy-related transactions..................              --                  --                660
                                                                ------------        ------------       ------------
  Total assets..............................................     174,264,836         616,735,000        231,050,438
                                                                ------------        ------------       ------------
LIABILITIES:
Payable for The Trusts shares purchased.....................              --                  --                660
Payable for policy-related transactions.....................          74,762           2,310,581                 --
                                                                ------------        ------------       ------------
  Total liabilities.........................................          74,762           2,310,581                660
                                                                ------------        ------------       ------------
NET ASSETS..................................................    $174,190,074        $614,424,419       $231,049,778
                                                                ============        ============       ============
NET ASSETS:
Accumulation Units..........................................     174,181,158         614,420,685        230,795,973
Retained by AXA Equitable in Separate Account No. 49........           8,916               3,734            253,805
                                                                ------------        ------------       ------------
TOTAL NET ASSETS............................................    $174,190,074        $614,424,419       $231,049,778
                                                                ============        ============       ============
Investments in shares of The Trusts, at cost................    $148,216,355        $472,134,133       $250,775,962
The Trusts shares held
 Class A....................................................         823,395             351,819             76,512
 Class B....................................................      27,628,301          35,453,688         26,162,798

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                              EQ/OPPENHEIMER  EQ/PIMCO ULTRA     EQ/QUALITY
                                                                 GLOBAL*        SHORT BOND*      BOND PLUS*
                                                             --------------- ---------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..........  $245,178,138    $1,294,765,559   $565,295,738
Receivable for The Trusts shares sold.......................            --                --         87,920
Receivable for policy-related transactions..................       758,642           283,113             --
                                                              ------------    --------------   ------------
  Total assets..............................................   245,936,780     1,295,048,672    565,383,658
                                                              ------------    --------------   ------------
LIABILITIES:
Payable for The Trusts shares purchased.....................       758,642           283,113             --
Payable for policy-related transactions.....................            --                --         87,920
                                                              ------------    --------------   ------------
  Total liabilities.........................................       758,642           283,113         87,920
                                                              ------------    --------------   ------------
NET ASSETS..................................................  $245,178,138    $1,294,765,559   $565,295,738
                                                              ============    ==============   ============
NET ASSETS:
Accumulation Units..........................................   245,004,886     1,294,508,624    565,217,360
Retained by AXA Equitable in Separate Account No. 49........       173,252           256,935         78,378
                                                              ------------    --------------   ------------
TOTAL NET ASSETS............................................  $245,178,138    $1,294,765,559   $565,295,738
                                                              ============    ==============   ============
Investments in shares of The Trusts, at cost................  $211,916,298    $1,308,968,283   $604,224,794
The Trusts shares held
 Class A....................................................       296,790         1,348,743             --
 Class B....................................................    22,925,196       128,695,696     66,396,725


                                                                 EQ/SMALL      EQ/T. ROWE PRICE    EQ/TEMPLETON
                                                              COMPANY INDEX*     GROWTH STOCK*    GLOBAL EQUITY*
                                                             ---------------- ------------------ ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..........   $508,784,233      $402,261,538     $194,226,931
Receivable for The Trusts shares sold.......................        189,915                --               --
Receivable for policy-related transactions..................             --            54,595           88,811
                                                               ------------      ------------     ------------
  Total assets..............................................    508,974,148       402,316,133      194,315,742
                                                               ------------      ------------     ------------
LIABILITIES:
Payable for The Trusts shares purchased.....................             --            54,595           88,811
Payable for policy-related transactions.....................        189,915                --               --
                                                               ------------      ------------     ------------
  Total liabilities.........................................        189,915            54,595           88,811
                                                               ------------      ------------     ------------
NET ASSETS..................................................   $508,784,233      $402,261,538     $194,226,931
                                                               ============      ============     ============
NET ASSETS:
Accumulation Units..........................................    508,762,832       402,244,342      194,219,899
Retained by AXA Equitable in Separate Account No. 49........         21,401            17,196            7,032
                                                               ------------      ------------     ------------
TOTAL NET ASSETS............................................   $508,784,233      $402,261,538     $194,226,931
                                                               ============      ============     ============
Investments in shares of The Trusts, at cost................   $441,019,396      $352,478,241     $208,611,761
The Trusts shares held
 Class A....................................................        245,375           254,484          108,978
 Class B....................................................     48,115,691        19,298,707       22,375,544

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                                EQ/WELLS FARGO
                                                              EQ/UBS GROWTH &   EQ/VAN KAMPEN     ADVANTAGE
                                                                  INCOME*         COMSTOCK*     OMEGA GROWTH*
                                                             ----------------- --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..........    $70,027,353     $238,921,317    $413,264,821
Receivable for The Trusts shares sold.......................             --               --              --
Receivable for policy-related transactions..................        135,121          127,235         769,674
                                                                -----------     ------------    ------------
  Total assets..............................................     70,162,474      239,048,552     414,034,495
                                                                -----------     ------------    ------------
LIABILITIES:
Payable for The Trusts shares purchased.....................        135,121          127,235         769,674
Payable for policy-related transactions.....................             --               --              --
                                                                -----------     ------------    ------------
  Total liabilities.........................................        135,121          127,235         769,674
                                                                -----------     ------------    ------------
NET ASSETS..................................................    $70,027,353     $238,921,317    $413,264,821
                                                                ===========     ============    ============
NET ASSETS:
Accumulation Units..........................................     70,007,469      238,917,343     413,229,553
Retained by AXA Equitable in Separate Account No. 49........         19,884            3,974          35,268
                                                                -----------     ------------    ------------
TOTAL NET ASSETS............................................    $70,027,353     $238,921,317    $413,264,821
                                                                ===========     ============    ============
Investments in shares of The Trusts, at cost................    $65,553,547     $244,521,226    $335,188,882
The Trusts shares held
 Class A....................................................             --          101,528              --
 Class B....................................................     11,763,742       24,902,399      40,217,961
 Service Class 2............................................             --               --              --


                                                               FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP
                                                               ASSET MANAGER:     CONTRAFUND(R)        MID CAP
                                                              GROWTH PORTFOLIO      PORTFOLIO         PORTFOLIO
                                                             ------------------ ----------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value..........      $772,527         $12,597,028        $5,388,840
Receivable for The Trusts shares sold.......................            33                  --                --
Receivable for policy-related transactions..................            --             127,491            40,312
                                                                  --------         -----------        ----------
  Total assets..............................................       772,560          12,724,519         5,429,152
                                                                  --------         -----------        ----------
LIABILITIES:
Payable for The Trusts shares purchased.....................            --             127,491            40,312
Payable for policy-related transactions.....................            --                  --                --
                                                                  --------         -----------        ----------
  Total liabilities.........................................            --             127,491            40,312
                                                                  --------         -----------        ----------
NET ASSETS..................................................      $772,560         $12,597,028        $5,388,840
                                                                  ========         ===========        ==========
NET ASSETS:
Accumulation Units..........................................       772,560          12,580,412         5,377,102
Retained by AXA Equitable in Separate Account No. 49........            --              16,616            11,738
                                                                  --------         -----------        ----------
TOTAL NET ASSETS............................................      $772,560         $12,597,028        $5,388,840
                                                                  ========         ===========        ==========
Investments in shares of The Trusts, at cost................      $715,977         $11,292,038        $4,868,899
The Trusts shares held
 Class A....................................................            --                  --                --
 Class B....................................................            --                  --                --
 Service Class 2............................................        53,797             536,272           167,720

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                              FIDELITY(R) VIP       FRANKLIN          FRANKLIN
                                                                 STRATEGIC           INCOME       STRATEGIC INCOME
                                                             INCOME PORTFOLIO   SECURITIES FUND    SECURITIES FUND
                                                            ------------------ ----------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value.........     $6,870,625         $3,814,994        $4,906,181
Receivable for The Trusts shares sold......................             --                154                --
Receivable for policy-related transactions.................         32,072                 --            32,608
                                                                ----------         ----------        ----------
  Total assets.............................................      6,902,697          3,815,148         4,938,789
                                                                ----------         ----------        ----------
LIABILITIES:
Payable for The Trusts shares purchased....................         32,065                 --            32,608
Payable for policy-related transactions....................             --                154                --
                                                                ----------         ----------        ----------
  Total liabilities........................................         32,065                154            32,608
                                                                ----------         ----------        ----------
NET ASSETS.................................................     $6,870,632         $3,814,994        $4,906,181
                                                                ==========         ==========        ==========
NET ASSETS:
Accumulation Units.........................................      6,870,632          3,814,930         4,880,496
Retained by AXA Equitable in Separate Account No. 49.......             --                 64            25,685
                                                                ----------         ----------        ----------
TOTAL NET ASSETS...........................................     $6,870,632         $3,814,994        $4,906,181
                                                                ==========         ==========        ==========
Investments in shares of The Trusts, at cost...............     $7,089,395         $3,656,132        $4,792,735
The Trusts shares held
 Class 2...................................................             --            257,422           385,706
 Series II.................................................             --                 --                --
 Service Class 2...........................................        606,410                 --                --
 Service Shares............................................             --                 --                --


                                                             FRANKLIN TEMPLETON VIP   GOLDMAN SACHS   INVESCO V.I.
                                                                 FOUNDING FUNDS        VIT MID CAP      FINANCIAL
                                                                 ALLOCATION FUND        VALUE FUND    SERVICES FUND
                                                            ------------------------ --------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value.........        $1,103,186           $3,128,526      $639,431
Receivable for The Trusts shares sold......................                --                   --            --
Receivable for policy-related transactions.................            62,500               10,550        41,640
                                                                   ----------           ----------      --------
  Total assets.............................................         1,165,686            3,139,076       681,071
                                                                   ----------           ----------      --------
LIABILITIES:
Payable for The Trusts shares purchased....................            62,424               10,450        41,620
Payable for policy-related transactions....................                --                   --            --
                                                                   ----------           ----------      --------
  Total liabilities........................................            62,424               10,450        41,620
                                                                   ----------           ----------      --------
NET ASSETS.................................................        $1,103,262           $3,128,626      $639,451
                                                                   ==========           ==========      ========
NET ASSETS:
Accumulation Units.........................................         1,103,262            3,128,626       639,451
Retained by AXA Equitable in Separate Account No. 49.......                --                   --            --
                                                                   ----------           ----------      --------
TOTAL NET ASSETS...........................................        $1,103,262           $3,128,626      $639,451
                                                                   ==========           ==========      ========
Investments in shares of The Trusts, at cost...............        $1,048,757           $2,761,887      $598,282
The Trusts shares held
 Class 2...................................................           143,085                   --            --
 Series II.................................................                --                   --       115,005
 Service Class 2...........................................                --                   --            --
 Service Shares............................................                --              221,567            --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2010


                                                              INVESCO V.I.   INVESCO V.I.
                                                              GLOBAL REAL   INTERNATIONAL   INVESCO V.I.
                                                              ESTATE FUND    GROWTH FUND    LEISURE FUND
                                                             ------------- --------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value..........  $5,701,695      $4,164,286      $134,447
Receivable for The Trusts shares sold.......................          --              --             5
Receivable for policy-related transactions..................      48,902           6,066            --
                                                              ----------      ----------      --------
  Total assets..............................................   5,750,597       4,170,352       134,452
                                                              ----------      ----------      --------
LIABILITIES:
Payable for The Trusts shares purchased.....................      48,902           6,066            --
Payable for policy-related transactions.....................          --              --             5
                                                              ----------      ----------      --------
  Total liabilities.........................................      48,902           6,066             5
                                                              ----------      ----------      --------
NET ASSETS..................................................  $5,701,695      $4,164,286      $134,447
                                                              ==========      ==========      ========
NET ASSETS:
Accumulation Units..........................................   5,701,689       4,164,246       134,416
Retained by AXA Equitable in Separate Account No. 49........           6              40            31
                                                              ----------      ----------      --------
TOTAL NET ASSETS............................................  $5,701,695      $4,164,286      $134,447
                                                              ==========      ==========      ========
Investments in shares of The Trusts, at cost................  $5,402,149      $3,827,414      $122,390
The Trusts shares held
 Common Shares..............................................          --              --            --
 Series II..................................................     428,377         146,888        16,954


                                                              INVESCO V.I.   INVESCO V.I.   IVY FUNDS VIP
                                                              MID CAP CORE     SMALL CAP       DIVIDEND
                                                               EQUITY FUND    EQUITY FUND   OPPORTUNITIES
                                                             -------------- -------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..........   $1,432,799      $950,376       $4,398,788
Receivable for The Trusts shares sold.......................           55            --               --
Receivable for policy-related transactions..................           --           292           27,037
                                                               ----------      --------       ----------
  Total assets..............................................    1,432,854       950,668        4,425,825
                                                               ----------      --------       ----------
LIABILITIES:
Payable for The Trusts shares purchased.....................           --           292           27,037
Payable for policy-related transactions.....................           55            --               --
                                                               ----------      --------       ----------
  Total liabilities.........................................           55           292           27,037
                                                               ----------      --------       ----------
NET ASSETS..................................................   $1,432,799      $950,376       $4,398,788
                                                               ==========      ========       ==========
NET ASSETS:
Accumulation Units..........................................    1,432,728       950,303        4,398,743
Retained by AXA Equitable in Separate Account No. 49........           71            73               45
                                                               ----------      --------       ----------
TOTAL NET ASSETS............................................   $1,432,799      $950,376       $4,398,788
                                                               ==========      ========       ==========
Investments in shares of The Trusts, at cost................   $1,314,731      $809,244       $3,887,208
The Trusts shares held
 Common Shares..............................................           --            --          641,279
 Series II..................................................      116,677        58,413               --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                               IVY FUNDS VIP
                                                              IVY FUNDS VIP   GLOBAL NATURAL   IVY FUNDS VIP
                                                                  ENERGY         RESOURCES      HIGH INCOME
                                                             --------------- ---------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..........    $2,845,706      $5,016,184       $9,074,155
Receivable for The Trusts shares sold.......................            --              --               --
Receivable for policy-related transactions..................         8,486          39,830           93,272
                                                                ----------      ----------       ----------
  Total assets..............................................     2,854,192       5,056,014        9,167,427
                                                                ----------      ----------       ----------
LIABILITIES:
Payable for The Trusts shares purchased.....................         8,444          39,830           93,272
Payable for policy-related transactions.....................            --              --               --
                                                                ----------      ----------       ----------
  Total liabilities.........................................         8,444          39,830           93,272
                                                                ----------      ----------       ----------
NET ASSETS..................................................    $2,845,748      $5,016,184       $9,074,155
                                                                ==========      ==========       ==========
NET ASSETS:
Accumulation Units..........................................     2,845,748       5,015,197        9,066,129
Retained by AXA Equitable in Separate Account No. 49........            --             987            8,026
                                                                ----------      ----------       ----------
TOTAL NET ASSETS............................................    $2,845,748      $5,016,184       $9,074,155
                                                                ==========      ==========       ==========
Investments in shares of The Trusts, at cost................    $2,376,909      $4,192,539       $8,676,817
The Trusts shares held
 Common Shares..............................................       445,010         745,491        2,599,449


                                                                               IVY FUNDS VIP   IVY FUNDS VIP
                                                               IVY FUNDS VIP    SCIENCE AND      SMALL CAP
                                                              MID CAP GROWTH     TECHNOLOGY        GROWTH
                                                             ---------------- --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..........    $4,427,374       $2,680,413      $3,748,119
Receivable for The Trusts shares sold.......................            --           18,416              --
Receivable for policy-related transactions..................        10,443               --          14,801
                                                                ----------       ----------      ----------
  Total assets..............................................     4,437,817        2,698,829       3,762,920
                                                                ----------       ----------      ----------
LIABILITIES:
Payable for The Trusts shares purchased.....................        10,443               --          14,801
Payable for policy-related transactions.....................            --           18,350              --
                                                                ----------       ----------      ----------
  Total liabilities.........................................        10,443           18,350          14,801
                                                                ----------       ----------      ----------
NET ASSETS..................................................    $4,427,374       $2,680,479      $3,748,119
                                                                ==========       ==========      ==========
NET ASSETS:
Accumulation Units..........................................     4,427,366        2,680,479       3,742,176
Retained by AXA Equitable in Separate Account No. 49........             8               --           5,943
                                                                ----------       ----------      ----------
TOTAL NET ASSETS............................................    $4,427,374       $2,680,479      $3,748,119
                                                                ==========       ==========      ==========
Investments in shares of The Trusts, at cost................    $3,764,103       $2,454,362      $3,134,127
The Trusts shares held
 Common Shares..............................................       509,473          160,222         355,940

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                          LAZARD RETIREMENT
                                                          EMERGING MARKETS   MFS(R) INTERNATIONAL     MFS(R) INVESTORS
                                                          EQUITY PORTFOLIO      VALUE PORTFOLIO     GROWTH STOCK SERIES
                                                         ------------------ ---------------------- ---------------------
ASSETS:
Investments in shares of The Trusts, at fair value......     $13,136,593          $5,424,591             $1,874,108
Receivable for The Trusts shares sold...................              --                  --                     --
Receivable for policy-related transactions..............          26,729              26,350                 20,993
                                                             -----------          ----------             ----------
  Total assets..........................................      13,163,322           5,450,941              1,895,101
                                                             -----------          ----------             ----------
LIABILITIES:
Payable for The Trusts shares purchased.................          26,729              26,350                 20,920
Payable for policy-related transactions.................              --                  --                     --
                                                             -----------          ----------             ----------
  Total liabilities.....................................          26,729              26,350                 20,920
                                                             -----------          ----------             ----------
NET ASSETS..............................................     $13,136,593          $5,424,591             $1,874,181
                                                             ===========          ==========             ==========
NET ASSETS:
Accumulation Units......................................      13,132,603           5,419,323              1,874,180
Retained by AXA Equitable in Separate Account No. 49....           3,990               5,268                      1
                                                             -----------          ----------             ----------
TOTAL NET ASSETS........................................     $13,136,593          $5,424,591             $1,874,181
                                                             ===========          ==========             ==========
Investments in shares of The Trusts, at cost............     $11,992,164          $5,019,217             $1,681,832
The Trusts shares held
 Service Class..........................................              --             351,561                174,174
 Service Shares.........................................         563,077                  --                     --


                                                          MFS(R) INVESTORS   MFS(R) TECHNOLOGY   MFS(R) UTILITIES
                                                            TRUST SERIES         PORTFOLIO            SERIES
                                                         ------------------ ------------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value......     $1,249,006          $1,898,748         $1,648,420
Receivable for The Trusts shares sold...................             --                  --                 --
Receivable for policy-related transactions..............          1,960              21,560             47,249
                                                             ----------          ----------         ----------
  Total assets..........................................      1,250,966           1,920,308          1,695,669
                                                             ----------          ----------         ----------
LIABILITIES:
Payable for The Trusts shares purchased.................          1,960              21,488             47,193
Payable for policy-related transactions.................             --                  --                 --
                                                             ----------          ----------         ----------
  Total liabilities.....................................          1,960              21,488             47,193
                                                             ----------          ----------         ----------
NET ASSETS..............................................     $1,249,006          $1,898,820         $1,648,476
                                                             ==========          ==========         ==========
NET ASSETS:
Accumulation Units......................................      1,248,861           1,898,820          1,648,476
Retained by AXA Equitable in Separate Account No. 49....            145                  --                 --
                                                             ----------          ----------         ----------
TOTAL NET ASSETS........................................     $1,249,006          $1,898,820         $1,648,476
                                                             ==========          ==========         ==========
Investments in shares of The Trusts, at cost............     $1,139,137          $1,693,921         $1,496,597
The Trusts shares held
 Service Class..........................................         62,607             285,097             66,069
 Service Shares.........................................             --                  --                 --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                                      MULTIMANAGER
                                                                 MULTIMANAGER        MULTIMANAGER    INTERNATIONAL
                                                              AGGRESSIVE EQUITY*      CORE BOND*        EQUITY*
                                                             -------------------- ----------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..........     $579,538,936      $1,150,821,789    $445,015,038
Receivable for The Trusts shares sold.......................               --                  --              --
Receivable for policy-related transactions..................        1,120,918             511,619          20,308
                                                                 ------------      --------------    ------------
  Total assets..............................................      580,659,854       1,151,333,408     445,035,346
                                                                 ------------      --------------    ------------
LIABILITIES:
Payable for The Trusts shares purchased.....................        1,120,918             511,619          20,308
Payable for policy-related transactions.....................               --                  --              --
                                                                 ------------      --------------    ------------
  Total liabilities.........................................        1,120,918             511,619          20,308
                                                                 ------------      --------------    ------------
NET ASSETS..................................................     $579,538,936      $1,150,821,789    $445,015,038
                                                                 ============      ==============    ============
NET ASSETS:
Accumulation Units..........................................      579,329,964       1,150,810,316     445,001,076
Retained by AXA Equitable in Separate Account No. 49........          208,972              11,473          13,962
                                                                 ------------      --------------    ------------
TOTAL NET ASSETS............................................     $579,538,936      $1,150,821,789    $445,015,038
                                                                 ============      ==============    ============
Investments in shares of The Trusts, at cost................     $538,187,401      $1,134,013,195    $517,958,937
The Trusts shares held
 Class B....................................................       21,597,167         109,608,725      40,395,672


                                                              MULTIMANAGER
                                                                LARGE CAP      MULTIMANAGER      MULTIMANAGER
                                                              CORE EQUITY*   LARGE CAP VALUE*   MID CAP GROWTH*
                                                             -------------- ------------------ ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..........  $145,357,536     $390,156,882      $351,914,289
Receivable for The Trusts shares sold.......................            --           33,503           271,678
Receivable for policy-related transactions..................       109,338               --                --
                                                              ------------     ------------      ------------
  Total assets..............................................   145,466,874      390,190,385       352,185,967
                                                              ------------     ------------      ------------
LIABILITIES:
Payable for The Trusts shares purchased.....................       109,338               --                --
Payable for policy-related transactions.....................            --           31,789           267,191
                                                              ------------     ------------      ------------
  Total liabilities.........................................       109,338           31,789           267,191
                                                              ------------     ------------      ------------
NET ASSETS..................................................  $145,357,536     $390,158,596      $351,918,776
                                                              ============     ============      ============
NET ASSETS:
Accumulation Units..........................................   145,347,478      390,158,596       351,918,776
Retained by AXA Equitable in Separate Account No. 49........        10,058               --                --
                                                              ------------     ------------      ------------
TOTAL NET ASSETS............................................  $145,357,536     $390,158,596      $351,918,776
                                                              ============     ============      ============
Investments in shares of The Trusts, at cost................  $138,297,411     $423,527,349      $316,210,355
The Trusts shares held
 Class B....................................................    14,290,598       39,879,496        39,152,379

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                               MULTIMANAGER       MULTIMANAGER         MULTIMANAGER
                                                              MID CAP VALUE*   MULTI-SECTOR BOND*   SMALL CAP GROWTH*
                                                             ---------------- -------------------- -------------------
ASSETS:
Investments in shares of The Trusts, at fair value..........   $412,468,795       $619,464,381         $238,116,044
Receivable for The Trusts shares sold.......................             --                 --                   --
Receivable for policy-related transactions..................        643,073             49,941              141,156
                                                               ------------       ------------         ------------
  Total assets..............................................    413,111,868        619,514,322          238,257,200
                                                               ------------       ------------         ------------
LIABILITIES:
Payable for The Trusts shares purchased.....................        643,073             48,637              141,156
Payable for policy-related transactions.....................             --                 --                   --
                                                               ------------       ------------         ------------
  Total liabilities.........................................        643,073             48,637              141,156
                                                               ------------       ------------         ------------
NET ASSETS..................................................   $412,468,795       $619,465,685         $238,116,044
                                                               ============       ============         ============
NET ASSETS:
Accumulation Units..........................................    412,452,272        619,465,685          238,080,563
Retained by AXA Equitable in Separate Account No. 49........         16,523                 --               35,481
                                                               ------------       ------------         ------------
TOTAL NET ASSETS............................................   $412,468,795       $619,465,685         $238,116,044
                                                               ============       ============         ============
Investments in shares of The Trusts, at cost................   $351,763,994       $730,365,507         $203,187,266
The Trusts shares held
 Class A....................................................             --                 --                   --
 Class B....................................................     41,784,417        160,229,431           26,973,896
 Class 2....................................................             --                 --                   --


                                                                MULTIMANAGER     MULTIMANAGER    MUTUAL SHARES
                                                              SMALL CAP VALUE*    TECHNOLOGY*   SECURITIES FUND
                                                             ------------------ -------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..........    $463,522,136     $410,615,670     $1,561,872
Receivable for The Trusts shares sold.......................         116,238               --             --
Receivable for policy-related transactions..................              --          160,557          9,189
                                                                ------------     ------------     ----------
  Total assets..............................................     463,638,374      410,776,227      1,571,061
                                                                ------------     ------------     ----------
LIABILITIES:
Payable for The Trusts shares purchased.....................              --          160,557          9,126
Payable for policy-related transactions.....................         112,828               --             --
                                                                ------------     ------------     ----------
  Total liabilities.........................................         112,828          160,557          9,126
                                                                ------------     ------------     ----------
NET ASSETS..................................................    $463,525,546     $410,615,670     $1,561,935
                                                                ============     ============     ==========
NET ASSETS:
Accumulation Units..........................................     463,525,546      410,546,762      1,561,935
Retained by AXA Equitable in Separate Account No. 49........              --           68,908             --
                                                                ------------     ------------     ----------
TOTAL NET ASSETS............................................    $463,525,546     $410,615,670     $1,561,935
                                                                ============     ============     ==========
Investments in shares of The Trusts, at cost................    $519,020,153     $332,920,626     $1,483,822
The Trusts shares held
 Class A....................................................               8               --             --
 Class B....................................................      42,939,729       32,057,334             --
 Class 2....................................................              --               --         97,923

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                  PIMCO VARIABLE        PIMCO VARIABLE      PIMCO VARIABLE
                                                                  INSURANCE TRUST       INSURANCE TRUST    INSURANCE TRUST
                                                              COMMODITYREALRETURN(R)   EMERGING MARKETS      REAL RETURN
                                                                STRATEGY PORTFOLIO      BOND PORTFOLIO        PORTFOLIO
                                                             ------------------------ ------------------  -----------------
ASSETS:
Investments in shares of The Trusts, at fair value..........        $4,086,295            $5,237,956         $ 9,981,889
Receivable for The Trusts shares sold.......................                --                    --                  --
Receivable for policy-related transactions..................            10,326                13,978              76,695
                                                                    ----------            ----------         -----------
  Total assets..............................................         4,096,621             5,251,934          10,058,584
                                                                    ----------            ----------         -----------
LIABILITIES:
Payable for The Trusts shares purchased.....................            10,326                13,978              76,686
Payable for policy-related transactions.....................                --                    --                  --
                                                                    ----------            ----------         -----------
  Total liabilities.........................................            10,326                13,978              76,686
                                                                    ----------            ----------         -----------
NET ASSETS..................................................        $4,086,295            $5,237,956         $ 9,981,898
                                                                    ==========            ==========         ===========
NET ASSETS:
Accumulation Units..........................................         4,086,258             5,237,882           9,981,898
Retained by AXA Equitable in Separate Account No. 49........                37                    74                  --
                                                                    ----------            ----------         -----------
TOTAL NET ASSETS............................................        $4,086,295            $5,237,956         $ 9,981,898
                                                                    ==========            ==========         ===========
Investments in shares of The Trusts, at cost................        $3,735,793            $5,250,695         $10,032,421
The Trusts shares held
 Advisor Class..............................................           451,026               386,851             759,657
 Common Shares..............................................                --                    --                  --


                                                             PIMCO VARIABLE
                                                             INSURANCE TRUST
                                                              TOTAL RETURN    PROFUND VP    PROFUND VP
                                                                PORTFOLIO        BEAR      BIOTECHNOLOGY
                                                            ---------------- ------------ --------------
ASSETS:
Investments in shares of The Trusts, at fair value..........   $24,095,593     $431,501      $742,055
Receivable for The Trusts shares sold.......................            --           18            --
Receivable for policy-related transactions..................       114,118           --        12,960
                                                               -----------     --------      --------
  Total assets..............................................    24,209,711      431,519       755,015
                                                               -----------     --------      --------
LIABILITIES:
Payable for The Trusts shares purchased.....................       114,118           --        12,920
Payable for policy-related transactions.....................            --           18            --
                                                               -----------     --------      --------
  Total liabilities.........................................       114,118           18        12,920
                                                               -----------     --------      --------
NET ASSETS..................................................   $24,095,593     $431,501      $742,095
                                                               ===========     ========      ========
NET ASSETS:
Accumulation Units..........................................    24,094,663      423,851       742,095
Retained by AXA Equitable in Separate Account No. 49........           930        7,650            --
                                                               -----------     --------      --------
TOTAL NET ASSETS............................................   $24,095,593     $431,501      $742,095
                                                               ===========     ========      ========
Investments in shares of The Trusts, at cost................   $24,762,266     $493,611      $714,284
The Trusts shares held
 Advisor Class..............................................     2,174,693
 Common Shares..............................................            --       21,183        32,447

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                               T. ROWE PRICE         TEMPLETON
                                                              HEALTH SCIENCES   DEVELOPING MARKETS
                                                                 PORTFOLIO        SECURITIES FUND
                                                             ----------------- --------------------
ASSETS:
Investments in shares of The Trusts, at fair value..........     $1,827,153         $3,346,197
Receivable for The Trusts shares sold.......................             --                 --
Receivable for policy-related transactions..................         14,123             80,891
                                                                 ----------         ----------
  Total assets..............................................      1,841,276          3,427,088
                                                                 ----------         ----------
LIABILITIES:
Payable for The Trusts shares purchased.....................         14,123             80,891
Payable for policy-related transactions.....................             --                 --
                                                                 ----------         ----------
  Total liabilities.........................................         14,123             80,891
                                                                 ----------         ----------
NET ASSETS..................................................     $1,827,153         $3,346,197
                                                                 ==========         ==========
NET ASSETS:
Accumulation Units..........................................      1,827,122          3,345,227
Retained by AXA Equitable in Separate Account No. 49........             31                970
                                                                 ----------         ----------
TOTAL NET ASSETS............................................     $1,827,153         $3,346,197
                                                                 ==========         ==========
Investments in shares of The Trusts, at cost................     $1,654,156         $2,982,588
The Trusts shares held
 Class A....................................................             --                 --
 Class B....................................................             --                 --
 Class 2....................................................                           296,124
 Class II...................................................        125,664                 --


                                                              TEMPLETON FOREIGN     TEMPLETON GLOBAL
                                                               SECURITIES FUND    BOND SECURITIES FUND
                                                             ------------------- ---------------------
ASSETS:
Investments in shares of The Trusts, at fair value..........      $2,837,675          $16,923,116
Receivable for The Trusts shares sold.......................              --                   --
Receivable for policy-related transactions..................           5,583               71,215
                                                                  ----------          -----------
  Total assets..............................................       2,843,258           16,994,331
                                                                  ----------          -----------
LIABILITIES:
Payable for The Trusts shares purchased.....................           5,583               71,215
Payable for policy-related transactions.....................              --                   --
                                                                  ----------          -----------
  Total liabilities.........................................           5,583               71,215
                                                                  ----------          -----------
NET ASSETS..................................................      $2,837,675          $16,923,116
                                                                  ==========          ===========
NET ASSETS:
Accumulation Units..........................................       2,837,615           16,914,085
Retained by AXA Equitable in Separate Account No. 49........              60                9,031
                                                                  ----------          -----------
TOTAL NET ASSETS............................................      $2,837,675          $16,923,116
                                                                  ==========          ===========
Investments in shares of The Trusts, at cost................      $2,572,777          $16,342,311
The Trusts shares held
 Class A....................................................              --                   --
 Class B....................................................              --                   --
 Class 2....................................................         198,578              868,297
 Class II...................................................              --                   --

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                     VAN ECK VIP
                                                                TEMPLETON GROWTH     GLOBAL HARD
                                                                 SECURITIES FUND     ASSETS FUND
                                                               ------------------   ------------
ASSETS:
Investments in shares of The Trusts, at fair value..........        $619,402         $7,684,567
Receivable for The Trusts shares sold.......................              --                 --
Receivable for policy-related transactions..................           2,090             40,651
                                                                    --------         ----------
  Total assets..............................................         621,492          7,725,218
                                                                    --------         ----------
LIABILITIES:
Payable for The Trusts shares purchased.....................           2,064             40,559
Payable for policy-related transactions.....................              --                 --
                                                                    --------         ----------
  Total liabilities.........................................           2,064             40,559
                                                                    --------         ----------
NET ASSETS..................................................        $619,428         $7,684,659
                                                                    ========         ==========
NET ASSETS:
Accumulation Units..........................................         619,428          7,684,659
Retained by AXA Equitable in Separate Account No. 49........              --                 --
                                                                    --------         ----------
TOTAL NET ASSETS............................................        $619,428         $7,684,659
                                                                    ========         ==========
Investments in shares of The Trusts, at cost................        $573,054         $6,362,577
The Trusts shares held
 Class 2....................................................          56,258                 --
 Class S Shares.............................................              --            207,972

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010

The following table provides units and unit values associated with the Variable Investment Options of the the Account and is further categorized by share class and contract charges.


                                                                                                                     UNITS
                                                                    CONTRACT                                      OUTSTANDING
                                                                    CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                                                   ----------   ---------------   ------------   ------------
ALL ASSET ALLOCATION............................................       1.30%           A            $ 11.58             92
ALL ASSET ALLOCATION............................................       1.55%           A            $ 11.55             23
ALL ASSET ALLOCATION............................................       1.65%           A            $ 11.53             33
ALL ASSET ALLOCATION............................................       1.70%           A            $ 11.53              2

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO........       1.30%           B            $ 11.00             89
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO........       1.55%           B            $ 10.97              1
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO........       1.65%           B            $ 10.96             92
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO........       1.70%           B            $ 10.95              2

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO............       1.30%           B            $ 11.25             94
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO............       1.55%           B            $ 11.22             15
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO............       1.65%           B            $ 11.21             32
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO............       1.70%           B            $ 11.20              3

AMERICAN CENTURY VP LARGE COMPANY VALUE.........................       1.30%        Class II        $ 11.05             14
AMERICAN CENTURY VP LARGE COMPANY VALUE.........................       1.55%        Class II        $ 11.02              5
AMERICAN CENTURY VP LARGE COMPANY VALUE.........................       1.65%        Class II        $ 11.01             15
AMERICAN CENTURY VP LARGE COMPANY VALUE.........................       1.70%        Class II        $ 11.00              1

AMERICAN CENTURY VP MID CAP VALUE...............................       1.30%        Class II        $ 12.34            104
AMERICAN CENTURY VP MID CAP VALUE...............................       1.55%        Class II        $ 12.30             24
AMERICAN CENTURY VP MID CAP VALUE...............................       1.65%        Class II        $ 12.29             80
AMERICAN CENTURY VP MID CAP VALUE...............................       1.70%        Class II        $ 12.28              8

AXA AGGRESSIVE ALLOCATION.......................................       1.30%           A            $ 11.45            499
AXA AGGRESSIVE ALLOCATION.......................................       1.55%           A            $ 11.42            114
AXA AGGRESSIVE ALLOCATION.......................................       1.65%           A            $ 11.40             61
AXA AGGRESSIVE ALLOCATION.......................................       1.70%           A            $ 11.40             12
AXA AGGRESSIVE ALLOCATION.......................................       0.50%           B            $ 12.29             --
AXA AGGRESSIVE ALLOCATION.......................................       0.95%           B            $ 11.91             --
AXA AGGRESSIVE ALLOCATION.......................................       1.15%           B            $ 11.75            738
AXA AGGRESSIVE ALLOCATION.......................................       1.20%           B            $ 11.71          3,530
AXA AGGRESSIVE ALLOCATION.......................................       1.25%           B            $ 12.94         20,691
AXA AGGRESSIVE ALLOCATION.......................................       1.30%           B            $ 12.27         56,888
AXA AGGRESSIVE ALLOCATION.......................................       1.35%           B            $ 11.58          1,466
AXA AGGRESSIVE ALLOCATION.......................................       1.40%           B            $ 11.54          4,366
AXA AGGRESSIVE ALLOCATION.......................................       1.50%           B            $ 12.70         21,121
AXA AGGRESSIVE ALLOCATION.......................................       1.55%           B            $ 11.42         44,516
AXA AGGRESSIVE ALLOCATION.......................................       1.60%           B            $ 11.38          2,270
AXA AGGRESSIVE ALLOCATION.......................................       1.65%           B            $ 12.56         86,614
AXA AGGRESSIVE ALLOCATION.......................................       1.70%           B            $ 12.51          7,808
AXA AGGRESSIVE ALLOCATION.......................................       1.80%           B            $ 11.22              3
AXA AGGRESSIVE ALLOCATION.......................................       1.90%           B            $ 11.15             48

AXA BALANCED STRATEGY...........................................       1.30%           B            $ 10.96          8,343
AXA BALANCED STRATEGY...........................................       1.30%           B            $ 12.24         17,844
AXA BALANCED STRATEGY...........................................       1.55%           B            $ 10.93          2,602
AXA BALANCED STRATEGY...........................................       1.55%           B            $ 12.19          5,024
AXA BALANCED STRATEGY...........................................       1.65%           B            $ 10.92          4,076
AXA BALANCED STRATEGY...........................................       1.65%           B            $ 12.17          4,678
AXA BALANCED STRATEGY...........................................       1.70%           B            $ 10.91            412
AXA BALANCED STRATEGY...........................................       1.70%           B            $ 12.16            256

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                             UNITS
                                            CONTRACT                                      OUTSTANDING
                                            CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                           ----------   ---------------   ------------   ------------
AXA CONSERVATIVE ALLOCATION.............       0.50%           B            $ 12.16             --
AXA CONSERVATIVE ALLOCATION.............       0.95%           B            $ 11.79             --
AXA CONSERVATIVE ALLOCATION.............       1.15%           B            $ 11.63            486
AXA CONSERVATIVE ALLOCATION.............       1.20%           B            $ 11.59          4,403
AXA CONSERVATIVE ALLOCATION.............       1.25%           B            $ 12.11         13,360
AXA CONSERVATIVE ALLOCATION.............       1.30%           B            $ 12.06         27,081
AXA CONSERVATIVE ALLOCATION.............       1.35%           B            $ 11.47          2,720
AXA CONSERVATIVE ALLOCATION.............       1.40%           B            $ 11.43          8,345
AXA CONSERVATIVE ALLOCATION.............       1.50%           B            $ 11.89         20,382
AXA CONSERVATIVE ALLOCATION.............       1.55%           B            $ 11.31         25,752
AXA CONSERVATIVE ALLOCATION.............       1.60%           B            $ 11.27          3,607
AXA CONSERVATIVE ALLOCATION.............       1.65%           B            $ 11.75         54,990
AXA CONSERVATIVE ALLOCATION.............       1.70%           B            $ 11.71          6,707
AXA CONSERVATIVE ALLOCATION.............       1.80%           B            $ 11.11             11
AXA CONSERVATIVE ALLOCATION.............       1.90%           B            $ 11.03              5

AXA CONSERVATIVE GROWTH STRATEGY........       1.30%           B            $ 10.84          5,312
AXA CONSERVATIVE GROWTH STRATEGY........       1.30%           B            $ 12.01          8,028
AXA CONSERVATIVE GROWTH STRATEGY........       1.55%           B            $ 10.80          2,069
AXA CONSERVATIVE GROWTH STRATEGY........       1.55%           B            $ 11.96          3,348
AXA CONSERVATIVE GROWTH STRATEGY........       1.65%           B            $ 10.79          2,311
AXA CONSERVATIVE GROWTH STRATEGY........       1.65%           B            $ 11.94          3,039
AXA CONSERVATIVE GROWTH STRATEGY........       1.70%           B            $ 10.79            250
AXA CONSERVATIVE GROWTH STRATEGY........       1.70%           B            $ 11.93            286

AXA CONSERVATIVE-PLUS ALLOCATION........       0.50%           B            $ 12.11             --
AXA CONSERVATIVE-PLUS ALLOCATION........       0.95%           B            $ 11.73             --
AXA CONSERVATIVE-PLUS ALLOCATION........       1.15%           B            $ 11.57            446
AXA CONSERVATIVE-PLUS ALLOCATION........       1.20%           B            $ 11.53          3,479
AXA CONSERVATIVE-PLUS ALLOCATION........       1.25%           B            $ 12.25         15,195
AXA CONSERVATIVE-PLUS ALLOCATION........       1.30%           B            $ 12.20         27,334
AXA CONSERVATIVE-PLUS ALLOCATION........       1.35%           B            $ 11.41          1,201
AXA CONSERVATIVE-PLUS ALLOCATION........       1.40%           B            $ 11.37          5,336
AXA CONSERVATIVE-PLUS ALLOCATION........       1.50%           B            $ 12.02         21,233
AXA CONSERVATIVE-PLUS ALLOCATION........       1.55%           B            $ 11.25         20,999
AXA CONSERVATIVE-PLUS ALLOCATION........       1.60%           B            $ 11.21          3,058
AXA CONSERVATIVE-PLUS ALLOCATION........       1.65%           B            $ 11.89         46,836
AXA CONSERVATIVE-PLUS ALLOCATION........       1.70%           B            $ 11.85          4,498
AXA CONSERVATIVE-PLUS ALLOCATION........       1.80%           B            $ 11.06             --
AXA CONSERVATIVE-PLUS ALLOCATION........       1.90%           B            $ 10.98             22

AXA CONSERVATIVE STRATEGY...............       1.30%           B            $ 10.57          2,755
AXA CONSERVATIVE STRATEGY...............       1.30%           B            $ 11.28          5,075
AXA CONSERVATIVE STRATEGY...............       1.55%           B            $ 10.54          1,111
AXA CONSERVATIVE STRATEGY...............       1.55%           B            $ 11.23          1,855
AXA CONSERVATIVE STRATEGY...............       1.65%           B            $ 10.53          1,484
AXA CONSERVATIVE STRATEGY...............       1.65%           B            $ 11.21          2,134
AXA CONSERVATIVE STRATEGY...............       1.70%           B            $ 10.52            372
AXA CONSERVATIVE STRATEGY...............       1.70%           B            $ 11.20            357

AXA GROWTH STRATEGY.....................       1.30%           B            $ 11.20          1,053
AXA GROWTH STRATEGY.....................       1.30%           B            $ 12.97         22,971
AXA GROWTH STRATEGY.....................       1.55%           B            $ 11.17            546

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                         UNITS
                                        CONTRACT                                      OUTSTANDING
                                        CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                       ----------   ---------------   ------------   ------------
AXA GROWTH STRATEGY.................       1.55%           B            $ 12.91           8,601
AXA GROWTH STRATEGY.................       1.65%           B            $ 11.16             445
AXA GROWTH STRATEGY.................       1.65%           B            $ 12.89          10,299
AXA GROWTH STRATEGY.................       1.70%           B            $ 11.15              40
AXA GROWTH STRATEGY.................       1.70%           B            $ 12.88             529

AXA MODERATE ALLOCATION.............       1.30%           A            $ 10.98             759
AXA MODERATE ALLOCATION.............       1.55%           A            $ 10.95             237
AXA MODERATE ALLOCATION.............       1.65%           A            $ 10.94             268
AXA MODERATE ALLOCATION.............       1.70%           A            $ 10.93              41
AXA MODERATE ALLOCATION.............       0.50%           B            $ 60.28              --
AXA MODERATE ALLOCATION.............       0.95%           B            $ 53.83              27
AXA MODERATE ALLOCATION.............       1.15%           B            $ 51.18             418
AXA MODERATE ALLOCATION.............       1.20%           B            $ 50.54           3,855
AXA MODERATE ALLOCATION.............       1.25%           B            $ 12.50          62,771
AXA MODERATE ALLOCATION.............       1.30%           B            $ 12.39         126,015
AXA MODERATE ALLOCATION.............       1.35%           B            $ 48.66           1,183
AXA MODERATE ALLOCATION.............       1.40%           B            $ 48.05           6,683
AXA MODERATE ALLOCATION.............       1.50%           B            $ 12.27          81,234
AXA MODERATE ALLOCATION.............       1.55%           B            $ 46.26          22,543
AXA MODERATE ALLOCATION.............       1.60%           B            $ 45.68           2,933
AXA MODERATE ALLOCATION.............       1.65%           B            $ 12.14         182,689
AXA MODERATE ALLOCATION.............       1.70%           B            $ 44.54           4,434
AXA MODERATE ALLOCATION.............       1.80%           B            $ 43.42              37
AXA MODERATE ALLOCATION.............       1.90%           B            $ 42.33               3

AXA MODERATE GROWTH STRATEGY........       1.30%           B            $ 11.08          30,229
AXA MODERATE GROWTH STRATEGY........       1.30%           B            $ 12.83          29,673
AXA MODERATE GROWTH STRATEGY........       1.55%           B            $ 11.05          10,414
AXA MODERATE GROWTH STRATEGY........       1.55%           B            $ 12.78          11,497
AXA MODERATE GROWTH STRATEGY........       1.65%           B            $ 11.04          13,852
AXA MODERATE GROWTH STRATEGY........       1.65%           B            $ 12.76           9,421
AXA MODERATE GROWTH STRATEGY........       1.70%           B            $ 11.03             792
AXA MODERATE GROWTH STRATEGY........       1.70%           B            $ 12.75             754

AXA MODERATE-PLUS ALLOCATION........       1.30%           A            $ 11.22             981
AXA MODERATE-PLUS ALLOCATION........       1.55%           A            $ 11.19             179
AXA MODERATE-PLUS ALLOCATION........       1.65%           A            $ 11.17             160
AXA MODERATE-PLUS ALLOCATION........       1.70%           A            $ 11.17              81
AXA MODERATE-PLUS ALLOCATION........       0.50%           B            $ 12.54              --
AXA MODERATE-PLUS ALLOCATION........       0.95%           B            $ 12.15               1
AXA MODERATE-PLUS ALLOCATION........       1.15%           B            $ 11.99           2,131
AXA MODERATE-PLUS ALLOCATION........       1.20%           B            $ 11.94          11,126
AXA MODERATE-PLUS ALLOCATION........       1.25%           B            $ 13.17          87,112
AXA MODERATE-PLUS ALLOCATION........       1.30%           B            $ 13.12         169,708
AXA MODERATE-PLUS ALLOCATION........       1.35%           B            $ 11.82           4,151
AXA MODERATE-PLUS ALLOCATION........       1.40%           B            $ 11.78          18,400
AXA MODERATE-PLUS ALLOCATION........       1.50%           B            $ 12.93          94,211
AXA MODERATE-PLUS ALLOCATION........       1.55%           B            $ 11.66         139,811
AXA MODERATE-PLUS ALLOCATION........       1.60%           B            $ 11.62           7,603
AXA MODERATE-PLUS ALLOCATION........       1.65%           B            $ 12.79         306,839
AXA MODERATE-PLUS ALLOCATION........       1.70%           B            $ 12.74          24,916

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                                  UNITS
                                                 CONTRACT                                      OUTSTANDING
                                                 CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                                ----------   ---------------   ------------   ------------
AXA MODERATE-PLUS ALLOCATION.................       1.80%           B            $ 11.45             57
AXA MODERATE-PLUS ALLOCATION.................       1.90%           B            $ 11.37              1

AXA TACTICAL MANAGER 2000....................       1.30%           B            $ 13.09            969
AXA TACTICAL MANAGER 2000....................       1.55%           B            $ 13.05            394
AXA TACTICAL MANAGER 2000....................       1.65%           B            $ 13.04            516
AXA TACTICAL MANAGER 2000....................       1.70%           B            $ 13.03             26

AXA TACTICAL MANAGER 400.....................       1.30%           B            $ 12.68            892
AXA TACTICAL MANAGER 400.....................       1.55%           B            $ 12.64            369
AXA TACTICAL MANAGER 400.....................       1.65%           B            $ 12.63            497
AXA TACTICAL MANAGER 400.....................       1.70%           B            $ 12.62             17

AXA TACTICAL MANAGER 500.....................       1.30%           B            $ 11.34          2,190
AXA TACTICAL MANAGER 500.....................       1.55%           B            $ 11.30            982
AXA TACTICAL MANAGER 500.....................       1.65%           B            $ 11.29          1,310
AXA TACTICAL MANAGER 500.....................       1.70%           B            $ 11.29             60

AXA TACTICAL MANAGER INTERNATIONAL...........       1.30%           B            $ 10.33          2,034
AXA TACTICAL MANAGER INTERNATIONAL...........       1.55%           B            $ 10.30            892
AXA TACTICAL MANAGER INTERNATIONAL...........       1.65%           B            $ 10.29          1,150
AXA TACTICAL MANAGER INTERNATIONAL...........       1.70%           B            $ 10.28             57

BLACKROCK GLOBAL ALLOCATION V.I. FUND........       1.30%       Class III        $ 10.98            983
BLACKROCK GLOBAL ALLOCATION V.I. FUND........       1.55%       Class III        $ 10.95            181
BLACKROCK GLOBAL ALLOCATION V.I. FUND........       1.65%       Class III        $ 10.93            526
BLACKROCK GLOBAL ALLOCATION V.I. FUND........       1.70%       Class III        $ 10.93            141

BLACKROCK LARGE CAP GROWTH V.I. FUND.........       1.30%       Class III        $ 11.67            101
BLACKROCK LARGE CAP GROWTH V.I. FUND.........       1.55%       Class III        $ 11.63             26
BLACKROCK LARGE CAP GROWTH V.I. FUND.........       1.65%       Class III        $ 11.62             29
BLACKROCK LARGE CAP GROWTH V.I. FUND.........       1.70%       Class III        $ 11.61              2

EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.30%           A            $ 10.41             64
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.55%           A            $ 10.38             18
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.65%           A            $ 10.37             16
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.70%           A            $ 10.36              4
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       0.50%           B            $ 14.70             --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       0.95%           B            $ 13.69              1
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.20%           B            $ 13.16          3,362
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.25%           B            $ 12.71          6,646
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.30%           B            $ 12.61          7,476
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.35%           B            $ 12.84          1,145
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.40%           B            $ 12.74          5,175
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.50%           B            $ 12.48          8,676
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.55%           B            $ 12.44          6,247
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.60%           B            $ 12.34          1,918
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.65%           B            $ 12.34         10,663
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.70%           B            $ 12.15          1,511
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.80%           B            $ 11.95             31
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.90%           B            $ 11.76              4

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.30%           A            $ 14.14             77
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.55%           A            $ 14.10             40
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.65%           A            $ 14.09             38

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                                  UNITS
                                                 CONTRACT                                      OUTSTANDING
                                                 CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                                ----------   ---------------   ------------   ------------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.70%           A            $ 14.08             13
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       0.50%           B            $ 22.59             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       0.95%           B            $ 21.23             12
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.20%           B            $ 20.51          1,894
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.25%           B            $ 15.95          3,010
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.30%           B            $ 15.84          3,127
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.35%           B            $ 20.09          1,663
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.40%           B            $ 19.95          3,115
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.50%           B            $ 15.66          4,698
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.55%           B            $ 19.54          2,770
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.60%           B            $ 19.41          1,416
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.65%           B            $ 15.48          4,251
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.70%           B            $ 19.14            455
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.80%           B            $ 18.87              6
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.90%           B            $ 18.61              2

EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.30%           A            $ 13.00             48
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.55%           A            $ 12.96             16
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.65%           A            $ 12.95             32
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.70%           A            $ 12.94             13
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       0.50%           B            $ 10.31             --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       0.95%           B            $ 10.11             --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.20%           B            $ 10.00            323
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.25%           B            $  9.98            729
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.30%           B            $  9.96          3,834
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.35%           B            $  9.94             88
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.40%           B            $  9.91            406
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.50%           B            $  9.87            757
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.55%           B            $  9.85          2,403
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.60%           B            $  9.83            137
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.65%           B            $  9.81          4,425
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.70%           B            $  9.79            382
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.80%           B            $  9.74             --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.90%           B            $  9.70              1

EQ/BLACKROCK BASIC VALUE EQUITY..............       1.30%           A            $ 11.51            656
EQ/BLACKROCK BASIC VALUE EQUITY..............       1.55%           A            $ 11.48            135
EQ/BLACKROCK BASIC VALUE EQUITY..............       1.65%           A            $ 11.47            260
EQ/BLACKROCK BASIC VALUE EQUITY..............       1.70%           A            $ 11.46             19
EQ/BLACKROCK BASIC VALUE EQUITY..............       0.50%           B            $ 24.18             --
EQ/BLACKROCK BASIC VALUE EQUITY..............       0.95%           B            $ 22.73              3
EQ/BLACKROCK BASIC VALUE EQUITY..............       1.20%           B            $ 21.96          3,324
EQ/BLACKROCK BASIC VALUE EQUITY..............       1.25%           B            $ 12.94          7,572
EQ/BLACKROCK BASIC VALUE EQUITY..............       1.30%           B            $ 12.85          8,518
EQ/BLACKROCK BASIC VALUE EQUITY..............       1.35%           B            $ 21.50          1,428
EQ/BLACKROCK BASIC VALUE EQUITY..............       1.40%           B            $ 21.36          5,055
EQ/BLACKROCK BASIC VALUE EQUITY..............       1.50%           B            $ 12.70         10,187
EQ/BLACKROCK BASIC VALUE EQUITY..............       1.55%           B            $ 20.92          5,037
EQ/BLACKROCK BASIC VALUE EQUITY..............       1.60%           B            $ 20.77          1,898
EQ/BLACKROCK BASIC VALUE EQUITY..............       1.65%           B            $ 12.56         10,750
EQ/BLACKROCK BASIC VALUE EQUITY..............       1.70%           B            $ 20.49            954

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                             UNITS
                                            CONTRACT                                      OUTSTANDING
                                            CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                           ----------   ---------------   ------------   ------------
EQ/BLACKROCK BASIC VALUE EQUITY.........       1.80%           B            $ 20.20             17
EQ/BLACKROCK BASIC VALUE EQUITY.........       1.90%           B            $ 19.92              3

EQ/BLACKROCK INTERNATIONAL VALUE........       1.30%           A            $ 10.41            154
EQ/BLACKROCK INTERNATIONAL VALUE........       1.55%           A            $ 10.39             45
EQ/BLACKROCK INTERNATIONAL VALUE........       1.65%           A            $ 10.37             57
EQ/BLACKROCK INTERNATIONAL VALUE........       1.70%           A            $ 10.37             35
EQ/BLACKROCK INTERNATIONAL VALUE........       0.50%           B            $ 21.16             --
EQ/BLACKROCK INTERNATIONAL VALUE........       0.95%           B            $ 19.89             11
EQ/BLACKROCK INTERNATIONAL VALUE........       1.20%           B            $ 19.21          2,817
EQ/BLACKROCK INTERNATIONAL VALUE........       1.25%           B            $ 14.96          5,498
EQ/BLACKROCK INTERNATIONAL VALUE........       1.30%           B            $ 14.85          4,897
EQ/BLACKROCK INTERNATIONAL VALUE........       1.35%           B            $ 18.82          3,272
EQ/BLACKROCK INTERNATIONAL VALUE........       1.40%           B            $ 18.69          3,595
EQ/BLACKROCK INTERNATIONAL VALUE........       1.50%           B            $ 14.68          7,573
EQ/BLACKROCK INTERNATIONAL VALUE........       1.55%           B            $ 18.30          5,532
EQ/BLACKROCK INTERNATIONAL VALUE........       1.60%           B            $ 18.18          1,956
EQ/BLACKROCK INTERNATIONAL VALUE........       1.65%           B            $ 14.52          9,253
EQ/BLACKROCK INTERNATIONAL VALUE........       1.70%           B            $ 17.93            914
EQ/BLACKROCK INTERNATIONAL VALUE........       1.80%           B            $ 17.68             36
EQ/BLACKROCK INTERNATIONAL VALUE........       1.90%           B            $ 17.44              6

EQ/BOSTON ADVISORS EQUITY INCOME........       1.30%           A            $ 11.62             58
EQ/BOSTON ADVISORS EQUITY INCOME........       1.55%           A            $ 11.59             12
EQ/BOSTON ADVISORS EQUITY INCOME........       1.65%           A            $ 11.57              5
EQ/BOSTON ADVISORS EQUITY INCOME........       1.70%           A            $ 11.57              2
EQ/BOSTON ADVISORS EQUITY INCOME........       0.50%           B            $  6.45             --
EQ/BOSTON ADVISORS EQUITY INCOME........       0.95%           B            $  6.11             --
EQ/BOSTON ADVISORS EQUITY INCOME........       1.20%           B            $  5.92          1,394
EQ/BOSTON ADVISORS EQUITY INCOME........       1.25%           B            $  5.89          4,784
EQ/BOSTON ADVISORS EQUITY INCOME........       1.30%           B            $  2.38         13,840
EQ/BOSTON ADVISORS EQUITY INCOME........       1.35%           B            $  5.82            325
EQ/BOSTON ADVISORS EQUITY INCOME........       1.40%           B            $  5.78          2,064
EQ/BOSTON ADVISORS EQUITY INCOME........       1.50%           B            $  5.71          8,126
EQ/BOSTON ADVISORS EQUITY INCOME........       1.55%           B            $  5.68          6,127
EQ/BOSTON ADVISORS EQUITY INCOME........       1.60%           B            $  5.64            519
EQ/BOSTON ADVISORS EQUITY INCOME........       1.65%           B            $  5.61          7,596
EQ/BOSTON ADVISORS EQUITY INCOME........       1.70%           B            $  5.57            806
EQ/BOSTON ADVISORS EQUITY INCOME........       1.80%           B            $  5.50             --
EQ/BOSTON ADVISORS EQUITY INCOME........       1.90%           B            $  5.44             24

EQ/CALVERT SOCIALLY RESPONSIBLE.........       0.50%           B            $  8.54             --
EQ/CALVERT SOCIALLY RESPONSIBLE.........       0.95%           B            $  8.11             --
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.20%           B            $  7.88            388
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.25%           B            $ 10.31            714
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.30%           B            $ 10.25            731
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.35%           B            $  7.74             91
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.40%           B            $  7.70            585
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.50%           B            $ 10.12            751
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.55%           B            $  7.57            620
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.60%           B            $  7.52            169
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.65%           B            $ 10.01            922
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.70%           B            $  7.44            129

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                            UNITS
                                           CONTRACT                                      OUTSTANDING
                                           CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                          ----------   ---------------   ------------   ------------
EQ/CALVERT SOCIALLY RESPONSIBLE........       1.80%           B           $   7.35              1
EQ/CALVERT SOCIALLY RESPONSIBLE........       1.90%           B           $   7.27             --

EQ/CAPITAL GUARDIAN GROWTH.............       1.30%           A           $  11.63             28
EQ/CAPITAL GUARDIAN GROWTH.............       1.55%           A           $  11.60              3
EQ/CAPITAL GUARDIAN GROWTH.............       1.65%           A           $  11.59             29
EQ/CAPITAL GUARDIAN GROWTH.............       1.70%           A           $  11.58             15
EQ/CAPITAL GUARDIAN GROWTH.............       0.50%           B           $  13.23             --
EQ/CAPITAL GUARDIAN GROWTH.............       0.95%           B           $  12.43              2
EQ/CAPITAL GUARDIAN GROWTH.............       1.20%           B           $  12.01          1,381
EQ/CAPITAL GUARDIAN GROWTH.............       1.25%           B           $  10.77          3,147
EQ/CAPITAL GUARDIAN GROWTH.............       1.30%           B           $  10.69          3,822
EQ/CAPITAL GUARDIAN GROWTH.............       1.35%           B           $  11.76          3,348
EQ/CAPITAL GUARDIAN GROWTH.............       1.40%           B           $  11.68          1,673
EQ/CAPITAL GUARDIAN GROWTH.............       1.50%           B           $  10.57          2,436
EQ/CAPITAL GUARDIAN GROWTH.............       1.55%           B           $  11.44          2,778
EQ/CAPITAL GUARDIAN GROWTH.............       1.60%           B           $  11.36          1,342
EQ/CAPITAL GUARDIAN GROWTH.............       1.65%           B           $  10.45          9,619
EQ/CAPITAL GUARDIAN GROWTH.............       1.70%           B           $  11.21          1,267
EQ/CAPITAL GUARDIAN GROWTH.............       1.80%           B           $  11.05              9
EQ/CAPITAL GUARDIAN GROWTH.............       1.90%           B           $  10.90              7

EQ/CAPITAL GUARDIAN RESEARCH...........       1.30%           A           $  11.94             19
EQ/CAPITAL GUARDIAN RESEARCH...........       1.55%           A           $  11.90              3
EQ/CAPITAL GUARDIAN RESEARCH...........       1.65%           A           $  11.89             28
EQ/CAPITAL GUARDIAN RESEARCH...........       1.70%           A           $  11.88             --
EQ/CAPITAL GUARDIAN RESEARCH...........       0.50%           B           $  12.78             --
EQ/CAPITAL GUARDIAN RESEARCH...........       0.95%           B           $  12.12             50
EQ/CAPITAL GUARDIAN RESEARCH...........       1.20%           B           $  11.77          9,703
EQ/CAPITAL GUARDIAN RESEARCH...........       1.25%           B           $  12.09          9,210
EQ/CAPITAL GUARDIAN RESEARCH...........       1.30%           B           $  12.02          3,105
EQ/CAPITAL GUARDIAN RESEARCH...........       1.35%           B           $  11.56          7,037
EQ/CAPITAL GUARDIAN RESEARCH...........       1.40%           B           $  11.49         10,701
EQ/CAPITAL GUARDIAN RESEARCH...........       1.50%           B           $  11.87          7,603
EQ/CAPITAL GUARDIAN RESEARCH...........       1.55%           B           $  11.29          5,007
EQ/CAPITAL GUARDIAN RESEARCH...........       1.60%           B           $  11.22          9,874
EQ/CAPITAL GUARDIAN RESEARCH...........       1.65%           B           $  11.74         13,284
EQ/CAPITAL GUARDIAN RESEARCH...........       1.70%           B           $  11.09          2,012
EQ/CAPITAL GUARDIAN RESEARCH...........       1.80%           B           $  10.96             69
EQ/CAPITAL GUARDIAN RESEARCH...........       1.90%           B           $  10.83             11

EQ/COMMON STOCK INDEX..................       1.30%           A           $  11.84             60
EQ/COMMON STOCK INDEX..................       1.55%           A           $  11.80             26
EQ/COMMON STOCK INDEX..................       1.65%           A           $  11.79              7
EQ/COMMON STOCK INDEX..................       1.70%           A           $  11.78             --
EQ/COMMON STOCK INDEX..................       0.50%           B           $ 295.18             --
EQ/COMMON STOCK INDEX..................       0.95%           B           $ 251.98              1
EQ/COMMON STOCK INDEX..................       1.20%           B           $ 230.69            264
EQ/COMMON STOCK INDEX..................       1.25%           B           $  11.41          8,347
EQ/COMMON STOCK INDEX..................       1.30%           B           $  11.20          6,298
EQ/COMMON STOCK INDEX..................       1.35%           B           $ 218.78            428
EQ/COMMON STOCK INDEX..................       1.40%           B           $ 214.93            419
EQ/COMMON STOCK INDEX..................       1.50%           B           $  11.20         14,130

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                      UNITS
                                     CONTRACT                                      OUTSTANDING
                                     CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                    ----------   ---------------   ------------   ------------
EQ/COMMON STOCK INDEX............       1.55%           B            $ 203.81           467
EQ/COMMON STOCK INDEX............       1.60%           B            $ 200.24           228
EQ/COMMON STOCK INDEX............       1.65%           B            $  11.08         7,497
EQ/COMMON STOCK INDEX............       1.70%           B            $ 193.27            55
EQ/COMMON STOCK INDEX............       1.80%           B            $ 186.51             1
EQ/COMMON STOCK INDEX............       1.90%           B            $ 180.00             1

EQ/CORE BOND INDEX...............       0.50%           B            $  15.47            --
EQ/CORE BOND INDEX...............       0.65%           B            $   9.84            --
EQ/CORE BOND INDEX...............       0.95%           B            $  14.59            12
EQ/CORE BOND INDEX...............       1.20%           B            $  14.12         6,327
EQ/CORE BOND INDEX...............       1.25%           B            $   9.82            13
EQ/CORE BOND INDEX...............       1.25%           B            $  10.56        10,953
EQ/CORE BOND INDEX...............       1.30%           B            $  10.35         4,192
EQ/CORE BOND INDEX...............       1.30%           B            $  10.49        10,201
EQ/CORE BOND INDEX...............       1.35%           B            $  13.84         3,265
EQ/CORE BOND INDEX...............       1.40%           B            $  13.75         9,351
EQ/CORE BOND INDEX...............       1.50%           B            $  10.36        13,695
EQ/CORE BOND INDEX...............       1.55%           B            $  10.32         1,871
EQ/CORE BOND INDEX...............       1.55%           B            $  13.48         9,069
EQ/CORE BOND INDEX...............       1.60%           B            $  13.39         6,087
EQ/CORE BOND INDEX...............       1.65%           B            $  10.25        15,758
EQ/CORE BOND INDEX...............       1.65%           B            $  10.31         2,453
EQ/CORE BOND INDEX...............       1.70%           B            $  10.30           143
EQ/CORE BOND INDEX...............       1.70%           B            $  13.22         1,424
EQ/CORE BOND INDEX...............       1.80%           B            $  13.04            96
EQ/CORE BOND INDEX...............       1.90%           B            $  12.87            13

EQ/DAVIS NEW YORK VENTURE........       1.30%           A            $  11.37           191
EQ/DAVIS NEW YORK VENTURE........       1.55%           A            $  11.33            34
EQ/DAVIS NEW YORK VENTURE........       1.65%           A            $  11.32           116
EQ/DAVIS NEW YORK VENTURE........       1.70%           A            $  11.31             7
EQ/DAVIS NEW YORK VENTURE........       0.50%           B            $   9.97            --
EQ/DAVIS NEW YORK VENTURE........       0.95%           B            $   9.78            --
EQ/DAVIS NEW YORK VENTURE........       1.20%           B            $   9.67         1,155
EQ/DAVIS NEW YORK VENTURE........       1.25%           B            $   9.65         2,746
EQ/DAVIS NEW YORK VENTURE........       1.30%           B            $   9.63         8,228
EQ/DAVIS NEW YORK VENTURE........       1.35%           B            $   9.61           367
EQ/DAVIS NEW YORK VENTURE........       1.40%           B            $   9.59         1,621
EQ/DAVIS NEW YORK VENTURE........       1.50%           B            $   9.54         3,272
EQ/DAVIS NEW YORK VENTURE........       1.55%           B            $   9.52         5,553
EQ/DAVIS NEW YORK VENTURE........       1.60%           B            $   9.50           787
EQ/DAVIS NEW YORK VENTURE........       1.65%           B            $   9.48        12,024
EQ/DAVIS NEW YORK VENTURE........       1.70%           B            $   9.46         1,664
EQ/DAVIS NEW YORK VENTURE........       1.80%           B            $   9.42            --
EQ/DAVIS NEW YORK VENTURE........       1.90%           B            $   9.38             3

EQ/EQUITY 500 INDEX..............       1.30%           A            $  11.61           236
EQ/EQUITY 500 INDEX..............       1.55%           A            $  11.58            55
EQ/EQUITY 500 INDEX..............       1.65%           A            $  11.57           151
EQ/EQUITY 500 INDEX..............       1.70%           A            $  11.56            59
EQ/EQUITY 500 INDEX..............       0.50%           B            $  31.06            --
EQ/EQUITY 500 INDEX..............       0.65%           B            $  11.04            --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                             UNITS
                                            CONTRACT                                      OUTSTANDING
                                            CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                           ----------   ---------------   ------------   ------------
EQ/EQUITY 500 INDEX.....................       0.95%           B            $ 28.78              4
EQ/EQUITY 500 INDEX.....................       1.20%           B            $ 27.58          4,445
EQ/EQUITY 500 INDEX.....................       1.25%           B            $ 11.02              5
EQ/EQUITY 500 INDEX.....................       1.25%           B            $ 12.38          9,596
EQ/EQUITY 500 INDEX.....................       1.30%           B            $ 12.27          9,058
EQ/EQUITY 500 INDEX.....................       1.35%           B            $ 26.88          2,893
EQ/EQUITY 500 INDEX.....................       1.40%           B            $ 26.65          6,702
EQ/EQUITY 500 INDEX.....................       1.50%           B            $ 12.15         13,401
EQ/EQUITY 500 INDEX.....................       1.55%           B            $ 25.98          5,014
EQ/EQUITY 500 INDEX.....................       1.60%           B            $ 25.76          4,010
EQ/EQUITY 500 INDEX.....................       1.65%           B            $ 12.01         17,472
EQ/EQUITY 500 INDEX.....................       1.70%           B            $ 25.32          1,278
EQ/EQUITY 500 INDEX.....................       1.80%           B            $ 24.89             90
EQ/EQUITY 500 INDEX.....................       1.90%           B            $ 24.47              7

EQ/EQUITY GROWTH PLUS...................       0.50%           B            $ 16.92             --
EQ/EQUITY GROWTH PLUS...................       0.95%           B            $ 16.21              6
EQ/EQUITY GROWTH PLUS...................       1.20%           B            $ 15.84          6,973
EQ/EQUITY GROWTH PLUS...................       1.25%           B            $ 13.01         12,490
EQ/EQUITY GROWTH PLUS...................       1.30%           B            $ 12.94         10,227
EQ/EQUITY GROWTH PLUS...................       1.35%           B            $ 15.61            952
EQ/EQUITY GROWTH PLUS...................       1.40%           B            $ 15.54         10,551
EQ/EQUITY GROWTH PLUS...................       1.50%           B            $ 12.77         16,373
EQ/EQUITY GROWTH PLUS...................       1.55%           B            $ 15.32          7,854
EQ/EQUITY GROWTH PLUS...................       1.60%           B            $ 15.25          4,248
EQ/EQUITY GROWTH PLUS...................       1.65%           B            $ 12.63         21,844
EQ/EQUITY GROWTH PLUS...................       1.70%           B            $ 15.10          2,210
EQ/EQUITY GROWTH PLUS...................       1.80%           B            $ 14.96             37
EQ/EQUITY GROWTH PLUS...................       1.90%           B            $ 14.82              3

EQ/FRANKLIN CORE BALANCED...............       1.30%           A            $ 11.33             45
EQ/FRANKLIN CORE BALANCED...............       1.55%           A            $ 11.30              2
EQ/FRANKLIN CORE BALANCED...............       1.65%           A            $ 11.29             13
EQ/FRANKLIN CORE BALANCED...............       1.70%           A            $ 11.28              2
EQ/FRANKLIN CORE BALANCED...............       0.50%           B            $ 10.36             --
EQ/FRANKLIN CORE BALANCED...............       0.95%           B            $ 10.16             15
EQ/FRANKLIN CORE BALANCED...............       1.20%           B            $ 10.05          1,752
EQ/FRANKLIN CORE BALANCED...............       1.25%           B            $ 10.03          4,636
EQ/FRANKLIN CORE BALANCED...............       1.30%           B            $ 10.01          9,074
EQ/FRANKLIN CORE BALANCED...............       1.35%           B            $  9.99            457
EQ/FRANKLIN CORE BALANCED...............       1.40%           B            $  9.96          2,851
EQ/FRANKLIN CORE BALANCED...............       1.50%           B            $  9.92          5,736
EQ/FRANKLIN CORE BALANCED...............       1.55%           B            $  9.90          7,472
EQ/FRANKLIN CORE BALANCED...............       1.60%           B            $  9.88          1,118
EQ/FRANKLIN CORE BALANCED...............       1.65%           B            $  9.86         20,186
EQ/FRANKLIN CORE BALANCED...............       1.70%           B            $  9.83          1,643
EQ/FRANKLIN CORE BALANCED...............       1.80%           B            $  9.79             11
EQ/FRANKLIN CORE BALANCED...............       1.90%           B            $  9.75             --

EQ/FRANKLIN TEMPLETON ALLOCATION........       1.30%           A            $ 11.17             21
EQ/FRANKLIN TEMPLETON ALLOCATION........       1.55%           A            $ 11.14              5
EQ/FRANKLIN TEMPLETON ALLOCATION........       1.65%           A            $ 11.13             14
EQ/FRANKLIN TEMPLETON ALLOCATION........       1.70%           A            $ 11.12             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                             UNITS
                                            CONTRACT                                      OUTSTANDING
                                            CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                           ----------   ---------------   ------------   ------------
EQ/FRANKLIN TEMPLETON ALLOCATION........       0.50%           B            $  8.43             --
EQ/FRANKLIN TEMPLETON ALLOCATION........       0.95%           B            $  8.30             --
EQ/FRANKLIN TEMPLETON ALLOCATION........       1.15%           B            $  8.24            679
EQ/FRANKLIN TEMPLETON ALLOCATION........       1.20%           B            $  8.22          1,052
EQ/FRANKLIN TEMPLETON ALLOCATION........       1.25%           B            $  8.21          3,654
EQ/FRANKLIN TEMPLETON ALLOCATION........       1.30%           B            $  8.19         51,107
EQ/FRANKLIN TEMPLETON ALLOCATION........       1.35%           B            $  8.18            548
EQ/FRANKLIN TEMPLETON ALLOCATION........       1.40%           B            $  8.16          1,917
EQ/FRANKLIN TEMPLETON ALLOCATION........       1.50%           B            $  8.13          4,993
EQ/FRANKLIN TEMPLETON ALLOCATION........       1.55%           B            $  8.12         27,864
EQ/FRANKLIN TEMPLETON ALLOCATION........       1.60%           B            $  8.10          1,012
EQ/FRANKLIN TEMPLETON ALLOCATION........       1.65%           B            $  8.09         72,176
EQ/FRANKLIN TEMPLETON ALLOCATION........       1.70%           B            $  8.07          4,481
EQ/FRANKLIN TEMPLETON ALLOCATION........       1.80%           B            $  8.04             --
EQ/FRANKLIN TEMPLETON ALLOCATION........       1.90%           B            $  8.01              1

EQ/GAMCO MERGERS & ACQUISITIONS.........       1.30%           A            $ 11.05             88
EQ/GAMCO MERGERS & ACQUISITIONS.........       1.55%           A            $ 11.01             20
EQ/GAMCO MERGERS & ACQUISITIONS.........       1.65%           A            $ 11.00             35
EQ/GAMCO MERGERS & ACQUISITIONS.........       1.70%           A            $ 10.99             20
EQ/GAMCO MERGERS & ACQUISITIONS.........       0.50%           B            $ 13.17             --
EQ/GAMCO MERGERS & ACQUISITIONS.........       0.95%           B            $ 12.84              5
EQ/GAMCO MERGERS & ACQUISITIONS.........       1.20%           B            $ 12.66            480
EQ/GAMCO MERGERS & ACQUISITIONS.........       1.25%           B            $ 12.62          1,652
EQ/GAMCO MERGERS & ACQUISITIONS.........       1.30%           B            $ 12.36          2,379
EQ/GAMCO MERGERS & ACQUISITIONS.........       1.35%           B            $ 12.55            167
EQ/GAMCO MERGERS & ACQUISITIONS.........       1.40%           B            $ 12.51          1,051
EQ/GAMCO MERGERS & ACQUISITIONS.........       1.50%           B            $ 12.44          2,530
EQ/GAMCO MERGERS & ACQUISITIONS.........       1.55%           B            $ 12.40          2,245
EQ/GAMCO MERGERS & ACQUISITIONS.........       1.60%           B            $ 12.37            216
EQ/GAMCO MERGERS & ACQUISITIONS.........       1.65%           B            $ 12.33          3,441
EQ/GAMCO MERGERS & ACQUISITIONS.........       1.70%           B            $ 12.30            286
EQ/GAMCO MERGERS & ACQUISITIONS.........       1.80%           B            $ 12.23              3
EQ/GAMCO MERGERS & ACQUISITIONS.........       1.90%           B            $ 12.16             --

EQ/GAMCO SMALL COMPANY VALUE............       1.30%           A            $ 13.89            693
EQ/GAMCO SMALL COMPANY VALUE............       1.55%           A            $ 13.85            215
EQ/GAMCO SMALL COMPANY VALUE............       1.65%           A            $ 13.84            284
EQ/GAMCO SMALL COMPANY VALUE............       1.70%           A            $ 13.83             43
EQ/GAMCO SMALL COMPANY VALUE............       0.50%           B            $ 44.89             --
EQ/GAMCO SMALL COMPANY VALUE............       0.95%           B            $ 40.55             --
EQ/GAMCO SMALL COMPANY VALUE............       1.20%           B            $ 38.31            930
EQ/GAMCO SMALL COMPANY VALUE............       1.25%           B            $ 37.88          2,564
EQ/GAMCO SMALL COMPANY VALUE............       1.30%           B            $ 58.08          2,518
EQ/GAMCO SMALL COMPANY VALUE............       1.35%           B            $ 37.03            289
EQ/GAMCO SMALL COMPANY VALUE............       1.40%           B            $ 36.61          1,860
EQ/GAMCO SMALL COMPANY VALUE............       1.50%           B            $ 35.79          4,184
EQ/GAMCO SMALL COMPANY VALUE............       1.55%           B            $ 35.38          4,112
EQ/GAMCO SMALL COMPANY VALUE............       1.60%           B            $ 34.98            380
EQ/GAMCO SMALL COMPANY VALUE............       1.65%           B            $ 34.59          4,778
EQ/GAMCO SMALL COMPANY VALUE............       1.70%           B            $ 34.20            678
EQ/GAMCO SMALL COMPANY VALUE............       1.80%           B            $ 33.42              2

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                                  UNITS
                                                 CONTRACT                                      OUTSTANDING
                                                 CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                                ----------   ---------------   ------------   ------------
EQ/GAMCO SMALL COMPANY VALUE.................       1.90%           B            $ 32.67              7

EQ/GLOBAL BOND PLUS..........................       1.30%           A            $ 10.36             73
EQ/GLOBAL BOND PLUS..........................       1.55%           A            $ 10.33             27
EQ/GLOBAL BOND PLUS..........................       1.65%           A            $ 10.32             34
EQ/GLOBAL BOND PLUS..........................       1.70%           A            $ 10.31              6
EQ/GLOBAL BOND PLUS..........................       0.50%           B            $ 12.43             --
EQ/GLOBAL BOND PLUS..........................       0.95%           B            $ 12.14             --
EQ/GLOBAL BOND PLUS..........................       1.20%           B            $ 11.98          1,532
EQ/GLOBAL BOND PLUS..........................       1.25%           B            $ 11.95          3,729
EQ/GLOBAL BOND PLUS..........................       1.30%           B            $ 11.92          5,692
EQ/GLOBAL BOND PLUS..........................       1.35%           B            $ 11.97            523
EQ/GLOBAL BOND PLUS..........................       1.40%           B            $ 11.85          3,110
EQ/GLOBAL BOND PLUS..........................       1.50%           B            $ 11.79          6,648
EQ/GLOBAL BOND PLUS..........................       1.55%           B            $ 11.76          5,515
EQ/GLOBAL BOND PLUS..........................       1.60%           B            $ 11.73          1,209
EQ/GLOBAL BOND PLUS..........................       1.65%           B            $ 11.70         10,881
EQ/GLOBAL BOND PLUS..........................       1.70%           B            $ 11.67          1,235
EQ/GLOBAL BOND PLUS..........................       1.80%           B            $ 11.60             --
EQ/GLOBAL BOND PLUS..........................       1.90%           B            $ 11.54              3

EQ/GLOBAL MULTI-SECTOR EQUITY................       1.30%           A            $ 11.20            112
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.55%           A            $ 11.17             29
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.65%           A            $ 11.16             32
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.70%           A            $ 11.15              1
EQ/GLOBAL MULTI-SECTOR EQUITY................       0.50%           B            $ 20.28             --
EQ/GLOBAL MULTI-SECTOR EQUITY................       0.95%           B            $ 19.09             26
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.20%           B            $ 18.45          2,647
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.25%           B            $ 24.01          5,415
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.30%           B            $ 23.84          6,593
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.35%           B            $ 18.08          1,401
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.40%           B            $ 17.96          5,762
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.50%           B            $ 23.57          9,304
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.55%           B            $ 17.60          8,828
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.60%           B            $ 17.48          1,972
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.65%           B            $ 23.30         10,073
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.70%           B            $ 17.25          1,440
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.80%           B            $ 17.01             22
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.90%           B            $ 16.78              3

EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       0.50%           B            $ 23.97             --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       0.95%           B            $ 21.91              1
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.20%           B            $ 20.85          1,698
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.25%           B            $ 11.10          2,180
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.30%           B            $ 10.17          2,244
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.30%           B            $ 10.99          4,344
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.35%           B            $ 20.23            416
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.40%           B            $ 20.03          2,751
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.50%           B            $ 10.90          2,985
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.55%           B            $ 10.15            780
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.55%           B            $ 19.44          2,228
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.60%           B            $ 19.24          1,196
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.65%           B            $ 10.13          1,189

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                                  UNITS
                                                 CONTRACT                                      OUTSTANDING
                                                 CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                                ----------   ---------------   ------------   ------------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.65%           B            $ 10.78          5,599
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.70%           B            $ 10.13             81
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.70%           B            $ 18.86            948
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.80%           B            $ 18.48              1
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.90%           B            $ 18.12              1

EQ/INTERNATIONAL CORE PLUS...................       1.30%           A            $ 10.88            109
EQ/INTERNATIONAL CORE PLUS...................       1.55%           A            $ 10.85             19
EQ/INTERNATIONAL CORE PLUS...................       1.65%           A            $ 10.84             61
EQ/INTERNATIONAL CORE PLUS...................       1.70%           A            $ 10.83             --
EQ/INTERNATIONAL CORE PLUS...................       0.50%           B            $ 14.28             --
EQ/INTERNATIONAL CORE PLUS...................       0.95%           B            $ 13.54             28
EQ/INTERNATIONAL CORE PLUS...................       1.20%           B            $ 13.15          4,597
EQ/INTERNATIONAL CORE PLUS...................       1.25%           B            $ 15.27          6,638
EQ/INTERNATIONAL CORE PLUS...................       1.30%           B            $ 15.18          5,762
EQ/INTERNATIONAL CORE PLUS...................       1.35%           B            $ 12.92          1,473
EQ/INTERNATIONAL CORE PLUS...................       1.40%           B            $ 12.84          5,774
EQ/INTERNATIONAL CORE PLUS...................       1.50%           B            $ 14.99          6,583
EQ/INTERNATIONAL CORE PLUS...................       1.55%           B            $ 12.62          6,351
EQ/INTERNATIONAL CORE PLUS...................       1.60%           B            $ 12.54          4,538
EQ/INTERNATIONAL CORE PLUS...................       1.65%           B            $ 14.82         12,040
EQ/INTERNATIONAL CORE PLUS...................       1.70%           B            $ 12.39          2,230
EQ/INTERNATIONAL CORE PLUS...................       1.80%           B            $ 12.25             20
EQ/INTERNATIONAL CORE PLUS...................       1.90%           B            $ 12.10              3

EQ/INTERNATIONAL ETF.........................       1.30%           A            $ 10.63             81
EQ/INTERNATIONAL ETF.........................       1.55%           A            $ 10.60             19
EQ/INTERNATIONAL ETF.........................       1.65%           A            $ 10.59             20
EQ/INTERNATIONAL ETF.........................       1.70%           A            $ 10.58              5

EQ/INTERNATIONAL GROWTH......................       1.30%           A            $ 11.58             83
EQ/INTERNATIONAL GROWTH......................       1.55%           A            $ 11.55             20
EQ/INTERNATIONAL GROWTH......................       1.65%           A            $ 11.53             18
EQ/INTERNATIONAL GROWTH......................       1.70%           A            $ 11.53              5
EQ/INTERNATIONAL GROWTH......................       0.50%           B            $ 15.51             --
EQ/INTERNATIONAL GROWTH......................       0.95%           B            $ 15.12             --
EQ/INTERNATIONAL GROWTH......................       1.20%           B            $ 14.90          1,054
EQ/INTERNATIONAL GROWTH......................       1.25%           B            $ 14.86          2,305
EQ/INTERNATIONAL GROWTH......................       1.30%           B            $  6.58          8,917
EQ/INTERNATIONAL GROWTH......................       1.35%           B            $ 14.78            212
EQ/INTERNATIONAL GROWTH......................       1.40%           B            $ 14.73          1,844
EQ/INTERNATIONAL GROWTH......................       1.50%           B            $ 14.65          3,315
EQ/INTERNATIONAL GROWTH......................       1.55%           B            $ 14.61          3,917
EQ/INTERNATIONAL GROWTH......................       1.60%           B            $ 14.57            648
EQ/INTERNATIONAL GROWTH......................       1.65%           B            $ 14.52          7,236
EQ/INTERNATIONAL GROWTH......................       1.70%           B            $ 14.48          1,214
EQ/INTERNATIONAL GROWTH......................       1.80%           B            $ 14.40              5
EQ/INTERNATIONAL GROWTH......................       1.90%           B            $ 14.32             --

EQ/JPMORGAN VALUE OPPORTUNITIES..............       1.30%           A            $ 11.41            114
EQ/JPMORGAN VALUE OPPORTUNITIES..............       1.55%           A            $ 11.37             23
EQ/JPMORGAN VALUE OPPORTUNITIES..............       1.65%           A            $ 11.36             15
EQ/JPMORGAN VALUE OPPORTUNITIES..............       1.70%           A            $ 11.35             11

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                            UNITS
                                           CONTRACT                                      OUTSTANDING
                                           CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                          ----------   ---------------   ------------   ------------
EQ/JPMORGAN VALUE OPPORTUNITIES........       0.50%           B            $ 15.13             --
EQ/JPMORGAN VALUE OPPORTUNITIES........       0.95%           B            $ 14.22              3
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.20%           B            $ 13.74          1,724
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.25%           B            $ 12.33          1,337
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.30%           B            $ 12.24          1,627
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.35%           B            $ 13.45          5,077
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.40%           B            $ 13.36          2,558
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.50%           B            $ 12.10          1,612
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.55%           B            $ 13.09          2,986
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.60%           B            $ 13.00          1,965
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.65%           B            $ 11.97          2,399
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.70%           B            $ 12.82            256
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.80%           B            $ 12.64             41
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.90%           B            $ 12.47             11

EQ/LARGE CAP CORE PLUS.................       0.50%           B            $ 10.43             --
EQ/LARGE CAP CORE PLUS.................       0.95%           B            $  9.88              3
EQ/LARGE CAP CORE PLUS.................       1.20%           B            $  9.58          1,909
EQ/LARGE CAP CORE PLUS.................       1.25%           B            $ 12.27            867
EQ/LARGE CAP CORE PLUS.................       1.30%           B            $ 12.20            636
EQ/LARGE CAP CORE PLUS.................       1.35%           B            $  9.41          1,380
EQ/LARGE CAP CORE PLUS.................       1.40%           B            $  9.35          2,433
EQ/LARGE CAP CORE PLUS.................       1.50%           B            $ 12.05          1,081
EQ/LARGE CAP CORE PLUS.................       1.55%           B            $  9.18          2,525
EQ/LARGE CAP CORE PLUS.................       1.60%           B            $  9.13          2,981
EQ/LARGE CAP CORE PLUS.................       1.65%           B            $ 11.92          1,657
EQ/LARGE CAP CORE PLUS.................       1.70%           B            $  9.02            330
EQ/LARGE CAP CORE PLUS.................       1.80%           B            $  8.91             24
EQ/LARGE CAP CORE PLUS.................       1.90%           B            $  8.80              2

EQ/LARGE CAP GROWTH INDEX..............       1.30%           A            $ 11.92             78
EQ/LARGE CAP GROWTH INDEX..............       1.55%           A            $ 11.88             49
EQ/LARGE CAP GROWTH INDEX..............       1.65%           A            $ 11.87             21
EQ/LARGE CAP GROWTH INDEX..............       1.70%           A            $ 11.86              7
EQ/LARGE CAP GROWTH INDEX..............       0.50%           B            $  8.40             --
EQ/LARGE CAP GROWTH INDEX..............       0.95%           B            $  7.96             27
EQ/LARGE CAP GROWTH INDEX..............       1.20%           B            $  7.73          3,063
EQ/LARGE CAP GROWTH INDEX..............       1.25%           B            $ 13.48          2,192
EQ/LARGE CAP GROWTH INDEX..............       1.30%           B            $ 13.40          1,820
EQ/LARGE CAP GROWTH INDEX..............       1.35%           B            $  7.60          3,016
EQ/LARGE CAP GROWTH INDEX..............       1.40%           B            $  7.55          5,186
EQ/LARGE CAP GROWTH INDEX..............       1.50%           B            $ 13.23          2,903
EQ/LARGE CAP GROWTH INDEX..............       1.55%           B            $  7.42          7,310
EQ/LARGE CAP GROWTH INDEX..............       1.60%           B            $  7.37          5,531
EQ/LARGE CAP GROWTH INDEX..............       1.65%           B            $ 13.08          3,990
EQ/LARGE CAP GROWTH INDEX..............       1.70%           B            $  7.29            906
EQ/LARGE CAP GROWTH INDEX..............       1.80%           B            $  7.20             39
EQ/LARGE CAP GROWTH INDEX..............       1.90%           B            $  7.12             19

EQ/LARGE CAP GROWTH PLUS...............       1.30%           A            $ 11.60             45
EQ/LARGE CAP GROWTH PLUS...............       1.55%           A            $ 11.57             11
EQ/LARGE CAP GROWTH PLUS...............       1.65%           A            $ 11.55             22
EQ/LARGE CAP GROWTH PLUS...............       1.70%           A            $ 11.55              1

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                     UNITS
                                    CONTRACT                                      OUTSTANDING
                                    CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                   ----------   ---------------   ------------   ------------
EQ/LARGE CAP GROWTH PLUS........       0.50%           B            $ 17.71             --
EQ/LARGE CAP GROWTH PLUS........       0.95%           B            $ 16.65             11
EQ/LARGE CAP GROWTH PLUS........       1.20%           B            $ 16.08            953
EQ/LARGE CAP GROWTH PLUS........       1.25%           B            $ 13.69          1,377
EQ/LARGE CAP GROWTH PLUS........       1.30%           B            $ 13.60          1,994
EQ/LARGE CAP GROWTH PLUS........       1.35%           B            $ 15.75          2,743
EQ/LARGE CAP GROWTH PLUS........       1.40%           B            $ 15.64          1,527
EQ/LARGE CAP GROWTH PLUS........       1.50%           B            $ 13.44          2,377
EQ/LARGE CAP GROWTH PLUS........       1.55%           B            $ 15.32          2,793
EQ/LARGE CAP GROWTH PLUS........       1.60%           B            $ 15.21          1,649
EQ/LARGE CAP GROWTH PLUS........       1.65%           B            $ 13.29          2,226
EQ/LARGE CAP GROWTH PLUS........       1.70%           B            $ 15.00            204
EQ/LARGE CAP GROWTH PLUS........       1.80%           B            $ 14.80              4
EQ/LARGE CAP GROWTH PLUS........       1.90%           B            $ 14.59              1

EQ/LARGE CAP VALUE INDEX........       1.30%           A            $ 11.62             41
EQ/LARGE CAP VALUE INDEX........       1.55%           A            $ 11.58             15
EQ/LARGE CAP VALUE INDEX........       1.65%           A            $ 11.57             20
EQ/LARGE CAP VALUE INDEX........       1.70%           A            $ 11.56              6
EQ/LARGE CAP VALUE INDEX........       0.50%           B            $  6.18             --
EQ/LARGE CAP VALUE INDEX........       0.95%           B            $  6.03             --
EQ/LARGE CAP VALUE INDEX........       1.20%           B            $  5.95            463
EQ/LARGE CAP VALUE INDEX........       1.25%           B            $  5.94          2,219
EQ/LARGE CAP VALUE INDEX........       1.30%           B            $  5.92          3,116
EQ/LARGE CAP VALUE INDEX........       1.35%           B            $  5.99            137
EQ/LARGE CAP VALUE INDEX........       1.40%           B            $  5.89            620
EQ/LARGE CAP VALUE INDEX........       1.50%           B            $  5.86          3,165
EQ/LARGE CAP VALUE INDEX........       1.55%           B            $  5.84          2,766
EQ/LARGE CAP VALUE INDEX........       1.60%           B            $  5.83            306
EQ/LARGE CAP VALUE INDEX........       1.65%           B            $  5.81          6,525
EQ/LARGE CAP VALUE INDEX........       1.70%           B            $  5.80            832
EQ/LARGE CAP VALUE INDEX........       1.80%           B            $  5.77             --
EQ/LARGE CAP VALUE INDEX........       1.90%           B            $  5.74             --

EQ/LARGE CAP VALUE PLUS.........       1.30%           A            $ 11.41             72
EQ/LARGE CAP VALUE PLUS.........       1.55%           A            $ 11.38             23
EQ/LARGE CAP VALUE PLUS.........       1.65%           A            $ 11.36              7
EQ/LARGE CAP VALUE PLUS.........       1.70%           A            $ 11.36             --
EQ/LARGE CAP VALUE PLUS.........       0.50%           B            $ 13.95             --
EQ/LARGE CAP VALUE PLUS.........       0.95%           B            $ 13.15             22
EQ/LARGE CAP VALUE PLUS.........       1.20%           B            $ 12.73         11,451
EQ/LARGE CAP VALUE PLUS.........       1.25%           B            $ 10.68         13,845
EQ/LARGE CAP VALUE PLUS.........       1.30%           B            $ 10.61          4,942
EQ/LARGE CAP VALUE PLUS.........       1.35%           B            $ 12.48          3,217
EQ/LARGE CAP VALUE PLUS.........       1.40%           B            $ 12.40         17,469
EQ/LARGE CAP VALUE PLUS.........       1.50%           B            $ 10.49         20,267
EQ/LARGE CAP VALUE PLUS.........       1.55%           B            $ 12.15          6,685
EQ/LARGE CAP VALUE PLUS.........       1.60%           B            $ 12.07          8,017
EQ/LARGE CAP VALUE PLUS.........       1.65%           B            $ 10.37         14,279
EQ/LARGE CAP VALUE PLUS.........       1.70%           B            $ 11.91          2,059
EQ/LARGE CAP VALUE PLUS.........       1.80%           B            $ 11.76            104
EQ/LARGE CAP VALUE PLUS.........       1.90%           B            $ 11.60             16

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                             UNITS
                                            CONTRACT                                      OUTSTANDING
                                            CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                           ----------   ---------------   ------------   ------------
EQ/LORD ABBETT GROWTH AND INCOME........       0.50%           B            $ 11.10             --
EQ/LORD ABBETT GROWTH AND INCOME........       0.95%           B            $ 10.81             --
EQ/LORD ABBETT GROWTH AND INCOME........       1.20%           B            $ 10.66            389
EQ/LORD ABBETT GROWTH AND INCOME........       1.25%           B            $ 10.63          1,831
EQ/LORD ABBETT GROWTH AND INCOME........       1.30%           B            $ 10.64          2,286
EQ/LORD ABBETT GROWTH AND INCOME........       1.35%           B            $ 10.57            206
EQ/LORD ABBETT GROWTH AND INCOME........       1.40%           B            $ 10.54            649
EQ/LORD ABBETT GROWTH AND INCOME........       1.50%           B            $ 10.48          1,984
EQ/LORD ABBETT GROWTH AND INCOME........       1.55%           B            $ 10.45          2,198
EQ/LORD ABBETT GROWTH AND INCOME........       1.60%           B            $ 10.42            259
EQ/LORD ABBETT GROWTH AND INCOME........       1.65%           B            $ 10.39          4,897
EQ/LORD ABBETT GROWTH AND INCOME........       1.70%           B            $ 10.36            406
EQ/LORD ABBETT GROWTH AND INCOME........       1.80%           B            $ 10.30              2
EQ/LORD ABBETT GROWTH AND INCOME........       1.90%           B            $ 10.24              1

EQ/LORD ABBETT LARGE CAP CORE...........       0.50%           B            $ 12.76             --
EQ/LORD ABBETT LARGE CAP CORE...........       0.95%           B            $ 12.43             --
EQ/LORD ABBETT LARGE CAP CORE...........       1.20%           B            $ 12.26            577
EQ/LORD ABBETT LARGE CAP CORE...........       1.25%           B            $ 12.22          1,451
EQ/LORD ABBETT LARGE CAP CORE...........       1.30%           B            $ 12.27          2,940
EQ/LORD ABBETT LARGE CAP CORE...........       1.35%           B            $ 12.15            274
EQ/LORD ABBETT LARGE CAP CORE...........       1.40%           B            $ 12.12          1,208
EQ/LORD ABBETT LARGE CAP CORE...........       1.50%           B            $ 12.05          2,107
EQ/LORD ABBETT LARGE CAP CORE...........       1.55%           B            $ 12.01          2,449
EQ/LORD ABBETT LARGE CAP CORE...........       1.60%           B            $ 11.98            269
EQ/LORD ABBETT LARGE CAP CORE...........       1.65%           B            $ 11.94          4,125
EQ/LORD ABBETT LARGE CAP CORE...........       1.70%           B            $ 11.91            473
EQ/LORD ABBETT LARGE CAP CORE...........       1.80%           B            $ 11.84             --
EQ/LORD ABBETT LARGE CAP CORE...........       1.90%           B            $ 11.77             --

EQ/MID CAP INDEX........................       1.30%           A            $ 13.07            100
EQ/MID CAP INDEX........................       1.55%           A            $ 13.04             27
EQ/MID CAP INDEX........................       1.65%           A            $ 13.02             43
EQ/MID CAP INDEX........................       1.70%           A            $ 13.01             15
EQ/MID CAP INDEX........................       0.50%           B            $ 12.49             --
EQ/MID CAP INDEX........................       0.95%           B            $ 11.92             21
EQ/MID CAP INDEX........................       1.20%           B            $ 11.61          6,242
EQ/MID CAP INDEX........................       1.25%           B            $ 13.43          6,745
EQ/MID CAP INDEX........................       1.30%           B            $ 13.36          5,233
EQ/MID CAP INDEX........................       1.35%           B            $ 11.43            740
EQ/MID CAP INDEX........................       1.40%           B            $ 11.37          8,312
EQ/MID CAP INDEX........................       1.50%           B            $ 13.18          8,957
EQ/MID CAP INDEX........................       1.55%           B            $ 11.20          7,480
EQ/MID CAP INDEX........................       1.60%           B            $ 11.14          3,823
EQ/MID CAP INDEX........................       1.65%           B            $ 13.03         10,198
EQ/MID CAP INDEX........................       1.70%           B            $ 11.02          1,672
EQ/MID CAP INDEX........................       1.80%           B            $ 10.90             22
EQ/MID CAP INDEX........................       1.90%           B            $ 10.79              2

EQ/MID CAP VALUE PLUS...................       1.30%           A            $ 12.71             17
EQ/MID CAP VALUE PLUS...................       1.55%           A            $ 12.67              7
EQ/MID CAP VALUE PLUS...................       1.65%           A            $ 12.66              1

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                        UNITS
                                       CONTRACT                                      OUTSTANDING
                                       CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                      ----------   ---------------   ------------   ------------
EQ/MID CAP VALUE PLUS..............       1.70%           A            $ 12.65             --
EQ/MID CAP VALUE PLUS..............       0.50%           B            $ 18.49             --
EQ/MID CAP VALUE PLUS..............       0.95%           B            $ 17.38              8
EQ/MID CAP VALUE PLUS..............       1.20%           B            $ 16.79          4,716
EQ/MID CAP VALUE PLUS..............       1.25%           B            $ 14.78         10,926
EQ/MID CAP VALUE PLUS..............       1.30%           B            $ 14.68          8,296
EQ/MID CAP VALUE PLUS..............       1.35%           B            $ 16.45            732
EQ/MID CAP VALUE PLUS..............       1.40%           B            $ 16.33          7,269
EQ/MID CAP VALUE PLUS..............       1.50%           B            $ 14.51         15,222
EQ/MID CAP VALUE PLUS..............       1.55%           B            $ 16.00          7,106
EQ/MID CAP VALUE PLUS..............       1.60%           B            $ 15.88          2,940
EQ/MID CAP VALUE PLUS..............       1.65%           B            $ 14.35         16,208
EQ/MID CAP VALUE PLUS..............       1.70%           B            $ 15.67          1,830
EQ/MID CAP VALUE PLUS..............       1.80%           B            $ 15.45             24
EQ/MID CAP VALUE PLUS..............       1.90%           B            $ 15.24              9

EQ/MONEY MARKET....................       1.30%           A            $  9.87            312
EQ/MONEY MARKET....................       1.55%           A            $  9.84          1,626
EQ/MONEY MARKET....................       1.65%           A            $  9.83            123
EQ/MONEY MARKET....................       1.70%           A            $  9.82            118
EQ/MONEY MARKET....................       0.00%           B            $ 44.43             14
EQ/MONEY MARKET....................       0.50%           B            $ 38.33             --
EQ/MONEY MARKET....................       0.65%           B            $  1.00             --
EQ/MONEY MARKET....................       0.95%           B            $ 33.55              1
EQ/MONEY MARKET....................       1.15%           B            $ 11.07              2
EQ/MONEY MARKET....................       1.15%           B            $ 31.29             50
EQ/MONEY MARKET....................       1.15%           B            $ 31.61             25
EQ/MONEY MARKET....................       1.20%           B            $ 31.14          1,161
EQ/MONEY MARKET....................       1.25%           B            $  1.00         24,335
EQ/MONEY MARKET....................       1.25%           B            $ 10.55          4,557
EQ/MONEY MARKET....................       1.30%           B            $ 10.39          5,496
EQ/MONEY MARKET....................       1.35%           B            $ 29.78          1,398
EQ/MONEY MARKET....................       1.40%           B            $ 29.33          2,401
EQ/MONEY MARKET....................       1.50%           B            $ 10.36          8,789
EQ/MONEY MARKET....................       1.55%           B            $ 28.05          2,790
EQ/MONEY MARKET....................       1.55%           B            $ 31.29            508
EQ/MONEY MARKET....................       1.60%           B            $ 27.63          1,996
EQ/MONEY MARKET....................       1.65%           B            $ 10.25         10,912
EQ/MONEY MARKET....................       1.70%           B            $ 26.82            729
EQ/MONEY MARKET....................       1.70%           B            $ 31.18             26
EQ/MONEY MARKET....................       1.80%           B            $ 26.02              5
EQ/MONEY MARKET....................       1.90%           B            $ 25.25              2

EQ/MONTAG & CALDWELL GROWTH........       1.30%           A            $ 11.00            309
EQ/MONTAG & CALDWELL GROWTH........       1.55%           A            $ 10.97             51
EQ/MONTAG & CALDWELL GROWTH........       1.65%           A            $ 10.96             88
EQ/MONTAG & CALDWELL GROWTH........       1.70%           A            $ 10.95             10
EQ/MONTAG & CALDWELL GROWTH........       0.50%           B            $  5.87             --
EQ/MONTAG & CALDWELL GROWTH........       0.95%           B            $  5.56             --
EQ/MONTAG & CALDWELL GROWTH........       1.20%           B            $  5.39          1,575
EQ/MONTAG & CALDWELL GROWTH........       1.25%           B            $  5.36          3,294
EQ/MONTAG & CALDWELL GROWTH........       1.30%           B            $  2.13          9,473

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                             UNITS
                                            CONTRACT                                      OUTSTANDING
                                            CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                           ----------   ---------------   ------------   ------------
EQ/MONTAG & CALDWELL GROWTH.............       1.35%           B            $  5.29            431
EQ/MONTAG & CALDWELL GROWTH.............       1.40%           B            $  5.26          3,448
EQ/MONTAG & CALDWELL GROWTH.............       1.50%           B            $  5.20          5,694
EQ/MONTAG & CALDWELL GROWTH.............       1.55%           B            $  5.16          5,560
EQ/MONTAG & CALDWELL GROWTH.............       1.60%           B            $  5.13          1,000
EQ/MONTAG & CALDWELL GROWTH.............       1.65%           B            $  5.10          6,667
EQ/MONTAG & CALDWELL GROWTH.............       1.70%           B            $  5.07            964
EQ/MONTAG & CALDWELL GROWTH.............       1.80%           B            $  5.01             14
EQ/MONTAG & CALDWELL GROWTH.............       1.90%           B            $  4.95              1

EQ/MORGAN STANLEY MID CAP GROWTH........       1.30%           A            $ 13.36            266
EQ/MORGAN STANLEY MID CAP GROWTH........       1.55%           A            $ 13.33             57
EQ/MORGAN STANLEY MID CAP GROWTH........       1.65%           A            $ 13.31            123
EQ/MORGAN STANLEY MID CAP GROWTH........       1.70%           A            $ 13.30             10
EQ/MORGAN STANLEY MID CAP GROWTH........       0.50%           B            $ 17.77             --
EQ/MORGAN STANLEY MID CAP GROWTH........       0.95%           B            $ 17.32              7
EQ/MORGAN STANLEY MID CAP GROWTH........       1.20%           B            $ 17.07          1,445
EQ/MORGAN STANLEY MID CAP GROWTH........       1.25%           B            $ 17.02          3,905
EQ/MORGAN STANLEY MID CAP GROWTH........       1.30%           B            $ 16.97          5,277
EQ/MORGAN STANLEY MID CAP GROWTH........       1.35%           B            $ 16.92            512
EQ/MORGAN STANLEY MID CAP GROWTH........       1.40%           B            $ 16.87          2,831
EQ/MORGAN STANLEY MID CAP GROWTH........       1.50%           B            $ 16.78          5,482
EQ/MORGAN STANLEY MID CAP GROWTH........       1.55%           B            $ 16.73          5,888
EQ/MORGAN STANLEY MID CAP GROWTH........       1.60%           B            $ 16.68            616
EQ/MORGAN STANLEY MID CAP GROWTH........       1.65%           B            $ 16.63          9,351
EQ/MORGAN STANLEY MID CAP GROWTH........       1.70%           B            $ 16.59            889
EQ/MORGAN STANLEY MID CAP GROWTH........       1.80%           B            $ 16.49              3
EQ/MORGAN STANLEY MID CAP GROWTH........       1.90%           B            $ 16.40              1

EQ/MUTUAL LARGE CAP EQUITY..............       1.30%           A            $ 11.34             28
EQ/MUTUAL LARGE CAP EQUITY..............       1.55%           A            $ 11.31              2
EQ/MUTUAL LARGE CAP EQUITY..............       1.65%           A            $ 11.29             15
EQ/MUTUAL LARGE CAP EQUITY..............       1.70%           A            $ 11.29              2
EQ/MUTUAL LARGE CAP EQUITY..............       0.50%           B            $  9.28             --
EQ/MUTUAL LARGE CAP EQUITY..............       0.95%           B            $  9.10              5
EQ/MUTUAL LARGE CAP EQUITY..............       1.20%           B            $  9.00            673
EQ/MUTUAL LARGE CAP EQUITY..............       1.25%           B            $  8.98          2,191
EQ/MUTUAL LARGE CAP EQUITY..............       1.30%           B            $  8.96          5,245
EQ/MUTUAL LARGE CAP EQUITY..............       1.35%           B            $  8.94            146
EQ/MUTUAL LARGE CAP EQUITY..............       1.40%           B            $  8.92            943
EQ/MUTUAL LARGE CAP EQUITY..............       1.50%           B            $  8.88          1,913
EQ/MUTUAL LARGE CAP EQUITY..............       1.55%           B            $  8.86          3,351
EQ/MUTUAL LARGE CAP EQUITY..............       1.60%           B            $  8.84            357
EQ/MUTUAL LARGE CAP EQUITY..............       1.65%           B            $  8.82          9,869
EQ/MUTUAL LARGE CAP EQUITY..............       1.70%           B            $  8.80          1,238
EQ/MUTUAL LARGE CAP EQUITY..............       1.80%           B            $  8.76              1
EQ/MUTUAL LARGE CAP EQUITY..............       1.90%           B            $  8.73             --

EQ/OPPENHEIMER GLOBAL...................       1.30%           A            $ 11.61            154
EQ/OPPENHEIMER GLOBAL...................       1.55%           A            $ 11.57             44
EQ/OPPENHEIMER GLOBAL...................       1.65%           A            $ 11.56             59
EQ/OPPENHEIMER GLOBAL...................       1.70%           A            $ 11.55              7
EQ/OPPENHEIMER GLOBAL...................       0.50%           B            $ 10.90             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                      UNITS
                                     CONTRACT                                      OUTSTANDING
                                     CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                    ----------   ---------------   ------------   ------------
EQ/OPPENHEIMER GLOBAL............       0.95%           B            $ 10.69             --
EQ/OPPENHEIMER GLOBAL............       1.20%           B            $ 10.58            868
EQ/OPPENHEIMER GLOBAL............       1.25%           B            $ 10.55          1,897
EQ/OPPENHEIMER GLOBAL............       1.30%           B            $ 10.53          4,348
EQ/OPPENHEIMER GLOBAL............       1.35%           B            $ 10.51            241
EQ/OPPENHEIMER GLOBAL............       1.40%           B            $ 10.48          1,559
EQ/OPPENHEIMER GLOBAL............       1.50%           B            $ 10.44          2,390
EQ/OPPENHEIMER GLOBAL............       1.55%           B            $ 10.42          3,598
EQ/OPPENHEIMER GLOBAL............       1.60%           B            $ 10.39            462
EQ/OPPENHEIMER GLOBAL............       1.65%           B            $ 10.37          6,724
EQ/OPPENHEIMER GLOBAL............       1.70%           B            $ 10.35          1,073
EQ/OPPENHEIMER GLOBAL............       1.80%           B            $ 10.30              2
EQ/OPPENHEIMER GLOBAL............       1.90%           B            $ 10.26              1

EQ/PIMCO ULTRA SHORT BOND........       1.30%           A            $  9.96            476
EQ/PIMCO ULTRA SHORT BOND........       1.55%           A            $  9.94            104
EQ/PIMCO ULTRA SHORT BOND........       1.65%           A            $  9.92            228
EQ/PIMCO ULTRA SHORT BOND........       1.70%           A            $  9.92            531
EQ/PIMCO ULTRA SHORT BOND........       0.50%           B            $ 11.40             --
EQ/PIMCO ULTRA SHORT BOND........       0.95%           B            $ 11.11             --
EQ/PIMCO ULTRA SHORT BOND........       1.20%           B            $ 10.95          3,480
EQ/PIMCO ULTRA SHORT BOND........       1.25%           B            $ 10.92         12,574
EQ/PIMCO ULTRA SHORT BOND........       1.30%           B            $  9.50         17,862
EQ/PIMCO ULTRA SHORT BOND........       1.35%           B            $ 10.85          1,624
EQ/PIMCO ULTRA SHORT BOND........       1.40%           B            $ 10.82          7,237
EQ/PIMCO ULTRA SHORT BOND........       1.50%           B            $ 10.76         18,756
EQ/PIMCO ULTRA SHORT BOND........       1.55%           B            $ 10.73         16,269
EQ/PIMCO ULTRA SHORT BOND........       1.60%           B            $ 10.70          3,449
EQ/PIMCO ULTRA SHORT BOND........       1.65%           B            $ 10.67         36,696
EQ/PIMCO ULTRA SHORT BOND........       1.70%           B            $ 10.64          3,294
EQ/PIMCO ULTRA SHORT BOND........       1.80%           B            $ 10.58             15
EQ/PIMCO ULTRA SHORT BOND........       1.90%           B            $ 10.52             13

EQ/QUALITY BOND PLUS.............       0.50%           B            $ 19.80             --
EQ/QUALITY BOND PLUS.............       0.95%           B            $ 18.31              2
EQ/QUALITY BOND PLUS.............       1.20%           B            $ 17.53          2,529
EQ/QUALITY BOND PLUS.............       1.25%           B            $ 11.31          5,304
EQ/QUALITY BOND PLUS.............       1.30%           B            $ 11.21          5,967
EQ/QUALITY BOND PLUS.............       1.35%           B            $ 17.08            392
EQ/QUALITY BOND PLUS.............       1.40%           B            $ 16.93          4,631
EQ/QUALITY BOND PLUS.............       1.50%           B            $ 11.10          8,821
EQ/QUALITY BOND PLUS.............       1.55%           B            $ 16.49          4,269
EQ/QUALITY BOND PLUS.............       1.60%           B            $ 16.35          1,310
EQ/QUALITY BOND PLUS.............       1.65%           B            $ 10.98          9,470
EQ/QUALITY BOND PLUS.............       1.70%           B            $ 16.06            941
EQ/QUALITY BOND PLUS.............       1.80%           B            $ 15.78              5
EQ/QUALITY BOND PLUS.............       1.90%           B            $ 15.51              3

EQ/SMALL COMPANY INDEX...........       1.30%           A            $ 13.40             96
EQ/SMALL COMPANY INDEX...........       1.55%           A            $ 13.36             29
EQ/SMALL COMPANY INDEX...........       1.65%           A            $ 13.35             50
EQ/SMALL COMPANY INDEX...........       1.70%           A            $ 13.34             18
EQ/SMALL COMPANY INDEX...........       0.50%           B            $ 18.62             --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                          UNITS
                                         CONTRACT                                      OUTSTANDING
                                         CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                        ----------   ---------------   ------------   ------------
EQ/SMALL COMPANY INDEX...............       0.95%           B            $ 17.56              5
EQ/SMALL COMPANY INDEX...............       1.20%           B            $ 16.99          2,150
EQ/SMALL COMPANY INDEX...............       1.25%           B            $ 14.56          3,545
EQ/SMALL COMPANY INDEX...............       1.30%           B            $ 14.46          5,026
EQ/SMALL COMPANY INDEX...............       1.35%           B            $ 16.66            744
EQ/SMALL COMPANY INDEX...............       1.40%           B            $ 16.55          3,418
EQ/SMALL COMPANY INDEX...............       1.50%           B            $ 14.29          4,821
EQ/SMALL COMPANY INDEX...............       1.55%           B            $ 16.22          4,357
EQ/SMALL COMPANY INDEX...............       1.60%           B            $ 16.12          1,345
EQ/SMALL COMPANY INDEX...............       1.65%           B            $ 14.13          7,175
EQ/SMALL COMPANY INDEX...............       1.70%           B            $ 15.91            850
EQ/SMALL COMPANY INDEX...............       1.80%           B            $ 15.70             10
EQ/SMALL COMPANY INDEX...............       1.90%           B            $ 15.49              2

EQ/T. ROWE PRICE GROWTH STOCK........       1.30%           A            $ 11.92            287
EQ/T. ROWE PRICE GROWTH STOCK........       1.55%           A            $ 11.88             54
EQ/T. ROWE PRICE GROWTH STOCK........       1.65%           A            $ 11.87             98
EQ/T. ROWE PRICE GROWTH STOCK........       1.70%           A            $ 11.86              4
EQ/T. ROWE PRICE GROWTH STOCK........       0.50%           B            $ 19.50             --
EQ/T. ROWE PRICE GROWTH STOCK........       0.95%           B            $ 17.61              3
EQ/T. ROWE PRICE GROWTH STOCK........       1.20%           B            $ 16.64          1,468
EQ/T. ROWE PRICE GROWTH STOCK........       1.25%           B            $ 16.45          2,236
EQ/T. ROWE PRICE GROWTH STOCK........       1.30%           B            $  6.22          9,277
EQ/T. ROWE PRICE GROWTH STOCK........       1.35%           B            $ 16.08            404
EQ/T. ROWE PRICE GROWTH STOCK........       1.40%           B            $ 15.90          2,506
EQ/T. ROWE PRICE GROWTH STOCK........       1.50%           B            $ 15.55          3,691
EQ/T. ROWE PRICE GROWTH STOCK........       1.55%           B            $ 15.37          4,145
EQ/T. ROWE PRICE GROWTH STOCK........       1.60%           B            $ 15.20          1,157
EQ/T. ROWE PRICE GROWTH STOCK........       1.65%           B            $ 15.02          5,568
EQ/T. ROWE PRICE GROWTH STOCK........       1.70%           B            $ 14.85            606
EQ/T. ROWE PRICE GROWTH STOCK........       1.80%           B            $ 14.52              9
EQ/T. ROWE PRICE GROWTH STOCK........       1.90%           B            $ 14.19             11

EQ/TEMPLETON GLOBAL EQUITY...........       1.30%           A            $ 10.87             41
EQ/TEMPLETON GLOBAL EQUITY...........       1.55%           A            $ 10.84             22
EQ/TEMPLETON GLOBAL EQUITY...........       1.65%           A            $ 10.82             14
EQ/TEMPLETON GLOBAL EQUITY...........       1.70%           A            $ 10.82             10
EQ/TEMPLETON GLOBAL EQUITY...........       0.50%           B            $  8.97             --
EQ/TEMPLETON GLOBAL EQUITY...........       0.95%           B            $  8.80              1
EQ/TEMPLETON GLOBAL EQUITY...........       1.20%           B            $  8.70            468
EQ/TEMPLETON GLOBAL EQUITY...........       1.25%           B            $  8.68          1,576
EQ/TEMPLETON GLOBAL EQUITY...........       1.30%           B            $  8.66          5,019
EQ/TEMPLETON GLOBAL EQUITY...........       1.35%           B            $  8.64            172
EQ/TEMPLETON GLOBAL EQUITY...........       1.40%           B            $  8.62            801
EQ/TEMPLETON GLOBAL EQUITY...........       1.50%           B            $  8.59          1,839
EQ/TEMPLETON GLOBAL EQUITY...........       1.55%           B            $  8.57          3,481
EQ/TEMPLETON GLOBAL EQUITY...........       1.60%           B            $  8.55            377
EQ/TEMPLETON GLOBAL EQUITY...........       1.65%           B            $  8.53          8,076
EQ/TEMPLETON GLOBAL EQUITY...........       1.70%           B            $  8.51            694
EQ/TEMPLETON GLOBAL EQUITY...........       1.80%           B            $  8.47              2
EQ/TEMPLETON GLOBAL EQUITY...........       1.90%           B            $  8.44             --

EQ/UBS GROWTH & INCOME...............       0.50%           B            $  5.97             --
EQ/UBS GROWTH & INCOME...............       0.95%           B            $  5.65             --
EQ/UBS GROWTH & INCOME...............       1.20%           B            $  5.48            281

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                                              UNITS
                                                           CONTRACT                                        OUTSTANDING
                                                           CHARGES*      SHARE CLASS**      UNIT VALUE       (000S)
                                                          ----------   -----------------   ------------   ------------
EQ/UBS GROWTH & INCOME.................................       1.25%           B              $  5.44          1,577
EQ/UBS GROWTH & INCOME.................................       1.30%           B              $  2.13          5,355
EQ/UBS GROWTH & INCOME.................................       1.35%           B              $  5.38             77
EQ/UBS GROWTH & INCOME.................................       1.40%           B              $  5.34            571
EQ/UBS GROWTH & INCOME.................................       1.50%           B              $  5.28          3,153
EQ/UBS GROWTH & INCOME.................................       1.55%           B              $  5.25          2,555
EQ/UBS GROWTH & INCOME.................................       1.60%           B              $  5.21            105
EQ/UBS GROWTH & INCOME.................................       1.65%           B              $  5.18          2,625
EQ/UBS GROWTH & INCOME.................................       1.70%           B              $  5.15            161
EQ/UBS GROWTH & INCOME.................................       1.80%           B              $  5.09             --
EQ/UBS GROWTH & INCOME.................................       1.90%           B              $  5.03             --

EQ/VAN KAMPEN COMSTOCK.................................       1.30%           A              $ 11.64             44
EQ/VAN KAMPEN COMSTOCK.................................       1.55%           A              $ 11.61             15
EQ/VAN KAMPEN COMSTOCK.................................       1.65%           A              $ 11.59             19
EQ/VAN KAMPEN COMSTOCK.................................       1.70%           A              $ 11.59              5
EQ/VAN KAMPEN COMSTOCK.................................       0.50%           B              $ 10.78             --
EQ/VAN KAMPEN COMSTOCK.................................       0.95%           B              $ 10.51              1
EQ/VAN KAMPEN COMSTOCK.................................       1.20%           B              $ 10.36            446
EQ/VAN KAMPEN COMSTOCK.................................       1.25%           B              $ 10.33          3,440
EQ/VAN KAMPEN COMSTOCK.................................       1.30%           B              $ 10.30          2,995
EQ/VAN KAMPEN COMSTOCK.................................       1.35%           B              $ 10.27            196
EQ/VAN KAMPEN COMSTOCK.................................       1.40%           B              $ 10.24            711
EQ/VAN KAMPEN COMSTOCK.................................       1.50%           B              $ 10.18          2,918
EQ/VAN KAMPEN COMSTOCK.................................       1.55%           B              $ 10.15          2,134
EQ/VAN KAMPEN COMSTOCK.................................       1.60%           B              $ 10.12            314
EQ/VAN KAMPEN COMSTOCK.................................       1.65%           B              $ 10.09          9,622
EQ/VAN KAMPEN COMSTOCK.................................       1.70%           B              $ 10.07            587
EQ/VAN KAMPEN COMSTOCK.................................       1.80%           B              $ 10.01              4
EQ/VAN KAMPEN COMSTOCK.................................       1.90%           B              $  9.95              1

EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..................       0.50%           B              $ 12.42             --
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..................       0.95%           B              $ 11.76             --
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..................       1.20%           B              $ 11.41          2,554
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..................       1.25%           B              $ 15.31          3,103
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..................       1.30%           B              $ 15.21          3,985
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..................       1.35%           B              $ 11.21            473
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..................       1.40%           B              $ 11.14          3,291
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..................       1.50%           B              $ 15.03          3,935
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..................       1.55%           B              $ 10.94          5,391
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..................       1.60%           B              $ 10.87          1,289
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..................       1.65%           B              $ 14.86          6,166
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..................       1.70%           B              $ 10.74            957
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..................       1.80%           B              $ 10.61             --
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH..................       1.90%           B              $ 10.48              3

FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO........       1.30%    Service Class 2       $ 11.75             14
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO........       1.55%    Service Class 2       $ 11.72             27
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO........       1.65%    Service Class 2       $ 11.71             25
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO........       1.70%    Service Class 2       $ 11.70             --

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO................       1.30%    Service Class 2       $ 11.97            507
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO................       1.55%    Service Class 2       $ 11.94            124
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO................       1.65%    Service Class 2       $ 11.92            411
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO................       1.70%    Service Class 2       $ 11.91             11

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                                                    UNITS
                                                                 CONTRACT                                        OUTSTANDING
                                                                 CHARGES*      SHARE CLASS**      UNIT VALUE       (000S)
                                                                ----------   -----------------   ------------   ------------
FIDELITY(R) VIP MID CAP PORTFOLIO............................       1.30%    Service Class 2       $ 12.91           251
FIDELITY(R) VIP MID CAP PORTFOLIO............................       1.55%    Service Class 2       $ 12.87            64
FIDELITY(R) VIP MID CAP PORTFOLIO............................       1.65%    Service Class 2       $ 12.86            95
FIDELITY(R) VIP MID CAP PORTFOLIO............................       1.70%    Service Class 2       $ 12.85             7

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO...................       1.30%    Service Class 2       $ 10.90           355
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO...................       1.55%    Service Class 2       $ 10.87            69
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO...................       1.65%    Service Class 2       $ 10.86           156
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO...................       1.70%    Service Class 2       $ 10.85            51

FRANKLIN INCOME SECURITIES FUND..............................       1.30%        Class 2           $ 10.87           144
FRANKLIN INCOME SECURITIES FUND..............................       1.55%        Class 2           $ 10.85            41
FRANKLIN INCOME SECURITIES FUND..............................       1.65%        Class 2           $ 10.84            74
FRANKLIN INCOME SECURITIES FUND..............................       1.70%        Class 2           $ 10.83            93

FRANKLIN STRATEGIC INCOME SECURITIES FUND....................       1.30%        Class 2           $ 11.11           253
FRANKLIN STRATEGIC INCOME SECURITIES FUND....................       1.55%        Class 2           $ 11.08            60
FRANKLIN STRATEGIC INCOME SECURITIES FUND....................       1.65%        Class 2           $ 11.07            91
FRANKLIN STRATEGIC INCOME SECURITIES FUND....................       1.70%        Class 2           $ 11.06            36

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND........       1.30%        Class 2           $ 10.62            53
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND........       1.55%        Class 2           $ 10.59            18
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND........       1.65%        Class 2           $ 10.58            25
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND........       1.70%        Class 2           $ 10.58             8

GOLDMAN SACHS VIT MID CAP VALUE FUND.........................       1.30%     Service Shares       $ 12.90           148
GOLDMAN SACHS VIT MID CAP VALUE FUND.........................       1.55%     Service Shares       $ 12.86            35
GOLDMAN SACHS VIT MID CAP VALUE FUND.........................       1.65%     Service Shares       $ 12.84            58
GOLDMAN SACHS VIT MID CAP VALUE FUND.........................       1.70%     Service Shares       $ 12.84             2

INVESCO V.I. FINANCIAL SERVICES FUND.........................       1.30%       Series II          $ 10.88            22
INVESCO V.I. FINANCIAL SERVICES FUND.........................       1.55%       Series II          $ 10.85            24
INVESCO V.I. FINANCIAL SERVICES FUND.........................       1.65%       Series II          $ 10.83            10
INVESCO V.I. FINANCIAL SERVICES FUND.........................       1.70%       Series II          $ 10.83             3

INVESCO V.I. GLOBAL REAL ESTATE FUND.........................       1.30%       Series II          $ 11.83           269
INVESCO V.I. GLOBAL REAL ESTATE FUND.........................       1.55%       Series II          $ 11.80            71
INVESCO V.I. GLOBAL REAL ESTATE FUND.........................       1.65%       Series II          $ 11.78           118
INVESCO V.I. GLOBAL REAL ESTATE FUND.........................       1.70%       Series II          $ 11.77            25

INVESCO V.I. INTERNATIONAL GROWTH FUND.......................       1.30%       Series II          $ 11.40           235
INVESCO V.I. INTERNATIONAL GROWTH FUND.......................       1.55%       Series II          $ 11.36            49
INVESCO V.I. INTERNATIONAL GROWTH FUND.......................       1.65%       Series II          $ 11.35            77
INVESCO V.I. INTERNATIONAL GROWTH FUND.......................       1.70%       Series II          $ 11.34             5

INVESCO V.I. LEISURE FUND....................................       1.30%       Series II          $ 12.36             6
INVESCO V.I. LEISURE FUND....................................       1.55%       Series II          $ 12.33             1
INVESCO V.I. LEISURE FUND....................................       1.65%       Series II          $ 12.31             4
INVESCO V.I. LEISURE FUND....................................       1.70%       Series II          $ 12.31            --

INVESCO V.I. MID CAP CORE EQUITY FUND........................       1.30%       Series II          $ 11.67            84
INVESCO V.I. MID CAP CORE EQUITY FUND........................       1.55%       Series II          $ 11.63            15
INVESCO V.I. MID CAP CORE EQUITY FUND........................       1.65%       Series II          $ 11.62            21
INVESCO V.I. MID CAP CORE EQUITY FUND........................       1.70%       Series II          $ 11.61             3

INVESCO V.I. SMALL CAP EQUITY FUND...........................       1.30%       Series II          $ 13.50            34
INVESCO V.I. SMALL CAP EQUITY FUND...........................       1.55%       Series II          $ 13.46            15
INVESCO V.I. SMALL CAP EQUITY FUND...........................       1.65%       Series II          $ 13.45            21
INVESCO V.I. SMALL CAP EQUITY FUND...........................       1.70%       Series II          $ 13.44             1

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                                                 UNITS
                                                               CONTRACT                                       OUTSTANDING
                                                               CHARGES*      SHARE CLASS**     UNIT VALUE       (000S)
                                                              ----------   ----------------   ------------   ------------
IVY FUNDS VIP DIVIDEND OPPORTUNITIES.......................       1.30%      Common Shares      $ 11.66           204
IVY FUNDS VIP DIVIDEND OPPORTUNITIES.......................       1.55%      Common Shares      $ 11.63            85
IVY FUNDS VIP DIVIDEND OPPORTUNITIES.......................       1.65%      Common Shares      $ 11.61            72
IVY FUNDS VIP DIVIDEND OPPORTUNITIES.......................       1.70%      Common Shares      $ 11.61            17

IVY FUNDS VIP ENERGY.......................................       1.30%      Common Shares      $ 12.43           120
IVY FUNDS VIP ENERGY.......................................       1.55%      Common Shares      $ 12.39            57
IVY FUNDS VIP ENERGY.......................................       1.65%      Common Shares      $ 12.38            48
IVY FUNDS VIP ENERGY.......................................       1.70%      Common Shares      $ 12.37             4

IVY FUNDS VIP GLOBAL NATURAL RESOURCES.....................       1.30%      Common Shares      $ 11.96           220
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.....................       1.55%      Common Shares      $ 11.92            68
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.....................       1.65%      Common Shares      $ 11.91           111
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.....................       1.70%      Common Shares      $ 11.90            20

IVY FUNDS VIP HIGH INCOME..................................       1.30%      Common Shares      $ 11.67           362
IVY FUNDS VIP HIGH INCOME..................................       1.55%      Common Shares      $ 11.64           126
IVY FUNDS VIP HIGH INCOME..................................       1.65%      Common Shares      $ 11.63           232
IVY FUNDS VIP HIGH INCOME..................................       1.70%      Common Shares      $ 11.62            58

IVY FUNDS VIP MID CAP GROWTH...............................       1.30%      Common Shares      $ 13.54           172
IVY FUNDS VIP MID CAP GROWTH...............................       1.55%      Common Shares      $ 13.50            70
IVY FUNDS VIP MID CAP GROWTH...............................       1.65%      Common Shares      $ 13.48            76
IVY FUNDS VIP MID CAP GROWTH...............................       1.70%      Common Shares      $ 13.48            10

IVY FUNDS VIP SCIENCE AND TECHNOLOGY.......................       1.30%      Common Shares      $ 11.82           118
IVY FUNDS VIP SCIENCE AND TECHNOLOGY.......................       1.55%      Common Shares      $ 11.78            53
IVY FUNDS VIP SCIENCE AND TECHNOLOGY.......................       1.65%      Common Shares      $ 11.77            51
IVY FUNDS VIP SCIENCE AND TECHNOLOGY.......................       1.70%      Common Shares      $ 11.76             5

IVY FUNDS VIP SMALL CAP GROWTH.............................       1.30%      Common Shares      $ 13.44           162
IVY FUNDS VIP SMALL CAP GROWTH.............................       1.55%      Common Shares      $ 13.40            37
IVY FUNDS VIP SMALL CAP GROWTH.............................       1.65%      Common Shares      $ 13.38            77
IVY FUNDS VIP SMALL CAP GROWTH.............................       1.70%      Common Shares      $ 13.38             3

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       1.30%     Service Shares      $ 12.37           587
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       1.55%     Service Shares      $ 12.33           168
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       1.65%     Service Shares      $ 12.32           283
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       1.70%     Service Shares      $ 12.31            26

MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................       1.30%      Service Class      $ 10.83           295
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................       1.55%      Service Class      $ 10.80            73
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................       1.65%      Service Class      $ 10.79           125
MFS(R) INTERNATIONAL VALUE PORTFOLIO.......................       1.70%      Service Class      $ 10.78             8

MFS(R) INVESTORS GROWTH STOCK SERIES.......................       1.30%      Service Class      $ 11.55            98
MFS(R) INVESTORS GROWTH STOCK SERIES.......................       1.55%      Service Class      $ 11.52            29
MFS(R) INVESTORS GROWTH STOCK SERIES.......................       1.65%      Service Class      $ 11.51            35
MFS(R) INVESTORS GROWTH STOCK SERIES.......................       1.70%      Service Class      $ 11.50            --

MFS(R) INVESTORS TRUST SERIES..............................       1.30%      Service Class      $ 11.29            59
MFS(R) INVESTORS TRUST SERIES..............................       1.55%      Service Class      $ 11.25            26
MFS(R) INVESTORS TRUST SERIES..............................       1.65%      Service Class      $ 11.24            25
MFS(R) INVESTORS TRUST SERIES..............................       1.70%      Service Class      $ 11.23             1

MFS(R) TECHNOLOGY PORTFOLIO................................       1.30%      Service Class      $ 12.17            75
MFS(R) TECHNOLOGY PORTFOLIO................................       1.55%      Service Class      $ 12.14            37

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                               UNITS
                                              CONTRACT                                      OUTSTANDING
                                              CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                             ----------   ---------------   ------------   ------------
MFS(R) TECHNOLOGY PORTFOLIO...............       1.65%     Service Class      $ 12.13             42
MFS(R) TECHNOLOGY PORTFOLIO...............       1.70%     Service Class      $ 12.12              2

MFS(R) UTILITIES SERIES...................       1.30%     Service Class      $ 11.80             84
MFS(R) UTILITIES SERIES...................       1.55%     Service Class      $ 11.76             22
MFS(R) UTILITIES SERIES...................       1.65%     Service Class      $ 11.75             25
MFS(R) UTILITIES SERIES...................       1.70%     Service Class      $ 11.74              9

MULTIMANAGER AGGRESSIVE EQUITY............       0.50%           B            $ 67.09             --
MULTIMANAGER AGGRESSIVE EQUITY............       0.95%           B            $ 59.92              1
MULTIMANAGER AGGRESSIVE EQUITY............       1.20%           B            $ 56.25          1,032
MULTIMANAGER AGGRESSIVE EQUITY............       1.25%           B            $ 11.95          5,358
MULTIMANAGER AGGRESSIVE EQUITY............       1.30%           B            $ 11.79          4,150
MULTIMANAGER AGGRESSIVE EQUITY............       1.35%           B            $ 54.16            327
MULTIMANAGER AGGRESSIVE EQUITY............       1.40%           B            $ 53.48          1,749
MULTIMANAGER AGGRESSIVE EQUITY............       1.50%           B            $ 11.73          8,300
MULTIMANAGER AGGRESSIVE EQUITY............       1.55%           B            $ 51.49          1,021
MULTIMANAGER AGGRESSIVE EQUITY............       1.60%           B            $ 50.84            669
MULTIMANAGER AGGRESSIVE EQUITY............       1.65%           B            $ 11.60          8,625
MULTIMANAGER AGGRESSIVE EQUITY............       1.70%           B            $ 49.57            250
MULTIMANAGER AGGRESSIVE EQUITY............       1.80%           B            $ 48.33             10
MULTIMANAGER AGGRESSIVE EQUITY............       1.90%           B            $ 47.12              1

MULTIMANAGER CORE BOND....................       0.50%           B            $ 14.74             --
MULTIMANAGER CORE BOND....................       0.95%           B            $ 14.15             --
MULTIMANAGER CORE BOND....................       1.20%           B            $ 13.83          7,381
MULTIMANAGER CORE BOND....................       1.25%           B            $ 12.80          7,888
MULTIMANAGER CORE BOND....................       1.30%           B            $ 12.78         11,264
MULTIMANAGER CORE BOND....................       1.35%           B            $ 13.64            813
MULTIMANAGER CORE BOND....................       1.40%           B            $ 13.58         12,876
MULTIMANAGER CORE BOND....................       1.50%           B            $ 12.57         12,349
MULTIMANAGER CORE BOND....................       1.55%           B            $ 13.40          9,742
MULTIMANAGER CORE BOND....................       1.60%           B            $ 13.34          4,073
MULTIMANAGER CORE BOND....................       1.65%           B            $ 12.43         18,690
MULTIMANAGER CORE BOND....................       1.70%           B            $ 13.21          3,413
MULTIMANAGER CORE BOND....................       1.80%           B            $ 13.09             25
MULTIMANAGER CORE BOND....................       1.90%           B            $ 12.97              3

MULTIMANAGER INTERNATIONAL EQUITY.........       0.50%           B            $ 14.29             --
MULTIMANAGER INTERNATIONAL EQUITY.........       0.95%           B            $ 13.72             --
MULTIMANAGER INTERNATIONAL EQUITY.........       1.20%           B            $ 13.41          2,387
MULTIMANAGER INTERNATIONAL EQUITY.........       1.25%           B            $ 14.48          3,317
MULTIMANAGER INTERNATIONAL EQUITY.........       1.30%           B            $ 14.41          3,852
MULTIMANAGER INTERNATIONAL EQUITY.........       1.35%           B            $ 13.23            392
MULTIMANAGER INTERNATIONAL EQUITY.........       1.40%           B            $ 13.17          3,730
MULTIMANAGER INTERNATIONAL EQUITY.........       1.50%           B            $ 14.21          4,866
MULTIMANAGER INTERNATIONAL EQUITY.........       1.55%           B            $ 12.99          4,046
MULTIMANAGER INTERNATIONAL EQUITY.........       1.60%           B            $ 12.93          1,251
MULTIMANAGER INTERNATIONAL EQUITY.........       1.65%           B            $ 14.06          7,570
MULTIMANAGER INTERNATIONAL EQUITY.........       1.70%           B            $ 12.81            842
MULTIMANAGER INTERNATIONAL EQUITY.........       1.80%           B            $ 12.69              8
MULTIMANAGER INTERNATIONAL EQUITY.........       1.90%           B            $ 12.58              1

MULTIMANAGER LARGE CAP CORE EQUITY........       0.50%           B            $ 11.84             --
MULTIMANAGER LARGE CAP CORE EQUITY........       0.95%           B            $ 11.36             --
MULTIMANAGER LARGE CAP CORE EQUITY........       1.20%           B            $ 11.11          1,524

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                               UNITS
                                              CONTRACT                                      OUTSTANDING
                                              CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                             ----------   ---------------   ------------   ------------
MULTIMANAGER LARGE CAP CORE EQUITY........       1.25%           B            $ 12.10            940
MULTIMANAGER LARGE CAP CORE EQUITY........       1.30%           B            $ 12.04            928
MULTIMANAGER LARGE CAP CORE EQUITY........       1.35%           B            $ 10.96            153
MULTIMANAGER LARGE CAP CORE EQUITY........       1.40%           B            $ 10.91          2,699
MULTIMANAGER LARGE CAP CORE EQUITY........       1.50%           B            $ 11.88          1,498
MULTIMANAGER LARGE CAP CORE EQUITY........       1.55%           B            $ 10.76          1,066
MULTIMANAGER LARGE CAP CORE EQUITY........       1.60%           B            $ 10.71            856
MULTIMANAGER LARGE CAP CORE EQUITY........       1.65%           B            $ 11.75          2,716
MULTIMANAGER LARGE CAP CORE EQUITY........       1.70%           B            $ 10.61            416
MULTIMANAGER LARGE CAP CORE EQUITY........       1.80%           B            $ 10.52              1
MULTIMANAGER LARGE CAP CORE EQUITY........       1.90%           B            $ 10.42             --

MULTIMANAGER LARGE CAP VALUE..............       0.50%           B            $ 13.24             --
MULTIMANAGER LARGE CAP VALUE..............       0.95%           B            $ 12.71             14
MULTIMANAGER LARGE CAP VALUE..............       1.20%           B            $ 12.42          2,921
MULTIMANAGER LARGE CAP VALUE..............       1.25%           B            $ 13.37          2,975
MULTIMANAGER LARGE CAP VALUE..............       1.30%           B            $ 13.31          3,101
MULTIMANAGER LARGE CAP VALUE..............       1.35%           B            $ 12.25            334
MULTIMANAGER LARGE CAP VALUE..............       1.40%           B            $ 12.20          5,125
MULTIMANAGER LARGE CAP VALUE..............       1.50%           B            $ 13.13          4,871
MULTIMANAGER LARGE CAP VALUE..............       1.55%           B            $ 12.03          3,050
MULTIMANAGER LARGE CAP VALUE..............       1.60%           B            $ 11.98          1,891
MULTIMANAGER LARGE CAP VALUE..............       1.65%           B            $ 12.98          5,659
MULTIMANAGER LARGE CAP VALUE..............       1.70%           B            $ 11.87            753
MULTIMANAGER LARGE CAP VALUE..............       1.80%           B            $ 11.76             26
MULTIMANAGER LARGE CAP VALUE..............       1.90%           B            $ 11.65              3

MULTIMANAGER MID CAP GROWTH...............       0.50%           B            $ 12.70             --
MULTIMANAGER MID CAP GROWTH...............       0.95%           B            $ 12.19             --
MULTIMANAGER MID CAP GROWTH...............       1.20%           B            $ 11.92          3,508
MULTIMANAGER MID CAP GROWTH...............       1.25%           B            $ 14.55          2,295
MULTIMANAGER MID CAP GROWTH...............       1.30%           B            $ 14.49          2,136
MULTIMANAGER MID CAP GROWTH...............       1.35%           B            $ 11.76            323
MULTIMANAGER MID CAP GROWTH...............       1.40%           B            $ 11.70          5,692
MULTIMANAGER MID CAP GROWTH...............       1.50%           B            $ 14.29          3,349
MULTIMANAGER MID CAP GROWTH...............       1.55%           B            $ 11.54          2,479
MULTIMANAGER MID CAP GROWTH...............       1.60%           B            $ 11.49          1,969
MULTIMANAGER MID CAP GROWTH...............       1.65%           B            $ 14.13          4,760
MULTIMANAGER MID CAP GROWTH...............       1.70%           B            $ 11.39            783
MULTIMANAGER MID CAP GROWTH...............       1.80%           B            $ 11.28              9
MULTIMANAGER MID CAP GROWTH...............       1.90%           B            $ 11.18              2

MULTIMANAGER MID CAP VALUE................       0.50%           B            $ 16.46             --
MULTIMANAGER MID CAP VALUE................       0.95%           B            $ 15.80              2
MULTIMANAGER MID CAP VALUE................       1.20%           B            $ 15.45          2,764
MULTIMANAGER MID CAP VALUE................       1.25%           B            $ 16.52          2,341
MULTIMANAGER MID CAP VALUE................       1.30%           B            $ 16.45          2,689
MULTIMANAGER MID CAP VALUE................       1.35%           B            $ 15.24            334
MULTIMANAGER MID CAP VALUE................       1.40%           B            $ 15.17          4,584
MULTIMANAGER MID CAP VALUE................       1.50%           B            $ 16.22          3,593
MULTIMANAGER MID CAP VALUE................       1.55%           B            $ 14.96          2,739
MULTIMANAGER MID CAP VALUE................       1.60%           B            $ 14.89          1,604
MULTIMANAGER MID CAP VALUE................       1.65%           B            $ 16.04          4,840
MULTIMANAGER MID CAP VALUE................       1.70%           B            $ 14.76            760
MULTIMANAGER MID CAP VALUE................       1.80%           B            $ 14.62             14
MULTIMANAGER MID CAP VALUE................       1.90%           B            $ 14.49              1

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                           UNITS
                                          CONTRACT                                      OUTSTANDING
                                          CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                         ----------   ---------------   ------------   ------------
MULTIMANAGER MULTI-SECTOR BOND........       0.50%           B            $ 34.87             --
MULTIMANAGER MULTI-SECTOR BOND........       0.95%           B            $ 31.27              3
MULTIMANAGER MULTI-SECTOR BOND........       1.20%           B            $ 29.43          2,148
MULTIMANAGER MULTI-SECTOR BOND........       1.25%           B            $ 11.02          6,032
MULTIMANAGER MULTI-SECTOR BOND........       1.30%           B            $ 10.89          3,634
MULTIMANAGER MULTI-SECTOR BOND........       1.35%           B            $ 28.38          1,017
MULTIMANAGER MULTI-SECTOR BOND........       1.40%           B            $ 28.04          3,528
MULTIMANAGER MULTI-SECTOR BOND........       1.50%           B            $ 10.82         10,052
MULTIMANAGER MULTI-SECTOR BOND........       1.55%           B            $ 27.03          2,079
MULTIMANAGER MULTI-SECTOR BOND........       1.60%           B            $ 26.70          1,666
MULTIMANAGER MULTI-SECTOR BOND........       1.65%           B            $ 10.70          8,961
MULTIMANAGER MULTI-SECTOR BOND........       1.70%           B            $ 26.06            641
MULTIMANAGER MULTI-SECTOR BOND........       1.80%           B            $ 25.43              9
MULTIMANAGER MULTI-SECTOR BOND........       1.90%           B            $ 24.82             --

MULTIMANAGER SMALL CAP GROWTH.........       0.50%           B            $  9.52             --
MULTIMANAGER SMALL CAP GROWTH.........       0.95%           B            $  9.01             --
MULTIMANAGER SMALL CAP GROWTH.........       1.20%           B            $  8.74            638
MULTIMANAGER SMALL CAP GROWTH.........       1.25%           B            $  8.69          3,507
MULTIMANAGER SMALL CAP GROWTH.........       1.30%           B            $  4.98          7,726
MULTIMANAGER SMALL CAP GROWTH.........       1.35%           B            $  8.58            327
MULTIMANAGER SMALL CAP GROWTH.........       1.40%           B            $  8.53          1,369
MULTIMANAGER SMALL CAP GROWTH.........       1.50%           B            $  8.43          5,243
MULTIMANAGER SMALL CAP GROWTH.........       1.55%           B            $  8.37          4,459
MULTIMANAGER SMALL CAP GROWTH.........       1.60%           B            $  8.32            379
MULTIMANAGER SMALL CAP GROWTH.........       1.65%           B            $  8.27          7,044
MULTIMANAGER SMALL CAP GROWTH.........       1.70%           B            $  8.22            746
MULTIMANAGER SMALL CAP GROWTH.........       1.80%           B            $  8.12              1
MULTIMANAGER SMALL CAP GROWTH.........       1.90%           B            $  8.02             --

MULTIMANAGER SMALL CAP VALUE..........       0.50%           B            $ 18.36             --
MULTIMANAGER SMALL CAP VALUE..........       0.95%           B            $ 17.31              4
MULTIMANAGER SMALL CAP VALUE..........       1.20%           B            $ 16.75          3,404
MULTIMANAGER SMALL CAP VALUE..........       1.25%           B            $ 12.58          4,833
MULTIMANAGER SMALL CAP VALUE..........       1.30%           B            $ 12.49          1,478
MULTIMANAGER SMALL CAP VALUE..........       1.35%           B            $ 16.42          1,650
MULTIMANAGER SMALL CAP VALUE..........       1.40%           B            $ 16.31          4,601
MULTIMANAGER SMALL CAP VALUE..........       1.50%           B            $ 12.35          6,348
MULTIMANAGER SMALL CAP VALUE..........       1.55%           B            $ 15.99          1,878
MULTIMANAGER SMALL CAP VALUE..........       1.60%           B            $ 15.89          2,303
MULTIMANAGER SMALL CAP VALUE..........       1.65%           B            $ 12.21          5,724
MULTIMANAGER SMALL CAP VALUE..........       1.70%           B            $ 15.68            612
MULTIMANAGER SMALL CAP VALUE..........       1.80%           B            $ 15.48             28
MULTIMANAGER SMALL CAP VALUE..........       1.90%           B            $ 15.27              5

MULTIMANAGER TECHNOLOGY...............       0.50%           B            $ 12.65             --
MULTIMANAGER TECHNOLOGY...............       0.95%           B            $ 12.14             11
MULTIMANAGER TECHNOLOGY...............       1.20%           B            $ 11.87          1,987
MULTIMANAGER TECHNOLOGY...............       1.25%           B            $ 13.82          2,728
MULTIMANAGER TECHNOLOGY...............       1.30%           B            $ 13.76          3,303
MULTIMANAGER TECHNOLOGY...............       1.35%           B            $ 11.71            551
MULTIMANAGER TECHNOLOGY...............       1.40%           B            $ 11.66          4,626
MULTIMANAGER TECHNOLOGY...............       1.50%           B            $ 13.57          5,506
MULTIMANAGER TECHNOLOGY...............       1.55%           B            $ 11.50          5,183
MULTIMANAGER TECHNOLOGY...............       1.60%           B            $ 11.45          1,814

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2010


                                                                                                                  UNITS
                                                                 CONTRACT                                      OUTSTANDING
                                                                 CHARGES*     SHARE CLASS**     UNIT VALUE       (000S)
                                                                ----------   ---------------   ------------   ------------
MULTIMANAGER TECHNOLOGY......................................       1.65%          B             $ 13.42          5,979
MULTIMANAGER TECHNOLOGY......................................       1.70%          B             $ 11.34            705
MULTIMANAGER TECHNOLOGY......................................       1.80%          B             $ 11.24              7
MULTIMANAGER TECHNOLOGY......................................       1.90%          B             $ 11.14             --

MUTUAL SHARES SECURITIES FUND................................       1.30%       Class 2          $ 10.74             69
MUTUAL SHARES SECURITIES FUND................................       1.55%       Class 2          $ 10.71             19
MUTUAL SHARES SECURITIES FUND................................       1.65%       Class 2          $ 10.70             51
MUTUAL SHARES SECURITIES FUND................................       1.70%       Class 2          $ 10.70              7

PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...........................................       1.30%    Advisor Class       $ 12.96            164
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...........................................       1.55%    Advisor Class       $ 12.93             22
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...........................................       1.65%    Advisor Class       $ 12.91             99
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
STRATEGY PORTFOLIO...........................................       1.70%    Advisor Class       $ 12.90             31

PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
PORTFOLIO....................................................       1.30%    Advisor Class       $ 11.11            244
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
PORTFOLIO....................................................       1.55%    Advisor Class       $ 11.08             86
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
PORTFOLIO....................................................       1.65%    Advisor Class       $ 11.07            107
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
PORTFOLIO....................................................       1.70%    Advisor Class       $ 11.06             35

PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO.........       1.30%    Advisor Class       $ 10.64            462
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO.........       1.55%    Advisor Class       $ 10.61            113
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO.........       1.65%    Advisor Class       $ 10.59            290
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO.........       1.70%    Advisor Class       $ 10.59             75

PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO........       1.30%    Advisor Class       $ 10.64          1,151
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO........       1.55%    Advisor Class       $ 10.61            222
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO........       1.65%    Advisor Class       $ 10.60            607
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO........       1.70%    Advisor Class       $ 10.60            288

PROFUND VP BEAR..............................................       1.30%    Common Shares       $  7.84             20
PROFUND VP BEAR..............................................       1.55%    Common Shares       $  7.82              6
PROFUND VP BEAR..............................................       1.65%    Common Shares       $  7.81             26
PROFUND VP BEAR..............................................       1.70%    Common Shares       $  7.81              3

PROFUND VP BIOTECHNOLOGY.....................................       1.30%    Common Shares       $ 10.47             39
PROFUND VP BIOTECHNOLOGY.....................................       1.55%    Common Shares       $ 10.44             13
PROFUND VP BIOTECHNOLOGY.....................................       1.65%    Common Shares       $ 10.42             18
PROFUND VP BIOTECHNOLOGY.....................................       1.70%    Common Shares       $ 10.42              1

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO......................       1.30%       Class II         $ 11.99             71
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO......................       1.55%       Class II         $ 11.95             43
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO......................       1.65%       Class II         $ 11.94             38
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO......................       1.70%       Class II         $ 11.93              1

TEMPLETON DEVELOPING MARKETS SECURITIES FUND.................       1.30%       Class 2          $ 11.95            158
TEMPLETON DEVELOPING MARKETS SECURITIES FUND.................       1.55%       Class 2          $ 11.92             43
TEMPLETON DEVELOPING MARKETS SECURITIES FUND.................       1.65%       Class 2          $ 11.90             76
TEMPLETON DEVELOPING MARKETS SECURITIES FUND.................       1.70%       Class 2          $ 11.90              3

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2010


                                                                                                   UNITS
                                                 CONTRACT                                       OUTSTANDING
                                                 CHARGES*      SHARE CLASS**     UNIT VALUE       (000S)
                                                ----------   ----------------   ------------   ------------
TEMPLETON FOREIGN SECURITIES FUND............       1.30%        Class 2          $ 10.79           158
TEMPLETON FOREIGN SECURITIES FUND............       1.55%        Class 2          $ 10.75            23
TEMPLETON FOREIGN SECURITIES FUND............       1.65%        Class 2          $ 10.74            60
TEMPLETON FOREIGN SECURITIES FUND............       1.70%        Class 2          $ 10.74            23

TEMPLETON GLOBAL BOND SECURITIES FUND........       1.30%        Class 2          $ 11.35           777
TEMPLETON GLOBAL BOND SECURITIES FUND........       1.55%        Class 2          $ 11.32           189
TEMPLETON GLOBAL BOND SECURITIES FUND........       1.65%        Class 2          $ 11.31           437
TEMPLETON GLOBAL BOND SECURITIES FUND........       1.70%        Class 2          $ 11.30            89

TEMPLETON GROWTH SECURITIES FUND.............       1.30%        Class 2          $ 10.30            21
TEMPLETON GROWTH SECURITIES FUND.............       1.55%        Class 2          $ 10.27             4
TEMPLETON GROWTH SECURITIES FUND.............       1.65%        Class 2          $ 10.26            34
TEMPLETON GROWTH SECURITIES FUND.............       1.70%        Class 2          $ 10.26             1

VAN ECK VIP GLOBAL HARD ASSETS FUND..........       1.30%    Class S Shares       $ 13.08           327
VAN ECK VIP GLOBAL HARD ASSETS FUND..........       1.55%    Class S Shares       $ 13.04            95
VAN ECK VIP GLOBAL HARD ASSETS FUND..........       1.65%    Class S Shares       $ 13.03           135
VAN ECK VIP GLOBAL HARD ASSETS FUND..........       1.70%    Class S Shares       $ 13.02            31

----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality and risk expenses related to the Variable Investment Options.
** Share class reflects the shares of the mutual fund portfolio that the Variable Investment Options invest in, as further described in Note 5 of these financial statements.


                                     FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                                    ALLIANCEBERNSTEIN VPS
                                                       ALL ASSET       BALANCED WEALTH
                                                      ALLOCATION*    STRATEGY PORTFOLIO
                                                     ------------- ----------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $ 27,315           $  5,544
 Expenses:
  Less: Asset-based charges.........................     10,089              7,746
                                                       --------           --------
NET INVESTMENT INCOME (LOSS)........................     17,226             (2,202)
                                                       --------           --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............     (3,100)             2,320
  Realized gain distribution from The Trusts........     39,375                 --
                                                       --------           --------
 Net realized gain (loss)...........................     36,275              2,320
                                                       --------           --------
 Change in unrealized appreciation
  (depreciation) of investments.....................     98,495             82,744
                                                       --------           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................    134,770             85,064
                                                       --------           --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $151,996           $ 82,862
                                                       ========           ========


                                                      ALLIANCEBERNSTEIN VPS   AMERICAN CENTURY   AMERICAN CENTURY
                                                       INTERNATIONAL GROWTH       VP LARGE          VP MID CAP
                                                            PORTFOLIO           COMPANY VALUE          VALUE
                                                     ----------------------- ------------------ ------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................        $  2,246              $ 2,418            $ 29,682
 Expenses:
  Less: Asset-based charges.........................           5,822                2,166              13,666
                                                            --------              -------            --------
NET INVESTMENT INCOME (LOSS)........................          (3,576)                 252              16,016
                                                            --------              -------            --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............            (755)                (490)              4,713
  Realized gain distribution from The Trusts........              --                   --                  --
                                                            --------              -------            --------
 Net realized gain (loss)...........................            (755)                (490)              4,713
                                                            --------              -------            --------
 Change in unrealized appreciation
  (depreciation) of investments.....................         125,947               30,689             228,547
                                                            --------              -------            --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................         125,192               30,199             233,260
                                                            --------              -------            --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................        $121,616              $30,451            $249,276
                                                            ========              =======            ========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                       AXA AGGRESSIVE   AXA BALANCED   AXA CONSERVATIVE
                                                        ALLOCATION*       STRATEGY*       ALLOCATION*
                                                     ----------------- -------------- ------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................  $    44,530,588   $ 5,504,517      $ 42,174,090
 Expenses:
  Less: Asset-based charges.........................       43,293,007     3,945,554        30,230,383
                                                      ---------------   -----------      ------------
NET INVESTMENT INCOME (LOSS)........................        1,237,581     1,558,963        11,943,707
                                                      ---------------   -----------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............     (250,173,315)      807,208        (1,396,274)
  Realized gain distribution from The Trusts........       66,898,067     2,231,150        84,033,297
                                                      ---------------   -----------      ------------
 Net realized gain (loss)...........................     (183,275,248)    3,038,358        82,637,023
                                                      ---------------   -----------      ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      488,754,760    25,097,789        19,959,612
                                                      ---------------   -----------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      305,479,512    28,136,147       102,596,635
                                                      ---------------   -----------      ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................  $   306,717,093   $29,695,110      $114,540,342
                                                      ===============   ===========      ============


                                                      AXA CONSERVATIVE   AXA CONSERVATIVE   AXA CONSERVATIVE-PLUS
                                                      GROWTH STRATEGY*       STRATEGY*           ALLOCATION*
                                                     ------------------ ------------------ -----------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................     $ 3,071,346        $1,912,645          $  34,431,142
 Expenses:
  Less: Asset-based charges.........................       2,339,225         1,403,107             25,911,973
                                                         -----------        ----------          -------------
NET INVESTMENT INCOME (LOSS)........................         732,121           509,538              8,519,169
                                                         -----------        ----------          -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............         805,874           899,682            (48,205,294)
  Realized gain distribution from The Trusts........       1,271,367           597,700             51,875,170
                                                         -----------        ----------          -------------
 Net realized gain (loss)...........................       2,077,241         1,497,382              3,669,876
                                                         -----------        ----------          -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      11,327,306         3,082,030            115,049,961
                                                         -----------        ----------          -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      13,404,547         4,579,412            118,719,837
                                                         -----------        ----------          -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $14,136,668        $5,088,950          $ 127,239,006
                                                         ===========        ==========          =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                       AXA GROWTH     AXA MODERATE      AXA MODERATE
                                                       STRATEGY*      ALLOCATION*     GROWTH STRATEGY*
                                                     ------------- ----------------- ------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................  $ 5,992,969   $   153,290,909      $13,383,405
 Expenses:
  Less: Asset-based charges.........................    5,747,886       107,351,580        9,741,677
                                                      -----------   ---------------      -----------
NET INVESTMENT INCOME (LOSS)........................      245,083        45,939,329        3,641,728
                                                      -----------   ---------------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............    1,908,286      (148,671,531)       1,968,626
  Realized gain distribution from The Trusts........    3,271,588       174,676,439        5,425,752
                                                      -----------   ---------------      -----------
 Net realized gain (loss)...........................    5,179,874        26,004,908        7,394,378
                                                      -----------   ---------------      -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................   40,955,455       505,050,402       72,357,490
                                                      -----------   ---------------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................   46,135,329       531,055,310       79,751,868
                                                      -----------   ---------------      -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................  $46,380,412   $   576,994,639      $83,393,596
                                                      ===========   ===============      ===========


                                                      AXA MODERATE-PLUS    AXA TACTICAL   AXA TACTICAL
                                                         ALLOCATION*      MANAGER 2000*   MANAGER 400*
                                                     ------------------- --------------- --------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $   177,666,482     $    7,286      $      315
 Expenses:
  Less: Asset-based charges.........................       156,987,655        132,189         118,638
                                                       ---------------     ----------      ----------
NET INVESTMENT INCOME (LOSS)........................        20,678,827       (124,903)       (118,323)
                                                       ---------------     ----------      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      (314,649,277)        34,113          31,675
  Realized gain distribution from The Trusts........       282,780,244        682,892         499,856
                                                       ---------------     ----------      ----------
 Net realized gain (loss)...........................       (31,869,033)       717,005         531,531
                                                       ---------------     ----------      ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................       996,339,245      2,895,878       2,433,989
                                                       ---------------     ----------      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       964,470,212      3,612,883       2,965,520
                                                       ---------------     ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $   985,149,039     $3,487,980      $2,847,197
                                                       ===============     ==========      ==========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                                      AXA TACTICAL        BLACKROCK
                                                      AXA TACTICAL       MANAGER      GLOBAL ALLOCATION
                                                      MANAGER 500*   INTERNATIONAL*       V.I. FUND
                                                     -------------- ---------------- -------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $  124,291      $  228,258        $  209,675
 Expenses:
  Less: Asset-based charges.........................      280,397         241,286           137,558
                                                       ----------      ----------        ----------
NET INVESTMENT INCOME (LOSS)........................     (156,106)        (13,028)           72,117
                                                       ----------      ----------        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       19,089          (6,678)          (17,244)
  Realized gain distribution from The Trusts........      874,415         100,721           113,888
                                                       ----------      ----------        ----------
 Net realized gain (loss)...........................      893,504          94,043            96,644
                                                       ----------      ----------        ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................    4,055,677       3,313,728         1,231,110
                                                       ----------      ----------        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................    4,949,181       3,407,771         1,327,754
                                                       ----------      ----------        ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $4,793,075      $3,394,743        $1,399,871
                                                       ==========      ==========        ==========


                                                          BLACKROCK
                                                      LARGE CAP GROWTH   EQ/ALLIANCEBERNSTEIN   EQ/ALLIANCEBERNSTEIN
                                                          V.I. FUND         INTERNATIONAL*       SMALL CAP GROWTH*
                                                     ------------------ ---------------------- ---------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................      $  7,387           $ 14,515,985          $      1,014
 Expenses:
  Less: Asset-based charges.........................         9,645              9,517,838             5,402,813
                                                          --------           ------------          ------------
NET INVESTMENT INCOME (LOSS)........................        (2,258)             4,998,147            (5,401,799)
                                                          --------           ------------          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............           803            (75,518,603)          (10,937,416)
  Realized gain distribution from The Trusts........            --                     --                    --
                                                          --------           ------------          ------------
 Net realized gain (loss)...........................           803            (75,518,603)          (10,937,416)
                                                          --------           ------------          ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       174,217             91,853,963           121,150,323
                                                          --------           ------------          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       175,020             16,335,360           110,212,907
                                                          --------           ------------          ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................      $172,762           $ 21,333,507          $104,811,108
                                                          ========           ============          ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                                               EQ/BLACKROCK     EQ/BLACKROCK
                                                         EQ/AXA FRANKLIN        BASIC VALUE     INTERNATIONAL
                                                      SMALL CAP VALUE CORE*       EQUITY*          VALUE*
                                                     ----------------------- ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................      $    215,481         $ 10,111,164     $  5,328,761
 Expenses:
  Less: Asset-based charges.........................         1,653,021           11,349,170       10,325,684
                                                          ------------         ------------     ------------
NET INVESTMENT INCOME (LOSS)........................        (1,437,540)          (1,238,006)      (4,996,923)
                                                          ------------         ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............         2,335,672          (24,211,249)     (46,214,094)
  Realized gain distribution from The Trusts........                --                   --               --
                                                          ------------         ------------     ------------
 Net realized gain (loss)...........................         2,335,672          (24,211,249)     (46,214,094)
                                                          ------------         ------------     ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................        22,255,032          107,145,393       79,693,302
                                                          ------------         ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................        24,590,704           82,934,144       33,479,208
                                                          ------------         ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................      $ 23,153,164         $ 81,696,138     $ 28,482,285
                                                          ============         ============     ============


                                                      EQ/BOSTON ADVISORS   EQ/CALVERT SOCIALLY      EQ/CAPITAL
                                                        EQUITY INCOME*         RESPONSIBLE*      GUARDIAN GROWTH*
                                                     -------------------- --------------------- -----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................     $  4,615,501         $    21,881         $ 1,268,745
 Expenses:
  Less: Asset-based charges.........................        2,730,596             654,297           4,697,162
                                                         ------------         -----------         -----------
NET INVESTMENT INCOME (LOSS)........................        1,884,905            (632,416)         (3,428,417)
                                                         ------------         -----------         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      (13,445,593)         (2,591,833)         (6,346,066)
  Realized gain distribution from The Trusts........               --                  --                  --
                                                         ------------         -----------         -----------
 Net realized gain (loss)...........................      (13,445,593)         (2,591,833)         (6,346,066)
                                                         ------------         -----------         -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................       37,462,138           7,974,772          43,790,728
                                                         ------------         -----------         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       24,016,545           5,382,939          37,444,662
                                                         ------------         -----------         -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $ 25,901,450         $ 4,750,523         $34,016,245
                                                         ============         ===========         ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                          EQ/CAPITAL          EQ/COMMON         EQ/CORE
                                                      GUARDIAN RESEARCH*    STOCK INDEX*      BOND INDEX*
                                                     -------------------- ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................     $  6,293,359       $  9,559,656     $ 24,137,575
 Expenses:
  Less: Asset-based charges.........................       12,333,346         10,993,051       15,689,549
                                                         ------------       ------------     ------------
NET INVESTMENT INCOME (LOSS)........................       (6,039,987)        (1,433,395)       8,448,026
                                                         ------------       ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       (9,628,458)       (23,550,500)     (27,611,329)
  Realized gain distribution from The Trusts........               --                 --               --
                                                         ------------       ------------     ------------
 Net realized gain (loss)...........................       (9,628,458)       (23,550,500)     (27,611,329)
                                                         ------------       ------------     ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      129,006,990        126,777,315       62,747,112
                                                         ------------       ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      119,378,532        103,226,815       35,135,783
                                                         ------------       ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $113,338,545       $101,793,420     $ 43,583,809
                                                         ============       ============     ============


                                                       EQ/DAVIS NEW       EQ/EQUITY        EQ/EQUITY
                                                       YORK VENTURE*     500 INDEX*      GROWTH PLUS*
                                                     ---------------- ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $  2,713,279     $ 16,461,961     $  3,497,518
 Expenses:
  Less: Asset-based charges.........................      5,051,266       16,836,990       18,057,206
                                                       ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)........................     (2,337,987)        (375,029)     (14,559,688)
                                                       ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............    (14,273,215)     (24,017,262)     (22,200,303)
  Realized gain distribution from The Trusts........             --               --               --
                                                       ------------     ------------     ------------
 Net realized gain (loss)...........................    (14,273,215)     (24,017,262)     (22,200,303)
                                                       ------------     ------------     ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     49,500,530      164,923,811      192,797,317
                                                       ------------     ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     35,227,315      140,906,549      170,597,014
                                                       ------------     ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $ 32,889,328     $140,531,520     $156,037,326
                                                       ============     ============     ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                        EQ/FRANKLIN         EQ/FRANKLIN         EQ/GAMCO MERGERS
                                                      CORE BALANCED*   TEMPLETON ALLOCATION*   AND ACQUISITIONS*
                                                     ---------------- ----------------------- -------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $ 16,219,176        $ 26,180,060           $        --
 Expenses:
  Less: Asset-based charges.........................      8,293,537          20,022,865             2,295,384
                                                       ------------        ------------           -----------
NET INVESTMENT INCOME (LOSS)........................      7,925,639           6,157,195            (2,295,384)
                                                       ------------        ------------           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............    (48,297,438)        (48,402,797)              120,706
  Realized gain distribution from The Trusts........             --                  --             4,427,035
                                                       ------------        ------------           -----------
 Net realized gain (loss)...........................    (48,297,438)        (48,402,797)            4,547,741
                                                       ------------        ------------           -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................     89,802,920         152,079,246             9,750,229
                                                       ------------        ------------           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     41,505,482         103,676,449            14,297,970
                                                       ------------        ------------           -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $ 49,431,121        $109,833,644           $12,002,586
                                                       ============        ============           ===========


                                                      EQ/GAMCO SMALL      EQ/GLOBAL          EQ/GLOBAL
                                                      COMPANY VALUE*     BOND PLUS*     MULTI-SECTOR EQUITY*
                                                     ---------------- ---------------- ---------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $  2,604,098     $ 13,120,957       $ 11,935,887
 Expenses:
  Less: Asset-based charges.........................     10,274,484        6,709,165         16,007,507
                                                       ------------     ------------       ------------
NET INVESTMENT INCOME (LOSS)........................     (7,670,386)       6,411,792         (4,071,620)
                                                       ------------     ------------       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      7,145,762      (11,435,204)       (93,814,827)
  Realized gain distribution from The Trusts........             --               --                 --
                                                       ------------     ------------       ------------
 Net realized gain (loss)...........................      7,145,762      (11,435,204)       (93,814,827)
                                                       ------------     ------------       ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................    194,551,939       24,553,768        195,853,821
                                                       ------------     ------------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................    201,697,701       13,118,564        102,038,994
                                                       ------------     ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $194,027,315     $ 19,530,356       $ 97,967,374
                                                       ============     ============       ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                      EQ/INTERMEDIATE
                                                        GOVERNMENT     EQ/INTERNATIONAL
                                                        BOND INDEX*       CORE PLUS*      EQ/INTERNATIONAL ETF*
                                                     ---------------- ------------------ -----------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $ 4,722,829       $ 13,216,952           $ 61,648
 Expenses:
  Less: Asset-based charges.........................     5,672,939         10,880,657              8,363
                                                       -----------       ------------           --------
NET INVESTMENT INCOME (LOSS)........................      (950,110)         2,336,295             53,285
                                                       -----------       ------------           --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        11,700        (38,528,670)             1,292
  Realized gain distribution from The Trusts........            --                 --             76,577
                                                       -----------       ------------           --------
 Net realized gain (loss)...........................        11,700        (38,528,670)            77,869
                                                       -----------       ------------           --------
 Change in unrealized appreciation
  (depreciation) of investments.....................    10,662,192         90,147,494            137,277
                                                       -----------       ------------           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................    10,673,892         51,618,824            215,146
                                                       -----------       ------------           --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $ 9,723,782       $ 53,955,119           $268,431
                                                       ===========       ============           ========


                                                      EQ/INTERNATIONAL        EQ/JPMORGAN         EQ/LARGE CAP
                                                           GROWTH*       VALUE OPPORTUNITIES*      CORE PLUS*
                                                     ------------------ ----------------------  ---------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $  2,933,525        $  3,448,904          $ 1,501,632
 Expenses:
  Less: Asset-based charges.........................       4,473,461           3,779,599            2,205,573
                                                        ------------        ------------          -----------
NET INVESTMENT INCOME (LOSS)........................      (1,539,936)           (330,695)            (703,941)
                                                        ------------        ------------          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............     (12,960,436)        (15,337,191)          (5,405,163)
  Realized gain distribution from The Trusts........              --                  --           11,355,608
                                                        ------------        ------------          -----------
 Net realized gain (loss)...........................     (12,960,436)        (15,337,191)           5,950,445
                                                        ------------        ------------          -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................      54,538,719          42,809,362           12,483,696
                                                        ------------        ------------          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      41,578,283          27,472,171           18,434,141
                                                        ------------        ------------          -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $ 40,038,347        $ 27,141,476          $17,730,200

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                       EQ/LARGE CAP   EQ/LARGE CAP    EQ/LARGE CAP
                                                      GROWTH INDEX*   GROWTH PLUS*    VALUE INDEX*
                                                     --------------- -------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $ 2,996,632    $   923,544     $  1,676,709
 Expenses:
  Less: Asset-based charges.........................     4,595,904      3,588,545        1,619,259
                                                       -----------    -----------     ------------
NET INVESTMENT INCOME (LOSS)........................    (1,599,272)    (2,665,001)          57,450
                                                       -----------    -----------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............     4,081,061     (2,058,115)     (17,662,023)
  Realized gain distribution from The Trusts........            --             --               --
                                                       -----------    -----------     ------------
 Net realized gain (loss)...........................     4,081,061     (2,058,115)     (17,662,023)
                                                       -----------    -----------     ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................    39,038,701     34,373,610       31,190,003
                                                       -----------    -----------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................    43,119,762     32,315,495       13,527,980
                                                       -----------    -----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $41,520,490    $29,650,494     $ 13,585,430
                                                       ===========    ===========     ============


                                                       EQ/LARGE CAP      EQ/LORD ABBETT     EQ/LORD ABBETT
                                                        VALUE PLUS*    GROWTH AND INCOME*   LARGE CAP CORE*
                                                     ---------------- -------------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $ 12,754,270       $   659,063        $   660,458
 Expenses:
  Less: Asset-based charges.........................     16,326,572         2,001,383          2,490,176
                                                       ------------       -----------        -----------
NET INVESTMENT INCOME (LOSS)........................     (3,572,302)       (1,342,320)        (1,829,718)
                                                       ------------       -----------        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............    (79,295,631)       (8,933,820)           764,286
  Realized gain distribution from The Trusts........             --                --                 --
                                                       ------------       -----------        -----------
 Net realized gain (loss)...........................    (79,295,631)       (8,933,820)           764,286
                                                       ------------       -----------        -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................    201,532,934        30,082,515         21,860,374
                                                       ------------       -----------        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................    122,237,303        21,148,695         22,624,660
                                                       ------------       -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $118,665,001       $19,806,375        $20,794,942
                                                       ============       ===========        ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                        EQ/MID CAP       EQ/MID CAP
                                                          INDEX*        VALUE PLUS*     EQ/MONEY MARKET*
                                                     --------------- ----------------- ------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $  4,911,604    $  10,546,927      $     12,568
 Expenses:
  Less: Asset-based charges.........................      9,715,949       15,774,449        11,474,003
                                                       ------------    -------------      ------------
NET INVESTMENT INCOME (LOSS)........................     (4,804,345)      (5,227,522)      (11,461,435)
                                                       ------------    -------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............    (53,827,554)    (124,431,143)          (34,619)
  Realized gain distribution from The Trusts........             --               --                --
                                                       ------------    -------------      ------------
 Net realized gain (loss)...........................    (53,827,554)    (124,431,143)          (34,619)
                                                       ------------    -------------      ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................    203,223,970      332,475,742            93,700
                                                       ------------    -------------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................    149,396,416      208,044,599            59,081
                                                       ------------    -------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $144,592,071    $ 202,817,077      $(11,402,354)
                                                       ============    =============      ============


                                                         EQ/MONTAG &     EQ/MORGAN STANLEY   EQ/MUTUAL LARGE
                                                      CALDWELL GROWTH*    MID CAP GROWTH*      CAP EQUITY*
                                                     ------------------ ------------------- -----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................     $   944,317       $    545,198       $  4,100,540
 Expenses:
  Less: Asset-based charges.........................       2,506,849          7,028,661          3,414,320
                                                         -----------       ------------       ------------
NET INVESTMENT INCOME (LOSS)........................      (1,562,532)        (6,483,463)           686,220
                                                         -----------       ------------       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............      (3,832,437)         1,711,327        (15,707,826)
  Realized gain distribution from The Trusts........              --            428,383                 --
                                                         -----------       ------------       ------------
 Net realized gain (loss)...........................      (3,832,437)         2,139,710        (15,707,826)
                                                         -----------       ------------       ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      15,990,596        134,660,911         36,768,566
                                                         -----------       ------------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      12,158,159        136,800,621         21,060,740
                                                         -----------       ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $10,595,627       $130,317,158       $ 21,746,960
                                                         ===========       ============       ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                      EQ/OPPENHEIMER  EQ/PIMCO ULTRA     EQ/QUALITY
                                                         GLOBAL*        SHORT BOND*      BOND PLUS*
                                                     --------------- ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $ 1,219,794     $  4,515,481     $ 60,620,494
 Expenses:
  Less: Asset-based charges.........................     2,814,784       21,175,933        8,491,659
                                                       -----------     ------------     ------------
NET INVESTMENT INCOME (LOSS)........................    (1,594,990)     (16,660,452)      52,128,835
                                                       -----------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............    (5,794,188)     (32,817,732)      (6,003,038)
  Realized gain distribution from The Trusts........            --               --               --
                                                       -----------     ------------     ------------
 Net realized gain (loss)...........................    (5,794,188)     (32,817,732)      (6,003,038)
                                                       -----------     ------------     ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................    31,989,119       40,441,026      (19,985,136)
                                                       -----------     ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................    26,194,931        7,623,294      (25,988,174)
                                                       -----------     ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $24,599,941     $ (9,037,158)    $ 26,140,661
                                                       ===========     ============     ============


                                                         EQ/SMALL      EQ/T. ROWE PRICE    EQ/TEMPLETON
                                                      COMPANY INDEX*     GROWTH STOCK*    GLOBAL EQUITY*
                                                     ---------------- ------------------ ----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................  $  4,317,793      $     1,048        $  2,670,539
 Expenses:
  Less: Asset-based charges.........................     6,578,496        4,925,571           2,729,248
                                                      ------------      -----------        ------------
NET INVESTMENT INCOME (LOSS)........................    (2,260,703)      (4,924,523)            (58,709)
                                                      ------------      -----------        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............   (24,935,414)      (2,732,322)        (11,950,986)
  Realized gain distribution from The Trusts........            --               --                  --
                                                      ------------      -----------        ------------
 Net realized gain (loss)...........................   (24,935,414)      (2,732,322)        (11,950,986)
                                                      ------------      -----------        ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................   125,792,660       56,083,078          23,739,286
                                                      ------------      -----------        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................   100,857,246       53,350,756          11,788,300
                                                      ------------      -----------        ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................  $ 98,596,543      $48,426,233        $ 11,729,591
                                                      ============      ===========        ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                                                        EQ/WELLS FARGO
                                                      EQ/UBS GROWTH &   EQ/VAN KAMPEN     ADVANTAGE
                                                          INCOME*         COMSTOCK*     OMEGA GROWTH*
                                                     ----------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $   473,390      $ 2,744,724      $    43,760
 Expenses:
  Less: Asset-based charges.........................       967,411        3,285,608        4,895,386
                                                       -----------      -----------      -----------
NET INVESTMENT INCOME (LOSS)........................      (494,021)        (540,884)      (4,851,626)
                                                       -----------      -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............    (2,127,239)      (9,464,917)       2,820,414
  Realized gain distribution from The Trusts........            --               --       10,624,227
                                                       -----------      -----------      -----------
 Net realized gain (loss)...........................    (2,127,239)      (9,464,917)      13,444,641
                                                       -----------      -----------      -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................     9,628,253       37,945,921       44,175,021
                                                       -----------      -----------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     7,501,014       28,481,004       57,619,662
                                                       -----------      -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $ 7,006,993      $27,940,120      $52,768,036
                                                       ===========      ===========      ===========


                                                       FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP
                                                       ASSET MANAGER:     CONTRAFUND(R)        MID CAP
                                                      GROWTH PORTFOLIO      PORTFOLIO         PORTFOLIO
                                                     ------------------ ----------------- -----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................      $ 5,732           $   92,429         $  5,522
 Expenses:
  Less: Asset-based charges.........................        6,182               68,556           23,846
                                                          -------           ----------         --------
NET INVESTMENT INCOME (LOSS)........................         (450)              23,873          (18,324)
                                                          -------           ----------         --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        5,792               24,252           18,636
  Realized gain distribution from The Trusts........        2,389               17,563            7,314
                                                          -------           ----------         --------
 Net realized gain (loss)...........................        8,181               41,815           25,950
                                                          -------           ----------         --------
 Change in unrealized appreciation
  (depreciation) of investments.....................       56,550            1,304,990          519,941
                                                          -------           ----------         --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       64,731            1,346,805          545,891
                                                          -------           ----------         --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................      $64,281           $1,370,678         $527,567
                                                          =======           ==========         ========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                       FIDELITY(R) VIP       FRANKLIN          FRANKLIN
                                                          STRATEGIC           INCOME       STRATEGIC INCOME
                                                      INCOME PORTFOLIO   SECURITIES FUND    SECURITIES FUND
                                                     ------------------ ----------------- ------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................     $ 274,156          $ 29,939           $ 76,098
 Expenses:
  Less: Asset-based charges.........................        38,376            14,963             29,944
                                                         ---------          --------           --------
NET INVESTMENT INCOME (LOSS)........................       235,780            14,976             46,154
                                                         ---------          --------           --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............        16,322            (2,591)             7,038
  Realized gain distribution from The Trusts........       146,840                --                 --
                                                         ---------          --------           --------
 Net realized gain (loss)...........................       163,162            (2,591)             7,038
                                                         ---------          --------           --------
 Change in unrealized appreciation
  (depreciation) of investments.....................      (218,791)          158,862            113,388
                                                         ---------          --------           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       (55,629)          156,271            120,426
                                                         ---------          --------           --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $ 180,151          $171,247           $166,580
                                                         =========          ========           ========


                                                      FRANKLIN TEMPLETON VIP   GOLDMAN SACHS   INVESCO V.I.
                                                          FOUNDING FUNDS        VIT MID CAP      FINANCIAL
                                                          ALLOCATION FUND        VALUE FUND    SERVICES FUND
                                                     ------------------------ --------------- --------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................          $20,874            $ 12,367        $     --
 Expenses:
  Less: Asset-based charges.........................            5,690              16,424           4,152
                                                              -------            --------        --------
NET INVESTMENT INCOME (LOSS)........................           15,184              (4,057)         (4,152)
                                                              -------            --------        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............              780              20,694         (12,347)
  Realized gain distribution from The Trusts........               79                  --              --
                                                              -------            --------        --------
 Net realized gain (loss)...........................              859              20,694         (12,347)
                                                              -------            --------        --------
 Change in unrealized appreciation
  (depreciation) of investments.....................           54,429             366,648          41,149
                                                              -------            --------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................           55,288             387,342          28,802
                                                              -------            --------        --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................          $70,472            $383,285        $ 24,650
                                                              =======            ========        ========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                      INVESCO V.I.   INVESCO V.I.
                                                      GLOBAL REAL   INTERNATIONAL   INVESCO V.I.
                                                      ESTATE FUND    GROWTH FUND    LEISURE FUND
                                                     ------------- --------------- --------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $139,364       $ 38,390       $   404
 Expenses:
  Less: Asset-based charges.........................      25,758         19,621           756
                                                        --------       --------       -------
NET INVESTMENT INCOME (LOSS)........................     113,606         18,769          (352)
                                                        --------       --------       -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       6,434          3,607           628
  Realized gain distribution from The Trusts........          --             --            --
                                                        --------       --------       -------
 Net realized gain (loss)...........................       6,434          3,607           628
                                                        --------       --------       -------
 Change in unrealized appreciation
  (depreciation) of investments.....................     299,536        336,872        12,057
                                                        --------       --------       -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     305,970        340,479        12,685
                                                        --------       --------       -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $419,576       $359,248       $12,333
                                                        ========       ========       =======


                                                      INVESCO V.I.   INVESCO V.I.   IVY FUNDS VIP
                                                      MID CAP CORE     SMALL CAP       DIVIDEND
                                                       EQUITY FUND    EQUITY FUND   OPPORTUNITIES
                                                     -------------- -------------- ---------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $  2,437       $     --        $  7,735
 Expenses:
  Less: Asset-based charges.........................       7,048          5,405          22,117
                                                        --------       --------        --------
NET INVESTMENT INCOME (LOSS)........................      (4,611)        (5,405)        (14,382)
                                                        --------       --------        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       2,876        (25,501)         (2,123)
  Realized gain distribution from The Trusts........          --             --              --
                                                        --------       --------        --------
 Net realized gain (loss)...........................       2,876        (25,501)         (2,123)
                                                        --------       --------        --------
 Change in unrealized appreciation
  (depreciation) of investments.....................     118,073        141,132         511,615
                                                        --------       --------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     120,949        115,631         509,492
                                                        --------       --------        --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $116,338       $110,226        $495,110
                                                        ========       ========        ========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                                       IVY FUNDS VIP
                                                      IVY FUNDS VIP   GLOBAL NATURAL   IVY FUNDS VIP
                                                          ENERGY         RESOURCES      HIGH INCOME
                                                     --------------- ---------------- ---------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $  1,177         $     --         $140,573
 Expenses:
  Less: Asset-based charges.........................      13,097           26,243           50,818
                                                        --------         --------         --------
NET INVESTMENT INCOME (LOSS)........................     (11,920)         (26,243)          89,755
                                                        --------         --------         --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............     (22,116)         (23,831)          22,354
  Realized gain distribution from The Trusts........          --               --               --
                                                        --------         --------         --------
 Net realized gain (loss)...........................     (22,116)         (23,831)          22,354
                                                        --------         --------         --------
 Change in unrealized appreciation
  (depreciation) of investments.....................     468,805          824,015          397,231
                                                        --------         --------         --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     446,689          800,184          419,585
                                                        --------         --------         --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $434,769         $773,941         $509,340
                                                        ========         ========         ========


                                                                       IVY FUNDS VIP   IVY FUNDS VIP
                                                       IVY FUNDS VIP    SCIENCE AND      SMALL CAP
                                                      MID CAP GROWTH     TECHNOLOGY        GROWTH
                                                     ---------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................     $    220         $     --        $     --
 Expenses:
  Less: Asset-based charges.........................       21,957           17,200          20,635
                                                         --------         --------        --------
NET INVESTMENT INCOME (LOSS)........................      (21,737)         (17,200)        (20,635)
                                                         --------         --------        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       10,693            7,900           6,893
  Realized gain distribution from The Trusts........           --           27,991              --
                                                         --------         --------        --------
 Net realized gain (loss)...........................       10,693           35,891           6,893
                                                         --------         --------        --------
 Change in unrealized appreciation
  (depreciation) of investments.....................      663,279          226,046         614,001
                                                         --------         --------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      673,972          261,937         620,894
                                                         --------         --------        --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $652,235         $244,737        $600,259
                                                         ========         ========        ========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                      LAZARD RETIREMENT
                                                      EMERGING MARKETS   MFS(R) INTERNATIONAL     MFS(R) INVESTORS
                                                      EQUITY PORTFOLIO      VALUE PORTFOLIO     GROWTH STOCK SERIES
                                                     ------------------ ---------------------- ---------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................     $  128,734            $  5,607              $    431
 Expenses:
  Less: Asset-based charges.........................         64,655              25,679                 8,449
                                                         ----------            --------              --------
NET INVESTMENT INCOME (LOSS)........................         64,079             (20,072)               (8,018)
                                                         ----------            --------              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............         33,247               1,780                 1,529
  Realized gain distribution from The Trusts........             --                  --                    --
                                                         ----------            --------              --------
 Net realized gain (loss)...........................         33,247               1,780                 1,529
                                                         ----------            --------              --------
 Change in unrealized appreciation
  (depreciation) of investments.....................      1,144,429             405,374               192,276
                                                         ----------            --------              --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      1,177,676             407,154               193,805
                                                         ----------            --------              --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $1,241,755            $387,082              $185,787
                                                         ==========            ========              ========


                                                      MFS(R) INVESTORS   MFS(R) TECHNOLOGY   MFS(R) UTILITIES
                                                        TRUST SERIES         PORTFOLIO            SERIES
                                                     ------------------ ------------------- -----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................      $    214            $     --           $ 10,742
 Expenses:
  Less: Asset-based charges.........................         5,149              10,172             10,421
                                                          --------            --------           --------
NET INVESTMENT INCOME (LOSS)........................        (4,935)            (10,172)               321
                                                          --------            --------           --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............         2,000              (6,570)             3,866
  Realized gain distribution from The Trusts........            --                  --                 --
                                                          --------            --------           --------
 Net realized gain (loss)...........................         2,000              (6,570)             3,866
                                                          --------            --------           --------
 Change in unrealized appreciation
  (depreciation) of investments.....................       109,869             204,827            151,823
                                                          --------            --------           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       111,869             198,257            155,689
                                                          --------            --------           --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................      $106,934            $188,085           $156,010
                                                         =========            ========           ========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                                                           MULTIMANAGER
                                                         MULTIMANAGER      MULTIMANAGER    INTERNATIONAL
                                                      AGGRESSIVE EQUITY*    CORE BOND*        EQUITY*
                                                     -------------------- -------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $  2,364,472       $31,775,405     $ 12,623,083
 Expenses:
  Less: Asset-based charges.........................       5,665,226        16,806,062        6,316,264
                                                        ------------       -----------     ------------
NET INVESTMENT INCOME (LOSS)........................      (3,300,754)       14,969,343        6,306,819
                                                        ------------       -----------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............     (10,011,442)       16,880,712      (30,024,963)
  Realized gain distribution from The Trusts........              --        15,063,964               --
                                                        ------------       -----------     ------------
 Net realized gain (loss)...........................     (10,011,442)       31,944,676      (30,024,963)
                                                        ------------       -----------     ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      67,064,699         2,327,617       44,641,850
                                                        ------------       -----------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................      57,053,257        34,272,293       14,616,887
                                                        ------------       -----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $ 53,752,503       $49,241,636     $ 20,923,706
                                                        ============       ===========     ============


                                                       MULTIMANAGER
                                                         LARGE CAP      MULTIMANAGER      MULTIMANAGER
                                                       CORE EQUITY*   LARGE CAP VALUE*   MID CAP GROWTH*
                                                      -------------- ------------------ ----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $   371,294      $  3,247,164      $         --
 Expenses:
  Less: Asset-based charges.........................     1,980,784         5,507,594         4,486,343
                                                       -----------      ------------      ------------
NET INVESTMENT INCOME (LOSS)........................    (1,609,490)       (2,260,430)       (4,486,343)
                                                       -----------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............    (5,914,448)      (20,081,892)      (11,872,172)
  Realized gain distribution from The Trusts........            --                --                --
                                                       -----------      ------------      ------------
 Net realized gain (loss)...........................    (5,914,448)      (20,081,892)      (11,872,172)
                                                       -----------      ------------      ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................    20,335,514        63,553,047        86,729,962
                                                       -----------      ------------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................    14,421,066        43,471,155        74,857,790
                                                       -----------      ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $12,811,576      $ 41,210,725      $ 70,371,447
                                                       ===========      ============      ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                       MULTIMANAGER       MULTIMANAGER       MULTIMANAGER
                                                      MID CAP VALUE*   MULTI-SECTOR BOND   SMALL CAP GROWTH
                                                     ---------------- ------------------- ------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $ 2,783,059       $ 16,177,114        $        --
 Expenses:
  Less: Asset-based charges.........................     5,264,609          9,037,475          3,035,539
                                                       -----------       ------------        -----------
NET INVESTMENT INCOME (LOSS)........................    (2,481,550)         7,139,639         (3,035,539)
                                                       -----------       ------------        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............    (7,974,382)       (43,869,658)        (9,987,140)
  Realized gain distribution from The Trusts........            --                 --                 --
                                                       -----------       ------------        -----------
 Net realized gain (loss)...........................    (7,974,382)       (43,869,658)        (9,987,140)
                                                       -----------       ------------        -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................    86,985,030         66,814,688         61,443,500
                                                       -----------       ------------        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................    79,010,648         22,945,030         51,456,360
                                                       -----------       ------------        -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $76,529,098       $ 30,084,669        $48,420,821
                                                       ===========       ============        ===========


                                                        MULTIMANAGER    MULTIMANAGER    MUTUAL SHARES
                                                      SMALL CAP VALUE    TECHNOLOGY    SECURITIES FUND
                                                     ----------------- -------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................   $    627,468     $        --        $ 6,898
 Expenses:
  Less: Asset-based charges.........................      6,213,063       5,350,390          5,893
                                                       ------------     -----------        -------
NET INVESTMENT INCOME (LOSS)........................     (5,585,595)     (5,350,390)         1,005
                                                       ------------     -----------        -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............    (39,496,152)      8,933,618            (68)
  Realized gain distribution from The Trusts........             --              --             --
                                                       ------------     -----------        -------
 Net realized gain (loss)...........................    (39,496,152)      8,933,618            (68)
                                                       ------------     -----------        -------
 Change in unrealized appreciation
  (depreciation) of investments.....................    132,997,447      49,871,744         78,050
                                                       ------------     -----------        -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     93,501,295      58,805,362         77,982
                                                       ------------     -----------        -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $ 87,915,700     $53,454,972        $78,987
                                                       ============     ===========        =======

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                          PIMCO VARIABLE        PIMCO VARIABLE     PIMCO VARIABLE
                                                          INSURANCE TRUST       INSURANCE TRUST   INSURANCE TRUST
                                                      COMMODITYREALRETURN(R)   EMERGING MARKETS     REAL RETURN
                                                        STRATEGY PORTFOLIO      BOND PORTFOLIO       PORTFOLIO
                                                     ------------------------ ------------------ -----------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................         $224,484              $101,140           $111,916
 Expenses:
  Less: Asset-based charges.........................           20,197                31,772             53,965
                                                             --------              --------           --------
NET INVESTMENT INCOME (LOSS)........................          204,287                69,368             57,951
                                                             --------              --------           --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............           (3,804)               33,647             25,810
  Realized gain distribution from The Trusts........           61,851                    --              9,017
                                                             --------              --------           --------
 Net realized gain (loss)...........................           58,047                33,647             34,827
                                                             --------              --------           --------
 Change in unrealized appreciation
  (depreciation) of investments.....................          350,502               (12,577)           (50,511)
                                                             --------              --------           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................          408,549                21,070            (15,684)
                                                             --------              --------           --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................         $612,836              $ 90,438           $ 42,267
                                                             ========              ========           ========


                                                      PIMCO VARIABLE
                                                      INSURANCE TRUST
                                                       TOTAL RETURN    PROFUND VP    PROFUND VP
                                                         PORTFOLIO        BEAR      BIOTECHNOLOGY
                                                     ---------------- ------------ --------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................    $ 686,369      $     --       $    --
 Expenses:
  Less: Asset-based charges.........................      126,821         3,972         3,975
                                                        ---------      --------       -------
NET INVESTMENT INCOME (LOSS)........................      559,548        (3,972)       (3,975)
                                                        ---------      --------       -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............       23,645       (14,568)       (2,698)
  Realized gain distribution from The Trusts........      180,733            --            --
                                                        ---------      --------       -------
 Net realized gain (loss)...........................      204,378       (14,568)       (2,698)
                                                        ---------      --------       -------
 Change in unrealized appreciation
  (depreciation) of investments.....................     (666,627)      (62,175)       27,806
                                                        ---------      --------       -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................     (462,249)      (76,743)       25,108
                                                        ---------      --------       -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................    $  97,299      $(80,715)      $21,133
                                                        =========      ========       =======

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                       T. ROWE PRICE         TEMPLETON
                                                      HEALTH SCIENCES   DEVELOPING MARKETS
                                                         PORTFOLIO        SECURITIES FUND
                                                     ----------------- --------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................     $      --           $ 16,837
 Expenses:
  Less: Asset-based charges.........................        10,824             18,021
                                                         ---------           --------
NET INVESTMENT INCOME (LOSS)........................       (10,824)            (1,184)
                                                         ---------           --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............         1,136              2,508
  Realized gain distribution from The Trusts........            --                 --
                                                         ---------           --------
 Net realized gain (loss)...........................         1,136              2,508
                                                         ---------           --------
 Change in unrealized appreciation
  (depreciation) of investments.....................       172,997            363,435
                                                         ---------           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       174,133            365,943
                                                         ---------           --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................     $ 163,309           $364,759
                                                         =========           ========


                                                      TEMPLETON FOREIGN     TEMPLETON GLOBAL
                                                       SECURITIES FUND    BOND SECURITIES FUND
                                                     ------------------- ---------------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................      $ 13,075             $  58,397
 Expenses:
  Less: Asset-based charges.........................        14,534                89,468
                                                          --------             ---------
NET INVESTMENT INCOME (LOSS)........................        (1,459)              (31,071)
                                                          --------             ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............         1,659                26,536
  Realized gain distribution from The Trusts........            --                10,564
                                                          --------             ---------
 Net realized gain (loss)...........................         1,659                37,100
                                                          --------             ---------
 Change in unrealized appreciation
  (depreciation) of investments.....................       264,898               580,760
                                                          --------             ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       266,557               617,860
                                                          --------             ---------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................      $265,098             $ 586,789
                                                          ========             =========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2010


                                                                              VAN ECK VIP
                                                        TEMPLETON GROWTH      GLOBAL HARD
                                                         SECURITIES FUND      ASSETS FUND
                                                       ------------------   --------------
INCOME AND EXPENSES:
 Investment Income:
  Dividends from The Trusts.........................        $ 3,269           $      175
 Expenses:
  Less: Asset-based charges.........................          3,804               34,446
                                                            -------           ----------
NET INVESTMENT INCOME (LOSS)........................           (535)             (34,271)
                                                            -------           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) on investments...............             42                9,870
  Realized gain distribution from The Trusts........             --                   --
                                                            -------           ----------
 Net realized gain (loss)...........................             42                9,870
                                                            -------           ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................         46,348            1,322,197
                                                            -------           ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................         46,390            1,332,067
                                                            -------           ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................        $45,855           $1,297,796
                                                            =======           ==========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                              ALLIANCEBERNSTEIN VPS
                                                          ALL ASSET              BALANCED WEALTH
                                                       ALLOCATION* (b)       STRATEGY PORTFOLIO (c)
                                                  ------------------------- ------------------------
                                                       2010         2009              2010
                                                  -------------- ---------- ------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $   17,226    $   222          $  (2,202)
 Net realized gain (loss) on investments.........       36,275        150              2,320
 Change in unrealized appreciation
  (depreciation) of investments..................       98,495        196             82,744
                                                    ----------    -------          ---------
 Net Increase (decrease) in net assets from
  operations.....................................      151,996        568             82,862
                                                    ----------    -------          ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........    1,556,159         --          1,019,897
  Transfers between funds including
   guaranteed interest account, net..............       38,996         --            919,382
  Transfers for contract benefits and
   terminations..................................      (17,798)        --             (4,561)
  Contract maintenance charges...................           --         --                 --
                                                    ----------    -------          ---------
 Net increase (decrease) in net assets from
  contractowners transactions....................    1,577,357         --          1,934,718
                                                    ----------    -------          ---------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................           58      9,942                 83
                                                    ----------    -------          ---------
INCREASE (DECREASE) IN NET ASSETS................    1,729,411     10,510          2,017,663
NET ASSETS -- BEGINNING OF PERIOD................       10,510         --                 --
                                                    ----------    -------          ---------
NET ASSETS -- END OF PERIOD......................   $1,739,921    $10,510          $2,017,663
                                                    ==========    =======          ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................          176         --                 --
 Redeemed........................................          (26)        --                 --
                                                    ----------    -------          ---------
 Net Increase (Decrease).........................          150         --                 --
                                                    ==========    =======          =========
UNIT ACTIVITY CLASS B
 Issued..........................................           --         --                189
 Redeemed........................................           --         --                 (5)
                                                    ----------    -------          ---------
 Net Increase (Decrease).........................           --         --                184
                                                    ==========    =======          =========
UNIT ACTIVITY CLASS II
 Issued..........................................           --         --                 --
 Redeemed........................................           --         --                 --
                                                    ----------    -------          ---------
 Net Increase (Decrease).........................           --         --                 --
                                                    ==========    =======          =========


                                                   ALLIANCEBERNSTEIN VPS
                                                       INTERNATIONAL         AMERICAN CENTURY VP
                                                    GROWTH PORTFOLIO (c)   LARGE COMPANY VALUE (c)
                                                  ----------------------- ------------------------
                                                            2010                    2010
                                                  ----------------------- ------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................       $  (3,576)                $   252
 Net realized gain (loss) on investments.........            (755)                   (490)
 Change in unrealized appreciation
  (depreciation) of investments..................         125,947                  30,689
                                                        ---------                 -------
 Net Increase (decrease) in net assets from
  operations.....................................         121,616                  30,451
                                                        ---------                 -------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........       1,306,392                 332,505
  Transfers between funds including
   guaranteed interest account, net..............         209,685                  22,713
  Transfers for contract benefits and
   terminations..................................         (17,198)                   (570)
  Contract maintenance charges...................              --                      --
                                                        ---------                 -------
 Net increase (decrease) in net assets from
  contractowners transactions....................       1,498,879                 354,648
                                                        ---------                 -------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             200                      13
                                                        ---------                 -------
INCREASE (DECREASE) IN NET ASSETS................       1,620,695                 385,112
NET ASSETS -- BEGINNING OF PERIOD................              --                      --
                                                        ---------                 -------
NET ASSETS -- END OF PERIOD......................       $1,620,695                $385,112
                                                        ==========                ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................              --                      --
 Redeemed........................................              --                      --
                                                        ---------                 -------
 Net Increase (Decrease).........................              --                      --
                                                        =========                 =======
UNIT ACTIVITY CLASS B
 Issued..........................................             146                      --
 Redeemed........................................              (2)                     --
                                                        ---------                 -------
 Net Increase (Decrease).........................             144                      --
                                                        =========                 =======
UNIT ACTIVITY CLASS II
 Issued..........................................              --                      38
 Redeemed........................................              --                      (3)
                                                        ---------                 -------
 Net Increase (Decrease).........................              --                      35
                                                        =========                 =======

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                        AMERICAN CENTURY VP                    AXA AGGRESSIVE
                                                         MID CAP VALUE (b)                      ALLOCATION*
                                                    ----------------------------   --------------------------------------
                                                          2010           2009             2010                 2009
                                                    ---------------   ----------   ------------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................     $  16,016         $  3         $    1,237,581      $  (12,702,194)
 Net realized gain (loss) on investments.........         4,713           --           (183,275,248)         61,901,922
 Change in unrealized appreciation
  (depreciation) of investments..................       228,547          (11)           488,754,760         553,620,619
                                                      -----------       -----        --------------      --------------
 Net Increase (decrease) in net assets from
  operations.....................................       249,276             (8)         306,717,093         602,820,347
                                                      -----------       -------      --------------      --------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........     2,177,407          959             57,279,993         223,542,346
  Transfers between funds including
   guaranteed interest account, net..............       238,487           --            (42,877,100)         13,000,917
  Transfers for contract benefits and
   terminations..................................       (12,519)          --           (112,599,987)        (85,123,342)
  Contract maintenance charges...................              (3)        --            (42,528,483)        (39,107,266)
                                                      ------------      ------       --------------      --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     2,403,372          959           (140,725,577)        112,312,655
                                                      -----------       ------       --------------      --------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................           401           --                 46,647             (46,646)
                                                      -----------       ------       --------------      --------------
INCREASE (DECREASE) IN NET ASSETS................     2,653,049          951            166,038,163         715,086,356
NET ASSETS -- BEGINNING OF PERIOD................           951           --          2,913,718,059       2,198,631,703
                                                      -----------       ------       --------------      --------------
NET ASSETS -- END OF PERIOD......................     $2,654,000        $951         $3,079,756,222      $2,913,718,059
                                                      ===========       ======       ==============      ==============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................            --           --                    747                   3
 Redeemed........................................            --           --                    (64)                 --
                                                      -----------       ------       --------------      --------------
 Net Increase (Decrease).........................            --           --                    683                   3
                                                      ===========       ======       ==============      ==============
UNIT ACTIVITY CLASS B
 Issued..........................................            --           --                 24,724              56,105
 Redeemed........................................            --           --                 38,947)            (41,587)
                                                      -----------       ------       --------------      --------------
 Net Increase (Decrease).........................            --           --                (14,223)             14,518
                                                      ===========       ======       ==============      ==============
UNIT ACTIVITY CLASS II
 Issued..........................................           227           --                     --                  --
 Redeemed........................................           (11)          --                     --                  --
                                                      -----------       ------       --------------      --------------
 Net Increase (Decrease).........................           216           --                     --                  --
                                                      ===========       ======       ==============      ==============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                            AXA BALANCED
                                                             STRATEGY*
                                                  --------------------------------
                                                        2010             2009
                                                  ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $  1,558,963     $   680,479
 Net realized gain (loss) on investments.........      3,038,358         535,902
 Change in unrealized appreciation
  (depreciation) of investments..................     25,097,789         754,528
                                                    ------------     -----------
 Net Increase (decrease) in net assets from
  operations.....................................     29,695,110       1,970,909
                                                    ------------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........    286,440,355      79,291,653
  Transfers between funds including
   guaranteed interest account, net..............    107,637,066      12,046,790
  Transfers for contract benefits and
   terminations..................................     (6,650,152)       (130,041)
  Contract maintenance charges...................     (1,587,725)            (70)
                                                    ------------     -----------
 Net increase (decrease) in net assets from
  contractowners transactions....................    385,839,544      91,208,332
                                                    ------------     -----------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             --         110,000
                                                    ------------     -----------
INCREASE (DECREASE) IN NET ASSETS................    415,534,654      93,289,241
NET ASSETS -- BEGINNING OF PERIOD................     93,289,241              --
                                                    ------------     -----------
NET ASSETS -- END OF PERIOD......................   $508,823,895     $93,289,241
                                                    ============     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued..........................................         35,947           8,389
 Redeemed........................................           (987)           (114)
                                                    ------------     -----------
 Net Increase (Decrease).........................         34,960           8,275
                                                    ============     ===========


                                                            AXA CONSERVATIVE                    AXA CONSERVATIVE
                                                               ALLOCATION*                    GROWTH STRATEGY* (a)
                                                  ------------------------------------- --------------------------------
                                                         2010               2009              2010             2009
                                                  ------------------ ------------------ ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $   11,943,707     $   14,638,419     $    732,121     $   516,178
 Net realized gain (loss) on investments.........       82,637,023        (23,216,373)       2,077,241         244,365
 Change in unrealized appreciation
  (depreciation) of investments..................       19,959,612        157,791,510       11,327,306          82,731
                                                    --------------     --------------     ------------     -----------
 Net Increase (decrease) in net assets from
  operations.....................................      114,540,342        149,213,556       14,136,668         843,274
                                                    --------------     --------------     ------------     -----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........       34,502,814        152,514,419      164,337,470      45,961,434
  Transfers between funds including
   guaranteed interest account, net..............       97,950,678        377,779,118       55,232,659       7,104,601
  Transfers for contract benefits and
   terminations..................................     (141,170,509)      (104,850,458)      (2,950,650)       (106,386)
  Contract maintenance charges...................      (27,914,777)       (22,090,232)        (881,518)            (21)
                                                    --------------     --------------     ------------     -----------
 Net increase (decrease) in net assets from
  contractowners transactions....................      (36,631,794)       403,352,847      215,737,961      52,959,628
                                                    --------------     --------------     ------------     -----------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................               --                 --               --         100,000
                                                    --------------     --------------     ------------     -----------
INCREASE (DECREASE) IN NET ASSETS................       77,908,548        552,566,403      229,874,629      53,902,902
NET ASSETS -- BEGINNING OF PERIOD................    1,893,334,755      1,340,768,352       53,902,902              --
                                                    --------------     --------------     ------------     -----------
NET ASSETS -- END OF PERIOD......................   $1,971,243,303     $1,893,334,755     $283,777,531     $53,902,902
                                                    ==============     ==============     ============     ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued..........................................           58,746             93,356           20,969           4,880
 Redeemed........................................          (61,204)           (53,577)          (1,159)            (47)
                                                    --------------     --------------     ------------     -----------
 Net Increase (Decrease).........................           (2,458)            39,779           19,810           4,833
                                                    ==============     ==============     ============     ===========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                          AXA CONSERVATIVE
                                                            STRATEGY* (a)
                                                  ---------------------------------
                                                        2010             2009
                                                  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $    509,538     $  412,192
 Net realized gain (loss) on investments.........      1,497,382         86,596
 Change in unrealized appreciation
  (depreciation) of investments..................      3,082,030       (299,450)
                                                    ------------     ------------
 Net Increase (decrease) in net assets from
  operations.....................................      5,088,950        199,338
                                                    ------------     ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........     96,361,197     27,686,539
  Transfers between funds including
   guaranteed interest account, net..............     35,030,226      5,307,743
  Transfers for contract benefits and
   terminations..................................     (2,613,889)      (122,238)
  Contract maintenance charges...................       (583,274)              (2)
                                                    ------------     -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    128,194,260     32,872,042
                                                    ------------     ------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             --         99,999
                                                    ------------     ------------
INCREASE (DECREASE) IN NET ASSETS................    133,283,210     33,171,379
NET ASSETS -- BEGINNING OF PERIOD................     33,171,379             --
                                                    ------------     ------------
NET ASSETS -- END OF PERIOD......................   $166,454,589     $33,171,379
                                                    ============     ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued..........................................         13,891          3,191
 Redeemed........................................         (1,857)           (82)
                                                    ------------     ------------
 Net Increase (Decrease).........................         12,034          3,109
                                                    ============     ============


                                                          AXA CONSERVATIVE-PLUS                    AXA GROWTH
                                                               ALLOCATION*                          STRATEGY*
                                                  ------------------------------------- ---------------------------------
                                                         2010               2009              2010             2009
                                                  ------------------ ------------------ ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $    8,519,169     $    7,051,983    $     245,083     $    770,493
 Net realized gain (loss) on investments.........        3,669,876         29,554,658        5,179,874          955,020
 Change in unrealized appreciation
  (depreciation) of investments..................      115,049,961        156,537,422       40,955,455        3,895,194
                                                    --------------     --------------    -------------     ------------
 Net Increase (decrease) in net assets from
  operations.....................................      127,239,006        193,144,063       46,380,412        5,620,707
                                                    --------------     --------------    -------------     ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........       25,750,062        144,801,364      262,893,896      169,843,492
  Transfers between funds including
   guaranteed interest account, net..............       66,165,400        205,477,444       80,199,789       21,199,210
  Transfers for contract benefits and
   terminations..................................     (103,642,385)       (84,418,936)     (10,860,582)        (523,922)
  Contract maintenance charges...................      (22,368,763)       (18,367,816)      (2,951,613)            (297)
                                                    --------------     --------------    -------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      (34,095,686)       247,492,056      329,281,490      190,518,483
                                                    --------------     --------------    -------------     ------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................               --             14,000               --          110,000
                                                    --------------     --------------    -------------     ------------
INCREASE (DECREASE) IN NET ASSETS................       93,143,320        440,650,119      375,661,902      196,249,190
NET ASSETS -- BEGINNING OF PERIOD................    1,682,568,824      1,241,918,705      196,249,190               --
                                                    --------------     --------------    -------------     ------------
NET ASSETS -- END OF PERIOD......................   $1,775,712,144     $1,682,568,824    $ 571,911,092     $196,249,190
                                                    ==============     ==============    =============     ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued..........................................           22,128             49,081           29,149           16,746
 Redeemed........................................          (24,771)           (23,515)          (1,355)             (56)
                                                    --------------     --------------    -------------     ------------
 Net Increase (Decrease).........................           (2,643)            25,566           27,794           16,690
                                                    ==============     ==============    =============     ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-75

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                              AXA MODERATE
                                                               ALLOCATION*
                                                  -------------------------------------
                                                         2010               2009
                                                  ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $   45,939,329     $   (2,683,945)
 Net realized gain (loss) on investments.........       26,004,908        308,688,363
 Change in unrealized appreciation
  (depreciation) of investments..................      505,050,402        647,151,022
                                                    --------------     --------------
 Net Increase (decrease) in net assets from
  operations.....................................      576,994,639        953,155,440
                                                    --------------     --------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      135,214,704        659,910,353
  Transfers between funds including
   guaranteed interest account, net..............      183,875,060        593,807,303
  Transfers for contract benefits and
   terminations..................................     (419,993,785)      (325,164,385)
  Contract maintenance charges...................      (93,873,612)       (78,875,394)
                                                    --------------     --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (194,777,633)       849,677,877
                                                    --------------     --------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................               --              9,500
                                                    --------------     --------------
INCREASE (DECREASE) IN NET ASSETS................      382,217,006      1,802,842,817
NET ASSETS -- BEGINNING OF PERIOD................    7,164,863,009      5,362,020,192
                                                    --------------     --------------
NET ASSETS -- END OF PERIOD......................   $7,547,080,015     $7,164,863,009
                                                    ==============     ==============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................            1,488                  2
 Redeemed........................................             (185)                --
                                                    --------------     --------------
 Net Increase (Decrease).........................            1,303                  2
                                                    ==============     ==============
UNIT ACTIVITY CLASS B
 Issued..........................................           28,668            104,723
 Redeemed........................................          (43,089)           (33,617)
                                                    --------------     --------------
 Net Increase (Decrease).........................          (14,421)            71,106
                                                    ==============     ==============


                                                             AXA MODERATE                        AXA MODERATE-PLUS
                                                           GROWTH STRATEGY*                         ALLOCATION*
                                                  ----------------------------------- ---------------------------------------
                                                         2010              2009               2010                2009
                                                  ------------------ ---------------- ------------------- -------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $    3,641,728     $  1,173,723     $    20,678,827     $   (12,989,843)
 Net realized gain (loss) on investments.........        7,394,378        1,201,181         (31,869,033)        560,417,021
 Change in unrealized appreciation
  (depreciation) of investments..................       72,357,490        3,128,717         996,339,245       1,232,444,209
                                                    --------------     ------------     ---------------     ---------------
 Net Increase (decrease) in net assets from
  operations.....................................       83,393,596        5,503,621         985,149,039       1,779,871,387
                                                    --------------     ------------     ---------------     ---------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      778,781,950      189,621,506         189,796,564         715,346,985
  Transfers between funds including
   guaranteed interest account, net..............      210,400,988       19,930,669          (8,733,977)        298,695,560
  Transfers for contract benefits and
   terminations..................................      (14,830,252)        (335,398)       (507,089,356)       (374,477,153)
  Contract maintenance charges...................       (3,285,544)             (44)       (149,144,879)       (134,003,544)
                                                    --------------     ------------     ---------------     ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      971,067,142      209,216,733        (475,171,648)        505,561,848
                                                    --------------     ------------     ---------------     ---------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................               --          100,000              53,353             110,647
                                                    --------------     ------------     ---------------     ---------------
INCREASE (DECREASE) IN NET ASSETS................    1,054,460,738      214,820,354         510,030,744       2,285,543,882
NET ASSETS -- BEGINNING OF PERIOD................      214,820,354               --      10,483,378,281       8,197,834,399
                                                    --------------     ------------     ---------------     ---------------
NET ASSETS -- END OF PERIOD......................   $1,269,281,092     $214,820,354     $10,993,409,025     $10,483,378,281
                                                    ==============     ============     ===============     ===============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................               --               --               1,521                  33
 Redeemed........................................               --               --                (153)                 --
                                                    --------------     ------------     ---------------     ---------------
 Net Increase (Decrease).........................               --               --               1,368                  33
                                                    ==============     ============     ===============     ===============
UNIT ACTIVITY CLASS B
 Issued..........................................           89,688           18,446              33,233             123,441
 Redeemed........................................           (1,427)             (75)            (76,111)            (68,006)
                                                    --------------     ------------     ---------------     ---------------
 Net Increase (Decrease).........................           88,261           18,371             (42,878)             55,435
                                                    ==============     ============     ===============     ===============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-76

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                         AXA TACTICAL
                                                       MANAGER 2000* (a)
                                                  ---------------------------
                                                        2010          2009
                                                  --------------- -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $  (124,903)   $     35
 Net realized gain (loss) on investments.........       717,005          --
 Change in unrealized appreciation
  (depreciation) of investments..................     2,895,878      28,896
                                                    -----------    --------
 Net Increase (decrease) in net assets from
  operations.....................................     3,487,980      28,931
                                                    -----------    --------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........    17,711,767      78,016
  Transfers between funds including
   guaranteed interest account, net..............     3,788,315          --
  Transfers for contract benefits and
   terminations..................................      (133,831)         --
  Contract maintenance charges...................        (1,717)         --
                                                    -----------    --------
 Net increase (decrease) in net assets from
  contractowners transactions....................    21,364,534      78,016
                                                    -----------    --------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................            --     110,000
                                                    -----------    --------
INCREASE (DECREASE) IN NET ASSETS................    24,852,514     216,947
NET ASSETS -- BEGINNING OF PERIOD................       216,947          --
                                                    -----------    --------
NET ASSETS -- END OF PERIOD......................   $25,069,461    $216,947
                                                    ===========    ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued..........................................         1,952           7
 Redeemed........................................           (54)         --
                                                    -----------    --------
 Net Increase (Decrease).........................         1,898           7
                                                    ===========    ========


                                                         AXA TACTICAL                AXA TACTICAL
                                                       MANAGER 400* (a)            MANAGER 500* (a)
                                                  --------------------------- ---------------------------
                                                        2010          2009          2010          2009
                                                  --------------- ----------- --------------- -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $  (118,323)   $    (16)    $  (156,106)   $    180
 Net realized gain (loss) on investments.........       531,531          --         893,504          --
 Change in unrealized appreciation
  (depreciation) of investments..................     2,433,989      29,782       4,055,677      26,443
                                                    -----------    --------     -----------    --------
 Net Increase (decrease) in net assets from
  operations.....................................     2,847,197      29,766       4,793,075      26,623
                                                    -----------    --------     -----------    --------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........    16,285,089      74,833      36,932,071     260,178
  Transfers between funds including
   guaranteed interest account, net..............     3,405,657          --       9,647,240          --
  Transfers for contract benefits and
   terminations..................................      (104,611)         --        (213,949)         --
  Contract maintenance charges...................        (1,448)         --          (4,978)         --
                                                    -----------    --------     -----------    --------
 Net increase (decrease) in net assets from
  contractowners transactions....................    19,584,687      74,833      46,360,384     260,178
                                                    -----------    --------     -----------    --------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................            --     110,000              --     110,000
                                                    -----------    --------     -----------    --------
INCREASE (DECREASE) IN NET ASSETS................    22,431,884     214,599      51,153,459     396,801
NET ASSETS -- BEGINNING OF PERIOD................       214,599          --         396,801          --
                                                    -----------    --------     -----------    --------
NET ASSETS -- END OF PERIOD......................   $22,646,483    $214,599     $51,550,260    $396,801
                                                    ===========    ========     ===========    ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued..........................................         1,811           7           4,608          25
 Redeemed........................................           (43)         --             (91)         --
                                                    -----------    --------     -----------    --------
 Net Increase (Decrease).........................         1,768           7           4,517          25
                                                    ===========    ========     ===========    ========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-77

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                         AXA TACTICAL
                                                            MANAGER                 BLACKROCK GLOBAL          BLACKROCK LARGE
                                                      INTERNATIONAL* (a)          ALLOCATION V.I. FUND      CAP GROWTH V.I. FUND
                                                  --------------------------- ---------------------------- ---------------------
                                                        2010          2009          2010           2009             2010
                                                  --------------- ----------- ---------------- ----------- ---------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $   (13,028)   $    704     $   72,117      $  1,079        $   (2,258)
 Net realized gain (loss) on investments.........        94,043         715         96,644            --               803
 Change in unrealized appreciation
  (depreciation) of investments..................     3,313,728      24,414      1,231,110        (2,268)          174,217
                                                    -----------    --------     ----------      --------        ----------
 Net Increase (decrease) in net assets from
  operations.....................................     3,394,743      25,833      1,399,871        (1,189)          172,762
                                                    -----------    --------     ----------      --------        ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........    32,319,285      79,714     16,983,431       644,972         1,392,473
  Transfers between funds including
   guaranteed interest account, net..............     7,114,950          --      1,463,147            --           292,652
  Transfers for contract benefits and
   terminations..................................      (274,668)         --       (428,281)           --           (12,286)
  Contract maintenance charges...................        (1,497)         --             (3)           --                --
                                                    -----------    --------     ----------      --------        ----------
 Net increase (decrease) in net assets from
  contractowners transactions....................    39,158,070      79,714     18,018,294       644,972         1,672,839
                                                    -----------    --------     ----------      --------        ----------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................       (24,170)    110,000          1,476            25                --
                                                    -----------    --------     ----------      --------        ----------
INCREASE (DECREASE) IN NET ASSETS................    42,528,643     215,547     19,419,641       643,808         1,845,601
NET ASSETS -- BEGINNING OF PERIOD................       215,547          --        643,808            --                --
                                                    -----------    --------     ----------      --------        ----------
NET ASSETS -- END OF PERIOD......................   $42,744,190    $215,547     $20,063,449     $643,808        $1,845,601
                                                    ===========    ========     ============    ========        ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued..........................................         4,218           8             --            --                --
 Redeemed........................................           (93)         --             --            --                --
                                                    -----------    --------     ----------      --------        ----------
 Net Increase (Decrease).........................         4,125           8             --            --                --
                                                    ===========    ========     ==========      ========        ==========
UNIT ACTIVITY CLASS III
 Issued..........................................            --          --          1,964            63               170
 Redeemed........................................            --          --           (196)           --               (12)
                                                    -----------    --------     ----------      --------        ----------
 Net Increase (Decrease).........................            --          --          1,768            63               158
                                                    ===========    ========     ==========      ========        ==========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-78

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/ALLIANCEBERNSTEIN
                                                            INTERNATIONAL*
                                                  -----------------------------------
                                                         2010              2009
                                                  ------------------ ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $  4,998,147      $   5,690,996
 Net realized gain (loss) on investments.........    (75,518,603)       (91,509,083)
 Change in unrealized appreciation
  (depreciation) of investments..................     91,853,963        232,468,311
                                                    ------------      -------------
 Net Increase (decrease) in net assets from
  operations.....................................     21,333,507        146,650,224
                                                    ------------      -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........     13,350,290         25,408,173
  Transfers between funds including
   guaranteed interest account, net..............    (32,985,851)       (40,078,664)
  Transfers for contract benefits and
   terminations..................................    (31,609,278)       (26,744,869)
  Contract maintenance charges...................     (9,184,793)        (9,506,547)
                                                    ------------      -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (60,429,632)       (50,921,907)
                                                    ------------      -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             --             35,500
                                                    ------------      -------------
INCREASE (DECREASE) IN NET ASSETS................    (39,096,125)        95,763,817
NET ASSETS -- BEGINNING OF PERIOD................    703,752,433        607,988,616
                                                    ------------      -------------
NET ASSETS -- END OF PERIOD......................   $664,656,308      $ 703,752,433
                                                    ============      =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................            106                 --
 Redeemed........................................             (4)                --
                                                    ------------      -------------
 Net Increase (Decrease).........................            102                 --
                                                    ============      =============
UNIT ACTIVITY CLASS B
 Issued..........................................          4,302              6,780
 Redeemed........................................         (9,558)           (11,521)
                                                    ------------      -------------
 Net Increase (Decrease).........................         (5,256)            (4,741)
                                                    ============      =============


                                                        EQ/ALLIANCEBERNSTEIN                 EQ/AXA FRANKLIN
                                                          SMALL CAP GROWTH*               SMALL CAP VALUE CORE*
                                                  --------------------------------- ---------------------------------
                                                        2010             2009             2010             2009
                                                  ---------------- ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................  $  (5,401,799)   $  (4,310,132)    $ (1,437,540)   $    (384,619)
 Net realized gain (loss) on investments.........    (10,937,416)     (34,343,729)       2,335,672      (17,913,800)
 Change in unrealized appreciation
  (depreciation) of investments..................    121,150,323      128,581,249       22,255,032       38,569,835
                                                   -------------    -------------     ------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................    104,811,108       89,927,388       23,153,164       20,271,416
                                                   -------------    -------------     ------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      8,745,606       11,021,593        7,605,922       14,311,029
  Transfers between funds including
   guaranteed interest account, net..............     34,772,189      (19,645,959)       7,982,897       (1,956,707)
  Transfers for contract benefits and
   terminations..................................    (21,517,303)     (15,544,293)      (4,321,503)      (3,890,916)
  Contract maintenance charges...................     (4,570,443)      (4,041,448)      (1,686,092)      (1,258,682)
                                                   -------------    -------------     ------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     17,430,049      (28,210,107)       9,581,224        7,204,724
                                                   -------------    -------------     ------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................         20,590           14,000               --                3
                                                   -------------    -------------     ------------    -------------
INCREASE (DECREASE) IN NET ASSETS................    122,261,747       61,731,281       32,734,388       27,476,143
NET ASSETS -- BEGINNING OF PERIOD................    342,153,224      280,421,943      102,007,181       74,531,038
                                                   -------------    -------------     ------------    -------------
NET ASSETS -- END OF PERIOD......................  $ 464,414,971    $ 342,153,224     $134,741,569    $ 102,007,181
                                                   =============    =============     ============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................            202               --              121               --
 Redeemed........................................            (34)              --              (12)              --
                                                   -------------    -------------     ------------    -------------
 Net Increase (Decrease).........................            168               --              109               --
                                                   =============    =============     ============    =============
UNIT ACTIVITY CLASS B
 Issued..........................................          5,853            3,574            4,561            6,410
 Redeemed........................................         (4,953)          (5,924)          (3,705)          (5,439)
                                                   -------------    -------------     ------------    -------------
 Net Increase (Decrease).........................            900           (2,350)             856              971
                                                   =============    =============     ============    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-79

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/BLACKROCK                      EQ/BLACKROCK
                                                         BASIC VALUE EQUITY*              INTERNATIONAL VALUE*
                                                  --------------------------------- ---------------------------------
                                                        2010             2009             2010             2009
                                                  ---------------- ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................  $  (1,238,006)   $   7,754,718    $  (4,996,923)   $   3,882,645
 Net realized gain (loss) on investments.........    (24,211,249)     (35,090,646)     (46,214,094)     (48,807,629)
 Change in unrealized appreciation
  (depreciation) of investments..................    107,145,393      189,036,589       79,693,302      208,617,978
                                                   -------------    -------------    -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     81,696,138      161,700,661       28,482,285      163,692,994
                                                   -------------    -------------    -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........     37,720,972       47,095,848       19,881,418       26,971,529
  Transfers between funds including
   guaranteed interest account, net..............     46,309,976       51,752,878       (2,706,603)      (1,068,641)
  Transfers for contract benefits and
   terminations..................................    (40,757,628)     (29,184,159)     (39,464,023)     (30,573,768)
  Contract maintenance charges...................     (9,928,004)      (8,147,908)      (8,865,559)      (8,607,247)
                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     33,345,316       61,516,659      (31,154,767)     (13,278,127)
                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             16           28,000           12,971               --
                                                   -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS................    115,041,470      223,245,320       (2,659,511)     150,414,867
NET ASSETS -- BEGINNING OF PERIOD................    745,511,467      522,266,147      743,302,875      592,888,008
                                                   -------------    -------------    -------------    -------------
NET ASSETS -- END OF PERIOD......................  $ 860,552,937    $ 745,511,467    $ 740,643,364    $ 743,302,875
                                                   =============    =============    =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................          1,091               --              411                1
 Redeemed........................................            (21)              --             (121)              --
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease).........................          1,070               --              290                1
                                                   =============    =============    =============    =============
UNIT ACTIVITY CLASS B
 Issued..........................................          9,124           12,385            5,876            6,779
 Redeemed........................................         (6,912)          (6,336)          (8,184)          (7,696)
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease).........................          2,212            6,049           (2,308)            (917)
                                                   =============    =============    =============    =============



                                                          EQ/BOSTON ADVISORS
                                                            EQUITY INCOME*
                                                  -----------------------------------
                                                         2010              2009
                                                  ------------------ ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $  1,884,905      $   1,779,765
 Net realized gain (loss) on investments.........    (13,445,593)       (25,947,444)
 Change in unrealized appreciation
  (depreciation) of investments..................     37,462,138         43,864,420
                                                    ------------      -------------
 Net Increase (decrease) in net assets from
  operations.....................................     25,901,450         19,696,741
                                                    ------------      -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      9,028,539         18,478,474
  Transfers between funds including
   guaranteed interest account, net..............     10,108,616         (4,971,161)
  Transfers for contract benefits and
   terminations..................................     (9,191,527)        (6,227,957)
  Contract maintenance charges...................     (2,552,463)        (2,312,153)
                                                    ------------      -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      7,393,165          4,967,203
                                                    ------------      -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             --                 --
                                                    ------------      -------------
INCREASE (DECREASE) IN NET ASSETS................     33,294,615         24,663,944
NET ASSETS -- BEGINNING OF PERIOD................    182,135,061        157,471,117
                                                    ------------      -------------
NET ASSETS -- END OF PERIOD......................   $215,429,676      $ 182,135,061
                                                    ============      =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................             86                 --
 Redeemed........................................             (9)                --
                                                    ------------      -------------
 Net Increase (Decrease).........................             77                 --
                                                    ============      =============
UNIT ACTIVITY CLASS B
 Issued..........................................         10,933             14,993
 Redeemed........................................         (8,648)           (11,017)
                                                    ------------      -------------
 Net Increase (Decrease).........................          2,285              3,976
                                                    ============      =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-80

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/CALVERT                       EQ/CAPITAL
                                                       SOCIALLY RESPONSIBLE*              GUARDIAN GROWTH*
                                                  ------------------------------- ---------------------------------
                                                        2010            2009            2010             2009
                                                  --------------- --------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................  $   (632,416)   $   (474,190)   $  (3,428,417)   $  (3,324,947)
 Net realized gain (loss) on investments.........    (2,591,833)     (3,614,940)      (6,346,066)     (17,504,333)
 Change in unrealized appreciation
  (depreciation) of investments..................     7,974,772      14,488,579       43,790,728      101,412,213
                                                   ------------    ------------    -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     4,750,523      10,399,449       34,016,245       80,582,933
                                                   ------------    ------------    -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........       766,100       1,296,389        4,807,103       10,812,945
  Transfers between funds including
   guaranteed interest account, net..............    (1,524,027)         77,436       (6,168,774)      (9,163,405)
  Transfers for contract benefits and
   terminations..................................    (2,149,040)     (1,594,732)     (16,983,647)     (14,604,093)
  Contract maintenance charges...................      (616,504)       (592,183)      (4,195,699)      (4,076,869)
                                                   ------------    ------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (3,523,471)       (813,090)     (22,541,017)     (17,031,422)
                                                   ------------    ------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................            --              --               --               --
                                                   ------------    ------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS................     1,227,052       9,586,359       11,475,228       63,551,511
NET ASSETS -- BEGINNING OF PERIOD................    45,680,783      36,094,424      327,490,730      263,939,219
                                                   ------------    ------------    -------------    -------------
NET ASSETS -- END OF PERIOD......................  $ 46,907,835    $ 45,680,783    $ 338,965,958    $ 327,490,730
                                                   ============    ============    =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................            --              --              103               --
 Redeemed........................................            --              --              (28)              --
                                                   ------------    ------------    -------------    -------------
 Net Increase (Decrease).........................            --              --               75               --
                                                   ============    ============    =============    =============
UNIT ACTIVITY CLASS B
 Issued..........................................           807             760            1,808            3,817
 Redeemed........................................        (1,240)           (900)          (4,176)          (5,720)
                                                   ------------    ------------    -------------    -------------
 Net Increase (Decrease).........................          (433)           (140)          (2,368)          (1,903)
                                                   ============    ============    =============    =============


                                                              EQ/CAPITAL
                                                          GUARDIAN RESEARCH*
                                                  -----------------------------------
                                                         2010              2009
                                                  ------------------ ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $ (6,039,987)     $  (2,379,917)
 Net realized gain (loss) on investments.........     (9,628,458)       (36,538,854)
 Change in unrealized appreciation
  (depreciation) of investments..................    129,006,990        244,976,815
                                                    ------------      -------------
 Net Increase (decrease) in net assets from
  operations.....................................    113,338,545        206,058,044
                                                    ------------      -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........     10,972,286         14,307,833
  Transfers between funds including
   guaranteed interest account, net..............    (32,703,851)       (34,828,972)
  Transfers for contract benefits and
   terminations..................................    (58,486,215)       (50,856,646)
  Contract maintenance charges...................    (10,117,724)       (10,184,939)
                                                    ------------      -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (90,335,504)       (81,562,724)
                                                    ------------      -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             --                  3
                                                    ------------      -------------
INCREASE (DECREASE) IN NET ASSETS................     23,003,041        124,495,317
NET ASSETS -- BEGINNING OF PERIOD................    882,287,500        757,792,183
                                                    ------------      -------------
NET ASSETS -- END OF PERIOD......................   $905,290,541      $ 882,287,500
                                                    ============      =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................             55                 --
 Redeemed........................................             (5)                --
                                                    ------------      -------------
 Net Increase (Decrease).........................             50                 --
                                                    ============      =============
UNIT ACTIVITY CLASS B
 Issued..........................................          1,521              3,268
 Redeemed........................................        (10,327)           (13,083)
                                                    ------------      -------------
 Net Increase (Decrease).........................         (8,806)            (9,815)
                                                    ============      =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-81

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                              EQ/COMMON                            EQ/CORE
                                                          STOCK INDEX* (l)                     BOND INDEX* (j)
                                                  --------------------------------- -------------------------------------
                                                        2010             2009              2010               2009
                                                  ---------------- ---------------- ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................  $  (1,433,395)   $   2,301,315     $    8,448,026     $   10,471,800
 Net realized gain (loss) on investments.........    (23,550,500)     (47,722,505)       (27,611,329)       (41,741,742)
 Change in unrealized appreciation
  (depreciation) of investments..................    126,777,315      205,511,015         62,747,112         36,863,152
                                                   -------------    -------------     --------------     --------------
 Net Increase (decrease) in net assets from
  operations.....................................    101,793,420      160,089,825         43,583,809          5,593,210
                                                   -------------    -------------     --------------     --------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........     15,442,258       27,411,518        112,195,063         54,084,596
  Transfers between funds including
   guaranteed interest account, net..............    (31,908,979)      16,577,675         19,349,652        116,014,734
  Transfers for contract benefits and
   terminations..................................    (47,102,983)     (36,812,734)       (74,192,447)       (64,156,687)
  Contract maintenance charges...................     (9,488,582)      (8,842,041)       (12,009,051)       (10,743,977)
                                                   -------------    -------------     --------------     --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (73,058,286)      (1,665,582)        45,343,217         95,198,666
                                                   -------------    -------------     --------------     --------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................         39,999           52,999              3,576             (4,574)
                                                   -------------    -------------     --------------     --------------
INCREASE (DECREASE) IN NET ASSETS................     28,775,133      158,477,242         88,930,602        100,787,302
NET ASSETS -- BEGINNING OF PERIOD................    776,122,431      617,645,189      1,014,132,349        913,345,047
                                                   -------------    -------------     --------------     --------------
NET ASSETS -- END OF PERIOD......................  $ 804,897,564    $ 776,122,431     $1,103,062,951     $1,014,132,349
                                                   =============    =============     ==============     ==============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................            116               --                 --                 --
 Redeemed........................................            (23)              --                 --                 --
                                                   -------------    -------------     --------------     --------------
 Net Increase (Decrease).........................             93               --                 --                 --
                                                   =============    =============     ==============     ==============
UNIT ACTIVITY CLASS B
 Issued..........................................          1,839           18,068             24,443             45,162
 Redeemed........................................         (5,231)         (16,682)           (19,150)           (35,945)
                                                   -------------    -------------     --------------     --------------
 Net Increase (Decrease).........................         (3,392)           1,386              5,293              9,217
                                                   =============    =============     ==============     ==============


                                                             EQ/DAVIS NEW
                                                             YORK VENTURE*
                                                  -----------------------------------
                                                         2010              2009
                                                  ------------------ ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $ (2,337,987)     $     640,433
 Net realized gain (loss) on investments.........    (14,273,215)       (26,279,448)
 Change in unrealized appreciation
  (depreciation) of investments..................     49,500,530        105,138,412
                                                    ------------      -------------
 Net Increase (decrease) in net assets from
  operations.....................................     32,889,328         79,499,397
                                                    ------------      -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........     10,689,753         20,370,499
  Transfers between funds including
   guaranteed interest account, net..............     (2,032,940)        10,733,646
  Transfers for contract benefits and
   terminations..................................    (14,213,298)       (10,072,230)
  Contract maintenance charges...................     (5,004,651)        (4,411,886)
                                                    ------------      -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (10,561,136)        16,620,029
                                                    ------------      -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................              1              8,002
                                                    ------------      -------------
INCREASE (DECREASE) IN NET ASSETS................     22,328,193         96,127,428
NET ASSETS -- BEGINNING OF PERIOD................    339,037,397        242,909,969
                                                    ------------      -------------
NET ASSETS -- END OF PERIOD......................   $361,365,590      $ 339,037,397
                                                    ============      =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................            352                 --
 Redeemed........................................             (4)                --
                                                    ------------      -------------
 Net Increase (Decrease).........................            348                 --
                                                    ============      =============
UNIT ACTIVITY CLASS B
 Issued..........................................          4,670              9,250
 Redeemed........................................         (6,330)            (6,767)
                                                    ------------      -------------
 Net Increase (Decrease).........................         (1,660)             2,483
                                                    ============      =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-82

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/EQUITY 500 INDEX*                 EQ/EQUITY GROWTH PLUS*
                                                  ------------------------------------- -------------------------------------
                                                         2010               2009               2010               2009
                                                  ------------------ ------------------ ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $     (375,029)    $    4,911,710     $  (14,559,688)    $   (7,263,176)
 Net realized gain (loss) on investments.........      (24,017,262)       (58,830,916)       (22,200,303)       (52,280,543)
 Change in unrealized appreciation
  (depreciation) of investments..................      164,923,811        280,996,890        192,797,317        342,994,624
                                                    --------------     --------------     --------------     --------------
 Net Increase (decrease) in net assets from
  operations.....................................      140,531,520        227,077,684        156,037,326        283,450,905
                                                    --------------     --------------     --------------     --------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........       28,693,199         71,573,078         16,093,932         43,966,701
  Transfers between funds including
   guaranteed interest account, net..............       16,276,515          5,751,524       (121,876,697)       (83,152,124)
  Transfers for contract benefits and
   terminations..................................      (67,735,914)       (53,397,314)       (61,811,958)       (53,534,351)
  Contract maintenance charges...................      (13,651,440)       (12,149,395)       (17,034,281)       (17,627,653)
                                                    --------------     --------------     --------------     --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      (36,417,640)        11,777,893       (184,629,004)      (110,347,427)
                                                    --------------     --------------     --------------     --------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................           10,302             39,999                 --             (7,448)
                                                    --------------     --------------     --------------     --------------
INCREASE (DECREASE) IN NET ASSETS................      104,124,182        238,895,576        (28,591,678)       173,096,030
NET ASSETS -- BEGINNING OF PERIOD................    1,151,672,634        912,777,058      1,316,750,750      1,143,654,720
                                                    --------------     --------------     --------------     --------------
NET ASSETS -- END OF PERIOD......................   $1,255,796,816     $1,151,672,634     $1,288,159,072     $1,316,750,750
                                                    ==============     ==============     ==============     ==============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................              543                  3                 --                 --
 Redeemed........................................              (45)                --                 --                 --
                                                    --------------     --------------     --------------     --------------
 Net Increase (Decrease).........................              498                  3                 --                 --
                                                    ==============     ==============     ==============     ==============
UNIT ACTIVITY CLASS B
 Issued..........................................            9,328             17,357              1,277              7,641
 Redeemed........................................          (11,078)           (13,473)           (16,247)           (17,554)
                                                    --------------     --------------     --------------     --------------
 Net Increase (Decrease).........................           (1,750)             3,884            (14,970)            (9,913)
                                                    ==============     ==============     ==============     ==============


                                                               EQ/FRANKLIN
                                                              CORE BALANCED*
                                                  --------------------------------------
                                                          2010               2009
                                                  ------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $    7,925,639       $ 22,140,075
 Net realized gain (loss) on investments.........      (48,297,438)       (41,977,203)
 Change in unrealized appreciation
  (depreciation) of investments..................       89,802,920        149,692,792
                                                    --------------       ------------
 Net Increase (decrease) in net assets from
  operations.....................................       49,431,121        129,855,664
                                                    --------------       ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........        7,950,275         20,356,133
  Transfers between funds including
   guaranteed interest account, net..............      (71,437,251)        54,640,839
  Transfers for contract benefits and
   terminations..................................      (28,627,392)       (25,586,167)
  Contract maintenance charges...................       (8,243,350)        (7,929,027)
                                                    --------------       ------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (100,357,718)        41,481,778
                                                    --------------       ------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................               --                 (3)
                                                    --------------       ------------
INCREASE (DECREASE) IN NET ASSETS................      (50,926,597)       171,337,439
NET ASSETS -- BEGINNING OF PERIOD................      597,049,728        425,712,289
                                                    --------------       ------------
NET ASSETS -- END OF PERIOD......................   $  546,123,131       $597,049,728
                                                    ==============       ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................               63                 --
 Redeemed........................................               (1)                --
                                                    --------------       ------------
 Net Increase (Decrease).........................               62                 --
                                                    ==============       ============
UNIT ACTIVITY CLASS B
 Issued..........................................            4,879             15,593
 Redeemed........................................          (15,898)           (10,086)
                                                    --------------       ------------
 Net Increase (Decrease).........................          (11,019)             5,507
                                                    ==============       ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-83

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                 EQ/FRANKLIN
                                                            TEMPLETON ALLOCATION*
                                                  -----------------------------------------
                                                          2010                 2009
                                                  -------------------- --------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................    $    6,157,195        $  10,740,102
 Net realized gain (loss) on investments.........       (48,402,797)         (68,257,655)
 Change in unrealized appreciation
  (depreciation) of investments..................       152,079,246          343,049,903
                                                     --------------       --------------
 Net Increase (decrease) in net assets from
  operations.....................................       109,833,644          285,532,350
                                                     --------------       --------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........        24,331,477           73,834,498
  Transfers between funds including
   guaranteed interest account, net..............       (18,954,035)          51,895,312
  Transfers for contract benefits and
   terminations..................................       (59,358,724)         (48,492,082)
  Contract maintenance charges...................       (18,909,604)         (17,534,193)
                                                     --------------       --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................       (72,890,886)          59,703,535
                                                     --------------       --------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................                --                   (1)
                                                     --------------       --------------
INCREASE (DECREASE) IN NET ASSETS................        36,942,758          345,235,884
NET ASSETS -- BEGINNING OF PERIOD................     1,341,357,512          996,121,628
                                                     --------------       --------------
NET ASSETS -- END OF PERIOD......................    $1,378,300,270       $1,341,357,512
                                                     ==============       ===============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................               43                    --
 Redeemed........................................               (3)                   --
                                                     -------------        --------------
 Net Increase (Decrease).........................               40                    --
                                                     =============        ==============
UNIT ACTIVITY CLASS B
 Issued..........................................            9,195               26,660
 Redeemed........................................          (19,113)              (15,841)
                                                     -------------        --------------
 Net Increase (Decrease).........................           (9,918)              10,819
                                                     =============        ==============


                                                          EQ/GAMCO MERGERS &                   EQ/GAMCO SMALL
                                                             ACQUISITIONS*                     COMPANY VALUE*
                                                  ----------------------------------- ---------------------------------
                                                         2010              2009             2010             2009
                                                  ------------------ ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................    $(2,295,384)      $ (1,793,681)   $  (7,670,386)   $  (5,050,034)
 Net realized gain (loss) on investments.........      4,547,741         (5,766,872)       7,145,762      (22,466,131)
 Change in unrealized appreciation
  (depreciation) of investments..................      9,750,229         24,311,739      194,551,939      198,092,476
                                                     -----------       ------------    -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     12,002,586         16,751,186      194,027,315      170,576,311
                                                     -----------       ------------    -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      4,201,579          6,583,314       23,512,644       32,344,187
  Transfers between funds including
   guaranteed interest account, net..............     36,633,851         10,433,400       74,286,097       49,285,762
  Transfers for contract benefits and
   terminations..................................     (7,181,754)        (4,763,059)     (29,712,014)     (17,447,466)
  Contract maintenance charges...................     (2,260,010)        (1,934,627)      (9,812,593)      (7,485,896)
                                                     -----------       ------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     31,393,666         10,319,028       58,274,134       56,696,587
                                                     -----------       ------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             --              1,653               --           11,001
                                                     -----------       ------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS................     43,396,252         27,071,867      252,301,449      227,283,899
NET ASSETS -- BEGINNING OF PERIOD................    138,089,880        111,018,013      620,000,611      392,716,712
                                                     -----------       ------------    -------------    -------------
NET ASSETS -- END OF PERIOD......................    $181,486,132      $138,089,880    $ 872,302,060    $ 620,000,611
                                                     ============      ============    =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................            166                 --            1,283                2
 Redeemed........................................             (3)                --              (50)              --
                                                     -----------       ------------    -------------    -------------
 Net Increase (Decrease).........................            163                 --            1,233                2
                                                     ===========       ============    =============    =============
UNIT ACTIVITY CLASS B
 Issued..........................................          5,493              4,139            4,836            5,849
 Redeemed........................................         (3,036)            (3,222)          (3,679)          (3,498)
                                                     -----------       ------------    -------------    -------------
 Net Increase (Decrease).........................          2,457                917            1,157            2,351
                                                     ===========       ============    =============    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-84

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                              EQ/GLOBAL
                                                             BOND PLUS*
                                                  ---------------------------------
                                                        2010             2009
                                                  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................  $   6,411,792    $  (2,705,164)
 Net realized gain (loss) on investments.........    (11,435,204)     (23,317,739)
 Change in unrealized appreciation
  (depreciation) of investments..................     24,553,768       26,152,690
                                                   -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     19,530,356          129,787
                                                   -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      8,242,445       18,603,211
  Transfers between funds including
   guaranteed interest account, net..............     62,114,094        5,029,126
  Transfers for contract benefits and
   terminations..................................    (23,627,301)     (17,427,569)
  Contract maintenance charges...................     (5,907,904)      (5,422,618)
                                                   -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     40,821,334          782,150
                                                   -------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................       (104,316)           1,000
                                                   -------------    -------------
INCREASE (DECREASE) IN NET ASSETS................     60,247,374          912,937
NET ASSETS -- BEGINNING OF PERIOD................    414,232,053      413,319,116
                                                   -------------    -------------
NET ASSETS -- END OF PERIOD......................  $ 474,479,427    $ 414,232,053
                                                   =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................            245                2
 Redeemed........................................           (107)              --
                                                   -------------    -------------
 Net Increase (Decrease).........................            138                2
                                                   =============    =============
UNIT ACTIVITY CLASS B
 Issued..........................................         11,764           11,490
 Redeemed........................................         (8,434)         (11,571)
                                                   -------------    -------------
 Net Increase (Decrease).........................          3,330              (81)
                                                   =============    =============


                                                                 EQ/GLOBAL                         EQ/INTERMEDIATE
                                                           MULTI-SECTOR EQUITY*                GOVERNMENT BOND INDEX*
                                                  --------------------------------------- ---------------------------------
                                                          2010                2009              2010             2009
                                                  -------------------- ------------------ ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................     $  (4,071,620)      $   (1,338,538)   $    (950,110)   $  (1,837,117)
 Net realized gain (loss) on investments.........       (93,814,827)        (134,958,138)          11,700       (5,818,927)
 Change in unrealized appreciation
  (depreciation) of investments..................       195,853,821          486,494,355       10,662,192       (7,140,455)
                                                      --------------      --------------    -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................        97,967,374          350,197,679        9,723,782      (14,796,499)
                                                      --------------      --------------    -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........        17,930,470           38,055,350       58,835,387       43,007,605
  Transfers between funds including
   guaranteed interest account, net..............       (43,139,517)          97,751,626      (14,557,934)     (27,226,727)
  Transfers for contract benefits and
   terminations..................................       (51,708,000)         (37,615,341)     (27,784,102)     (28,373,545)
  Contract maintenance charges...................       (15,496,696)         (13,705,969)      (4,338,587)      (4,494,560)
                                                     --------------       --------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................       (92,413,743)          84,485,666       12,154,764      (17,087,227)
                                                     --------------       --------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................                (3)              52,000               --               --
                                                     --------------       --------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS................         5,553,628          434,735,345       21,878,546      (31,883,726)
NET ASSETS -- BEGINNING OF PERIOD................     1,130,853,172          696,117,827      369,786,670      401,670,396
                                                     --------------       --------------    -------------    -------------
NET ASSETS -- END OF PERIOD......................    $1,136,406,800       $1,130,853,172    $ 391,665,216    $ 369,786,670
                                                     ==============       ==============    =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................               192                   2               --               --
 Redeemed........................................               (20)                 --               --               --
                                                     --------------      --------------    -------------    -------------
 Net Increase (Decrease).........................               172                   2               --               --
                                                     ==============      ==============    =============    =============
UNIT ACTIVITY CLASS B
 Issued..........................................             5,663              18,642           15,689           14,039
 Redeemed........................................           (10,964)            (13,429)         (13,481)         (14,458)
                                                     --------------      --------------    -------------    -------------
 Net Increase (Decrease).........................            (5,301)              5,213            2,208             (419)
                                                     ===============     ===============   =============    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-85

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/INTERNATIONAL
                                                             CORE PLUS*
                                                  ---------------------------------
                                                        2010             2009
                                                  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................  $   2,336,295    $  10,509,388
 Net realized gain (loss) on investments.........    (38,528,670)     (46,621,982)
 Change in unrealized appreciation
  (depreciation) of investments..................     90,147,494      225,338,883
                                                   -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     53,955,119      189,226,289
                                                   -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........     17,014,839       44,406,216
  Transfers between funds including
   guaranteed interest account, net..............     (5,643,923)      19,939,424
  Transfers for contract benefits and
   terminations..................................    (38,198,114)     (29,905,952)
  Contract maintenance charges...................     (9,621,790)      (8,681,146)
                                                   -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (36,448,988)      25,758,542
                                                   -------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................         21,998           13,199
                                                   -------------    -------------
INCREASE (DECREASE) IN NET ASSETS................     17,528,129      214,998,030
NET ASSETS -- BEGINNING OF PERIOD................    769,320,511      554,322,481
                                                   -------------    -------------
NET ASSETS -- END OF PERIOD......................  $ 786,848,640    $ 769,320,511
                                                   =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................            269               --
 Redeemed........................................            (80)              --
                                                   -------------    -------------
 Net Increase (Decrease).........................            189               --
                                                   =============    =============
UNIT ACTIVITY CLASS B
 Issued..........................................          5,530           10,926
 Redeemed........................................         (8,709)          (8,760)
                                                   -------------    -------------
 Net Increase (Decrease).........................         (3,179)           2,166
                                                   =============    =============


                                                                                       EQ/INTERNATIONAL
                                                     EQ/INTERNATIONAL ETF*                  GROWTH*
                                                  ---------------------------- ---------------------------------
                                                       2010           2009           2010             2009
                                                  -------------- ------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $   53,285    $  164,334    $  (1,539,936)   $    (451,268)
 Net realized gain (loss) on investments.........       77,869        64,865      (12,960,436)     (26,477,852)
 Change in unrealized appreciation
  (depreciation) of investments..................      137,277       151,754       54,538,719       92,760,178
                                                    ----------    ----------    -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................      268,431       380,953       40,038,347       65,831,058
                                                    ----------    ----------    -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      941,249            --       12,615,167       16,047,281
  Transfers between funds including
   guaranteed interest account, net..............      301,281            --       70,815,470       33,138,245
  Transfers for contract benefits and
   terminations..................................      (29,518)           --      (12,777,936)      (7,613,344)
  Contract maintenance charges...................           --            --       (4,359,648)      (3,283,507)
                                                    ----------    ----------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    1,213,012            --       66,293,053       38,288,675
                                                    ----------    ----------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................           --            --               --               --
                                                    ----------    ----------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS................    1,481,443       380,953      106,331,400      104,119,733
NET ASSETS -- BEGINNING OF PERIOD................    1,984,837     1,603,884      272,167,868      168,048,135
                                                    ----------    ----------    -------------    -------------
NET ASSETS -- END OF PERIOD......................   $3,466,280    $1,984,837    $ 378,499,268    $ 272,167,868
                                                    ==========    ==========    =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................          137            --              270               --
 Redeemed........................................          (12)           --             (144)              --
                                                    ----------    ----------    -------------    -------------
 Net Increase (Decrease).........................          125            --              126               --
                                                    ==========    ==========    =============    =============
UNIT ACTIVITY CLASS B
 Issued..........................................           --            --           11,475           10,081
 Redeemed........................................           --            --           (5,927)          (5,593)
                                                    ----------    ----------    -------------    -------------
 Net Increase (Decrease).........................           --            --            5,548            4,488
                                                    ==========    ==========    =============    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-86

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/JPMORGAN
                                                        VALUE OPPORTUNITIES*
                                                  ---------------------------------
                                                        2010             2009
                                                  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................  $    (330,695)   $      97,821
 Net realized gain (loss) on investments.........    (15,337,191)     (29,711,065)
 Change in unrealized appreciation
  (depreciation) of investments..................     42,809,362       89,134,293
                                                   -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     27,141,476       59,521,049
                                                   -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      9,000,248        6,531,889
  Transfers between funds including
   guaranteed interest account, net..............      9,752,342          180,925
  Transfers for contract benefits and
   terminations..................................    (20,411,208)     (16,280,971)
  Contract maintenance charges...................     (2,524,569)      (2,183,887)
                                                   -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (4,183,187)     (11,752,044)
                                                   -------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             --               --
                                                   -------------    -------------
INCREASE (DECREASE) IN NET ASSETS................     22,958,289       47,769,005
NET ASSETS -- BEGINNING OF PERIOD................    258,338,263      210,569,258
                                                   -------------    -------------
NET ASSETS -- END OF PERIOD......................  $ 281,296,552    $ 258,338,263
                                                   =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................            173               --
 Redeemed........................................            (10)              --
                                                   -------------    -------------
 Net Increase (Decrease).........................            163               --
                                                   =============    =============
UNIT ACTIVITY CLASS B
 Issued..........................................          4,040            3,078
 Redeemed........................................         (4,472)          (4,372)
                                                   -------------    -------------
 Net Increase (Decrease).........................           (432)          (1,294)
                                                   =============    =============



                                                            EQ/LARGE CAP                      EQ/LARGE CAP
                                                             CORE PLUS*                       GROWTH INDEX*
                                                  --------------------------------- ---------------------------------
                                                        2010             2009             2010             2009
                                                  ---------------- ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................  $    (703,941)   $   3,946,921    $  (1,599,272)   $   1,765,959
 Net realized gain (loss) on investments.........      5,950,445      (15,412,420)       4,081,061      (13,310,399)
 Change in unrealized appreciation
  (depreciation) of investments..................     12,483,696       42,870,315       39,038,701      100,800,552
                                                   -------------    -------------    -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     17,730,200       31,404,816       41,520,490       89,256,112
                                                   -------------    -------------    -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      3,378,773        5,079,841        8,708,376        6,243,861
  Transfers between funds including
   guaranteed interest account, net..............     (1,379,102)        (335,448)      (7,012,053)       5,339,497
  Transfers for contract benefits and
   terminations..................................    (13,141,839)     (10,302,564)     (22,541,290)     (17,160,470)
  Contract maintenance charges...................     (1,507,734)      (1,417,449)      (3,501,836)      (3,258,354)
                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (12,649,902)      (6,975,620)     (24,346,803)      (8,835,466)
                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             --               --               --       (9,101,306)
                                                   -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS................      5,080,298       24,429,196       17,173,687       71,319,340
NET ASSETS -- BEGINNING OF PERIOD................    153,789,501      129,360,305      317,251,600      245,932,260
                                                   -------------    -------------    -------------    -------------
NET ASSETS -- END OF PERIOD......................  $ 158,869,799    $ 153,789,501    $ 334,425,287    $ 317,251,600
                                                   =============    =============    =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................             --               --              183               --
 Redeemed........................................             --               --              (28)              --
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease).........................             --               --              155               --
                                                   =============    =============    =============    =============
UNIT ACTIVITY CLASS B
 Issued..........................................          1,377            2,386            4,253            6,245
 Redeemed........................................         (2,891)          (3,435)          (7,903)          (8,515)
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease).........................         (1,514)          (1,049)          (3,650)          (2,270)
                                                   =============    =============    =============    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-87

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/LARGE CAP                      EQ/LARGE CAP
                                                            GROWTH PLUS*                      VALUE INDEX*
                                                  --------------------------------- ---------------------------------
                                                        2010             2009             2010             2009
                                                  ---------------- ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................  $  (2,665,001)   $    (322,957)   $      57,450    $   6,773,224
 Net realized gain (loss) on investments.........     (2,058,115)     (12,614,811)     (17,662,023)     (27,527,716)
 Change in unrealized appreciation
  (depreciation) of investments..................     34,373,610       75,552,967       31,190,003       38,402,053
                                                   -------------    -------------    -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     29,650,494       62,615,199       13,585,430       17,647,561
                                                   -------------    -------------    -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      6,983,905       14,839,377        4,653,486        7,374,072
  Transfers between funds including
   guaranteed interest account, net..............     (8,881,962)      (3,677,177)       5,143,141        7,431,830
  Transfers for contract benefits and
   terminations..................................    (15,689,813)     (11,850,074)      (4,978,531)      (3,337,593)
  Contract maintenance charges...................     (2,688,173)      (2,477,109)      (1,671,559)      (1,422,213)
                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (20,276,043)      (3,164,983)       3,146,537       10,046,096
                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             --               --               --               --
                                                   -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS................      9,374,451       59,450,216       16,731,967       27,693,657
NET ASSETS -- BEGINNING OF PERIOD................    252,675,000      193,224,784      104,203,662       76,510,005
                                                   -------------    -------------    -------------    -------------
NET ASSETS -- END OF PERIOD......................  $ 262,049,451    $ 252,675,000    $ 120,935,629    $ 104,203,662
                                                   =============    =============    =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................             93               --               93               --
 Redeemed........................................            (14)              --              (11)              --
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease).........................             79               --               82               --
                                                   =============    =============    =============    =============
UNIT ACTIVITY CLASS B
 Issued..........................................          1,929            3,789            4,665            7,169
 Redeemed........................................         (3,524)          (4,054)          (4,280)          (4,403)
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease).........................         (1,595)            (265)             385            2,766
                                                   =============    =============    =============    =============


                                                               EQ/LARGE CAP
                                                               VALUE PLUS*
                                                  --------------------------------------
                                                          2010                2009
                                                  -------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................    $   (3,572,302)     $     7,478,084
 Net realized gain (loss) on investments.........       (79,295,631)        (116,190,615)
 Change in unrealized appreciation
  (depreciation) of investments..................       201,532,934          296,761,284
                                                     --------------       --------------
 Net Increase (decrease) in net assets from
  operations.....................................       118,665,001          188,048,753
                                                     --------------       --------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........        14,109,750           12,883,006
  Transfers between funds including
   guaranteed interest account, net..............       (57,748,572)         (59,306,982)
  Transfers for contract benefits and
   terminations..................................       (72,783,534)         (60,484,252)
  Contract maintenance charges...................       (14,517,732)         (14,986,398)
                                                     --------------       --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      (130,940,088)        (121,894,626)
                                                     --------------       --------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................                --                   --
                                                     --------------       --------------
INCREASE (DECREASE) IN NET ASSETS................       (12,275,087)          66,154,127
NET ASSETS -- BEGINNING OF PERIOD................     1,181,149,734        1,114,995,607
                                                     --------------       --------------
NET ASSETS -- END OF PERIOD......................    $1,168,874,647       $1,181,149,734
                                                     ==============       ==============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................               104                   --
 Redeemed........................................                (2)                  --
                                                     --------------       --------------
 Net Increase (Decrease).........................               102                   --
                                                     ==============       ==============
UNIT ACTIVITY CLASS B
 Issued..........................................             1,260                2,747
 Redeemed........................................           (13,798)             (16,468)
                                                     --------------       --------------
 Net Increase (Decrease).........................           (12,538)             (13,721)
                                                     ==============       ==============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-88

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/LORD ABBETT
                                                         GROWTH AND INCOME*
                                                  ---------------------------------
                                                        2010             2009
                                                  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $ (1,342,320)   $    (767,473)
 Net realized gain (loss) on investments.........     (8,933,820)     (12,823,244)
 Change in unrealized appreciation
  (depreciation) of investments..................     30,082,515       31,280,658
                                                    ------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     19,806,375       17,689,941
                                                    ------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      7,806,791        9,687,585
  Transfers between funds including
   guaranteed interest account, net..............     21,862,494        2,488,722
  Transfers for contract benefits and
   terminations..................................     (6,495,793)      (4,487,121)
  Contract maintenance charges...................     (1,860,046)      (1,495,789)
                                                    ------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     21,313,446        6,193,397
                                                    ------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             --               --
                                                    ------------    -------------
INCREASE (DECREASE) IN NET ASSETS................     41,119,821       23,883,338
NET ASSETS -- BEGINNING OF PERIOD................    117,430,220       93,546,882
                                                    ------------    -------------
NET ASSETS -- END OF PERIOD......................   $158,550,041    $ 117,430,220
                                                    ============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................             --               --
 Redeemed........................................             --               --
                                                    ------------    -------------
 Net Increase (Decrease).........................             --               --
                                                    ============    =============
UNIT ACTIVITY CLASS B
 Issued..........................................          5,673            3,916
 Redeemed........................................         (3,519)          (2,969)
                                                    ------------    -------------
 Net Increase (Decrease).........................          2,154              947
                                                    ============    =============


                                                           EQ/LORD ABBETT                      EQ/MID CAP
                                                           LARGE CAP CORE*                       INDEX*
                                                  --------------------------------- ---------------------------------
                                                        2010             2009             2010             2009
                                                  ---------------- ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $ (1,829,718)   $    (981,435)   $  (4,804,345)   $  (2,042,011)
 Net realized gain (loss) on investments.........        764,286      (10,046,237)     (53,827,554)     (76,754,441)
 Change in unrealized appreciation
  (depreciation) of investments..................     21,860,374       41,151,180      203,223,970      249,782,270
                                                    ------------    -------------    -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     20,794,942       30,123,508      144,592,071      170,985,818
                                                    ------------    -------------    -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      7,190,672       18,051,679       13,019,432       27,352,295
  Transfers between funds including
   guaranteed interest account, net..............     18,698,798       28,400,738      (31,800,373)     (11,457,023)
  Transfers for contract benefits and
   terminations..................................     (7,562,569)      (4,939,951)     (34,995,676)     (27,354,004)
  Contract maintenance charges...................     (2,345,017)      (1,712,105)      (8,962,624)      (7,924,887)
                                                    ------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     15,981,884       39,800,361      (62,739,241)     (19,383,619)
                                                    ------------    -------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             --               --           53,718           31,447
                                                    ------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS................     36,776,826       69,923,869       81,906,548      151,633,646
NET ASSETS -- BEGINNING OF PERIOD................    155,168,017       85,244,148      652,650,383      501,016,737
                                                    ------------    -------------    -------------    -------------
NET ASSETS -- END OF PERIOD......................   $191,944,843    $ 155,168,017    $ 734,556,931    $ 652,650,383
                                                    ============    =============    =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................             --               --              211               --
 Redeemed........................................             --               --              (26)              --
                                                    ------------    -------------    -------------    -------------
 Net Increase (Decrease).........................             --               --              185               --
                                                    ============    =============    =============    =============
UNIT ACTIVITY CLASS B
 Issued..........................................          5,493            8,538            4,368            7,801
 Redeemed........................................         (4,032)          (3,920)         (10,648)         (10,020)
                                                    ------------    -------------    -------------    -------------
 Net Increase (Decrease).........................          1,461            4,618           (6,280)          (2,219)
                                                    ============    =============    =============    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-89

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                EQ/MID CAP
                                                           VALUE PLUS* (d)(e)(f)
                                                  ---------------------------------------
                                                          2010                2009
                                                  -------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................    $  (5,227,522)      $    1,365,807
 Net realized gain (loss) on investments.........     (124,431,143)        (124,353,745)
 Change in unrealized appreciation
  (depreciation) of investments..................      332,475,742           36,575,607
                                                     -------------       --------------
 Net Increase (decrease) in net assets from
  operations.....................................      202,817,077          (86,412,331)
                                                     -------------       --------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........       15,635,307           13,599,011
  Transfers between funds including
   guaranteed interest account, net..............     (109,598,303)         815,533,724
  Transfers for contract benefits and
   terminations..................................      (59,654,561)         (31,291,287)
  Contract maintenance charges...................      (15,073,590)          (8,625,499)
                                                     -------------       --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (168,691,147)         789,215,949
                                                     -------------       --------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................               --               30,948
                                                     -------------       --------------
INCREASE (DECREASE) IN NET ASSETS................       34,125,930          702,834,566
NET ASSETS -- BEGINNING OF PERIOD................    1,102,897,856          400,063,290
                                                     -------------       --------------
NET ASSETS -- END OF PERIOD......................    $1,137,023,786      $1,102,897,856
                                                     ==============      ==============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................               34                   --
 Redeemed........................................               (9)                  --
                                                     -------------       --------------
 Net Increase (Decrease).........................               25                   --
                                                     =============       ==============
UNIT ACTIVITY CLASS B
 Issued..........................................            2,106               73,314
 Redeemed........................................          (14,942)             (27,132)
                                                     -------------       --------------
 Net Increase (Decrease).........................          (12,836)              46,182
                                                     =============       ==============


                                                                                                 EQ/MONTAG &
                                                           EQ/MONEY MARKET*                   CALDWELL GROWTH*
                                                  ----------------------------------- ---------------------------------
                                                         2010              2009             2010             2009
                                                  ----------------- ----------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................  $  (11,461,435)   $  (18,440,066)    $ (1,562,532)   $  (1,711,323)
 Net realized gain (loss) on investments.........         (34,619)         (233,096)      (3,832,437)     (14,655,162)
 Change in unrealized appreciation
  (depreciation) of investments..................          93,700           156,107       15,990,596       55,673,036
                                                   --------------    --------------     ------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     (11,402,354)      (18,517,055)      10,595,627       39,306,551
                                                   --------------    --------------     ------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........     211,662,332       343,074,508        6,424,399        3,647,314
  Transfers between funds including
   guaranteed interest account, net..............    (251,321,649)     (565,003,528)      (5,491,466)      (5,293,632)
  Transfers for contract benefits and
   terminations..................................    (206,937,596)     (300,033,661)      (7,731,372)      (6,259,023)
  Contract maintenance charges...................      (8,713,003)      (12,094,117)      (2,398,972)      (2,508,072)
                                                   --------------    --------------     ------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (255,309,916)     (534,056,798)      (9,197,411)     (10,413,413)
                                                   --------------    --------------     ------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................              --           273,686               --               --
                                                   --------------    --------------     ------------    -------------
INCREASE (DECREASE) IN NET ASSETS................    (266,712,270)     (552,300,167)       1,398,216       28,893,138
NET ASSETS -- BEGINNING OF PERIOD................     941,674,805     1,493,974,972      172,791,858      143,898,720
                                                   --------------    --------------     ------------    -------------
NET ASSETS -- END OF PERIOD......................  $  674,962,535    $  941,674,805     $174,190,074    $ 172,791,858
                                                   ==============    ==============     ============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................              --                22              477                1
 Redeemed........................................              --                --              (20)              --
                                                   --------------    --------------     ------------    -------------
 Net Increase (Decrease).........................              --                22              457                1
                                                   ==============    ==============     ============    =============
UNIT ACTIVITY CLASS B
 Issued..........................................          94,244            69,086            6,962           12,048
 Redeemed........................................         (90,015)          (99,039)         (10,137)         (14,313)
                                                   --------------    --------------     ------------    -------------
 Net Increase (Decrease).........................           4,229           (29,953)          (3,175)          (2,265)
                                                   ==============    ==============     ============    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-90

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/MORGAN STANLEY
                                                           MID CAP GROWTH*
                                                  ---------------------------------
                                                        2010             2009
                                                  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................  $  (6,483,463)   $  (4,344,315)
 Net realized gain (loss) on investments.........      2,139,710      (25,824,738)
 Change in unrealized appreciation
  (depreciation) of investments..................    134,660,911      155,347,475
                                                   -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................    130,317,158      125,178,422
                                                   -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........     19,088,458       17,349,251
  Transfers between funds including
   guaranteed interest account, net..............     88,611,674       69,598,413
  Transfers for contract benefits and
   terminations..................................    (23,291,011)     (11,360,676)
  Contract maintenance charges...................     (6,757,222)      (4,662,732)
                                                   -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     77,651,899       70,924,256
                                                   -------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             --               --
                                                   -------------    -------------
INCREASE (DECREASE) IN NET ASSETS................    207,969,057      196,102,678
NET ASSETS -- BEGINNING OF PERIOD................    406,455,362      210,352,684
                                                   -------------    -------------
NET ASSETS -- END OF PERIOD......................  $ 614,424,419    $ 406,455,362
                                                   =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................            590                3
 Redeemed........................................           (137)              --
                                                   -------------    -------------
 Net Increase (Decrease).........................            453                3
                                                   =============    =============
UNIT ACTIVITY CLASS B
 Issued..........................................         11,688           12,167
 Redeemed........................................         (7,010)          (5,895)
                                                   -------------    -------------
 Net Increase (Decrease).........................          4,678            6,272
                                                   =============    =============


                                                               EQ/MUTUAL
                                                           LARGE CAP EQUITY*               EQ/OPPENHEIMER GLOBAL*
                                                  ----------------------------------- ---------------------------------
                                                         2010              2009             2010             2009
                                                  ------------------ ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $    686,220      $  (2,837,920)    $ (1,594,990)   $    (999,512)
 Net realized gain (loss) on investments.........    (15,707,826)       (25,424,474)      (5,794,188)     (12,845,925)
 Change in unrealized appreciation
  (depreciation) of investments..................     36,768,566         74,942,306       31,989,119       52,404,085
                                                    ------------      -------------     ------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     21,746,960         46,679,912       24,599,941       38,558,648
                                                    ------------      -------------     ------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      3,479,102          7,462,774       13,281,583       10,985,091
  Transfers between funds including
   guaranteed interest account, net..............    (18,211,997)        (7,433,583)      55,292,392       30,120,961
  Transfers for contract benefits and
   terminations..................................    (10,895,006)        (9,814,336)      (8,293,582)      (4,037,850)
  Contract maintenance charges...................     (3,624,570)        (3,691,375)      (2,762,472)      (1,941,981)
                                                    ------------      -------------     ------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (29,252,471)       (13,476,520)      57,517,921       35,126,221
                                                    ------------      -------------     ------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             --                 --                3               --
                                                    ------------      -------------     ------------    -------------
INCREASE (DECREASE) IN NET ASSETS................     (7,505,511)        33,203,392       82,117,865       73,684,869
NET ASSETS -- BEGINNING OF PERIOD................    238,555,289        205,351,897      163,060,273       89,375,404
                                                    ------------      -------------     ------------    -------------
NET ASSETS -- END OF PERIOD......................   $231,049,778      $ 238,555,289     $245,178,138    $ 163,060,273
                                                    ============      =============     ============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................             48                 --              306                1
 Redeemed........................................             (1)                --              (43)              --
                                                    ------------      -------------     ------------    -------------
 Net Increase (Decrease).........................             47                 --              263                1
                                                    ============      =============     ============    =============
UNIT ACTIVITY CLASS B
 Issued..........................................          1,203              3,697           10,580            7,976
 Redeemed........................................         (4,866)            (5,500)          (5,120)          (3,519)
                                                    ------------      -------------     ------------    -------------
 Net Increase (Decrease).........................         (3,663)            (1,803)           5,460            4,457
                                                    ============      =============     ============    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-91

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/PIMCO ULTRA
                                                           SHORT BOND* (g) (h)
                                                  -------------------------------------
                                                         2010               2009
                                                  ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $  (16,660,452)    $   (3,730,126)
 Net realized gain (loss) on investments.........      (32,817,732)       (35,530,401)
 Change in unrealized appreciation
  (depreciation) of investments..................       40,441,026         69,287,120
                                                    --------------     --------------
 Net Increase (decrease) in net assets from
  operations.....................................       (9,037,158)        30,026,593
                                                    --------------     --------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........       35,647,672         60,395,456
  Transfers between funds including
   guaranteed interest account, net..............      (36,975,938)       483,246,609
  Transfers for contract benefits and
   terminations..................................      (90,378,169)       (60,125,729)
  Contract maintenance charges...................      (19,746,167)       (16,164,814)
                                                    --------------     --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (111,452,602)       467,351,522
                                                    --------------     --------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................               --                 --
                                                    --------------     --------------
INCREASE (DECREASE) IN NET ASSETS................     (120,489,760)       497,378,115
NET ASSETS -- BEGINNING OF PERIOD................    1,415,255,319        917,877,204
                                                    --------------     --------------
NET ASSETS -- END OF PERIOD......................   $1,294,765,559     $1,415,255,319
                                                    ==============     ==============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................            1,539                  9
 Redeemed........................................             (209)                --
                                                    --------------     --------------
 Net Increase (Decrease).........................            1,330                  9
                                                    ==============     ==============
UNIT ACTIVITY CLASS B
 Issued..........................................           32,281             97,475
 Redeemed........................................          (43,958)           (55,852)
                                                    --------------     --------------
 Net Increase (Decrease).........................          (11,677)            41,623
                                                    ==============     ==============


                                                      EQ/QUALITY BOND PLUS* (k)        EQ/SMALL COMPANY INDEX* (m)
                                                  --------------------------------- ---------------------------------
                                                        2010             2009             2010             2009
                                                  ---------------- ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................  $  52,128,835    $   9,616,969    $  (2,260,703)   $     283,901
 Net realized gain (loss) on investments.........     (6,003,038)     (16,834,854)     (24,935,414)     (47,942,631)
 Change in unrealized appreciation
  (depreciation) of investments..................    (19,985,136)      27,244,526      125,792,660      125,840,042
                                                   -------------    -------------    -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     26,140,661       20,026,641       98,596,543       78,181,312
                                                   -------------    -------------    -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........     34,150,025       21,240,787       14,071,255       26,470,813
  Transfers between funds including
   guaranteed interest account, net..............     (9,692,627)     224,180,167      (17,676,567)      70,678,527
  Transfers for contract benefits and
   terminations..................................    (36,306,894)     (28,209,097)     (20,362,790)     (14,249,210)
  Contract maintenance charges...................     (7,338,590)      (5,183,336)      (5,991,684)      (4,521,055)
                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (19,188,086)     212,028,521      (29,959,786)      78,379,075
                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             --              600               --        1,020,132
                                                   -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS................      6,952,575      232,055,762       68,636,757      157,580,519
NET ASSETS -- BEGINNING OF PERIOD................    558,343,163      326,287,401      440,147,476      282,566,957
                                                   -------------    -------------    -------------    -------------
NET ASSETS -- END OF PERIOD......................  $ 565,295,738    $ 558,343,163    $ 508,784,233    $ 440,147,476
                                                   =============    =============    =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................             --               --              214                1
 Redeemed........................................             --               --              (22)              --
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease).........................             --               --              192                1
                                                   =============    =============    =============    =============
UNIT ACTIVITY CLASS B
 Issued..........................................         11,067           50,229            4,584           17,034
 Redeemed........................................        (12,329)         (31,789)          (7,147)          (9,500)
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease).........................         (1,262)          18,440           (2,563)           7,534
                                                   =============    =============    =============    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-92

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/T. ROWE PRICE
                                                            GROWTH STOCK*
                                                  ---------------------------------
                                                        2010             2009
                                                  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................  $  (4,924,523)   $  (3,334,900)
 Net realized gain (loss) on investments.........     (2,732,322)     (11,405,129)
 Change in unrealized appreciation
  (depreciation) of investments..................     56,083,078       93,287,481
                                                   -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     48,426,233       78,547,452
                                                   -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........     21,494,187       25,605,098
  Transfers between funds including
   guaranteed interest account, net..............     41,257,431       56,036,557
  Transfers for contract benefits and
   terminations..................................    (17,689,907)     (11,344,415)
  Contract maintenance charges...................     (4,308,822)      (3,031,774)
                                                   -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     40,752,889       67,265,466
                                                   -------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             --               --
                                                   -------------    -------------
INCREASE (DECREASE) IN NET ASSETS................     89,179,122      145,812,918
NET ASSETS -- BEGINNING OF PERIOD................    313,082,416      167,269,498
                                                   -------------    -------------
NET ASSETS -- END OF PERIOD......................  $ 402,261,538    $ 313,082,416
                                                   =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................            567                3
 Redeemed........................................           (127)              --
                                                   -------------    -------------
 Net Increase (Decrease).........................            440                3
                                                   =============    =============
UNIT ACTIVITY CLASS B
 Issued..........................................          8,662           11,610
 Redeemed........................................         (4,967)          (3,248)
                                                   -------------    -------------
 Net Increase (Decrease).........................          3,695            8,362
                                                   =============    =============


                                                            EQ/TEMPLETON
                                                           GLOBAL EQUITY*              EQ/UBS GROWTH & INCOME*
                                                  --------------------------------- ------------------------------
                                                        2010             2009             2010           2009
                                                  ---------------- ---------------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................  $     (58,709)   $     (17,700)   $   (494,021)   $   (336,588)
 Net realized gain (loss) on investments.........    (11,950,986)     (20,976,814)     (2,127,239)     (7,822,551)
 Change in unrealized appreciation
  (depreciation) of investments..................     23,739,286       62,319,576       9,628,253      22,719,844
                                                   -------------    -------------    ------------    ------------
 Net Increase (decrease) in net assets from
  operations.....................................     11,729,591       41,325,062       7,006,993      14,560,705
                                                   -------------    -------------    ------------    ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      6,851,036        7,979,308       4,282,687       4,943,208
  Transfers between funds including
   guaranteed interest account, net..............      3,687,608       (4,747,160)       (980,741)       (973,192)
  Transfers for contract benefits and
   terminations..................................     (8,887,410)      (7,902,832)     (3,187,709)     (2,000,024)
  Contract maintenance charges...................     (2,856,263)      (2,749,566)       (892,945)       (801,991)
                                                   -------------    -------------    ------------    ------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (1,205,029)      (7,420,250)       (778,708)      1,168,001
                                                   -------------    -------------    ------------    ------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             --               --              --              --
                                                   -------------    -------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS................     10,524,562       33,904,812       6,228,285      15,728,706
NET ASSETS -- BEGINNING OF PERIOD................    183,702,369      149,797,557      63,799,068      48,070,362
                                                   -------------    -------------    ------------    ------------
NET ASSETS -- END OF PERIOD......................  $ 194,226,931    $ 183,702,369    $ 70,027,353    $ 63,799,068
                                                   =============    =============    ============    ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................            105               --              --              --
 Redeemed........................................            (18)              --              --              --
                                                   -------------    -------------    ------------    ------------
 Net Increase (Decrease).........................             87               --              --              --
                                                   =============    =============    ============    ============
UNIT ACTIVITY CLASS B
 Issued..........................................          3,697            3,863           5,058           5,464
 Redeemed........................................         (3,946)          (4,876)         (4,631)         (4,392)
                                                   -------------    -------------    ------------    ------------
 Net Increase (Decrease).........................           (249)          (1,013)            427           1,072
                                                   =============    =============    ============    ============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-93

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                               EQ/WELLS FARGO
                                                                                                  ADVANTAGE
                                                        EQ/VAN KAMPEN COMSTOCK*                 OMEGA GROWTH*
                                                  ----------------------------------- ---------------------------------
                                                         2010              2009             2010             2009
                                                  ------------------ ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $   (540,884)     $    (130,878)   $  (4,851,626)    $ (2,421,440)
 Net realized gain (loss) on investments.........     (9,464,917)       (22,515,911)      13,444,641       (9,138,410)
 Change in unrealized appreciation
  (depreciation) of investments..................     37,945,921         68,993,230       44,175,021       77,956,029
                                                    ------------      -------------    -------------     ------------
 Net Increase (decrease) in net assets from
  operations.....................................     27,940,120         46,346,441       52,768,036       66,396,179
                                                    ------------      -------------    -------------     ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      5,581,392          7,018,764       17,657,805       27,940,701
  Transfers between funds including
   guaranteed interest account, net..............        556,523         (7,191,990)      67,388,141       83,688,347
  Transfers for contract benefits and
   terminations..................................    (11,285,117)        (8,733,057)     (15,511,156)      (9,008,466)
  Contract maintenance charges...................     (3,263,131)        (3,102,049)      (4,493,713)      (2,575,434)
                                                    ------------      -------------    -------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (8,410,333)       (12,008,332)      65,041,077      100,045,148
                                                    ------------      -------------    -------------     ------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             --                 --            9,999               --
                                                    ------------      -------------    -------------     ------------
INCREASE (DECREASE) IN NET ASSETS................     19,529,787         34,338,109      117,819,112      166,441,327
NET ASSETS -- BEGINNING OF PERIOD................    219,391,530        185,053,421      295,445,709      129,004,382
                                                    ------------      -------------    -------------     ------------
NET ASSETS -- END OF PERIOD......................   $238,921,317      $ 219,391,530    $ 413,264,821     $295,445,709
                                                    ============      =============    =============     ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................             87                 --               --               --
 Redeemed........................................             (4)                --               --               --
                                                    ------------      -------------    -------------     ------------
 Net Increase (Decrease).........................             83                 --               --               --
                                                    ============      =============    =============     ============
UNIT ACTIVITY CLASS B
 Issued..........................................          2,566              3,249           11,345           14,711
 Redeemed........................................         (3,651)            (4,883)          (5,945)          (4,717)
                                                    ------------      -------------    -------------     ------------
 Net Increase (Decrease).........................         (1,085)            (1,634)           5,400            9,994
                                                    ============      =============    =============     ============
UNIT ACTIVITY SERVICE CLASS 2
 Issued..........................................             --                 --               --               --
 Redeemed........................................             --                 --               --               --
                                                    ------------      -------------    -------------     ------------
 Net Increase (Decrease).........................             --                 --               --               --
                                                    ============      =============    =============     ============


                                                      FIDELITY(R) VIP           FIDELITY(R) VIP
                                                      ASSET MANAGER:             CONTRAFUND(R)
                                                   GROWTH PORTFOLIO (c)          PORTFOLIO (b)
                                                  ---------------------- -----------------------------
                                                           2010                2010           2009
                                                  ---------------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................        $   (450)          $   23,873      $     (1)
 Net realized gain (loss) on investments.........           8,181               41,815            --
 Change in unrealized appreciation
  (depreciation) of investments..................          56,550            1,304,990            --
                                                         --------           ----------      --------
 Net Increase (decrease) in net assets from
  operations.....................................          64,281            1,370,678            (1)
                                                         --------           ----------      --------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........         535,368            9,917,768        17,564
  Transfers between funds including
   guaranteed interest account, net..............         181,064            1,377,266            --
  Transfers for contract benefits and
   terminations..................................          (8,186)            (101,238)           --
  Contract maintenance charges...................              --                   (6)           --
                                                         --------           ----------      --------
 Net increase (decrease) in net assets from
  contractowners transactions....................         708,246           11,193,790        17,564
                                                         --------           ----------      --------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................              33               14,997            --
                                                         --------           ----------      --------
INCREASE (DECREASE) IN NET ASSETS................         772,560           12,579,465        17,563
NET ASSETS -- BEGINNING OF PERIOD................              --               17,563            --
                                                         --------          -----------      --------
NET ASSETS -- END OF PERIOD......................        $772,560          $12,597,028       $17,563
                                                         ========          ===========      ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................              --                  --             --
 Redeemed........................................              --                  --             --
                                                         --------          ----------       --------
 Net Increase (Decrease).........................              --                  --             --
                                                         ========          ==========       ========
UNIT ACTIVITY CLASS B
 Issued..........................................              --                  --             --
 Redeemed........................................              --                  --             --
                                                         --------          ----------       --------
 Net Increase (Decrease).........................              --                  --             --
                                                         ========          ==========       ========
UNIT ACTIVITY SERVICE CLASS 2
 Issued..........................................             119               1,092              2
 Redeemed........................................             (53)                (41)            --
                                                         --------          ----------       --------
 Net Increase (Decrease).........................              66               1,051              2
                                                         ========          ==========       ========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-94

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                FIDELITY(R) VIP
                                                      FIDELITY(R) VIP           STRATEGIC INCOME         FRANKLIN INCOME
                                                   MID CAP PORTFOLIO (b)         PORTFOLIO (b)         SECURITIES FUND (n)
                                                  ------------------------ -------------------------- --------------------
                                                        2010        2009         2010         2009            2010
                                                  --------------- -------- --------------- ---------- --------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $  (18,324)       --      $ 235,780      $    (2)        $  14,976
 Net realized gain (loss) on investments.........       25,950        --        163,162           --            (2,591)
 Change in unrealized appreciation
  (depreciation) of investments..................      519,941        --       (218,791)          21           158,862
                                                    ----------    ------     ----------      -------        ----------
 Net Increase (decrease) in net assets from
  operations.....................................      527,567        --        180,151           19           171,247
                                                    ----------    ------     ----------      -------        ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........    4,151,129     5,881      5,996,892       23,054         2,662,103
  Transfers between funds including
   guaranteed interest account, net..............      770,481        --        726,700           --           992,400
  Transfers for contract benefits and
   terminations..................................      (76,216)       --        (56,385)          --           (11,054)
  Contract maintenance charges...................           (2)       --             (4)          --                --
                                                    ----------    ------     ----------      -------        ----------
 Net increase (decrease) in net assets from
  contractowners transactions....................    4,845,392     5,881      6,667,203       23,054         3,643,449
                                                    ----------    ------     ----------      -------        ----------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................       10,000        --            205           --               298
                                                    ----------    ------     ----------      -------        ----------
INCREASE (DECREASE) IN NET ASSETS................    5,382,959     5,881      6,847,559       23,073         3,814,994
NET ASSETS -- BEGINNING OF PERIOD................        5,881        --         23,073           --                --
                                                    ----------    ------     ----------      -------        ----------
NET ASSETS -- END OF PERIOD......................   $5,388,840    $5,881     $6,870,632      $23,073        $3,814,994
                                                    ==========    ======     ==========      =======        ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
 Issued..........................................           --        --             --           --               358
 Redeemed........................................           --        --             --           --                (6)
                                                    ----------    ------     ----------      -------        ----------
 Net Increase (Decrease).........................           --        --             --           --               352
                                                    ----------    ------     ----------      -------        ----------
UNIT ACTIVITY SERVICE CLASS 2
 Issued..........................................         437          1            658            2                --
 Redeemed........................................         (21)        --            (29)          --                --
                                                    ----------    ------     ----------      -------        ----------
 Net Increase (Decrease).........................         416          1            629            2                --
                                                    ----------    ------     ----------      -------        ----------

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-95

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                      FRANKLIN STRATEGIC           FRANKLIN TEMPLETON
                                                            INCOME                    VIP FOUNDING
                                                      SECURITIES FUND (b)      FUNDS ALLOCATION FUND (n)
                                                  --------------------------- ---------------------------
                                                        2010          2009                2010
                                                  --------------- ----------- ---------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $  46,154       $   (12)          $  15,184
 Net realized gain (loss) on investments.........       7,038            --                 859
 Change in unrealized appreciation
  (depreciation) of investments..................     113,388            58              54,429
                                                    ---------       -------           ---------
 Net Increase (decrease) in net assets from
  operations.....................................     166,580            46              70,472
                                                    ---------       -------           ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........   3,764,694        46,293             862,343
  Transfers between funds including
   guaranteed interest account, net..............     981,718            --             170,851
  Transfers for contract benefits and
   terminations..................................     (78,141)           --                (481)
  Contract maintenance charges...................          (6)           --                  --
                                                    ---------       -------           ---------
 Net increase (decrease) in net assets from
  contractowners transactions....................   4,668,265        46,293           1,032,713
                                                    ---------       -------           ---------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................      24,997            --                  77
                                                    ---------       -------           ---------
INCREASE (DECREASE) IN NET ASSETS................   4,859,842        46,339           1,103,262
NET ASSETS -- BEGINNING OF PERIOD................      46,339            --                  --
                                                    ---------       -------           ---------
NET ASSETS -- END OF PERIOD......................  $4,906,181       $46,339           $1,103,262
                                                    =========       =======           ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
 Issued..........................................         465             5                 108
 Redeemed........................................         (30)           --                  (4)
                                                    ---------       -------           ---------
 Net Increase (Decrease).........................         435             5                 104
                                                    =========       =======           =========
UNIT ACTIVITY SERIES II
 Issued..........................................          --            --                  --
 Redeemed........................................          --            --                  --
                                                    ---------       -------           ---------
 Net Increase (Decrease).........................          --            --                  --
                                                    =========       =======           =========
UNIT ACTIVITY SERVICE SHARES
 Issued..........................................          --            --                  --
 Redeemed........................................          --            --                  --
                                                    ---------       -------           ---------
 Net Increase (Decrease).........................          --            --                  --
                                                    =========       =======           =========


                                                         GOLDMAN SACHS           INVESCO V.I.
                                                          VIT MID CAP              FINANCIAL
                                                        VALUE FUND (b)         SERVICES FUND (c)
                                                  --------------------------- ------------------
                                                        2010          2009           2010
                                                  --------------- ----------- ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $  (4,057)      $   --        $  (4,152)
 Net realized gain (loss) on investments.........      20,694           --          (12,347)
 Change in unrealized appreciation
  (depreciation) of investments..................     366,648           (9)          41,149
                                                    ---------       ------        ---------
 Net Increase (decrease) in net assets from
  operations.....................................     383,285           (9)          24,650
                                                    ---------       ------        ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........   2,555,130        2,514          427,430
  Transfers between funds including
   guaranteed interest account, net..............     201,034           --          207,782
  Transfers for contract benefits and
   terminations..................................     (13,427)          --          (20,432)
  Contract maintenance charges...................          (2)          --               --
                                                    ---------       ------        ---------
 Net increase (decrease) in net assets from
  contractowners transactions....................   2,742,735        2,514          614,780
                                                    ---------       ------        ---------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................         101           --               21
                                                    ---------       ------        ---------
INCREASE (DECREASE) IN NET ASSETS................   3,126,121        2,505          639,451
NET ASSETS -- BEGINNING OF PERIOD................       2,505           --               --
                                                    ----------      ------        ---------
NET ASSETS -- END OF PERIOD......................   $3,128,626      $2,505        $ 639,451
                                                    ===========     =======       =========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
 Issued..........................................          --          --                --
 Redeemed........................................          --          --                --
                                                    ---------      ------         ---------
 Net Increase (Decrease).........................          --          --                --
                                                    =========     =======         =========
UNIT ACTIVITY SERIES II
 Issued..........................................          --          --                86
 Redeemed........................................          --          --               (27)
                                                    ---------      ------         ---------
 Net Increase (Decrease).........................          --          --                59
                                                    =========     =======         =========
UNIT ACTIVITY SERVICE SHARES
 Issued..........................................         271          --                --
 Redeemed........................................         (28)         --                --
                                                    ---------      ------         ---------
 Net Increase (Decrease).........................         243          --                --
                                                    =========     =======         =========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-96

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                         INVESCO V.I.            INVESCO V.I.
                                                          GLOBAL REAL           INTERNATIONAL
                                                        ESTATE FUND (b)        GROWTH FUND (c)
                                                  --------------------------- -----------------
                                                        2010          2009           2010
                                                  ---------------- ---------- -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................    $ 113,606      $    (1)     $  18,769
 Net realized gain (loss) on investments.........        6,434           --          3,607
 Change in unrealized appreciation
  (depreciation) of investments..................      299,536           10        336,872
                                                     ---------      -------      ---------
 Net Increase (decrease) in net assets from
  operations.....................................      419,576            9        359,248
                                                     ---------      -------      ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........    4,431,862       11,500      3,316,405
  Transfers between funds including
   guaranteed interest account, net..............      859,574           --        506,317
  Transfers for contract benefits and
   terminations..................................      (21,125)          --        (17,882)
  Contract maintenance charges...................           --           --             (2)
                                                     ---------      -------      ---------
 Net increase (decrease) in net assets from
  contractowners transactions....................    5,270,311       11,500      3,804,838
                                                     ---------      -------      ---------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................          299           --            200
                                                     ---------      -------      ---------
INCREASE (DECREASE) IN NET ASSETS................    5,690,186       11,509      4,164,286
NET ASSETS -- BEGINNING OF PERIOD................       11,509           --             --
                                                     ---------      -------      ---------
NET ASSETS -- END OF PERIOD......................    $5,701,695     $11,509      $4,164,286
                                                     ==========     =======      ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
 Issued..........................................          488            1            371
 Redeemed........................................           (6)          --             (5)
                                                     ---------      -------      ---------
 Net Increase (Decrease).........................          482            1            366
                                                     =========      =======      =========


                                                                            INVESCO V.I.
                                                     INVESCO V.I.           MID CAP CORE
                                                   LEISURE FUND (c)        EQUITY FUND (b)
                                                  ------------------ ---------------------------
                                                         2010               2010          2009
                                                  ------------------ ----------------- ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................      $  (352)         $  (4,611)       $   --
 Net realized gain (loss) on investments.........          628              2,876            --
 Change in unrealized appreciation
  (depreciation) of investments..................       12,057            118,073            (5)
                                                       -------          ---------        ------
 Net Increase (decrease) in net assets from
  operations.....................................       12,333            116,338            (5)
                                                       -------          ---------        ------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........       94,133          1,081,781           639
  Transfers between funds including
   guaranteed interest account, net..............       27,981            242,444            --
  Transfers for contract benefits and
   terminations..................................           --             (8,395)           --
  Contract maintenance charges...................           --                 (3)           --
                                                       -------          ---------        ------
 Net increase (decrease) in net assets from
  contractowners transactions....................      122,114          1,315,827           639
                                                       -------          ---------        ------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................           --                 --            --
                                                       -------          ---------        ------
INCREASE (DECREASE) IN NET ASSETS................      134,447          1,432,165           634
NET ASSETS -- BEGINNING OF PERIOD................           --                634            --
                                                       -------          ---------        ------
NET ASSETS -- END OF PERIOD......................      $134,447         $1,432,799       $  634
                                                       ========         ==========       ======
CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
 Issued..........................................           13                129            --
 Redeemed........................................           (2)                (6)           --
                                                       -------          ---------        ------
 Net Increase (Decrease).........................           11                123            --
                                                       =======          =========        ======

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-97

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                       INVESCO V.I.            IVY FUNDS VIP
                                                        SMALL CAP                DIVIDEND                   IVY FUNDS VIP
                                                     EQUITY FUND (c)         OPPORTUNITIES (b)                ENERGY (b)
                                                    -----------------   ---------------------------   --------------------------
                                                           2010              2010           2009           2010           2009
                                                    -----------------   --------------   ----------   --------------   ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................       $  (5,405)        $  (14,382)     $    (1)      $  (11,920)      $  --
 Net realized gain (loss) on investments.........         (25,501)            (2,123)          --          (22,116)         --
 Change in unrealized appreciation
  (depreciation) of investments..................         141,132            511,615          (35)         468,805           (8)
                                                        ---------         ----------      -------       ----------       ------
 Net Increase (decrease) in net assets from
  operations.....................................         110,226            495,110          (36)         434,769           (8)
                                                        ---------         ----------      -------       ----------       ------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........         674,292          3,292,575       13,455        1,874,270          479
  Transfers between funds including
   guaranteed interest account, net..............         214,496            670,688           --          559,232           --
  Transfers for contract benefits and
   terminations..................................         (48,638)           (73,191)          --          (23,036)          --
  Contract maintenance charges...................              --                (10)          --               --           --
                                                        ---------         ----------      -------       ----------       ------
 Net increase (decrease) in net assets from
  contractowners transactions....................         840,150          3,890,062       13,455        2,410,466          479
                                                        ---------         ----------      -------       ----------       ------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................              --                197           --               42           --
                                                        ---------         ----------      -------       ----------       ------
INCREASE (DECREASE) IN NET ASSETS................         950,376          4,385,369       13,419        2,845,277          471
NET ASSETS -- BEGINNING OF PERIOD................              --             13,419           --              471           --
                                                        ---------         ----------      -------       ----------       ------
NET ASSETS -- END OF PERIOD......................       $ 950,376         $4,398,788      $13,419       $2,845,748       $  471
                                                        =========         ==========      =======       ==========       ======
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
 Issued..........................................              --                398            1              295           --
 Redeemed........................................                                (21)          --              (66)          --
                                                        ---------         ----------      -------       ----------       ------
 Net Increase (Decrease).........................              --                377            1              229           --
                                                        =========         ==========      =======       ==========       ======
UNIT ACTIVITY SERIES II
 Issued..........................................             101                 --           --               --           --
 Redeemed........................................             (30)                --           --               --           --
                                                        ---------         ----------      -------       ----------       ------
 Net Increase (Decrease).........................              71                 --           --               --           --
                                                        =========         ==========      =======       ==========       ======

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-98

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        IVY FUNDS VIP
                                                        GLOBAL NATURAL
                                                        RESOURCES (b)
                                                  --------------------------
                                                        2010         2009
                                                  --------------- ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $ (26,243)     $    (9)
 Net realized gain (loss) on investments.........     (23,831)          --
 Change in unrealized appreciation
  (depreciation) of investments..................     824,015         (370)
                                                    -----------    -------
 Net Increase (decrease) in net assets from
  operations.....................................     773,941         (379)
                                                    -----------    -------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........   3,357,438       73,586
  Transfers between funds including
   guaranteed interest account, net..............     840,262           --
  Transfers for contract benefits and
   terminations..................................     (36,658)          --
  Contract maintenance charges...................            (3)        --
                                                    ------------   -------
 Net increase (decrease) in net assets from
  contractowners transactions....................   4,161,039       73,586
                                                    -----------    -------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................       7,997           --
                                                    -----------    -------
INCREASE (DECREASE) IN NET ASSETS................   4,942,977       73,207
NET ASSETS -- BEGINNING OF PERIOD................      73,207           --
                                                    -----------    -------
NET ASSETS -- END OF PERIOD......................   $5,016,184     $73,207
                                                    ===========    =======
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
 Issued..........................................         471            7
 Redeemed........................................         (59)          --
                                                    -----------    -------
 Net Increase (Decrease).........................         412            7
                                                    ===========    =======



                                                         IVY FUNDS VIP               IVY FUNDS VIP
                                                        HIGH INCOME (b)            MID CAP GROWTH (b)
                                                  --------------------------- ----------------------------
                                                        2010          2009          2010          2009
                                                  --------------- ----------- --------------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $  89,755       $   (10)    $ (21,737)      $     (1)
 Net realized gain (loss) on investments.........      22,354            --        10,693             --
 Change in unrealized appreciation
  (depreciation) of investments..................     397,231           107       663,279             (8)
                                                    ---------       -------     ---------      ---------
 Net Increase (decrease) in net assets from
  operations.....................................     509,340            97       652,235             (9)
                                                    ---------       -------     ---------      ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........   6,833,466        24,960     3,087,205         20,641
  Transfers between funds including
   guaranteed interest account, net..............   1,759,195            --       710,125             --
  Transfers for contract benefits and
   terminations..................................     (60,895)           --       (42,819)            --
  Contract maintenance charges...................          (7)           --            (4)            --
                                                    ---------       -------     ---------      ---------
 Net increase (decrease) in net assets from
  contractowners transactions....................   8,531,759        24,960     3,754,507         20,641
                                                    ---------       -------     ---------      ---------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................       7,999            --            --             --
                                                    ---------       -------     ---------      ---------
INCREASE (DECREASE) IN NET ASSETS................   9,049,098        25,057     4,406,742         20,632
NET ASSETS -- BEGINNING OF PERIOD................      25,057            --        20,632             --
                                                    ---------       -------     ---------      ---------
NET ASSETS -- END OF PERIOD......................  $9,074,155       $25,057     $4,427,374     $  20,632
                                                    =========       =======     ==========     =========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
 Issued..........................................         848             2           337              2
 Redeemed........................................         (72)           --           (11)            --
                                                    ---------       -------     ---------      ---------
 Net Increase (Decrease).........................         776             2           326              2
                                                    =========       =======     =========      =========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                     FSA-99

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        IVY FUNDS VIP
                                                         SCIENCE AND
                                                        TECHNOLOGY (b)
                                                  --------------------------
                                                        2010         2009
                                                  --------------- ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $ (17,200)      $   (1)
 Net realized gain (loss) on investments.........      35,891           --
 Change in unrealized appreciation
  (depreciation) of investments..................     226,046            5
                                                    ---------       ------
 Net Increase (decrease) in net assets from
  operations.....................................     244,737            4
                                                    ---------       ------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........   2,180,871        1,980
  Transfers between funds including
   guaranteed interest account, net..............     309,419           --
  Transfers for contract benefits and
   terminations..................................     (56,595)          --
  Contract maintenance charges...................          (2)          --
                                                    ---------       ------
 Net increase (decrease) in net assets from
  contractowners transactions....................   2,433,693        1,980
                                                    ---------       ------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................          65           --
                                                    ---------       ------
INCREASE (DECREASE) IN NET ASSETS................   2,678,495        1,984
NET ASSETS -- BEGINNING OF PERIOD................       1,984           --
                                                    ---------       ------
NET ASSETS -- END OF PERIOD......................   $2,680,479      $1,984
                                                    ==========      ======
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
 Issued..........................................         250           --
 Redeemed........................................         (23)          --
                                                    ---------       ------
 Net Increase (Decrease).........................         227           --
                                                    =========       ======
UNIT ACTIVITY SERVICE SHARES
 Issued..........................................          --           --
 Redeemed........................................          --           --
                                                    ---------       ------
 Net Increase (Decrease).........................          --           --
                                                    =========       ======


                                                         IVY FUNDS VIP             LAZARD RETIREMENT
                                                           SMALL CAP                EMERGING MARKETS
                                                          GROWTH (b)              EQUITY PORTFOLIO (b)
                                                  --------------------------- ----------------------------
                                                        2010          2009          2010          2009
                                                  --------------- ----------- --------------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $ (20,635)      $    --       $    64,079     $   (1)
 Net realized gain (loss) on investments.........       6,893            --            33,247         --
 Change in unrealized appreciation
  (depreciation) of investments..................     614,001            (8)      1,144,429           --
                                                    ---------       -------     -----------     --------
 Net Increase (decrease) in net assets from
  operations.....................................     600,259            (8)      1,241,755           (1)
                                                    ---------       -------     -----------     --------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........   2,563,013         3,288      10,027,200       22,523
  Transfers between funds including
   guaranteed interest account, net..............     601,042            --       1,947,357           --
  Transfers for contract benefits and
   terminations..................................     (24,472)           --        (107,238)          --
  Contract maintenance charges...................          (3)           --              --           --
                                                    ---------       -------     -----------     --------
 Net increase (decrease) in net assets from
  contractowners transactions....................   3,139,580         3,288      11,867,319       22,523
                                                    ---------       -------     -----------     --------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................       5,000            --           4,997           --
                                                    ---------       -------     -----------     --------
INCREASE (DECREASE) IN NET ASSETS................   3,744,839         3,280      13,114,071       22,522
NET ASSETS -- BEGINNING OF PERIOD................       3,280            --          22,522           --
                                                    ---------       -------     -----------     --------
NET ASSETS -- END OF PERIOD......................  $3,748,119       $ 3,280     $13,136,593     $ 22,522
                                                   ==========       =======     ===========     ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
 Issued..........................................         296            --              --           --
 Redeemed........................................         (17)           --              --           --
                                                    ---------       -------     -----------     --------
 Net Increase (Decrease).........................         279            --              --           --
                                                    =========       =======     ===========     ========
Unit Activity Service Shares
 Issued..........................................          --            --           1,105            2
 Redeemed........................................          --            --             (43)          --
                                                    ---------       -------     -----------     --------
 Net Increase (Decrease).........................          --            --           1,062            2
                                                    =========       =======     ===========     ========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                    FSA-100

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                    MFS(R) INTERNATIONAL        MFS(R) INVESTORS
                                                    VALUE PORTFOLIO (b)     GROWTH STOCK SERIES (c)
                                                  ------------------------ -------------------------
                                                        2010        2009              2010
                                                  --------------- -------- -------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $ (20,072)     $   --         $  (8,018)
 Net realized gain (loss) on investments.........       1,780          --             1,529
 Change in unrealized appreciation
  (depreciation) of investments..................     405,374          --           192,276
                                                    ---------      ------         ---------
 Net Increase (decrease) in net assets from
  operations.....................................     387,082          --           185,787
                                                    ---------      ------         ---------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........   4,346,575       2,520         1,573,066
  Transfers between funds including
   guaranteed interest account, net..............     753,351          --           122,655
  Transfers for contract benefits and
   terminations..................................     (69,928)         --            (7,400)
  Contract maintenance charges...................          (6)         --                --
                                                    ---------      ------         ---------
 Net increase (decrease) in net assets from
  contractowners transactions....................   5,029,992       2,520         1,688,321
                                                    ---------      ------         ---------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................       4,997          --                73
                                                    ---------      ------         ---------
INCREASE (DECREASE) IN NET ASSETS................   5,422,071       2,520         1,874,181
NET ASSETS -- BEGINNING OF PERIOD................       2,520          --                --
                                                    ---------      ------         ---------
NET ASSETS -- END OF PERIOD......................  $5,424,591      $2,520        $1,874,181
                                                    =========      ======         =========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
 Issued..........................................         523          --               165
 Redeemed........................................         (22)         --                (3)
                                                    ---------      ------         ---------
 Net Increase (Decrease).........................         501          --               162
                                                    =========      ======         =========


                                                   MFS(R) INVESTORS   MFS(R) TECHNOLOGY   MFS(R) UTILITIES
                                                   TRUST SERIES (c)     PORTFOLIO (c)        SERIES (c)
                                                  ------------------ ------------------- ------------------
                                                         2010                2010               2010
                                                  ------------------ ------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................     $  (4,935)         $  (10,172)         $     321
 Net realized gain (loss) on investments.........         2,000              (6,570)             3,866
 Change in unrealized appreciation
  (depreciation) of investments..................       109,869             204,827             151,823
                                                      ---------          ----------          ----------
 Net Increase (decrease) in net assets from
  operations.....................................       106,934             188,085             156,010
                                                      ---------          ----------          ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........     1,002,551           1,463,738           1,202,233
  Transfers between funds including
   guaranteed interest account, net..............       147,780             257,417             294,963
  Transfers for contract benefits and
   terminations..................................        (8,259)            (10,492)             (4,784)
  Contract maintenance charges...................            --                  --                  (1)
                                                      ---------          ----------          ----------
 Net increase (decrease) in net assets from
  contractowners transactions....................     1,142,072           1,710,663           1,492,411
                                                      ---------          ----------          ----------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................            --                  72                 55
                                                      ---------          ----------          ----------
INCREASE (DECREASE) IN NET ASSETS................     1,249,006           1,898,820           1,648,476
NET ASSETS -- BEGINNING OF PERIOD................            --                  --                  --
                                                      ---------          ----------          ----------
NET ASSETS -- END OF PERIOD......................     $1,249,006         $1,898,820         $1,648,476
                                                      ==========         ==========          ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
 Issued..........................................           120                 181                 149
 Redeemed........................................            (9)                (25)                 (9)
                                                      ---------          ----------          ----------
 Net Increase (Decrease).........................           111                 156                 140
                                                      =========          ==========          ==========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                    FSA-101

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                            MULTIMANAGER
                                                      AGGRESSIVE EQUITY* (i)(o)
                                                  ---------------------------------
                                                        2010             2009
                                                  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................  $  (3,300,754)   $  (1,790,030)
 Net realized gain (loss) on investments.........    (10,011,442)     (12,286,920)
 Change in unrealized appreciation
  (depreciation) of investments..................     67,064,699       18,886,872
                                                   -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     53,752,503        4,809,922
                                                   -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      6,396,795        3,248,390
  Transfers between funds including
   guaranteed interest account, net..............    209,262,252      271,330,555
  Transfers for contract benefits and
   terminations..................................    (22,771,842)      (6,664,007)
  Contract maintenance charges...................     (5,214,681)      (1,938,975)
                                                   -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    187,672,524      265,975,963
                                                   -------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................          5,306         (419,927)
                                                   -------------    -------------
INCREASE (DECREASE) IN NET ASSETS................    241,430,333      270,365,958
NET ASSETS -- BEGINNING OF PERIOD................    338,108,603       67,742,645
                                                   -------------    -------------
NET ASSETS -- END OF PERIOD......................  $ 579,538,936    $ 338,108,603
                                                   =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued..........................................         14,223           47,962
 Redeemed........................................         (4,635)         (31,144)
                                                   -------------    -------------
 Net Increase (Decrease).........................          9,588           16,818
                                                   =============    =============


                                                              MULTIMANAGER                        MULTIMANAGER
                                                               CORE BOND*                     INTERNATIONAL EQUITY*
                                                  ------------------------------------- ---------------------------------
                                                         2010               2009              2010             2009
                                                  ------------------ ------------------ ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $   14,969,343     $   19,058,581    $   6,306,819    $     529,394
 Net realized gain (loss) on investments.........       31,944,676         (1,947,205)     (30,024,963)     (40,200,014)
 Change in unrealized appreciation
  (depreciation) of investments..................        2,327,617         40,797,591       44,641,850      140,444,319
                                                    --------------     --------------    -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................       49,241,636         57,908,967       20,923,706      100,773,699
                                                    --------------     --------------    -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........       54,471,139         85,620,629        8,962,430       31,467,106
  Transfers between funds including
   guaranteed interest account, net..............       99,642,576        225,583,404      (16,962,668)      (7,993,196)
  Transfers for contract benefits and
   terminations..................................      (76,218,848)       (54,135,987)     (19,864,038)     (16,720,684)
  Contract maintenance charges...................      (14,448,356)       (11,596,104)      (5,971,528)      (5,708,119)
                                                    --------------     --------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................       63,446,511        245,471,942      (33,835,804)       1,045,107
                                                    --------------     --------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................               --                 --           20,500           12,001
                                                    --------------     --------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS................      112,688,147        303,380,909      (12,891,598)     101,830,807
NET ASSETS -- BEGINNING OF PERIOD................    1,038,133,642        734,752,733      457,906,636      356,075,829
                                                    --------------     --------------    -------------    -------------
NET ASSETS -- END OF PERIOD......................   $1,150,821,789     $1,038,133,642    $ 445,015,038    $ 457,906,636
                                                    ==============     ==============    =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued..........................................           32,660             41,077            3,288            7,015
 Redeemed........................................          (27,671)           (20,178)          (6,035)          (6,890)
                                                    --------------     --------------    -------------    -------------
 Net Increase (Decrease).........................            4,989             20,899           (2,747)             125
                                                    ==============     ==============    =============    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                    FSA-102

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                            MULTIMANAGER
                                                              LARGE CAP
                                                            CORE EQUITY*
                                                  ---------------------------------
                                                        2010             2009
                                                  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $ (1,609,490)    $     23,909
 Net realized gain (loss) on investments.........     (5,914,448)      (9,143,855)
 Change in unrealized appreciation
  (depreciation) of investments..................     20,335,514       38,805,231
                                                    ------------     ------------
 Net Increase (decrease) in net assets from
  operations.....................................     12,811,576       29,685,285
                                                    ------------     ------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      3,422,349        5,491,082
  Transfers between funds including
   guaranteed interest account, net..............      5,498,775        8,806,980
  Transfers for contract benefits and
   terminations..................................     (7,545,457)      (6,050,730)
  Contract maintenance charges...................     (1,793,031)      (1,542,848)
                                                    ------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions....................       (417,364)       6,704,484
                                                    ------------     ------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             --               --
                                                    ------------     ------------
INCREASE (DECREASE) IN NET ASSETS................     12,394,212       36,389,769
NET ASSETS -- BEGINNING OF PERIOD................    132,963,324       96,573,555
                                                    ------------     ------------
NET ASSETS -- END OF PERIOD......................   $145,357,536     $132,963,324
                                                    ============     ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued..........................................          2,847            3,231
 Redeemed........................................         (2,943)          (2,617)
                                                    ------------     ------------
 Net Increase (Decrease).........................            (96)             614
                                                    ============     ============


                                                            MULTIMANAGER                      MULTIMANAGER
                                                          LARGE CAP VALUE*                   MID CAP GROWTH*
                                                  --------------------------------- ---------------------------------
                                                        2010             2009             2010             2009
                                                  ---------------- ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................  $  (2,260,430)   $   1,231,633    $  (4,486,343)   $  (3,614,543)
 Net realized gain (loss) on investments.........    (20,081,892)     (46,653,561)     (11,872,172)     (25,660,047)
 Change in unrealized appreciation
  (depreciation) of investments..................     63,553,047      112,693,080       86,729,962      114,933,970
                                                   -------------    -------------    -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     41,210,725       67,271,152       70,371,447       85,659,380
                                                   -------------    -------------    -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      7,645,471       19,030,078        5,903,356       14,960,375
  Transfers between funds including
   guaranteed interest account, net..............    (18,493,905)     (30,645,008)         236,202       (3,633,243)
  Transfers for contract benefits and
   terminations..................................    (21,956,412)     (17,195,237)     (17,993,249)     (12,645,095)
  Contract maintenance charges...................     (5,061,232)      (5,043,108)      (4,129,294)      (3,546,127)
                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (37,866,078)     (33,853,275)     (15,982,985)      (4,864,090)
                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................         10,715            6,000            4,484           17,773
                                                   -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS................      3,355,362       33,423,877       54,392,946       80,813,063
NET ASSETS -- BEGINNING OF PERIOD................    386,803,234      353,379,357      297,525,830      216,712,767
                                                   -------------    -------------    -------------    -------------
NET ASSETS -- END OF PERIOD......................  $ 390,158,596    $ 386,803,234    $ 351,918,776    $ 297,525,830
                                                   =============    =============    =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued..........................................          2,095            4,234            3,776            4,409
 Redeemed........................................         (5,348)          (7,871)          (5,462)          (5,060)
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease).........................         (3,253)          (3,637)          (1,686)            (651)
                                                   =============    =============    =============    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                    FSA-103

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                            MULTIMANAGER
                                                           MID CAP VALUE*
                                                  ---------------------------------
                                                        2010             2009
                                                  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................  $  (2,481,550)   $   4,517,447
 Net realized gain (loss) on investments.........     (7,974,382)     (35,769,543)
 Change in unrealized appreciation
  (depreciation) of investments..................     86,985,030      131,949,303
                                                   -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     76,529,098      100,697,207
                                                   -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      8,105,066       21,788,983
  Transfers between funds including
   guaranteed interest account, net..............     11,044,753        3,060,672
  Transfers for contract benefits and
   terminations..................................    (20,165,978)     (14,330,374)
  Contract maintenance charges...................     (4,820,401)      (3,901,407)
                                                   -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (5,836,560)       6,617,874
                                                   -------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................         16,500           11,000
                                                   -------------    -------------
INCREASE (DECREASE) IN NET ASSETS................     70,709,038      107,326,081
NET ASSETS -- BEGINNING OF PERIOD................    341,759,757      234,433,676
                                                   -------------    -------------
NET ASSETS -- END OF PERIOD......................  $ 412,468,795    $ 341,759,757
                                                   =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued..........................................          4,226            6,361
 Redeemed........................................         (4,804)          (5,763)
                                                   -------------    -------------
 Net Increase (Decrease).........................           (578)             598
                                                   =============    =============


                                                            MULTIMANAGER                      MULTIMANAGER
                                                         MULTI-SECTOR BOND*                 SMALL CAP GROWTH*
                                                  --------------------------------- ---------------------------------
                                                        2010             2009             2010             2009
                                                  ---------------- ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................  $   7,139,639    $  17,194,123    $  (3,035,539)   $  (2,370,794)
 Net realized gain (loss) on investments.........    (43,869,658)     (63,176,365)      (9,987,140)     (23,652,038)
 Change in unrealized appreciation
  (depreciation) of investments..................     66,814,688       87,731,032       61,443,500       74,520,459
                                                   -------------    -------------    -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     30,084,669       41,748,790       48,420,821       48,497,627
                                                   -------------    -------------    -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      9,246,784       20,333,762        5,913,458       16,716,400
  Transfers between funds including
   guaranteed interest account, net..............     51,873,040       28,501,019       (3,629,128)       7,922,857
  Transfers for contract benefits and
   terminations..................................    (42,777,795)     (37,010,611)      (9,590,691)      (6,276,872)
  Contract maintenance charges...................     (7,490,513)      (6,919,475)      (2,959,627)      (2,436,003)
                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     10,851,516        4,904,695      (10,265,988)      15,926,382
                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................         37,999           31,305               --               --
                                                   -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS................     40,974,184       46,684,790       38,154,833       64,424,009
NET ASSETS -- BEGINNING OF PERIOD................    578,491,501      531,806,711      199,961,211      135,537,202
                                                   -------------    -------------    -------------    -------------
NET ASSETS -- END OF PERIOD......................  $ 619,465,685    $ 578,491,501    $ 238,116,044    $ 199,961,211
                                                   =============    =============    =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued..........................................          9,449            9,422            5,949           11,195
 Redeemed........................................         (7,856)          (7,909)          (7,430)          (7,055)
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease).........................          1,593            1,513           (1,481)           4,140
                                                   =============    =============    =============    =============

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                    FSA-104

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                            MULTIMANAGER                      MULTIMANAGER
                                                          SMALL CAP VALUE*                     TECHNOLOGY*
                                                  --------------------------------- ---------------------------------
                                                        2010             2009             2010             2009
                                                  ---------------- ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................  $  (5,585,595)   $  (1,545,261)   $  (5,350,390)   $  (3,925,576)
 Net realized gain (loss) on investments.........    (39,496,152)     (60,110,466)       8,933,618      (24,402,155)
 Change in unrealized appreciation
  (depreciation) of investments..................    132,997,447      145,403,986       49,871,744      146,694,797
                                                   -------------    -------------    -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     87,915,700       83,748,259       53,454,972      118,367,066
                                                   -------------    -------------    -------------    -------------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      6,361,073       11,015,985        8,805,930       11,993,177
  Transfers between funds including
   guaranteed interest account, net..............    (17,602,238)     (19,337,941)       8,218,313       58,399,558
  Transfers for contract benefits and
   terminations..................................    (26,593,649)     (20,673,166)     (20,104,444)     (12,679,557)
  Contract maintenance charges...................     (5,355,840)      (4,967,555)      (4,791,220)      (3,816,883)
                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (43,190,654)     (33,962,677)      (7,871,421)      53,896,295
                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................         28,835           15,573               --               --
                                                   -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS................     44,753,881       49,801,155       45,583,551      172,263,361
NET ASSETS -- BEGINNING OF PERIOD................    418,771,665      368,970,510      365,032,119      192,768,758
                                                   -------------    -------------    -------------    -------------
NET ASSETS -- END OF PERIOD......................  $ 463,525,546    $ 418,771,665    $ 410,615,670    $ 365,032,119
                                                   =============    =============    =============    =============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued..........................................          3,839            3,265            9,748           15,683
 Redeemed........................................         (7,339)          (6,656)         (10,861)          (9,926)
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease).........................         (3,500)          (3,391)          (1,113)           5,757
                                                   =============    =============    =============    =============
UNIT ACTIVITY ADVISOR CLASS
 Issued..........................................             --               --               --               --
 Redeemed........................................             --               --               --               --
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease).........................             --               --               --               --
                                                   =============    =============    =============    =============
UNIT ACTIVITY CLASS 2
 Issued..........................................             --               --               --               --
 Redeemed........................................             --               --               --               --
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease).........................             --               --               --               --
                                                   =============    =============    =============    =============


                                                                             PIMCO VARIABLE
                                                                            INSURANCE TRUST
                                                      MUTUAL SHARES      COMMODITYREALRETURN(R)
                                                   SECURITIES FUND (n)   STRATEGY PORTFOLIO (c)
                                                  --------------------- -----------------------
                                                           2010                   2010
                                                  --------------------- -----------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................      $   1,005              $  204,287
 Net realized gain (loss) on investments.........            (68)                 58,047
 Change in unrealized appreciation
  (depreciation) of investments..................         78,050                 350,502
                                                      ----------              ----------
 Net Increase (decrease) in net assets from
  operations.....................................         78,987                 612,836
                                                      ----------              ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      1,293,546               2,893,946
  Transfers between funds including
   guaranteed interest account, net..............        192,509                 610,171
  Transfers for contract benefits and
   terminations..................................         (3,170)                (30,858)
  Contract maintenance charges...................             --                      --
                                                      ----------              ----------
 Net increase (decrease) in net assets from
  contractowners transactions....................      1,482,885               3,473,259
                                                      ----------              ----------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             63                     200
                                                      ----------              ----------
INCREASE (DECREASE) IN NET ASSETS................      1,561,935               4,086,295
NET ASSETS -- BEGINNING OF PERIOD................             --                      --
                                                      ----------              ----------
NET ASSETS -- END OF PERIOD......................     $1,561,935              $4,086,295
                                                      ==========              ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued..........................................             --                      --
 Redeemed........................................             --                      --
                                                      ----------              ----------
 Net Increase (Decrease).........................             --                      --
                                                      ==========              ==========
UNIT ACTIVITY ADVISOR CLASS
 Issued..........................................             --                     326
 Redeemed........................................             --                     (10)
                                                      ----------              ----------
 Net Increase (Decrease).........................             --                     316
                                                      ==========              ==========
UNIT ACTIVITY CLASS 2
 Issued..........................................            147                      --
 Redeemed........................................             (1)                     --
                                                      ----------              ----------
 Net Increase (Decrease).........................            146                      --
                                                      ==========              ==========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                    FSA-105

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                        PIMCO VARIABLE
                                                       INSURANCE TRUST
                                                       EMERGING MARKETS
                                                      BOND PORTFOLIO (b)
                                                  --------------------------
                                                       2010          2009
                                                  -------------- -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $   69,368     $    64
 Net realized gain (loss) on investments.........       33,647          --
 Change in unrealized appreciation
  (depreciation) of investments..................      (12,577)       (162)
                                                    ----------     -------
 Net Increase (decrease) in net assets from
  operations.....................................       90,438         (98)
                                                    ----------     -------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........    4,628,318      96,040
  Transfers between funds including
   guaranteed interest account, net..............      475,640          --
  Transfers for contract benefits and
   terminations..................................      (52,766)         --
  Contract maintenance charges...................           --          --
                                                    ----------     -------
 Net increase (decrease) in net assets from
  contractowners transactions....................    5,051,192      96,040
                                                    ----------     -------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................          384          --
                                                    ----------     -------
INCREASE (DECREASE) IN NET ASSETS................    5,142,014      95,942
NET ASSETS -- BEGINNING OF PERIOD................       95,942          --
                                                    ----------     -------
NET ASSETS -- END OF PERIOD......................   $5,237,956     $95,942
                                                    ==========     =======
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
 Issued..........................................          512          10
 Redeemed........................................          (50)         --
                                                    ----------     -------
 Net Increase (Decrease).........................          462          10
                                                    ==========     =======


                                                        PIMCO VARIABLE             PIMCO VARIABLE
                                                       INSURANCE TRUST            INSURANCE TRUST
                                                         REAL RETURN                TOTAL RETURN
                                                        PORTFOLIO (b)              PORTFOLIO (b)
                                                  -------------------------- --------------------------
                                                        2010         2009          2010         2009
                                                  --------------- ---------- --------------- ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $   57,951     $    (5)    $   559,548    $    (6)
 Net realized gain (loss) on investments.........       34,827           6         204,378         15
 Change in unrealized appreciation
  (depreciation) of investments..................      (50,511)        (21)       (666,627)       (46)
                                                    ----------     -------     -----------    -------
 Net Increase (decrease) in net assets from
  operations.....................................       42,267         (20)         97,299        (37)
                                                    ----------     -------     -----------    -------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........    8,902,445      70,985      21,875,302     78,168
  Transfers between funds including
   guaranteed interest account, net..............    1,110,278          --       2,212,962         --
  Transfers for contract benefits and
   terminations..................................     (144,553)         --        (170,457)        --
  Contract maintenance charges...................           (4)         --             (20)        --
                                                    ----------     -------     -----------    -------
 Net increase (decrease) in net assets from
  contractowners transactions....................    9,868,166      70,985      23,917,787     78,168
                                                    ----------     -------     -----------    -------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................          500          --           2,376         --
                                                    ----------     -------     -----------    -------
INCREASE (DECREASE) IN NET ASSETS................    9,910,933      70,965      24,017,462     78,131
NET ASSETS -- BEGINNING OF PERIOD................       70,965          --          78,131         --
                                                    ----------     -------     -----------    -------
NET ASSETS -- END OF PERIOD......................   $9,981,898     $70,965     $24,095,593    $78,131
                                                    ==========     =======     ===========    =======
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
 Issued..........................................          979           7           2,431          8
 Redeemed........................................          (46)         --            (171)        --
                                                    ----------     -------     -----------    -------
 Net Increase (Decrease).........................          933           7           2,260          8
                                                    ==========     =======     ===========    =======

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                    FSA-106

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                                T. ROWE PRICE
                                                                                        PROFUND VP             HEALTH SCIENCES
                                                       PROFUND VP BEAR (b)           BIOTECHNOLOGY (b)          PORTFOLIO (c)
                                                    -------------------------   ---------------------------   ----------------
                                                        2010          2009           2010           2009            2010
                                                    ------------   ----------   --------------   ----------   ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................    $  (3,972)     $    (2)       $(3,975)        $   (1)       $  (10,824)
 Net realized gain (loss) on investments.........      (14,568)          --         (2,698)            --             1,136
 Change in unrealized appreciation
  (depreciation) of investments..................      (62,175)          65         27,806            (35)          172,997
                                                     ---------      -------        -------         ------        ----------
 Net Increase (decrease) in net assets from
  operations.....................................      (80,715)          63         21,133            (36)          163,309
                                                     ---------      -------        -------         ------        ----------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      370,498       11,047        558,226          3,640         1,491,765
  Transfers between funds including
   guaranteed interest account, net..............      134,042           --        162,608             --           200,425
  Transfers for contract benefits and
   terminations..................................       (8,433)          --         (3,516)            --           (28,346)
  Contract maintenance charges...................           --           --             --             --                --
                                                     ---------      -------        -------         ------        ----------
 Net increase (decrease) in net assets from
  contractowners transactions....................      496,107       11,047        717,318          3,640         1,663,844
                                                     ---------      -------        -------         ------        ----------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................        4,999           --             40             --                --
                                                     ---------      -------        -------         ------        ----------
INCREASE (DECREASE) IN NET ASSETS................      420,391       11,110        738,491          3,604         1,827,153
NET ASSETS -- BEGINNING OF PERIOD................       11,110           --          3,604             --                --
                                                     ---------      -------        -------         ------        ----------
NET ASSETS -- END OF PERIOD......................    $ 431,501      $11,110        $742,095        $3,604        $1,827,153
                                                     =========      =======        ========        ======        ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS II
 Issued..........................................           --           --             --             --               164
 Redeemed........................................           --           --             --             --               (11)
                                                     ---------      -------        --------        ------        ----------
 Net Increase (Decrease).........................           --           --             --             --               153
                                                     =========      =======        ========        ======        ==========
UNIT ACTIVITY COMMON SHARES
 Issued..........................................          126            1             75             --                --
 Redeemed........................................          (72)          --             (4)            --                --
                                                     ---------      -------        --------        ------        ----------
 Net Increase (Decrease).........................           54            1             71             --                --
                                                     =========      =======        =========       ======        ==========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                    FSA-107

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                     TEMPLETON DEVELOPING
                                                           MARKETS
                                                     SECURITIES FUND (b)
                                                  --------------------------
                                                        2010         2009
                                                  --------------- ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................   $   (1,184)     $   (4)
 Net realized gain (loss) on investments.........        2,508          --
 Change in unrealized appreciation
  (depreciation) of investments..................      363,435         174
                                                    ----------     -------
 Net Increase (decrease) in net assets from
  operations.....................................      364,759         170
                                                    ----------     -------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........    2,487,364      27,943
  Transfers between funds including
   guaranteed interest account, net..............      488,297          --
  Transfers for contract benefits and
   terminations..................................      (27,332)         --
  Contract maintenance charges...................           (1)         --
                                                    ----------     -------
 Net increase (decrease) in net assets from
  contractowners transactions....................    2,948,328      27,943
                                                    ----------     -------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................        4,997          --
                                                    ----------     -------
INCREASE (DECREASE) IN NET ASSETS................    3,318,084      28,113
NET ASSETS -- BEGINNING OF PERIOD................       28,113          --
                                                    ----------     -------
NET ASSETS -- END OF PERIOD......................   $3,346,197     $28,113
                                                    ==========     =======
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
 Issued..........................................          289           2
 Redeemed........................................          (11)         --
                                                    ----------     -------
 Net Increase (Decrease).........................          278           2
                                                    ==========     =======


                                                                                         TEMPLETON                TEMPLETON
                                                            TEMPLETON                   GLOBAL BOND                GROWTH
                                                   FOREIGN SECURITIES FUND (c)      SECURITIES FUND (b)      SECURITIES FUND (n)
                                                  ----------------------------- --------------------------- --------------------
                                                               2010                   2010          2009            2010
                                                  ----------------------------- ---------------- ---------- --------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................          $  (1,459)             $  (31,071)     $    (3)        $  (535)
 Net realized gain (loss) on investments.........              1,659                  37,100           --              42
 Change in unrealized appreciation
  (depreciation) of investments..................            264,898                 580,760           45          46,348
                                                           ---------              ----------      -------         -------
 Net Increase (decrease) in net assets from
  operations.....................................            265,098                 586,789           42          45,855
                                                           ---------              ----------      -------         -------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........          2,354,307              14,434,071       26,693         393,337
  Transfers between funds including
   guaranteed interest account, net..............            270,295               2,034,654           --         190,068
  Transfers for contract benefits and
   terminations..................................            (52,322)               (169,125)          --          (9,860)
  Contract maintenance charges...................                 (4)                     (4)          --              --
                                                           ---------              ----------      -------         -------
 Net increase (decrease) in net assets from
  contractowners transactions....................          2,572,276              16,299,596       26,693         573,545
                                                           ---------              ----------      -------         -------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................                301                   9,996           --              28
                                                           ---------              ----------      -------         -------
INCREASE (DECREASE) IN NET ASSETS................          2,837,675              16,896,381       26,735         619,428
NET ASSETS -- BEGINNING OF PERIOD................                 --                  26,735           --              --
                                                           ---------              ----------      -------         -------
NET ASSETS -- END OF PERIOD......................          $2,837,675             $16,923,116     $26,735         $619,428
                                                           ==========             ===========     =======         ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
 Issued..........................................                277                   1,539            3              63
 Redeemed........................................                (13)                    (50)          --              (3)
                                                           ---------              ----------      -------         -------
 Net Increase (Decrease).........................                264                   1,489            3              60
                                                           =========              ==========      =======         ========

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                    FSA-108

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,


                                                            VAN ECK VIP
                                                            GLOBAL HARD
                                                          ASSETS FUND (b)
                                                    ----------------------------
                                                          2010           2009
                                                    ---------------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................     $  (34,271)      $    (2)
 Net realized gain (loss) on investments.........          9,870            --
 Change in unrealized appreciation
  (depreciation) of investments..................      1,322,197          (207)
                                                      ----------       -------
 Net Increase (decrease) in net assets from
  operations.....................................      1,297,796          (209)
                                                      ----------       -------
CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
  Payments received from contractowners..........      5,385,770        10,006
  Transfers between funds including
   guaranteed interest account, net..............      1,041,442            --
  Transfers for contract benefits and
   terminations..................................        (50,237)           --
  Contract maintenance charges...................             (2)           --
                                                      ----------       -------
 Net increase (decrease) in net assets from
  contractowners transactions....................      6,376,973        10,006
                                                      ----------       -------
 Net increase (decrease) in amount retained by
  AXA in Separate Account No. 49.................             93            --
                                                      ----------       -------
INCREASE (DECREASE) IN NET ASSETS................      7,674,862         9,797
NET ASSETS -- BEGINNING OF PERIOD................          9,797            --
                                                      ----------       -------
NET ASSETS -- END OF PERIOD......................     $7,684,659       $ 9,797
                                                      ==========       =======
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS S SHARES
 Issued..........................................            606             1
 Redeemed........................................            (19)           --
                                                      ----------       -------
 Net Increase (Decrease).........................            587             1
                                                      ==========       =======

-------
The accompanying notes are an integral part of these financial statements.

(a) Units were made available for sale on June 08, 2009.
(b) Units were made available for sale on December 14, 2009.
(c) Units were made available for sale on December 14, 2009, but at December 31, 2009 the fund had zero balance and no activity to report.
(d) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
(e) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
(f) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
(g) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
(h) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
(i) Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009.
(j) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
(k) EQ/Quality Bond PLUS replaced EQ/Caywood-Scholl High Yield due to a fund merger on September 25, 2009.
(l) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.

                                    FSA-109

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,

(m) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
(n) Units were made available for sale on January 25, 2010.
(o) Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund substitution on September 17, 2010.
(p) Units were made available for sale on September 23, 2010.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable

                                    FSA-110

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010


1. Organization

AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 49 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AllianceBernstein Variable Products Series Fund, Inc. , American Century Variable Portfolios, Inc. , AXA Premier VIP Trust ("VIP"), BlackRock Variable Series Funds, Inc. , EQ Advisors Trust ("EQAT"), Fidelity(R) Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Invesco Variable Insurance Funds, Ivy Funds Variable Insurance Portfolios, Lazard Retirement Series, Inc., MFS Variable Insurance Trust, PIMCO Variable Insurance Trust , ProFunds, T.Rowe Price Equity Series, Inc., and Van Eck VIP Trust (collectively, "The Trusts"). The Trusts are open-ended management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

The Account consists of the following Variable Investment Options:

  ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.*
  -----------------------------------------------------
o AllianceBernstein VPS Balanced Wealth Strategy Portfolio
o AllianceBernstein VPS International Growth Portfolio

  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  ------------------------------------------
o American Century VP Large Company Value
o American Century VP Mid Cap Value

  AXA PREMIER VIP TRUST*
  ----------------------
o AXA Aggressive Allocation
o AXA Conservative Allocation
o AXA Conservative-Plus Allocation
o AXA Moderate Allocation
o AXA Moderate-Plus Allocation
o Multimanager Aggressive Equity
o Multimanager Core Bond
o Multimanager International Equity
o Multimanager Large Cap Core Equity
o Multimanager Large Cap Value
o Multimanager Mid Cap Growth
o Multimanager Mid Cap Value
o Multimanager Multi-Sector Bond
o Multimanager Small Cap Growth
o Multimanager Small Cap Value
o Multimanager Technology

  BLACKROCK VARIABLE SERIES FUNDS, INC.
  -------------------------------------
o BlackRock Global Allocation V.I. Fund
o BlackRock Large Cap Growth V.I Fund

  EQ ADVISORS TRUST *
  -------------------
o All Asset Allocation
o AXA Balanced Strategy
o AXA Conservative Growth Strategy
o AXA Conservative Strategy
o AXA Growth Strategy
o AXA Moderate Growth Strategy
o AXA Tactical Manager 2000
o AXA Tactical Manager 400
o AXA Tactical Manager 500
o AXA Tactical Manager International
o EQ/AllianceBernstein International
o EQ/AllianceBernstein Small Cap Growth
o EQ/AXA Franklin Small Cap Value Core
o EQ/BlackRock Basic Value Equity
o EQ/BlackRock International Value
o EQ/Boston Advisors Equity Income
o EQ/Calvert Socially Responsible
o EQ/Capital Guardian Growth
o EQ/Capital Guardian Research
o EQ/Common Stock Index
o EQ/Core Bond Index
o EQ/Davis New York Venture
o EQ/Equity 500 Index
o EQ/Equity Growth PLUS
o EQ/Franklin Core Balanced
o EQ/Franklin Templeton Allocation
o EQ/GAMCO Mergers and Acquisitions
o EQ/GAMCO Small Company Value
o EQ/Global Bond PLUS
o EQ/Global Multi-Sector Equity
o EQ/Intermediate Government Bond Index
o EQ/International Core PLUS
o EQ/International ETF
o EQ/International Growth
o EQ/JPMorgan Value Opportunities
o EQ/Large Cap Core PLUS
o EQ/Large Cap Growth Index
o EQ/Large Cap Growth PLUS
o EQ/Large Cap Value Index
o EQ/Large Cap Value PLUS
o EQ/Lord Abbett Growth and Income
o EQ/Lord Abbett Large Cap Core
o EQ/Mid Cap Index
o EQ/Mid Cap Value PLUS
o EQ/Money Market

                                    FSA-111

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


1. Organization (Continued)

o EQ/Montag & Caldwell Growth
o EQ/Morgan Stanley Mid Cap Growth(1)
o EQ/Mutual Large Cap Equity
o EQ/Oppenheimer Global
o EQ/Pimco Ultra Short Bond
o EQ/Quality Bond PLUS
o EQ/Small Company Index
o EQ/T. Rowe Price Growth Stock
o EQ/Templeton Global Equity
o EQ/UBS Growth & Income
o EQ/Van Kampen Comstock
o EQ/Wells Fargo Advantage Omega Growth(2)

  FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
  --------------------------------------------
o Fidelity(R) VIP Asset Manager: Growth Portfolio
o Fidelity(R) VIP Contrafund(R) Portfolio
o Fidelity(R) VIP Mid Cap Portfolio
o Fidelity(R) VIP Strategic Income Portfolio

  FRANKLIN TEMPLETON VARIABLE INSURANCE
  -------------------------------------
  PRODUCTS TRUST
  --------------
o Franklin Income Securities Fund
o Franklin Strategic Income Securities Fund
o Franklin Templeton VIP Founding Funds Allocation Fund
o Mutual Shares Securities Fund
o Templeton Developing Markets Securities Fund
o Templeton Foreign Securities Fund
o Templeton Global Bond Securities Fund
o Templeton Growth Securities Fund

  GOLDMAN SACHS VARIABLE INSURANCE
  --------------------------------
  TRUST- VARIABLE INSURANCE PORTFOLIOS
  ------------------------------------
o Goldman Sachs VIT Mid Cap Value Fund

  INVESCO VARIABLE INSURANCE FUNDS
  --------------------------------
o Invesco V.I. Financial Services Fund(3)
o Invesco V.I. Global Real Estate Fund(4)
o Invesco V.I. International Growth Fund(5)
o Invesco V.I. Leisure Fund(6)
o Invesco V.I. Mid Cap Core Equity Fund(7)
o Invesco V.I. Small Cap Equity Fund(8)

  IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
  ---------------------------------------
o Ivy Funds VIP Dividend Opportunities
o Ivy Funds VIP Energy
o Ivy Funds VIP Global Natural Resources
o Ivy Funds VIP High Income
o Ivy Funds VIP Mid Cap Growth
o Ivy Funds VIP Science and Technology
o Ivy Funds VIP Small Cap Growth

  LAZARD RETIREMENT SERIES, INC.
  ------------------------------
o Lazard Retirement Emerging Markets Equity Portfolio

  MFS(R) VARIABLE INSURANCE TRUST
  -------------------------------
o MFS(R) International Value Portfolio
o MFS(R) Investors Growth Stock Series
o MFS(R) Investors Trust Series
o MFS(R) Technology Porfolio
o MFS(R) Utilities Series

  PIMCO VARIABLE INSURANCE TRUST
  ------------------------------
o PIMCO Variable Insurance Trust CommodityRealReturn(R)
  Strategy Portfolio
o PIMCO Variable Insurance Trust Emerging Markets
  Bond Portfolio
o PIMCO Variable Insurance Trust Real Return Portfolio
o PIMCO Variable Insurance Trust Total Return Portfolio

  PROFUNDS
  --------
o ProFund VP Bear
o ProFund VP Biotechnology

  T. ROWE PRICE EQUITY SERIES, INC.
  ---------------------------------
o T. Rowe Price Health Sciences Portfolio II

  VAN ECK VIP TRUST
  -----------------
o Van Eck VIP Global Hard Assets Fund(9)


 (1)     Formerly known as EQ/Van Kampen Mid Cap Growth
 (2)     Formerly known as EQ/Evergreen Omega
 (3)     Formerly known as AIM V.I. Financial Services Fund
 (4)     Formerly known as AIM V.I. Global Real Estate Fund
 (5)     Formerly known as AIM V.I. International Growth Fund
 (6)     Formerly known as AIM V.I. Leisure Fund
 (7)     Formerly known as AIM V.I. Mid Cap Core Equity Fund
 (8)     Formerly known as AIM V.I. Small Cap Equity Fund
 (9)     Formerly known as Van Eck Worldwide Hard Assets Fund

* An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
Note: Separate Account No. 49 also includes seven variable investment options that have not been offered to the public and for which the financial statements have not been included here-in.


                                    FSA-112

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


1. Organization (Concluded)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator, Accumulator Plus, Accumulator Elite, Accumulator Select, Stylus, Accumulator Advisor, Accumulator Express, Retirement Income for Life, Retirement Cornerstone, Structured Capital Strategies, including all contracts issued currently. These annuities in the Accumulator series and Retirement Cornerstone Series are offered with the same Variable Investment Options for use as a nonqualified annuity (NQ) for after-tax contributions only, or when used as an investment vehicle for certain qualified plans (QP), an individual retirement annuity (IRA) or a tax-shelter annuity (TSA). The Accumulator series and Retirement Cornerstone Series of annuities are offered under group and individual variable annuity forms.

The amount retained by AXA Equitable in the Account arises principally from (1) contributions from AXA Equitable, (2) mortality and expense charges, asset-based administration charges and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.


Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

In the normal course of business, the Trusts which the Variable Investment Options invest in, enter into contracts that may include agreements to indemnify another party under given circumstances. The Variable Investment Options' maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.


2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments:

Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

Investment Transactions and Investment Income:

Investment transactions are recorded by the Account on the trade date. Dividends and distributions of net realized gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

Due to and Due From:

Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.


                                    FSA-113

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


2. Significant Accounting Policies (Concluded)

Contract Payments and Transfers:

Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and/or fixed maturity options of Separate Account No. 46. Transfers between funds including guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 46. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

Taxes:

The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investment and receivable assets of each Variable Investment Option of the Account have been classified as Level 1.

4. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:


                                                                      PURCHASES        SALES
                                                                   -------------- --------------
All Asset Allocation............................................    $  1,909,705   $    275,747
AllianceBernstein VPS Balanced Wealth Strategy Portfolio........       1,991,629         59,112
AllianceBernstein VPS International Growth Portfolio............       1,523,493         27,990
American Century VP Large Company Value.........................         386,798         31,899
American Century VP Mid Cap Value...............................       2,559,564        139,775
AXA Aggressive Allocation.......................................     395,359,769    467,949,698
AXA Balanced Strategy...........................................     404,414,675     14,785,019

                                     FSA-114

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


4. Purchases and Sales of Investments (Continued)


                                                   PURCHASES          SALES
                                               ---------------- ----------------
AXA Conservative Allocation.................    $  789,831,570   $  730,486,361
AXA Conservative Growth Strategy............       233,085,393       15,343,943
AXA Conservative Strategy...................       150,831,313       21,529,815
AXA Conservative-Plus Allocation............       332,662,855      306,364,202
AXA Growth Strategy.........................       354,679,720       21,881,559
AXA Moderate Allocation.....................       810,415,682      784,577,547
AXA Moderate Growth Strategy................     1,006,301,264       26,166,642
AXA Moderate-Plus Allocation................       864,698,549    1,036,311,126
AXA Tactical Manager 2000...................        22,675,825          753,302
AXA Tactical Manager 400....................        20,567,750          601,530
AXA Tactical Manager 500....................        48,308,007        1,229,314
AXA Tactical Manager International..........        40,381,483        1,135,675
BlackRock Global Allocation V.I. Fund.......        20,315,374        2,109,575
BlackRock Large Cap Growth V.I Fund.........         1,802,087          131,506
EQ/AllianceBernstein International..........        65,968,424      121,399,909
EQ/AllianceBernstein Small Cap Growth.......        88,710,225       76,665,975
EQ/AXA Franklin Small Cap Value Core........        41,235,209       33,091,525
EQ/BlackRock Basic Value Equity.............       145,731,704      113,624,378
EQ/BlackRock International Value............        97,341,351      133,492,341
EQ/Boston Advisors Equity Income............        49,635,191       40,357,121
EQ/Calvert Socially Responsible.............         7,140,955       11,296,842
EQ/Capital Guardian Growth..................        20,225,648       46,195,082
EQ/Capital Guardian Research................        22,982,922      119,358,413
EQ/Common Stock Index.......................        43,802,231      118,253,913
EQ/Core Bond Index..........................       288,531,492      234,740,249
EQ/Davis New York Venture...................        47,049,985       59,949,107
EQ/Equity 500 Index.........................       158,094,176      194,876,543
EQ/Equity Growth PLUS.......................        18,947,874      218,136,566
EQ/Franklin Core Balanced...................        62,344,500      154,776,579
EQ/Franklin Templeton Allocation............        96,196,673      162,930,364
EQ/GAMCO Mergers & Acquisitions.............        71,686,547       38,161,230
EQ/GAMCO Small Company Value................       174,978,197      124,374,449
EQ/Global Bond PLUS.........................       152,887,217      105,654,090
EQ/Global Multi-Sector Equity...............       120,658,356      217,143,722
EQ/Intermediate Government Bond Index.......       202,470,710      191,266,056
EQ/International Core PLUS..................        86,038,583      120,129,278
EQ/International ETF........................         1,464,579          121,705
EQ/International Growth.....................       137,248,420       72,495,303
EQ/JPMorgan Value Opportunities.............        51,485,983       55,999,865
EQ/Large Cap Core PLUS......................        26,594,974       28,593,209
EQ/Large Cap Growth Index...................        41,862,233       67,808,308
EQ/Large Cap Growth PLUS....................        26,448,594       49,389,638
EQ/Large Cap Value Index....................        27,691,233       24,487,246
EQ/Large Cap Value PLUS.....................        26,901,611      161,414,001
EQ/Lord Abbett Growth and Income............        54,968,198       34,997,072
EQ/Lord Abbett Large Cap Core...............        60,453,432       46,301,266
EQ/Mid Cap Index............................        54,963,130      122,465,216
EQ/Mid Cap Value PLUS.......................        39,013,102      212,931,771
EQ/Money Market.............................       549,317,648      816,088,999
EQ/Montag & Caldwell Growth.................        35,495,764       46,255,707
EQ/Morgan Stanley Mid Cap Growth............       178,346,492      106,749,673
EQ/Mutual Large Cap Equity..................        14,405,931       42,972,182
EQ/Oppenheimer Global.......................       106,085,092       50,162,158
EQ/Pimco Ultra Short Bond...................       363,627,044      491,740,098
EQ/Quality Bond PLUS........................       202,115,769      169,175,020
EQ/Small Company Index......................        66,981,872       99,202,361
EQ/T. Rowe Price Growth Stock...............        99,644,740       63,816,374
EQ/Templeton Global Equity..................        33,010,864       34,274,602
EQ/UBS Growth & Income......................        16,707,001       17,979,730
EQ/Van Kampen Comstock......................        27,647,969       36,599,186

                                     FSA-115

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


4. Purchases and Sales of Investments (Concluded)


                                                                            PURCHASES         SALES
                                                                         --------------- --------------
EQ/Wells Fargo Advantage Omega Growth.................................    $142,170,458    $ 71,346,781
Fidelity(R) VIP Asset Manager: Growth Portfolio.......................       1,279,241         569,056
Fidelity(R) VIP Contrafund(R) Portfolio...............................      11,763,690         513,465
Fidelity(R) VIP Mid Cap Portfolio.....................................       5,105,263         260,881
Fidelity(R) VIP Strategic Income Portfolio............................       7,397,980         347,957
Franklin Income Securities Fund.......................................       3,740,276          81,553
Franklin Strategic Income Securities Fund.............................       5,095,806         356,387
Franklin Templeton VIP Founding Funds Allocation Fund.................       1,093,263          45,286
Goldman Sachs VIT Mid Cap Value Fund..................................       3,073,891         335,212
Invesco V.I. Financial Services Fund..................................         875,954         265,325
Invesco V.I. Global Real Estate Fund..................................       5,481,142          96,926
Invesco V.I. International Growth Fund................................       3,899,306          75,499
Invesco V.I. Leisure Fund.............................................         144,613          22,851
Invesco V.I. Mid Cap Core Equity Fund.................................       1,378,938          67,722
Invesco V.I. Small Cap Equity Fund....................................       1,172,976         338,231
Ivy Funds VIP Dividend Opportunities..................................       4,113,448         237,569
Ivy Funds VIP Energy..................................................       3,033,912         635,366
Ivy Funds VIP Global Natural Resources................................       4,757,173         614,376
Ivy Funds VIP High Income.............................................       9,476,181         846,666
Ivy Funds VIP Mid Cap Growth..........................................       3,877,780         145,008
Ivy Funds VIP Science and Technology..................................       2,713,481         268,998
Ivy Funds VIP Small Cap Growth........................................       3,333,773         209,827
Lazard Retirement Emerging Markets Equity Portfolio...................      12,463,735         527,338
MFS(R) International Value Portfolio..................................       5,263,747         248,830
MFS(R) Investors Growth Stock Series..................................       1,714,258          33,955
MFS(R) Investors Trust Series.........................................       1,236,378          99,241
MFS(R) Technology Portfolio...........................................       1,960,969         260,478
MFS(R) Utilities Series...............................................       1,603,855         111,124
Multimanager Aggressive Equity........................................     264,133,552      79,761,782
Multimanager Core Bond................................................     465,098,495     371,618,677
Multimanager International Equity.....................................      54,226,250      81,734,735
Multimanager Large Cap Core Equity....................................      30,458,094      32,484,948
Multimanager Large Cap Value..........................................      27,473,717      67,591,224
Multimanager Mid Cap Growth...........................................      43,262,754      63,732,085
Multimanager Mid Cap Value............................................      61,478,794      69,780,404
Multimanager Multi-Sector Bond........................................     158,534,089     140,500,934
Multimanager Small Cap Growth.........................................      37,803,543      51,105,070
Multimanager Small Cap Value..........................................      46,978,403      95,725,651
Multimanager Technology...............................................     107,584,181     120,805,992
Mutual Shares Securities Fund.........................................       1,495,618          11,728
PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy
Portfolio.............................................................       3,868,558         128,961
PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio........       5,705,891         584,943
PIMCO Variable Insurance Trust Real Return Portfolio..................      10,479,844         544,215
PIMCO Variable Insurance Trust Total Return Portfolio.................      26,586,380       1,925,932
ProFund VP Bear.......................................................       1,175,604         678,470
ProFund VP Biotechnology..............................................         760,960          47,617
T. Rowe Price Health Sciences Portfolio...............................       1,785,990         132,970
Templeton Developing Markets Securities Fund..........................       3,088,665         136,522
Templeton Foreign Securities Fund.....................................       2,719,022         147,904
Templeton Global Bond Securities Fund.................................      16,919,104         630,017
Templeton Growth Securities Fund......................................         601,737          28,725
Van Eck VIP Global Hard Assets Fund...................................       6,579,709         237,006


                                    FSA-116

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


5. Expenses and Related Party Transactions

The assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options invest are categorized into two types. Both types are subject to fees for investment management and advisory services and other Trust expenses. Certain classes of shares of the mutual funds that are attributable to Class A units or equivalent units of the Variable Investment Options are not subject to distribution fees imposed pursuant to a distribution plan. Other classes of shares of the mutual funds that are attributable to Class B units or equivalent units of the Variable Investment Options are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by the EQAT and VIP Trusts' Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. There is no limitation on the 12b-1 fees charges by the Variable Investment Options offered by the non EQAT and VIP Trusts. The class-specific expenses attributable to the investment in each share class of the underlying mutual funds in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees are reflected in the net asset value of the shares of the Trusts and the total returns of the investment options, but are not included in the expenses or expense ratios of the Variable Investment Options.

AXA Equitable and its affiliates serve as investment managers of Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.10% to a high of 1.15% of the average daily net assets of the Portfolios of the Trusts. AXA Equitable, as investment manager of the Trusts, pays expenses for providing investment advisory services to the Portfolios, including the fees to the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP, including the EQ/AllianceBernstein Portfolios, EQ/Common Stock Index, EQ/Large Cap Growth Index, EQ/Equity 500 Index, and EQ/Small Company Index; as well as a portion of AXA Tactical Manager 500 I, AXA Tactical Manager 400 I, AXA Tactical Manager 2000 I, AXA Tactical Manager International I, EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

AXA Advisors and AXA Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industrial Regulatory Authority ("FINRA").

The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.


                                    FSA-117

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


6. Reorganizations

In 2010 and 2009, several fund reorganizations occurred within EQ Advisors Trust and AXA Premier VIP Trust. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives. In September 2009, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby, certain Portfolios of EQ Advisors Trust and AXA Premier VIP Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for equivalent interests in certain other Portfolios of EQ Advisors Trust and AXA Premier VIP Trust ( the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes reorganizations which occurred in 2009 were treated as mergers. In September 2010, AXA Equitable enacted a substitution of securities, via a tax-free exchange, resulting in the Surviving Portfolio issuing shares in exchange for shares of the Removed Investment Option. For both mergers and substitutions Contractowners of the Removed Investment Options receive interests in the Surviving Investment Options with an amount equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.



--------------------------------------------------------------------------------------------------------
                                 REMOVED PORTFOLIO                      SURVIVING PORTFOLIO
--------------------------------------------------------------------------------------------------------
 SEPTEMBER 17, 2010              MULTIMANAGER LARGE CAP GROWTH          MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------------------
Shares -- Class B                  27,549,345                               22,327,597
Value -- Class B                 $       7.72                           $        23.38
Net Assets Before Substitution   $212,680,942                           $  309,338,272
Net Assets After Substitution    $         --                           $  522,019,214
--------------------------------------------------------------------------------------------------------
 SEPTEMBER 11, 2009              EQ/ARIEL APPRECIATION II               EQ/MID CAP VALUE PLUS
                                 EQ/LORD ABBETT MID CAP VALUE
                                 EQ/VAN KAMPEN REAL ESTATE
--------------------------------------------------------------------------------------------------------
                                 EQ/ARIEL APPRECIATION II
Shares -- Class B                   7,932,043
Value -- Class B                 $       9.40
Net Assets Before Merger         $ 74,538,275
Net Assets After Merger          $         --
                                 EQ/LORD ABBETT MID CAP VALUE
Shares -- Class B                  26,391,753
Value -- Class B                 $       7.93
Net Assets Before Merger         $209,180,481
Net Assets After Merger          $         --
                                 EQ/VAN KAMPEN REAL ESTATE
Shares -- Class B                  63,532,140                              142,251,793
Value -- Class B                 $       5.48                           $         7.74
Net Assets Before Merger         $347,961,699                           $  469,149,515
Net Assets After Merger          $         --                           $1,100,829,970
--------------------------------------------------------------------------------------------------------
 SEPTEMBER 11, 2009              EQ/AXA ROSENBERG VALUE LONG/SHORT      EQ/PIMCO ULTRA SHORT BOND
                                 EQUITY

                                 EQ/SHORT DURATION BOND
--------------------------------------------------------------------------------------------------------
                                 EQ/AXA ROSENBERG VALUE LONG/SHORT
                                 EQUITY
Shares -- Class B                  12,716,910
Value -- Class B                 $       8.60
Net Assets Before Merger         $109,365,428
Net Assets After Merger          $         --
                                 EQ/SHORT DURATION BOND
Shares -- Class B                  23,494,513                              140,859,863
Value -- Class B                 $       9.13                           $         9.95
Net Assets Before Merger         $214,412,117                           $1,077,407,382
Net Assets After Merger          $         --                           $1,401,184,927
--------------------------------------------------------------------------------------------------------

                                     FSA-118

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


6. Reorganizations (Concluded)


--------------------------------------------------------------------------------------------------------
                           REMOVED PORTFOLIO                          SURVIVING PORTFOLIO
--------------------------------------------------------------------------------------------------------
 SEPTEMBER 18, 2009        MULTIMANAGER HEALTH CARE                   MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------------------
Shares -- Class B            28,056,156                                    15,487,843
Value -- Class B           $       9.02                                $        21.67
Net Assets Before Merger   $253,119,777                                $   82,475,855
Net Assets After Merger    $         --                                $  335,595,632
--------------------------------------------------------------------------------------------------------
 SEPTEMBER 18, 2009        EQ/OPPENHEIMER MAIN STREET OPPORTUNITY      EQ/COMMON STOCK INDEX
--------------------------------------------------------------------------------------------------------
Shares -- Class B             5,440,613                                    56,841,883
Value -- Class B           $      8.39                                 $        13.55
Net Assets Before Merger   $ 45,659,985                                $  724,313,556
Net Assets After Merger    $         --                                $  769,973,541
--------------------------------------------------------------------------------------------------------
 SEPTEMBER 18, 2009        EQ/OPPENHEIMER MAIN STREET SMALL CAP        EQ/SMALL COMPANY INDEX
                           INDEX
--------------------------------------------------------------------------------------------------------
Shares -- Class B             9,217,337                                    53,685,152
Value -- Class B           $       8.91                                $         8.40
Net Assets Before Merger   $ 82,134,043                                $  368,998,628
Net Assets After Merger    $         --                                $  451,132,671
--------------------------------------------------------------------------------------------------------
 SEPTEMBER 25, 2009        EQ/CAYWOOD SCHOLL HIGH YIELD BOND           EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------
Shares -- Class B            67,826,211                                    64,244,370
Value -- Class B           $       3.99                                $         9.19
Net Assets Before Merger   $270,950,734                                $  319,272,226
Net Assets After Merger    $         --                                $  590,222,960
--------------------------------------------------------------------------------------------------------
 SEPTEMBER 25, 2009        EQ/LONG TERM BOND                           EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------------------
Shares -- Class B            11,533,864                                   106,695,594
Value -- Class B           $      12.74                                $         9.62
Net Assets Before Merger   $146,995,303                                $  879,643,006
Net Assets After Merger    $         --                                $1,026,638,309
--------------------------------------------------------------------------------------------------------

7. Contractowner Charges

Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, AXA Equitable charges the account for the following:


                                                                          ASSET-BASED                    CURRENT     MAXIMUM
                                                        MORTALITY AND   ADMINISTRATION   DISTRIBUTION   AGGREGATE   AGGREGATE
                                                        EXPENSE RISKS       CHARGE          CHARGE        CHARGE     CHARGE
                                                       --------------- ---------------- -------------- ----------- ----------
Accumulator and Rollover IRA issued before
  May 1, 1997.......................................         0.90%           0.30%            --           1.20%      1.20%

Accumulator issued on or after May 1, 1997..........         1.10%           0.25%            --           1.35%      1.35%

Accumulator issued on or after March 1, 2000........         1.10%           0.25%            0.20%        1.55%      1.55%

Accumulator issued on or after April 1, 2002........         0.75%           0.25%            0.20%        1.20%      1.20%

Accumulator issued on or after
  September 15, 2003................................         0.75%           0.30%            0.20%        1.25%      1.25%

Accumulator 06, 07, 8.0, 9.0........................         0.80%           0.30%            0.20%        1.30%      1.30%

Accumulator Elite, Plus, Select.....................         1.10%           0.25%            0.25%        1.60%      1.60%

Accumulator Select II...............................         1.10%           0.35%            0.45%        1.90%      1.90%

Accumulator Select issued on or after
  April 1, 2002.....................................         1.10%           0.25%            0.35%        1.70%      1.70%

                                     FSA-119

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


7. Contractowner Charges (Continued)


                                                                               ASSET-BASED                    CURRENT     MAXIMUM
                                                             MORTALITY AND   ADMINISTRATION   DISTRIBUTION   AGGREGATE   AGGREGATE
                                                             EXPENSE RISKS       CHARGE          CHARGE        CHARGE     CHARGE
                                                            --------------- ---------------- -------------- ----------- ----------
Accumulator Plus issued on or after April 1, 2002........        0.90%            0.25%           0.25%         1.40%      1.40%

Accumulator Plus issued on or after
  September 15, 2003.....................................        0.90%            0.35%           0.25%         1.50%      1.50%

Accumulator Plus 06, 07, 8.0, 9.0........................        0.95%            0.35%           0.25%         1.55%      1.55%

Accumulator Elite issued on or after
  September 15, 2003.....................................        1.10%            0.30%           0.25%         1.65%      1.65%

Accumulator Elite II.....................................        1.10%            0.25%           0.45%         1.80%      1.80%

Accumulator Elite 06, 07, 8.0, 9.0.......................        1.10%            0.30%           0.25%         1.65%      1.65%

Stylus...................................................        0.80%            0.30%           0.05%         1.15%      1.15%

Retirement Income for Life...............................        0.75%            0.30%           0.20%         1.25%      1.25%

Retirement Income for Life (NY)..........................        0.80%            0.30%           0.20%         1.30%      1.30%

Accumulator Advisor (1)..................................        0.50%              --              --          0.50%      0.50%

Accumulator Express......................................        0.70%            0.25%             --          0.95%      0.95%

Retirement Cornerstone Series CP.........................        0.95%            0.35%           0.25%         1.55%      1.55%

Retirement Cornerstone Series B..........................        0.80%            0.30%           0.20%         1.30%      1.30%

Retirement Cornerstone Series L..........................        1.10%            0.30%           0.25%         1.65%      1.65%

Retirement Cornerstone Series C..........................        1.10%            0.25%           0.35%         1.70%      1.70%

Structured Capital Strategies Series B(2)................        1.25%              --              --          1.25%      1.25%

Structured Capital Strategies Series ADV(2)..............        0.65%              --              --          0.65%      0.65%

----------
(1) The charges may be retained in the Account by AXA Equitable and participate in the net investment results of the Portfolios. Accumulator Advisor's daily charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the contract.

(2) Under Structured Capital Strategies Prospectus, Mortality and Expense Risks is referred to as a contract fee.

Included in the Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value (via unit liquidation from account value).

The table below lists the fees charged by the Separate Account assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or a Contractowner's account value.


                                               WHEN CHARGE
               CHARGES                         IS DEDUCTED
               -------                         -----------
Charges for state premium and other   At time of transaction
applicable taxes

Charge for Trust expenses             Daily

Annual Administrative charge          Annually on each
                                      contract date anniversary.

Variable Immediate Annuity payout     At time of transaction
option administrative fee

Withdrawal charge                     At time of transaction


               CHARGES                                    AMOUNT DEDUCTED                         HOW DEDUCTED
               -------                                    ---------------                         ------------
Charges for state premium and other   Varies by state                                        Applied to an annuity
applicable taxes                                                                             payout option

Charge for Trust expenses             Varies by Portfolio                                    Unit value

Annual Administrative charge          Depending on account value, in Years 1 to 2 lesser     Unit liquidation from
                                      of $30 or 2% of account value, thereafter $30          account value

Variable Immediate Annuity payout     $350 annuity administrative fee                        Unit liquidation from
option administrative fee                                                                    account value

Withdrawal charge                     LOW - 0% in contract year 10 and thereafter.           Unit liquidation from
                                                                                             account value
                                      HIGH - 8% in contract years 1 and 2. The charge is
                                      7% in contract years 3 and 4, and declines 1%
                                      each contract year until it reaches 0% in contract
                                      year 10.

                                     FSA-120

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


7. Contractowner Charges (Continued)


                                                    WHEN CHARGE
                 CHARGES                            IS DEDUCTED
                 -------                            -----------
BaseBuilder benefit charge                 Annually on each
                                           contract date anniversary.

Protection Plus                            Annually on each
                                           contract date anniversary.

Guaranteed minimum death benefit
options:

  Annual ratchet to age 85                 Annually on each
                                           contract date anniversary.

  Greater of 4% roll up to age 85 or       Annually on each
  Annual ratchet to age 85                 contract date anniversary

  Greater of 5% rollup to age 85 or        Annually on each
  annual ratchet to age 85                 contract date anniversary.

  6% rollup to age 80 or 70

  6% rollup to age 85                      Annually on each
                                           contract date anniversary.

  Greater of 6.5%, 6% or 3% rollup to      Annually on each
  age 85 or annual ratchet to age 85       contract date anniversary.

  Greater of 5% rollup to owner's age
  80 or Annual ratchet to owner's age
  80

  Greater of compounded annual
  roll-up to age 85 or annual ratchet
  to age 85

Guaranteed Withdrawal Benefit for Life     Annually on each
Enhanced Death Benefit                     contract date anniversary

Earnings Enhancement Benefit               Annually on each
(additional death benefit)                 contract date anniversary


                 CHARGES                                     AMOUNT DEDUCTED                          HOW DEDUCTED
                 -------                                     ---------------                          ------------
                                         *Note - Depending on the contract and/or certain
                                                 elections made under the contract, the
                                                 withdrawal charge may or may not apply.
BaseBuilder benefit charge               0.30%                                                   Unit liquidation from
                                                                                                 account value

Protection Plus                          LOW - 0.20%                                             Unit liquidation from
                                                                                                 account value
                                         HIGH - 0.35%.
Guaranteed minimum death benefit
options:

  Annual ratchet to age 85               LOW - 0.20% of the Annual ratchet to age 85             Unit liquidation from
                                         benefit base                                            account value

                                         HIGH - 0.35% of the Annual ratchet to age 85
                                         benefit base

  Greater of 4% roll up to age 85 or     1.00% of the greater of 4% roll-up to age 85 or
  Annual ratchet to age 85               Annual ratchet to age 85 benefit base (max to
                                         1.15%)

  Greater of 5% rollup to age 85 or      LOW - 0.50% of the greater of 5% roll-up to age         Unit liquidation from
  annual ratchet to age 85               85 or annual ratchet to age 85 benefit base             account value

                                         HIGH - 1.00 % of 5% roll-up to age 85 or Annual
                                         ratchet to age 85 benefit base

  6% rollup to age 80 or 70              0.20% of 6% roll-up to age 80 (or 70) benefit base

  6% rollup to age 85                    LOW - 0.35% of the 6% roll-up to age 85 benefit         Unit liquidation from
                                         base                                                    account value

                                         HIGH - 0.45% of the 6% roll-up to age 85 benefit
                                         base

  Greater of 6.5%, 6% or 3% rollup to    LOW - 0.45% of the 6% roll-up to age 85 benefit         Unit liquidation from
  age 85 or annual ratchet to age 85     base or the Annual ratchet to age 85 benefit base,      account value
                                         as applicable

                                         HIGH - 0.80% of the 6.5%, 6% or 3% roll-up to
                                         age 85 benefit base or the Annual ratchet to age
                                         85 benefit base, as applicable

  Greater of 5% rollup to owner's age    LOW - 0.80% (max 0.95%) of the 5% roll-up to
  80 or Annual ratchet to owner's age    age 80 benefit base or the annual ratchet benefit
  80                                     base, as applicable

                                         HIGH - 1.10% (max 1.25%) of the 5% roll-up to
                                         age 80 benefit base or the annual ratchet benefit
                                         base, as applicable

  Greater of compounded annual           LOW - 0.80% (max 0.95%) of the roll-up to age
  roll-up to age 85 or annual ratchet    85 benefit base or annual ratchet to age 85 benefit
  to age 85                              base, as applicable

                                         HIGH - 0.90% (max 1.05%) of the roll-up to age
                                         85 benefit base or annual ratchet to age 85 benefit
                                         base, as applicable

Guaranteed Withdrawal Benefit for Life   0.30%                                                   Unit liquidation from
Enhanced Death Benefit                                                                           account value

Earnings Enhancement Benefit             0.35%                                                   Unit liquidation from
(additional death benefit)                                                                       account value

                                     FSA-121

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


7. Contractowner Charges (Concluded)


                                                  WHEN CHARGE
                 CHARGES                          IS DEDUCTED
                 -------                          -----------
Guaranteed Minimum Income Benefit        Annually on each
                                         contract date anniversary.

Guaranteed Principal Benefit             Annually on first 10
                                         contract date
                                         anniversaries

Guaranteed Withdrawal Benefit            Annually on each
                                         contract date anniversary

Net Loan Interest charge for Rollover    Netted against loan
                                         repayment

Retirement Income for Life Benefit       Annually on contract date
charge                                   anniversary

Guaranteed Withdrawal Benefit for Life   Annually on each
(GWBL)                                   contract date anniversary

Death benefit under converted GWBL       Annually on each
                                         contract anniversary date

Converted Guaranteed withdrawal          Upon initial conversion
benefit for life charge                  and annually on each
                                         contract date anniversary
                                         thereafter


                 CHARGES                                    AMOUNT DEDUCTED                        HOW DEDUCTED
                 -------                                    ---------------                        ------------
Guaranteed Minimum Income Benefit        LOW - 0.45%                                          Unit liquidation from
                                                                                              account value
                                         HIGH - 1.10% (max 1.40%)

Guaranteed Principal Benefit             LOW - 100% Guaranteed Principal Benefit -            Unit liquidation from
                                         0.50%                                                account value

                                         HIGH - 125% Guaranteed Principal Benefit -
                                         0.75%

Guaranteed Withdrawal Benefit            LOW - 5% Withdrawal Option is 0.30%                  Unit liquidation from
                                         HIGH - 7% Withdrawal Option is 0.50%                 account value

Net Loan Interest charge for Rollover    2.00%                                                Unit liquidation from
                                                                                              account value

Retirement Income for Life Benefit       LOW - 0.60% for Single life                          Unit liquidation from
charge                                         0.75% for Joint life                           account value

                                         HIGH - 0.75% for Single life
                                                0.90% for Joint life

Guaranteed Withdrawal Benefit for Life   LOW - 0.60% for Single life;                         Unit liquidation from
(GWBL)                                         0.75% for Joint life                           account value

                                         HIGH - 0.75% for Single life;
                                                0.90% for Joint life

Death benefit under converted GWBL       The GMDB charge in effect prior to conversion will   Unit liquidation from
                                         be deducted. Note - Charge will vary depending on    account value
                                         combination GMDB elections.

Converted Guaranteed withdrawal          Single and Joint life - charge is equal to the       Unit liquidation of
benefit for life charge                  percentage of Guaranteed minimum income benefit      account value
                                         base charge deducted as the Guaranteed minimum
                                         income benefit charge on the conversion effective
                                         date. Annual ratchets may increase the charge to a
                                         percentage equal to the maximum charge for the
                                         Guaranteed minimum income benefit.

8. Accumulation Unit Values




Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                   YEARS ENDED DECEMBER 31,
                                                           -------------------------------------------------------------------------
                                                                         UNITS OUTSTANDING   NET ASSETS     INVESTMENT       TOTAL
                                                            UNIT VALUE         (000S)          (000S)     INCOME RATIO**   RETURN***
                                                           ------------ ------------------- ------------ ---------------- ----------
ALL ASSET ALLOCATION
--------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)           $ 11.58             --                --             --      13.75%
         Highest contract charge 1.70% Class A (r)          $ 11.53             --                --             --      13.37%
         All contract charges                                    --            150            $1,728           3.84%
  2009   Lowest contract charge 1.30% Class A (r)           $ 10.18             --                --             --       0.20%
         Highest contract charge 1.70% Class A (r)          $ 10.17             --                --             --       0.10%
         All contract charges                                    --             --                --           0.75%
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
--------------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class B (r) (s)       $ 11.00             --                --             --       8.80%
         Highest contract charge 1.70% Class B (r) (s)      $ 10.95             --                --             --       8.42%
         All contract charges                                    --            184            $2,018           1.04%        --
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
----------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class B (r) (s)       $ 11.25             --                --             --      11.17%
         Highest contract charge 1.70% Class B (r) (s)      $ 11.20             --                --             --      10.67%
         All contract charges                                    --            144            $1,621           0.54%        --

                                     FSA-122

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                   YEARS ENDED DECEMBER 31,
                                                           -------------------------------------------------------------------------
                                                                         UNITS OUTSTANDING   NET ASSETS     INVESTMENT       TOTAL
                                                            UNIT VALUE         (000S)          (000S)     INCOME RATIO**   RETURN***
                                                           ------------ ------------------- ------------ ---------------- ----------
AMERICAN CENTURY VP LARGE COMPANY VALUE
---------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class II (r) (s)      $11.05               --                --            --          9.30%
         Highest contract charge 1.70% Class II (r) (s)     $11.00               --                --            --          8.91%
         All contract charges                                   --               35        $      385          1.67%           --
AMERICAN CENTURY VP MID CAP VALUE
---------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class II (r)          $12.34               --                --            --          17.41%
         Highest contract charge 1.70% Class II (r)         $12.28               --                --            --          16.95%
         All contract charges                                   --              216        $    2,654          3.23%            --
  2009   Lowest contract charge 1.30% Class II (r)          $10.51               --                --            --           1.55%
         Highest contract charge 1.70% Class II (r)         $10.50               --                --            --           1.45%
         All contract charges                                   --               --        $        1          1.80%            --
AXA AGGRESSIVE ALLOCATION
-------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A               $11.45               --                --            --          11.93%
         Highest contract charge 1.70% Class A              $11.40               --                --            --          11.44%
         All contract charges                                   --              686        $    7,851          1.55%            --
  2009   Lowest contract charge 1.30% Class A               $10.23               --                --            --           0.29%
         Highest contract charge 1.70% Class A              $10.23               --                --            --           0.39%
         All contract charges                                   --                3        $       29            --             --
AXA AGGRESSIVE ALLOCATION
-------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B               $12.29               --                --            --          12.55%
         Highest contract charge 1.90% Class B              $11.15               --                --            --          10.95%
         All contract charges                                   --          250,059        $3,071,781          1.55%            --
  2009   Lowest contract charge 0.50% Class B               $10.92               --                --            --          26.71%
         Highest contract charge 1.90% Class B              $10.05               --                --            --          24.82%
         All contract charges                                   --          264,282        $2,913,632          1.00%
  2008   Lowest contract charge 0.50% Class B               $ 8.62               --                --            --        (39.51)%
         Highest contract charge 1.90% Class B              $ 8.05               --                --            --        (40.33)%
         All contract charges                                   --          249,764        $2,198,545          1.66%           --
  2007   Lowest contract charge 0.50% Class B               $14.25               --                --            --           5.63%
         Highest contract charge 1.90% Class B              $13.49               --                --            --           4.17%
         All contract charges                                               189,188        $2,787,372          3.04%            --
  2006   Lowest contract charge 0.50% Class B               $13.49               --                --            --          17.31%
         Highest contract charge 1.90% Class B              $12.95               --                --            --          15.46%
         All contract charges                                   --          103,270        $1,472,607          3.07%           --
AXA BALANCED STRATEGY
---------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class B (q)           $10.96               --                --            --           8.62%
         Highest contract charge 1.70% Class B (q)          $10.91               --                --            --           8.13%
         All contract charges                                   --           43,235        $  508,706          2.00%            --
  2009   Lowest contract charge 1.30% Class B (q)           $10.09               --                --            --         (0.30)%
         Highest contract charge 1.70% Class B (q)          $10.09               --                --            --         (0.20)%
         All contract charges                                   --            8,275        $   93,171          2.87%            --
AXA CONSERVATIVE ALLOCATION
---------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B               $12.16               --                --            --           6.67%
         Highest contract charge 1.90% Class B              $11.03               --                --            --           5.25%
         All contract charges                                   --          167,849        $1,970,907          2.11%            --
  2009   Lowest contract charge 0.50% Class B               $11.40               --                --            --           9.27%
         Highest contract charge 1.90% Class B              $10.48               --                --            --           7.76%
         All contract charges                                   --          170,307        $1,893,018          2.38%            --

                                     FSA-123

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            YEARS ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------------
                                                                  UNITS OUTSTANDING   NET ASSETS     INVESTMENT       TOTAL
                                                     UNIT VALUE         (000S)          (000S)     INCOME RATIO**   RETURN***
                                                    ------------ ------------------- ------------ ---------------- ----------
AXA CONSERVATIVE ALLOCATION (CONTINUED)
---------------------------------------
  2008   Lowest contract charge 0.50% Class B          $10.43              --                 --         --         (11.46)%
         Highest contract charge 1.90% Class B         $ 9.73              --                 --         --         (12.74)%
         All contract charges                              --         130,528         $1,340,728       6.68%            --
  2007   Lowest contract charge 0.50% Class B          $11.78              --                 --         --            5.27%
         Highest contract charge 1.90% Class B         $11.15              --                 --         --            3.82%
         All contract charges                                          43,687         $  512,686       4.38%            --
  2006   Lowest contract charge 0.50% Class B          $11.19              --                 --         --            5.84%
         Highest contract charge 1.90% Class B         $10.74              --                 --         --            4.35%
         All contract charges                              --          27,021         $  304,681       4.30%            --
AXA CONSERVATIVE GROWTH STRATEGY
--------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class B (q)      $10.84              --                 --         --            7.75%
         Highest contract charge 1.70% Class B (q)     $10.79              --                 --         --            7.36%
         All contract charges                              --          24,643         $  283,665       1.91%            --
  2009   Lowest contract charge 1.30% Class B (q)      $10.06              --                 --         --           (0.40)%
         Highest contract charge 1.70% Class B (q)     $10.05              --                 --         --           (0.40)%
         All contract charges                              --           4,833         $   53,791       3.54%            --
AXA CONSERVATIVE STRATEGY
-------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class B (q)      $10.57              --                 --         --            5.91%
         Highest contract charge 1.70% Class B (q)     $10.52              --                 --         --            5.41%
         All contract charges                              --          15,143         $  166,345       2.01%            --
  2009   Lowest contract charge 1.30% Class B (q)      $ 9.98              --                 --         --           (0.70)%
         Highest contract charge 1.70% Class B (q)     $ 9.98              --                 --         --           (0.70)%
         All contract charges                              --           3,109         $   33,065       4.46%            --
AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B          $12.11              --                 --         --            8.51%
         Highest contract charge 1.90% Class B         $10.98              --                 --         --            7.02%
         All contract charges                              --         149,637         $1,775,692       1.99%            --
  2009   Lowest contract charge 0.50% Class B          $11.16              --                 --         --           13.83%
         Highest contract charge 1.90% Class B         $10.26              --                 --         --           12.28%
         All contract charges                              --         152,280         $1,682,551       1.98%            --
  2008   Lowest contract charge 0.50% Class B          $ 9.80              --                 --         --          (19.80)%
         Highest contract charge 1.90% Class B         $ 9.14              --                 --         --          (21.00)%
         All contract charges                              --         126,714         $1,241,651       3.99%            --
  2007   Lowest contract charge 0.50% Class B          $12.22              --                 --         --            4.98%
         Highest contract charge 1.90% Class B         $11.57              --                 --         --            3.49%
         All contract charges                                          83,083         $1,028,164       3.70%            --
  2006   Lowest contract charge 0.50% Class B          $11.64              --                 --         --            8.22%
         Highest contract charge 1.90% Class B         $11.18              --                 --         --            6.70%
         All contract charges                              --          62,323         $  744,035       3.65%            --
AXA GROWTH STRATEGY
-------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class B (q)      $11.20              --                 --         --           10.24%
         Highest contract charge 1.70% Class B (q)     $11.15              --                 --         --            9.74%
         All contract charges                              --          44,484         $  571,788       1.51%            --
  2009   Lowest contract charge 1.30% Class B (q)      $10.16              --                 --         --            0.00%
         Highest contract charge 1.70% Class B (q)     $10.16              --                 --         --            0.00%
         All contract charges                              --          16,690         $  196,220       1.94%            --

                                     FSA-124

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            YEARS ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------------
                                                                  UNITS OUTSTANDING   NET ASSETS     INVESTMENT       TOTAL
                                                     UNIT VALUE         (000S)          (000S)     INCOME RATIO**   RETURN***
                                                    ------------ ------------------- ------------ ---------------- ----------
AXA MODERATE ALLOCATION
-----------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)      $10.98             --                 --           --         8.71%
         Highest contract charge 1.70% Class A (r)     $10.93             --                 --           --         8.33%
         All contract charges                              --          1,305        $    14,308         2.12%         --
  2009   Lowest contract charge 1.30% Class A (r)      $10.10             --                 --           --        (0.20)%
         Highest contract charge 1.70% Class A (r)     $10.09             --                 --           --        (0.20)%
         All contract charges                              --              2        $        24         1.45%         --
AXA MODERATE ALLOCATION
-----------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B          $60.28             --                 --           --         9.36%
         Highest contract charge 1.90% Class B         $42.33             --                 --           --         7.82%
         All contract charges                              --        494,825        $ 7,532,763         2.12%         --
  2009   Lowest contract charge 0.50% Class B          $55.12             --                 --           --        16.43%
         Highest contract charge 1.90% Class B         $39.26             --                 --           --        14.80%
         All contract charges                              --        509,246        $ 7,164,791         1.45%         --
  2008   Lowest contract charge 0.50% Class B          $47.34             --                 --           --       (24.86)%
         Highest contract charge 1.90% Class B         $34.20             --                 --           --       (25.91)%
         All contract charges                              --        438,140        $ 5,361,993         4.05%         --
  2007   Lowest contract charge 0.50% Class B          $63.00             --                 --           --         5.74%
         Highest contract charge 1.90% Class B         $46.16             --                 --           --         4.25%
         All contract charges                                        339,622        $ 5,580,780         3.49%         --
  2006   Lowest contract charge 0.50% Class B          $59.58             --                 --           --         9.77%
         Highest contract charge 1.90% Class B         $44.28             --                 --           --         8.23%
         All contract charges                              --        267,779        $ 4,210,726         3.03%          --
AXA MODERATE GROWTH STRATEGY
----------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class B (q)      $11.08             --                 --           --         9.38%
         Highest contract charge 1.70% Class B (q)     $11.03             --                 --           --         8.99%
         All contract charges                              --        106,632        $ 1,269,198         1.99%         --
  2009   Lowest contract charge 1.30% Class B (q)      $10.13             --                 --           --        (0.10)%
         Highest contract charge 1.70% Class B (q)     $10.12             --                 --           --        (0.20)%
         All contract charges                              --         18,371        $   214,806         2.33%         --
AXA MODERATE-PLUS ALLOCATION
----------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)      $11.22             --                 --           --        10.32%
         Highest contract charge 1.70% Class A (r)     $11.17             --                 --           --         9.94%
         All contract charges                              --          1,401        $    15,700         1.70%          --
  2009   Lowest contract charge 1.30% Class A (r)      $10.17             --                 --           --         0.10%
         Highest contract charge 1.70% Class A (r)     $10.16             --                 --           --         0.10%
         All contract charges                              --             33        $       334         1.36%          --
AXA MODERATE-PLUS ALLOCATION
----------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B          $12.54             --                 --           --         10.97%
         Highest contract charge 1.90% Class B         $11.37             --                 --           --         9.43%
         All contract charges                              --        866,067        $10,977,390         1.70%         --
  2009   Lowest contract charge 0.50% Class B          $11.30             --                 --           --        21.35%
         Highest contract charge 1.90% Class B         $10.39             --                 --           --        19.61%
         All contract charges                              --        908,945        $10,483,044         1.36%         --
  2008   Lowest contract charge 0.50% Class B          $ 9.31             --                 --           --       (32.14)%
         Highest contract charge 1.90% Class B         $ 8.69             --                 --           --       (33.05)%
         All contract charges                              --        853,511        $ 8,197,686         2.40%         --
  2007   Lowest contract charge 0.50% Class B          $13.72             --                 --           --         5.86%
         Highest contract charge 1.90% Class B         $12.98             --                 --           --         4.34%
         All contract charges                                        689,233        $ 9,864,221         3.23%         --

                                     FSA-125

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                               YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------------------------------------
                                                                     UNITS OUTSTANDING   NET ASSETS     INVESTMENT       TOTAL
                                                        UNIT VALUE         (000S)          (000S)     INCOME RATIO**   RETURN***
                                                       ------------ ------------------- ------------ ---------------- ----------
AXA MODERATE-PLUS ALLOCATION (CONTINUED)
----------------------------------------
  2006   Lowest contract charge 0.50% Class B             $12.96               --                --           --        13.93%
         Highest contract charge 1.90% Class B            $12.44               --                --           --        12.33%
         All contract charges                                 --          450,637        $6,186,804         3.16%          --
AXA TACTICAL MANAGER 2000
-------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class B (r)         $13.09               --                --           --        21.77%
         Highest contract charge 1.70% Class B (r)        $13.03               --                --           --        21.32%
         All contract charges                                 --            1,905        $   24,898         0.08%          --
  2009   Lowest contract charge 1.30% Class B (r)         $10.75               --                --           --         2.67%
         Highest contract charge 1.70% Class B (r)        $10.74               --                --           --         2.58%
         All contract charges                                 --                7        $       78         0.01%          --
AXA TACTICAL MANAGER 400
------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class B (r)         $12.68               --                --           --        21.34%
         Highest contract charge 1.70% Class B (r)        $12.62               --                --           --        20.88%
         All contract charges                                 --            1,775        $   22,475         0.00%          --
  2009   Lowest contract charge 1.30% Class B (r)         $10.45               --                --           --         1.65%
         Highest contract charge 1.70% Class B (r)        $10.44               --                --           --         1.66%
         All contract charges                                 --                7        $       75         0.01%          --
AXA TACTICAL MANAGER 500
------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class B (r)         $11.34               --                --           --        10.85%
         Highest contract charge 1.70% Class B (r)        $11.29               --                --           --        10.36%
         All contract charges                                 --            4,542        $   51,399         0.65%          --
  2009   Lowest contract charge 1.30% Class B (r)         $10.23               --                --           --         0.00%
         Highest contract charge 1.70% Class B (r)        $10.23               --                --           --         0.00%
         All contract charges                                 --               25        $      261         0.03%          --
AXA TACTICAL MANAGER INTERNATIONAL
----------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class B (r)         $10.33               --                --           --         3.30%
         Highest contract charge 1.70% Class B (r)        $10.28               --                --           --         2.90%
         All contract charges                                 --            4,133        $   42,628         1.38%          --
  2009   Lowest contract charge 1.30% Class B (r)         $10.00               --                --           --        (0.20)%
         Highest contract charge 1.70% Class B (r)        $ 9.99               --                --           --        (0.30)%
         All contract charges                                 --                8        $       81         0.05%          --
BLACKROCK GLOBAL ALLOCATION V.I. FUND
-------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class III (r)       $10.98               --                --           --         8.39%
         Lowest contract charge 1.70% Class III (r)       $10.93               --                --           --         7.90%
         All contract charges                                 --            1,831        $   20,063         2.23%          --
  2009   Lowest contract charge 1.30% Class III (r)       $10.13               --                --           --        (0.49)%
         Lowest contract charge 1.70% Class III (r)       $10.13               --                --           --        (0.39)%
         All contract charges                                 --               63        $      644         1.59%          --
BLACKROCK LARGE CAP GROWTH V.I. FUND
------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class III (r) (s)   $11.67               --                --           --        13.63%
         Highest contract charge 1.70% Class III (r) (s)  $11.61               --                --           --        13.16%
         All contract charges                                 --              158        $    1,845         1.10%          --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL
----------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)         $10.41               --                --           --         4.10%
         Highest contract charge 1.70% Class A (r)        $10.36               --                --           --         3.70%
         All contract charges                                 --              102        $    1,062         2.24%          --

                                     FSA-126

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                               YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                                   UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                      UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                     ------------ ------------------- ------------ ---------------- -------------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL (CONTINUED)
----------------------------------------------
  2009   Lowest contract charge 1.30% Class A (r)       $10.00              --                --           --         (0.10)%
         Highest contract charge 1.70% Class A (r)      $ 9.99              --                --           --         (0.20)%
         All contract charges                               --              --                --         2.38%           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL
----------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B           $14.70              --                --           --          4.63%
         Highest contract charge 1.90% Class B          $11.76              --                --           --          3.16%
         All contract charges                               --          52,855        $  663,562         2.24%           --
  2009   Lowest contract charge 0.50% Class B           $14.05              --                --           --         26.42%
         Highest contract charge 1.90% Class B          $11.40              --                --           --         24.68%
         All contract charges                               --          58,111        $  703,686         2.38%           --
  2008   Lowest contract charge 0.50% Class B           $11.11              --                --           --        (50.95)%
         Highest contract charge 1.90% Class B          $ 9.14              --                --           --        (51.67)%
         All contract charges                               --          62,852        $  607,988         2.73%           --
  2007   Lowest contract charge 0.50% Class B           $22.65              --                --           --         11.14%
         Highest contract charge 1.90% Class B          $18.91              --                --           --          9.62%
         All contract charges                                           64,446        $1,284,350         1.43%           --
  2006   Lowest contract charge 0.50% Class B           $20.38              --                --           --         22.90%
         Highest contract charge 1.90% Class B          $17.25              --                --           --         21.18%
         All contract charges                               --          50,659        $  919,120         1.53%           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)       $14.14              --                --           --         31.78%
         Highest contract charge 1.70% Class A (r)      $14.08              --                --           --         31.34%
         All contract charges                               --             168        $    2,379         0.00%           --
  2009   Lowest contract charge 1.30% Class A (r)       $10.73              --                --           --          3.27%
         Highest contract charge 1.70% Class A (r)      $10.72              --                --           --          3.18%
         All contract charges                               --              --        $        2         0.02%           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B           $22.59              --                --           --         32.57%
         Highest contract charge 1.90% Class B          $18.61              --                --           --         30.69%
         All contract charges                               --          26,419        $  462,036         0.00%            --
  2009   Lowest contract charge 0.50% Class B           $17.04              --                --           --         35.03%
         Highest contract charge 1.90% Class B          $14.24              --                --           --         33.07%
         All contract charges                               --          25,519        $  342,139         0.02%           --
  2008   Lowest contract charge 0.50% Class B           $12.62              --                --           --        (44.94)%
         Highest contract charge 1.90% Class B          $10.70              --                --           --        (45.71)%
         All contract charges                               --          27,869        $  280,414           --            --
  2007   Lowest contract charge 0.50% Class B           $22.92              --                --           --         16.11%
         Highest contract charge 1.90% Class B          $19.71              --                --           --         14.46%
         All contract charges                                           28,246        $  526,859           --            --
  2006   Lowest contract charge 0.50% Class B           $19.74              --                --           --          8.46%
         Highest contract charge 1.90% Class B          $17.22              --                --           --          6.94%
         All contract charges                               --          29,035        $  479,583           --           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)       $13.00              --                --           --         22.99%
         Highest contract charge 1.70% Class A (r)      $12.94              --                --           --         22.42%
         All contract charges                               --             109        $    1,418         0.19%           --
  2009   Lowest contract charge 1.30% Class A (r)       $10.57              --                --           --          1.44%
         Highest contract charge 1.70% Class A (r)      $10.57              --                --           --          1.54%
         All contract charges                               --              --                --         1.03%           --

                                     FSA-127

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                               YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                                   UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                      UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                     ------------ ------------------- ------------ ---------------- -------------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B (a)       $10.31              --                --          --           23.62%
         Highest contract charge 1.90% Class B (a)      $ 9.70              --                --          --           21.86%
         All contract charges                               --          13,485          $133,212        0.19%             --
  2009   Lowest contract charge 0.50% Class B (a)       $ 8.34              --                --          --           27.51%
         Highest contract charge 1.90% Class B (a)      $ 7.96              --                --          --           25.69%
         All contract charges                               --          12,629          $101,917        1.03%             --
  2008   Lowest contract charge 0.50% Class B (a)       $ 6.54                                                        (33.67)%
         Highest contract charge 1.90% Class B (a)      $ 6.33                                                        (34.61)%
         All contract charges                               --          11,658          $ 74,460        1.06%             --
  2007   Lowest contract charge 0.50% Class B (a)       $ 9.86              --                --          --           (9.12)%
         Highest contract charge 1.90% Class B (a)      $ 9.68                                                        (10.37)%
         All contract charges                               --           5,985          $ 58,243        0.48%             --
  2006   Lowest contract charge 0.50% Class B (a)       $10.85              --                --          --            8.50%
         Highest contract charge 1.90% Class B (a)      $10.80              --                --          --            8.03%
         All contract charges                               --           1,481          $ 16,022        0.54%             --
EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)       $11.51              --                --          --           11.10%
         Highest contract charge 1.70% Class A (r)      $11.46              --                --          --           10.62%
         All contract charges                               --           1,070          $ 12,298        1.30%             --
  2009   Lowest contract charge 1.30% Class A (r)       $10.36              --                --          --            0.68%
         Highest contract charge 1.70% Class A (r)      $10.36              --                --          --            0.68%
         All contract charges                               --              --          $      3        2.75%             --
EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B           $24.18              --                --          --           11.74%
         Highest contract charge 1.90% Class B          $19.92              --                --          --           10.12%
         All contract charges                               --          54,746          $848,219        1.30%             --
  2009   Lowest contract charge 0.50% Class B           $21.64              --                --          --           29.60%
         Highest contract charge 1.90% Class B          $18.09              --                --          --           27.82%
         All contract charges                               --          52,534          $745,364        2.75%             --
  2008   Lowest contract charge 0.50% Class B           $16.70              --                --          --          (36.86)%
         Highest contract charge 1.90% Class B          $14.15              --                --          --          (37.77)%
         All contract charges                               --          46,485          $522,247        1.73%             --
  2007   Lowest contract charge 0.50% Class B           $26.45              --                --          --            0.69%
         Highest contract charge 1.90% Class B          $22.74              --                --          --           (0.74)%
         All contract charges                                           45,201          $829,334        1.08%             --
  2006   Lowest contract charge 0.50% Class B           $26.27              --                --          --           20.31%
         Highest contract charge 1.90% Class B          $22.91              --                --          --           18.62%
         All contract charges                               --          44,747          $846,668        2.90%             --
EQ/BLACKROCK INTERNATIONAL VALUE
--------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)       $10.41              --                --          --            4.94%
         Highest contract charge 1.70% Class A (r)      $10.37              --                --          --            4.54%
         All contract charges                               --             291          $  3,029        0.76%             --
  2009   Lowest contract charge 1.30% Class A (r)       $ 9.92              --                --          --           (0.40)%
         Highest contract charge 1.70% Class A (r)      $ 9.92              --                --          --           (0.30)%
         All contract charges                               --               1          $      8        2.07%             --
EQ/BLACKROCK INTERNATIONAL VALUE
--------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B           $21.16              --                --          --            5.54%
         Highest contract charge 1.90% Class B          $17.44              --                --          --            4.06%
         All contract charges                               --          45,360          $737,614        0.76%             --

                                     FSA-128

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                               YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                                   UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                      UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                     ------------ ------------------- ------------ ---------------- -------------
EQ/BLACKROCK INTERNATIONAL VALUE (CONTINUED)
--------------------------------------------
  2009   Lowest contract charge 0.50% Class B           $20.05              --                --           --           29.61%
         Highest contract charge 1.90% Class B          $16.76              --                --           --           27.81%
         All contract charges                               --          47,668        $  743,266         2.07%             --
  2008   Lowest contract charge 0.50% Class B           $15.47              --                --           --          (43.29)%
         Highest contract charge 1.90% Class B          $13.11              --                --           --          (44.09)%
         All contract charges                               --          48,585        $  592,816         2.19%             --
  2007   Lowest contract charge 0.50% Class B           $27.28              --                --           --            9.65%
         Highest contract charge 1.90% Class B          $23.45              --                --           --            8.06%
         All contract charges                                           52,311        $1,144,877         1.85%             --
  2006   Lowest contract charge 0.50% Class B           $24.88              --                --           --           25.06%
         Highest contract charge 1.90% Class B          $21.70              --                --           --           23.30%
         All contract charges                               --          51,776        $1,057,795         3.58%             --
EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)       $11.62              --                --           --           14.48%
         Highest contract charge 1.70% Class A (r)      $11.57              --                --           --           14.10%
         All contract charges                               --              77        $      889         2.49%             --
  2009   Lowest contract charge 1.30% Class A (r)       $10.15              --                --           --           (0.39)%
         Highest contract charge 1.70% Class A (r)      $10.14              --                --           --           (0.39)%
         All contract charges                               --              --                --         2.55%             --
EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B           $ 6.45              --                --           --           15.18%
         Highest contract charge 1.90% Class B          $ 5.44              --                --           --           13.57%
         All contract charges                               --          45,605        $  214,535         2.49%             --
  2009   Lowest contract charge 0.50% Class B           $ 5.60              --                --           --           10.97%
         Highest contract charge 1.90% Class B          $ 4.79              --                --           --            9.34%
         All contract charges                               --          43,320        $  182,082         2.55%              --
  2008   Lowest contract charge 0.50% Class B           $ 5.05              --                --           --          (32.67)%
         Highest contract charge 1.90% Class B          $ 4.38              --                --           --          (33.54)%
         All contract charges                               --          39,344        $  157,390         2.44%             --
  2007   Lowest contract charge 0.50% Class B           $ 7.50              --                --           --            3.31%
         Highest contract charge 1.90% Class B          $ 6.59              --                --           --            1.70%
         All contract charges                                           31,430        $  202,051         1.82%             --
  2006   Lowest contract charge 0.50% Class B           $ 7.26              --                --           --           15.39%
         Highest contract charge 1.90% Class B          $ 6.48              --                --           --           13.77%
         All contract charges                               --          30,079        $  198,213         2.39%             --
EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B           $ 8.54              --                --           --           11.93%
         Highest contract charge 1.90% Class B          $ 7.27              --                --           --           10.49%
         All contract charges                               --           5,101        $   46,879         0.05%             --
  2009   Lowest contract charge 0.50% Class B           $ 7.63              --                --           --           30.12%
         Highest contract charge 1.90% Class B          $ 6.58              --                --           --           28.35%
         All contract charges                               --           5,534        $   45,654         0.24%             --
  2008   Lowest contract charge 0.50% Class B           $ 5.86              --                --           --          (45.44)%
         Highest contract charge 1.90% Class B          $ 5.13              --                --           --          (46.23)%
         All contract charges                               --           5,674        $   36,090         0.30%             --
  2007   Lowest contract charge 0.50% Class B           $10.74              --                --           --           11.53%
         Highest contract charge 1.90% Class B          $ 9.54              --                --           --            9.91%
         All contract charges                                            5,341        $   62,358         0.23%             --
  2006   Lowest contract charge 0.50% Class B           $ 9.63              --                --           --            4.70%
         Highest contract charge 1.90% Class B          $ 8.68              --                --           --            3.24%
         All contract charges                               --           5,169        $   54,129           --              --

                                     FSA-129

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                               YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                                   UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                      UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                     ------------ ------------------- ------------ ---------------- -------------
EQ/CAPITAL GUARDIAN GROWTH
--------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)       $11.63              --                --           --           11.72%
         Highest contract charge 1.70% Class A (r)      $11.58              --                --           --           11.24%
         All contract charges                               --              75        $      872         0.40%             --
  2009   Lowest contract charge 1.30% Class A (r)       $10.41              --                --           --            1.66%
         Highest contract charge 1.70% Class A (r)      $10.41              --                --           --            1.76%
         All contract charges                               --              --                --         0.33%             --
EQ/CAPITAL GUARDIAN GROWTH
--------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B           $13.23              --                --           --           12.40%
         Highest contract charge 1.90% Class B          $10.90              --                --           --           10.77%
         All contract charges                               --          30,831        $  338,022         0.40%             --
  2009   Lowest contract charge 0.50% Class B           $11.77              --                --           --           32.72%
         Highest contract charge 1.90% Class B          $ 9.84              --                --           --           30.99%
         All contract charges                               --          33,199        $  327,423         0.33%             --
  2008   Lowest contract charge 0.50% Class B           $ 8.87              --                --           --          (40.67)%
         Highest contract charge 1.90% Class B          $ 7.51              --                --           --          (41.56)%
         All contract charges                               --          35,102        $  263,886         0.18%             --
  2007   Lowest contract charge 0.50% Class B           $14.95              --                --           --            4.91%
         Highest contract charge 1.90% Class B          $12.85              --                --           --            3.46%
         All contract charges                                           34,213        $  439,864           --              --
  2006   Lowest contract charge 0.50% Class B           $14.25              --                --           --            6.87%
         Highest contract charge 1.90% Class B          $12.42              --                --           --            5.37%
         All contract charges                               --          30,418        $  380,312         0.18%             --
EQ/CAPITAL GUARDIAN RESEARCH
----------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)       $11.94              --                --           --           14.59%
         Highest contract charge 1.70% Class A (r)      $11.88              --                --           --           14.12%
         All contract charges                               --              50        $      602         0.74%             --
  2009   Lowest contract charge 1.30% Class A (r)       $10.42              --                --           --            1.56%
         Highest contract charge 1.70% Class A (r)      $10.41              --                --           --            1.56%
         All contract charges                               --              --                --         1.14%             --
EQ/CAPITAL GUARDIAN RESEARCH (b)
--------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B           $12.78              --                --           --           15.24%
         Highest contract charge 1.90% Class B          $10.83              --                --           --           13.64%
         All contract charges                               --          77,666        $  904,589         0.74%             --
  2009   Lowest contract charge 0.50% Class B           $11.09              --                --           --           30.79%
         Highest contract charge 1.90% Class B          $ 9.53              --                --           --           29.02%
         All contract charges                               --          86,472        $  882,191         1.14%             --
  2008   Lowest contract charge 0.50% Class B           $ 8.48              --                --           --          (39.94)%
         Highest contract charge 1.90% Class B          $ 7.39              --                --           --          (40.83)%
         All contract charges                               --          96,287        $  757,787         0.91%             --
  2007   Lowest contract charge 0.50% Class B           $14.12              --                --           --            1.15%
         Highest contract charge 1.90% Class B          $12.49              --                --           --           (0.32)%
         All contract charges                                          113,240        $1,497,202         1.28%             --
  2006   Lowest contract charge 0.50% Class B           $13.96              --                --           --           11.50%
         Highest contract charge 1.90% Class B          $12.53              --                --           --            9.93%
         All contract charges                               --          56,224        $  739,096         0.56%             --
EQ/COMMON STOCK INDEX
---------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)       $11.84              --                --           --           14.73 %
         Highest contract charge 1.70% Class A (r)      $11.78              --                --           --           14.15 %
         All contract charges                               --              93        $    1,103         1.26%               --

                                     FSA-130

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                               YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                                   UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                      UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                     ------------ ------------------- ------------ ---------------- -------------
EQ/COMMON STOCK INDEX (CONTINUED)
---------------------------------
  2009   Lowest contract charge 1.30% Class A (r)      $ 10.32              --                --           --            0.39%
         Highest contract charge 1.70% Class A (r)     $ 10.32              --                --           --            0.39%
         All contract charges                               --              --                --         1.80%             --
EQ/COMMON STOCK INDEX (o)
-------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B          $295.18              --                --           --           15.29%
         Highest contract charge 1.90% Class B         $180.00              --                --           --           13.67%
         All contract charges                               --          38,136        $  803,765         1.26%             --
  2009   Lowest contract charge 0.50% Class B          $256.03              --                --           --           27.69%
         Highest contract charge 1.90% Class B         $158.35              --                --           --           25.90%
         All contract charges                               --          41,528        $  776,118         1.80%             --
  2008   Lowest contract charge 0.50% Class B          $200.52              --                --           --          (44.08)%
         Highest contract charge 1.90% Class B         $125.78              --                --           --          (44.87)%
         All contract charges                               --          40,142        $  617,520         1.63%             --
  2007   Lowest contract charge 0.50% Class B          $358.57              --                --           --            2.96
         Highest contract charge 1.90% Class B         $228.16              --                --           --            1.51
         All contract charges                                           41,874        $1,221,553         0.97%             --
  2006   Lowest contract charge 0.50% Class B          $348.26              --                --           --           10.14
         Highest contract charge 1.90% Class B         $224.77              --                --           --            8.59
         All contract charges                               --          44,440        $1,355,393         1.20%             --
EQ/CORE BOND INDEX (m)
----------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B          $ 15.47              --                --           --           5.24 %
         Highest contract charge 1.90% Class B         $ 12.87              --                --           --           3.79 %
         All contract charges                               --          94,923        $1,102,809         2.24%             --
  2009   Lowest contract charge 0.50% Class B          $ 14.70              --                --           --            2.17%
         Highest contract charge 1.90% Class B         $ 12.40              --                --           --            0.76%
         All contract charges                               --          89,630        $1,013,962         2.61%             --
  2008   Lowest contract charge 0.50% Class B          $ 14.39              --                --           --           (9.38)%
         Highest contract charge 1.90% Class B         $ 12.31              --                --           --          (10.67)%
         All contract charges                               --          80,413        $  913,345         4.06%             --
  2007   Lowest contract charge 0.50% Class B          $ 15.88              --                --           --            2.58%
         Highest contract charge 1.90% Class B         $ 13.78              --                --           --            1.10%
         All contract charges                               --          99,922        $1,271,392         4.32%             --
  2006   Lowest contract charge 0.50% Class B          $ 15.48              --                --           --            3.54%
         Highest contract charge 1.90% Class B         $ 13.63              --                --           --            2.09%
         All contract charges                               --          99,116        $1,260,924         4.37%             --
EQ/DAVIS NEW YORK VENTURE
-------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)      $ 11.37              --                --           --           10.60%
         Highest contract charge 1.70% Class A (r)     $ 11.31              --                --           --           10.13%
         All contract charges                               --             348        $    3,958         0.81%             --
  2009   Lowest contract charge 1.30% Class A (r)      $ 10.28              --                --           --            1.48%
         Highest contract charge 1.70% Class A (r)     $ 10.27              --                --           --            1.48%
         All contract charges                               --              --        $        7         1.73%             --
EQ/DAVIS NEW YORK VENTURE
-------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B (a)      $  9.97              --                --           --           11.27%
         Highest contract charge 1.90% Class B (a)     $  9.38              --                --           --            9.71%
         All contract charges                               --          37,420        $  357,290         0.81%             --
  2009   Lowest contract charge 0.50% Class B (a)      $  8.96              --                --           --           32.03%
         Highest contract charge 1.90% Class B (a)     $  8.55              --                --           --           30.18%
         All contract charges                               --          39,080        $  338,925         1.73%             --

                                     FSA-131

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                               YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                                   UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                      UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                     ------------ ------------------- ------------ ---------------- -------------
EQ/DAVIS NEW YORK VENTURE (CONTINUED)
-------------------------------------
  2008   Lowest contract charge 0.50% Class B (a)       $ 6.79               --                 --         --         (39.54)%
         Highest contract charge 1.90% Class B (a)      $ 6.57               --                 --         --         (40.38)%
         All contract charges                               --           36,597         $  242,910       0.62%            --
  2007   Lowest contract charge 0.50% Class B (a)       $11.23               --                 --         --           3.22%
         Highest contract charge 1.90% Class B (a)      $11.02               --                 --         --           1.75%
         All contract charges                                            24,733         $  273,949       0.62%            --
  2006   Lowest contract charge 0.50% Class B (a)       $10.88               --                 --         --           8.76%
         Highest contract charge 1.90% Class B (a)      $10.83               --                 --         --           8.29%
         All contract charges                               --            5,631         $   61,054       0.75%            --
EQ/EQUITY 500 INDEX
-------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)       $11.61               --                 --         --          13.16%
         Highest contract charge 1.70% Class A (r)      $11.56               --                 --         --          12.67%
         All contract charges                               --              501         $    5,807       1.43%            --
  2009   Lowest contract charge 1.30% Class A (r)       $10.26               --                 --         --           0.10%
         Highest contract charge 1.70% Class A (r)      $10.26               --                 --         --           0.10%
         All contract charges                               --                3         $       34       1.96%            --
EQ/EQUITY 500 INDEX
-------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B           $31.06               --                 --         --          13.81%
         Highest contract charge 1.90% Class B          $24.47               --                 --         --          12.20%
         All contract charges                               --           73,975         $1,249,931       1.43%            --
  2009   Lowest contract charge 0.50% Class B           $27.29               --                 --         --          25.25%
         Highest contract charge 1.90% Class B          $21.81               --                 --         --          23.48%
         All contract charges                               --           75,725         $1,151,603       1.96%            --
  2008   Lowest contract charge 0.50% Class B           $21.79               --                 --         --         (37.64)%
         Highest contract charge 1.90% Class B          $17.66               --                 --         --         (38.51)%
         All contract charges                               --           71,841         $  912,729       1.72%            --
  2007   Lowest contract charge 0.50% Class B           $34.94               --                 --         --           4.42%
         Highest contract charge 1.90% Class B          $28.72               --                 --         --           2.94%
         All contract charges                                            74,013         $1,576,822       1.31%            --
  2006   Lowest contract charge 0.50% Class B           $33.46               --                 --         --          14.52%
         Highest contract charge 1.90% Class B          $27.90               --                 --         --          12.91%
         All contract charges                               --           76,302         $1,640,567       1.54%            --
EQ/EQUITY GROWTH PLUS
---------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B           $16.92               --                 --         --          14.71%
         Highest contract charge 1.90% Class B          $14.82               --                 --         --          13.04%
         All contract charges                               --           93,768         $1,288,091       0.28%            --
  2009   Lowest contract charge 0.50% Class B           $14.75               --                 --         --          27.15%
         Highest contract charge 1.90% Class B          $13.11               --                 --         --          25.42%
         All contract charges                               --          108,738         $1,316,635       0.85%            --
  2008   Lowest contract charge 0.50% Class B           $11.60               --                 --         --         (40.57)%
         Highest contract charge 1.90% Class B          $10.45               --                 --         --         (41.46)%
         All contract charges                               --          118,651         $1,143,520       0.95%            --
  2007   Lowest contract charge 0.50% Class B           $19.52               --                 --         --          13.49%
         Highest contract charge 1.90% Class B          $17.85               --                 --         --          11.91%
         All contract charges                                           115,724         $1,909,092       0.18%            --
  2006   Lowest contract charge 0.50% Class B           $17.20               --                 --         --           8.78%
         Highest contract charge 1.90% Class B          $15.95               --                 --         --           7.25%
         All contract charges                               --          110,995         $1,644,626       0.73%            --

                                     FSA-132

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                               YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                                   UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                      UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                     ------------ ------------------- ------------ ---------------- -------------
EQ/FRANKLIN CORE BALANCED
-------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)      $11.33                --                --          --           10.11%
         Highest contract charge 1.70% Class A (r)     $11.28                --                --          --            9.73%
         All contract charges                              --                62        $      703        2.96%             --
  2009   Lowest contract charge 1.30% Class A (r)      $10.29                --                --          --            0.29%
         Highest contract charge 1.70% Class A (r)     $10.28                --                --          --            0.19%
         All contract charges                              --                --                --        5.95%             --
EQ/FRANKLIN CORE BALANCED
-------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B (a)      $10.36                --                --          --           10.68%
         Highest contract charge 1.90% Class B (a)     $ 9.75                --                --          --            9.18%
         All contract charges                              --            54,951        $  545,194        2.96%             --
  2009   Lowest contract charge 0.50% Class B (a)      $ 9.36                --                --          --           29.97%
         Highest contract charge 1.90% Class B (a)     $ 8.93                --                --          --           28.10%
         All contract charges                              --            65,970        $  596,850        5.95%             --
  2008   Lowest contract charge 0.50% Class B (a)      $ 7.20                --                --          --          (32.20)%
         Highest contract charge 1.90% Class B (a)     $ 6.97                --                --          --          (33.11)%
         All contract charges                              --            60,463        $  425,663        6.36%             --
  2007   Lowest contract charge 0.50% Class B (a)      $10.62                --                --          --            1.53%
         Highest contract charge 1.90% Class B (a)     $10.42                --                --          --            0.10%
         All contract charges                                            57,439        $  601,803        4.16%             --
  2006   Lowest contract charge 0.50% Class B (a)      $10.46                --                --          --            4.56%
         Highest contract charge 1.90% Class B (a)     $10.41                --                --          --            4.11%
         All contract charges                              --            12,757        $  132,983        2.34%             --
EQ/FRANKLIN TEMPLETON ALLOCATION (f)
------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)      $11.17                --                --          --            9.19%
         Highest contract charge 1.70% Class A (r)     $11.12                --                --          --            8.70%
         All contract charges                              --                40        $      455        1.99%             --
  2009   Lowest contract charge 1.30% Class A (r)      $10.23                --                --          --            0.29%
         Highest contract charge 1.70% Class A (r)     $10.23                --                --          --            0.29%
         All contract charges                              --                --        $        2        2.46%             --
EQ/FRANKLIN TEMPLETON ALLOCATION (f)
------------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B (f)      $ 8.43                --                --          --            9.77%
         Highest contract charge 1.90% Class B (f)     $ 8.01                --                --          --            8.24%
         All contract charges                              --           169,484        $1,377,768        1.99%             --
  2009   Lowest contract charge 0.50% Class B (f)      $ 7.68                --                --          --           27.78%
         Highest contract charge 1.90% Class B (f)     $ 7.40                --                --          --           26.04%
         All contract charges                              --           179,402        $1,341,290        2.46%             --
  2008   Lowest contract charge 0.50% Class B (f)      $ 6.01                --                --          --          (37.20)%
         Highest contract charge 1.90% Class B (f)     $ 5.87                --                --          --          (38.08)%
         All contract charges                              --           168,583        $  996,068        5.08%             --
  2007   Lowest contract charge 0.50% Class B (f)      $ 9.57                --                --          --           (4.30)%
         Highest contract charge 1.90% Class B (f)     $ 9.48                --                --          --           (5.20)%
         All contract charges                              --            83,451        $  793,251        2.63%             --
EQ/GAMCO MERGERS & ACQUISITIONS
-------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)      $11.05                --                --          --            8.55%
         Highest contract charge 1.70% Class A (r)     $10.99                --                --          --            7.96%
         All contract charges                              --               163        $    1,798        0.00%
  2009   Lowest contract charge 1.30% Class A (r)      $10.18                --                --          --            0.69%
         Highest contract charge 1.70% Class A (r)     $10.18                --                --          --            0.69%
         All contract charges                              --                --                --        0.00%             --

                                     FSA-133

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                               YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                                   UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                      UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                     ------------ ------------------- ------------ ---------------- -------------
EQ/GAMCO MERGERS & ACQUISITIONS
-------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B          $13.17              --                 --           --            9.02%
         Highest contract charge 1.90% Class B         $12.16              --                 --           --            7.61%
         All contract charges                              --          14,455           $179,603         0.00%             --
  2009   Lowest contract charge 0.50% Class B          $12.08              --                 --           --           16.01%
         Highest contract charge 1.90% Class B         $11.30              --                 --           --           14.41%
         All contract charges                              --          11,998           $137,992         0.00%             --
  2008   Lowest contract charge 0.50% Class B          $10.41              --                 --           --          (14.25)%
         Highest contract charge 1.90% Class B         $ 9.88              --                 --           --          (15.48)%
         All contract charges                              --          11,081           $111,017         0.50%             --
  2007   Lowest contract charge 0.50% Class B          $12.14              --                 --           --            2.97%
         Highest contract charge 1.90% Class B         $11.69              --                 --           --            1.48%
         All contract charges                              --          11,173           $131,859         0.78%             --
  2006   Lowest contract charge 0.50% Class B          $11.79              --                 --           --           11.65%
         Highest contract charge 1.90% Class B         $11.52              --                 --           --           10.08%
         All contract charges                              --           7,462           $ 86,530         6.34%             --
EQ/GAMCO SMALL COMPANY VALUE
----------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)      $13.89              --                 --           --           31.16%
         Highest contract charge 1.70% Class A (r)     $13.83              --                 --           --           30.72%
         All contract charges                              --           1,235           $ 17,130         0.37%             --
  2009   Lowest contract charge 1.30% Class A (r)      $10.59              --                 --           --            1.53%
         Highest contract charge 1.70% Class A (r)     $10.58              --                 --           --            1.44%
         All contract charges                              --               2           $     23         0.44%             --
EQ/GAMCO SMALL COMPANY VALUE
----------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B          $44.89              --                 --           --           31.99%
         Highest contract charge 1.90% Class B         $32.67              --                 --           --           30.11%
         All contract charges                              --          22,302           $855,090         0.37%             --
  2009   Lowest contract charge 0.50% Class B          $34.01              --                 --           --           40.72%
         Highest contract charge 1.90% Class B         $25.11              --                 --           --           38.78%
         All contract charges                              --          21,145           $619,879         0.44%             --
  2008   Lowest contract charge 0.50% Class B          $24.17              --                 --           --          (30.98)%
         Highest contract charge 1.90% Class B         $18.09              --                 --           --          (31.99)%
         All contract charges                              --          18,794           $392,717         0.61%             --
  2007   Lowest contract charge 0.50% Class B          $35.02              --                 --           --            8.72%
         Highest contract charge 1.90% Class B         $26.60              --                 --           --            7.21%
         All contract charges                                          15,674           $470,454         0.52%             --
  2006   Lowest contract charge 0.50% Class B          $32.21              --                 --           --           18.24%
         Highest contract charge 1.90% Class B         $24.81              --                 --           --           16.58%
         All contract charges                              --           8,969           $243,842         1.60%             --
EQ/GLOBAL BOND PLUS
-------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)      $10.36              --                 --           --            5.18 %
         Highest contract charge 1.70% Class A (r)     $10.31              --                 --           --            4.67 %
         All contract charges                              --             140           $  1,442         2.92%             --
  2009   Lowest contract charge 1.30% Class A (r)      $ 9.85              --                 --           --           (1.70)%
         Highest contract charge 1.70% Class A (r)     $ 9.85              --                 --           --           (1.70)%
         All contract charges                              --               2           $     15         0.80%             --
EQ/GLOBAL BOND PLUS
-------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B          $12.43              --                 --           --            5.79%
         Highest contract charge 1.90% Class B         $11.54              --                 --           --            4.25%
         All contract charges                              --          40,077           $473,013         2.92%             --

                                     FSA-134

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                               YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                                   UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                      UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                     ------------ ------------------- ------------ ---------------- -------------
EQ/GLOBAL BOND PLUS (CONTINUED)
-------------------------------
  2009   Lowest contract charge 0.50% Class B          $ 11.75               --                --          --           1.49%
         Highest contract charge 1.90% Class B         $ 11.07               --                --          --           0.07%
         All contract charges                               --           36,747        $  414,061        0.80%            --
  2008   Lowest contract charge 0.50% Class B          $ 11.58               --                --          --           5.95%
         Highest contract charge 1.90% Class B         $ 11.06               --                --          --           4.44%
         All contract charges                               --           36,828        $  413,319       19.53%            --
  2007   Lowest contract charge 0.50% Class B          $ 10.93               --                --          --           8.76%
         Highest contract charge 1.90% Class B         $ 10.59               --                --          --           7.19%
         All contract charges                                            18,195        $  194,602        3.41%            --
  2006   Lowest contract charge 0.50% Class B          $ 10.05               --                --          --           2.90%
         Highest contract charge 1.90% Class B         $  9.88               --                --          --           1.46%
         All contract charges                               --            8,137        $   80,817        0.43%            --
EQ/GLOBAL MULTI-SECTOR EQUITY
-----------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)      $ 11.20               --                --          --          10.24%
         Highest contract charge 1.70% Class A (r)     $ 11.15               --                --          --           9.74%
         All contract charges                               --              174        $    1,953        1.10%            --
  2009   Lowest contract charge 1.30% Class A (r)      $ 10.16               --                --          --          (0.10)%
         Highest contract charge 1.70% Class A (r)     $ 10.16               --                --          --           0.00%
         All contract charges                               --                2        $       29        1.33%            --
EQ/GLOBAL MULTI-SECTOR EQUITY
-----------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B          $ 20.28               --                --          --          10.88%
         Highest contract charge 1.90% Class B         $ 16.78               --                --          --           9.32%
         All contract charges                               --           53,486        $1,134,438        1.10%            --
  2009   Lowest contract charge 0.50% Class B          $ 18.29               --                --          --          49.30%
         Highest contract charge 1.90% Class B         $ 15.35               --                --          --          47.16%
         All contract charges                               --           58,787        $1,130,770        1.33%            --
  2008   Lowest contract charge 0.50% Class B          $ 12.25               --                --          --         (57.55)%
         Highest contract charge 1.90% Class B         $ 10.43               --                --          --         (58.15)%
         All contract charges                               --           53,574        $  696,118        0.15%            --
  2007   Lowest contract charge 0.50% Class B          $ 28.86               --                --          --          41.26%
         Highest contract charge 1.90% Class B         $ 24.92               --                --          --          39.30%
         All contract charges                                            53,185        $1,627,247        0.00%            --
  2006   Lowest contract charge 0.50% Class B          $ 20.43               --                --          --          36.37%
         Highest contract charge 1.90% Class B         $ 17.89               --                --          --          34.46%
         All contract charges                               --           47,631        $1,034,450        0.45%            --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B          $ 23.97               --                --          --           3.72%
         Highest contract charge 1.90% Class B         $ 18.12               --                --          --           2.26%
         All contract charges                               --           28,642        $  391,601        1.22%            --
  2009   Lowest contract charge 0.50% Class B          $ 23.11               --                --          --          (2.76)%
         Highest contract charge 1.90% Class B         $ 17.72               --                --          --          (4.11)%
         All contract charges                               --           26,434        $  369,725        1.00%            --
  2008   Lowest contract charge 0.50% Class B          $ 23.77               --                --          --           3.08%
         Highest contract charge 1.90% Class B         $ 18.48               --                --          --           1.59%
         All contract charges                               --           26,853        $  401,655        3.71%            --
  2007   Lowest contract charge 0.50% Class B          $ 23.06               --                --          --           6.32%
         Highest contract charge 1.90% Class B         $ 18.19               --                --          --           4.84%
         All contract charges                               --           18,561        $  296,887        4.29%            --
  2006   Lowest contract charge 0.50% Class B          $ 21.69               --                --          --           2.61%
         Highest contract charge 1.90% Class B         $ 17.35               --                --          --           1.17%
         All contract charges                               --           18,923        $  295,751        3.88%            --

                                     FSA-135

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------------------
                                                                    UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                       UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                      ------------ ------------------- ------------ ---------------- -------------
EQ/INTERNATIONAL CORE PLUS
--------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)        $10.88              --                 --           --          8.04%
         Highest contract charge 1.70% Class A (r)       $10.83              --                 --           --          7.55%
         All contract charges                                --             189         $    2,052         1.80%           --
  2009   Lowest contract charge 1.30% Class A (r)        $10.07              --                 --           --          0.00%
         Highest contract charge 1.70% Class A (r)       $10.07              --                 --           --          0.10%
         All contract charges                                --              --                 --         3.14%           --
EQ/INTERNATIONAL CORE PLUS
--------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B            $14.28              --                 --           --          8.68%
         Highest contract charge 1.90% Class B           $12.10              --                 --           --          7.17%
         All contract charges                                --          56,037         $  784,792         1.80%           --
  2009   Lowest contract charge 0.50% Class B            $13.14              --                 --           --         34.62%
         Highest contract charge 1.90% Class B           $11.29              --                 --           --         32.72%
         All contract charges                                --          59,216         $  769,256         3.14%           --
  2008   Lowest contract charge 0.50% Class B            $ 9.76              --                 --           --        (45.11)%
         Highest contract charge 1.90% Class B           $ 8.51              --                 --           --        (45.90)%
         All contract charges                                --          57,050         $  554,312         1.49%           --
  2007   Lowest contract charge 0.50% Class B            $17.78              --                 --           --         14.64%
         Highest contract charge 1.90% Class B           $15.73              --                 --           --         13.08%
         All contract charges                                            57,566         $1,024,304         0.39%           --
  2006   Lowest contract charge 0.50% Class B            $15.51              --                 --           --         18.65%
         Highest contract charge 1.90% Class B           $13.91              --                 --           --         16.99%
         All contract charges                                --          62,676         $  973,881         1.38%           --
EQ/INTERNATIONAL ETF
--------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r) (t)    $10.63              --                 --           --          6.30%
         Highest contract charge 1.70% Class A (r) (t)   $10.58              --                 --           --          5.91%
         All contract charges                                --             125         $    1,330         2.43%           --
EQ/INTERNATIONAL GROWTH
-----------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)        $11.58              --                 --           --         13.75%
         Highest contract charge 1.70% Class A (r)       $11.53              --                 --           --         13.26%
         All contract charges                                --             126         $    1,453         0.98%           --
  2009   Lowest contract charge 1.30% Class A (r)        $10.18              --                 --           --          0.30%
         Highest contract charge 1.70% Class A (r)       $10.18              --                 --           --          0.39%
         All contract charges                                --              --         $        3         1.27%           --
EQ/INTERNATIONAL GROWTH
-----------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B            $15.51              --                 --           --         14.38%
         Highest contract charge 1.90% Class B           $14.32              --                 --           --         12.76%
         All contract charges                                --          30,667         $  376,915         0.98%           --
  2009   Lowest contract charge 0.50% Class B            $13.56              --                 --           --         36.59%
         Highest contract charge 1.90% Class B           $12.70              --                 --           --         34.63%
         All contract charges                                --          25,119         $  272,003         1.27%           --
  2008   Lowest contract charge 0.50% Class B            $ 9.93              --                 --           --        (40.61)%
         Highest contract charge 1.90% Class B           $ 9.43              --                 --           --        (41.43)%
         All contract charges                                --          20,631         $  168,007         0.99%           --
  2007   Lowest contract charge 0.50% Class B            $16.72              --                 --           --         15.63%
         Highest contract charge 1.90% Class B           $16.10              --                 --           --         14.02%
         All contract charges                                            16,401         $  237,725         0.72%           --
  2006   Lowest contract charge 0.50% Class B            $14.46              --                 --           --         25.01%
         Highest contract charge 1.90% Class B           $14.12              --                 --           --         23.26%
         All contract charges                                --           6,096         $   83,819         1.21%           --

                                     FSA-136

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------------------
                                                                    UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                       UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                      ------------ ------------------- ------------ ---------------- -------------
EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)       $11.41              --               --            --           11.21%
         Highest contract charge 1.70% Class A (r)      $11.35              --               --            --           10.62%
         All contract charges                               --             163         $  1,852          1.32%             --
  2009   Lowest contract charge 1.30% Class A (r)       $10.26              --               --            --            0.00%
         Highest contract charge 1.70% Class A (r)      $10.26              --               --            --            0.10%
         All contract charges                               --              --               --          1.48%             --
EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B           $15.13              --               --            --           11.74%
         Highest contract charge 1.90% Class B          $12.47              --               --            --           10.26%
         All contract charges                               --          21,596         $279,401          1.32%             --
  2009   Lowest contract charge 0.50% Class B           $13.54              --               --            --           31.69%
         Highest contract charge 1.90% Class B          $11.31              --               --            --           29.73%
         All contract charges                               --          22,028         $258,292          1.48%             --
  2008   Lowest contract charge 0.50% Class B           $10.28              --               --            --          (40.09)%
         Highest contract charge 1.90% Class B          $ 8.72              --               --            --          (40.88)%
         All contract charges                               --          23,322         $210,531          1.78%             --
  2007   Lowest contract charge 0.50% Class B           $17.16              --               --            --           (1.72)%
         Highest contract charge 1.90% Class B          $14.75              --               --            --           (3.09)%
         All contract charges                                           27,538         $419,788          1.32%             --
  2006   Lowest contract charge 0.50% Class B           $17.46              --               --            --           19.78%
         Highest contract charge 1.90% Class B          $15.22              --               --            --           18.10%
         All contract charges                               --          31,332         $492,862          4.27%             --
EQ/LARGE CAP CORE PLUS
----------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B           $10.43              --               --            --           13.62%
         Highest contract charge 1.90% Class B          $ 8.80              --               --            --           11.96%
         All contract charges                               --          15,828         $158,846          1.00%             --
  2009   Lowest contract charge 0.50% Class B           $ 9.18              --               --            --           25.95%
         Highest contract charge 1.90% Class B          $ 7.86              --               --            --           24.11%
         All contract charges                               --          17,342         $153,764          4.38%             --
  2008   Lowest contract charge 0.50% Class B           $ 7.29              --               --            --          (37.75)%
         Highest contract charge 1.90% Class B          $ 6.33              --               --            --          (38.60)%
         All contract charges                               --          18,391         $129,337          0.34%             --
  2007   Lowest contract charge 0.50% Class B           $11.71              --               --            --            3.35%
         Highest contract charge 1.90% Class B          $10.31              --               --            --            1.88%
         All contract charges                               --          21,585         $243,826          1.14%             --
  2006   Lowest contract charge 0.50% Class B           $11.33              --               --            --           12.38%
         Highest contract charge 1.90% Class B          $10.12              --               --            --           10.80%
         All contract charges                               --          26,152         $286,441          0.84%             --
EQ/LARGE CAP GROWTH INDEX
-------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)       $11.92              --               --            --           14.73%
         Highest contract charge 1.70% Class A (r)      $11.86              --               --            --           14.26%
         All contract charges                               --             155         $  1,848          0.97%             --
  2009   Lowest contract charge 1.30% Class A (r)       $10.39              --               --            --            0.97%
         Highest contract charge 1.70% Class A (r)      $10.38              --               --            --            0.97%
         All contract charges                               --              --               --          2.14%             --
EQ/LARGE CAP GROWTH INDEX
-------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B           $ 8.40              --               --            --           15.38%
         Highest contract charge 1.90% Class B          $ 7.12              --               --            --           13.74%
         All contract charges                               --          36,002         $332,558          0.97%             --

                                     FSA-137

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------------------
                                                                    UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                       UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                      ------------ ------------------- ------------ ---------------- -------------
EQ/LARGE CAP GROWTH INDEX (CONTINUED)
-------------------------------------
  2009   Lowest contract charge 0.50% Class B           $ 7.28                --              --            --           35.53%
         Highest contract charge 1.90% Class B          $ 6.26                --              --            --           33.67%
         All contract charges                               --            39,652        $317,224          2.14%             --
  2008   Lowest contract charge 0.50% Class B           $ 5.37                --              --            --          (36.60)%
         Highest contract charge 1.90% Class B          $ 4.68                --              --            --          (37.52)%
         All contract charges                               --            41,922        $248,887          0.14%             --
  2007   Lowest contract charge 0.50% Class B           $ 8.47                --              --            --           13.39%
         Highest contract charge 1.90% Class B          $ 7.49                --              --            --           11.79%
         All contract charges                               --            45,255        $411,124            --              --
  2006   Lowest contract charge 0.50% Class B           $ 7.47                --              --            --           (1.04)%
         Highest contract charge 1.90% Class B          $ 6.70                --              --            --           (2.43)%
         All contract charges                               --            49,049        $384,363            --              --
EQ/LARGE CAP GROWTH PLUS
------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)       $11.60                --              --            --           12.84%
         Highest contract charge 1.70% Class A (r)      $11.55                --              --            --           12.46%
         All contract charges                               --                79        $    909          0.38%             --
  2009   Lowest contract charge 1.30% Class A (r)       $10.28                --              --            --            0.69%
         Highest contract charge 1.70% Class A (r)      $10.27                --              --            --            0.59%
         All contract charges                               --                --              --          1.31%             --
EQ/LARGE CAP GROWTH PLUS
------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B           $17.71                --              --            --           13.89%
         Highest contract charge 1.90% Class B          $14.59                --              --            --           12.23%
         All contract charges                               --            17,859        $261,108          0.38%             --
  2009   Lowest contract charge 0.50% Class B           $15.55                --              --            --           34.19%
         Highest contract charge 1.90% Class B          $13.00                --              --            --           32.35%
         All contract charges                               --            19,454        $252,641          1.31%             --
  2008   Lowest contract charge 0.50% Class B           $11.59                --              --            --          (38.55)%
         Highest contract charge 1.90% Class B          $ 9.82                --              --            --          (39.42)%
         All contract charges                               --            19,719        $193,193          0.11%             --
  2007   Lowest contract charge 0.50% Class B           $18.86                --              --            --           15.07%
         Highest contract charge 1.90% Class B          $16.21                --              --            --           13.36%
         All contract charges                                             22,503        $363,276          0.41%             --
  2006   Lowest contract charge 0.50% Class B           $16.39                --              --            --            7.24%
         Highest contract charge 1.90% Class B          $14.30                --              --            --            5.74%
         All contract charges                               --            18,659        $269,728            --              --
EQ/LARGE CAP VALUE INDEX
------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)       $11.62                --              --            --           13.48%
         Highest contract charge 1.70% Class A (r)      $11.56                --              --            --           12.89%
         All contract charges                               --                82        $    948          1.54%             --
  2009   Lowest contract charge 1.30% Class A (r)       $10.24                --              --            --           (0.10)%
         Highest contract charge 1.70% Class A (r)      $10.24                --              --            --            0.00%
         All contract charges                               --                --              --          9.15%             --
EQ/LARGE CAP VALUE INDEX
------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B           $ 6.18                --              --            --           14.02%
         Highest contract charge 1.90% Class B          $ 5.74                --              --            --           12.55%
         All contract charges                               --            20,149        $118,119          1.54%             --
  2009   Lowest contract charge 0.50% Class B           $ 5.42                --              --            --           18.55%
         Highest contract charge 1.90% Class B          $ 5.10                --              --            --           17.01%
         All contract charges                               --            19,764        $102,573          9.15%             --

                                     FSA-138

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------------------
                                                                    UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                       UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                      ------------ ------------------- ------------ ---------------- -------------
EQ/LARGE CAP VALUE INDEX (CONTINUED)
------------------------------------
  2008   Lowest contract charge 0.50% Class B           $ 4.57              --                  --          --         (56.93)%
         Highest contract charge 1.90% Class B          $ 4.36              --                  --          --         (57.59)%
         All contract charges                               --          16,998          $   75,141        1.37%            --
  2007   Lowest contract charge 0.50% Class B           $10.61                                                          (6.35)%
         Highest contract charge 1.90% Class B          $10.28              --                  --          --          (7.72)%
         All contract charges                               --          17,409          $  180,500        0.00%            --
  2006   Lowest contract charge 0.50% Class B           $11.33              --                  --          --            6.30%
         Highest contract charge 1.90% Class B          $11.14              --                  --          --            4.81%
         All contract charges                               --          15,831          $  177,206        0.05%            --
EQ/LARGE CAP VALUE PLUS (e)
---------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)       $11.41              --                  --          --           11.43%
         Highest contract charge 1.70% Class A (r)      $11.36              --                  --          --           11.05%
         All contract charges                               --             102          $    1,161        1.13%             --
  2009   Lowest contract charge 1.30% Class A (r)       $10.24              --                  --          --            0.00%
         Highest contract charge 1.70% Class A (r)      $10.23              --                  --          --           (0.10)%
         All contract charges                               --              --                  --        2.14%             --
EQ/LARGE CAP VALUE PLUS (e)
---------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B           $13.95              --                  --          --           12.14%
         Highest contract charge 1.90% Class B          $11.60              --                  --          --           10.48%
         All contract charges                               --         102,373          $1,167,606        1.13%             --
  2009   Lowest contract charge 0.50% Class B           $12.44              --                  --          --           19.87%
         Highest contract charge 1.90% Class B          $10.50              --                  --          --           18.20%
         All contract charges                               --         114,911          $1,181,003        2.14%             --
  2008   Lowest contract charge 0.50% Class B           $10.38              --                  --          --          (43.62)%
         Highest contract charge 1.90% Class B          $ 8.88              --                  --          --          (44.43)%
         All contract charges                               --         128,632          $1,114,977        2.84%             --
  2007   Lowest contract charge 0.50% Class B           $18.41              --                  --          --           (5.05)%
         Highest contract charge 1.90% Class B          $15.98              --                  --          --           (6.39)%
         All contract charges                               --         150,945          $2,349,958        1.61%             --
  2006   Lowest contract charge 0.50% Class B           $19.39              --                  --          --           20.78%
         Highest contract charge 1.90% Class B          $17.07              --                  --          --           19.09%
         All contract charges                               --         110,933          $1,850,638        1.64%             --
EQ/LORD ABBETT GROWTH AND INCOME
--------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B           $11.10              --                  --          --           16.97%
         Highest contract charge 1.90% Class B          $10.24              --                  --          --           15.19%
         All contract charges                               --          15,108          $  158,531        0.49%             --
  2009   Lowest contract charge 0.50% Class B           $ 9.49              --                  --          --           17.49%
         Highest contract charge 1.90% Class B          $ 8.89              --                  --          --           15.84%
         All contract charges                               --          12,954          $  117,413        0.74%             --
  2008   Lowest contract charge 0.50% Class B           $ 8.08              --                  --          --          (36.88)%
         Highest contract charge 1.90% Class B          $ 7.67              --                  --          --          (37.74)%
         All contract charges                               --          12,007          $   93,540        1.55%             --
  2007   Lowest contract charge 0.50% Class B           $12.80              --                  --          --            2.98%
         Highest contract charge 1.90% Class B          $12.32              --                  --          --            1.48%
         All contract charges                               --          11,815          $  147,275        1.13%             --
  2006   Lowest contract charge 0.50% Class B           $12.43              --                  --          --           16.63%
         Highest contract charge 1.90% Class B          $12.14              --                  --          --           14.99%
         All contract charges                               --          11,071          $  135,386        1.21%             --

                                     FSA-139

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------------------
                                                                    UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                       UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                      ------------ ------------------- ------------ ---------------- -------------
EQ/LORD ABBETT LARGE CAP CORE
-----------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B            $12.76             --                 --         --           13.42%
         Highest contract charge 1.90% Class B           $11.77             --                 --         --           11.78%
         All contract charges                                --         15,873         $  191,761       0.39%             --
  2009   Lowest contract charge 0.50% Class B            $11.25             --                 --         --           24.86%
         Highest contract charge 1.90% Class B           $10.53             --                 --         --           23.16%
         All contract charges                                --         14,412         $  154,971       0.68%             --
  2008   Lowest contract charge 0.50% Class B            $ 9.01             --                 --         --          (31.27)%
         Highest contract charge 1.90% Class B           $ 8.55             --                 --         --          (32.30)%
         All contract charges                                --          9,794         $   85,138       1.16%             --
  2007   Lowest contract charge 0.50% Class B            $13.11             --                 --         --           10.08%
         Highest contract charge 1.90% Class B           $12.63             --                 --         --            8.60%
         All contract charges                                            6,105         $   78,014       0.80%             --
  2006   Lowest contract charge 0.50% Class B            $11.91             --                 --         --           12.13%
         Highest contract charge 1.90% Class B           $11.63             --                 --         --           10.56%
         All contract charges                                --          4,229         $   49,544       1.21%             --
EQ/MID CAP INDEX
----------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)        $13.07             --                 --         --           24.36%
         Highest contract charge 1.70% Class A (r)       $13.01             --                 --         --           23.90%
         All contract charges                                --            185         $    2,418       0.74%             --
  2009   Lowest contract charge 1.30% Class A (r)        $10.51             --                 --         --            1.45%
         Highest contract charge 1.70% Class A (r)       $10.50             --                 --         --            1.45%
         All contract charges                                --             --                 --       1.09%             --
EQ/MID CAP INDEX
----------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B            $12.49             --                 --         --           25.03%
         Highest contract charge 1.90% Class B           $10.79             --                 --         --           23.31%
         All contract charges                                --         59,447         $  732,139       0.74%             --
  2009   Lowest contract charge 0.50% Class B            $ 9.99             --                 --         --           35.67%
         Highest contract charge 1.90% Class B           $ 8.75             --                 --         --           33.76%
         All contract charges                                --         65,727         $  652,650       1.09%             --
  2008   Lowest contract charge 0.50% Class B            $ 7.36             --                 --         --          (49.55)%
         Highest contract charge 1.90% Class B           $ 6.54             --                 --         --          (50.27)%
         All contract charges                                --         67,946         $  500,886       0.89%             --
  2007   Lowest contract charge 0.50% Class B            $14.59             --                 --         --            7.44%
         Highest contract charge 1.90% Class B           $13.15             --                 --         --            5.96%
         All contract charges                                --         70,501         $1,035,525       0.00%             --
  2006   Lowest contract charge 0.50% Class B            $13.58             --                 --         --           10.97%
         Highest contract charge 1.90% Class B           $12.41             --                 --         --            9.41%
         All contract charges                                --         72,246         $  989,519       3.28%             --
EQ/MID CAP VALUE PLUS (g) (h) (i)
---------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)        $12.71             --                 --         --           20.93%
         Highest contract charge 1.70% Class A (r)       $12.65             --                 --         --           20.48%
         All contract charges                                --             25         $      321       0.98%             --
  2009   Lowest contract charge 1.30% Class A (r)        $10.51             --                 --         --            1.06%
         Highest contract charge 1.70% Class A (r)       $10.50             --                 --         --            1.06%
         All contract charges                                --             --                 --       1.69%             --
EQ/MID CAP VALUE PLUS (g) (h) (i)
---------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B            $18.49             --                 --         --           21.81%
         Highest contract charge 1.90% Class B           $15.24             --                 --         --           20.19%
         All contract charges                                --         75,286         $1,136,423       0.98%             --

                                     FSA-140

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------------------
                                                                    UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                       UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                      ------------ ------------------- ------------ ---------------- -------------
EQ/MID CAP VALUE PLUS (g) (h) (i) (CONTINUED)
---------------------------------------------
  2009   Lowest contract charge 0.50% Class B           $15.18               --                 --          --           35.14%
         Highest contract charge 1.90% Class B          $12.68               --                 --          --           33.22%
         All contract charges                               --           88,122         $1,102,630        1.69%             --
  2008   Lowest contract charge 0.50% Class B           $11.23               --                 --          --          (39.85)%
         Highest contract charge 1.90% Class B          $ 9.52               --                 --          --          (40.69)%
         All contract charges                               --           41,940         $  400,022        1.38%             --
  2007   Lowest contract charge 0.50% Class B           $18.67               --                 --          --           (2.10)%
         Highest contract charge 1.90% Class B          $16.05               --                 --          --           (3.49)%
         All contract charges                               --           50,595         $  811,824        0.97%             --
  2006   Lowest contract charge 0.50% Class B           $19.07               --                 --          --           11.92%
         Highest contract charge 1.90% Class B          $16.63               --                 --          --           10.35%
         All contract charges                               --           57,023         $  948,678        0.31%             --
EQ/MONEY MARKET
---------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)       $ 9.87               --                 --          --           (1.20)%
         Highest contract charge 1.70% Class A (r)      $ 9.82               --                 --          --           (1.60)%
         All contract charges                               --            2,179         $   21,441        0.00%             --
  2009   Lowest contract charge 1.30% Class A (r)       $ 9.99               --                 --          --            0.00%
         Highest contract charge 1.70% Class A (r)      $ 9.98               --                 --          --           (0.10)%
         All contract charges                               --               22         $      215        0.00%             --
EQ/MONEY MARKET
---------------
         Unit Value 0.00% to 1.90%*
  2010   Lowest contract charge 0.00% Class B           $44.43               --                 --          --            0.00 %
         Highest contract charge 1.90% Class B          $25.25               --                 --          --           (1.90)%
         All contract charges                               --           65,197         $  653,462        0.00%             --
  2009   Lowest contract charge 0.00% Class B           $44.43               --                 --          --           (0.01)%
         Highest contract charge 1.90% Class B          $25.74               --                 --          --           (1.90)%
         All contract charges                               --           60,968         $  941,402          --              --
  2008   Lowest contract charge 0.00% Class B           $44.43               --                 --          --            2.11%
         Highest contract charge 1.90% Class B          $26.24               --                 --          --            0.15%
         All contract charges                               --           90,924         $1,493,712        1.93%             --
  2007   Lowest contract charge 0.00% Class B           $43.51               --                 --          --            4.72%
         Highest contract charge 1.90% Class B          $26.20               --                 --          --            2.70%
         All contract charges                               --           45,468         $  851,459        4.59%             --
  2006   Lowest contract charge 0.00% Class B           $41.55               --                 --          --            4.48%
         Highest contract charge 1.90% Class B          $25.51               --                 --          --            2.51%
         All contract charges                               --           33,332         $  612,694        4.41%             --
EQ/MONTAG & CALDWELL GROWTH
---------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)       $11.00               --                 --          --            7.00%
         Highest contract charge 1.70% Class A (r)      $10.95               --                 --          --            6.62%
         All contract charges                               --              458         $    5,029        0.56%             --
  2009   Lowest contract charge 1.30% Class A (r)       $10.28               --                 --          --            0.98%
         Highest contract charge 1.70% Class A (r)      $10.27               --                 --          --            0.98%
         All contract charges                               --                1         $        6        0.38%             --
EQ/MONTAG & CALDWELL GROWTH
---------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B           $ 5.87               --                 --          --            7.71%
         Highest contract charge 1.90% Class B          $ 4.95               --                 --          --            6.22%
         All contract charges                               --           38,121         $  169,152        0.56%             --
  2009   Lowest contract charge 0.50% Class B           $ 5.45               --                 --          --           29.18%
         Highest contract charge 1.90% Class B          $ 4.66               --                 --          --           27.29%
         All contract charges                               --           41,296         $  172,778        0.38%             --

                                     FSA-141

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------------------
                                                                    UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                       UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                      ------------ ------------------- ------------ ---------------- -------------
EQ/MONTAG & CALDWELL GROWTH (CONTINUED)
---------------------------------------
  2008   Lowest contract charge 0.50% Class B            $ 4.22              --                --          --          (33.23)%
         Highest contract charge 1.90% Class B           $ 3.66              --                --          --          (34.17)%
         All contract charges                                --          43,561          $143,894        0.26%             --
  2007   Lowest contract charge 0.50% Class B            $ 6.32              --                --          --           20.15%
         Highest contract charge 1.90% Class B           $ 5.56              --                --          --           18.55%
         All contract charges                                --          18,657          $100,498        0.37%             --
  2006   Lowest contract charge 0.50% Class B            $ 5.26              --                --          --            7.41%
         Highest contract charge 1.90% Class B           $ 4.69              --                --          --            5.90%
         All contract charges                                --           6,440          $ 30,006        0.21%             --
EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)        $13.36              --                --          --           30.85%
         Highest contract charge 1.70% Class A (r)       $13.30              --                --          --           30.39%
         All contract charges                                --             456          $  6,078        0.12%             --
  2009   Lowest contract charge 1.30% Class A (r)        $10.21              --                --          --            0.79%
         Highest contract charge 1.70% Class A (r)       $10.20              --                --          --            0.69%
         All contract charges                                --               3          $     23        0.00%             --
EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B            $17.77              --                --          --           31.63%
         Highest contract charge 1.90% Class B           $16.40              --                --          --           29.85%
         All contract charges                                --          36,207          $608,343        0.12%             --
  2009   Lowest contract charge 0.50% Class B            $13.50              --                --          --           56.21%
         Highest contract charge 1.90% Class B           $12.63              --                --          --           54.06%
         All contract charges                                --          31,529          $406,393        0.00%             --
  2008   Lowest contract charge 0.50% Class B            $ 8.64              --                --          --          (47.57)%
         Highest contract charge 1.90% Class B           $ 8.20              --                --          --          (48.33)%
         All contract charges                                --          25,257          $210,339        0.00%             --
  2007   Lowest contract charge 0.50% Class B            $16.48              --                --          --           21.80%
         Highest contract charge 1.90% Class B           $15.87              --                --          --           20.14%
         All contract charges                                --          19,555          $313,835        0.33%             --
  2006   Lowest contract charge 0.50% Class B            $13.53              --                --          --            8.71%
         Highest contract charge 1.90% Class B           $13.21              --                --          --            7.19%
         All contract charges                                --           8,738          $116,309        0.47%             --
EQ/MUTUAL LARGE CAP EQUITY
--------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)        $11.34              --                --          --           10.74%
         Highest contract charge 1.70% Class A (r)       $11.29              --                --          --           10.25%
         All contract charges                                --              47          $    529        1.81%             --
  2009   Lowest contract charge 1.30% Class A (r)        $10.24              --                --          --            0.49%
         Highest contract charge 1.70% Class A (r)       $10.24              --                --          --            0.49%
         All contract charges                                --              --                --        0.18%            --
EQ/MUTUAL LARGE CAP EQUITY
--------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B (a)        $ 9.28              --                --          --           11.40%
         Highest contract charge 1.90% Class B (a)       $ 8.73              --                --          --            9.81%
         All contract charges                                --          25,932          $230,267        1.81%             --
  2009   Lowest contract charge 0.50% Class B (a)        $ 8.33              --                --          --           24.48%
         Highest contract charge 1.90% Class B (a)       $ 7.95              --                --          --           22.81%
         All contract charges                                --          29,595          $238,330        0.18%             --
  2008   Lowest contract charge 0.50% Class B (a)        $ 6.69              --                --          --          (38.40)%
         Highest contract charge 1.90% Class B (a)       $ 6.47              --                --          --          (39.31)%
         All contract charges                                --          31,398          $205,168        3.61%             --

                                     FSA-142

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                    ----------------------------------------------------------------------------
                                                                  UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                     UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                    ------------ ------------------- ------------ ---------------- -------------
EQ/MUTUAL LARGE CAP EQUITY (CONTINUED)
--------------------------------------
  2007   Lowest contract charge 0.50% Class B (a)      $10.86              --                 --         --            1.12%
         Highest contract charge 1.90% Class B (a)     $10.66              --                 --         --           (0.28)%
         All contract charges                              --          32,835         $  351,879       0.00%             --
  2006   Lowest contract charge 0.50% Class B (a)      $10.74              --                 --         --            7.38%
         Highest contract charge 1.90% Class B (a)     $10.69              --                 --         --            6.92%
         All contract charges                              --           7,714         $   82,586       0.39%             --
EQ/OPPENHEIMER GLOBAL
---------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)      $11.61              --                 --         --           14.05%
         Highest contract charge 1.70% Class A (r)     $11.55              --                 --         --           13.46%
         All contract charges                              --             264         $    3,054       0.65%             --
  2009   Lowest contract charge 1.30% Class A (r)      $10.18              --                 --         --            0.00%
         Highest contract charge 1.70% Class A (r)     $10.18              --                 --         --            0.00%
         All contract charges                              --               1         $        7       0.66%             --
EQ/OPPENHEIMER GLOBAL
---------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B (a)      $10.90              --                 --         --           14.62%
         Highest contract charge 1.90% Class B (a)     $10.26              --                 --         --           13.00%
         All contract charges                              --          23,163         $  241,951       0.65%             --
  2009   Lowest contract charge 0.50% Class B (a)      $ 9.51              --                 --         --           37.88%
         Highest contract charge 1.90% Class B (a)     $ 9.08              --                 --         --           35.88%
         All contract charges                              --          17,703         $  162,900       0.66%             --
  2008   Lowest contract charge 0.50% Class B (a)      $ 6.90              --                 --         --          (41.03)%
         Highest contract charge 1.90% Class B (a)     $ 6.68              --                 --         --          (41.81)%
         All contract charges                              --          13,246         $   89,280       1.29%             --
  2007   Lowest contract charge 0.50% Class B (a)      $11.70              --                 --         --            5.22%
         Highest contract charge 1.90% Class B (a)     $11.48              --                 --         --            3.70%
         All contract charges                              --           9,648         $  111,407       0.39%             --
  2006   Lowest contract charge 0.50% Class B (a)      $11.12              --                 --         --           11.23%
         Highest contract charge 1.90% Class B (a)     $11.07              --                 --         --           10.75%
         All contract charges                              --           1,756         $   19,483       0.07%             --
EQ/PIMCO ULTRA SHORT BOND (j) (k)
---------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)      $ 9.96              --                 --         --           (0.30)%
         Highest contract charge 1.70% Class A (r)     $ 9.92              --                 --         --           (0.60)%
         All contract charges                              --           1,339         $   13,301       0.32%             --
  2009   Lowest contract charge 1.30% Class A (r)      $ 9.99              --                 --         --           (0.10)%
         Highest contract charge 1.70% Class A (r)     $ 9.98              --                 --         --           (0.10)%
         All contract charges                              --               9                 90       1.17%             --
EQ/PIMCO ULTRA SHORT BOND (j) (k)
---------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B          $11.40              --                 --         --            0.35%
         Highest contract charge 1.90% Class B         $10.52              --                 --         --           (1.03)%
         All contract charges                              --         121,269         $1,281,207       0.32%             --
  2009   Lowest contract charge 0.50% Class B          $11.36              --                 --         --            7.45%
         Highest contract charge 1.90% Class B         $10.63              --                 --         --            5.99%
         All contract charges                              --         132,946         $1,414,881       1.17%             --
  2008   Lowest contract charge 0.50% Class B          $10.57              --                 --         --           (4.52)%
         Highest contract charge 1.90% Class B         $10.03              --                 --         --           (5.91)%
         All contract charges                              --          91,323         $  917,805       3.21%             --
  2007   Lowest contract charge 0.50% Class B          $11.07              --                 --         --           10.92%
         Highest contract charge 1.90% Class B         $10.66              --                 --         --            9.33%
         All contract charges                              --          45,578         $  486,803       3.07%             --

                                     FSA-143

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                               YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                                   UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                      UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                     ------------ ------------------- ------------ ---------------- -------------
EQ/PIMCO ULTRA SHORT BOND (j) (k) (CONTINUED)
---------------------------------------------
  2006   Lowest contract charge 0.50% Class B           $ 9.98               --               --            --         (0.11)%
         Highest contract charge 1.90% Class B          $ 9.75               --               --            --         (1.51)%
         All contract charges                               --           31,108        $ 304,380          4.98%           --
EQ/QUALITY BOND PLUS (n)
------------------------
        Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B           $19.80               --               --            --          5.71%
         Highest contract charge 1.90% Class B          $15.51               --               --            --          4.23%
         All contract charges                               --           43,644        $ 565,217         10.49%           --
  2009   Lowest contract charge 0.50% Class B           $18.73               --               --            --          5.54%
         Highest contract charge 1.90% Class B          $14.88               --               --            --          4.06%
         All contract charges                               --           44,906        $ 558,182          3.96%           --
  2008   Lowest contract charge 0.50% Class B           $17.75               --               --            --         (7.02)%
         Highest contract charge 1.90% Class B          $14.30               --               --            --         (8.33)%
         All contract charges                               --           26,466        $ 326,277          5.04%           --
  2007   Lowest contract charge 0.50% Class B           $19.09               --               --            --          4.03%
         Highest contract charge 1.90% Class B          $15.60               --               --            --          2.56%
         All contract charges                                            28,944        $ 393,130          4.95%           --
  2006   Lowest contract charge 0.50% Class B           $18.35               --               --            --          3.30%
         Highest contract charge 1.90% Class B          $15.21               --               --            --          1.85%
         All contract charges                               --           27,600        $ 371,451          4.04%           --
EQ/SMALL COMPANY INDEX
----------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)       $13.40               --               --            --         24.54%
         Highest contract charge 1.70% Class A (r)      $13.34               --               --            --         23.98%
         All contract charges                               --              193        $   2,581          0.97%           --
  2009   Lowest contract charge 1.30% Class A (r)       $10.76               --               --            --          2.57%
         Highest contract charge 1.70% Class A (r)      $10.76               --               --            --          2.57%
         All contract charges                               --                1        $      11          1.55%           --
EQ/SMALL COMPANY INDEX (p)
--------------------------
        Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B           $18.62               --               --            --         25.13%
         Highest contract charge 1.90% Class B          $15.49               --               --            --         23.43%
         All contract charges                               --           33,448        $ 506,182          0.97%           --
  2009   Lowest contract charge 0.50% Class B           $14.88               --               --            --         25.54%
         Highest contract charge 1.90% Class B          $12.55               --               --            --         23.76%
         All contract charges                               --           36,011        $ 440,098          1.55%           --
  2008   Lowest contract charge 0.50% Class B           $11.85               --               --            --        (34.49)%
         Highest contract charge 1.90% Class B          $10.14               --               --            --        (35.41)%
         All contract charges                               --           28,477        $ 282,432          0.85%           --
  2007   Lowest contract charge 0.50% Class B           $18.09               --               --            --         (2.32)%
         Highest contract charge 1.90% Class B          $15.70               --               --            --         (3.68)%
         All contract charges                                            28,985        $ 444,440          1.31%           --
  2006   Lowest contract charge 0.50% Class B           $18.52               --               --            --         17.12%
         Highest contract charge 1.90% Class B          $16.30               --               --            --         15.48%
         All contract charges                               --           29,757        $ 475,296          1.32%           --
EQ/T. ROWE PRICE GROWTH STOCK
-----------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)       $11.92               --               --            --         15.17%
         Highest contract charge 1.70% Class A (r)      $11.86               --               --            --         14.70%
         All contract charges                               --              443        $   5,276          0.00%           --
  2009   Lowest contract charge 1.30% Class A (r)       $10.35               --               --            --          1.67%
         Highest contract charge 1.70% Class A (r)      $10.34               --               --            --          1.57%
         All contract charges                               --                3        $      38            --            --

                                     FSA-144

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              YEARS ENDED DECEMBER 31,
                                                    ----------------------------------------------------------------------------
                                                                  UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                     UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                    ------------ ------------------- ------------ ---------------- -------------
EQ/T. ROWE PRICE GROWTH STOCK (c)
---------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B          $19.50             --                --            --           15.80%
         Highest contract charge 1.90% Class B         $14.19             --                --            --           14.16%
         All contract charges                              --         31,081          $396,968          0.00%             --
  2009   Lowest contract charge 0.50% Class B          $16.84             --                --            --           41.96%
         Highest contract charge 1.90% Class B         $12.43             --                --            --           39.94%
         All contract charges                              --         27,386          $313,026            --              --
  2008   Lowest contract charge 0.50% Class B          $11.86             --                --            --          (42.51)%
         Highest contract charge 1.90% Class B         $ 8.88             --                --            --          (43.33)%
         All contract charges                              --         19,024          $167,244            --              --
  2007   Lowest contract charge 0.50% Class B          $20.63             --                --            --            6.67%
         Highest contract charge 1.90% Class B         $15.67             --                --            --            5.24%
         All contract charges                                         17,951          $291,072          0.13%             --
  2006   Lowest contract charge 0.50% Class B          $19.34             --                --            --           (4.49)%
         Highest contract charge 1.90% Class B         $14.89             --                --            --           (5.83)%
         All contract charges                              --          3,277          $ 51,291            --              --
EQ/TEMPLETON GLOBAL EQUITY
--------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class A (r)      $10.87             --                --            --            6.88%
         Highest contract charge 1.70% Class A (r)     $10.82             --                --            --            6.39%
         All contract charges                              --             87          $    941          1.48%             --
  2009   Lowest contract charge 1.30% Class A (r)      $10.17             --                --            --            0.10%
         Highest contract charge 1.70% Class A (r)     $10.17             --                --            --            0.10%
         All contract charges                              --             --          $      3          1.50%             --
EQ/TEMPLETON GLOBAL EQUITY
--------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B (a)      $ 8.97             --                --            --            7.43%
         Highest contract charge 1.90% Class B (a)     $ 8.44             --                --            --            6.03%
         All contract charges                              --         22,506          $193,279          1.48%             --
  2009   Lowest contract charge 0.50% Class B (a)      $ 8.35             --                --            --           29.41%
         Highest contract charge 1.90% Class B (a)     $ 7.96             --                --            --           27.63%
         All contract charges                              --         22,755          $183,693          1.50%             --
  2008   Lowest contract charge 0.50% Class B (a)      $ 6.45             --                --            --          (41.15)%
         Highest contract charge 1.90% Class B (a)     $ 6.24             --                --            --          (41.95)%
         All contract charges                              --         23,768          $149,788          1.56%             --
  2007   Lowest contract charge 0.50% Class B (a)      $10.96             --                --            --            1.58%
         Highest contract charge 1.90% Class B (a)     $10.75             --                --            --            0.09%
         All contract charges                              --         26,167          $282,910          0.63%             --
  2006   Lowest contract charge 0.50% Class B (a)      $10.79             --                --            --            7.86%
         Highest contract charge 1.90% Class B (a)     $10.74             --                --            --            7.39%
         All contract charges                              --          6,220          $ 66,882          0.46%             --
EQ/UBS GROWTH & INCOME
----------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B          $ 5.97             --                --            --           12.64%
         Highest contract charge 1.90% Class B         $ 5.03             --                --            --           11.04%
         All contract charges                              --         16,460          $ 70,007          0.72%             --
  2009   Lowest contract charge 0.50% Class B          $ 5.30             --                --            --           31.90%
         Highest contract charge 1.90% Class B         $ 4.53             --                --            --           29.83%
         All contract charges                              --         16,033          $ 63,781          0.85%             --
  2008   Lowest contract charge 0.50% Class B          $ 4.02             --                --            --          (40.36)%
         Highest contract charge 1.90% Class B         $ 3.49             --                --            --          (41.15)%
         All contract charges                              --         14,961          $ 48,057          1.26%             --

                                     FSA-145

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                       YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------------
                                                                          UNITS OUTSTANDING   NET ASSETS    INVESTMENT      TOTAL
                                                              UNIT VALUE        (000S)          (000S)    INCOME RATIO**   RETURN***
                                                             ------------ ------------------ ------------ ---------------- ---------
EQ/UBS GROWTH & INCOME (CONTINUED)
----------------------------------
  2007  Lowest contract charge 0.50% Class B                  $  6.74               --               --            --        0.60%
        Highest contract charge 1.90% Class B                 $  5.93               --               --            --       (0.67)%
        All contract charges                                       --           15,122        $  84,474          0.85%         --
  2006  Lowest contract charge 0.50% Class B                  $  6.70               --               --            --       13.58%
        Highest contract charge 1.90% Class B                 $  5.97               --               --            --       11.99%
        All contract charges                                       --           11,683        $  70,569          0.90%         --
EQ/VAN KAMPEN COMSTOCK
----------------------
        Unit Value 1.30% to 1.70%*
  2010  Lowest contract charge 1.30% Class A (r)              $ 11.64               --               --            --       14.01%
        Highest contract charge 1.70% Class A (r)             $ 11.59               --               --            --       13.52%
        All contract charges                                       --               83        $     969          1.26%         --
  2009  Lowest contract charge 1.30% Class A (r)              $ 10.21               --               --            --       (0.29)%
        Highest contract charge 1.70% Class A (r)             $ 10.21               --               --            --       (0.20)%
        All contract charges                                       --               --        $       2          1.44%         --
EQ/VAN KAMPEN COMSTOCK
----------------------
        Unit Value 0.50% to 1.90%*
  2010  Lowest contract charge 0.50% Class B                  $ 10.78               --               --            --       14.56%
        Highest contract charge 1.90% Class B                 $  9.95               --               --            --       13.07%
        All contract charges                                       --           23,369        $ 237,948          1.26%         --
  2009  Lowest contract charge 0.50% Class B                  $  9.41               --               --            --       27.79%
        Highest contract charge 1.90% Class B                 $  8.80               --               --            --       25.94%
        All contract charges                                       --           24,454        $ 219,381          1.44%         --
  2008  Lowest contract charge 0.50% Class B                  $  7.36               --               --            --      (37.25)%
        Highest contract charge 1.90% Class B                 $  6.99               --               --            --      (38.14)%
        All contract charges                                       --           26,088        $ 185,024          1.98%         --
  2007  Lowest contract charge 0.50% Class B                  $ 11.73               --               --            --       (3.06)%
        Highest contract charge 1.90% Class B                 $ 11.30               --               --            --       (4.32)%
        All contract charges                                       --           25,019        $ 285,776          1.63%         --
  2006  Lowest contract charge 0.50% Class B                  $ 12.10               --               --            --       15.33%
        Highest contract charge 1.90% Class B                 $ 11.81               --               --            --       13.71%
        All contract charges                                       --           21,516        $ 255,976          3.07%         --
EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH
-------------------------------------
        Unit Value 0.50% to 1.90%*
  2010  Lowest contract charge 0.50% Class B                  $ 12.42               --               --            --       16.73%
        Highest contract charge 1.90% Class B                 $ 10.48               --               --            --       15.04%
        All contract charges                                       --           31,147        $ 413,230          0.01%         --
  2009  Lowest contract charge 0.50% Class B                  $ 10.64               --               --            --       39.68%
        Highest contract charge 1.90% Class B                 $  9.11               --               --            --       37.57%
        All contract charges                                       --           25,747        $ 295,437          0.19%         --
  2008  Lowest contract charge 0.50% Class B                  $  7.62               --               --            --      (27.98)%
        Highest contract charge 1.90% Class B                 $  6.62               --               --            --      (28.97)%
        All contract charges                                       --           15,753        $ 128,962          0.60%         --
  2007  Lowest contract charge 0.50% Class B                  $ 10.58               --               --            --       10.79%
        Highest contract charge 1.90% Class B                 $  9.32               --               --            --        9.26%
        All contract charges                                                    15,374        $ 176,492          0.00%
  2006  Lowest contract charge 0.50% Class B                  $  9.55               --               --            --        5.34%
        Highest contract charge 1.90% Class B                 $  8.53               --               --            --        3.86%
        All contract charges                                       --           13,748        $ 141,667          2.13%         --
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO
-----------------------------------------------
        Unit Value 1.30% to 1.70%*
  2010  Lowest contract charge 1.30% Service Class 2 (r) (s)  $ 11.75               --               --            --       14.52%
        Highest contract charge 1.70% Service Class 2 (r) (s) $ 11.70               --               --            --       14.04%
        All contract charges                                       --               66        $     773          1.41%         --

                                     FSA-146

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                       YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------------
                                                                          UNITS OUTSTANDING   NET ASSETS    INVESTMENT     TOTAL
                                                              UNIT VALUE        (000S)          (000S)    INCOME RATIO**  RETURN***
                                                             ------------ ------------------ ------------ --------------- ---------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
---------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Service Class 2 (r)       $11.97              --               --          --         15.43%
         Highest contract charge 1.70% Service Class 2 (r)      $11.91              --               --          --         14.85%
         All contract charges                                       --           1,053          $12,580        2.01%           --
  2009   Lowest contract charge 1.30% Service Class 2 (r)       $10.37              --               --          --          0.78%
         Lowest contract charge 1.70% Service Class 2 (r)       $10.37              --               --          --          0.78%
         All contract charges                                       --               2          $    18        0.00%           --
FIDELITY(R) VIP MID CAP PORTFOLIO
---------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Service Class 2 (r)       $12.91              --               --          --         26.94%
         Highest contract charge 1.70% Service Class 2 (r)      $12.85              --               --          --         26.35%
         All contract charges                                       --             417          $ 5,377        0.33%           --
  2009   Lowest contract charge 1.30% Service Class 2 (r)       $10.17              --               --          --          0.59%
         Highest contract charge 1.70% Service Class 2 (r)      $10.17              --               --          --          0.59%
         All contract charges                                       --               1          $     6        0.00%           --
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO
------------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Service Class 2 (r)       $10.90              --               --          --          7.50%
         Highest contract charge 1.70% Service Class 2 (r)      $10.85              --               --          --          7.11%
         All contract charges                                       --             631          $ 6,871       10.45%           --
  2009   Lowest contract charge 1.30% Service Class 2 (r)       $10.14              --               --          --          0.10%
         Highest contract charge 1.70% Service Class 2 (r)      $10.13              --               --          --          0.00%
         All contract charges                                       --               2          $    23        0.00%           --
FRANKLIN INCOME SECURITIES FUND
-------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class 2 (u)               $10.87              --               --          --         11.49%
         Highest contract charge 1.70% Class 2 (u)              $10.83              --               --          --         11.08%
         All contract charges                                       --             352          $ 3,815        2.89%           --
FRANKLIN STRATEGIC INCOME SECURITIES FUND
-----------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class 2 (r)               $11.11              --               --          --          9.46%
         Highest contract charge 1.70% Class 2 (r)              $11.06              --               --          --          8.97%
         All contract charges                                       --             440          $ 4,880        3.69%           --
  2009   Lowest contract charge 1.30% Class 2 (r)               $10.15              --               --          --          0.50%
         Highest contract charge 1.70% Class 2 (r)              $10.15              --               --          --          0.59%
         All contract charges                                       --               5          $    46          --            --
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
-----------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class 2 (u)               $10.62              --               --          --          9.82%
         Highest contract charge 1.70% Class 2 (u)              $10.58              --               --          --          9.41%
         All contract charges                                       --             104          $ 1,103        5.07%           --
GOLDMAN SACHS VIT MID CAP VALUE FUND
------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Service Shares (r)        $12.90              --               --          --         23.09%
         Highest contract charge 1.70% Service Shares (r)       $12.84              --               --          --         22.64%
         All contract charges                                       --             243          $ 3,129        1.08%           --
  2009   Lowest contract charge 1.30% Service Shares (r)        $10.48              --               --          --          0.87%
         Highest contract charge 1.70% Service Shares (r)       $10.47              --               --          --          0.77%
         All contract charges                                       --              --          $     3          --            --
INVESCO V.I. FINANCIAL SERVICES FUND
------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Series II (r) (s)         $10.88              --               --          --          8.69%
         Highest contract charge 1.70% Series II (r) (s)        $10.83              --               --          --          8.30%
         All contract charges                                       --              59          $   639        0.00%           --

                                     FSA-147

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                  YEARS ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------------------
                                                                      UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                         UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                        ------------ ------------------- ------------ ---------------- -------------
INVESCO V.I. GLOBAL REAL ESTATE FUND
------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Series II (r)        $11.83             --                --            --          15.75%
         Highest contract charge 1.70% Series II (r)       $11.77             --                --            --          15.17%
         All contract charges                                  --            483            $5,702          7.92%            --
  2009   Lowest contract charge 1.30% Series II (r)        $10.22             --                --            --           0.39%
         Highest contract charge 1.70% Series II (r)       $10.22             --                --            --           0.49%
         All contract charges                                  --              1            $   12            --             --
INVESCO V.I. INTERNATIONAL GROWTH FUND
--------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Series II (r) (s)    $11.40             --                --            --          11.22%
         Highest contract charge 1.70% Series II (r) (s)   $11.34             --                --            --          10.63%
         All contract charges                                  --            366            $4,164          2.80%            --
INVESCO V.I. LEISURE FUND
-------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Series II (r) (s)    $12.36             --                --            --          20.12%
         Highest contract charge 1.70% Series II (r) (s)   $12.31             --                --            --          19.63%
         All contract charges                                  --             11            $  134          0.76%            --
INVESCO V.I. MID CAP CORE EQUITY FUND
-------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Series II (r)        $11.67             --                --            --          12.32%
         Highest contract charge 1.70% Series II (r)       $11.61             --                --            --          11.85%
         All contract charges                                  --            123            $1,433          0.49%            --
  2009   Lowest contract charge 1.30% Series II (r)        $10.39             --                --            --           0.87%
         Highest contract charge 1.70% Series II (r)       $10.38             --                --            --           0.78%
         All contract charges                                  --             --            $    1            --             --
INVESCO V.I. SMALL CAP EQUITY FUND
----------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Series II (r) (s)    $13.50             --                --            --          26.52%
         Highest contract charge 1.70% Series II (r) (s)   $13.44             --                --            --          26.08%
         All contract charges                                  --             71            $  950          0.00%            --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES
------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Common Shares (r)    $11.66             --                --            --          14.88%
         Highest contract charge 1.70% Common Shares (r)   $11.61             --                --            --          14.38%
         All contract charges                                  --            378            $4,399          0.51%            --
  2009   Lowest contract charge 1.30% Common Shares (r)    $10.15             --                --            --           0.20%
         Highest contract charge 1.70% Common Shares (r)   $10.15             --                --            --           0.30%
         All contract charges                                  --              1            $   13            --             --
IVY FUNDS VIP ENERGY
--------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Common Shares (r)    $12.43             --                --            --          20.45%
         Highest contract charge 1.70% Common Shares (r)   $12.37             --                --            --          19.86%
         All contract charges                                  --            229            $2,846          0.13%            --
  2009   Lowest contract charge 1.30% Common Shares (r)    $10.32             --                --            --           3.41%
         Highest contract charge 1.70% Common Shares (r)   $10.32             --                --            --           3.51%
         All contract charges                                  --             --                --            --             --
IVY FUNDS VIP GLOBAL NATURAL RESOURCES
--------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Common Shares (r)    $11.96             --                --            --          15.56%
         Highest contract charge 1.70% Common Shares (r)   $11.90             --                --            --          15.09%
         All contract charges                                  --            419            $5,015          0.00%            --
  2009   Lowest contract charge 1.30% Common Shares (r)    $10.35             --                --            --           2.07%
         Highest contract charge 1.70% Common Shares (r)   $10.34             --                --            --           1.97%
         All contract charges                                  --              7            $   73            --             --

                                     FSA-148

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                    YEARS ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------------
                                                                        UNITS OUTSTANDING   NET ASSETS     INVESTMENT       TOTAL
                                                           UNIT VALUE         (000S)          (000S)     INCOME RATIO**   RETURN***
                                                          ------------ ------------------- ------------ ---------------- -----------
IVY FUNDS VIP HIGH INCOME
-------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Common Shares (r)       $11.67             --                --           --          13.30%
         Highest contract charge 1.70% Common Shares (r)      $11.62             --                --           --          12.93%
         All contract charges                                     --            778           $ 9,066         4.09%            --
  2009   Lowest contract charge 1.30% Common Shares (r)       $10.30             --                --           --           1.08%
         Highest contract charge 1.70% Common Shares (r)      $10.29             --                --           --           1.08%
         All contract charges                                     --              2           $    25         0.00%            --
IVY FUNDS VIP MID CAP GROWTH
----------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Common Shares (r)       $13.54             --                --           --          29.82%
         Highest contract charge 1.70% Common Shares (r)      $13.48             --                --           --          29.37%
         All contract charges                                     --            328           $ 4,427         0.01%            --
  2009   Lowest contract charge 1.30% Common Shares (r)       $10.43             --                --           --           1.16%
         Highest contract charge 1.70% Common Shares (r)      $10.42             --                --           --           1.17%
         All contract charges                                     --              2           $    21           --             --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY
------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Common Shares (r)       $11.82             --                --           --          11.30%
         Highest contract charge 1.70% Common Shares (r)      $11.76             --                --           --          10.84%
         All contract charges                                     --            227           $ 2,680         0.00%            --
  2009   Lowest contract charge 1.30% Common Shares (r)       $10.62             --                --           --           2.61%
         Highest contract charge 1.70% Common Shares (r)      $10.61             --                --           --           2.61%
         All contract charges                                     --             --           $     2           --             --
IVY FUNDS VIP SMALL CAP GROWTH
------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Common Shares (r)       $13.44             --                --           --          27.15%
         Highest contract charge 1.70% Common Shares (r)      $13.38             --                --           --          26.70%
         All contract charges                                     --            279           $ 3,742         0.00%            --
  2009   Lowest contract charge 1.30% Common Shares (r)       $10.57             --                --           --           3.02%
         Highest contract charge 1.70% Common Shares (r)      $10.56             --                --           --           3.02%
         All contract charges                                     --             --           $     3           --             --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
---------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Service Shares (r)      $12.37             --                --           --          21.16%
         Highest contract charge 1.70% Service Shares (r)     $12.31             --                --           --          20.57%
         All contract charges                                     --          1,064           $13,133         2.91%            --
  2009   Lowest contract charge 1.30% Service Shares (r)      $10.21             --                --           --           0.10%
         Highest contract charge 1.70% Service Shares (r)     $10.21             --                --           --           0.20%
         All contract charges                                     --              2           $    23           --             --
MFS(R) INTERNATIONAL VALUE PORTFOLIO
------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Service Class (r)       $10.83             --                --           --           7.33%
         Highest contract charge 1.70% Service Class (r)      $10.78             --                --           --           6.94%
         All contract charges                                     --            501           $ 5,419         0.32%            --
  2009   Lowest contract charge 1.30% Service Class (r)       $10.09             --                --           --          (0.79)%
         Highest contract charge 1.70% Service Class (r)      $10.08             --                --           --          (0.88)%
         All contract charges                                     --             --           $     3           --             --
MFS(R) INVESTORS GROWTH STOCK SERIES
------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Service Class (r) (s)   $11.55             --                --           --          10.63%
         Highest contract charge 1.70% Service Class (r) (s)  $11.50             --                --           --          10.26%
         All contract charges                                     --            162           $ 1,874         0.07%            --

                                     FSA-149

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                  YEARS ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------------------
                                                                      UNITS OUTSTANDING   NET ASSETS     INVESTMENT        TOTAL
                                                         UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                        ------------ ------------------- ------------ ---------------- -------------
MFS(R) INVESTORS TRUST SERIES
-----------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Service Class        $11.29               --                --            --         9.51%
          (r) (s)
         Highest contract charge 1.70% Service Class       $11.23               --                --            --         8.92%
          (r) (s)
         All contract charges                                  --              111        $    1,249          0.06%          --
MFS(R) TECHNOLOGY PORTFOLIO
---------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Service Class        $12.17               --                --            --        18.62%
          (r) (s)
         Highest contract charge 1.70% Service Class       $12.12               --                --            --        18.24%
          (r) (s)
         All contract charges                                  --              156        $    1,899          0.00%          --
MFS(R) UTILITIES SERIES
-----------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Service Class        $11.80               --                --            --        12.06%
          (r) (s)
         Highest contract charge 1.70% Service Class       $11.74               --                --            --        11.49%
          (r) (s)
         All contract charges                                  --              140        $    1,648          1.49%          --
MULTIMANAGER AGGRESSIVE EQUITY (l) (v)
--------------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B              $67.09               --                --            --       17.02%
         Highest contract charge 1.90% Class B             $47.12               --                --            --       15.38%
         All contract charges                                  --           31,493        $  579,330          0.61%         --
  2009   Lowest contract charge 0.50% Class B              $57.33               --                --            --       36.59%
         Highest contract charge 1.90% Class B             $40.84               --                --            --       34.68%
         All contract charges                                  --           21,905        $  337,968          0.21%         --
  2008   Lowest contract charge 0.50% Class B              $41.97               --                --            --      (46.95)%
         Highest contract charge 1.90% Class B             $30.32               --                --            --      (47.70)%
         All contract charges                                  --            5,087        $   67,727          0.36%         --
  2007   Lowest contract charge 0.50% Class B              $79.11               --                --            --        10.83%
         Highest contract charge 1.90% Class B             $57.97               --                --            --         9.25%
         All contract charges                                                4,950        $  134,774          0.00%          --
  2006   Lowest contract charge 0.50% Class B              $71.38               --                --            --         4.59%
         Highest contract charge 1.90% Class B             $53.06               --                --            --         3.12%
         All contract charges                                  --            5,287        $  139,296            --           --
MULTIMANAGER CORE BOND
----------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B              $14.74               --                --            --         5.66%
         Highest contract charge 1.90% Class B             $12.97               --                --            --         4.18%
         All contract charges                                  --           88,517        $1,150,810          2.78%          --
  2009   Lowest contract charge 0.50% Class B              $13.95               --                --            --         7.78%
         Highest contract charge 1.90% Class B             $12.45               --                --            --         6.25%
         All contract charges                                  --           83,528        $1,038,056          3.59%          --
  2008   Lowest contract charge 0.50% Class B              $12.94               --                --            --         1.97%
         Highest contract charge 1.90% Class B             $11.72               --                --            --         0.51%
         All contract charges                                  --           62,629        $  734,371          4.89%
  2007   Lowest contract charge 0.50% Class B              $12.69               --                --            --         5.66%
         Highest contract charge 1.90% Class B             $11.66               --                --            --         4.20%
         All contract charges                                               55,947        $  653,841          4.09%          --
  2006   Lowest contract charge 0.50% Class B              $12.01               --                --            --         3.25%
         Highest contract charge 1.90% Class B             $11.19               --                --            --         1.80%
         All contract charges                                  --           58,160        $  651,206          4.11%          --
MULTIMANAGER INTERNATIONAL EQUITY
---------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B              $14.29               --                --            --        6.40 %
         Highest contract charge 1.90% Class B             $12.58               --                --            --        4.92 %
         All contract charges                                  --           32,262        $  445,001          2.96%         --

                                     FSA-150

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                           YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------------
                                                               UNITS OUTSTANDING   NET ASSETS     INVESTMENT         TOTAL
                                                  UNIT VALUE         (000S)          (000S)     INCOME RATIO**     RETURN***
                                                 ------------ ------------------- ------------ ---------------- --------------
MULTIMANAGER INTERNATIONAL EQUITY (CONTINUED)
---------------------------------------------
  2009   Lowest contract charge 0.50% Class B       $13.43               --               --           --           29.22%
         Highest contract charge 1.90% Class B      $11.99               --               --           --           27.38%
         All contract charges                           --           35,009         $457,905         1.62%             --
  2008   Lowest contract charge 0.50% Class B       $10.39               --               --           --          (47.47)%
         Highest contract charge 1.90% Class B      $ 9.41               --               --           --          (48.21)%
         All contract charges                           --           34,884         $355,985         1.57%             --
  2007   Lowest contract charge 0.50% Class B       $19.78               --               --           --           11.88%
         Highest contract charge 1.90% Class B      $18.17               --               --           --           10.25%
         All contract charges                           --           34,725         $680,288         0.73%             --
  2006   Lowest contract charge 0.50% Class B       $17.68               --               --           --           24.69%
         Highest contract charge 1.90% Class B      $16.48               --               --           --           22.94%
         All contract charges                           --           32,231         $568,482         2.23%             --
MULTIMANAGER LARGE CAP CORE EQUITY
----------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B       $11.84               --               --           --           10.97%
         Highest contract charge 1.90% Class B      $10.42               --               --           --            9.45%
         All contract charges                           --           12,797         $145,347         0.28%             --
  2009   Lowest contract charge 0.50% Class B       $10.67               --               --           --           31.84%
         Highest contract charge 1.90% Class B      $ 9.52               --               --           --           29.91%
         All contract charges                           --           12,893         $132,944         1.49%             --
  2008   Lowest contract charge 0.50% Class B       $ 8.09               --               --           --          (39.85)%
         Highest contract charge 1.90% Class B      $ 7.33               --               --           --          (40.65)%
         All contract charges                           --           12,279         $ 96,551         0.52%             --
  2007   Lowest contract charge 0.50% Class B       $13.45               --               --           --            4.51%
         Highest contract charge 1.90% Class B      $12.35               --               --           --            3.00%
         All contract charges                                        13,471         $177,274         0.41%             --
  2006   Lowest contract charge 0.50% Class B       $12.87               --               --           --           13.01%
         Highest contract charge 1.90% Class B      $11.99               --               --           --           11.43%
         All contract charges                           --           13,690         $173,297         0.60%             --
MULTIMANAGER LARGE CAP VALUE
----------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B       $13.24               --               --           --           12.59%
         Highest contract charge 1.90% Class B      $11.65               --               --           --           10.95%
         All contract charges                           --           30,723         $390,159         0.87%             --
  2009   Lowest contract charge 0.50% Class B       $11.76               --               --           --           22.21%
         Highest contract charge 1.90% Class B      $10.50               --               --           --           20.51%
         All contract charges                           --           33,976         $386,795         1.82%             --
  2008   Lowest contract charge 0.50% Class B       $ 9.62               --               --           --          (37.73)%
         Highest contract charge 1.90% Class B      $ 8.71               --               --           --          (38.62)%
         All contract charges                           --           37,613         $353,373         1.40%             --
  2007   Lowest contract charge 0.50% Class B       $15.45               --               --           --            3.07%
         Highest contract charge 1.90% Class B      $14.19               --               --           --            1.65%
         All contract charges                                        38,402         $583,473         1.08%             --
  2006   Lowest contract charge 0.50% Class B       $14.99               --               --           --           18.73%
         Highest contract charge 1.90% Class B      $13.96               --               --           --           17.06%
         All contract charges                           --           39,025         $577,966         2.82%             --
MULTIMANAGER MID CAP GROWTH
---------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B       $12.70               --               --           --           26.24%
         Highest contract charge 1.90% Class B      $11.18               --               --           --           24.50%
         All contract charges                           --           27,305         $351,919         0.00%             --
  2009   Lowest contract charge 0.50% Class B       $10.06               --               --           --           41.09%
         Highest contract charge 1.90% Class B      $ 8.98               --               --           --           39.02%
         All contract charges                           --           28,991         $297,480           --              --

                                     FSA-151

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                           YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------------
                                                               UNITS OUTSTANDING   NET ASSETS     INVESTMENT         TOTAL
                                                  UNIT VALUE         (000S)          (000S)     INCOME RATIO**     RETURN***
                                                 ------------ ------------------- ------------ ---------------- --------------
MULTIMANAGER MID CAP GROWTH (CONTINUED)
---------------------------------------
  2008   Lowest contract charge 0.50% Class B       $ 7.13               --               --          --           (43.86)%
         Highest contract charge 1.90% Class B      $ 6.46               --               --          --           (44.64)%
         All contract charges                           --           29,642         $216,713          --               --
  2007   Lowest contract charge 0.50% Class B       $12.70               --               --          --            11.31%
         Highest contract charge 1.90% Class B      $11.67               --               --          --             9.78%
         All contract charges                                        31,721         $414,209          --               --
  2006   Lowest contract charge 0.50% Class B       $11.41               --               --          --             9.07%
         Highest contract charge 1.90% Class B      $10.63               --               --          --             7.54%
         All contract charges                           --           35,038         $410,676        0.51%              --
MULTIMANAGER MID CAP VALUE
--------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B       $16.46               --               --          --            24.32%
         Highest contract charge 1.90% Class B      $14.49               --               --          --            22.59%
         All contract charges                           --           26,265         $412,452        0.77%              --
  2009   Lowest contract charge 0.50% Class B       $13.24               --               --          --            43.65%
         Highest contract charge 1.90% Class B      $11.82               --               --          --            41.61%
         All contract charges                           --           26,843         $341,724        3.10%              --
  2008   Lowest contract charge 0.50% Class B       $ 9.22               --               --          --           (36.28)%
         Highest contract charge 1.90% Class B      $ 8.35               --               --          --           (37.17)%
         All contract charges                           --           26,245         $234,379        0.46%              --
  2007   Lowest contract charge 0.50% Class B       $14.47               --               --          --            (0.41)%
         Highest contract charge 1.90% Class B      $13.29               --               --          --            (1.85)%
         All contract charges                           --           27,826         $392,988        0.00%              --
  2006   Lowest contract charge 0.50% Class B       $14.53               --               --          --            14.16%
         Highest contract charge 1.90% Class B      $13.54               --               --          --            12.56%
         All contract charges                           --           30,733         $438,437        1.72%              --
MULTIMANAGER MULTI-SECTOR BOND
------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B       $34.87               --               --          --             6.12%
         Highest contract charge 1.90% Class B      $24.82               --               --          --             4.64%
         All contract charges                           --           39,770         $619,466        2.62%              --
  2009   Lowest contract charge 0.50% Class B       $32.86               --               --          --             9.11%
         Highest contract charge 1.90% Class B      $23.72               --               --          --             7.55%
         All contract charges                           --           38,177         $578,492        4.60%              --
  2008   Lowest contract charge 0.50% Class B       $30.12               --               --          --           (23.90)%
         Highest contract charge 1.90% Class B      $22.06               --               --          --           (24.94)%
         All contract charges                           --           36,664         $531,727        8.68%              --
  2007   Lowest contract charge 0.50% Class B       $39.58               --               --          --             2.62%
         Highest contract charge 1.90% Class B      $29.39               --               --          --             1.17%
         All contract charges                           --           45,225         $879,446        7.17%              --
  2006   Lowest contract charge 0.50% Class B       $38.57               --               --          --             9.38%
         Highest contract charge 1.90% Class B      $29.05               --               --          --             7.85%
         All contract charges                           --           46,730         $935,762        6.95%              --
MULTIMANAGER SMALL CAP GROWTH (d)
---------------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B       $ 9.52               --               --          --            26.93%
         Highest contract charge 1.90% Class B      $ 8.02               --               --          --            25.12%
         All contract charges                           --           31,439         $238,081        0.00%              --
  2009   Lowest contract charge 0.50% Class B       $ 7.50               --               --          --            33.85%
         Highest contract charge 1.90% Class B      $ 6.41               --               --          --            32.08%
         All contract charges                           --           32,920         $199,904          --               --
  2008   Lowest contract charge 0.50% Class B       $ 5.60               --               --          --           (42.39)%
         Highest contract charge 1.90% Class B      $ 4.85               --               --          --           (43.27)%
         All contract charges                           --           28,780         $135,528          --               --

                                     FSA-152

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


 Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                    YEARS ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------------
                                                                        UNITS OUTSTANDING   NET ASSETS     INVESTMENT       TOTAL
                                                           UNIT VALUE         (000S)          (000S)     INCOME RATIO**    RETURN***
                                                          ------------ ------------------- ------------ ---------------- -----------
MULTIMANAGER SMALL CAP GROWTH (d) (CONTINUED)
---------------------------------------------
  2007   Lowest contract charge 0.50% Class B                $ 9.72               --              --           --           3.18%
         Highest contract charge 1.90% Class B               $ 8.55               --              --           --           1.79%
         All contract charges                                                 28,681        $242,159           --             --
  2006   Lowest contract charge 0.50% Class B                $ 9.42               --              --           --           9.66%
         Highest contract charge 1.90% Class B               $ 8.40               --              --           --           8.12%
         All contract charges                                    --           17,157        $147,393         1.40%            --
MULTIMANAGER SMALL CAP VALUE
----------------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B                $18.36               --              --           --          23.89%
         Highest contract charge 1.90% Class B               $15.27               --              --           --          22.16%
         All contract charges                                    --           32,868        $463,526         0.15%            --
  2009   Lowest contract charge 0.50% Class B                $14.82               --              --           --          25.82%
         Highest contract charge 1.90% Class B               $12.50               --              --           --          24.04%
         All contract charges                                    --           36,368        $418,772         1.03%            --
  2008   Lowest contract charge 0.50% Class B                $11.78               --              --           --         (38.20)%
         Highest contract charge 1.90% Class B               $10.08               --              --           --         (39.06)%
         All contract charges                                    --           39,759        $368,923         0.24%            --
  2007   Lowest contract charge 0.50% Class B                $19.06               --              --           --         (10.31)%
         Highest contract charge 1.90% Class B               $16.54               --              --           --         (11.55)%
         All contract charges                                    --           47,546        $723,958         0.29%            --
  2006   Lowest contract charge 0.50% Class B                $21.25               --              --           --          15.53%
         Highest contract charge 1.90% Class B               $18.70               --              --           --          13.91%
         All contract charges                                    --           57,348        $992,117         5.49%            --
MULTIMANAGER TECHNOLOGY
-----------------------
         Unit Value 0.50% to 1.90%*
  2010   Lowest contract charge 0.50% Class B                $12.65               --              --           --          17.13%
         Highest contract charge 1.90% Class B               $11.14               --              --           --          15.56%
         All contract charges                                    --           32,400        $410,547         0.00%            --
  2009   Lowest contract charge 0.50% Class B                $10.80               --              --           --          57.69%
         Highest contract charge 1.90% Class B               $ 9.64               --              --           --          55.54%
         All contract charges                                    --           33,513        $364,955           --             --
  2008   Lowest contract charge 0.50% Class B                $ 6.85               --              --           --         (47.35)%
         Highest contract charge 1.90% Class B               $ 6.20               --              --           --         (48.12)%
         All contract charges                                    --           27,756        $192,697           --             --
  2007   Lowest contract charge 0.50% Class B                $13.01               --              --           --          17.63%
         Highest contract charge 1.90% Class B               $11.95               --              --           --          15.91%
         All contract charges                                    --           28,291        $373,990           --             --
  2006   Lowest contract charge 0.50% Class B                $11.06               --              --           --           6.76%
         Highest contract charge 1.90% Class B               $10.31               --              --           --           5.26%
         All contract charges                                    --           24,173        $271,064           --             --
MUTUAL SHARES SECURITIES FUND
-----------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class 2 (u)            $10.74               --              --           --          10.84%
         Highest contract charge 1.70% Class 2 (u)           $10.70               --              --           --          10.42%
         All contract charges                                    --              146        $  1,562         1.66%            --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R) STRATEGY PORTFOLIO
------------------------------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Advisor Class          $12.96               --              --           --          22.61%
          (r) (s)
         Highest contract charge 1.70% Advisor Class         $12.90               --              --           --          22.04%
          (r) (s)
         All contract charges                                    --              316        $  4,086        16.49%            --

                                     FSA-153

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Continued)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                   YEARS ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------------
                                                                        UNITS OUTSTANDING   NET ASSETS     INVESTMENT       TOTAL
                                                           UNIT VALUE         (000S)          (000S)     INCOME RATIO**   RETURN***
                                                          ------------ ------------------- ------------ ---------------- -----------
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO
--------------------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Advisor Class (r)      $11.11             --                --            --         10.55%
         Highest contract charge 1.70% Advisor Class (r)     $11.06             --                --            --         10.16%
         All contract charges                                    --            472           $ 5,238          4.65%           --
  2009   Lowest contract charge 1.30% Advisor Class (r)      $10.05             --                --            --         (0.50)%
         Highest contract charge 1.70% Advisor Class (r)     $10.04             --                --            --         (0.50)%
         All contract charges                                    --             10           $    96          0.38%           --
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO
----------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Advisor Class (r)      $10.64             --                --            --          6.61%
         Highest contract charge 1.70% Advisor Class (r)     $10.59             --                --            --          6.22%
         All contract charges                                    --            940           $ 9,982          3.10%           --
  2009   Lowest contract charge 1.30% Advisor Class (r)      $ 9.98             --                --            --         (0.40)%
         Highest contract charge 1.70% Advisor Class (r)     $ 9.97             --                --            --         (0.40)%
         All contract charges                                    --              7           $    71            --            --
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO
-----------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Advisor Class (r)      $10.64             --                --            --          6.61 %
         Highest contract charge 1.70% Advisor Class (r)     $10.60             --                --            --          6.21 %
         All contract charges                                    --          2,268           $24,095          8.03%           --
  2009   Lowest contract charge 1.30% Advisor Class (r)      $ 9.98             --                --            --         (0.60)%
         Highest contract charge 1.70% Advisor Class (r)     $ 9.98             --                --            --         (0.60)%
         All contract charges                                    --              8           $    78            --            --
PROFUND VP BEAR
---------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Common Shares (r)      $ 7.84             --                --            --        (18.92)%
         Highest contract charge 1.70% Common Shares (r)     $ 7.81             --                --            --        (19.15)%
         All contract charges                                    --             55           $   424          0.00%           --
  2009   Lowest contract charge 1.30% Common Shares (r)      $ 9.67             --                --            --         (0.31)%
         Highest contract charge 1.70% Common Shares (r)     $ 9.66             --                --            --         (0.41)%
         All contract charges                                    --              1           $    11            --            --
PROFUND VP BIOTECHNOLOGY
------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Common Shares (r)      $10.47             --                --            --          3.77%
         Highest contract charge 1.70% Common Shares (r)     $10.42             --                --            --          3.37%
         All contract charges                                    --             71           $   742          0.00%           --
  2009   Lowest contract charge 1.30% Common Shares (r)      $10.09             --                --            --          0.20%
         Highest contract charge 1.70% Common Shares (r)     $10.08             --                --            --          0.10%
         All contract charges                                    --             --           $     4            --            --
T.ROWE PRICE HEALTH SCIENCES PORTFOLIO
--------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class II (r) (s)       $11.99             --                --            --         13.87%
         Highest contract charge 1.70% Class II (r) (s)      $11.93             --                --            --         13.30%
         All contract charges                                    --            153           $ 1,827          0.00%           --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND
--------------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class 2 (r)            $11.95             --                --            --         16.02%
         Highest contract charge 1.70% Class 2 (r)           $11.90             --                --            --         15.65%
         All contract charges                                    --            280           $ 3,345          1.35%           --
  2009   Lowest contract charge 1.30% Class 2 (r)            $10.30             --                --            --          1.58%
         Highest contract charge 1.70% Class 2 (r)           $10.29             --                --            --          1.58%
         All contract charges                                    --              2           $    28            --            --

                                     FSA-154

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Concluded)


Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                   YEARS ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------------
                                                                        UNITS OUTSTANDING   NET ASSETS     INVESTMENT       TOTAL
                                                           UNIT VALUE         (000S)          (000S)     INCOME RATIO**   RETURN***
                                                          ------------ ------------------- ------------ ---------------- -----------
TEMPLETON FOREIGN SECURITIES FUND
---------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class 2 (r) (s)        $10.79              --                --           --          7.04%
         Highest contract charge 1.70% Class 2 (r) (s)       $10.74              --                --           --          6.65%
         All contract charges                                    --             264           $ 2,838         1.29%          --
TEMPLETON GLOBAL BOND SECURITIES FUND
-------------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class 2 (r)            $11.35              --                --           --         12.94%
         Highest contract charge 1.70% Class 2 (r)           $11.30              --                --           --         12.44%
         All contract charges                                    --           1,492           $16,914         0.97%          --
  2009   Lowest contract charge 1.30% Class 2 (r)            $10.05              --                --           --          0.20%
         Highest contract charge 1.70% Class 2 (r)           $10.05              --                --           --          0.20%
         All contract charges                                    --               3           $    27           --           --
TEMPLETON GROWTH SECURITIES FUND
--------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class 2 (u)            $10.30              --                --           --          7.85%
         Highest contract charge 1.70% Class 2 (u)           $10.26              --                --           --          7.43%
         All contract charges                                    --              60           $   619         1.23%           --
VAN ECK VIP GLOBAL HARD ASSETS FUND
-----------------------------------
         Unit Value 1.30% to 1.70%*
  2010   Lowest contract charge 1.30% Class S Shares (r)     $13.08              --                --           --         26.99%
         Highest contract charge 1.70% Class S Shares (r)    $13.02              --                --           --         26.41%
         All contract charges                                    --             588           $ 7,685         0.01%           --
  2009   Lowest contract charge 1.30% Class S Shares (r)     $10.30              --                --           --          1.88%
         Highest contract charge 1.70% Class S Shares (r)    $10.30              --                --           --          1.88%
         All contract charges                                    --               1           $    10           --            --

----------
(a) Units were made available for sale on September 18, 2006.
(b) A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.
(c) A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.
(d) A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
(e) A substitution of EQ/Large Cap Value PLUS was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.
(f) Units were made available for sale on May 29, 2007.
(g) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
(h) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
(i) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
(j) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
(k) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
(l) Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009.
(m) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
(n) EQ/Quality Bond PLUS replaced EQ/Caywood-Scholl High Yield due to a fund merger on September 25, 2009.
(o) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
(p) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
(q) Units were made available for sale on June 08, 2009.
(r) Units were made available for sale on December 14, 2009.
(s) Units were made available for sale on December 14, 2009, but at December 31, 2009 the fund had zero balance and no activity to report.
(t) Units were made available for sale on December 14, 2009, but at December 31, 2009 the fund had no accumulation ratios to report.
(u) Units were made available for sale on January 25, 2010.
(v) Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund substitution on September 17, 2010.

* Expenses as an annual percentage of average net assets consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in direct reduction to unit values. Charges made directly to Contractowner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.

** The investment income ratio represents the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of mutual fund fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.


                                    FSA-155

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2010


8. Accumulation Unit Values (Concluded)

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of the investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.


9. Subsequent Events

All material subsequent transactions and events have been evaluated for the period from December 31, 2010 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-156

PART II, ITEM 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                      AXA EQUITABLE LIFE INSURANCE COMPANY


 Report of Independent Registered Public Accounting Firm.................... F-1

 Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2010 and 2009.................. F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2010, 2009 and 2008.................................................... F-3
   Consolidated Statements of Equity, Years Ended December 31, 2010,
     2009 and 2008.......................................................... F-5
   Consolidated Statements of Comprehensive Income (Loss),
     Years Ended December 31, 2010, 2009 and 2008........................... F-6
   Consolidated Statements of Cash Flows, Years Ended December 31, 2010,
     2009 and 2008.......................................................... F-7
   Notes to Consolidated Financial Statements............................... F-9

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of equity, of comprehensive income (loss) and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, AXA Equitable changed its methods of accounting for noncontrolling interests in consolidated financial statements on January 1, 2009 and for recognition and presentation of other-than-temporary impairment losses on April 1, 2009.



/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2011

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2010 AND 2009

                                                                                2010                2009
                                                                           ----------------    -----------------
                                                                                      (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at fair value....................  $     29,057        $     27,470
   Mortgage loans on real estate.........................................         3,571               3,555
   Equity real estate, held for the production of income.................           140                  98
   Policy loans..........................................................         3,581               3,617
   Other equity investments..............................................         1,618               1,562
   Trading securities...................................................            506                 485
   Other invested assets.................................................         1,413               1,483
                                                                           ----------------    -----------------
     Total investments...................................................        39,886              38,270
Cash and cash equivalents................................................         2,155               1,792
Cash and securities segregated, at fair value............................         1,110                 986
Broker-dealer related receivables........................................         1,389               1,088
Deferred policy acquisition costs........................................         8,383               7,745
Goodwill and other intangible assets, net................................         3,702               3,676
Amounts due from reinsurers..............................................         3,252               3,028
Loans to affiliates......................................................         1,045               1,048
Other assets.............................................................        10,220               8,255
Separate Accounts' assets................................................        92,014              84,016
                                                                           ----------------    -----------------

TOTAL ASSETS.............................................................  $    163,156        $    149,904
                                                                           ================    =================

LIABILITIES
Policyholders' account balances..........................................  $     24,654        $     24,107
Future policy benefits and other policyholders liabilities...............        18,965              17,727
Broker-dealer related payables...........................................           369                 279
Customers related payables...............................................         1,770               1,431
Amounts due to reinsurers................................................            75                  81
Short-term and long-term debt............................................           425                 449
Loans from affiliates....................................................         1,325               1,325
Income taxes payable.....................................................         4,315               3,357
Other liabilities........................................................         3,075               3,002
Separate Accounts' liabilities...........................................        92,014              84,016
                                                                           ----------------    -----------------
     Total liabilities...................................................       146,987             135,774
                                                                           ----------------    -----------------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 18 and 19)

EQUITY
AXA Equitable's equity:
   Common stock, $1.25 par value, 2 million shares authorized,
     issued and outstanding..............................................             2                   2
   Capital in excess of par value........................................         5,593               5,583
   Retained earnings.....................................................         8,085               6,312
   Accumulated other comprehensive income (loss).........................          (629)             (1,036)
                                                                           ----------------    -----------------
   Total AXA Equitable's equity..........................................        13,051              10,861
                                                                           ----------------    -----------------
Noncontrolling interest..................................................         3,118               3,269
                                                                           ----------------    -----------------
     Total equity........................................................        16,169              14,130
                                                                           ----------------    -----------------

TOTAL LIABILITIES AND EQUITY.............................................  $    163,156        $    149,904
                                                                           ================    =================


                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                                   2010              2009               2008
                                                             -----------------  ----------------   ----------------
                                                                                 (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income........................................  $      3,067       $      2,918       $     2,952
Premiums  .................................................           530                431               759
Net investment income (loss):
   Investment income (loss) from
     derivative instruments................................          (284)            (3,079)            7,302
   Other investment income.................................         2,260              2,099             1,752
                                                             -----------------  ----------------   ----------------
       Total net investment income (loss)..................         1,976               (980)            9,054
Investment gains (losses), net:
   Total other-than-temporary impairment losses............          (300)              (169)             (286)
   Portion of loss recognized in other
     comprehensive income (loss)...........................            18                  6                 -
                                                             -----------------  ----------------   ----------------
       Net impairment losses recognized....................          (282)              (163)             (286)
   Other investment gains (losses), net....................            98                217               (53)
                                                             -----------------  ----------------   ----------------
         Total investment gains (losses), net..............          (184)                54              (339)
Commissions, fees and other income.........................         3,702              3,385             4,549
  Increase (decrease)  in fair value of
   reinsurance contracts...................................         2,350             (2,566)            1,567
                                                             -----------------  ----------------   ----------------
   Total revenues..........................................        11,441              3,242            18,542
                                                             -----------------  ----------------   ----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits....................................         3,082              1,298             4,702
Interest credited to policyholders' account balances.......           950              1,004             1,065
Compensation and benefits..................................         1,953              1,859             1,990
Commissions................................................         1,044              1,033             1,437
Distribution related payments..............................           287                234               308
Amortization of deferred sales commissions.................            47                 55                79
Interest expense...........................................           106                107                52
Amortization of deferred policy acquisition costs..........           168                115             3,485
Capitalization of deferred policy acquisition costs........          (916)              (975)           (1,394)
Rent expense...............................................           244                258               247
Amortization of other intangible assets....................            23                 24                24
Other operating costs and expenses.........................         1,438              1,309             1,161
                                                             -----------------  ----------------   ----------------
      Total benefits and other deductions..................         8,426              6,321            13,156
                                                             -----------------  ----------------   ----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                  (CONTINUED)

                                                                     2010              2009               2008
                                                                ----------------  ----------------   ----------------
                                                                                   (IN MILLIONS)
 Earnings (loss)  from continuing operations,
   before income taxes......................................    $     3,015       $     (3,079)      $     5,386
Income tax (expense) benefit................................           (707)             1,272            (1,691)
                                                                ----------------  ----------------   ----------------

Earnings (loss)  from continuing operations,
   net of income taxes......................................          2,308             (1,807)            3,695
Earnings (loss) from discontinued operations,
   net of income taxes......................................              -                  3                (5)
Gains (losses) on disposal of discontinued operations,
   net of income taxes......................................              -                  -                 6
                                                                ----------------  ----------------   ----------------

Net earnings (loss).........................................          2,308             (1,804)            3,696
   Less: net earnings (loss) attributable to
     noncontrolling interest................................           (235)              (359)             (470)
                                                                ----------------  ----------------   ----------------

Net Earnings (Loss) Attributable to AXA Equitable...........    $     2,073       $     (2,163)      $     3,226
                                                                ================  ================   ================


Amounts attributable to AXA Equitable:
   Earnings (loss) earnings from continuing operations,
     net of income taxes....................................    $     2,073       $     (2,166)      $     3,225
   Earnings (loss) from discontinued operations,
     net of income taxes....................................              -                  3                (5)
   Gains (losses) on disposal of discontinued operations,
     net of income taxes....................................              -                  -                 6
                                                                ----------------  ----------------   ----------------
Net Earnings (Loss).........................................    $     2,073       $     (2,163)      $     3,226
                                                                ================  ================   ================










                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                                      2010               2009              2008
                                                                 ----------------   ----------------  ----------------
                                                                                    (IN MILLIONS)
EQUITY
AXA Equitable's equity:
   Common stock, at par value, beginning and end of year........ $         2        $         2       $          2
                                                                 ----------------   ----------------  ----------------

   Capital in excess of par value, beginning of year............       5,583              5,184              5,265
   Sale of AllianceBernstein Units to noncontrolling interest...           -                (54)                 -
   Changes in capital in excess of par value....................          10                453                (81)
                                                                 ----------------   ----------------  ----------------
   Capital in excess of par value, end of year..................       5,593              5,583              5,184
                                                                 ----------------   ----------------  ----------------

   Retained earnings, beginning of year.........................       6,312              8,413              5,187
   Net earnings (loss) attributable to AXA Equitable............       2,073             (2,163)             3,226
   Stockholder dividends........................................        (300)                 -                  -
   Impact of implementing new accounting guidance,
     net of taxes...............................................           -                 62                  -
                                                                 ----------------   ----------------  ----------------
   Retained earnings, end of year...............................       8,085              6,312              8,413
                                                                 ----------------   ----------------  ----------------

   Accumulated other comprehensive income (loss),
     beginning of year..........................................      (1,036)            (2,236)              (268)
   Impact of implementing new accounting guidance,
     net of taxes ..............................................           -                (62)                 -
   Other comprehensive income (loss) attributable to
     AXA Equitable..............................................         407              1,262             (1,968)
                                                                 ----------------   ----------------  ----------------
   Accumulated other comprehensive income (loss), end of year...        (629)            (1,036)            (2,236)
                                                                 ----------------   ----------------  ----------------

     AXA EQUITABLE'S EQUITY, END OF YEAR........................      13,051             10,861             11,363
                                                                 ----------------   ----------------  ----------------

   Noncontrolling interest, beginning of year...................       3,269              2,897              2,479
   Net earnings (loss) attributable to noncontrolling interest..         235                359                470
   Other comprehensive income (loss)
     attributable to noncontrolling interest....................          (7)                66                (70)
   Purchase of AllianceBernstein Units by
     noncontrolling interest....................................           5                  -                  8
   Repurchase of AllianceBernstein Holding units................        (148)                 -                  -
   Purchase of AB Put...........................................           -                135                496
   Dividends paid to noncontrolling interest....................        (357)              (320)              (563)
   Capital contributions........................................           -                  -                 13
   Other changes in noncontrolling interest.....................         121                132                 64
                                                                 ----------------   ----------------  ----------------

     Noncontrolling interest, end of year.......................       3,118              3,269              2,897
                                                                 ----------------   ----------------  ----------------

TOTAL EQUITY, END OF YEAR....................................... $    16,169        $    14,130       $     14,260
                                                                 ================   ================  ================









                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                                      2010               2009              2008
                                                                 ----------------   ----------------  ----------------
                                                                                    (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)............................................. $     2,308        $    (1,804)      $      3,696
                                                                 ----------------   ----------------  ----------------

Other comprehensive income (loss), net of income taxes:

Change in unrealized gains (losses), net of
   reclassification adjustment..................................         440              1,331             (1,445)
Defined benefit plans:
   Net gain (loss) arising during year..........................        (121)               (65)              (620)
   Prior service cost arising during year.......................           -                  -                  -
   Less: reclassification adjustment for:
     Amortization of net (gains) losses included
       in net periodic cost.....................................          82                 65                 31
     Amortization of net prior service credit
       included in net periodic cost............................          (1)                (3)                (4)
     Amortization of net transition asset.......................           -                  -                  -
                                                                 ----------------   ----------------  ----------------
       Other comprehensive income (loss) - defined
         benefit plans..........................................         (40)                (3)              (593)
                                                                 ----------------   ----------------  ----------------

Total other comprehensive income (loss), net of income taxes....         400              1,328             (2,038)
                                                                 ----------------   ----------------  ----------------

Comprehensive income (loss).....................................       2,708               (476)             1,658
                                                                 ----------------   ----------------  ----------------

   Less: Comprehensive (income) loss attributable to
     noncontrolling interest....................................        (228)              (425)              (400)
                                                                 ----------------   ----------------  ----------------

Comprehensive Income (Loss) Attributable to AXA Equitable....... $     2,480        $      (901)      $      1,258
                                                                 ================   ================  ================













                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008


                                                                    2010               2009               2008
                                                               ----------------   ----------------  -----------------
                                                                                   (IN MILLIONS)
Net earnings (loss).........................................   $      2,308       $    (1,804)      $      3,696
Adjustments to reconcile net earnings (loss) to net cash

  provided by operating activities:
  Interest credited to policyholders' account balances......            950             1,004              1,065
  Universal life and investment-type product
     policy fee income......................................         (3,067)           (2,918)            (2,952)
  Net change in broker-dealer and customer related
     receivables/payables...................................            125            (1,353)               619
  (Income) loss related to derivative instruments...........            284             3,079             (7,302)
  Change in reinsurance recoverable with affiliate..........           (233)            1,486             (6,352)
  Investment (gains) losses, net............................            184               (54)               339
  Change in segregated cash and securities, net.............           (124)            1,587               (203)
  Change in deferred policy acquisition costs...............           (747)             (860)             2,091
  Change in future policy benefits..........................          1,136              (755)             2,398
  Change in income taxes payable............................            720            (1,223)             1,135
  Contribution to pension plans.............................           (202)              (32)               (36)
  Real Estate asset write-off charge........................             26                 3                  -
  Change in fair value of contracts.........................         (2,350)            2,566             (1,567)
  Amortization of deferred compensation.....................            178                88                 75
  Amortization of deferred sales commissions................             47                55                 79
  Amortization of reinsurance cost..........................            274               318                 11
  Other depreciation and amortization.......................            161               156                140
  Amortization of other intangible..........................             23                24                 24
  (Gains) losses on disposal of discontinued operations.....              -                 -                 (6)
  Other, net................................................            313                50               (161)
                                                               ----------------   ----------------  -----------------

Net cash provided by (used in) operating activities.........              6             1,417             (6,907)
                                                               ----------------   ----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments of fixed maturities and
     mortgage loans on real estate..........................          2,753             2,058              1,728
  Sales of investments......................................          3,398             6,737                796
  Sale of AXA Equitable Life and Annuity....................              -                 -                 61
  Purchases of investments..................................         (7,068)           (8,995)            (2,107)
  Cash settlements related to derivative instruments........           (651)           (2,564)             5,337
  Change in short-term investments..........................            (53)              140                 29
  Decrease in loans to affiliates...........................              3                 1                  -
  Increase in loans to affiliates...........................              -              (250)                 -
  Change in capitalized software, leasehold improvements
     and EDP equipment .....................................            (62)             (120)              (163)
  Other, net................................................            (25)                9                155
                                                               ----------------   ----------------  -----------------

Net cash provided by (used in) investing activities.........         (1,705)           (2,984)             5,836
                                                               ----------------   ----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                  (CONTINUED)

                                                                   2010              2009               2008
                                                             -----------------  ----------------   ----------------
                                                                                 (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
    Deposits................................................  $     3,187        $     3,395        $    4,385
    Withdrawals and transfers to Separate Accounts..........         (483)            (2,161)           (2,603)
  Change in short-term financings...........................          (24)               (36)             (498)
  Change in collateralized pledged liabilities..............         (270)               126               569
  Change in collateralized pledged assets...................          533               (632)                -
  Proceeds from loans from affiliates.......................            -                  -             1,000
  Capital contribution......................................            -                439                 -
  Shareholder dividends paid................................         (300)                 -                 -
  Repurchase of AllianceBernstein Holding units.............         (235)                 -                 -
  Distribution to noncontrolling interest in
     consolidated subsidiaries..............................         (357)              (320)             (563)
  Other, net................................................           11                145                11
                                                             -----------------  ----------------   ----------------

Net cash provided by (used in) financing activities.........        2,062                956             2,301
                                                             -----------------  ----------------   ----------------

Change in cash and cash equivalents.........................          363               (611)            1,230
Cash and cash equivalents, beginning of year................        1,792              2,403             1,173
                                                             -----------------  ----------------   ----------------

Cash and Cash Equivalents, End of Year......................  $     2,155        $     1,792        $    2,403
                                                             =================  ================   ================

Supplemental cash flow information:
  Interest Paid.............................................  $        19        $        17        $       34
                                                             =================  ================   ================
  Income Taxes (Refunded) Paid..............................  $       (27)       $        44        $      257
                                                             =================  ================   ================











                See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  1) ORGANIZATION

     AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

     The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

     Insurance
     ---------

     The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

     The Company's insurance business is conducted principally by AXA Equitable and, until August 1, 2008, its wholly owned life insurance subsidiary, AXA Equitable Life and Annuity Company ("AXA Life"). On August 1, 2008 AXA Equitable sold AXA Life to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of AXA Financial, for $60.8 million in cash, which approximated AXA Equitable's investment in AXA Life.

     Investment Management
     ---------------------

     The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional services, servicing institutional clients including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and certain of its insurance company subsidiaries, by means of separately-managed accounts, sub-advisory relationships, structured products, collective investment trusts, mutual funds, hedge funds and other investment vehicles, (b) retail services, servicing retail clients, primarily by means of retail mutual funds sponsored by AllianceBernstein or an affiliated company, sub-advisory relationships with mutual funds sponsored by third parties, separately-managed account programs sponsored by financial intermediaries worldwide, and other investment vehicles, (c) private client services, servicing private clients, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities, by means of separately-managed accounts, hedge funds, mutual funds, and other investment vehicles, and (d) Bernstein Research Services servicing institutional investors seeking research, portfolio analysis, and brokerage-related services, and issuers of publicly-traded securities seeking equity capital markets services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"); Sanford C. Bernstein & Co. LLC ("SCB LLC"); Sanford C. Bernstein Limited ("SCBL"); and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

     AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

     On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners at a price of $18.349 per Unit pursuant to the final installment of the buy back agreement ("AB Put") related to AllianceBernstein's 2000 acquisition of SCB Inc. (the "Bernstein Acquisition"). As a result of this transaction, noncontrolling interest subject to redemption rights totaling $135 million were reclassified as noncontrolling interests in first quarter 2009.

     On March 30, 2009, AXA Financial Group sold 41.9 million limited partnership interests in Alliance-Bernstein ("AllianceBernstein Units") to an affiliate of AXA. As a result of the sale, AXA Financial Group's economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

     In 2009, AllianceBernstein awarded 9.8 million restricted AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. As a result, AXA Financial Group's and the Company's economic ownership of AllianceBernstein decreased to 44.8% and 35.9%, respectively. In 2009, as a result of the issuance of these restricted Holding units, AXA Financial Group and the Company's Capital in excess of par value decreased by $93 million and $65 million, respectively, net of applicable taxes with respective increases in Noncontrolling interests of $93 million and $65 million.

     AllianceBernstein engages in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program and purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards. During 2010, AllianceBernstein purchased 8.8 million Holding units for $226 million, reflecting open-market purchases of
     7.4 million Holding units for $195 million and the remainder primarily relating to employee tax withholding purchases. AllianceBernstein intends to continue to engage in open-market purchases of Holding units, from time to time, to help fund anticipated obligations under its incentive compensation award program.

     AllianceBernstein granted 13.1 million restricted Holding unit awards to employees during 2010. To fund these awards, AB Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million previously repurchased Holding units held in the consolidated rabbi trust. There were approximately 30,000 unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2010. The purchase of Holding units and issuance of Holding units resulted in a decrease of $19 million in Capital excess of par value with a corresponding $19 million increase in Noncontrolling interest.

     At December 31, 2010 and December 31, 2009, the Company's economic interest in AllianceBernstein was 35.5% and 35.9%, respectively. At December 31, 2010, and December 31, 2009, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 61.4% and 62.1%.

2)   SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation and Principles of Consolidation
     -----------------------------------------------------

     The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

    The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

    At December 31, 2010 and 2009, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities - Revised. At December 31, 2010 and 2009, respectively, as reported in the consolidated balance sheet, these investments included $0 million and $0 million of fixed maturities (collateralized debt and loan obligations) and $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2010 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

    Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

    AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

    At December 31, 2010, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $25 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

    All significant intercompany transactions and balances have been eliminated in consolidation. The years "2010," "2009" and "2008" refer to the years ended December 31, 2010, 2009 and 2008, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

    Accounting Changes
    ------------------

    In January 2010, the FASB issued new guidance for accounting and reporting for decreases in ownership of a subsidiary. This guidance clarifies the scope of a decrease in ownership provisions for consolidations and expands the disclosures about the deconsolidation of a subsidiary or derecognition of a group of assets within the scope of consolidation. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

    In March 2010, the FASB issued new guidance to eliminate the scope exception for embedded credit derivatives in beneficial interests in securitized financial assets, such as asset-backed securities, credit-linked notes, and collateralized loan and debt obligations, except for those created solely by subordination. This guidance provides clarification and related additional examples to improve financial reporting by resolving potential ambiguity about the extent of the embedded credit derivative scope exception. This guidance was effective for the first interim reporting period beginning after June 15, 2010. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

    In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes," were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Troubled debt restructurings effective date will be determined upon coordination with the guidance for determining what constitutes a troubled debt restructuring. Currently the new troubled debt restructuring disclosure is anticipated to be effective for the first interim or annual period beginning on or after June 15, 2011. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

    Effective January 1, 2009, the Company adopted the new guidance for presentation of noncontrolling interests in consolidated financial statements and was required to retrospectively conform all prior periods presented to:

        o recharacterize minority interests, previously classified within liabilities, as noncontrolling interests reported as a component of consolidated equity on the balance sheet, and to

        o include total income in net income, with separate disclosure on the face of the consolidated income statement of the attribution of income between controlling and noncontrolling interests.

     As a result, total equity at December 31, 2008 increased by $2,897 million, representing noncontrolling interest, and total liabilities at December 31, 2008 decreased by $2,897 million as a result of the elimination of minority interest. Additionally, for the year 2008, earnings (loss) from continuing operations, net of income taxes increased by $470 million and net earnings
     (loss) attributable to the noncontrolling interest increased by $470 million.

     Effective January 1, 2009, the Company adopted new guidance for business combinations to be applied prospectively for all future acquisitions. While retaining the requirement to use purchase accounting for all business combinations, this guidance's new rules include the following:

        o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control of the target company, and any noncontrolling interest;

        o Contingent consideration will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred; and

        o Costs expected to be incurred to effect a restructuring plan will be recognized as post-combination expenses.

     Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For available-for-sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

     The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings (loss), as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in other comprehensive income (loss) ("OCI"). In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings (loss).

     As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62 million at that date with a corresponding decrease to Accumulated other comprehensive income (loss) ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $116 million, equal to the amount of the cumulative effect adjustment, without giving effect to deferred policy acquisition costs ("DAC") and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

     Earnings (loss) from continuing operations, net of income taxes, and Net earnings (loss) attributable to AXA Equitable for 2010 and 2009 reflected increases of $18 million and $6 million, respectively, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment gains (losses) net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings (loss), and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income (loss) for all periods subsequent to implementation of this guidance. In addition,
     Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

     Effective April 1, 2009, the Company implemented additional guidance related to fair value measurements and disclosures when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This modification retains the "exit price" objective of fair value measurement and provides specific factors to consider for distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Beginning in fourth quarter 2008, the Company concluded under previous guidance that markets for certain commercial mortgage-backed securities ("CMBS") were inactive and, consequently, changed its methodology for measuring the fair value of the CMBS to minimize reliance on market trading activity and the pricing of isolated transactions. Implementation of the revised guidance did not have a material impact on the Company's consolidated results of operations or financial position. At December 31, 2010 and 2009, the fair value of the Company's CMBS portfolio was $1,104 million and $1,490 million, respectively.

     On June 12, 2009, the FASB issued new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and required additional disclosures about an entity's involvement with VIEs. The guidance removed the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, required a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, this new guidance became effective for interim and annual reporting periods beginning January 1, 2010. All existing consolidation conclusions were required to be recalculated under this new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein had a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements. In January 2010, the FASB deferred portions of this guidance as they relate to asset managers. As such, the Company determined that all entities for which the Company is a sponsor and/or investment manager, other than collateralized debt obligations and collateralized loan obligations (collectively "CDOs"), qualify for the scope deferral and continue to be assessed for consolidation under the previous guidance for consolidation of VIEs. Implementation of this guidance did not have a material effect on the Company consolidated financial statements.

     Effective December 31, 2009, the Company implemented the FASB's amended guidance on Employers' Disclosures about Pension and Other Postretirement Benefits which required additional disclosures about plan assets, including more granular disclosure of asset classes, investment strategies and allocations, and measurements of fair value.

     Effective January 1, 2008, the Company implemented new guidance which established a single authoritative definition of fair value, set out a framework for measuring fair value, and required additional disclosures about fair value measurements. It applies only to fair value measurements that were already required or permitted under U.S. GAAP, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company's implementation of this guidance at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefits ("GMIB") reinsurance asset, resulting in an increase in net income of $69 million, related to an increase in the fair value of the GMIB reinsurance asset of $211 million, offset by increased DAC amortization of $105 million and increased Federal income taxes of $37 million. This increase in the GMIB reinsurance asset's fair value was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of this guidance.

     On February 12, 2008, the FASB deferred the effective date of the fair value framework for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delayed the application of this guidance to the Company's annual impairment testing of goodwill and other intangible assets until December 31, 2009. The adoption of this guidance did not have a material impact on the methodologies, assumptions, or inputs used by the Company to measure fair value for these impairment assessments.

     Effective December 31, 2008, the Company adopted the new guidance for beneficial interests in securitized financial assets. This guidance conformed the OTTI assessment for interests in securitized financial assets to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. Debt securities with amortized cost and fair values of approximately $1,311 million and $931 million, respectively, at December 31, 2010 and $1,631 million and $1,155 million, respectively, at December 31, 2009 were subject to this amendment. Adoption of this guidance had no impact on the Company's consolidated results of operations or financial position.

     New Accounting Pronouncements
     -----------------------------

     In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance is effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which are effective for fiscal years beginning after December 15, 2010. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

     In April 2010, the FASB issued guidance on how investments held through Separate Accounts affect an insurer's consolidation analysis of those investments. This guidance clarifies that insurers would not be required in their evaluation of whether to consolidate investments to combine their General Account interest with the Separate Accounts in the same investment, unless the Separate Account interest is held for the benefit of a related party policyholder. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 with early adoption permitted with changes to be applied retroactively. Management does not expect the implementation of this guidance will have a material impact on the Company's consolidated financial statements.

     Also issued by the FASB in April 2010 was new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance is effective for the first interim reporting period beginning after December 15, 2010. Implementation of this guidance is not expected to have a material effect on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

     In October 2010, the FASB issued new guidance for accounting for costs associated with acquiring or renewing insurance contracts, which amends current accounting guidance for insurance companies, to address which costs related to the acquisition of new or renewal insurance contracts qualify for deferral. The guidance allows insurance entities to defer costs related to the acquisition of new or renewal insurance contracts that are:

        o incremental direct costs of the contract acquisition (i.e., would not have been incurred had the acquisition activity not occurred),
        o a portion of the employee's compensation and fringe benefits related to certain activities for successful contract acquisitions, or
        o direct-response advertising costs as defined in current accounting guidance for capitalized advertising costs.

     An insurance entity would expense as incurred all other costs related to the acquisition of new or renewal insurance contracts. The amendments in the guidance are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, and can be applied either prospectively or retrospectively. Early application is permitted at the beginning of an entity's annual reporting period. Management is currently evaluating the impact of adoption, however, management expects the direct and incremental costs that can be deferred under the new guidance are expected to be significantly reduced from what is deferred today. The new guidance is expected to be adopted as of January 1, 2012, with retrospective adoption being considered.

     Closed Block
     ------------

     As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

     Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Insurance Department (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

     The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

     If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

     Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed

     Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

     Investments
     -----------

     The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

     The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

     The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

     If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

     Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

     Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

     Policy loans are stated at unpaid principal balances.

     Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the

     Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

     Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

     Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

     Corporate owned life insurance ("COLI") is purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2010 and 2009, the carrying value of COLI was $787 million and $720 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

     Short-term investments are reported at amortized cost that approximates fair value and are included with other invested assets.

     Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

     All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

     Valuation Allowances for Mortgage Loans:
     ---------------------------------------

     For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

        o Loan-to-value ratio - Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

        o Debt service coverage ratio - Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

        o Occupancy - Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

        o Lease expirations - The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

        o Maturity - Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

        o Borrower/tenant related issues - Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

        o Payment status - current vs. delinquent - A history of delinquent payments may be a cause for concern.

        o Property condition - Significant deferred maintenance observed during Lender's annual site inspections.

        o Other - Any other factors such as current economic conditions may call into question the performance of the loan.

     Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

     Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

     For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

     Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

     Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2010 and 2009, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $0 million and $0 million for commercial and $3 million and $0 million for agricultural, respectively.

     Derivatives
     -----------

     The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), GMIB and guaranteed withdrawal benefit for life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits being higher than what accumulated policyholders account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

     A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, variance swaps and swaptions as well as repurchase agreement transactions. For both GMDB, GMIB and GWBL, the Company retains certain risks including basis and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB and GWBL features that result from financial markets movements. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

     GWBL features and reinsurance contracts covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the embedded derivatives: the GWBL features are reported in Policyholder's benefits, and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

     In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB and GWBL features, in fourth quarter 2008 and continuing into 2009, the Company implemented hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities. A majority of this protection expired in first quarter 2010, but a portion of the equity market protection extends into 2011. During 2010, the Company had in place an anticipatory hedge program to protect against declining interest rates with respect to projected variable annuity sales. Also during 2010, a significant portion of exposure to realized interest rate volatility was hedged through the purchase of swaptions with initial maturities between 6 months and 10 years. Beginning in fourth quarter 2010, the Company purchased swaptions to initiate a hedge of its General Account duration and convexity gap resulting from minimum crediting rates on interest sensitive and annuity business.

     Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses interest rate floors and swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

     AXA Equitable also uses interest rate swaps to reduce exposure to interest rate fluctuations on certain of its long-term loans from affiliates. The Company is exposed to equity market fluctuations through investments in Separate Accounts and may enter into derivative contracts specifically to minimize such risk.

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2010 and December 31, 2009, respectively, the Company held $512 million and $695 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

     At December 31, 2010, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $223 million. At December 31, 2010, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year and 30-year U.S. Treasury Notes, having initial margin requirements of $60 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $13 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2010 are exchange-traded and net settled daily in cash.

     Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

     Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2010, and December 31, 2009, respectively, were $84 million and $598 million, for which the Company had posted collateral of $99 million and $632 million in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2010, the Company would not have been required to post material collateral to its counterparties.

     Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized
     ---------------------------------------------------------------------------
     Investment Gains (Losses)
     -------------------------

     Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

     Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

     Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

     Unrealized investment gains (losses) on fixed maturities and equity securities AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life policies, investment-type products and participating traditional life policies.

   Fair Value of Other Financial Instruments
   -----------------------------------------

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1        Quoted prices for identical instruments in active markets.
                  Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
   Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
   Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

     At December 31, 2010 and 2009, respectively, investments classified as Level 1 comprise approximately 74.2% and 74.0% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash and cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

     At December 31, 2010 and 2009, respectively, investments classified as Level 2 comprise approximately 24.3% and 23.5% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

     Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2010, and December 31, 2009, respectively, approximately $1,726 million and $1,678 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2, including commercial mortgage obligations, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

     As disclosed in Note 3, at December 31, 2010 and 2009, respectively, the net fair value of freestanding derivative positions is approximately $540 million and $169 million or approximately 38.2% and 11.4% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

     The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $3 million at December 31, 2010 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2010.

     At December 31, 2010 and 2009, respectively, investments classified as Level 3 comprise approximately 1.5% and 2.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2010 and 2009, respectively, were approximately $277 million and $366 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,251 million and $1,707 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2010 and 2009, respectively. Prior to fourth quarter 2008, pricing of these CMBS was sourced from a third-party service, whose process placed significant reliance on market trading activity. Beginning in fourth quarter 2008, the lack of sufficient observable trading data made it difficult, at best, to validate prices of CMBS below the senior AAA tranche. Consequently, the Company instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from the third party service. At December 31, 2010, the Company continued to apply this methodology to measure the fair value of CMBS below the senior AAA tranche, having demonstrated ongoing insufficient frequency and volume of observable trading activity in these securities.

     Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $19 million at December 31, 2010 to recognize incremental counterparty non-performance risk.

     The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2010.

     Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2010 and 2009, no assets were required to be measured at fair value on a non-recurring basis.

     Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2010 and 2009.

     Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

     Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

     The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

     Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

     Recognition of Insurance Income and Related Expenses
     ----------------------------------------------------

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

     Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

     DAC
     ---

     Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

     For universal life and investment-type contracts, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract's total life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

     A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the fees earned, costs incurred associated with the GMDB and GMIB features related to the variable annuity contracts, as well as other sources of profit. This applies to variable life policies to a lesser degree. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned and decrease the costs incurred associated with the GMDB and GMIB features related to the variable annuity contracts, resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

     In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2010, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9% (6.72% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations were 15% (12.72% net of product weighted average Separate Account fees) and 0% (-2.28% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions and parameters are subject to change only when management's long-term expectation changes.

     If actual market returns continue at levels that would result in assuming future market returns of 15% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2010, current projections of future average gross market returns assume a 0% annualized return for the next seven quarters, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9% in eleven quarters.

     At the end of each accounting period, the present value of estimated gross profits or assessments is updated based on historical and anticipated future experience. Due primarily to the significant reduction in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Account balances to 9%, future estimated gross profits at December 31, 2008 for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks; related to these products would be recognized in current earnings (loss) while the related reserves do not fully and immediately reflect the immediate impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated assessments for Accumulator(R) products, subject to loss recognition testing.

     In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

     For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2010, the average rate of assumed investment yields, excluding policy loans, was 6% grading to 5.5% over 5 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

     For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

     Contractholder Bonus Interest Credits
     -------------------------------------

     Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

     Policyholders' Account Balances and Future Policy Benefits
     ----------------------------------------------------------

     Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

     AXA Equitable issues or has issued certain variable annuity products with GMDB and GWBL features. AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

     For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

     For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.25% to 10.7% for annuity liabilities.

     Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

     Policyholders' Dividends
     ------------------------

     The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

     At December 31, 2010, participating policies, including those in the Closed Block, represent approximately 7.5% ($25 billion) of directly written life insurance in-force, net of amounts ceded.

     Separate Accounts
     -----------------

     Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

     The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2010, 2009 and 2008, investment results of such Separate Accounts were gains (losses) of $10,117 million, $15,465 million and $(33,913) million, respectively.

     Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

     The Company reports the General Account's interests in Separate Accounts as Trading securities in the consolidated balance sheets.

     Recognition of Investment Management Revenues and Related Expenses
     ------------------------------------------------------------------

     Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

     Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2010 was not impaired.

     AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

     Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2010. These assumptions are updated periodically.Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

     Goodwill and Other Intangible Assets
     ------------------------------------

     Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Based on the 2010 impairment testing performed as of December 31, 2010, management determined that goodwill was not impaired.

     Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired. These intangible assets continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

     Other intangible assets are tested for impairment quarterly. Management determined that other intangible assets were not impaired at December 31, 2010.

     Other Accounting Policies
     -------------------------

     Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

     AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

     Discontinued operations include real estate held-for-sale.

     Real estate investments meeting the following criteria are classified as real estate held-for-sale:

        o Management having the authority to approve the action commits the organization to a plan to sell the property.

        o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.

        o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.

        o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.

        o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.

        o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

     Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

     At December 31, 2010 and 2009, AXA Equitable did not have any real estate held-for-sale. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2010 were not significant.

3)   INVESTMENTS

     Fixed Maturities and Equity Securities
     --------------------------------------

     The following table provides information relating to fixed maturities and equity securities classified as AFS:


                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION


                                                            GROSS              GROSS
                                        AMORTIZED         UNREALIZED        UNREALIZED                             OTTI
                                           COST             GAINS             LOSSES          FAIR VALUE        IN AOCI (3)
                                     ----------------- ----------------- ------------------ ---------------- ------------------
                                                                           (IN MILLIONS)
DECEMBER 31, 2010:
------------------
Fixed maturities:
    Corporate....................... $      20,494      $     1,348      $         110      $    21,732      $           -
    U.S. Treasury, government
     and agency(4)..................         1,986               18                 88            1,916                  -
    States and
     political subdivisions.........           516               11                 16              511                  -
    Foreign governments.............           502               59                  1              560                  -
    Commercial mortgage-backed......         1,473                5                375            1,103                 19
    Residential mortgage-backed (1).         1,601               67                  -            1,668                  -
    Asset-backed (2) ...............           245               13                 12              246                  7
    Redeemable preferred stock......         1,364               23                 66            1,321                  -
                                     ----------------- ----------------- ------------------ ---------------- ------------------
     Total Fixed Maturities.........        28,181            1,544                668           29,057                 26

Equity securities...................            26                -                  3               23                  -
                                     ----------------- ----------------- ------------------ ---------------- ------------------

Total at December 31, 2010.......... $      28,207      $     1,544      $         671      $    29,080      $          26
                                     ================= ================= ================== ================ ==================

December 31, 2009
-----------------
Fixed maturities:
    Corporate....................... $      19,438      $       991      $         235      $    20,194                  1
    U.S. Treasury, government
     and agency.....................         1,830               13                153            1,690                  -
    States and
     political subdivisions.........           389                7                 14              382                  -
    Foreign governments.............           270               32                  -              302                  -
    Commercial mortgage-backed......         1,980                2                492            1,490                  2
    Residential mortgage-backed (1).         1,605               46                  1            1,650                  -
    Asset-backed (2) ...............           278               11                 21              268                  8
    Redeemable preferred stock......         1,707                9                222            1,494                  -
                                     ----------------- ----------------- ------------------ -----------------------------------
     Total Fixed Maturities.........        27,497            1,111              1,138           27,470                 11

Equity securities...................            44               10                  -               54                  -
                                     ----------------- ----------------- ------------------ -----------------------------------

Total at December 31, 2009.......... $      27,541      $     1,121      $       1,138      $    27,524      $          11
                                     ================= ================= ================== ===================================


     (1) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
     (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
     (3) Amounts represent OTTI losses in AOCI, which were not included in earnings in accordance with current accounting guidance.
     (4) Reflects $122 million of amortized cost of FDIC insured bonds that were reported as Corporate in 2009 and moved to U.S. Treasury, government and agency in 2010.

     At December 31, 2010 and 2009, respectively, the Company had trading fixed maturities with an amortized cost of $207 million and $115 million and carrying values of $208 million and $126 million. Gross unrealized gains on trading fixed maturities were $3 million and $12 million and gross unrealized losses were $2 million and $1 million for 2010 and 2009, respectively.

     The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2010 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2010

                                                                 AMORTIZED
                                                                   COST            FAIR VALUE
                                                              ----------------   ----------------
                                                                        (IN MILLIONS)
Due in one year or less.....................................   $    2,234         $    2,265
Due in years two through five...............................        8,210              8,721
Due in years six through ten................................        8,612              9,155
Due after ten years.........................................        4,442              4,578
                                                              ----------------   ----------------
    Subtotal................................................       23,498             24,719
Commercial mortgage-backed securities.......................        1,473              1,103
Residential mortgage-backed securities......................        1,601              1,668
Asset-backed securities.....................................          245                246
                                                              ----------------   ----------------
Total     ..................................................   $   26,817         $   27,736
                                                              ================   ================

The Company recognized OTTI on AFS fixed maturities as follows:


                                                                      December 31,
                                                  ------------------------------------------------------
                                                        2010              2009               2008
                                                  -----------------  ----------------  -----------------
                                                                      (IN MILLIONS)
 Credit losses recognized in earnings (loss) (1).. $     (282)        $    (168)        $     (286)
 Non-credit losses recognized in OCI..............        (18)               (6)                 -
                                                  -----------------  ----------------  -----------------
 Total OTTI....................................... $     (300)        $    (174)        $     (286)
                                                  =================  ================  =================

 (1) During 2010 and 2009, respectively, included in credit losses recognized in earnings (loss) were OTTI of $6 million and $3 million related to AFS fixed maturities as the Company intended to sell or expected to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

     The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.


                   FIXED MATURITIES - CREDIT LOSS IMPAIRMENTS


                                                                                                 2010              2009
                                                                                            --------------- -------------------
                                                                                                      (IN MILLIONS)
Balances at January 1, 2010 and March 31, 2009, respectively.............................    $     (146)     $         -
Cumulative adjustment related to implementing new accounting guidance on April 1, 2009...             -             (122)
Impact of consolidation of Wind-Up Annuities business....................................             -               (6)
Previously recognized impairments on securities that matured, paid, prepaid or sold......            99              146
Recognized impairments on securities impaired to fair value this period (1)..............            (6)              (3)
Impairments recognized this period on securities not previously impaired.................          (268)            (143)
Additional impairments this period on securities previously impaired.....................            (8)             (22)
Increases due to passage of time on previously recorded credit losses....................             -                -
Accretion of previously recognized impairments due to increases in expected cash flows...             -                -
                                                                                            --------------- -------------------
Balances at December 31,.................................................................    $     (329)     $      (150)
                                                                                            =============== ===================


   (1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

     Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                                                         DECEMBER 31,
                                                                              -----------------------------------
                                                                                   2010               2009
                                                                              ----------------  -----------------
                                                                                        (IN MILLIONS)
      AFS Securities:
        Fixed maturities:
          With OTTI losses...................................................  $       (16)      $       (11)
          All other..........................................................          892               (16)
        Equity securities....................................................           (3)               10
                                                                              ----------------  -----------------
      Net Unrealized Gains (Losses)..........................................  $       873       $       (17)
                                                                              ================  =================

     Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

       NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                       AOCI GAIN
                                             NET                                                    DEFERRED            (LOSS)
                                          UNREALIZED                                                 INCOME         RELATED TO NET
                                            GAINS                                                     TAX             UNREALIZED
                                         (LOSSES) ON                          POLICYHOLDERS          ASSET            INVESTMENT
                                         INVESTMENTS            DAC            LIABILITIES         (LIABILITY)      GAINS (LOSSES)
                                        ---------------    --------------    ----------------    ---------------    ----------------
                                                                               (IN MILLIONS)
Balance, January 1, 2010..............  $      (11)        $          6      $           -       $          2       $         (3)
Net investment gains (losses)
  arising during the period...........           3                    -                  -                  -                  3
Reclassification adjustment for OTTI
  losses:
     Included in Net earnings (loss)..           9                    -                  -                  -                  9
     Excluded from Net
       earnings (loss) (1)............         (17)                   -                  -                  -                (17)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................           -                   (3)                 -                  -                 (3)
     Deferred income taxes............           -                    -                  -                  2                  2
     Policyholders liabilities........           -                    -                  2                  -                  2
                                        ---------------    --------------    ----------------    ---------------    ----------------
Balance, December 31, 2010............  $      (16)        $          3      $           2       $          4       $         (7)
                                        ===============    ==============    ================    ===============    ================

    (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings
         (loss) for securities with no prior OTTI loss.

           ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI


                                                                                                                       AOCI GAIN
                                             NET                                                    DEFERRED            (LOSS)
                                          UNREALIZED                                                 INCOME         RELATED TO NET
                                            GAINS                                                     TAX             UNREALIZED
                                         (LOSSES) ON                          POLICYHOLDERS          ASSET            INVESTMENT
                                         INVESTMENTS            DAC            LIABILITIES        (LIABILITY)       GAINS (LOSSES)
                                        ---------------    --------------    ----------------    ---------------    ----------------
                                                                               (IN MILLIONS)
Balance, January 1, 2010..............  $       (6)        $        (29)     $           -       $         (3)      $        (38)
Net investment gains (losses)
  arising during the period...........         680                    -                  -                  -                680
Reclassification adjustment for OTTI
   losses:
     Included in Net earnings (loss)..         198                    -                  -                  -                198
     Excluded from Net
       earnings (loss) (1)............          17                    -                  -                  -                 17
Impact of net unrealized investment
   gains (losses) on:
     DAC..............................           -                 (106)                 -                  -               (106)
     Deferred income taxes............           -                    -                  -               (220)              (220)
     Policyholders liabilities........           -                    -               (121)                 -               (121)
                                        --------------     -------------     ---------------     --------------     ---------------
Balance, December 31, 2010............  $      889         $       (135)     $        (121)      $       (223)      $        410
                                        ==============     =============     ===============     ==============     ===============

   (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.


       Net Unrealized Gains (Losses) on Fixed Maturities with OTTI Losses


                                                                                                                       AOCI Gain
                                             Net                                                    Deferred            (Loss)
                                          Unrealized                                                 Income         Related to Net
                                            Gains                                                     Tax             Unrealized
                                         (Losses) on                          Policyholders          Asset            Investment
                                         Investments            DAC            Liabilities         (Liability)      Gains (Losses)
                                        ---------------    --------------    ----------------    ---------------    ----------------
                                                                               (In Millions)
Balance, January 1, 2009..............  $        -         $          -      $           -       $          -       $          -
Cumulative impact of implementing
  new guidance........................          (7)                   1                  -                  2                 (4)
Net investment gains (losses)
  arising during the period...........         (21)                   -                  -                  -                (21)
Reclassification adjustment for OTTI
  losses:
     Included in Net earnings (loss)..          22                    -                  -                  -                 22
     Excluded from Net
       earnings (loss) (1)............         (5)                   -                  -                  -                 (5)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................           -                    5                  -                  -                  5
     Deferred income taxes............           -                    -                  -                  -                  -
     Policyholders liabilities........           -                    -                  -                  -                  -
                                        --------------     -------------     ---------------     --------------     ---------------
Balance, December 31, 2009............  $      (11)        $          6      $           -       $          2       $         (3)
                                        ==============     =============     ===============     ==============     ===============


  (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

           All Other Net Unrealized Investment Gains (Losses) in AOCI


                                                                                                                         AOCI
                                             Net                                                    Deferred            (Loss)
                                          Unrealized                                                 Income         Related to Net
                                            Gains                                                     Tax             Unrealized
                                         (Losses) on                          Policyholders          Asset            Investment
                                         Investments            DAC            Liabilities        (Liability)       Gains (Losses)
                                        ---------------    --------------    ----------------    ---------------    ----------------
                                                                               (In Millions)
Balance, January 1, 2009..............  $   (2,385)        $        554      $           -       $       681        $   (1,150)
Cumulative impact of implementing
  new guidance........................        (108)                  19                  -                31               (58)
Net investment gains (losses)
  arising during the period...........       2,657                    -                  -                 -             2,657
Reclassification adjustment for OTTI
  losses:
     Included in Net earnings (loss)..        (115)                   -                  -                 -              (115)
     Excluded from Net
       earnings (loss) (1)............           5                    -                  -                 -                 5
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................           -                 (602)                 -                 -              (602)
     Deferred income taxes............           -                    -                  -              (715)             (715)
     Policyholders liabilities........           -                    -                  -                 -                 -
Impact of consolidation of
     Wind-up Annuities business.......         (60)                   -                  -                 -               (60)
                                        --------------     -------------     ---------------     --------------     ---------------
Balance, December 31, 2009............  $       (6)        $        (29)     $           -       $        (3)       $      (38)
                                        ==============     =============     ===============     ==============     ===============

   (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

     The following tables disclose the fair values and gross unrealized losses of the 550 issues at December 31, 2010 and the 744 issues at December 31, 2009 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:


                                                              DECEMBER 31, 2010
                           -----------------------------------------------------------------------------------------
                                LESS THAN 12 MONTHS          12 MONTHS OR LONGER                  TOTAL
                           --------------------------- ------------------------------ ------------------------------
                                              GROSS                        GROSS                         GROSS
                                            UNREALIZED                   UNREALIZED                    UNREALIZED
                             FAIR VALUE       LOSSES      FAIR VALUE       LOSSES       FAIR VALUE       LOSSES
                           ------------- ------------- --------------- ------------- --------------- ---------------
                                                                (IN MILLIONS)
  Fixed maturities:
    Corporate............. $     1,999    $      (68)    $      394    $       (42)   $    2,393     $     (110)
    U.S. Treasury,
      government and
      agency..............         820           (42)           171            (46)          991            (88)
    States and political
      subdivisions........         225            (9)            33             (7)          258            (16)
    Foreign governments...          77            (1)            10              -            87             (1)
    Commercial
      mortgage-backed.....          46            (3)           936           (372)          982           (375)
    Residential
      mortgage-backed.....         157             -              2              -           159              -
    Asset-backed..........          23             -             65            (12)           88            (12)
    Redeemable
      preferred stock.....         345            (7)           689            (59)        1,034            (66)
                           ------------   ------------   -----------   ------------   ------------   ------------

   Total.................. $     3,692    $     (130)    $    2,300    $      (538)   $    5,992     $     (668)
                           ============   ============   ===========   ============   ============   ============

                                                             December 31, 2009
                          -----------------------------------------------------------------------------------------
                            Less Than 12 Months (1)       12 Months or Longer (1)                Total
                          ----------------------------  ----------------------------  -----------------------------
                                             Gross                        Gross                         Gross
                                          Unrealized                    Unrealized                    Unrealized
                            Fair Value      Losses       Fair Value       Losses       Fair Value       Losses
                          -------------- -------------  ------------- --------------  ------------- ---------------
                                                               (In Millions)

Fixed maturities:
  Corporate.............  $     2,043    $      (54)    $    2,023    $     (181)    $    4,066     $     (235)
  U.S. Treasury,
    government and
    agency..............        1,592          (152)             -             -          1,592           (152)
  States and political
    subdivisions........          210           (10)            23            (4)           233            (14)
  Foreign governments...           41             -              5             -             46              -
  Commercial mortgage-
     backed.............           34           (16)         1,349          (476)         1,383           (492)
  Residential mortgage-
     backed.............           54             -              2             -             56              -
  Asset-backed..........           48            (9)            69           (13)           117            (22)
  Redeemable
    preferred stock.....           51            (7)         1,283          (216)         1,334           (223)
                          ------------   ------------   ------------  -------------  -------------  ---------------

Total...................  $     4,073    $     (248)    $    4,754    $     (890)    $    8,827     $   (1,138)
                          ============   ============   ============  =============  =============  ===============

    (1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new guidance.

     The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of .35% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2010 and 2009 were $142 million and $150 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2010 and 2009, respectively, approximately $2,303 million and $2,212 million, or 8% and 8%, of the $28,181 million and $27,497 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $361 million and $456 million at December 31, 2010 and 2009, respectively.

     The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2010 and 2009, respectively, the Company owned $30 million and $37 million in RMBS backed by subprime residential mortgage loans, and $17 million and $23 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

     At December 31, 2010, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $26 million.

     For 2010, 2009 and 2008, respectively, investment income is shown net of investment expenses of $60 million, $77 million and $101 million.

     At December 31, 2010 and 2009, respectively, the amortized cost of the Company's trading account securities was $482 million and $332 million with respective fair values of $506 million and $485 million. Also at December 31, 2010 and 2009, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $42 million and $38 million and costs of $41 million and $35 million as well as other equity securities with carrying values of $23 million and $54 million and costs of $26 million and $44 million.

     In 2010, 2009 and 2008, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $39 million, $133 million and $(388) million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings
     (loss).

     Mortgage Loans
     --------------

     The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $0 million and $0 million at December 31, 2010 and 2009, respectively. Gross interest income on these loans included in net investment income (loss) totaled $0 million, $0 million and $0 million in 2010, 2009 and 2008, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $0 million, $0 million and $0 million in 2010, 2009 and 2008, respectively.

     Valuation Allowances for Mortgage Loans:
     ----------------------------------------

     Allowance for credit losses for mortgage loans in 2010 are as follows:


                                                                                  MORTGAGE LOANS
                                                               -----------------------------------------------------
                                                                 COMMERCIAL         AGRICULTURAL          TOTAL
                                                               ---------------     ---------------     -------------
ALLOWANCE FOR CREDIT LOSSES:                                                        (IN MILLIONS)
Beginning balance, January 1............................       $          -       $          -        $          -
      Charge-offs.......................................                  -                  -                   -
      Recoveries........................................                  -                  -                   -
      Provision.........................................                 18                  -                  18
                                                               --------------     --------------      --------------
Ending Balance, December 31.............................       $         18       $          -                  18
                                                               ==============     ==============      ==============

Ending Balance, December 31:
      Individually Evaluated for Impairment.............       $         18       $          -        $         18
                                                               ==============     ==============      ==============

      Collectively Evaluated for Impairment.............       $          -       $          -        $          -
                                                               ==============     ==============      ==============

      Loans Acquired with Deteriorated
         Credit Quality.................................       $          -       $          -        $          -
                                                               ==============     ==============      ==============


     Investment valuation allowances for mortgage loans and changes for 2009 and 2008 follow:

                                                                   2009              2008
                                                             -----------------  ----------------
                                                                       (In Millions)
       Balances, beginning of year.......................    $         -        $         1
       Additions charged to income.......................              -                  -
       Deductions for writedowns and
         asset dispositions..............................              -                 (1)
                                                             -----------------  ----------------
       Balances, End of Year.............................    $         -        $         -
                                                             =================  ================

       Balances, end of year comprise:
         Mortgage loans on real estate...................    $         -        $         -
                                                             -----------------  ----------------
       Total    .........................................    $         -        $         -
                                                             =================  ================

     The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following table provides information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2010.

        MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2010
                          DEBT SERVICE COVERAGE RATIO

                                                        COMMERCIAL MORTGAGE LOANS (1)
                                                                                           LESS       TOTAL
LOAN-TO-VALUE RATIO (2)          GREATER     1.8X TO    1.5X TO     1.2X TO    1.0X TO     THAN       MORTGAGE
                                 THAN 2.0X   2.0X       1.8X        1.5X       1.2X        1.0X       LOANS
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
                                                                  (IN MILLIONS)
   0% - 50%..............        $      59   $       -  $      -    $      52  $       -   $       -  $     111
   50% - 70%.............               32         109        111         467         55           -        774
   70% - 90%.............              194          35        406         402        124          50      1,211
   90% plus..............                -           -         87          24        402          61        574
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
Total Commercial
   Mortgage Loans........        $     285   $     144  $     604   $     945  $     581   $     111  $   2,670
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
                                                       AGRICULTURAL MORTGAGE LOANS (1)
                                                                                           LESS       TOTAL
LOAN-TO-VALUE RATIO (2)          GREATER     1.8X TO    1.5X TO     1.2X TO    1.0X TO     THAN       MORTGAGE
                                 THAN 2.0X   2.0X       1.8X        1.5X       1.2X        1.0X       LOANS
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
                                                                  (IN MILLIONS)
   0% - 50%..............        $     155   $      80  $     162   $     243  $     186   $       5  $     831
   50% - 70%.............               52          13        134         150        107          24        480
   70% - 90%.............                -           -          -           -          -           -          -
   90% plus..............                -           -          -           -          3           -          3
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
Total Agricultural
   Mortgage Loans........        $     207   $      93  $     296   $     393  $     296   $      29  $   1,314
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------

                                                           TOTAL MORTGAGE LOANS (1)
                                                                                           LESS       TOTAL
LOAN-TO-VALUE RATIO (2)          GREATER     1.8X TO    1.5X TO     1.2X TO    1.0X TO     THAN       MORTGAGE
                                 THAN 2.0X   2.0X       1.8X        1.5X       1.2X        1.0X       LOANS
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
                                                                  (IN MILLIONS)
   0% - 50%..............        $     214   $      80  $     162   $     295  $     186   $       5  $     942
   50% - 70%.............               84         122        245         617        162          24      1,254
   70% - 90%.............              194          35        406         402        124          50      1,211
   90% plus..............                -           -         87          24        405          61        577
                                 ---------   ---------  ---------   ---------  ---------   ---------  ---------
Total Mortgage Loans.....        $     492   $     237  $     900   $   1,338  $     877   $     140  $   3,984
                                 =========   =========  =========   =========  =========   =========  =========

  (1) The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.

  (2) The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

     The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2010.


                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                                                        RECORDED
                                                              GREATER                                                  INVESTMENT
                                                                THAN                                      TOTAL         > 90 DAYS
                                     30-59         60-89         90                                     FINANCING          AND
                                      DAYS         DAYS         DAYS       TOTAL           CURRENT     RECEIVABLES      ACCRUING
                                  ----------    ----------   ---------   ----------       ----------    ----------      ---------
                                                                            (IN MILLIONS)
Total Mortgage Loans:
    Commercial ............       $        -    $        -   $       -   $        -       $    2,670    $    2,670      $       -
    Agricultural...........                -             -           5            5            1,309         1,314              3
                                  ----------    ----------   ---------   ----------       ----------    ----------      ---------
TOTAL......................       $        -    $        -   $       5   $        5       $    3,979    $    3,984      $       3
                                  ==========    ==========   =========   ==========       ==========    ===========     =========


    The following table provides information regarding impaired loans at December 31, 2010:


                            IMPAIRED MORTGAGE LOANS

                                                  UNPAID                       AVERAGE        INTEREST
                                  RECORDED      PRINCIPAL       RELATED        RECORDED        INCOME
                                  INVESTMENT     BALANCE       ALLOWANCE      INVESTMENT     RECOGNIZED
                                  ----------    ---------      ---------      ----------     ----------
                                                               (IN MILLIONS)
With no related
  allowance recorded:
  Commercial mortgage
    loans- other...........       $        -    $       -      $       -      $        -     $        -
  Agricultural mortgage
    loans..................                3            3              -               -              -
                                  ----------    ---------      ---------      ----------     ----------
TOTAL......................       $        3    $       3      $       -      $        -     $        -
                                  ==========    =========      =========      ==========     ==========

With related
  allowance recorded:
  Commercial mortgage
    loans- other...........       $      122    $     122      $     (18)     $       24     $        2
  Agricultural mortgage
    loans..................                -            -              -               -              -
                                  ----------    ---------      ---------      ----------     ----------
TOTAL......................       $      122    $     122      $     (18)     $       24     $        2
                                  ==========    =========      =========      ==========     ==========

     During 2009 and 2008, respectively, the Company's average recorded investment in impaired mortgage loans was $0 million and $8 million. Interest income recognized on these impaired mortgage loans totaled $0 million and $1 million for 2009 and 2008 respectively.

     There were no impaired mortgage loans with the related investment valuation allowances at December 31, 2009.

     Equity Real Estate
     ------------------

     The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2010 and 2009, respectively, the Company owned no real estate acquired in satisfaction of debt. During 2010, 2009 and 2008 no real estate was acquired in satisfaction of debt.

     Accumulated depreciation on real estate was $0 million and $0 million at December 31, 2010 and 2009, respectively. Depreciation expense on real estate totaled $0 million, $8 million and $18 million for 2010, 2009 and 2008, respectively.

     At December 31, 2010 and 2009, AXA Equitable's equity real estate portfolio had no valuation allowances.

     Equity Method Investments
     -------------------------

     Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,459 million and $1,308 million, respectively, at December 31, 2010 and 2009. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $131 million and $91 million, respectively, at December 31, 2010 and 2009. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $173 million, $(78) million and $(58) million, respectively, for 2010, 2009 and 2008.

     Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater (3 and 3 individual ventures at December 31, 2010 and 2009, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:


                                                                                        DECEMBER 31,
                                                                             -----------------------------------
                                                                                  2010               2009
                                                                             ----------------  -----------------
                                                                                       (IN MILLIONS)
       BALANCE SHEETS
       Investments in real estate, at depreciated cost.....................   $      557        $       547
       Investments in securities, generally at fair value..................           40                 34
       Cash and cash equivalents...........................................            4                 20
       Other assets........................................................           62                  1
                                                                             ----------------  -----------------
       Total Assets........................................................   $      663        $       602
                                                                             ================  =================

       Borrowed funds - third party........................................   $      299        $       310
       Other liabilities...................................................            7                 15
                                                                             ----------------  -----------------
       Total liabilities...................................................          306                325
                                                                             ----------------  -----------------

       Partners' capital...................................................          357                277
                                                                             ----------------  -----------------
       Total Liabilities and Partners' Capital.............................   $      663        $       602
                                                                             ================  =================

       The Company's Carrying Value in
         Those Entities Included Above.....................................   $      196        $       155
                                                                             ================  =================

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       STATEMENTS OF EARNINGS (LOSS)
       Revenues of real estate joint ventures............  $     110          $       30        $        60
       Net revenues of other limited partnership
         interests.........................................        3                  (5)                 -
       Interest expense - third party....................        (22)                 (7)               (14)
       Other expenses....................................        (59)                (17)               (37)
                                                          ----------------   ----------------  -----------------
       Net Earnings (Loss)...............................  $      32          $        1        $         9
                                                          ================   ================  =================

       The Company's Equity in Net Earnings (Loss) of
         Those Entities Included Above................... $       18         $         2       $         12
                                                          ================   ================  =================

     Derivatives
     -----------

     The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.


                       DERIVATIVE INSTRUMENTS BY CATEGORY
                   AT OR FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                     FAIR VALUE
                                                         ----------------------------------    GAINS (LOSSES)
                                          NOTIONAL            ASSET            LIABILITY       REPORTED IN NET
                                           AMOUNT          DERIVATIVES        DERIVATIVES      EARNINGS (LOSS)
                                        ------------       -----------        -----------      ---------------
                                                                      (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts (1):
   Futures........................      $      3,772       $          -       $          -     $        (815)
   Swaps..........................               734                  -                 27               (79)
   Options........................             1,070                  5                  1               (49)

Interest rate contracts (1):
   Floors.........................             9,000                326                  -               157
   Swaps      ....................             5,352                201                134               250
   Futures    ....................             5,151                  -                  -               289
   Swaptions  ....................             4,479                171                  -               (38)

Other freestanding contracts (1,4):
   Foreign currency Contracts.....               133                  -                  1                 1
                                                                                               ---------------
   NET INVESTMENT INCOME (LOSS)...                                                                      (284)
                                                                                               ---------------


EMBEDDED DERIVATIVES:
GMIB reinsurance contracts (2)....                 -              4,606                  -             2,350

GWBL and other features (3).......                 -                  -                 38                17
                                        ------------       ------------       ------------     ---------------
Balances, Dec. 31, 2010...........      $     29,691       $      5,309       $        201     $       2,083
                                        ============       ============       ============     ===============


     (1) Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
     (2)  Reported in Other assets in the consolidated balance sheets.
     (3)  Reported in Future policy benefits and other policyholder liabilities.
     (4)  Reported in Commissions, fees and other income.

                       Derivative Instruments by Category
                   At or For the Year Ended December 31, 2009


                                                                   Fair Value
                                                         --------------------------------      Gains (Losses)
                                                                               Liability       Reported In Net
                                       Notional Amount   Asset Derivatives    Derivatives      Earnings (Loss)
                                       ---------------   -----------------    -----------      ---------------
                                                                     (In Millions)
Freestanding derivatives:
Equity contracts(1):
   Futures........................      $      3,399       $          -       $          -      $     (1,142)
   Swaps..........................               801                  1                 19              (271)
   Options........................            11,650                920              1,139              (818)

Interest rate contracts (1):
   Floors.........................            15,000                300                  -              (128)
   Swaps..........................             2,100                 86                 25              (178)
   Futures........................             3,791                  -                  -              (526)
   Swaptions......................             1,200                 44                  -               (17)

Other freestanding contracts (2):.                 -                  -                  -                 -

                                                                                                ------------
   Net investment income (loss)                                                                       (3,080)
                                                                                                ------------
Embedded derivatives:
GMIB reinsurance contracts (2)....                 -              2,256                  -            (2,566)

GWBL and other features (3).......                 -                  -                 55               218
                                        ------------       ------------       ------------      ------------
Balances, Dec. 31, 2009...........      $     37,941       $      3,607       $      1,238      $     (5,428)
                                        ============       ============       ============      ============

     (1)  Reported in Other invested assets in the consolidated balance sheets.
     (2)  Reported in Other assets in the consolidated balance sheets.
     (3)  Reported in Future policy benefits and other policyholder liabilities.

4)   GOODWILL AND OTHER INTANGIBLE ASSETS

     The carrying value of goodwill related to AllianceBernstein totaled $3,456 million and $3,410 million at December 31, 2010 and 2009, respectively. The Company tests this goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. In accordance with the accounting guidance, the Company determined that goodwill was not impaired at December 31, 2010 and 2009 as the fair value of its investment in AllianceBernstein, the reporting unit, exceeded its carrying value at each respective measurement date.

     The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its AllianceBernstein reporting unit for purpose of goodwill impairment testing. The estimated fair value is determined using a discounted cash flow valuation technique consisting of applying business growth rate assumptions over the estimated life of the goodwill asset and then discounting the resulting expected cash flows to arrive at a present value amount that approximates fair value. In these tests, the discounted expected cash flow model uses AllianceBernstein's current business plan, which factors in current market conditions and all material events that have impacted, or that management believes at the time could potentially impact, future expected cash flows for the first four years and a compounded annual growth rate thereafter. The resulting amount, net of noncontrolling interest, was tax-effected to reflect taxes incurred at the Company level. At December 31, 2010, the impairment test indicated that goodwill was not impaired.

     The gross carrying amount of AllianceBernstein related intangible assets were $559 million and $555 million at December 31, 2010 and 2009, respectively and the accumulated amortization of these intangible assets were $313 million and $289 million at December 31, 2010 and 2009, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24 million, $24 million and $24 million for 2010, 2009 and 2008, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $22 million. AllianceBernstein tests intangible assets for impairment quarterly by comparing their fair value, as determined by applying a present value technique to expected cash flows, to their carrying value. Each quarter, significant assumptions used to estimate the expected cash flows from these intangible assets, primarily investment management contracts, are updated to reflect management's consideration of current market conditions on expectations made with respect to customer account attrition and asset growth rates. As of December 31, 2010, management determined that these intangible assets were not impaired.

     On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of a $14 million cash payment, $3 million of assumed liabilities and $32 million of contingent consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill.

     At December 31, 2010 and 2009, respectively, net deferred sales commissions totaled $76 million and $90 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2010 net asset balance for each of the next five years is $34 million, $20 million, $15 million, $6 million and $1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2010, AllianceBernstein determined that the deferred sales commission asset was not impaired.

     If market conditions deteriorate significantly and securities valuations remain depressed for prolonged periods of time, AllianceBernstein's assets under management, revenues, profitability, and unit price likely would be adversely affected. As a result, more frequent impairment testing may be required and potentially could result in an impairment of the goodwill, intangible assets, and/or deferred sales commission asset attributable to AllianceBernstein. In addition, subsequent impairment testing may be based upon different assumptions and future cash flow projections than used at December 31, 2010 as management's current business plan could be negatively impacted by other risks to which AllianceBernstein's business is subject, including, but not limited to, retention of investment management contracts, selling and distribution agreements, and existing relationships with clients and various financial intermediaries. Any impairment would reduce the recorded goodwill, intangible assets, and/or deferred sales commission asset amounts with a corresponding charge to earnings (loss).

5)  CLOSED BLOCKS

    Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                            DECEMBER 31,
                                                                                -------------------------------------
                                                                                      2010                2009
                                                                                -----------------    ----------------
                                                                                           (IN MILLIONS)

        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other...    $     8,272          $    8,412
        Policyholder dividend obligation....................................            119                   -
        Other liabilities...................................................            142                  70
                                                                                -----------------    ----------------
        Total Closed Block liabilities......................................          8,533               8,482
                                                                                -----------------    ----------------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at fair value (amortized
          cost of $5,416 and $5,575)........................................          5,605               5,631
        Mortgage loans on real estate.......................................            981               1,029
        Policy loans........................................................          1,119               1,158
        Cash and other invested assets......................................            281                  68
        Other assets........................................................            245                 264
                                                                                -----------------    ----------------
        Total assets designated to the Closed Block.........................          8,231               8,150
                                                                                -----------------    ----------------

        Excess of Closed Block liabilities over assets designated to
          the Closed Block..................................................            302                 332

        Amounts included in accumulated other comprehensive income (loss):
          Net unrealized investment gains (losses) net of deferred income tax (expense) benefit of $(28) and $(23) and policyholder
             dividend obligation of $(119) and $0...........................             53                  44
                                                                                -----------------    ----------------

        Maximum Future Earnings To Be Recognized From Closed Block
          Assets and Liabilities............................................    $       355          $      376
                                                                                =================    ================

       AXA Equitable's Closed Block revenues and expenses follow:

                                                                 2010              2009              2008
                                                            ----------------  ----------------  ----------------
                                                                               (IN MILLIONS)

        REVENUES:
        Premiums and other income.......................... $     365         $     382          $     393
        Investment income (loss) (net of investment
           expenses of $0, $1, and $0).....................       468               482                496
        Investment gains (losses), net:
           Total OTTI losses...............................       (31)              (10)               (46)
            Portion of loss recognized in
              other comprehensive income (loss)............         1                 -                  -
                                                            ---------------- -----------------  ----------------
                Net impairment losses recognized...........       (30)              (10)               (46)
            Other investment gains (losses), net...........         7                 -                 (2)
                                                            ---------------- -----------------  ----------------
                Total investment gains (losses), net.......       (23)              (10)               (48)
                                                            ---------------- -----------------  ----------------
        Total revenues.....................................       810               854                841
                                                            ---------------- -----------------  ----------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends..............       776               812                819
        Other operating costs and expenses.................         2                 2                  7
                                                            ---------------- -----------------  ----------------
        Total benefits and other deductions................       778               814                826
                                                            ---------------- -----------------  ----------------

        Net revenues, before income taxes..................        32                40                 15
        Income tax (expense) benefit.......................       (11)              (14)                (5)
                                                            ---------------- -----------------  ----------------
        Net Revenues....................................... $      21         $      26          $      10
                                                            ================ =================  ================

     A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                                                                       DECEMBER 31,
                                                                           -------------------------------------
                                                                                 2010               2009
                                                                           -----------------  ------------------
                                                                                      (IN MILLIONS)
      Balances, beginning of year.........................................  $         -        $        -
      Unrealized investment gains (losses)................................          119                 -
                                                                           -----------------  ------------------
      Balances, End of year...............................................  $       119        $        -
                                                                           =================  ==================

     Impaired mortgage loans along with the related investment valuation allowances follows:


                                                                                     DECEMBER 31,
                                                                          ------------------------------------
                                                                               2010                2009
                                                                          ----------------    ----------------
                                                                                     (IN MILLIONS)

      Impaired mortgage loans with investment valuation allowances....    $        62         $         -
      Impaired mortgage loans without investment valuation allowances.              3                   -
                                                                          ----------------    ----------------
      Recorded investment in impaired mortgage loans..................             65                   -
      Investment valuation allowances.................................             (7)                  -
                                                                          ----------------    ----------------
      Net Impaired Mortgage Loans.....................................    $        58         $         -
                                                                          ================    ================

     During 2010, 2009 and 2008, AXA Equitable's Closed Block's average recorded investment in impaired mortgage loans were $13 million, $0 million and $0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1 million, $0 million and $0 million for 2010, 2009 and 2008, respectively.

     Valuation allowances on mortgage loans at December 31, 2010 and 2009 were $7 million and $0 million, respectively. Writedowns of fixed maturities were $30 million, $10 million and $46 million for 2010, 2009 and 2008, respectively.

6)   CONTRACTHOLDER BONUS INTEREST CREDITS

     Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                                                        DECEMBER 31,
                                                                             ------------------------------------
                                                                                  2010               2009
                                                                             ----------------  ------------------
                                                                                        (IN MILLIONS)

       Balance, beginning of year..........................................   $    795          $     808
       Contractholder bonus interest credits deferred .....................         39                 61
       Amortization charged to income .....................................        (62)               (74)
                                                                             ----------------  ------------------
       Balance, End of Year ...............................................   $    772          $     795
                                                                             ================  ==================

7)   FAIR VALUE DISCLOSURES

     Assets and liabilities are measured at fair value on a recurring basis and are summarized below:


                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2010

                                                   LEVEL 1            LEVEL 2            LEVEL 3              TOTAL
                                                ---------------    ---------------    ---------------    ----------------
                                                                             (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities, available-for-sale:
      Corporate..........................       $         7        $     21,405       $        320       $     21,732
      U.S. Treasury, government
        and agency.......................                 -               1,916                  -              1,916
      States and political subdivisions..                 -                 462                 49                511
      Foreign governments................                 -                 539                 21                560
      Commercial mortgage-backed.........                 -                   -              1,103              1,103
      Residential mortgage-backed (1)....                 -               1,668                  -              1,668
      Asset-backed (2)...................                 -                  98                148                246
      Redeemable preferred stock.........               207               1,112                  2              1,321
                                                --------------     --------------     --------------     ---------------
        Subtotal.........................               214              27,200              1,643             29,057
                                                --------------     --------------     --------------     ---------------
   Other equity investments..............                53                   -                 13                 66
   Trading securities....................               425                  81                  -                506
   Other invested assets:
      Short-term investments.............                 -                 148                  -                148
      Swaps..............................                 -                  40                  -                 40
      Futures............................                 -                   -                  -                  -
      Options............................                 -                   4                  -                  4
      Floors.............................                 -                 326                  -                326
      Swaptions..........................                 -                 171                  -                171
                                                --------------     --------------     --------------     ---------------
        Subtotal.........................                 -                 689                  -                689
                                                --------------     --------------     --------------     ---------------
Cash equivalents.........................             1,693                   -                  -              1,693
Segregated securities....................                 -               1,110                  -              1,110
GMIB reinsurance contracts...............                 -                   -              4,606              4,606
Separate Accounts' assets................            89,647               2,160                207             92,014
                                                --------------     --------------     --------------     ---------------
        Total Assets.....................       $    92,032        $      31,240      $      6,469       $    129,741
                                                ==============     ==============     ==============     ===============
LIABILITIES
GWBL and other features' liability.......       $         -        $           -      $         38       $         38
                                                --------------     --------------     --------------     ---------------
        Total Liabilities................       $         -        $           -      $         38       $         38
                                                ==============     ==============     ==============     ===============

          (1) Includes publicly traded agency pass-through securities and collateralized obligations.
          (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                  Fair Value Measurements at December 31, 2009


                                               Level 1            Level 2            Level 3             Total
                                           ----------------   ----------------    ---------------   ----------------
                                                                        (In Millions)
Assets
Investments:
 Fixed maturities, available-for-sale:
    Corporate........................      $         -        $     19,728        $       466       $     20,194
    U.S. Treasury, government
      and agency.....................                -               1,690                  -              1,690
    States and political subdivisions                -                 334                 47                381
    Foreign governments..............                -                 281                 21                302
    Commercial mortgage-backed.......                -                   -              1,490              1,490
    Residential mortgage-backed (1)..                -               1,651                  -              1,651
    Asset-backed (2).................                -                  51                217                268
    Redeemable preferred stock.......              191               1,291                 12              1,494
                                           ---------------    ---------------     --------------    ---------------
      Subtotal.......................              191              25,026              2,253             27,470
 Other equity investments............               90                   -                  1                 91
 Trading securities..................              423                  61                  1                485
 Other invested assets...............                -                 (36)               300                264
Cash equivalents.....................            1,367                   -                  -              1,367
Segregated securities................                -                 986                  -                986
GMIB reinsurance contracts...........                -                   -              2,256              2,256
Separate Accounts' assets............           82,102               1,684                230             84,016
                                           ---------------    ---------------     --------------    ---------------
    Total Assets.....................      $    84,173        $      27,721       $     5,041       $    116,935
                                           ===============    ===============     ==============    ===============

Liabilities
GWBL and other features' liability...      $         -        $           -       $        55       $         55
                                           ---------------    ---------------     --------------    ---------------
    Total Liabilities................      $         -        $           -       $        55       $         55
                                           ===============    ===============     ==============    ===============

   (1) Includes publicly traded agency pass-through securities and collateralized obligations.
   (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

     In 2010, AFS fixed maturities with fair values of $204 million and $56 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $66 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 2.0% of total equity at December 31, 2010.

     The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2010 and 2009, respectively:


                                                      LEVEL 3 INSTRUMENTS
                                                    FAIR VALUE MEASUREMENTS
                                                         (IN MILLIONS)

                                                 U.S.
                                              TREASURY,    STATE AND                 COMMERCIAL      RESIDENTIAL
                                               GOVT AND    POLITICAL     FOREIGN      MORTGAGE-        MORTGAGE-       ASSET-
                                 CORPORATE      AGENCY   SUB-DIVISIONS    GOVTS        BACKED           BACKED         BACKED
                                 ---------    ---------  -------------  ---------    ----------      -----------     ---------
Balance, January 1, 2010....     $     466    $       -     $      47   $      21     $   1,490       $       -      $     217
Total gains (losses),
 realized and unrealized,
 included in:
   Earnings (loss) as:
    Net investment
      income (loss).........             4            -             -           -             2               -              -
    Investment gains
      (losses), net.........             6            -             -           -          (271)              -              1
    Increase (decrease) in
     the fair value of the
     reinsurance contracts..             -            -             -           -             -               -              -
                                 ---------    ---------   -----------   ---------    ----------      ----------      ---------
      Subtotal..............            10            -             -           -          (269)              -              1
                                 ---------    ---------   -----------   ---------    ----------      ----------      ---------
   Other comprehensive
    income (loss)...........             3            -             3           -           119               -             14
Purchases/issuances.........            22            -             -           -             -               -              -
Sales/settlements...........           (88)           -            (1)          -          (237)              -            (40)
Transfers into/out of
 Level 3 (2)................           (93)           -             -           -             -               -            (44)
                                 ---------    ---------   -----------   ---------    ----------      ----------      ---------
Balance, Dec. 31, 2010......     $     320    $       -     $      49   $      21     $   1,103       $       -      $     148
                                 =========    =========   ===========   =========    ==========      ==========      =========


   (1)  Includes Trading Securities' Level 3 amount.
   (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                                                                                         GWBL
                                         REDEEMABLE        OTHER             OTHER         GMIB           SEPARATE     AND OTHER
                                          PREFERRED        EQUITY           INVESTED    REINSURANCE       ACCOUNTS      FEATURES
                                           STOCK        INVESTMENTS(1)       ASSETS        ASSET           ASSETS      LIABILITY
                                         ----------     --------------     ----------   -----------      ----------    ----------
Balance, January 1, 2010............     $       12     $          2       $      300    $    2,256      $      230    $       55
Total gains (losses),
 realized and unrealized,
 included in:
   Earnings (loss) as:
    Net investment income (loss)....              -                -                -             -               -             -
    Investment gains (losses), net..              4                -                -             -             (22)            -
    Increase (decrease) in
     the fair value of the
     reinsurance contracts..........              -                -                -         2,150               -             -
    Policyholders' benefits.........              -                -                -             -               -           (34)
                                         ----------     ------------       ----------   -----------      ----------    ----------
      Subtotal......................              4                -                -         2,150             (22)          (34)
                                         ----------     ------------       ----------   -----------      ----------    ----------
   Other comprehensive
     income (loss)..................              -                -                -             -               -             -
Purchases/issuances.................              -                -                -           200               2            17
Sales/settlements...................            (14)              (2)               -             -              (8)            -
Transfers into/out of
 Level 3 (2)........................              -               13             (300)            -               5             -
                                         ----------     ------------       ----------   -----------      ----------    ----------
Balance, Dec. 31, 2010..............     $        2     $         13       $        -    $    4,606      $      207    $       38
                                         ==========     ============       ==========   ===========      ==========    ==========


   (1)  Includes Trading securities' Level 3 amount.
   (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                 U.S.                       State and        Commer-        Residen-
                                               Treasury,                    Political         cial            tial
                                               Govt and       Foreign          Sub-         Mortgage-       Mortgage       Asset-
                                Corporate       Agency         Govts        divisions        backed          backed        backed
                               -----------    ----------     ---------     -----------     ----------       --------       -------
Balance, January 1, 2009..     $       411    $       -      $      64     $        55     $    1,587       $      -       $   304
 Total gains (losses),
  realized and unrealized,
  included in:
  Earnings (Loss) as:
  Net investment
    income (loss).........               2            -              -               -              3              -            (1)
  Investment gains
   (losses), net..........             (40)           -              -               -            (24)             -           (20)
  Increase (decrease) in
   the fair value of the
   reinsurance contracts..               -            -              -               -              -              -             -
                               -----------    ----------     ---------     -----------     ----------       --------       -------
     Subtotal.............             (38)           -              -               -            (21)             -           (21)
                               -----------    ----------     ---------     -----------     ----------       --------       -------
 Other comprehensive
  income (loss)...........              14            -              3              (7)            49              -            20
Purchases/issuances......              107            -              1               -              -              -             -
Sales/settlements.........             (41)           -              -              (1)          (127)             -           (48)
Transfers into/out of
  Level 3 (2).............              13            -            (47)              -              2              -           (38)
                               -----------    ----------     ---------     -----------     ----------       --------       -------
Balance, Dec. 31, 2009....     $       466    $       -      $      21     $        47     $    1,490       $      -       $   217
                               ===========    ==========     =========     ===========     ==========       ========       =======

   (1)  Includes Trading securities' Level 3 amount.
   (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                  Redeem-                                                                                GWBL
                                   able             Other              Other           GMIB            Separate       and Other
                                 Preferred         Equity             Invested      Reinsurance         Accounts       Features
                                   Stock        Investments(1)         Assets          Asset             Assets       Liability
                                -----------     --------------      ------------    -----------       -----------     ----------
Balance, January 1, 2009....    $         2       $       2          $      547      $    4,822        $      334      $    273
Total gains (losses),
 realized and unrealized,
 included in:
   Earnings (Loss) as:
  Net investment
    income (loss) ..........              -               -                (357)              -                 -             -
  Investment gains
   (losses), net............            (45)              -                   -               -               (95)            -
  Increase (decrease)
   in the fair value of the
   reinsurance contracts....              -               -                   -          (2,746)                -             -
  Policyholders' benefits...              -               -                   -               -                 -          (230)
                                -----------     -------------        -----------     -----------       -----------    -----------
     Subtotal...............            (45)              -                (357)         (2,746)              (95)         (230)
                                -----------     -------------        -----------     -----------       -----------    -----------
 Other comprehensive
  income (loss).............             34               -                   -               -                 -             -
Purchases/issuances.........              -               -                   -             180                 1            12
Sales/settlements...........              -              (1)                110               -                (7)            -
Transfers into/out of
  Level 3 (2)...............             21               1                   -               -                (3)            -
                                -----------     -------------        -----------     -----------       -----------    -----------
Balance, Dec. 31, 2009......    $        12       $       2          $      300      $    2,256        $      230      $     55
                                ===========     =============        ===========     ===========       ===========    ===========

   (1)  Includes Trading securities' Level 3 amount.
   (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

    The table below details changes in unrealized gains (losses) for 2010 and 2009 by category for Level 3 assets still held at December 31, 2010 and 2009, respectively:

                                                         EARNINGS (LOSS)
                                        --------------------------------------------------
                                                                              INCREASE
                                            NET           INVESTMENT       (DECREASE) IN
                                         INVESTMENT          GAINS         FAIR VALUE OF                             POLICY-
                                           INCOME          (LOSSES),        REINSURANCE                             HOLDERS'
                                           (LOSS)             NET            CONTRACTS             OCI              BENEFITS
                                        -------------    --------------    ---------------    ---------------    ----------------
                                                                             (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2010
STILL HELD AT DECEMBER 31, 2010:
   Change in unrealized
   gains (losses):
     Fixed maturities,
      available-for-sale:
        Corporate...................    $      -         $       -         $        -         $       10         $           -
        U.S. Treasury, government
          and agency................           -                 -                  -                  -                     -
        State and political
          subdivisions..............           -                 -                  -                  2                     -
        Foreign governments.........           -                 -                  -                  1                     -
        Commercial
          mortgage-backed...........           -                 -                  -                 92                     -
        Residential
          mortgage-backed...........           -                 -                  -                  -                     -
        Asset-backed................           -                 -                  -                 13                     -
        Redeemable preferred stock..           -                 -                  -                  -                     -
                                        ------------     --------------    --------------     --------------     ---------------
            Subtotal................           -                 -                  -                118                     -
                                        ------------     --------------    --------------     --------------     ---------------
      Equity securities,
        available-for-sale..........           -                 -                  -                  -                     -
     Other equity investments.......           -                 -                  -                  -                     -
     Other invested assets..........           -                 -                  -                  -                     -
     Cash equivalents...............           -                 -                  -                  -                     -
     Segregated securities..........           -                 -                  -                  -                     -
     GMIB reinsurance contracts.....           -                 -              2,350                  -                     -
     Separate Accounts' assets......           -               (21)                 -                  -                     -
     GWBL and other
        features' liability.........           -                 -                  -                  -                    17
                                        ------------     --------------    --------------     --------------     ---------------
         Total......................    $      -         $     (21)        $    2,350         $      118         $          17
                                        ============     ==============    ==============     ==============     ===============

                                                        Earnings (Loss)
                                      ----------------------------------------------------
                                                                              Increase
                                            Net            Investment      (Decrease) in
                                        Investment           Gains         Fair Value of                             Policy-
                                          Income           (Losses),        Reinsurance                             holders'
                                          (Loss)              Net            Contracts             OCI              Benefits
                                      ----------------    -------------    ---------------    ---------------    ----------------
                                                                            (In Millions)
Level 3 Instruments
Full Year 2009
Still Held at December 31, 2009:
   Change in unrealized
   gains (losses)
     Fixed maturities,
      available-for-sale:
        Corporate...................  $         -        $       -         $        -         $       (2)        $         -
        U.S. Treasury, government
          and agency................            -                -                  -                  -                   -
        State and political
          subdivisions..............            -                -                  -                 (7)                  -
        Foreign governments.........            -                -                  -                  2                   -
        Commercial
          mortgage-backed...........            -                -                  -                 37                   -
        Residential
          mortgage-backed...........            -                -                  -                  -                   -
        Asset-backed................            -                -                  -                  7                   -
        Redeemable preferred stock..            -                -                  -                 34                   -
                                      ----------------    -------------    ---------------    ---------------    ----------------
            Subtotal................            -                -                  -                 71                   -
                                      ----------------    -------------    ---------------    ---------------    ----------------
      Equity securities,
        available for sale..........            -                -                  -                  -                   -
     Other equity investments.......            -                -                  -                  -                   -
     Other invested assets..........         (247)               -                  -                  -                   -
     Cash equivalents...............            -                -                  -                  -                   -
     Segregated securities..........            -                -                  -                  -                   -
     GMIB reinsurance contracts.....            -                -             (2,566)                 -                   -
     Separate Accounts' assets......            -              (96)                 -                  -                   -
     GWBL and other
        features' liability.........            -                -                  -                  -                 218
                                      ----------------    -------------    ---------------    ---------------    ----------------
         Total......................  $      (247)        $    (96)        $   (2,566)        $       71         $       218
                                      ================    =============    ===============    ===============    ================

     The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 6, 11 and 17 are presented in the table below.


                                                                        DECEMBER 31,
                                              ------------------------------------------------------------------
                                                           2010                              2009
                                              --------------------------------  --------------------------------
                                                 CARRYING           FAIR           Carrying           Fair
                                                  VALUE            VALUE            Value            Value
                                              ---------------  ---------------  ---------------  ---------------
                                                                        (IN MILLIONS)

       Consolidated:
       -------------
         Mortgage loans on real estate.......  $    3,571       $    3,669       $    3,555       $   3,547
         Other limited partnership interests.       1,451            1,451            1,308           1,308
         Policyholders liabilities:
           Investment contracts..............       2,609            2,679            2,721           2,729
         Long-term debt......................         200              228              200             226
         Loans to affiliates.................       1,045            1,101            1,048           1,077
       Closed Blocks:
       --------------
         Mortgage loans on real estate.......  $      981       $    1,015       $    1,029       $   1,021
         Other equity investments............           1                1                2               2
         SCNILC liability....................           7                7                8               8



8)   GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

     A)  Variable Annuity Contracts - GMDB, GMIB and GWBL
         ------------------------------------------------

     The Company has certain variable annuity contracts with GMDB, GMIB and GWBL features in-force that guarantee one of the following:

       o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

       o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

       o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

       o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or an annual reset; or

       o Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

    The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:


                                                               GMDB               GMIB              TOTAL
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)

       Balance at January 1, 2008........................  $     253          $      310        $       563
         Paid guarantee benefits.........................        (73)                 (8)               (81)
         Other changes in reserve........................        801               1,678              2,479
                                                          ----------------   ----------------  -----------------
       Balance at December 31, 2008......................        981               1,980              2,961
         Paid guarantee benefits.........................       (249)                (58)              (307)
         Other changes in reserve........................        355                (364)                (9)
                                                          ----------------   ----------------  -----------------
       Balance at December 31, 2009......................      1,087               1,558              2,645
         Paid guarantee benefits.........................       (208)                (45)              (253)
         Other changes in reserve........................        386                 798              1,184
                                                          ----------------   ----------------  -----------------
       Balance at December 31, 2010......................  $   1,265          $    2,311        $     3,576
                                                          ================   ================  =================

      Related GMDB reinsurance ceded amounts were:

                                                               GMDB
                                                          ----------------
                                                           (IN MILLIONS)

       Balance at January 1, 2008........................  $      27
         Paid guarantee benefits.........................         (7)
         Other changes in reserve........................        307
                                                          ----------------
       Balance at December 31, 2008......................        327
         Paid guarantee benefits.........................        (86)
         Other changes in reserve........................        164
                                                          ----------------
       Balance at December 31, 2009......................        405
         Paid guarantee benefits.........................        (81)
         Other changes in reserve........................        209
                                                          ----------------
       Balance at December 31, 2010......................  $     533
                                                          ================

    The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

    The December 31, 2010 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:


                                                 RETURN
                                                   OF
                                                 PREMIUM        RATCHET        ROLL-UP          COMBO         TOTAL
                                             --------------  -------------  --------------  -------------  -------------
                                                                        (DOLLARS IN MILLIONS)
      GMDB:
      -----
        Account values invested in:
           General Account................    $   11,588     $     253       $      141    $       501    $    12,483
           Separate Accounts..............    $   29,171     $   7,591       $    4,263    $    34,802    $    75,827
        Net amount at risk, gross.........    $    1,114     $   1,071       $    2,607    $     9,999    $    14,791
        Net amount at risk, net of
           amounts reinsured..............    $    1,114     $     684       $    1,737    $     3,950    $     7,485
        Average attained age
            of contractholders............            50.0          62.7             67.8           63.2           53.8
        Percentage of contractholders
           over age 70....................             7.7%         26.0%            44.5%          26.0%          13.4%
        Range of contractually specified
           interest rates................           N/A            N/A            3%-6%         3%-6.5%       3%-6.5%

      GMIB:
      -----
        Account values invested in:
           General Account................          N/A            N/A       $       31    $       607    $       638
           Separate Accounts..............          N/A            N/A       $    2,862    $    47,430    $    50,292
        Net amount at risk, gross.........          N/A            N/A       $    1,314    $     1,330    $     2,644
        Net amount at risk, net of
           amounts reinsured..............          N/A            N/A       $      387    $       313    $       700
        Weighted average years remaining
           until annuitization............          N/A            N/A                 .7            6.1            5.7
        Range of contractually
           specified interest rates......           N/A            N/A            3%-6%         3%-6.5%       3%-6.5%


    The GWBL and other guaranteed benefits related liability not included above, were $38 million and $55 million at December 31, 2010 and 2009, respectively, which is accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

     B) Separate Account Investments by Investment Category Underlying GMDB and
        -----------------------------------------------------------------------
        GMIB Features
        -------------

     The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:



              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                        DECEMBER 31,
                                                                             -----------------------------------
                                                                                  2010               2009
                                                                             ----------------  -----------------
                                                                                       (IN MILLIONS)
       GMDB:
          Equity...........................................................   $     48,904      $      41,447
          Fixed income.....................................................          3,980              3,957
          Balanced.........................................................         22,230             20,940
          Other............................................................            713              2,246
                                                                             ----------------  -----------------
          Total............................................................   $     75,827      $      68,590
                                                                             ================  =================

       GMIB:
          Equity...........................................................   $     31,837      $      27,837
          Fixed income.....................................................          2,456              2,514
          Balanced.........................................................         15,629             15,351
          Other............................................................            370                618
                                                                             ----------------  -----------------
          Total............................................................   $     50,292      $      46,320
                                                                             ================  =================

     C) Hedging Programs for GMDB, GMIB and GWBL Features
        -------------------------------------------------

     Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative instruments, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, variance swaps and swaptions as well as repurchase agreement transactions, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2010, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $39,377 million and $5,593 million, respectively, with the GMDB feature and $20,512 million and $320 million, respectively, with the GMIB feature.

     These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

     D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse
        ------------------------------------------------------------------
        Guarantee
        ---------

     The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

     The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders liabilities, and the related reinsurance ceded:


                                                              DIRECT           REINSURANCE
                                                             LIABILITY            CEDED               NET
                                                          ----------------   ----------------   ----------------
                                                                              (IN MILLIONS)

       Balance at January 1, 2008........................  $      135         $     (108)        $       27
          Other changes in reserves......................          68                (45)                23
                                                          ----------------   ----------------   ----------------
       Balance at December 31, 2008......................         203               (153)                50
          Other changes in reserves......................          52                (21)                31
                                                          ----------------   ----------------   ----------------
       Balance at December 31, 2009......................         255               (174)                81
          Other changes in reserves......................         120                (57)                63
                                                          ----------------   ----------------   ----------------
       Balance at December 31, 2010......................  $      375         $     (231)        $      144
                                                          ================   ================   ================


9)   REINSURANCE AGREEMENTS

     The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

     The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

     At December 31, 2010, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 6.5% and 42.9%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 73.5% of its current liability exposure resulting from the GMIB feature. See Note 8.

     Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives, at December 31, 2010 and 2009 were $4,606 million and $2,256 million, respectively. The increases (decreases) in estimated fair value were $2,350 million, $(2,566) million and $1,567 million for 2010, 2009 and 2008, respectively.

     At December 31, 2010 and 2009, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,332 million and $2,338 million of which $1,913 million and 2,077 million related to two specific reinsurers with AA-/A rating with the remainder of the reinsurers rated BBB and above. At December 31, 2010 and 2009, affiliated reinsurance recoverables related to insurance contracts amounted to $920 million and $690 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

     Reinsurance payables related to insurance contracts totaling $74 million and $80 million are included in other liabilities in the consolidated balance sheets at December 31, 2010 and 2009, respectively.

     The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $195 million and $207 million at December 31, 2010 and 2009, respectively.

     The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

     The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2010 and 2009 were $685 million and $648 million, respectively.

     The following table summarizes the effect of reinsurance:

                                                             2010               2009               2008
                                                        ----------------   ----------------  -----------------
                                                                            (IN MILLIONS)
     Direct premiums...................................  $     903          $      838        $       848
     Reinsurance assumed...............................        213                 202                194
     Reinsurance ceded.................................       (586)               (609)              (283)
                                                        ----------------   ----------------  -----------------
     Premiums .........................................  $     530          $      431        $       759
                                                        ================   ================  =================

     Universal Life and Investment-type Product
       Policy Fee Income Ceded.........................  $     210          $      197        $       169
                                                        ================   ================  =================
     Policyholders' Benefits Ceded.....................  $     536          $      485        $     1,222
                                                        ================   ================  =================
     Interest Credited to Policyholders' Account
       Balances Ceded..................................  $       -          $        -        $        33
                                                        ================   ================  =================

     Individual Disability Income and Major Medical
     ----------------------------------------------

     Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $90 million and $92 million at December 31, 2010 and 2009, respectively. At December 31, 2010 and 2009, respectively, $1,622 million and $1,667 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:


                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Incurred benefits related to current year.........  $      30          $       38        $        36
       Incurred benefits related to prior years..........         10                   6                  4
                                                          ----------------   ----------------  -----------------
       Total Incurred Benefits...........................  $      40          $       44        $        40
                                                          ================   ================  =================

       Benefits paid related to current year.............  $      12          $       13        $        11
       Benefits paid related to prior years..............         30                  34                 29
                                                          ----------------   ----------------  -----------------
       Total Benefits Paid...............................  $      42          $       47        $        40
                                                          ================   ================  =================

10)    SHORT-TERM AND LONG-TERM DEBT

       Short-term and long-term debt consists of the following:

                                                                                       DECEMBER 31,
                                                                           -------------------------------------
                                                                                 2010                2009
                                                                           -----------------   -----------------
                                                                                      (IN MILLIONS)
       Short-term debt:
       AllianceBernstein commercial paper
         (with interest rates of 0.3% and 0.2%)...........................  $      225          $       249
                                                                           -----------------   -----------------
       Total short-term debt..............................................         225                  249
                                                                           -----------------   -----------------

       Long-term debt:
       AXA Equitable:
         Surplus Notes, 7.70%, due 2015...................................         200                  200
                                                                           -----------------   -----------------
       Total long-term debt...............................................         200                  200
                                                                           -----------------   -----------------

       Total Short-term and Long-term Debt................................  $      425          $       449
                                                                           =================   =================

     Short-term Debt
     -----------------

     AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($13 million, as of December 31, 2010). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2010, there were no outstanding borrowings from FHLBNY.

     On December 9, 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "2010 AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1.00 billion with SCB LLC as an additional borrower.

     The 2010 AB Credit Facility replaces AllianceBernstein's existing $1.95 billion of committed credit lines (comprised of two separate lines - a $1.00 billion committed, unsecured revolving credit facility in the name of AllianceBernstein, which had a scheduled expiration date of February 17, 2011, and SCB LLC's $950 million committed, unsecured revolving credit facility, which had a scheduled expiration date of January 25, 2011), both of which were terminated upon the effectiveness of the 2010 AB Credit Facility. AllianceBernstein has agreed to guarantee the obligations of SCB LLC under the 2010 AB Credit Facility.

     The 2010 AB Credit Facility will be available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1.00 billion commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the 2010 AB Credit Facility and management expects to draw on the 2010 AB Credit Facility from time to time.

     As of December 31, 2010 and 2009, AllianceBernstein had no amounts outstanding under the 2010 AB Credit Facility or the previous revolving credit facilities, respectively.

     In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $125 million while three lines have no stated limit.

     Long-term Debt
     --------------

     At December 31, 2010, the Company was not in breach of any long-term debt covenants.

11)  RELATED PARTY TRANSACTIONS

     Loans to Affiliates
     -------------------

     In September 2007, AXA issued $650 million in 5.40% senior unsecured notes to AXA Equitable. These notes pay interest semi-annually and mature on September 30, 2012.

     On June 17, 2009, AXA Equitable's continuing operations and its discontinued Wind-up Annuities business sold a jointly owned real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

     Loans from Affiliates
     ---------------------

     In 2005, AXA Equitable issued a note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

     In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

     In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

     Other Transactions
     ------------------

     The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $59 million, $56 million and $76 million, respectively, for 2010, 2009 and 2008.

     In 2010, 2009 and 2008, respectively, the Company paid AXA Distribution and its subsidiaries $647 million, $634 million and $754 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $428 million, $402 million and $321 million, respectively, for their applicable share of operating expenses in 2010, 2009 and 2008, pursuant to the Agreements for Services.

     In fourth quarter 2008, AXA Equitable reinsured the GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 with AXA Bermuda, an affiliate that is an indirect wholly owned subsidiary of AXA Financial. AXA Equitable transferred cash and derivative instruments with a fair value of $6,893 million equal to the market value of the insurance liabilities assumed by AXA Financial (Bermuda) Ltd. ("AXA Bermuda") and income derived from the hedges related to these riders for the period from October through December 2008, to that entity. AXA Bermuda manages the dynamic hedging program to mitigate risks related to the reinsured riders. In fourth quarter 2008, AXA Equitable recorded a GMDB reinsurance recoverable and a GMIB reinsurance asset totaling $3,386 resulting in a cost of reinsurance of $3,507 million. The cost of this arrangement was deferred and is being amortized over the life of the underlying annuity contracts. Amortization of the cost was $274 million and $318 million in 2010 and 2009, respectively.

     Various AXA affiliates cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retroceded a quota share portion of these risks to AXA Equitable on a one-year term basis. Premiums earned in 2010, 2009 and 2008 under this arrangement totaled approximately $0 million, $1 million and $0 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $0 million, $1 million and $0 million, respectively.

     AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2010, 2009 and 2008 totaled approximately $9 million, $8 million and $6 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $1 million, $1 million and $0 million, respectively.

     Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2010, 2009 and 2008 from AXA Equitable Life and Annuity Company totaled approximately $7 million, $8 million and $7 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $4 million, $5 million and $4 million, respectively. Premiums earned in 2010, 2009 and 2008 from MONY Life Insurance Company of America totaled approximately $0 million, $0 million and $1 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $1 million, $0 million and $12 million respectively. Premiums earned in 2010, 2009 and 2008 from US Financial Life Insurance Company totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2010, 2009 and 2008 were $10 million, $4 million and $8 million, respectively.

     Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $160 million, $152 million and $158 million in 2010, 2009 and 2008, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $51 million, $50 million and $63 million in 2010, 2009 and 2008, respectively. The net receivable related to these contracts was approximately $9 million and $6 million at December 31, 2010 and 2009, respectively.

     Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                 2010              2009               2008
                                                           -----------------  ----------------  -----------------
                                                                               (IN MILLIONS)
        Investment advisory and services fees............   $       809        $       644       $       864
        Distribution revenues............................           339                277               378
        Other revenues - shareholder servicing fees......            93                 90                99
        Other revenues - other...........................             5                  7                 7
        Institutional research services..................             -                  1                 1

12)  EMPLOYEE BENEFIT PLANS

     The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering its qualifying employees (including certain qualified part-time employees), managers and financial professionals. These pension plans are non-contributory and their benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

     The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, are expected to have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Many of the specifics associated with this new healthcare legislation remain unclear, and further guidance is expected to become available as clarifying regulations are issued to address how the law is to be implemented. Management, in consultation with its actuarial advisors in respect of the Company's health and welfare plans, has concluded that a reasonable and reliable estimate of the impact of the Health Acts on future benefit levels cannot be made as of December 31, 2010 due to the significant uncertainty and complexity of many aspects of the new law.

     Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

     For 2010, cash contributions by AllianceBernstein and the Company (other than AllianceBernstein) to their respective qualified pension plans were $6 million and $196 million. The Pension Protection Act of 2006 (the "Pension Act") introduced new funding requirements for single-employer defined benefit pension plans, provided guidelines for measuring pension plan assets and obligations for funding purposes, introduced benefit limitations for certain underfunded plans, and raised tax deduction limits for contributions to retirement plans. Most of these changes were effective by December 31, 2009, including funding-based limits on future benefit accruals and payments. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes. The Company's (excluding AllianceBernstein) cash contributions during 2011 are estimated to be approximately $283 million. Alliance- Bernstein currently estimates that it will contribute $7 million to its pension plan during 2011.

     Effective December 31, 2008, AllianceBernstein amended its qualified pension plan to eliminate all future accruals for future services and compensation increases. This amendment was considered a plan curtailment and resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $13 million, which was offset against existing deferred losses in AOCI. In addition, as a result of all future service being eliminated, AllianceBernstein accelerated recognition of the existing prior service credit of $4 million in fourth quarter 2008.

     Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Service cost......................................  $      37          $      38         $       42
       Interest cost.....................................        129                136                134
       Expected return on plan assets....................       (115)              (126)              (194)
       Curtailment gain..................................          -                  -                 (4)
       Net amortization..................................        125                 95                 43
       Plan amendments and additions.....................         13                  2                  -
                                                          ----------------   ----------------  -----------------
       Net Periodic Pension Expense......................  $     189          $     145         $       21
                                                          ================   ================  =================

     Changes in the PBO of the Company's qualified and non-qualified plans were comprised of:


                                                                                        DECEMBER 31,
                                                                             -----------------------------------
                                                                                  2010               2009
                                                                             ----------------  -----------------
                                                                                       (IN MILLIONS)
       Projected benefit obligation, beginning of year.....................   $    2,241        $     2,181
       Service cost........................................................           30                 30
       Interest cost.......................................................          129                136
       Actuarial (gains) losses............................................          171                 69
       Benefits paid.......................................................         (170)              (177)
       Plan amendments and additions.......................................           23                  2
                                                                             ----------------  -----------------
       Projected Benefit Obligation, End of Year...........................   $    2,424        $     2,241
                                                                             ================  =================

     The following table discloses the change in plan assets and the funded status of the Company's qualified and non-qualified pension plans:

                                                                                         DECEMBER 31,
                                                                               ----------------------------------
                                                                                    2010              2009
                                                                               ---------------   ----------------
                                                                                         (IN MILLIONS)
       Pension plan assets at fair value, beginning of year...................  $    1,406        $    1,460
       Actual return on plan assets...........................................         106               104
       Contributions..........................................................         202                32
       Benefits paid and fees.................................................        (185)             (190)
                                                                               ---------------   ----------------
       Pension plan assets at fair value, end of year.........................       1,529             1,406
       PBO....................................................................       2,424             2,241
                                                                               ---------------   ----------------
       Excess of PBO Over Pension Plan Assets.................................  $     (895)       $     (835)
                                                                               ===============   ================

     Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $895 million and $835 million at December 31, 2010 and 2009, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,424 million and $1,529 million, respectively, at December 31, 2010 and $2,241 million and $1,406 million, respectively, at December 31, 2009. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,391 million and $1,529 million, respectively, at December 31, 2010 and $2,206 million and $1,406 million, respectively, at December 31, 2009. The accumulated benefit obligation for all defined benefit pension plans were $2,391 million and $2,206 million at December 31, 2010 and 2009, respectively.

     The following table discloses the amounts included in AOCI at December 31, 2010 and 2009 that have not yet been recognized as components of net periodic pension cost:

                                                                                      DECEMBER 31,
                                                                         ---------------------------------------
                                                                               2010                 2009
                                                                         ------------------   ------------------
                                                                                     (IN MILLIONS)
       Unrecognized net actuarial (gain) loss ........................... $      1,554         $     1,493
       Unrecognized prior service cost (credit)..........................            8                   7
                                                                         ------------------   ------------------
            Total ....................................................... $      1,562         $     1,500
                                                                         ==================   ==================

     The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $144 million and $1 million, respectively.

     The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2010 and 2009:

                                                                                       DECEMBER 31,
                                                                         ---------------------------------------
                                                                                  2010               2009
                                                                         ------------------   ------------------
                                                                                       (IN MILLIONS)
       Fixed maturities................................................           48.5%               45.3%
       Equity securities...............................................           37.0                37.0
       Equity real estate..............................................           11.8                11.6
       Cash and short-term investments.................................            2.7                 6.1
                                                                         ------------------   ------------------
          Total .......................................................          100.0%              100.0%
                                                                         ==================   ==================

     The primary investment objective of the qualified pension plans of the Company is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets are formalized by the respective Investment Committees established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. In January 2009, the asset allocation strategy of the qualified defined benefit pension plans was revised to target 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

     In 2010, AXA Equitable qualified pension plans continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded equity futures contracts, and exchange-traded funds that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

     The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2010 and 2009, respectively.


                                                 LEVEL 1          LEVEL 2          LEVEL 3           TOTAL
       DECEMBER 31, 2010                     ---------------  ---------------  ---------------  ---------------
       ASSET CATEGORIES                                                 (IN MILLIONS)
       Fixed maturities:
         Corporate...........................  $        -       $      564       $        -       $     564
         US Treasury, government
           and agency........................           -              148                -             148
         States and political subdivisions...           -                9                -               9
         Foreign governments.................           -                -                -               -
         Commercial mortgage-backed..........           -                -                -               -
         Asset-backed........................           -                -                -               -
         Other structured debt...............           -                -                6               6
       Common and preferred equity...........         410                2                -             412
       Mutual funds..........................         115                -                -             115
       Hedge funds...........................           -                                 -               -
       Derivatives, net......................           1                6                -               7
       Private real estate investment funds..                            -               13              13
       Private investment trusts.............           -               51              163             214
       Commercial mortgages..................           -                -
       Cash and cash equivalents.............           6                2                -               8
       Short-term investments................           2               31                -              33
                                              ---------------  ---------------  ---------------  ---------------
         Total  .............................  $      534       $      813       $      182       $   1,529
                                              ===============  ===============  ===============  ===============

       December 31, 2009
       Asset Categories
       Fixed maturities:
         Corporate...........................  $        -       $      415       $        -       $      415
         US Treasury, government                        -
           and agency........................                          192                -              192
         States and political subdivisions...           -                9                -                9
         Foreign governments.................           -                -                -                -
         Commercial mortgage-backed..........           -                -                -                -
         Asset-backed........................           -                -                -                -
         Other structured debt...............           -                -                7                7
       Common and preferred equity...........         575                1                -              576
       Mutual funds..........................           5                -                -                5
       Hedge funds...........................           -                7                -                7
       Derivatives, net......................         (96)               -                -              (96)
       Private real estate investment funds..           -                -               12               12
       Private investment trusts.............           -               44              147              191
       Commercial mortgages..................           -                -                2                2
       Cash and cash equivalents.............          32                1                -               33
       Short-term investments................          29               24                -               53
                                              ---------------  ---------------  ---------------  ---------------
         Total...............................  $      545       $      693       $      168       $    1,406
                                              ===============  ===============  ===============  ===============

     At December 31, 2010, assets classified as Level 1, Level 2, and Level 3 comprise approximately 34.9%, 53.2% and 11.9%, respectively, of qualified pension plan assets. At December 31, 2009, assets classified as Level 1, Level 2 and Level 3 comprised approximately 38.8%, 49.3% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $163 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

     The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2010 and 2009, respectively.

                                                     PRIVATE REAL
                                                        ESTATE        PRIVATE
                                        FIXED         INVESTMENT     INVESTMENT    COMMERCIAL
                                     MATURITIES(1)       FUNDS         TRUSTS       MORTGAGES       TOTAL
                                     -------------   ------------    ----------    ----------     ----------
                                                                   (IN MILLIONS)
       Balance at
        December 31, 2009..........   $        7     $       12     $      147    $        2      $      168
       Actual return on Plan assets:
          Relating to assets still
           held at December 31, 2010          (1)             1             16             -              16
          Relating to assets sold
           during 2010..............           -              -              -             -               -
       Purchases, sales, issues and
        settlements, net...........            -              -              -            (2)             (2)
       Transfers into/
        out of Level 3.............            -              -              -             -               -
                                      ----------     ----------     ----------    ----------      ----------
       Balance at
        December 31, 2010..........   $        6     $       13     $      163    $        -      $      182
                                      ==========     ==========     ==========    ==========      ==========

       Balance at
        January 1, 2009............   $        6     $       15     $      224    $        2      $      247
       Actual return on Plan
        assets:
          Relating to assets still
           held at December 31, 2009           1             (3)           (77)            -             (79)
       Purchases, sales, issues and
        settlements, net...........            -              -              -             -               -
       Transfers into/
        out of Level 3.............            -              -              -             -               -
                                      ----------     ----------     ----------    ----------      ----------
       Balance at
        December 31, 2009..........   $        7     $       12     $      147    $        2      $      168
                                      ==========     ==========     ==========    ==========      ==========

     (1) Includes commercial mortgage- and asset-backed securities and other structured debt.

     The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified and non-qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified and non-qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligation at December 31, 2010 and 2009 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2010 and 2009.


                                                                                 2010              2009
                                                                             ------------      ------------
       Discount rates:
         Benefit obligation.............................................         5.25%             6.00%
         Periodic cost..................................................         6.00%             6.50%

       Rates of compensation increase:
         Benefit obligation and periodic cost...........................         6.00%             6.00%

       Expected long-term rates of return on pension
          plan assets (periodic cost)...................................         6.75%             6.75%

     The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

     Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $14 million, $16 million and $17 million for 2010, 2009 and 2008, respectively.

     The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2011, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2010 and include benefits attributable to estimated future employee service.


                                                            PENSION
                                                            BENEFITS
                                                        -----------------
                                                          (IN MILLIONS)
                                                        -----------------

       2011...........................................  $       190
       2012...........................................          199
       2013...........................................          198
       2014...........................................          197
       2015...........................................          195
       Years 2016-2020................................          943

     AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, Inc. ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. For the remaining active plans, benefits vest ratably over periods ranging from 3 to 8 years, and the related costs are amortized as compensation and benefit expense over the shorter of the vesting period or other basis provided for by specific plan provisions. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units, AllianceBernstein investment services, and, in certain instances, options to acquire Holding units. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units. The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of

     AllianceBernstein totaling $216 million, $221 million and $133 million for 2010, 2009 and 2008, respectively. As further described in Note 13, the cost of the 2010 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

13)  SHARE-BASED AND OTHER COMPENSATION PROGRAMS

     AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

     In first quarter 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the 401(k) Plan - AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

     For 2010, 2009 and 2008, respectively, the Company recognized compensation costs of $199 million, $78 million and $34 million for share-based payment arrangements as further described herein.

     Performance Units. On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction of two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

     On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Management Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance-related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2010, the expense associated with the March 19, 2010 grant of performance units was approximately $8 million.

     On May 10, 2009, approximately 318,051 performance units earned under the AXA Performance Unit Plan 2007 were fully vested for total value of approximately $5.1 million. Distributions to participants were made on May 21, 2009, resulting in cash settlements of approximately 85% of these performance units for aggregate value of approximately $4 million and equity settlements of the remainder with approximately 46,615 AXA ADRs for aggregate value of approximately $1 million. The AXA ordinary shares are subject to non-transferability restriction for two years. These AXA ADRs were sourced from settlement on May 10, 2009 of a forward purchase contract entered into on September 26, 2007 by which AXA Financial took delivery of 78,000 shares for payment of approximately $4 million.

     On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Management Board awarded approximately 1.3 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and the insurance-related businesses of AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the stock having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 18, 2011. For 2010 and 2009, the Company recognized compensation expense of approximately $9 million and $5 million in respect of the March 20, 2009 grant of performance units.

     On June 16, 2008, AXA Financial entered into a total return swap and a forward purchase contract on the AXA ADR to limit its price exposure on awards expected to vest on April 1, 2010 under the terms of the AXA Performance Unit Plan 2008. Terms of the swap agreement require quarterly payments by AXA Financial of a LIBOR-based spread in exchange for a total return payment on the AXA ADR based on 773,000 notional shares. The forward purchase contract requires AXA Financial to take delivery of 220,000 AXA ADRs on April 10, 2010 for payment of $33.7329 per share, or approximately $7 million. The forward purchase obligation has been recognized by AXA Financial Group in its consolidated balance sheets at December 31, 2009 as a direct reduction of capital in excess of par value and does not require adjustment in future periods for changes in value.

     On March 31, 2008, approximately 702,404 performance units earned under the AXA Performance Unit Plan 2006 were fully vested for total value of approximately $24 million, including incremental units earned from having exceeded targeted 2007 performance criteria by 0.68%. Distributions to participants were made on April 10, 2008, resulting in cash settlements of approximately 78% of these performance units for aggregate value of approximately $19 million and equity settlements of the remainder with approximately 153,494 AXA ADRs for aggregate value of approximately $6 million. The AXA ADRs has a non-transferability restriction for two years which expired in 2010. These AXA ADRs were sourced from settlement on March 31, 2008 of a forward purchase contract entered into on March 19, 2007, by which AXA Financial took delivery of 167,500 shares for payment of approximately $7 million.

     For 2010, 2009 and 2008, the Company recognized compensation costs of $16 million, $5 million and $6 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2010 and 2009 was $38 million and $18 million, respectively. Approximately 2,209,314 outstanding performance units are at risk to achievement of 2010 performance criteria, primarily representing the grant of March 19, 2010 for which cumulative average 2010-2011 performance targets will determine the number of performance units earned and including one-half of the award granted on March 19, 2009.

     Option Plans. On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the

     AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2010, the expense associated with the March 19, 2010 grant of options was approximately $3 million.

     On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan") was established, under which various types of Holding unit-based awards may be granted to its employees and independent directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the number of newly-issued Holding units with respect to which awards may be granted is 30 million. The 2010 Plan also permits AllianceBernstein to award an additional 30 million Holding units if they acquire the Holding units on the open market or through private purchases. During 2010, AllianceBernstein granted 25,910 options to buy Holding units and 12 million restricted Holding units, net of forfeitures, under the 2010 Plan. As a result, Holding unit-based awards (including options) in respect of 48 million Holding units are available for grant as of December 31, 2010.

     On January 23, 2009, AllianceBernstein granted to selected senior officers approximately 6.5 million options to purchase Holding units under the terms of its long-term incentive plan, having an aggregate fair value of approximately $23 million. Except for certain option awards granted in 2007 pursuant to a special deferred compensation program, outstanding options to purchase AllianceBernstein Holding units generally vest ratably over a five year period.

     The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

     A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2010 follows:

                                                                  Options Outstanding
                          -----------------------------------------------------------------------------------------------------
                                AXA Ordinary Shares                  AXA ADRs (3)             AllianceBernstein Holding Units
                          --------------------------------- -------------------------------- ----------------------------------
                                              Weighted                          Weighted                          Weighted
                              Number          Average           Number          Average          Number           Average
                           Outstanding        Exercise        Outstanding       Exercise      Outstanding         Exercise
                          (In Millions)        Price         (In Millions)       Price       (In Millions)         Price
                          --------------- ----------------- ---------------- --------------- ---------------  -----------------
Options outstanding at
   January 1, 2010.......          15.0    (Euro)     23.75            10.9   $       19.95          12.1      $       41.79
Options granted..........           2.3    (Euro)     14.98             -     $        -               .4      $       27.52
Options exercised........           -      (Euro)         -             (.6)  $       16.69           (.5)     $       17.05
Options forfeited, net...          (1.0)   (Euro)     26.80             (.3)  $       27.10          (1.0)     $       46.68
Options expired..........           -                                   -                             (.8)     $       51.39
                          ---------------                   ----------------                 ---------------
Options Outstanding at
   December 31, 2010.....          16.3    (Euro)     22.34            10.0   $       19.96          10.2      $       41.24
                          =============== ================= ================ =============== ===============  =================
Aggregate Intrinsic
   Value(1)..............                  (Euro)      - (2)                  $       10.5                     $      - (2)
                                          =================                  ===============                  =================
Weighted Average
   Remaining
   Contractual Term
   (in years)............          6.47                                2.39                           6.9
                          ===============                   ================                 ===============
Options Exercisable at
   December 31, 2010.....           8.7    (Euro)     25.36            10.0   $       19.97           2.7      $       44.94
                          =============== ================= ================ =============== ===============  =================
Aggregate Intrinsic
   Value(1)..............                  (Euro)      - (2)                  $       10.4                     $      - (2)
                                          =================                  ===============                  =================
Weighted Average
   Remaining
   Contractual Term
   (in years)............           5.17                                2.36                          4.7
                          ===============                   ================                 ===============

   (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2010 of the respective underlying shares over the strike prices of the option awards.
   (2) The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
   (3) AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

     Cash proceeds received from employee and financial professional exercises of stock options in 2010 was $10 million. The intrinsic value related to employee and financial professional exercises of stock options during 2010, 2009 and 2008 were $3 million, $8 million and $44 million, respectively, resulting in amounts currently deductible for tax purposes of $1 million, $3 million and $15 million, respectively, for the periods then ended. In 2010, 2009 and 2008, windfall tax benefits of approximately $1 million, $2 million and $10 million, respectively, resulted from employee and financial professional exercises of stock option awards.

     At December 31, 2010, AXA Financial held 883,832 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $26.86 per share, of which approximately 645,414 were designated to fund future exercises of outstanding stock options and approximately 238,418 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. During 2010, AXA Financial utilized approximately 496,907 AXA ADRs and AXA Ordinary Shares from treasury to fund exercises of employee stock options. Outstanding options to purchase AXA Ordinary Shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

     For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2010, 2009 and 2008, respectively.

                                               AXA Ordinary Shares             AllianceBernstein Holding Units
                                          -------------------------------  ----------------------------------------
                                            2010      2009       2008          2010         2009          2008
                                          ------- ------------ ----------  ------------ ------------ --------------
       Dividend yield...................   6.98%     10.69%      7.12%       7.2-8.2%    5.2 - 6.1%       5.4%

       Expected volatility..............   36.5%     57.5%       34.7%      46.2-46.6%  40.0 - 44.6%     29.3%

       Risk-free interest rates.........   2.66%     2.74%       4.19%       2.2-2.3%     1.6-2.1%        3.2%

       Expected life in years...........    6.4       5.5         6.0          6.0         6.0-6.5        6.0

       Weighted average fair value per
         option at grant date...........   $3.54     $2.57       $5.70        $6.18         $3.52        $10.85

     For 2010, 2009 and 2008, AXA Financial Group recognized compensation costs for employee and financial professional stock options of $16 million, $20 million, and $27 million, respectively. As of December 31, 2010, approximately $4 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.6 years.

     Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

     In 2010, AllianceBernstein granted 13.1 million restricted Holding unit awards to employees. To fund these awards, Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million, previously repurchased Holding units held in the consolidated rabbi trust. There were approximately 30,000 unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2010.

     In 2009, AllianceBernstein awarded approximately 1.4 million restricted Holding units in connection with certain employment and separation agreements with vesting terms ranging from two to five years. In addition, approximately 8.4 million restricted Holding units were granted by AllianceBernstein under its 2009 incentive compensation program with ratable vesting over a four year period. The aggregate grant date fair values of these 2009 restricted Holding unit awards was approximately $257 million. On December 19, 2008, in accordance with the terms of his employment agreement, AllianceBernstein awarded Mr. Kraus, Chairman and CEO of AllianceBernstein, approximately 2.7 million restricted Holding units with a grant date fair value of $19.20 per Holding unit. These Holding units vest ratably over a 5-year period and are subject to accelerated vesting.

     For 2010, 2009 and 2008, respectively, the Company recognized compensation costs of $149 million, $45 million and $6 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2010, approximately 22 million restricted shares and Holding units remain unvested. At December 31, 2010, approximately $419 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.5 years.


     The following table summarizes unvested restricted stock activity for 2010.

                                                                                                   WEIGHTED
                                                                                SHARES OF           AVERAGE
                                                                               RESTRICTED         GRANT DATE
                                                                                  STOCK           FAIR VALUE
                                                                             ----------------   ----------------
       Unvested as of January 1, 2010........................................     404,485        $      31.74
       Granted...............................................................      87,055        $      19.76
       Vested................................................................     (99,779)       $      28.24
       Forfeited.............................................................           -
                                                                             ----------------
       Unvested as of December 31, 2010......................................     391,761        $      29.97
                                                                             ================

     Restricted stock vested in 2010, 2009 and 2008 had aggregate vesting date fair values of approximately $2 million, $2 million and $3 million, respectively. In 2008, 149,413 restricted AXA ADRs were granted, having an aggregate grant-date fair value of $6 million.

     Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The value of these tandem SARs/NSOs at December 31, 2009 was $1 million. In third quarter 2010, all remaining outstanding and unexercised tandem SARs/NSOs expired out-of-the-money. During 2010, 2009 and 2008, respectively, approximately 103,569, 11,368 and 652,919 of these awards were exercised at an aggregate cash-settlement value of $357,961, $77,723 and $9 million. The Company recorded compensation expense (credit) for these fully-vested awards of $(142,559), $(474,610) and $(6) million for 2010, 2009 and 2008, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the then-outstanding and unexercised awards.

     SARs. On March 19, 2010 and March 20, 2009, respectively, 24,101 and 129,722 Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2010 and 2009 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over 15.43 Euros and 10.00 Euros, respectively as of the date of exercise. At December 31, 2010, 384,330 SARs were outstanding, having weighted average remaining contractual term of 6.5 years. The accrued value of SARs at December 31, 2010 and 2009 was $236,114 and $1 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2010, 2009 and 2008, the Company recorded compensation expense for SARs of $(865,661), $731,835 and $(2) million, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

     AXA Shareplan. In 2010, eligible employees and financial professionals of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2010. Similar to the AXA Shareplan programs previously offered in 2001 through 2009, the plan offered two investment alternatives that, with limited exceptions, restrict sale or transfer of the purchased shares for a period of five years. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 27, 2010 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $14.60 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 16.71% formula discounted price of $15.20 per share on a leveraged basis with a guaranteed return of initial investment plus 70% of any appreciation in the undiscounted value of the total shares purchased. The Company recognized compensation expense of $17 million in 2010, $7 million in 2009 and $1 million in 2008 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2010, 2009 and 2008 primarily invested under

     Investment Option B for the purchase of approximately 8 million, 6 million and 7 million AXA ordinary shares, respectively.

     AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2010, 2009 and 2008, respectively, the Company recognized compensation expense of approximately $2 million, $2 million and $2 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee and eligible financial professional will be considered for future award under terms then-to-be-determined and approved by the AXA Management Board.

     Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000.

14)  NET INVESTMENT INCOME (LOSS) AND INVESTMENT GAINS (LOSSES), NET


     The following table breaks out Net investment income (loss) by asset category:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Fixed maturities..................................  $   1,616          $   1,582         $    1,669
       Mortgage loans on real estate.....................        231                231                252
       Equity real estate................................         20                  6                 12
       Other equity investments..........................        111                (68)              (111)
       Policy loans......................................        234                238                251
       Short-term investments............................         11                 21                 31
       Derivative investments............................       (284)            (3,079)             7,302
       Broker-dealer related receivables.................         12                 15                 65
       Trading securities................................         49                137               (344)
       Other investment income...........................         36                 14                 28
                                                          ----------------   ----------------  -----------------

         Gross investment income (loss)..................      2,036               (903)             9,155

       Investment expenses...............................        (56)               (73)               (65)
       Interest expense..................................         (4)                (4)               (36)
                                                          ----------------   ----------------  -----------------

       Net Investment Income (Loss)......................  $   1,976          $    (980)        $    9,054
                                                          ================   ================  =================

     For 2010, 2009 and 2008, respectively, Net investment income (loss) from derivatives included $(968) million, $(1,769) million and $6,623 million of realized gains (losses) on contracts closed during those periods and $684 million, $(1,310) million and $679 million of unrealized gains (losses) on derivative positions at each respective year end.

     Investment gains (losses), net including changes in the valuation allowances, are as follows:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Fixed maturities..................................  $     (200)        $       (2)       $      (367)
       Mortgage loans on real estate.....................         (18)                 -                  2
       Equity real estate................................           -                  -                 (2)
       Other equity investments..........................          34                 53                 12
       Other(1)  ........................................           -                  3                 16
                                                          ----------------   ----------------  -----------------
       Investment Gains (Losses), Net....................  $     (184)        $       54        $      (339)
                                                          ================   ================  =================

    (1) In 2008, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of these transactions, the Company recorded non-cash realized gains of $10 million for 2008. In 2009, the FASB issued new guidance in which a gain or loss will be recognized only when an entity loses control and deconsolidates a subsidiary. As a result, in 2010 and 2009, no gain or loss was recorded on these transactions.

     There were no writedowns of mortgage loans on real estate and of equity real estate in 2010, 2009 and 2008.

     For 2010, 2009 and 2008, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $840 million, $2,901 million and $324 million. Gross gains of $28 million, $320 million and $3 million and gross losses of $16 million, $128 million and $95 million were realized on these sales in 2010, 2009 and 2008, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as AFS for 2010, 2009 and 2008 amounted to $903 million, $2,353 million and $(2,526)
     million, respectively.

     For 2010, 2009 and 2008, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $31 million, $40 million and $48 million.

     Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

     The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of AOCI and the changes for the corresponding years, follow:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Balance, attributable to AXA Equitable,
         beginning of year............................... $      (68)        $   (1,271)       $       104
       Changes in unrealized investment gains
         (losses) on investments.........................        835              2,494             (2,609)
       Impact of unrealized investment gains (losses)
         attributable to:
           Participating group annuity contracts,
                Closed Block policyholder dividend
                obligation and other.....................        (68)                58               (164)
           DAC...........................................       (110)              (578)               582
           Deferred income tax (expense) benefit.........       (217)              (705)               746
                                                          ----------------   ----------------  -----------------
       Total    .........................................        372                 (2)            (1,341)
       Less: Changes in unrealized investment (gains)
         losses attributable to noncontrolling interest..          7                (66)                70
                                                          ----------------   ----------------  -----------------
       Balance, Attributable to AXA Equitable,            $      379         $      (68)       $    (1,271)
         End of Year.....................................
                                                          ================   ================  =================

       Balance, end of year comprises:
         Unrealized investment gains (losses) on:
           Fixed maturities.............................. $      875         $       33        $    (2,450)
           Other equity investments......................          2                  9                 (2)
                                                          ----------------   ----------------  -----------------
             Total.......................................        877                 42             (2,452)
         Impact of unrealized investment gains (losses)
           attributable to:
           Participating group annuity contracts,
                Closed Block policyholder dividend
                obligation and other.....................       (139)               (71)              (129)
           DAC...........................................       (133)               (23)               555
           Deferred income tax (expense) benefit ........       (218)                (1)               704
                                                          ----------------   ----------------  -----------------
       Total.............................................        387                (53)            (1,322)
       Less: (Income) loss attributable to
         noncontrolling interest.........................         (8)               (15)                51
                                                          ----------------   ----------------  -----------------
       Balance, Attributable to AXA Equitable,            $      379         $      (68)       $    (1,271)
         End of Year.....................................
                                                          ================   ================  =================

15)  INCOME TAXES

     A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Income tax (expense) benefit:
         Current (expense) benefit.......................  $      (34)        $       81        $       320
         Deferred (expense) benefit......................        (673)             1,191             (2,011)
                                                          ----------------   ----------------  -----------------
       Total.............................................  $     (707)        $    1,272        $    (1,691)
                                                          ================   ================  =================

     The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Expected income tax (expense) benefit ............  $   (1,055)        $    1,078        $    (1,885)
       Noncontrolling interest...........................          66                105                132
       Separate Accounts investment activity.............          53                 72                 67
       Non-taxable investment income (loss) .............          15                 27                (26)
       Adjustment of tax audit reserves..................         (13)                 7                (10)
       State income taxes................................          (5)               (12)               (21)
       AllianceBernstein Federal and foreign taxes.......          (3)                (6)                53
       Tax settlement....................................          99                  -                  -
       ACMC conversion...................................         135                  -                  -
       Other     ........................................           1                  1                 (1)
                                                          ----------------   ----------------  -----------------
       Income tax (expense) benefit......................  $     (707)        $    1,272        $    (1,691)
                                                          ================   ================  =================

     AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the Internal Revenue Service ("IRS") of issues for the 1997-2003 tax years.

     Due to the conversion of ACMC, Inc. from a corporation to a limited liability company in 2010, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

     On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. The Treasury 2010-2011 Priority Guidance Plan includes an item for guidance with respect to the calculation of the Separate Account dividend received deduction. Any regulations that the Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination or reduction of the Separate Account DRD tax benefit that the Company receives.

     The components of the net deferred income taxes are as follows:

                                                        DECEMBER 31, 2010                 December 31, 2009
                                                 --------------------------------  --------------------------------
                                                     ASSETS        LIABILITIES         Assets        Liabilities
                                                 ---------------  ---------------  ---------------  ---------------
                                                                           (IN MILLIONS)
       Compensation and related benefits.......   $      229       $        -       $      438       $       -
       Reserves and reinsurance................            -              977                -             879
       DAC.....................................            -            2,610                -           2,307
       Unrealized investment gains or losses...                           259               40               -
       Investments.............................            -              800                -             585
       Alternative minimum tax credits.........          241                -                -               -
       Other...................................          108                -               67               -
                                                 ---------------  ---------------  ---------------  ---------------
       Total...................................   $      578       $    4,646       $      545       $   3,771
                                                 ===============  ===============  ===============  ===============

     The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2010, $206 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $74 million would need to be provided if such earnings were remitted.

     At December 31, 2010, the total amount of unrecognized tax benefits was $525 million, of which $510 million would affect the effective rate and $15 million was temporary in nature. At December 31, 2009, the total amount of unrecognized tax benefits was $658 million, of which $483 million would affect the effective rate and $175 million was temporary in nature.

     The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2010 and 2009 were $91 million and $81 million, respectively. For 2010, 2009 and 2008, respectively, there were $10 million, $4 million and $9 million in interest expense related to unrecognized tax benefits.

     A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                 2010              2009              2008
                                                            -------------     -------------     -------------
                                                                                (IN MILLIONS)
       Balance at January 1.............................    $         577     $         477     $         376
       Additions for tax positions of prior years.......              168               155                97
       Reductions for tax positions of prior years......             (266)              (50)               (5)
       Additions for tax positions of current year......                1                 1                 1
       Reductions for tax positions of current year.....                -                 -                 -
       Settlements with tax authorities.................              (46)               (6)                8
                                                            -------------     -------------     -------------
       Balance, December 31.............................    $         434     $         577     $         477
                                                            =============     =============     =============

     IRS examinations of the AXA Equitable Federal income tax returns for 2004 and 2005 are expected to be completed during 2011. It is reasonably possible that the total amounts of unrecognized tax benefits will change within the next 12 months due to the completion of the AXA Equitable 2004 and 2005 examinations and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

16)  DISCONTINUED OPERATIONS

     The Company's discontinued operations include: equity real estate held-for-sale; disposals of businesses; and, through December 31, 2009, Wind-up Annuities. No real estate was held for sale at December 31, 2010 and 2009. The following tables reconcile the Earnings (loss) from discontinued operations, net of income taxes and Gains (losses) on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings (loss) for the years ended December 31, 2009 and 2008:

                                                                       2010          2009           2008
                                                                    ------------  ------------  -------------
                                                                                 (IN MILLIONS)
       EARNINGS (LOSS) FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities...........................................  $     -       $    (9)      $   (28)
       Real estate held-for-sale...................................        -            12            23
                                                                    ------------  ------------  -------------
       Total  .....................................................  $     -       $     3       $    (5)
                                                                    ============  ============  =============

       GAINS (LOSSES) ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held-for-sale...................................  $     -       $     -       $     6
                                                                    ------------  ------------  -------------
       Total.......................................................  $     -       $     -       $     6
                                                                    ============  ============  =============

     During second quarter 2009, an equity real estate property jointly owned by Wind-up Annuities and AXA Equitable's continuing operations was sold to a wholly owned subsidiary of AXA Financial. Wind-up Annuities recorded book value at the date of sale was of $124 million. Proceeds on the sale that were received by Wind-up Annuities' were $320 million. In connection with the sale, Wind-up Annuities acquired a $150 million mortgage from the affiliate on the property sold and a $50 million interest in another equity real estate property from continuing operations.

     Disposal of Businesses
     ----------------------

     In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise Capital Management, Inc. ("Enterprise") and Enterprise Fund Distributors, Inc., ("EFD") transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multimanager Funds Trust, AXA Enterprise Funds Trust and The Enterprise Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. In 2008, AXA Financial completed the reorganization and/or liquidation of the remaining four retail mutual funds in AXA Enterprise Funds of the remaining funds which together had approximately $662 million in assets under management as of December 31, 2007. As a result of management's disposition plan, AXA Enterprise Funds advisory and distribution and investment management contracts and operations were reported as Discontinued Operations. Proceeds received in 2008 on the disposition of the AXA Enterprise Funds totaled $3 million.

17)  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

     AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                              DECEMBER 31,
                                                          ------------------------------------------------------
                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Unrealized gains (losses) on investments.......... $      387         $        9        $    (1,322)
       Defined benefit pensions plans....................     (1,008)              (968)              (965)
       Impact of implementing new accounting guidance,
         net of taxes....................................          -                (62)                 -
                                                          ----------------   ----------------  -----------------
       Total accumulated other comprehensive
         income (loss)...................................       (621)            (1,021)            (2,287)
       Less: Accumulated other comprehensive (income) loss
         attributable to noncontrolling interest.........         (8)               (15)                51
                                                          ----------------   ----------------  -----------------
       Accumulated Other Comprehensive Income (Loss)      $     (629)        $   (1,036)       $    (2,236)
         Attributable to AXA Equitable...................
                                                          ================   ================  =================

     The components of OCI for the past three years follow:


                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Net unrealized gains (losses) on investments:
         Net unrealized gains (losses) arising during
           the year...................................... $      646         $    2,558        $    (2,972)
         (Gains) losses reclassified into net
           earnings (loss) during the year...............        189                 (2)               363
                                                          ----------------   ----------------  -----------------
       Net unrealized gains (losses) on investments......        835              2,556             (2,609)
       Adjustments for policyholders liabilities,
           DAC and deferred income taxes.................       (395)            (1,225)             1,164
                                                          ----------------   ----------------  -----------------
       Change in unrealized gains (losses), net of               440              1,331             (1,445)
           adjustments...................................
       Change in defined benefits pension plans..........        (40)                (3)              (593)
                                                          ----------------   ----------------  -----------------
       Total other comprehensive income (loss),                  400              1,328             (2,038)
         net of income taxes.............................
       Less: Other comprehensive (income) loss
         attributable to noncontrolling interest.........          7                (66)                70
                                                          ----------------   ----------------  -----------------
       Other Comprehensive Income (Loss)                  $      407         $    1,262        $    (1,968)
         Attributable to AXA Equitable...................
                                                          ================   ================  =================


18)  COMMITMENTS AND CONTINGENT LIABILITIES

     Debt Maturities
     ---------------

     At December 31, 2010, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2011, 2012, 2013 and 2014, $200 million for 2015 and $0 million thereafter.

     Leases
     ------

     The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2011 and the four successive years are $212 million, $218 million, $225 million, $219 million, $211 million and $1,827 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for

     2011 and the four successive years is $9 million, $13 million, $14 million, $14 million, $14 million and $57 million thereafter.

     Restructuring
     -------------

     As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                                               DECEMBER 31,
                                                          -------------------------------------------------------
                                                                2010               2009              2008
                                                          -----------------  ----------------- ------------------
                                                                              (IN MILLIONS)
       Balance, beginning of year........................  $       20        $       60         $       31
       Additions  .......................................          90                79                 68
       Cash payments ....................................         (94)             (112)               (34)
       Other reductions..................................          (5)               (7)                (5)
                                                          -----------------  ----------------- ------------------
       Balance, End of Year .............................  $       11        $       20         $       60
                                                          =================  ================= ==================

     During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with their workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space.

     Guarantees and Other Commitments
     --------------------------------

     The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2010, these arrangements include commitments by the Company to provide equity financing of $497 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

     AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

     The Company had $59 million of undrawn letters of credit related to reinsurance at December 31, 2010. AXA Equitable had $178 million of commitments under existing mortgage loan agreements at December 31, 2010.

     The Insurance Group has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Bermuda, a wholly-owned subsidiary of AXA Financial.

     AXA Equitable, U.S. Financial Life Insurance Company ("USFL") and MLOA receive statutory reserve credits for reinsurance treaties with AXA Bermuda to the extent AXA Bermuda holds assets in an irrevocable trust ($5,462 million) and/or letters of credit ($2,135 million). Under the reinsurance transactions, AXA Bermuda is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Bermuda fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact our liquidity.

     In addition, AXA Bermuda utilizes derivative instruments as well as repurchase agreement transactions that are collectively managed in an effort to reduce the economic impact of unfavorable changes to GMDB and GMIB reserves. The use of such instruments are accompanied by agreements which specify the circumstances under which the parties are required to pledge collateral related to the decline in the estimated fair value of specified instruments. Moreover, under the terms of a majority of the transactions, payments to counterparties related to the change in fair value of the instruments may be required. The amount of collateral pledged and the amount of payments required to be made pursuant to such transactions may increase under certain circumstances, which could adversely impact AXA Bermuda's liquidity.

     In February 2002, AllianceBernstein signed a $125 million agreement with a commercial bank under which it guaranteed certain obligations of SCBL incurred in the ordinary course of its business in the event SCBL is unable to meet these obligations.

     In December 2010, AllianceBernstein executed a guarantee in connection with the $1,000 million 2010 AB Credit Facility. If SCB LLC is unable to meet its obligations, AllianceBernstein will pay the obligations when due or on demand.

     During 2010, AllianceBernstein executed three additional agreements with commercial banks, under which AllianceBernstein guaranteed $503 million of obligations in the ordinary course of business of SCBL. In the event SCBL is unable to meet its obligations, AllianceBernstein will pay the obligations when due.

     During 2010, AllianceBernstein was not required to perform under these agreements and at December 31, 2010 had no liability outstanding in connection with these agreements.

19)  LITIGATION

     INSURANCE LITIGATION

     A putative class action entitled Eagan et al. v. AXA Equitable Life Insurance Company was filed in the District Court for the Central District of California in December 2006 against AXA Equitable as plan sponsor and fiduciary for an ERISA retiree health plan. The action was brought by two plan participants on behalf of all past and present employees and agents who received retiree medical benefits from AXA Equitable at any time after January 1, 2004, or who will receive such benefits in 2006 or later, excluding certain retired agents. Plaintiffs allege that AXA Equitable's adoption of a revised version of its retiree health plan in 1993 (the "1993 Plan") was not authorized or effective. Plaintiffs contend that AXA Equitable has therefore breached the retiree health plan by imposing the terms of the 1993 Plan on plaintiffs and other retirees. Plaintiffs allege that, even if the 1993 Plan is controlling, AXA Equitable has violated the terms of the retiree health plan by imposing health care costs and coverages on plaintiffs and other retirees that are not authorized under the 1993 Plan. Plaintiffs also allege that AXA Equitable breached fiduciary duties owed to plaintiffs and retirees by allegedly misrepresenting and failing to disclose information to them. The plaintiffs seek compensatory damages, restitution and injunctive relief prohibiting AXA Equitable from violating the terms of the applicable plan, together with interest and attorneys' fees. In December 2010, the Court granted preliminary approval of a settlement between the parties and notices were sent to the class members.

     ALLIANCEBERNSTEIN LITIGATION

     Market Timing-Related Matters
     -----------------------------

     In October 2003, a purported class action complaint entitled Hindo, et al.
     v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against AllianceBernstein, AB Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint alleges that certain defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating various securities laws.

     Following October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein.

     On April 21, 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement was documented by a stipulation of settlement which has been approved by the court. The settlement amount ($30 million), which AllianceBernstein previously expensed and disclosed, has been disbursed. The derivative claims brought on behalf of AB Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

                      ___________________________________

     Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

     In addition to the matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

20)  INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

     AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $380 million during 2011. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2010, 2009 and 2008, the Insurance Group's statutory net income (loss) totaled $(510) million, $1,783 million and $(1,075) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,232 million and $3,838 million at December 31, 2010 and 2009, respectively. In 2010, AXA Equitable paid $300 million in shareholder dividends; no dividends were paid in 2009 and 2008.

     At December 31, 2010, AXA Equitable, in accordance with various government and state regulations, had $89 million of securities on deposit with such government or state agencies.

     In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the New York State Insurance Department ("the NYID"). Interest expense in 2011 will approximate $71 million.

     At December 31, 2010 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYID and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2010.

     Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP;
     (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

     The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYID laws and regulations with net earnings (loss) and equity on a U.S. GAAP basis.

                                                                              DECEMBER 31,
                                                          ------------------------------------------------------
                                                               2010               2009               2008
                                                          ----------------   ----------------  -----------------
                                                                              (IN MILLIONS)
       Net change in statutory surplus and
         capital stock................................... $      685         $      (39)       $    (3,414)
       Change in AVR.....................................       (291)               289               (809)
                                                          ----------------   ----------------  -----------------
       Net change in statutory surplus, capital stock
         and AVR.........................................        394                250             (4,223)
       Adjustments:
         Future policy benefits and policyholders'
           account balances..............................        (61)            (5,995)                 3
         DAC.............................................        747                860             (2,090)
         Deferred income taxes...........................     (1,006)             1,167             (4,116)
         Valuation of investments........................        145               (659)             3,695
         Valuation of investment subsidiary..............        366               (579)             5,046
         Change in fair value of
           reinsurance contracts.........................      2,350             (2,566)             1,567
         Pension adjustment..............................         56                 17              1,390
         Premiums and benefits ceded to AXA Bermuda......     (1,099)             5,541              2,847
         Issuance of surplus notes.......................          -                  -             (1,000)
         Shareholder dividends paid......................        300                  -                  -
         Changes in non-admitted assets..................        (64)                29                137
         Other, net......................................        (55)               (33)               (13)
         U.S. GAAP adjustments for Wind-up Annuities ....          -               (195)               (17)
                                                          ----------------   ----------------  -----------------
       U.S. GAAP Net Earnings (Loss)
          Attributable to AXA Equitable.................. $    2,073         $   (2,163)       $     3,226
                                                          ================   ================  =================

                                                                               DECEMBER 31,
                                                          -------------------------------------------------------
                                                               2010               2009               2008
                                                          ----------------   ----------------  ------------------
                                                                              (IN MILLIONS)
       Statutory surplus and capital stock............... $    3,801         $    3,116        $     3,155
       AVR...............................................        431                722                433
                                                          ----------------   ----------------  ------------------
       Statutory surplus, capital stock and AVR..........      4,232              3,838              3,588
       Adjustments:
         Future policy benefits and policyholders'
           account balances..............................     (2,015)            (1,464)            (1,487)
         DAC.............................................      8,383              7,745              7,482
         Deferred income taxes...........................     (4,775)            (3,705)            (4,585)
         Valuation of investments........................      1,658                673             (2,312)
         Valuation of investment subsidiary..............       (657)            (1,019)               588
         Fair value of reinsurance contracts.............      4,606              2,256              4,822
         Deferred cost of insurance ceded
           to AXA Bermuda................................      2,904              3,178              3,496
         Non-admitted assets.............................        761              1,036              1,144
         Issuance of surplus notes.......................     (1,525)            (1,525)            (1,525)
         Other, net......................................       (521)              (152)               140
         U.S. GAAP adjustments for Wind-up Annuities.....          -                  -                 12
                                                          ----------------   ----------------  ------------------
       U.S. GAAP Total Equity
           Attributable to AXA Equitable................. $   13,051         $   10,861        $    11,363
                                                          ================   ================  ==================

21)  BUSINESS SEGMENT INFORMATION

     The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
     (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                2010              2009               2008
                                                          -----------------  ----------------  -----------------
                                                                              (IN MILLIONS)
       SEGMENT REVENUES:
       Insurance........................................   $     8,511        $       336       $    15,075
       Investment Management (1)........................         2,959              2,942             3,543
       Consolidation/elimination........................           (29)               (36)              (76)
                                                          -----------------  ----------------  -----------------
       Total Revenues...................................   $    11,441        $     3,242       $    18,542
                                                          =================  ================  =================

         (1) Intersegment investment advisory and other fees of approximately $62 million, $56 million and $93 million for 2010, 2009 and 2008, respectively, are included in total revenues of the Investment Management segment.

                                                                2010              2009               2008
                                                          -----------------  ----------------  -----------------
                                                                              (IN MILLIONS)
       SEGMENT EARNINGS (LOSS) FROM CONTINUING
          OPERATIONS, BEFORE INCOME TAXES:
       Insurance........................................   $     2,613       $    (3,666)       $     4,454
       Investment Management (2)........................           400               589                932
       Consolidation/elimination........................             2                (2)                 -
                                                          -----------------  ----------------  -----------------
       Total Earnings (Loss) from Continuing Operations,
          before Income Taxes...........................   $     3,015       $    (3,079)       $     5,386
                                                          =================  ================  =================

         (2)   Net of interest expenses incurred on securities borrowed.

                                                                                  DECEMBER 31,
                                                                  ----------------------------------------------
                                                                          2010                    2009
                                                                  ---------------------   ----------------------
                                                                                 (IN MILLIONS)
       SEGMENT ASSETS:
       Insurance........................................           $    152,032             $    139,151
       Investment Management............................                 11,136                   10,771
       Consolidation/elimination........................                    (12)                     (18)
                                                                  ---------------------   ----------------------
       Total Assets.....................................           $    163,156             $    149,904
                                                                  =====================   ======================

     In accordance with SEC regulations, securities with a fair value of $1,085 million and $948 million have been segregated in a special reserve bank custody account at December 31, 2010 and 2009, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

     The quarterly results of operations for 2010 and 2009 are summarized below:

                                                                  THREE MONTHS ENDED
                                      ---------------------------------------------------------------------------
                                         MARCH 31           JUNE 30          SEPTEMBER 30         DECEMBER 31
                                      ----------------  -----------------  ------------------  ------------------
                                                                     (IN MILLIONS)
       2010
       ----
       Total Revenues...............  $     2,133       $      5,387       $     5,115         $     (1,194)
                                      ================  =================  ==================  ==================

       Earnings (Loss) from
         Continuing Operations,
         Net of Income Taxes........  $       396       $      1,591       $     1,567         $     (1,481)
                                      ================  =================  ==================  ==================

       Earnings (Loss) Net,
         Attributable
         to AXA Equitable...........  $       396       $      1,591       $     1,567         $     (1,481)
                                      ================  =================  ==================  ==================

       2009
       ----
       Total Revenues...............  $     1,320       $     (1,034)      $     1,685         $      1,271
                                      ================  =================  ==================  ==================

       Earnings (Loss) from
         Continuing Operations,
         Net of Income Taxes........  $      (316)      $     (1,347)      $      (141)        $       (362)
                                      ================  =================  ==================  ==================

       Net Earnings (Loss)
         Attributable
         to AXA Equitable...........  $      (310)      $     (1,344)      $      (145)        $       (364)
                                      ================  =================  ==================  ==================

                                     PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

         (a) The following Financial Statements are included in Part B of the Registration Statement:

               The financial statements of AXA Equitable Life Insurance Company and Separate Account No. 49 will be included in the Statement of Additional Information and filed by Pre-Effective Amendment.

         (b)   Exhibits.

               The following exhibits correspond to those required by paragraph
         (b) of item 24 as to exhibits in Form N-4:

         1. Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

         2.    Not applicable.

         3.    (a)     Form of Distribution Agreement among Equitable
                       Distributors, Inc., Separate Account Nos. 45 and 49 and
                       The Equitable Life Assurance Society of the United
                       States, previously filed with this Registration Statement
                       No. 333-05593 on June 10, 1996.

               (b) Form of Distribution Agreement dated as of January 1, 1998 among The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of certain separate accounts and Equitable Distributors, Inc., previously filed with this Registration Statement, File No. 333-05593 on May 1, 1998.

               (c) Form of Sales Agreement among Equitable Distributors, Inc., as Distributor, a Broker-Dealer (to be named) and a General Agent (to be named), previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

               (d) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

               (e) Distribution Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, previously filed with this Registration Statement, File No. 333-05593, on April 25, 2001.

               (f) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(h) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

               (g) First Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to
                       Exhibit 3(i) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

               (h) Second Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to
                       Exhibit 3(j) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

               (i) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, previously filed with this Registration Statement, File No. 333-05593, on April 20, 2005.

               (j) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, previously filed with this Registration Statement, File No. 333-05593, on April 20, 2005.

               (k) First Amendment to Distribution Agreement dated as of January 1, 1998 among The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life Separate Accounts more particularly described in the Distribution Agreement and Equitable Distributors, Inc. incorporated herein by reference to Exhibit 3(j) to the Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

               (l) Third Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Exhibit 3(k) to the Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

               (m) Fourth Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Exhibit 3(l) to the Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

               (n) Fifth Amendment, dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to
                       Exhibit 4(p), filed on April 24, 2007.

               (o) Sixth Amendment, dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to
                       Exhibit 3(q), filed on April 20, 2009.

               (p) Seventh Amendment, dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to
                       Exhibit 3(r), filed on April 20, 2009.

               (q) Eighth Amendment, dated as of November 1, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to
                       Exhibit 3(s), filed on April 20, 2009.

         4.    (a)     Form of Endorsement Applicable to Traditional IRA (Form
                       No. 2010IRA-I-PCS) previously filed with this Registration Statement No. 333-165395 on September 20,
                       2010.

               (b) Form of Endorsement Applicable to Non-Qualified Contracts (Form No. 2010NQ-I-PCS) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

               (c) Form of Endorsement Applicable to Roth IRA Contracts (Form No. 2010ROTH-I-PCS) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

               (d) Form of Flexible Premium Deferred Variable and Index Linked Annuity Contract (Form No. 2010PCSBASE-I-A) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

               (e) Form of Data Page (Part A - Personal Data) (Form No. 2010PCSDP) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

               (f) Form of Data Page (Part C - Charges) (Form No. 2010PCSDP-ADV) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

               (g) Form of Data Page (Part C - Charges) (Form No. 2010PCSDP-B) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

         5.    (a)     Form  of  Enrollment  Form/Application 2010 PCS App 01
                       (AXA Advisors) previously filed with this Registration
                       Statement No. 333-165395 on September 20, 2010.

               (b) Form of Enrollment Form/Application 2010 PCS App 02 (AXA Distributors) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

               (c) Form of Enrollment Form/Application 2010 PCSI App 01 (AXA Advisors) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

               (d) Form of Enrollment Form/Application 2010 PCSI App 02 (AXA Distributors) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

         6.    (a)     Restated Charter of Equitable, as amended January 1,
                       1997, previously filed with this Registration Statement
                       No. 333-05593 on March 6, 1997.

               (b) By-Laws of Equitable, as amended November 21, 1996, previously filed with this Registration Statement No. 333-05593 on March 6, 1997.

               (c) By-Laws of AXA Equitable, as amended September 7, 2004, filed with this Registration Statement File No. 333-05593.

               (d) Restated Charter of AXA Equitable, as amended December 6, 2004, incorporated herein by reference to Exhibit No.
                       3.2 to Form 10-K, (File No. 000-20501), filed on March 31, 2005.

         7.    Not applicable.

         8.    (a)     Form of Participation Agreement among EQ Advisors Trust,
                       Equitable, Equitable Distributors, Inc. and EQ Financial
                       Consultants, Inc., (now AXA Advisors, LLC) incorporated by reference to the Registration Statement of EQ Advisors
                       Trust on Form N-1A. (File Nos. 333-17217 and 811-07953).
                       Filed August 28, 1997.

               (b) Form of Participation Agreement among AXA Premier VIP Trust, Equitable Distributors, Inc., AXA Distributors, LLC, and AXA Advisors, LLC, previously filed with this Registration Statement File No. 333-60730 on December 5, 2001.

               (c) Form of Participation Agreement among EQ Advisors Trust, Equitable, Equitable Distributors LLC and AXA Advisors, LLC, incorporated herein by reference to Exhibit 23.(h)(4)(ix) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A to the Registration of EQ Advisors Trust on Form N-1A (File Nos. 333-17217 and 811-07953), filed on January 15, 2004.

               (d) Participation Agreement by and Among AIM Variable Insurance Funds, A I M Distributors, Inc., AXA Equitable Life Insurance Company, on Behalf of itself and its Separate Accounts, AXA Advisors, LLC, and AXA Distributors, LLC, dated July 1, 2005, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (e) Form of Fund Participation Agreement among AXA Equitable Life Insurance Company, AllianceBernstein L.P., and AllianceBernstein Investments, Inc., previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (f) Form of Fund Participation Agreement among AXA Equitable Life Insurance Company, American Century Investment Management, Inc., and American Century Investment Services, Inc., previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (g) Form of Fund Participation among Agreement AXA Equitable Life Insurance Company, BlackRock Variable Series Funds, Inc., BlackRock Advisors, LLC, and Black Rock Investments, LLC, dated October 16, 2009, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (h) Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation, and The Equitable Life Assurance Society of the United States, dated May 1, 2003, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (i) Participation Agreement as of July 1, 2005 Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., AXA Equitable Life Insurance Company, AXA Advisors, LLC, and AXA Distributors, LLC, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (j) Form of Fund Participation Agreement among AXA Equitable Life Insurance Company, Goldman Sachs Variable Insurance Trust, Goldman Sachs Asset Management, L.P., and Goldman, Sachs & Co., dated October 20, 2009, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (k) Form of Fund Participation Agreement among AXA Equitable Life Insurance Company, Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc., previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (l) Form of Fund Participation Agreement among AXA Equitable Life Insurance Company, Lazard Retirement Series, Inc., and Lazard Asset Management Securities LLC, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (m) Participation Agreement among MFS Variable Insurance Trust, Equitable Life Assurance Society of the United States and Massachusetts Financial Service Company, dated July 18, 2002, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (n) Participation Agreement among T.Rowe Price Equity Series, Inc., T.Rowe Price Investment Services, Inc. and AXA Equitable Life Insurance Company, dated July 20, 2005, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (o)(i) Participation Agreement among MONY Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributions LLC, dated December 1, 2001, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (o)(ii) Form of Third Amendment to the Participation Agreement,
                       (the "Agreement") dated December 1, 2001 by and among MONY Life Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributions LLC (collectively, the "Parties") adding AXA Equitable Insurance Company as a Party to the Agreement previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (p)(i) Participation Agreement among MONY Life Insurance Company, ProFunds, and ProFunds Advisors LLC, dated May 1, 2002, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (p)(ii) Form of Amendment No. 1 to the Participation Agreement,
                       (the "Agreement") dated May 1, 2002 by and among MONY Life Insurance Company, ProFunds and ProFunds Advisors LLC (collectively, the "Parties") adding AXA Equitable Insurance Company as a Party to the Agreement previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (q)(i) Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and MONY Life Insurance Company, dated August 7, 2000, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (q)(ii) Form of Amendment No. 1 to the Participation Agreement,
                       (the "Agreement") dated August 7, 2000 by and among MONY Life Insurance Company, Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Associates Corporation (collectively, the "Parties") adding AXA Equitable Insurance Company as a Party to the Agreement, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

         9.    (a)     Opinion and Consent of Dodie Kent, Esq., Vice President
                       and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement, File No.
                       333-165395 filed on September 20, 2010.

               (b) Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, Registration Statement, File No. 333-165395 is filed herewith.



         10.   (a)     Consent of PricewaterhouseCoopers LLP is filed herewith.

               (b)     Powers of Attorney are filed herewith.

         11.   Not applicable.

         12.   Not applicable.

         13.   Not applicable.

Item 25. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

NAME AND PRINCIPAL                     POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                       AXA EQUITABLE
----------------                       --------------------------
DIRECTORS

Henri de Castries                      Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                          Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                         Director
30 Beekman Place, Apt. 8A
New York, NY 10022

Danny L. Hale                          Director
900 20th Avenue South
Nashville, TN 37212

Anthony J. Hamilton                    Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Mary R. (Nina) Henderson               Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

James F. Higgins                       Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ 07311

Peter S. Kraus                         Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Scott D. Miller                        Director
SSA & Company
315 East Hopkins Avenue
Aspen, CO 81611

Joseph H. Moglia                       Director
TD Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Lorie A. Slutsky                       Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                          Director
Princeton University
Corwin Hall
Princeton, NJ 08544

Peter J. Tobin                         Director
1 Briarwood Lane
Denville, NJ 07834

Richard C. Vaughan                     Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR

*Mark Pearson                          Director, Chairman of the Board and
                                       Chief Executive Officer

OTHER OFFICERS

*Andrew J. McMahon                     President

*Harvey Blitz                          Senior Vice President

*Kevin R. Byrne                        Executive Vice President, Chief
                                       Investment Officer and Treasurer

*Alvin H. Fenichel                     Senior Vice President and Chief
                                       Accounting Officer

*Salvatore Piazzolla                   Senior Executive Vice President

*Mary Fernald                          Senior Vice President and Chief
                                       Underwriting Officer

*David Kam                             Senior Vice President and Actuary

*Richard S. Dziadzio                   Senior Executive Vice President and
                                       Chief Financial Officer

*Andrew Raftis                         Senior Vice President and Auditor

*Kevin E. Murray                       Executive Vice President

*Anne M. Katcher                       Senior Vice President and Senior
                                       Actuary

*Anthony F. Recine                     Senior Vice President, Chief Compliance
                                       Officer and Deputy General Counsel

*Karen Field Hazin                     Vice President, Secretary and Associate
                                       General Counsel

*Dave S. Hattem                        Senior Vice President and General
                                       Counsel

*Richard V. Silver                     Senior Executive Vice President, Chief
                                       Administrative Officer and Chief Legal
                                       Officer

*Michel Perrin                         Senior Vice President and Actuary

*Naomi J. Weinstein                    Vice President

*Charles A. Marino                     Executive Vice President and Chief
                                       Actuary

*Nicholas B. Lane                      Senior Executive Vice President and
                                       President, Retirement Savings

*David W. O'Leary                      Executive Vice President

*Robert O. Wright, Jr.                 Executive Vice President

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

      Separate Account No. 49 of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable Life Insurance Company. AXA Equitable Life Insurance Company, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

      AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable Life Insurance Company. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

      Set forth below are the subsidiary charts for the Holding Company and AXA:

(a) The AXA Group Organizational Charts January 1st 2010 are incorporated herein by reference to Exhibit 26 to Registration Statement (File No. 333-160951) on Form N-4, filed July 26, 2010.

(b) The AXA Financial, Inc. - Subsidiary Organization Chart: Q1-2011 is incor-porated herein by reference to Exhibit 26(b) to Registration Statement File
No. 2-30070 on Form N-4 filed April 25, 2011.

Item 27. Number of Contractowners

         As of February 28, 2011, there were 753 Qualified Contract owners and/or 656 Non-Qualified Contract owners of the contracts offered by the registrant under this Registration Statement.

Item 28. Indemnification

         (a)   Indemnification of Directors and Officers

      The by-laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

      7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

               (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

               (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

               (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                     (b) To the extent permitted by the law of the State of New York, the Company, or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss.1216)

      The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Zurich Insurance Company and AXIS Insurance Company and Chubb Insurance Company. The annual limit on such policies is $150 million, and the policies insure that officers and directors against certain liabilities arising out of their conduct in such capacities.

      (b)   Indemnification of Principal Underwriters

      To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, LLC and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, LLC and AXA Advisors, LLC.

      (c)   Undertaking

      Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

         (a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 49 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301, A and I, and MONY's Variable Account S, and Keynote Series Account. The principal business address of AXA Advisors, LLC and AXA Distributors, LLC is 1290 Avenue of the Americas, NY, NY 10104.

         (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.

AXA ADVISORS, LLC

NAME AND PRINCIPAL                     POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                       (AXA ADVISORS LLC)
-----------------                      --------------------------------------
*Andrew J. McMahon                     Director, Chairman of the Board and
                                       Chief Financial Protection & Wealth
                                       Management Officer

*Harvey E. Blitz                       Director and Senior Vice President

*Christine Nigro                       President and Director

*Richard S. Dziadzio                   Director

*Manish Agarwal                        Director

*Nicholas B. Lane                      Director and Chief Retirement Services
                                       Officer

*Robert O. Wright, Jr.                 Director, Vice Chairman of the Board
                                       and Chief Sales Officer

*Frank Massa                           Chief Operating Officer

*Philip Pescatore                      Chief Risk Officer

*William Degnan                        Senior Vice President and Divisional
                                       President

*David M. Kahal                        Senior Vice President

*Vincent Parascandola                  Senior Vice President

*Robert P. Walsh                       Vice President and Chief Anti-Money
                                       Laundering Officer

Jeffrey Green                          Senior Vice President
4251 Crums Mill Road
Harrisburg, PA 17112

*Kevin R. Byrne                        Executive Vice President and Treasurer

*Patricia Roy                          Chief Compliance Officer

*Maurya Keating                        Vice President and Associate General
                                       Counsel

*Francesca Divone                      Secretary

*Susan Vesey                           Assistant Secretary

*Denise Tedeschi                       Assistant Vice President and Assistant
                                       Secretary

(II) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                     POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                       (AXA DISTRIBUTORS, LLC)

*Nicholas B. Lane                      Director, Chairman of the Board,
                                       President, Chief Executive Officer and
                                       Chief Retirement Savings Officer

*Andrew J. McMahon                     Director and Chief Financial Protection
                                       & Wealth Management Officer

*Gary Hirschkron                       Executive Vice President

*Michael P. McCarthy                   Director, Senior Vice President and
                                       National Sales Manager

*Michael Gregg                         Executive Vice President

*David W. O'Leary                      Executive Vice President

*Joanne Pietrini-Smith                 Executive Vice President

*Anthea Perkinson                      Senior Vice President and National
                                       Accounts Director, Financial
                                       Institutions

*Nelida Garcia                         Senior Vice President

*Peter D. Golden                       Senior Vice President

*Kevin M. Kennedy                      Senior Vice President

*Diana L. Keary                        Senior Vice President

*Harvey T. Fladeland                   Senior Vice President

*Andrew L. Marrone                     Senior Vice President

*Kevin Molloy                          Senior Vice President

*Mark Teitelbaum                       Senior Vice President

*Timothy P. O'Hara                     Senior Vice President

*Mark D. Scalercio                     Senior Vice President

*Michael Schumacher                    Senior Vice President

*Ronald R. Quist                       Vice President and Treasurer

*Norman J. Abrams                      Vice President and General Counsel

*Nicholas Gismondi                     Vice President and Chief Financial
                                       Officer

*Denise Tedeschi                       Assistant Vice President and Assistant
                                       Secretary

*Gregory Lashinsky                     Assistant Vice President - Financial
                                       Operations Principal

*Robert P. Walsh                       Vice President and Chief AML Officer

*Francesca Divone                      Secretary

*Susan Vesey                           Assistant Secretary


      (c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable Life Insurance Company at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096. The policies files will be kept at Vantage Computer System, Inc., 301 W. 11th Street, Kansas City, Mo. 64105.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
               (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

               AXA Equitable represents that the fees and charges deducted under the Certificates described in this Registration Statement, in the aggregate, in each case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the respective Certificates.

               The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b)of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

                                   SIGNATURES

      As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 26th day of April, 2011.

                              SEPARATE ACCOUNT NO. 49 OF
                              AXA EQUITABLE LIFE INSURANCE COMPANY
                                        (Registrant)
                              By: AXA Equitable Life Insurance Company
                                        (Depositor)

                              By: /s/ Dodie Kent
                                  ----------------------------------------------
                                  Dodie Kent
                                  Vice President and Associate General Counsel

                                   SIGNATURES

      As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 26th day of April, 2011.

                                AXA EQUITABLE LIFE INSURANCE COMPANY
                                        (Depositor)

                                By: /s/ Dodie Kent
                                    -------------------------------------------
                                    Dodie Kent
                                    Vice President and Associate General Counsel


      As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                       Chairman of the Board, Chief Executive
                                    Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Richard S. Dziadzio                Senior Executive Vice President and Chief
                                    Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                  Senior Vice President and Chief Accounting
                                    Officer


*DIRECTORS:

Mark Pearson             Anthony J. Hamilton         Joseph H. Moglia
Henri de Castries        Mary R. (Nina) Henderson    Lorie A. Slutsky
Denis Duverne            James F. Higgins            Ezra Suleiman
Charlynn Goins           Peter S. Kraus              Peter J. Tobin
Danny L. Hale            Scott D. Miller             Richard C. Vaughan

*By:  /s/ Dodie Kent
      -----------------
      Dodie Kent
      Attorney-in-Fact

April 26, 2011

                                 EXHIBIT INDEX

EXHIBIT NO.                                                     TAG VALUE
-----------                                                     ---------
9(b)        Opinion and Consent of Counsel                      EX-99.9b

10(a)       Consent of PricewaterhouseCoopers LLP               EX-99.10a

10(b)       Powers of Attorney                                  EX-99.10b